UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07803
Name of Registrant:	Vanguard Scottsdale Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code:	(610) 669-1000
Date of fiscal year end:	August 31
Date of reporting period:	September 1, 2013 – August 31, 2014
Item 1: Reports to Shareholders

Annual Report | August 31, 2014

Vanguard Explorer Value™ Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
Total
Returns
Vanguard Explorer Value Fund	20.34%
Russell 2500 Value Index	22.61
Small-Cap Value Funds Average	19.06
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Explorer Value Fund	$29.39	$32.97	$0.168	$2.042

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Value Fund returned 20.34% for the 12 months ended August 31, 2014. In a reversal from a year ago, smaller-capitalization stocks underperformed large-cap stocks, and the fund was affected by this trend.

The fund’s return lagged that of its benchmark index, the Russell 2500 Value Index, by about two percentage points, but beat the average return for small-cap value funds by about one percentage point.

Nine of the fund’s ten sectors recorded double-digit gains for the fiscal year. The fund’s holdings in consumer discretionary, industrials, and materials underperformed their counterparts in the Russell 2500 Value Index. Financials, information technology, and energy, on the other hand, outperformed their benchmark counterparts.

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

Stocks cleared hurdles en route to new highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the 12 months ended August 31. U.S. stocks registered positive results in 10 of those 12 months, and a July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured stocks at different times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Defying analysts’ expectations, bond prices rose over the year
The broad U.S. taxable bond market returned 5.66% for the period, rallying from the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the program in October. Interest rates have not risen as forecast, however. The yield of the 10-year U.S. Treasury note ended August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%.

Following such a strong advance for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

Despite its robust returns, the fund trailed its benchmark
Reflecting the multiyear bull market, the Explorer Value Fund posted its fourth straight double-digit gain for its fiscal year. Nine of ten sectors represented in the fund rose at least 11%, and six returned at least 20%.

The fund’s three advisors, Frontier Capital Management, Sterling Capital Management, and Cardinal Capital Management, use distinct but complementary approaches in finding undervalued companies that they believe can outperform the market. Although its 12-month performance was well above long-term market averages, the fund did not beat

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Explorer Value Fund	0.66%	1.36%
The fund expense ratio shown is from the prospectus dated December 20, 2013, and represents estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2014, the fund’s expense ratio was 0.57%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Small-Cap Value Funds.

its target index. Its record over a longer period, however, remains superior, as discussed below.

Among sectors, consumer discretionary was the most notable underperformer. The advisors’ selections in this area, including media companies and apparel retailers, returned only about half of the index’s return for the sector.

The fund’s industrial portfolio also disappointed, with air freight, construction machinery, and commercial services stocks proving the most problematic. And the smallest sector, telecommunication services, recorded an outright loss for the fund as several holdings performed particularly poorly.

Better relative performance came from financial companies, which make up about a third of the advisors’ holdings. This sector was the top contributor, and its returns were in line with the fund’s overall result. Real estate investment trusts (REITs) were among the sector’s standouts. A decline in interest rates in 2014 helped REITs rebound from their decline during the last part of 2013. REITs rely heavily on the markets to raise cash to finance growth, and less expensive capital can help their profit margins.

In terms of absolute returns, information technology was a standout. Selections among semiconductor and application software firms were especially profitable.

Total Returns
Inception Through August 31, 2014
Average
Annual Return
Explorer Value Fund (Returns since inception: 3/30/2010)	16.40%
Russell 2500 Value Index	15.14
Small-Cap Value Funds Average	13.86
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Energy stocks also outperformed, thanks to companies that explore for and produce oil and gas.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

Small-cap stocks versus large-caps: A case for diversification

At times, particularly over the past dozen years, small-capitalization stocks have outpaced their large-cap counterparts. This performance edge may appear compelling, but before making any drastic decisions to tilt your portfolio heavily toward small-caps, consider two points.

First, there’s no guarantee that small caps’ performance advantage will persist. As shown in the chart below, these stocks had an extended period of underperformance in the 1990s, and that could happen again.

Second, investing in small companies’ stocks involves additional risks. These firms generally have less business diversification, fewer financial resources, and less management depth than larger enterprises. As a result, their stocks can be highly volatile.

Investors with a heavy allocation to only one segment of the market can end up with greater volatility and less diversification. A better alternative can be a market-cap-weighted equity portfolio of stocks of all capitalizations that offers more diversification over the long term.

Small-cap performance relative to large-caps

Chart compares the annual returns of the Russell 2000 Index, a small-cap benchmark, with those of the Russell 1000 Index, a large-cap benchmark. Source: Vanguard.

Booming markets are welcome but they call for caution
Since its inception on March 30, 2010, the Explorer Value Fund’s average annual return has exceeded, by more than a percentage point, that of its benchmark index. The period was characterized by a strong U.S. stock market performance—we’ve seen a rising tide that lifted all boats across the market waterfront.

In this very favorable environment, your fund generated returns well above historical market norms even though large-company stocks outdistanced small-caps during the period. Small-cap stocks’ underperformance stands in contrast to 2013 and most years of the previous decade, when it was large-cap stocks that lagged. The switch in performance leadership is a good reminder that the two groups take turns outperforming each other. (For more on the performance of small- and large-cap stocks, please see the box on page 6.)

Meanwhile, growth companies—typically defined as those poised to register above-average profits—outgained value stocks during the fiscal year. (Value companies tend to be more-established firms that grow more slowly.) Over longer periods, of course, the performance of growth and value stocks, like large- and small-cap stocks, tends to converge. That’s why Vanguard counsels that a broadly diversified portfolio spanning all corners of the market gives the best chance for long-term success.

A note on expense ratios

The Expense Ratios table in each shareholder report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,”
which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index. A footnote to the Expense Ratios table reports the fund’s actual expenses for the fiscal year, a more relevant tally of the operating costs incurred by shareholders.

History also teaches that bull markets eventually give back some of their gains as buyers and sellers change positions on the prospects of various companies and sectors. Regardless of whether small-cap value stocks are outperforming, or whether the overall market is rising or falling, Vanguard Explorer Value Fund can play a useful role in a diversified and well-balanced portfolio by giving you low-cost exposure to smaller companies that may be undervalued.

High costs don’t equal strong fund performance
The old adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t really support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard seeks to minimize costs on all our funds. Indexing, of course, is the purest expression of low-cost investing. In our actively managed funds, which are run by some of the most prominent advisory firms in the investment industry, we work to keep fees low. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 15, 2014

Advisors’ Report

For the fiscal year ended August 31, 2014, Vanguard Explorer Value Fund returned 20.34%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. (Please note that the Frontier and Sterling discussions refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 17, 2014.

Frontier Capital Management Co., LLC

Portfolio Managers:

Thomas W. Duncan, Jr.,
Senior Vice President

William A. Teichner, CFA,
Senior Vice President

Our portion of the Explorer Value Fund benefited primarily from strong stock selection in the technology, energy,

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management Co.,	33	107	The advisor selects stocks by identifying companies it
LLC			believes are underpriced relative to their long-term
			value. These companies are generally inexpensive and
			have low price-to-book and price-to-earnings ratios.
Sterling Capital Management LLC	33	107	The advisor searches for stocks of quality companies
			selling at large discounts compared with their
			underlying value. It defines quality stocks as those that
			generate considerable cash flow, reinvest in
			opportunities with attractive returns, and have a
			competitive advantage within their business sector.
Cardinal Capital Management,	32	104	The advisor seeks stocks that are able to generate
L.L.C.			excess cash flow and reinvest the cash to increase
			shareholder value.
Cash Investments	2	5	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

and financial services sectors. Our portfolio’s ten best contributing stocks were spread over five sectors and included three technology companies and two stocks each from energy, financial services, and producer durables, along with one materials and processing stock.

Our largest contributor was TriQuint Semiconductor, a supplier of semiconductors used in mobile devices, networks, and military systems. The company exceeded consensus earnings expectations in each of the past five quarters. Furthermore, in February, TriQuint announced that it planned to merge with RF Micro Devices, a similar enterprise, to become a leading provider of semiconductors for wireless applications. The companies expect to achieve $150 million in savings from manufacturing costs and operating expenses by the second year of the merger.

Our portfolio’s ten largest detractors were spread over six sectors and consisted of four technology holdings, two producer durables companies, and another four stocks from different sectors. The technology stocks were from three different industries within that sector.

The largest detractor during the period was NII Holdings, a U.S.-domiciled provider of wireless communication services to subscribers in Mexico and Brazil and two other Latin American countries. Despite promising new management at the helm, the firm’s financial results were worse than consensus expectations because of cellphone subscriber cancellations, lower revenue per subscriber, and currency depreciation. We sold the stock in February because we lost confidence that the company would be successfully turned around.

During the period, we bought 14 new stocks and sold 13 holdings. The purchases were spread across seven sectors; the sales, across six. The net effect was an increase in technology, materials and processing, and consumer discretionary stocks, and a reduction in producer durables, energy, and financial services holdings. As is typical for Frontier, the changes were related to company-specific reasons rather than top-down positioning.

Sterling Capital Management LLC

Portfolio Managers:

Eduardo A. Brea, CFA,
Managing Director

Timothy P. Beyer, CFA,
Managing Director

For the 12 months ended August 31, the benchmark 10-year U.S. Treasury started the fiscal year with a yield of 2.76%, which rose to nearly 3% by January. Confounding general expectations of a further rise, the Treasury yield fell back to 2.34% by the end of August. A rise in geopolitical tensions and weaker-than-expected economic activity in Europe (suppressing yields in those countries) kept the Treasury’s safe-haven status intact.

10

Stocks continued to rally as the relative valuation of equities continues to look better than that of fixed income. Mergers, acquisitions, spin-offs and other corporate activities have increased, encouraged by higher equity valuations and continued low borrowing costs for corporations and private equity sponsors.

Relative to the Russell 2500 Value Index, we saw underperformance equally in our sector and stock selections. We found businesses in the consumer discretionary sector, particularly in the “soft line” retail industry (primarily apparel and accessories) to be very attractively priced. Consumer spending has focused on autos, home furnishings, and electronics (“hard line” goods), while spending on apparel and shoes has languished. We expect consumer spending to normalize, shifting back toward a better balance between soft-line and hard-line goods over time and provide earnings growth for many of our holdings. Nevertheless, this sector was our largest detractor from relative performance. Our holdings in Ascena Retail Group, Chico’s, Elizabeth Arden, Guess, and Regis all lagged the benchmark over the fiscal year. Our underweighting of energy and real estate investment trusts (REITs) and utility businesses also hurt us because of rising geopolitical risks and falling interest rates, respectively.

We benefited from strong stock selection in the financial sector despite our underweight in REITs. Two holdings in particular, E*Trade Financial and Ryman Hospitality, significantly outperformed the benchmark. We also overweighted the technology and producer durables sectors, both of which lagged in the fiscal year.

We remain focused on finding businesses that are well financed, generate cash, and have an opportunity to grow their intrinsic value at a competitive rate. We measure intrinsic value using a variety of tools (e.g., discounted cash flow, and private and public market comparisons) and buy when there is a significant discount between a company’s stock price and its intrinsic value. Given the very low interest rate environment, we remain underweight in yield-oriented equities (such as REITs and utilities). Our overweighting of retail, technology, and producer durable businesses reflects our bottom-up approach to stock selection.

Cardinal Capital Management, L.L.C.

Portfolio Managers:

Robert B. Kirkpatrick, CFA,
Managing Partner

Eugene Fox III, Managing Partner

Rachel D. Matthews, Partner

During the 12-month period, the strong performance of U.S. equities was consistent with a more optimistic view of the economy. Despite the U.S. federal government’s shutdown in the fall and poor weather in the winter, most measures of business activity and confidence were positive. Calendar-year 2014 is shaping up to be a year of moderate growth, but not of the rebound many economists had expected.

11

The performance of our portfolio, while strong on an absolute basis, lagged its benchmark’s sharp rise. The main detractors from relative performance were stock selection in the industrial, materials, and consumer discretionary sectors, and the drag from holding residual cash in a strong market. The stock price of Copa Holdings, a Panamanian airline listed in the United States, declined after the company reduced its flights to and from Venezuela. Although this action capped Copa’s exposure to the bolivar, Venezuela’s currency, it also reduced the company’s short-term profit growth. We added to our position because Copa’s industry-leading fundamentals remain attractive. Within materials, Silgan Holdings, a metal and plastics packaging processor, lagged the sector’s more cyclical components.

Contributors to relative performance included stock selection in information technology and financials, as well as the absence of investments in utilities. Specifically, shares of Skyworks Solutions rose after the company reported better-than-expected results through the period and raised its long-term profitability targets on broad-based demand for its radio frequency technology. The stock of the Howard Hughes Corp. also rose on momentum in the company’s real estate development activities as well as strong land sales and pricing.

Our outlook for the equity market remains cautiously optimistic: Valuations are attractive relative to bonds, though less compelling on an absolute basis. Five years into the economic recovery, stock prices have become more closely tied to economic growth, although rising interest rates could change that. High-quality stocks also tend to perform relatively well as growth normalizes. Merger-and-acquisition activity should remain strong as credit remains available and inexpensive and business conditions are favorable. The managements of our portfolio companies are actively deploying their free cash flow through share repurchases, dividends and opportunistic acquisitions, which should bode well for the future.

12

Explorer Value Fund

Fund Profile
As of August 31, 2014

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2500	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	174	1,678	3,709
Median Market Cap	$2.6B	$3.6B	$48.0B
Price/Earnings Ratio	22.4x	22.5x	20.7x
Price/Book Ratio	1.8x	1.7x	2.7x
Return on Equity	10.3%	9.0%	17.8%
Earnings Growth
Rate	14.4%	12.2%	15.3%
Dividend Yield	1.5%	1.9%	1.8%
Foreign Holdings	0.8%	0.0%	0.0%
Turnover Rate	36%	—	—
Ticker Symbol	VEVFX	—	—
Expense Ratio[1]	0.66%	—	—
30-Day SEC Yield	0.83%	—	—
Short-Term Reserves	3.4%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	11.0%	10.8%	12.6%
Consumer Staples	1.9	2.2	8.1
Energy	5.1	6.7	9.7
Financials	32.1	36.2	17.3
Health Care	4.2	5.7	13.3
Industrials	15.7	14.1	11.2
Information Technology	21.4	9.3	18.6
Materials	5.8	6.2	3.9
Telecommunication
Services	0.0	0.8	2.2
Utilities	2.8	8.0	3.1

Volatility Measures
	Russell	DJ
	2500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.98	0.93
Beta	1.01	1.18
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Endurance Specialty
Holdings Ltd.	Reinsurance	1.7%
E*TRADE Financial	Investment Banking
Corp.	& Brokerage	1.6
Skyworks Solutions Inc.	Semiconductors	1.4
Howard Hughes Corp.	Real Estate
	Development	1.4
PacWest Bancorp	Regional Banks	1.3
Popular Inc.	Regional Banks	1.2
Aspen Insurance	Property & Casualty
Holdings Ltd.	Insurance	1.1
KAR Auction Services	Diversified Support
Inc.	Services	1.1
Crocs Inc.	Footwear	1.1
UTi Worldwide Inc.	Air Freight &
	Logistics	1.1
Top Ten		13.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 20, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratio was 0.57%.

13

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 30, 2010, Through August 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2014
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/30/2010)	Investment
Explorer Value Fund	20.34%	16.40%	$19,570
Russell 2500 Value Index	22.61	15.14	18,652
Small-Cap Value Funds Average	19.06	13.86	17,756
Dow Jones U.S. Total Stock Market
Float Adjusted Index	24.68	15.49	18,908

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

14

Explorer Value Fund

Fiscal-Year Total Returns (%): March 30, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Explorer Value Fund	3/30/2010	25.96%	17.60%

15

Explorer Value Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.5%)[1]
Consumer Discretionary (10.5%)
*	Crocs Inc.	225,203	3,479
*	LIN Media LLC	110,800	2,584
	Cinemark Holdings Inc.	72,600	2,562
*	Ascena Retail Group Inc.	141,450	2,460
*	Modine Manufacturing Co.	162,703	2,313
	MDC Partners Inc. Class A	104,800	2,295
	Six Flags
	Entertainment Corp.	60,500	2,207
	Interpublic Group
	of Cos. Inc.	109,000	2,129
	Chico’s FAS Inc.	127,463	2,014
	Kohl’s Corp.	33,300	1,958
*	News Corp. Class B	90,950	1,570
	Meredith Corp.	33,550	1,563
*	American Public
	Education Inc.	51,100	1,551
	Regis Corp.	97,500	1,473
	Guess? Inc.	58,100	1,362
	American Eagle
	Outfitters Inc.	51,937	731
	International Speedway
	Corp. Class A	18,148	608
	Universal Technical
	Institute Inc.	52,800	590
*	Quiksilver Inc.	120,361	350
			33,799
Consumer Staples (1.8%)
*	Medifast Inc.	63,100	2,120
*	Elizabeth Arden Inc.	123,500	2,112
	Lancaster Colony Corp.	11,400	1,008
*	Central Garden and Pet Co.
	Class A	52,877	476
			5,716

			Market
			Value
		Shares	($000)
Energy (4.8%)
*	Carrizo Oil & Gas Inc.	41,049	2,575
	World Fuel Services Corp.	57,000	2,530
*	Concho Resources Inc.	15,100	2,145
	Comstock Resources Inc.	78,801	1,921
*	Oasis Petroleum Inc.	32,800	1,613
*	Bonanza Creek Energy Inc.	19,500	1,198
*	Bill Barrett Corp.	47,274	1,076
*,^	SandRidge Energy Inc.	196,886	1,032
*	Resolute Energy Corp.	108,900	874
*	Emerald Oil Inc.	79,400	679
			15,643
Financials (30.8%)
	Endurance Specialty
	Holdings Ltd.	95,153	5,526
*	E*TRADE Financial Corp.	227,567	5,066
*	Howard Hughes Corp.	27,700	4,387
	PacWest Bancorp	97,245	4,078
*	Popular Inc.	125,454	3,884
	Aspen Insurance
	Holdings Ltd.	85,944	3,654
	Willis Group Holdings plc	77,700	3,261
	Argo Group International
	Holdings Ltd.	57,090	3,005
*	American Capital Ltd.	185,281	2,870
	Medical Properties
	Trust Inc.	202,500	2,853
	Ryman Hospitality
	Properties Inc.	55,015	2,737
	Leucadia National Corp.	107,400	2,678
	AG Mortgage Investment
	Trust Inc.	133,350	2,663
	Starwood Property
	Trust Inc.	109,300	2,607
	HCC Insurance Holdings Inc.	51,632	2,589
	Selective Insurance
	Group Inc.	106,166	2,545
*	Markel Corp.	3,800	2,507

16

Explorer Value Fund

			Market
			Value
		Shares	($000)
	Pinnacle Financial
	Partners Inc.	67,488	2,420
*	Navigators Group Inc.	36,085	2,318
	WSFS Financial Corp.	30,696	2,290
	Two Harbors
	Investment Corp.	200,500	2,149
	Lincoln National Corp.	36,600	2,015
	Assured Guaranty Ltd.	83,100	2,007
	Renasant Corp.	68,791	1,990
	Hersha Hospitality Trust
	Class A	283,800	1,927
	First Midwest Bancorp Inc.	113,989	1,921
	Flushing Financial Corp.	99,259	1,916
	First Horizon National Corp.	143,563	1,746
	Ares Capital Corp.	99,900	1,713
*	Affiliated Managers
	Group Inc.	8,100	1,710
	EPR Properties	29,000	1,650
	National Retail
	Properties Inc.	42,463	1,577
	AmTrust Financial
	Services Inc.	34,870	1,535
	Parkway Properties Inc.	72,153	1,497
	Washington Federal Inc.	68,626	1,493
*	Enstar Group Ltd.	10,350	1,469
	First Citizens BancShares
	Inc. Class A	6,350	1,459
*	Investment Technology
	Group Inc.	79,300	1,351
	Nelnet Inc. Class A	26,700	1,174
	BGC Partners Inc. Class A	135,300	1,024
	Berkshire Hills Bancorp Inc.	35,500	874
*	Bancorp Inc.	84,700	822
*	Starwood Waypoint
	Residential Trust	18,740	519
			99,476
Health Care (3.9%)
*	Ligand Pharmaceuticals Inc.	54,900	2,857
*	VCA Inc.	55,900	2,278
*	Allscripts Healthcare
	Solutions Inc.	126,413	1,868
*	Laboratory Corp.
	of America Holdings	17,250	1,850
*	Globus Medical Inc.	80,700	1,464
*	Myriad Genetics Inc.	28,895	1,045
*	Merit Medical Systems Inc.	55,397	693
*	Symmetry Medical Inc.	40,875	377
			12,432
Industrials (15.0%)
	KAR Auction Services Inc.	120,800	3,643
*	UTi Worldwide Inc.	376,500	3,456
	Copa Holdings SA Class A	26,400	3,247
*	Teledyne Technologies Inc.	29,642	2,877
*	Clean Harbors Inc.	41,200	2,494

			Market
			Value
		Shares	($000)
*	FTI Consulting Inc.	63,730	2,364
*	Hertz Global Holdings Inc.	69,400	2,051
	Altra Industrial Motion Corp.	60,709	2,019
*	Performant Financial Corp.	190,101	1,829
	Babcock & Wilcox Co.	57,200	1,662
*	Genesee & Wyoming Inc.
	Class A	15,900	1,563
*	Roadrunner Transportation
	Systems Inc.	61,700	1,554
	Kaman Corp.	37,000	1,504
	Woodward Inc.	27,800	1,452
*	Saia Inc.	28,982	1,376
	Celadon Group Inc.	58,346	1,222
	HNI Corp.	32,148	1,219
	Harsco Corp.	49,990	1,210
*	MRC Global Inc.	47,804	1,186
	Elbit Systems Ltd.	18,950	1,134
	Timken Co.	24,800	1,123
*	MasTec Inc.	35,300	1,077
	Lennox International Inc.	12,626	1,058
	Primoris Services Corp.	33,134	962
	AGCO Corp.	18,850	921
	MSA Safety Inc.	13,884	769
*	Wabash National Corp.	47,964	678
*	Hub Group Inc. Class A	14,735	641
	Encore Wire Corp.	12,689	539
*	WESCO International Inc.	6,097	512
	Briggs & Stratton Corp.	25,282	509
	Civeo Corp.	10,600	269
*	Furmanite Corp.	29,487	268
			48,388
Information Technology (20.4%)
	Skyworks Solutions Inc.	78,100	4,425
	Global Payments Inc.	45,600	3,316
	IAC/InterActiveCorp	45,200	3,145
	j2 Global Inc.	54,800	2,929
	InterDigital Inc.	64,400	2,857
*	Atmel Corp.	313,666	2,779
*	MicroStrategy Inc. Class A	19,655	2,731
*	ACI Worldwide Inc.	138,600	2,699
*	Itron Inc.	58,756	2,481
*	Ingram Micro Inc.	84,640	2,440
	Convergys Corp.	125,100	2,402
*	Knowles Corp.	68,200	2,245
*	ON Semiconductor Corp.	220,420	2,151
*	II-VI Inc.	152,400	2,128
*	TriQuint Semiconductor Inc.	97,785	2,021
*	Kulicke & Soffa
	Industries Inc.	123,500	1,814
*	Advanced Energy
	Industries Inc.	91,992	1,771
*	Sykes Enterprises Inc.	78,800	1,650
	Western Union Co.	94,100	1,644
	Jabil Circuit Inc.	74,277	1,603
*	Progress Software Corp.	66,700	1,545

17

Explorer Value Fund

			Market
			Value
		Shares	($000)
	DST Systems Inc.	15,850	1,471
*	Fairchild Semiconductor
	International Inc. Class A	82,650	1,451
*	Orbotech Ltd.	86,300	1,400
*	Pericom Semiconductor
	Corp.	132,510	1,296
*	Insight Enterprises Inc.	48,684	1,277
*	NCR Corp.	36,100	1,233
*	Integrated Device
	Technology Inc.	74,832	1,231
*	Virtusa Corp.	31,876	1,085
*	QLogic Corp.	92,017	833
*	Ciber Inc.	206,262	788
*	Ultratech Inc.	26,395	683
*	Dice Holdings Inc.	80,350	682
	Littelfuse Inc.	6,235	573
*	NeuStar Inc. Class A	19,300	569
*	Entropic
	Communications Inc.	121,588	320
*	Semtech Corp.	12,100	315
			65,983
Materials (5.6%)
	Silgan Holdings Inc.	67,100	3,378
	Schnitzer Steel
	Industries Inc.	73,501	2,035
*	Rayonier Advanced
	Materials Inc.	60,300	2,003
	FMC Corp.	28,000	1,852
	Eagle Materials Inc.	16,464	1,678
	TimkenSteel Corp.	32,450	1,550
	Albemarle Corp.	18,300	1,164
	Cabot Corp.	20,958	1,148
*	Boise Cascade Co.	28,565	859
	Cytec Industries Inc.	7,055	727
	PH Glatfelter Co.	25,515	636
*	LSB Industries Inc.	14,500	581
*	Chemtura Corp.	16,500	407
*	Kraton Performance
	Polymers Inc.	2,300	47
			18,065
Utilities (2.7%)
	Westar Energy Inc. Class A	62,076	2,292
	Portland General Electric Co.	58,475	2,016
	WGL Holdings Inc.	32,382	1,408
	Unitil Corp.	36,273	1,182
	Southwest Gas Corp.	20,007	1,045
	Piedmont Natural Gas
	Co. Inc.	17,150	641
			8,584
Total Common Stocks
(Cost $250,180)			308,086

		Market
		Value
	Shares	($000)
Temporary Cash Investments (4.9%)[1]
Money Market Fund (4.7%)
[2,3] Vanguard Market
Liquidity Fund,
0.113%	15,185,675	15,186

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.080%, 10/8/14	500	500
Total Temporary Cash Investments
(Cost $15,686)		15,686
Total Investments (100.4%)
(Cost $265,866)		323,772
Other Assets and Liabilities (-0.4%)
Other Assets		1,168
Liabilities[3]		(2,322)
		(1,154)
Net Assets (100%)
Applicable to 9,785,899 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		322,618
Net Asset Value Per Share		$32.97

18

Explorer Value Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	249,731
Undistributed Net Investment Income	1,064
Accumulated Net Realized Gains	13,819
Unrealized Appreciation (Depreciation)
Investment Securities	57,906
Futures Contracts	98
Net Assets	322,618

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $210,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.9% and 3.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $240,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Explorer Value Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	3,752
Interest[1]	25
Securities Lending	36
Total Income	3,813
Expenses
Investment Advisory Fees—Note B
Basic Fee	964
Performance Adjustment	(61)
The Vanguard Group—Note C
Management and Administrative	549
Marketing and Distribution	41
Custodian Fees	17
Auditing Fees	43
Shareholders’ Reports	5
Trustees’ Fees and Expenses	1
Total Expenses	1,559
Net Investment Income	2,254
Realized Net Gain (Loss)
Investment Securities Sold	19,196
Futures Contracts	1,222
Realized Net Gain (Loss)	20,418
Change in Unrealized Appreciation (Depreciation)
Investment Securities	25,177
Futures Contracts	270
Change in Unrealized Appreciation (Depreciation)	25,447
Net Increase (Decrease) in Net Assets Resulting from Operations	48,119
1 Interest income from an affiliated company of the fund was $24,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Explorer Value Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,254	1,463
Realized Net Gain (Loss)	20,418	14,699
Change in Unrealized Appreciation (Depreciation)	25,447	22,412
Net Increase (Decrease) in Net Assets Resulting from Operations	48,119	38,574
Distributions
Net Investment Income	(1,328)	(1,492)
Realized Capital Gain[1]	(16,137)	(2,284)
Total Distributions	(17,465)	(3,776)
Capital Share Transactions
Issued	132,062	104,200
Issued in Lieu of Cash Distributions	16,457	3,514
Redeemed	(78,509)	(43,330)
Net Increase (Decrease) from Capital Share Transactions	70,010	64,384
Total Increase (Decrease)	100,664	99,182
Net Assets
Beginning of Period	221,954	122,772
End of Period[2]	322,618	221,954
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $5,516,000 and $530,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,064,000 and $369,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Explorer Value Fund

Financial Highlights

					March 16,
					2010[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$29.39	$23.44	$21.94	$18.09	$20.00
Investment Operations
Net Investment Income	.251	.255	.232	.190	.044
Net Realized and Unrealized Gain (Loss)
on Investments	5.539	6.429	2.476	3.991	(1.954)
Total from Investment Operations	5.790	6.684	2.708	4.181	(1.910)
Distributions
Dividends from Net Investment Income	(.168)	(. 290)	(.189)	(.135)	—
Distributions from Realized Capital Gains	(2.042)	(.444)	(1.019)	(.196)	—
Total Distributions	(2.210)	(.734)	(1.208)	(.331)	—
Net Asset Value, End of Period	$32.97	$29.39	$23.44	$21.94	$18.09

Total Return[2]	20.34%	29.19%	13.10%	23.04%	-9.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$323	$222	$123	$116	$75
Ratio of Total Expenses to Average Net Assets[3]	0.57%	0.60%	0.59%	0.57%	0.56%[4]
Ratio of Net Investment Income to
Average Net Assets	0.83%	0.88%	1.00%	0.82%	0.55%[4]
Portfolio Turnover Rate	36%	46%	38%	41%	16%
1 Subscription period for the fund was March 16, 2010, to March 30, 2010, during which time all assets were held in money market instruments. Performance measurement began March 30, 2010, at a net asset value of $20.00.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.04%, 0.03%, 0.01%, and 0.00%.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

23

Explorer Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Frontier Capital Management Co., LLC, Sterling Capital Management LLC, and Cardinal Capital Management, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Value Index. The basic fee of Sterling Capital Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Value Index. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Mid-Cap Value Custom Cap-Range Index.

24

Explorer Value Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.35% of the fund’s average net assets, before a decrease of $61,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $33,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	308,086	—	—
Temporary Cash Investments	15,186	500	—
Futures Contracts—Assets[1]	26	—	—
Total	323,298	500	—
1 Represents variation margin on the last day of the reporting period.

E. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2014	37	4,342	98

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

Explorer Value Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $231,000 from undistributed net investment income, and $2,334,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $6,116,000 of ordinary income and $9,153,000 of long-term capital gains available for distribution.

At August 31, 2014, the cost of investment securities for tax purposes was $265,906,000. Net unrealized appreciation of investment securities for tax purposes was $57,866,000, consisting of unrealized gains of $62,551,000 on securities that had risen in value since their purchase and $4,685,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2014, the fund purchased $151,308,000 of investment securities and sold $91,484,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended August 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	4,163	3,776
Issued in Lieu of Cash Distributions	542	145
Redeemed	(2,471)	(1,607)
Net Increase (Decrease) in Shares Outstanding	2,234	2,314

I. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Explorer Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Value Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2014

Special 2014 tax information (unaudited) for Vanguard Explorer Value Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $12,227,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund in fiscal 2013 and 2014 are qualified short-term capital gains.

The fund distributed $1,678,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 20.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Value Fund
Periods Ended August 31, 2014
		Since
	One	Inception
	Year	(3/30/2010)
Returns Before Taxes	20.34%	16.40%
Returns After Taxes on Distributions	17.92	15.23
Returns After Taxes on Distributions and Sale of Fund Shares	12.44	12.81

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	2/28/2014	8/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,037.12	$2.93
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.33	2.91
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.57%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Independent Trustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16900 102014

Annual Report | August 31, 2014

Vanguard Russell 1000 Index Funds

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Russell 1000 Index Fund.	10
Russell 1000 Value Index Fund.	24
Russell 1000 Growth Index Fund.	39
Your Fund’s After-Tax Returns.	55
About Your Fund’s Expenses.	56
Trustees Approve Advisory Arrangements.	58
Glossary.	59

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
Total
Returns
Vanguard Russell 1000 Index Fund
Institutional Shares	25.24%
ETF Shares
Market Price	25.25
Net Asset Value	25.18
Russell 1000 Index	25.36
Large-Cap Core Funds Average	23.43
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 1000 Value Index Fund
Institutional Shares	24.33%
ETF Shares
Market Price	24.28
Net Asset Value	24.27
Russell 1000 Value Index	24.43
Large-Cap Value Funds Average	22.67
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 1000 Growth Index Fund
Institutional Shares	26.20%
ETF Shares
Market Price	26.18
Net Asset Value	26.15
Russell 1000 Growth Index	26.29
Large-Cap Growth Funds Average	25.10
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

The three Vanguard Russell 1000 Index Funds generated impressive returns for the 12 months ended August 31, 2014, as the broad U.S. stock market advance entered its sixth year. Stocks of all sizes and styles contributed to the results, and the large-capitalization companies that make up the funds were among the leaders.

All three funds successfully tracked their target indexes and surpassed the average returns of their large-cap peer groups. The Russell 1000 Growth Index Fund led with a return of about 26%, while the Russell 1000 Value Index Fund returned about 24%. The Russell 1000 Index Fund, a blend of growth and value stocks, finished at about 25%.

For all three funds, gains were notable across the nine industry sectors. Most sectors surged more than 20%, and the rest still advanced by double digits. Technology holdings contributed most to returns for the Russell 1000 Index Fund and the Russell 1000 Growth Index Fund, and financial services companies led for the Russell 1000 Value Index Fund.

If you hold shares of your fund in a taxable account, you may wish to review the information on after-tax returns that appears later in this report.

2

Stocks cleared hurdles en route to new highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the 12 months. U.S. stocks registered positive results in all but two months, and a late-July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured stocks at different times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Defying analysts’ expectations, bond prices rose over the year
The broad U.S. taxable bond market returned 5.66%, rallying from the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

3

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the program in October. Interest rates have not risen as forecast, however. The yield of the 10-year U.S. Treasury note ended August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%.

Following such a strong advance for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

Technology stocks led the charge, but every sector played a part
The Vanguard Russell 1000 Index Funds represent the large-cap portion of the broad U.S. stock market. The Russell 1000

Expense Ratios
Your Fund Compared With Its Peer Group
	Institutional	ETF	Peer Group
	Shares	Shares	Average
Russell 1000 Index Fund	0.08%	0.12%	1.15%
Russell 1000 Value Index Fund	0.08	0.15	1.14
Russell 1000 Growth Index Fund	0.08	0.15	1.22

The fund expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the funds’ expense ratios were: for the Russell 1000 Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares; for the Russell 1000 Value Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares; and for the Russell 1000 Growth Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Russell 1000 Index Fund, Large-Cap Core Funds; for the Russell 1000 Value Index Fund, Large-Cap Value Funds; and for
the Russell 1000 Growth Index Fund, Large-Cap Growth Funds.

4

Index Fund alone represents more than 90% of the market’s total value, while the two other funds each focus on a subset of the broader group. Larger-cap stocks generally offer more stable returns, higher yields, and more predictable earnings than smaller stocks. On the flip side, less risk may mean less potential for reward.

Over the 12 months, large-caps performed as well as or better than their smaller counterparts as the market rally lifted the full spectrum of stocks. Large- and mid-caps both returned about 25%. Small-caps finished a few percentage points behind as concerns about their valuations spread after last year’s sharper gains. It’s good to keep in mind that market-cap leadership alternates over time; that’s one reason why Vanguard counsels staying broadly diversified. For more on the performance of small- and large-cap stocks, please see the box on page 6.

Among sectors, technology companies were large-cap leaders. In the two funds with heavy exposure to the sector, the Russell 1000 Index Fund and the Russell 1000 Growth Index Fund, tech stocks returned well over 30%. The Russell 1000 Value Index Fund had a far smaller stake in technology but still benefited from its return of 42%. As tech products and services become more accessible and affordable, they further extend their global reach. Also, consumers and corporations at the higher end of the market spent

Total Returns
Inception Through August 31, 2014
Average
Annual Return
Russell 1000 Index Fund Institutional Shares (Returns since inception: 10/15/2010)	17.32%
Russell 1000 Index	17.42
Large-Cap Core Funds Average	15.48
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 1000 Value Index Fund Institutional Shares (Returns since inception: 12/10/2010)	16.32%
Russell 1000 Value Index	16.42
Large-Cap Value Funds Average	14.65
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 1000 Growth Index Fund Institutional Shares (Returns since inception: 12/6/2010)	16.25%
Russell 1000 Growth Index	16.36
Large-Cap Growth Funds Average	14.38
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

more on technology, and updated or replaced equipment. Internet, software, hardware, semiconductor, electronics, and telecommunication stocks excelled over the period.

The health care sector also performed impressively for all three funds. Investors anticipated that an aging population and implementation of the Affordable Care Act would boost spending. Pharmaceutical

Small-cap stocks versus large-caps: A case for diversification

At times, particularly over the past dozen years, small-capitalization stocks have outpaced their large-cap counterparts. This performance edge may appear compelling, but before making any drastic decisions to tilt your portfolio heavily toward small-caps, consider two points.

First, there’s no guarantee that small caps’ performance advantage will persist. As shown in the chart below, these stocks had an extended period of underperformance in the 1990s, and that could happen again.

Second, investing in small companies’ stocks involves additional risks. These firms generally have less business diversification, fewer financial resources, and less management depth than larger enterprises. As a result, their stocks can be highly volatile.

Investors with a heavy allocation to only one segment of the market can end up with greater volatility and less diversification. A better alternative can be a market-cap-weighted equity portfolio of stocks of all capitalizations that offers more diversification over the long term.

Small-cap performance relative to large-caps

6

and biotechnology companies delivered most of the sector’s returns, helped by mergers and acquisitions, new drug development, and potential overseas sales. Health care services and medical equipment firms were also instrumental.

The financial services sector, by far the largest in the Russell 1000 Value Index Fund at close to 30% of holdings, was responsible for more than one-quarter of the fund’s result. The sector, in fact, returned 21% or more for all three funds The economic recovery and healthy investment environment bolstered all types of financial companies: banks, consumer finance and credit services firms, insurers, investment banks and brokerages, and real estate concerns.

As I mentioned earlier, every sector contributed in some way to the three funds’ performance. Manufacturing and production companies thrived as the nation’s economic engine rumbled ahead Entertainment and broadcasting firms shined behind revenue from advertising and subscriptions as well as receipts from resorts, movies, and theme parks. Oil companies––including integrated giants, refiners and marketers, and equipment and services firms––were key contributors as global demand for oil remained steady.

Over nearly four years, the funds have all tracked their indexes
Since debuting in September 2010, the three Vanguard Russell 1000 Index Funds have encountered occasional volatility while following generally prosperous paths. Most important, each has succeeded in tightly tracking its target index and has surpassed the average annual return of its peer group.

Vanguard Equity Investment Group, the fund’s advisor, is responsible for the index tracking achievements. The knowledge and skill of the group, whose sophisticated portfolio and management techniques reflect more than 30 years of indexing experience, have kept the funds on point. The group’s efforts have been aided by the funds’ low expenses, which let you pocket more of the returns.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

7

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees on our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2014

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 1000 Index Fund
Institutional Shares	$146.04	$179.58	$3.005	$0.000
ETF Shares	75.40	92.70	1.525	0.000
Vanguard Russell 1000 Value Index Fund
Institutional Shares	$144.13	$175.38	$3.460	$0.000
ETF Shares	73.82	89.83	1.731	0.000
Vanguard Russell 1000 Growth Index Fund
Institutional Shares	$148.07	$184.06	$2.540	$0.000
ETF Shares	77.02	95.74	1.286	0.000

Russell 1000 Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRNIX	VONE
Expense Ratio[1]	0.08%	0.12%
30-Day SEC Yield	1.82%	1.78%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		1000	FA
	Fund	Index	Index
Number of Stocks	1,033	1,032	3,709
Median Market Cap	$58.6B	$58.6B	$48.0B
Price/Earnings Ratio	20.2x	20.2x	20.7x
Price/Book Ratio	2.7x	2.7x	2.7x
Return on Equity	18.6%	18.5%	17.8%
Earnings Growth
Rate	15.3%	15.3%	15.3%
Dividend Yield	1.9%	1.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell	Market
		1000	FA
	Fund	Index	Index
Consumer Discretionary 13.9%		14.0%	14.1%
Consumer Staples	7.6	7.6	7.2
Energy	9.8	9.8	9.7
Financial Services	18.3	18.3	18.7
Health Care	13.2	13.1	13.2
Materials & Processing	4.3	4.3	4.5
Producer Durables	11.2	11.2	11.3
Technology	16.4	16.4	16.1
Utilities	5.3	5.3	5.2

Volatility Measures
		DJ
	Russell	U.S. Total
	1000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	0.97
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	3.0%
Exxon Mobil Corp.	Oil: Integrated	2.1
Microsoft Corp.	Computer Services
	Software & Systems	1.8
Google Inc.	Computer Services
	Software & Systems	1.6
Johnson & Johnson	Pharmaceuticals	1.4
General Electric Co.	Diversified
	Manufacturing
	Operations	1.3
Berkshire Hathaway Inc. Insurance: Multi-Line		1.2
Chevron Corp.	Oil: Integrated	1.2
Wells Fargo & Co.	Banks: Diversified	1.2
JPMorgan Chase & Co.	Diversified Financial
	Services	1.1
Top Ten		15.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.12% for ETF Shares.

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 1000 Index Fund*ETF Shares
	Net Asset Value	25.18%	17.89%	$19,143
	Russell 1000 Index Fund*ETF Shares
	Market Price	25.25	17.89	19,144
••••••••	Russell 1000 Index	25.36	18.04	19,236
– – – –	Large-Cap Core Funds Average	23.43	16.09	18,012
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.95	19,178
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/15/2010)	Investment
Russell 1000 Index Fund Institutional Shares	25.24%	17.32%	$9,288,863
Russell 1000 Index	25.36	17.42	9,319,089
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	17.28	9,276,567
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Russell 1000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Index Fund ETF Shares Market Price	25.25%	91.44%
Russell 1000 Index Fund ETF Shares Net Asset
Value	25.18	91.43
Russell 1000 Index	25.36	92.36
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	10/15/2010	25.23%	17.42%
ETF Shares	9/20/2010
Market Price		25.33	18.02
Net Asset Value		25.18	18.02

Russell 1000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Walt Disney Co.	110,953	9,972	0.8%
Comcast Corp. Class A	165,960	9,083	0.7%
Home Depot Inc.	87,636	8,194	0.6%
* Amazon.com Inc.	24,064	8,159	0.6%
Wal-Mart Stores Inc.	102,100	7,709	0.6%
McDonald’s Corp.	63,365	5,939	0.4%
Consumer Discretionary—Other †		134,635	10.2%
		183,691	13.9%
Consumer Staples
Procter & Gamble Co.	173,329	14,405	1.1%
Coca-Cola Co.	254,275	10,608	0.8%
PepsiCo Inc.	97,121	8,983	0.7%
Philip Morris International Inc.	100,819	8,628	0.7%
CVS Caremark Corp.	74,967	5,956	0.4%
Altria Group Inc.	127,256	5,482	0.4%
Consumer Staples—Other †		45,896	3.5%
		99,958	7.6%
Energy
Exxon Mobil Corp.	275,070	27,359	2.0%
Chevron Corp.	121,932	15,784	1.2%
Schlumberger Ltd.	83,371	9,141	0.7%
ConocoPhillips	78,687	6,391	0.5%
Occidental Petroleum Corp.	50,341	5,222	0.4%
Energy—Other †		64,723	4.9%
		128,620	9.7%
Financial Services
* Berkshire Hathaway Inc. Class B	117,244	16,092	1.2%
Wells Fargo & Co.	305,834	15,732	1.2%
JPMorgan Chase & Co.	242,390	14,410	1.1%
Bank of America Corp.	673,425	10,835	0.8%

13

Russell 1000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Citigroup Inc.	194,614	10,052	0.7%
Visa Inc. Class A	32,118	6,826	0.5%
American Express Co.	58,115	5,204	0.4%
Financial Services—Other †		162,385	12.3%
		241,536	18.2%
Health Care
Johnson & Johnson	181,212	18,797	1.4%
Pfizer Inc.	408,552	12,007	0.9%
Merck & Co. Inc.	187,185	11,252	0.9%
* Gilead Sciences Inc.	98,384	10,584	0.8%
Amgen Inc.	48,511	6,762	0.5%
AbbVie Inc.	101,879	5,632	0.4%
UnitedHealth Group Inc.	62,833	5,446	0.4%
Bristol-Myers Squibb Co.	106,158	5,377	0.4%
* Biogen Idec Inc.	15,188	5,210	0.4%
Health Care—Other †		92,085	7.0%
		173,152	13.1%

Materials & Processing †		56,525	4.3%

Other
* Synchrony Financial	3,500	90	0.0%

Producer Durables
General Electric Co.	642,169	16,684	1.3%
United Technologies Corp.	58,741	6,343	0.5%
Union Pacific Corp.	58,009	6,107	0.5%
3M Co.	41,944	6,040	0.4%
Boeing Co.	46,786	5,932	0.4%
Producer Durables—Other †		106,165	8.0%
		147,271	11.1%
Technology
Apple Inc.	386,124	39,578	3.0%
Microsoft Corp.	528,981	24,032	1.8%
International Business Machines Corp.	60,664	11,666	0.9%
Intel Corp.	318,853	11,134	0.8%
* Google Inc. Class A	17,978	10,470	0.8%
* Google Inc. Class C	18,194	10,400	0.8%
* Facebook Inc. Class A	126,503	9,465	0.7%
Oracle Corp.	210,361	8,736	0.7%
QUALCOMM Inc.	108,174	8,232	0.6%
Cisco Systems Inc.	328,131	8,200	0.6%
Technology—Other †		73,949	5.6%
		215,862	16.3%
Utilities
Verizon Communications Inc.	265,258	13,215	1.0%
AT&T Inc.	332,460	11,623	0.9%
Utilities—Other †		44,548	3.3%
		69,386	5.2%
Total Common Stocks (Cost $998,158)		1,316,091	99.4%[1]

14

Russell 1000 Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.113%	5,265,000	5,265	0.4%

4U.S. Government and Agency Obligations †			600	0.0%
Total Temporary Cash Investments (Cost $5,865)			5,865	0.4%[1]
[5]Total Investments (Cost $1,004,023)			1,321,956	99.8%
Other Assets and Liabilities
Other Assets			5,255	0.4%
Liabilities[3]			(2,970)	(0.2%)
			2,285	0.2%
Net Assets			1,324,241	100.0%

At August 31, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,004,170
Undistributed Net Investment Income				4,576
Accumulated Net Realized Losses				(2,587)
Unrealized Appreciation (Depreciation)
Investment Securities				317,933
Futures Contracts				149
Net Assets				1,324,241

Institutional Shares—Net Assets
Applicable to 5,257,735 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				944,162
Net Asset Value Per Share—Institutional Shares				$179.58

ETF Shares—Net Assets
Applicable to 4,100,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				380,079
Net Asset Value Per Share—ETF Shares				$92.70

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $264,000 of collateral received for securities on loan.
4 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $252,000.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 1000 Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	22,397
Interest[1]	7
Securities Lending	30
Total Income	22,434
Expenses
The Vanguard Group—Note B
Investment Advisory Services	183
Management and Administrative—Institutional Shares	216
Management and Administrative—ETF Shares	182
Marketing and Distribution—Institutional Shares	196
Marketing and Distribution—ETF Shares	63
Custodian Fees	145
Auditing Fees	29
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	7
Trustees’ Fees and Expenses	1
Total Expenses	1,023
Net Investment Income	21,411
Realized Net Gain (Loss)
Investment Securities Sold	43,821
Futures Contracts	675
Realized Net Gain (Loss)	44,496
Change in Unrealized Appreciation (Depreciation)
Investment Securities	182,527
Futures Contracts	220
Change in Unrealized Appreciation (Depreciation)	182,747
Net Increase (Decrease) in Net Assets Resulting from Operations	248,654
1 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 1000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,411	15,046
Realized Net Gain (Loss)	44,496	3,609
Change in Unrealized Appreciation (Depreciation)	182,747	103,141
Net Increase (Decrease) in Net Assets Resulting from Operations	248,654	121,796
Distributions
Net Investment Income
Institutional Shares	(15,442)	(9,647)
ETF Shares	(4,868)	(3,789)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(20,310)	(13,436)
Capital Share Transactions
Institutional Shares	96,033	263,546
ETF Shares	104,477	41,569
Net Increase (Decrease) from Capital Share Transactions	200,510	305,115
Total Increase (Decrease)	428,854	413,475
Net Assets
Beginning of Period	895,387	481,912
End of Period[1]	1,324,241	895,387
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,576,000 and $3,473,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 1000 Index Fund

Financial Highlights

Institutional Shares
				Oct. 15,
				2010[1] to
	Year Ended August 31,			August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$146.04	$124.53	$108.35	$103.49
Investment Operations
Net Investment Income	3.060	2.850	2.314	1.348
Net Realized and Unrealized Gain (Loss) on Investments	33.485	21.424	16.100	4.569
Total from Investment Operations	36.545	24.274	18.414	5.917
Distributions
Dividends from Net Investment Income	(3.005)	(2.764)	(2.234)	(1.057)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(3.005)	(2.764)	(2.234)	(1.057)
Net Asset Value, End of Period	$179.58	$146.04	$124.53	$108.35

Total Return	25.24%	19.73%	17.25%	5.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$944	$677	$334	$178
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.89%	2.13%	2.10%	1.90%[2]
Portfolio Turnover Rate [3]	7%	11%	36%	20%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Russell 1000 Index Fund

Financial Highlights

ETF Shares
				Sept. 20,
				2010[1] to
	Year Ended August 31,			August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$75.40	$64.29	$55.94	$51.78
Investment Operations
Net Investment Income	1.553	1.444	1.176	.736
Net Realized and Unrealized Gain (Loss) on Investments	17.272	11.068	8.307	3.957
Total from Investment Operations	18.825	12.512	9.483	4.693
Distributions
Dividends from Net Investment Income	(1.525)	(1.402)	(1.133)	(.533)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.525)	(1.402)	(1.133)	(.533)
Net Asset Value, End of Period	$92.70	$75.40	$64.29	$55.94

Total Return	25.18%	19.70%	17.19%	9.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$380	$219	$148	$14
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%[2]
Ratio of Net Investment Income to Average Net Assets	1.85%	2.09%	2.06%	1.86%[2]
Portfolio Turnover Rate [3]	7%	11%	36%	20%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

20

Russell 1000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

21

Russell 1000 Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $126,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,316,091	—	—
Temporary Cash Investments	5,265	600	—
Futures Contracts—Assets[1]	22	—	—
Total	1,321,378	600	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2014	77	7,706	127
E-mini S&P MidCap 400 Index	September 2014	6	862	22
				149

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Russell 1000 Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $44,453,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $4,809,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,437,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $1,004,063,000. Net unrealized appreciation of investment securities for tax purposes was $317,893,000, consisting of unrealized gains of $321,616,000 on securities that had risen in value since their purchase and $3,723,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $393,486,000 of investment securities and sold $196,675,000 of investment securities, other than temporary cash investments. Purchases and sales include $138,900,000 and $118,562,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	215,100	1,353	298,339	2,195
Issued in Lieu of Cash Distributions	14,324	87	8,779	66
Redeemed	(133,391)	(816)	(43,572)	(309)
Net Increase (Decrease)—Institutional Shares	96,033	624	263,546	1,952
ETF Shares
Issued	225,033	2,600	45,250	650
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(120,556)	(1,400)	(3,681)	(50)
Net Increase (Decrease)—ETF Shares	104,477	1,200	41,569	600

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

23

Russell 1000 Value Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRVIX	VONV
Expense Ratio[1]	0.08%	0.15%
30-Day SEC Yield	2.29%	2.25%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	691	690	3,709
Median Market Cap	$57.8B	$57.8B	$48.0B
Price/Earnings Ratio	18.0x	18.0x	20.7x
Price/Book Ratio	1.8x	1.8x	2.7x
Return on Equity	13.8%	13.8%	17.8%
Earnings Growth
Rate	12.9%	12.9%	15.3%
Dividend Yield	2.3%	2.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	7.5%	7.5%	14.1%
Consumer Staples	5.8	5.8	7.2
Energy	13.6	13.6	9.7
Financial Services	29.1	29.1	18.7
Health Care	13.1	13.1	13.2
Materials & Processing	3.6	3.6	4.5
Producer Durables	10.2	10.2	11.3
Technology	8.8	8.8	16.1
Utilities	8.3	8.3	5.2

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.96
Beta	1.00	0.97
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Oil: Integrated	4.2%
General Electric Co.	Diversified
	Manufacturing
	Operations	2.6
Berkshire Hathaway Inc. Insurance: Multi-Line		2.5
Johnson & Johnson	Pharmaceuticals	2.4
Chevron Corp.	Oil: Integrated	2.4
Wells Fargo & Co.	Banks: Diversified	2.4
JPMorgan Chase & Co.	Diversified Financial
	Services	2.2
Procter & Gamble Co.	Personal Care	2.1
Pfizer Inc.	Pharmaceuticals	1.8
AT&T Inc.	Utilities:
	Telecommunications	1.8
Top Ten		24.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.12% for ETF Shares.

24

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 1000 Value Index Fund*ETF
	Shares Net Asset Value	24.27%	17.41%	$18,839
	Russell 1000 Value Index Fund*ETF
	Shares Market Price	24.28	17.41	18,838
••••••••	Russell 1000 Value Index	24.43	17.59	18,950
– – – –	Large-Cap Value Funds Average	22.67	15.91	17,905
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.95	19,178
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/10/2010)	Investment
Russell 1000 Value Index Fund Institutional
Shares	24.33%	16.32%	$8,778,430

Russell 1000 Value Index	24.43	16.42	8,805,811
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	16.05	8,703,657
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

25

Russell 1000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares Market
Price	24.28%	88.38%
Russell 1000 Value Index Fund ETF Shares Net
Asset Value	24.27	88.39
Russell 1000 Value Index	24.43	89.50
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	12/10/2010	23.71%	16.55%
ETF Shares	9/20/2010
Market Price		23.67	17.69
Net Asset Value		23.65	17.68

26

Russell 1000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Wal-Mart Stores Inc.	211,702	15,984	1.1%
Time Warner Inc.	130,561	10,057	0.7%
Ford Motor Co.	574,792	10,007	0.7%
General Motors Co.	237,538	8,266	0.5%
Consumer Discretionary—Other †		67,864	4.5%
		112,178	7.5%
Consumer Staples
Procter & Gamble Co.	377,485	31,373	2.1%
CVS Caremark Corp.	148,466	11,796	0.8%
Mondelez International Inc. Class A	250,553	9,068	0.6%
Philip Morris International Inc.	96,255	8,238	0.5%
Consumer Staples—Other †		26,389	1.8%
		86,864	5.8%
Energy
Exxon Mobil Corp.	635,250	63,182	4.2%
Chevron Corp.	281,465	36,436	2.4%
ConocoPhillips	181,642	14,753	1.0%
Occidental Petroleum Corp.	116,289	12,063	0.8%
Anadarko Petroleum Corp.	69,414	7,822	0.5%
Apache Corp.	56,917	5,796	0.4%
Energy—Other †		64,479	4.3%
		204,531	13.6%
Financial Services
* Berkshire Hathaway Inc. Class B	270,570	37,136	2.5%
Wells Fargo & Co.	706,456	36,340	2.4%
JPMorgan Chase & Co.	559,898	33,286	2.2%
Bank of America Corp.	1,555,487	25,028	1.7%
Citigroup Inc.	449,342	23,209	1.5%
American International Group Inc.	214,055	12,000	0.8%
Goldman Sachs Group Inc.	66,154	11,849	0.8%

27

Russell 1000 Value Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
US Bancorp	254,341	10,754	0.7%
Morgan Stanley	227,252	7,797	0.5%
MetLife Inc.	138,152	7,562	0.5%
Capital One Financial Corp.	84,736	6,953	0.5%
PNC Financial Services Group Inc.	78,898	6,687	0.5%
Bank of New York Mellon Corp.	169,086	6,625	0.4%
Prudential Financial Inc.	67,898	6,090	0.4%
Financial Services—Other †		206,559	13.7%
		437,875	29.1%
Health Care
Johnson & Johnson	352,781	36,594	2.4%
Pfizer Inc.	943,565	27,731	1.9%
Merck & Co. Inc.	371,819	22,350	1.5%
UnitedHealth Group Inc.	144,985	12,567	0.8%
Medtronic Inc.	147,784	9,436	0.6%
Abbott Laboratories	222,476	9,397	0.6%
Eli Lilly & Co.	145,667	9,259	0.6%
Bristol-Myers Squibb Co.	157,847	7,995	0.5%
Covidien plc	66,611	5,784	0.4%
Health Care—Other †		55,009	3.7%
		196,122	13.0%
Materials & Processing
Dow Chemical Co.	149,872	8,026	0.5%
Materials & Processing—Other †		46,510	3.1%
		54,536	3.6%
Producer Durables
General Electric Co.	1,483,316	38,537	2.5%
United Technologies Corp.	120,417	13,003	0.9%
Caterpillar Inc.	72,855	7,946	0.5%
Producer Durables—Other †		93,169	6.2%
		152,655	10.1%
Technology
Intel Corp.	673,771	23,528	1.6%
Microsoft Corp.	431,318	19,595	1.3%
Cisco Systems Inc.	757,759	18,936	1.3%
Hewlett-Packard Co.	280,544	10,661	0.7%
EMC Corp.	273,303	8,071	0.5%
Technology—Other †		51,601	3.4%
		132,392	8.8%
Utilities
AT&T Inc.	767,807	26,843	1.8%
Duke Energy Corp.	104,498	7,732	0.5%
NextEra Energy Inc.	64,377	6,338	0.4%
Southern Co.	131,617	5,844	0.4%
Utilities—Other †		78,481	5.2%
		125,238	8.3%
Total Common Stocks (Cost $1,216,387)		1,502,391	99.8%[1]

28

Russell 1000 Value Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.113%	225,801	226	0.0%

4U.S. Government and Agency Obligations †			200	0.0%
Total Temporary Cash Investments (Cost $426)			426	0.0%[1]
[5]Total Investments (Cost $1,216,813)			1,502,817	99.8%
Other Assets and Liabilities
Other Assets			5,132	0.4%
Liabilities[3]			(2,864)	(0.2%)
			2,268	0.2%
Net Assets			1,505,085	100.0%

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,214,445
Undistributed Net Investment Income	6,673
Accumulated Net Realized Losses	(2,110)
Unrealized Appreciation (Depreciation)
Investment Securities	286,004
Futures Contracts	73
Net Assets	1,505,085

Institutional Shares—Net Assets
Applicable to 6,968,319 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,222,110
Net Asset Value Per Share—Institutional Shares	$175.38

ETF Shares—Net Assets
Applicable to 3,150,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	282,975
Net Asset Value Per Share—ETF Shares	$89.83

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $226,000 of collateral received for securities on loan.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $209,000.
See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 1000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	29,724
Interest[1]	5
Securities Lending	41
Total Income	29,770
Expenses
The Vanguard Group—Note B
Investment Advisory Services	204
Management and Administrative—Institutional Shares	337
Management and Administrative—ETF Shares	141
Marketing and Distribution—Institutional Shares	241
Marketing and Distribution—ETF Shares	45
Custodian Fees	85
Auditing Fees	29
Shareholders’ Reports—Institutional Shares	6
Shareholders’ Reports—ETF Shares	6
Trustees’ Fees and Expenses	1
Total Expenses	1,095
Net Investment Income	28,675
Realized Net Gain (Loss)
Investment Securities Sold	71,562
Futures Contracts	556
Realized Net Gain (Loss)	72,118
Change in Unrealized Appreciation (Depreciation)
Investment Securities	164,907
Futures Contracts	73
Change in Unrealized Appreciation (Depreciation)	164,980
Net Increase (Decrease) in Net Assets Resulting from Operations	265,773
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,675	19,480
Realized Net Gain (Loss)	72,118	44,651
Change in Unrealized Appreciation (Depreciation)	164,980	92,562
Net Increase (Decrease) in Net Assets Resulting from Operations	265,773	156,693
Distributions
Net Investment Income
Institutional Shares	(22,663)	(15,933)
ETF Shares	(3,927)	(2,071)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(26,590)	(18,004)
Capital Share Transactions
Institutional Shares	224,692	134,199
ETF Shares	107,531	73,821
Net Increase (Decrease) from Capital Share Transactions	332,223	208,020
Total Increase (Decrease)	571,406	346,709
Net Assets
Beginning of Period	933,679	586,970
End of Period[1]	1,505,085	933,679
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,673,000 and $4,578,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares
				Dec. 10,
				2010[1] to
	Year Ended August 31,			August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$144.13	$120.04	$104.59	$108.03
Investment Operations
Net Investment Income	3.528	3.228	2.474	1.239
Net Realized and Unrealized Gain (Loss) on Investments	31.182	24.017	15.262	(3.373)
Total from Investment Operations	34.710	27.245	17.736	(2.134)
Distributions
Dividends from Net Investment Income	(3.460)	(3.155)	(2.286)	(1.306)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(3.460)	(3.155)	(2.286)	(1.306)
Net Asset Value, End of Period	$175.38	$144.13	$120.04	$104.59

Total Return	24.33%	23.00%	17.23%	-2.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,222	$797	$541	$164
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.26%	2.46%	2.55%	2.30%[2]
Portfolio Turnover Rate [3]	16%	26%	29%	39%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements

32

Russell 1000 Value Index Fund

Financial Highlights

ETF Shares
				Sept. 20,
				2010[1] to
		Year Ended August 31,		August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$73.82	$61.49	$53.57	$51.46
Investment Operations
Net Investment Income	1.774	1.610	1.228	.876
Net Realized and Unrealized Gain (Loss) on Investments	15.967	12.290	7.833	1.886
Total from Investment Operations	17.741	13.900	9.061	2.762
Distributions
Dividends from Net Investment Income	(1.731)	(1.570)	(1.141)	(.652)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.731)	(1.570)	(1.141)	(.652)
Net Asset Value, End of Period	$89.83	$73.82	$61.49	$53.57

Total Return	24.27%	22.90%	17.17%	5.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$283	$137	$46	$27
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.22%	2.39%	2.48%	2.23%[2]
Portfolio Turnover Rate [3]	16%	26%	29%	39%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

34

Russell 1000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

35

Russell 1000 Value Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $144,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:
	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,502,391	—	—
Temporary Cash Investments	226	200	—
Futures Contracts—Assets[1]	8	—	—
Total	1,502,625	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2014	32	3,202	73

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

36

Russell 1000 Value Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $10,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at August 31, 2014, had unrealized appreciation of $90,000, of which $28,000 has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended August 31, 2014, the fund realized $71,501,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $6,994,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,826,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $1,217,115,000. Net unrealized appreciation of investment securities for tax purposes was $285,702,000, consisting of unrealized gains of $292,701,000 on securities that had risen in value since their purchase and $6,999,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $724,355,000 of investment securities and sold $390,724,000 of investment securities, other than temporary cash investments. Purchases and sales include $250,674,000 and $195,434,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

37

Russell 1000 Value Index Fund

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	364,022	2,304	274,140	2,054
Issued in Lieu of Cash Distributions	21,267	132	15,713	120
Redeemed	(160,597)	(998)	(155,654)	(1,149)
Net Increase (Decrease)—Institutional Shares	224,692	1,438	134,199	1,025
ETF Shares
Issued	309,691	3,650	211,506	2,950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(202,160)	(2,350)	(137,685)	(1,850)
Net Increase (Decrease) —ETF Shares	107,531	1,300	73,821	1,100

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

38

Russell 1000 Growth Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRGWX	VONG
Expense Ratio[1]	0.08%	0.15%
30-Day SEC Yield	1.40%	1.36%

Portfolio Characteristics			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	676	675	3,709
Median Market Cap	$58.6B	$58.6B	$48.0B
Price/Earnings Ratio	23.1x	23.1x	20.7x
Price/Book Ratio	5.2x	5.2x	2.7x
Return on Equity	24.0%	23.7%	17.8%
Earnings Growth
Rate	17.5%	17.5%	15.3%
Dividend Yield	1.5%	1.5%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	18%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	20.3%	20.3%	14.1%
Consumer Staples	9.3	9.3	7.2
Energy	6.1	6.1	9.7
Financial Services	7.8	7.8	18.7
Health Care	13.2	13.2	13.2
Materials & Processing	5.0	5.0	4.5
Producer Durables	12.2	12.2	11.3
Technology	23.8	23.8	16.1
Utilities	2.3	2.3	5.2

Volatility Measures		DJ
	U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	1.00	0.96
Beta	1.00	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	5.9%
Google Inc.	Computer Services
	Software & Systems	3.1
Microsoft Corp.	Computer Services
	Software & Systems	2.3
Verizon Communications Utilities:
Inc.	Telecommunications	2.0
International Business	Computer
Machines Corp.	Technology	1.7
Coca-Cola Co.	Beverage: Soft
	Drinks	1.6
Gilead Sciences Inc.	Pharmaceuticals	1.6
Facebook Inc.	Computer Services
	Software & Systems	1.4
Schlumberger Ltd.	Oil Well Equipment &
	Services	1.4
PepsiCo Inc.	Beverage: Soft
	Drinks	1.3
Top Ten		22.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.12% for ETF Shares.

39

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 1000 Growth Index
	Fund*ETF Shares Net Asset Value	26.15%	18.24%	$19,367
	Russell 1000 Growth Index
	Fund*ETF Shares Market Price	26.18	18.25	19,373
••••••••	Russell 1000 Growth Index	26.29	18.43	19,488
– – – –	Large-Cap Growth Funds Average	25.10	16.39	18,202
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.95	19,178
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/6/2010)	Investment
Russell 1000 Growth Index Fund Institutional
Shares	26.20%	16.25%	$8,774,402

Russell 1000 Growth Index	26.29	16.36	8,805,140
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	16.44	8,826,905
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

40

Russell 1000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares
Market Price	26.18%	93.73%
Russell 1000 Growth Index Fund ETF Shares Net
Asset Value	26.15	93.67
Russell 1000 Growth Index	26.29	94.88
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	12/6/2010	26.83%	16.13%
ETF Shares	9/20/2010
Market Price		26.75	18.21
Net Asset Value		26.76	18.22

41

Russell 1000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Walt Disney Co.	244,592	21,984	1.3%
Comcast Corp. Class A	399,407	21,860	1.2%
Home Depot Inc.	230,428	21,545	1.2%
* Amazon.com Inc.	63,304	21,463	1.2%
McDonald’s Corp.	166,526	15,607	0.9%
* eBay Inc.	213,882	11,870	0.7%
* Priceline Group Inc.	8,691	10,814	0.6%
Starbucks Corp.	127,099	9,890	0.6%
NIKE Inc. Class B	117,905	9,261	0.5%
Lowe’s Cos. Inc.	171,960	9,030	0.5%
Costco Wholesale Corp.	69,972	8,472	0.5%
Twenty-First Century Fox Inc. Class A	236,891	8,391	0.5%
Consumer Discretionary—Other †		185,561	10.6%
		355,748	20.3%
Consumer Staples
Coca-Cola Co.	669,350	27,925	1.6%
PepsiCo Inc.	255,469	23,628	1.3%
Altria Group Inc.	317,154	13,663	0.8%
Philip Morris International Inc.	155,825	13,336	0.8%
Colgate-Palmolive Co.	138,187	8,945	0.5%
Consumer Staples—Other †		76,321	4.3%
		163,818	9.3%
Energy
Schlumberger Ltd.	219,239	24,037	1.4%
EOG Resources Inc.	92,279	10,140	0.6%
Halliburton Co.	142,602	9,641	0.5%
Energy—Other †		62,272	3.5%
		106,090	6.0%

42

Russell 1000 Growth Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Financial Services
Visa Inc. Class A	84,487	17,955	1.0%
American Express Co.	152,810	13,684	0.8%
MasterCard Inc. Class A	169,722	12,867	0.7%
Financial Services—Other †		92,202	5.3%
		136,708	7.8%
Health Care
* Gilead Sciences Inc.	258,904	27,853	1.6%
Amgen Inc.	121,032	16,869	1.0%
AbbVie Inc.	268,385	14,836	0.8%
* Biogen Idec Inc.	40,037	13,734	0.8%
* Celgene Corp.	134,823	12,811	0.7%
* Actavis plc	42,786	9,712	0.5%
* Express Scripts Holding Co.	113,103	8,362	0.5%
Allergan Inc.	50,088	8,198	0.5%
Health Care—Other †		119,683	6.8%
		232,058	13.2%
Materials & Processing
Monsanto Co.	88,507	10,236	0.6%
EI du Pont de Nemours & Co.	146,377	9,677	0.6%
LyondellBasell Industries NV Class A	74,453	8,514	0.5%
Materials & Processing—Other †		58,700	3.3%
		87,127	5.0%

Other †		237	0.0%

Producer Durables
Union Pacific Corp.	152,620	16,066	0.9%
3M Co.	110,341	15,889	0.9%
Boeing Co.	123,008	15,597	0.9%
Honeywell International Inc.	131,905	12,561	0.7%
United Parcel Service Inc. Class B	119,477	11,629	0.7%
Accenture plc Class A	106,798	8,657	0.5%
Producer Durables—Other †		132,999	7.6%
		213,398	12.2%
Technology
Apple Inc.	1,016,474	104,189	5.9%
Microsoft Corp.	901,038	40,934	2.3%
International Business Machines Corp.	159,391	30,651	1.8%
* Google Inc. Class A	47,316	27,555	1.6%
* Google Inc. Class C	47,876	27,366	1.6%
* Facebook Inc. Class A	332,775	24,898	1.4%
Oracle Corp.	553,584	22,990	1.3%
QUALCOMM Inc.	284,545	21,654	1.2%
Texas Instruments Inc.	182,167	8,777	0.5%
Technology—Other †		109,118	6.2%
		418,132	23.8%
Utilities
Verizon Communications Inc.	698,155	34,782	2.0%
Utilities—Other †		5,091	0.3%
		39,873	2.3%
Total Common Stocks (Cost $1,335,631)		1,753,189	99.9%[1]

43

Russell 1000 Growth Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
2, [3] Vanguard Market Liquidity Fund	0.113%	456,002	456	0.0%

4U.S. Government and Agency Obligations †			200	0.0%
Total Temporary Cash Investments (Cost $656)			656	0.0%[1]
[5]Total Investments (Cost $1,336,287)			1,753,845	99.9%
Other Assets and Liabilities
Other Assets			4,503	0.3%
Liabilities[3]			(3,533)	(0.2%)
			970	0.1%
Net Assets			1,754,815	100.0%

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,357,080
Undistributed Net Investment Income	4,282
Accumulated Net Realized Losses	(24,115)
Unrealized Appreciation (Depreciation)
Investment Securities	417,558
Futures Contracts	10
Net Assets	1,754,815

Institutional Shares—Net Assets
Applicable to 7,933,775 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,460,254
Net Asset Value Per Share—Institutional Shares	$184.06

ETF Shares—Net Assets
Applicable to 3,076,711 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	294,561
Net Asset Value Per Share—ETF Shares	$95.74

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and  0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $456,000 of collateral received for securities on loan.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $442,000.
See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 1000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	24,281
Interest[1]	5
Securities Lending	53
Total Income	24,339
Expenses
The Vanguard Group—Note B
Investment Advisory Services	242
Management and Administrative—Institutional Shares	440
Management and Administrative—ETF Shares	167
Marketing and Distribution—Institutional Shares	288
Marketing and Distribution—ETF Shares	51
Custodian Fees	61
Auditing Fees	29
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—ETF Shares	9
Trustees’ Fees and Expenses	1
Total Expenses	1,290
Net Investment Income	23,049
Realized Net Gain (Loss)
Investment Securities Sold	76,787
Futures Contracts	265
Realized Net Gain (Loss)	77,052
Change in Unrealized Appreciation (Depreciation)
Investment Securities	234,677
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	234,680
Net Increase (Decrease) in Net Assets Resulting from Operations	334,781
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,049	16,481
Realized Net Gain (Loss)	77,052	6,529
Change in Unrealized Appreciation (Depreciation)	234,680	117,234
Net Increase (Decrease) in Net Assets Resulting from Operations	334,781	140,244
Distributions
Net Investment Income
Institutional Shares	(18,832)	(13,426)
ETF Shares	(3,358)	(1,906)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(22,190)	(15,332)
Capital Share Transactions
Institutional Shares	204,387	306,975
ETF Shares	97,668	56,213
Net Increase (Decrease) from Capital Share Transactions	302,055	363,188
Total Increase (Decrease)	614,646	488,100
Net Assets
Beginning of Period	1,140,169	652,069
End of Period[1]	1,754,815	1,140,169
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,282,000 and $3,422,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares
				Dec. 6,
				2010[1] to
	Year Ended August 31,			August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$148.07	$129.59	$112.09	$110.81
Investment Operations
Net Investment Income	2.544	2.446	1.812	.879
Net Realized and Unrealized Gain (Loss) on Investments	35.986	18.488	17.342	1.278
Total from Investment Operations	38.530	20.934	19.154	2.157
Distributions
Dividends from Net Investment Income	(2.540)	(2.454)	(1.654)	(.877)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(2.540)	(2.454)	(1.654)	(.877)
Net Asset Value, End of Period	$184.06	$148.07	$129.59	$112.09

Total Return	26.20%	16.35%	17.26%	1.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,460	$992	$576	$154
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.55%	1.80%	1.66%	1.54%[2]
Portfolio Turnover Rate [3]	18%	29%	25%	30%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares
				Sept. 20,
				2010[1] to
	Year Ended August 31,			August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$77.02	$67.41	$58.31	$52.12
Investment Operations
Net Investment Income	1.293	1.226	.900	.579
Net Realized and Unrealized Gain (Loss) on Investments	18.713	9.611	9.023	6.044
Total from Investment Operations	20.006	10.837	9.923	6.623
Distributions
Dividends from Net Investment Income	(1.286)	(1.227)	(. 823)	(. 433)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.286)	(1.227)	(. 823)	(. 433)
Net Asset Value, End of Period	$95.74	$77.02	$67.41	$58.31

Total Return	26.15%	16.27%	17.18%	12.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$295	$148	$76	$52
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.51%	1.73%	1.59%	1.47%[2]
Portfolio Turnover Rate [3]	18%	29%	25%	30%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

49

Russell 1000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

50

Russell 1000 Growth Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $167,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,753,189	—	—
Temporary Cash Investments	456	200	—
Futures Contracts—Assets[1]	5	—	—
Total	1,753,650	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2014	20	2,001	10

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

51

Russell 1000 Growth Index Fund

During the year ended August 31, 2014, the fund realized $74,485,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $4,549,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,776,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $23,780,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $1,336,624,000. Net unrealized appreciation of investment securities for tax purposes was $417,221,000, consisting of unrealized gains of $422,613,000 on securities that had risen in value since their purchase and $5,392,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $794,553,000 of investment securities and sold $492,244,000 of investment securities, other than temporary cash investments. Purchases and sales include $197,607,000 and $219,204,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	442,008	2,640	461,871	3,371
Issued in Lieu of Cash Distributions	17,909	107	13,026	96
Redeemed	(255,530)	(1,511)	(167,922)	(1,215)
Net Increase (Decrease) —Institutional Shares	204,387	1,236	306,975	2,252
ETF Shares
Issued	318,047	3,600	125,778	1,750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(220,379)	(2,450)	(69,565)	(950)
Net Increase (Decrease)—ETF Shares	97,668	1,150	56,213	800

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2014, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2014

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Special 2014 tax information (unaudited) for Vanguard Russell 1000 Index Funds

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 1000 Index Fund	20,310
Russell 1000 Value Index Fund	25,158
Russell 1000 Growth Index Fund	22,190

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 1000 Index Fund	94.8%
Russell 1000 Value Index Fund	91.8
Russell 1000 Growth Index Fund	97.8

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 1000 Index Funds
Periods Ended August 31, 2014
		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Index Fund ETF Shares
Returns Before Taxes	25.18%	17.89%
Returns After Taxes on Distributions	24.64	17.52
Returns After Taxes on Distributions and Sale of Fund Shares	14.62	14.33
		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares
Returns Before Taxes	24.27%	17.41%
Returns After Taxes on Distributions	23.64	16.99
Returns After Taxes on Distributions and Sale of Fund Shares	14.15	13.92

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares
Returns Before Taxes	26.15%	18.24%
Returns After Taxes on Distributions	25.71	17.94
Returns After Taxes on Distributions and Sale of Fund Shares	15.11	14.62

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
Russell 1000 Index Fund
Institutional Shares	$1,000.00	$1,083.32	$0.58
ETF Shares	1,000.00	1,083.10	0.79
Russell 1000 Value Index Fund
Institutional Shares	$1,000.00	$1,096.24	$0.53
ETF Shares	1,000.00	1,095.93	0.69
Russell 1000 Growth Index Fund
Institutional Shares	$1,000.00	$1,071.43	$0.52
ETF Shares	1,000.00	1,071.23	0.68
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
Institutional Shares	$1,000.00	$1,024.65	$0.56
ETF Shares	1,000.00	1,024.45	0.77
Russell 1000 Value Index Fund
Institutional Shares	$1,000.00	$1,024.70	$0.51
ETF Shares	1,000.00	1,024.55	0.66
Russell 1000 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.70	$0.51
ETF Shares	1,000.00	1,024.55	0.66
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.11% for Institutional Shares and 0.15% for ETF Shares; for the Russell 1000 Value Index Fund, 0.10% for Institutional Shares and 0.13% for ETF Shares; and for the Russell 1000 Growth Index Fund, 0.10% for Institutional Shares and 0.13% for ETF Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 1000 Index Fund, Russell 1000 Value Index Fund, and Russell 1000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of theVanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All rights reserved.
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Q18480 102014

Annual Report | August 31, 2014

Vanguard Russell 2000 Index Funds

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Russell 2000 Index Fund.	9
Russell 2000 Value Index Fund.	23
Russell 2000 Growth Index Fund.	37
Your Fund’s After-Tax Returns.	53
About Your Fund’s Expenses.	54
Trustees Approve Advisory Arrangements.	56
Glossary.	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
Total
Returns
Vanguard Russell 2000 Index Fund
Institutional Shares	17.78%
ETF Shares
Market Price	17.58
Net Asset Value	17.69
Russell 2000 Index	17.68
Small-Cap Core Funds Average	18.26
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Russell 2000 Value Index Fund
Institutional Shares	18.07%
ETF Shares
Market Price	17.73
Net Asset Value	17.92
Russell 2000 Value Index	18.10
Small-Cap Value Funds Average	19.06
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Russell 2000 Growth Index Fund
Institutional Shares	17.44%
ETF Shares
Market Price	17.19
Net Asset Value	17.30
Russell 2000 Growth Index	17.30
Small-Cap Growth Funds Average	14.11
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

The three Vanguard Russell 2000 Index Funds delivered healthy returns for the fiscal year, although they lost momentum in the second half.

For the 12 months ended August 31, 2014, Vanguard Russell 2000 Value Index Fund led the trio with a return of 17.92%. (The returns cited in this letter are for ETF Shares based on net asset value.) Vanguard Russell 2000 Growth Index Fund returned 17.30%. Vanguard Russell 2000 Index Fund, which includes growth and value stocks, took the middle ground, returning 17.69%. In an unusually strong period for stocks of all sizes, small-capitalization stocks produced more modest returns than their mid- and large-cap counterparts.

Each fund closely tracked its target index. The Russell 2000 Growth Index Fund surpassed the average return of its peer group; the 2000 Index Fund and the 2000 Value Index Fund did not.

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

After clearing some hurdles, U.S. stocks reached new highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the year ended August 31. U.S. stocks registered positive results in 10 of those 12 months, and a late-July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured the market at times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Defying analysts’ expectations, bond prices rose over the year
The broad U.S. taxable bond market returned 5.66%, rallying from the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the program in October. Interest rates have not risen as forecast, however. The yield of the 10-year U.S. Treasury note ended August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

3

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%.

Following such a strong advance, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

The funds’ earlier gains offset their weakness
After posting exceptional results in the first half of the fiscal year, the Russell 2000 Index Funds retreated amid growing concerns over small-cap valuations but nonetheless ended on a strong footing.

In general, small companies tend to be more volatile and vulnerable to sharp swings in share price than large companies. This is true partly because they lack the balance-sheet heft and other resources available to larger firms. (See the text box on page 6 for more about the differences between small- and large-cap stocks.)

In the second half of the fiscal year, investors worried that some small-cap stocks with lofty valuations might fall short

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Russell 2000 Index Fund	0.08%	0.15%	1.32%
Russell 2000 Value Index Fund	0.08	0.20	1.36
Russell 2000 Growth Index Fund	0.08	0.20	1.42

The fund expense ratios shown are from the prospectus dated July 8, 2014 (December 20, 2013, for the Russell 2000 Growth Index Fund), and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the funds’ expense ratios were: for the Russell 2000 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the Russell 2000 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; for the Russell 2000 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Russell 2000 Index Fund, Small-Cap Core Funds; for the Russell 2000 Value Index Fund, Small-Cap Value Funds; and for the Russell 2000 Growth Fund, Small-Cap Growth Funds.

4

of their earnings projections. This shift in market sentiment took the heaviest toll on the 2000 Growth Index Fund, which turned in a negative return for the six months ended August 31. The returns of the 2000 Index and 2000 Value Index Funds also fell sharply, but to a lesser extent.

Despite this second-half weakness, all nine sectors that make up the funds posted positive, mostly double-digit returns for the year. Interestingly, the three funds’ results were rather similar—between 17% and 18%—because each held sizable stakes in some of the best-performing sectors.

The leader in the group, the 2000 Value Index Fund, benefited most from financial services, producer durables, and technology. Financial stocks, which represented close to 40% of the fund’s assets on average, rallied largely on the strength of real estate investment trusts (REITs) and banks. A drop in interest rates in 2014 helped REITs rebound from their decline during the last part of 2013. REITs rely heavily on the markets to raise cash to finance growth, and less expensive capital can help their profit margins. Banks continued to improve thanks to solid corporate earnings and lending activity.

Producer durables stocks got a boost from the U.S. economy’s gradual expansion. Gains were broad-based, led by aerospace parts manufacturers and commercial airlines. Companies that provide back-office support, including human resources and consulting services, also rose.

Total Returns
Inception Through August 31, 2014
Average
Annual Return
Russell 2000 Index Fund Institutional Shares (Returns since inception: 12/22/2010)	12.88%
Russell 2000 Index	12.84
Small-Cap Core Funds Average	12.33
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 2000 Value Index Fund Institutional Shares (Returns since inception: 7/13/2012)	20.50%
Russell 2000 Value Index	20.56
Small-Cap Value Funds Average	21.98
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 2000 Growth Index Fund Institutional Shares (Returns since inception: 5/25/2011)	13.40%
Russell 2000 Growth Index	13.35
Small-Cap Growth Funds Average	11.25
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

In technology, semiconductor manufacturers and measurement tool and instrument makers stood out. Computer services providers contributed as well.

The 2000 Index Fund also benefited most from the financial services, technology, and producer durable sectors, along with health care stocks. Pharmaceutical and

Small-cap stocks versus large-caps: A case for diversification

At times, particularly over the past dozen years, small-capitalization stocks have outpaced their large-cap counterparts. This performance edge may appear compelling, but before making any drastic decisions to tilt your portfolio heavily toward small-caps, consider two points.

First, there’s no guarantee that small caps’ performance advantage will persist. As shown in the chart below, these stocks had an extended period of underperformance in the 1990s, and that could happen again.

Second, investing in small companies’ stocks involves additional risks. These firms generally have less business diversification, fewer financial resources, and less management depth than larger enterprises. As a result, their stocks can be highly volatile.

Investors with a heavy allocation to only one segment of the market can end up with greater volatility and less diversification. A better alternative can be a market-cap-weighted equity portfolio of stocks of all capitalizations that offers more diversification over the long term.

Small-cap performance relative to large-caps

6

biotech companies had exceptional returns, buoyed by high-profile mergers and acquisitions and successful drug trials. Health care providers and medical and equipment makers all recorded solid gains.

The 2000 Growth Index Fund, which is heavily weighted in health care, technology, and producer durable stocks, posted strong returns as well. Its outsized holdings in consumer discretionary stocks did not deliver as much. Although consumer confidence has improved in recent months, many specialty retailers were hurt by the long, severe winter. Increased competition, along with consumers’ growing preference for online shopping and price comparison, also pushed down sales.

Building a successful long-term track record
Since their inception in 2010, the Russell 2000 Index Funds have successfully met their objective of closely tracking their target indexes, a tribute to the fund’s advisor, Vanguard Equity Investment Group. The skilled and experienced team has developed sophisticated trading and portfolio construction techniques to keep the funds close on the heels of their benchmarks. Helping in this effort were the funds’ low expenses, which allow you to keep more of their returns.

High costs don’t add up to strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t really support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard seeks to minimize costs on all our funds. Indexing, of course, is the purest expression of low-cost investing. In our actively managed funds, which are run by some of the most prominent advisory firms in the investment industry, we work to keep fees low. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2014

7

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 2000 Index Fund
Institutional Shares	$153.88	$179.29	$1.906	$0.000
ETF Shares	80.46	93.72	0.957	0.000
Vanguard Russell 2000 Value Index Fund
Institutional Shares	$148.87	$173.15	$2.547	$0.000
ETF Shares	75.48	87.76	1.223	0.000
Vanguard Russell 2000 Growth Index Fund
Institutional Shares	$162.99	$190.26	$1.134	$0.000
ETF Shares	85.58	99.83	0.549	0.000

Russell 2000 Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRTIX	VTWO
Expense Ratio[1]	0.08%	0.15%
30-Day SEC Yield	1.17%	1.10%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		2000	FA
	Fund	Index	Index
Number of Stocks	1,989	1,957	3,709
Median Market Cap	$1.7B	$1.7B	$48.0B
Price/Earnings Ratio	33.9x	33.6x	20.7x
Price/Book Ratio	2.2x	2.2x	2.7x
Return on Equity	9.8%	9.7%	17.8%
Earnings Growth
Rate	13.6%	13.6%	15.3%
Dividend Yield	1.3%	1.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell	Market
		2000	FA
	Fund	Index	Index
Consumer Discretionary 13.8%		13.8%	14.1%
Consumer Staples	2.7	2.8	7.2
Energy	6.1	6.1	9.7
Financial Services	24.4	24.3	18.7
Health Care	13.6	13.6	13.2
Materials & Processing	6.8	6.9	4.5
Other	0.1	0.0	0.0
Producer Durables	13.7	13.7	11.3
Technology	14.5	14.5	16.1
Utilities	4.3	4.3	5.2

Volatility Measures
		DJ
	Russell	U.S. Total
	2000	Market
	Index	FA Index
R-Squared	1.00	0.89
Beta	1.00	1.27
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
InterMune Inc.	Biotechnology	0.5%
Puma Biotechnology Inc. Biotechnology		0.3
Isis Pharmaceuticals Inc. Pharmaceuticals		0.3
WEX Inc.	Financial Data &
	Systems	0.3
Kodiak Oil & Gas Corp.	Oil: Crude Producers	0.3
Prosperity Bancshares
Inc.	Banks: Diversified	0.2
Graphic Packaging	Containers &
Holding Co.	Packaging	0.2
Ultimate Software Group Computer Services
Inc.	Software & Systems	0.2
Team Health Holdings
Inc.	Health Care Services	0.2
Brunswick Corp.	Recreational Vehicles
	& Boats	0.2
Top Ten		2.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated July 8, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

9

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 2000 Index Fund*ETF Shares
	Net Asset Value	17.69%	16.80%	$18,456
	Russell 2000 Index Fund*ETF Shares
	Market Price	17.58	16.78	18,438
••••••••	Russell 2000 Index	17.68	16.86	18,488
– – – –	Small-Cap Core Funds Average	18.26	16.19	18,076
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.95	19,178
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/22/2010)	Investment
Russell 2000 Index Fund Institutional Shares	17.78%	12.88%	$7,818,082
Russell 2000 Index	17.68	12.84	7,809,480
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	15.70	8,564,386
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.
10

Russell 2000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Index Fund ETF Shares Market Price	17.58%	84.38%
Russell 2000 Index Fund ETF Shares Net Asset
Value	17.69	84.56
Russell 2000 Index	17.68	84.88
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	12/22/2010	23.75%	13.99%
ETF Shares	9/20/2010
Market Price		23.99	18.05
Net Asset Value		23.65	18.06

11

Russell 2000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Brunswick Corp.	37,182	1,599	0.3%
* Tenneco Inc.	24,413	1,564	0.2%
Dana Holding Corp.	62,858	1,460	0.2%
Consumer Discretionary—Other †		90,928	13.1%
		95,551	13.8%
Consumer Staples
* TreeHouse Foods Inc.	16,836	1,389	0.2%
* United Natural Foods Inc.	19,899	1,279	0.2%
Consumer Staples—Other †		16,336	2.3%
		19,004	2.7%
Energy
* Kodiak Oil & Gas Corp.	106,869	1,739	0.2%
SemGroup Corp. Class A	17,086	1,499	0.2%
* Diamondback Energy Inc.	16,769	1,448	0.2%
* Rosetta Resources Inc.	24,635	1,232	0.2%
Energy—Other †		36,071	5.2%
		41,989	6.0%
Financial Services
* WEX Inc.	15,538	1,766	0.3%
Prosperity Bancshares Inc.	27,963	1,689	0.3%
RLJ Lodging Trust	52,492	1,565	0.2%
CNO Financial Group Inc.	87,358	1,559	0.2%
Highwoods Properties Inc.	36,138	1,538	0.2%
LaSalle Hotel Properties	41,726	1,525	0.2%
Investors Bancorp Inc.	143,635	1,524	0.2%
* Stifel Financial Corp.	26,255	1,257	0.2%
Financial Services—Other †		155,832	22.4%
		168,255	24.2%

Russell 2000 Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Health Care
* InterMune Inc.	43,417	3,189	0.5%
* Puma Biotechnology Inc.	9,309	2,425	0.3%
* Isis Pharmaceuticals Inc.	47,147	1,922	0.3%
* Team Health Holdings Inc.	28,164	1,648	0.2%
* Pacira Pharmaceuticals Inc.	14,296	1,548	0.2%
HealthSouth Corp.	35,326	1,392	0.2%
STERIS Corp.	23,693	1,334	0.2%
* DexCom Inc.	30,041	1,328	0.2%
* PAREXEL International Corp.	22,805	1,287	0.2%
* NPS Pharmaceuticals Inc.	42,636	1,287	0.2%
Health Care—Other †		76,850	11.1%
		94,210	13.6%
Materials & Processing
* Graphic Packaging Holding Co.	131,100	1,677	0.2%
US Silica Holdings Inc.	21,557	1,548	0.2%
PolyOne Corp.	37,744	1,480	0.2%
Belden Inc.	17,483	1,277	0.2%
Materials & Processing—Other †		41,286	6.0%
		47,268	6.8%

[1]Other †		632	0.1%

Producer Durables
* Esterline Technologies Corp.	12,754	1,495	0.2%
* Teledyne Technologies Inc.	15,046	1,461	0.2%
Woodward Inc.	26,586	1,389	0.2%
Curtiss-Wright Corp.	19,322	1,388	0.2%
HEICO Corp.	26,663	1,381	0.2%
* Generac Holdings Inc.	27,601	1,284	0.2%
CLARCOR Inc.	20,216	1,278	0.2%
* Darling Ingredients Inc.	65,876	1,270	0.2%
* Moog Inc. Class A	17,839	1,265	0.2%
Producer Durables—Other †		82,252	11.8%
		94,463	13.6%
Technology
* Ultimate Software Group Inc.	11,366	1,671	0.3%
* Aspen Technology Inc.	36,920	1,517	0.2%
* Cognex Corp.	34,820	1,462	0.2%
* RF Micro Devices Inc.	114,742	1,431	0.2%
FEI Co.	16,942	1,424	0.2%
* TriQuint Semiconductor Inc.	68,702	1,420	0.2%
* Guidewire Software Inc.	27,245	1,241	0.2%
* SS&C Technologies Holdings Inc.	27,314	1,236	0.2%
Technology—Other †		88,426	12.7%
		99,828	14.4%
Utilities
Cleco Corp.	24,204	1,366	0.2%
* Dynegy Inc. Class A	40,236	1,315	0.2%
Utilities—Other †		26,814	3.9%
		29,495	4.3%
Total Common Stocks (Cost $596,444)		690,695	99.5%[2]

Russell 2000 Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.113%	6,730,759	6,731	1.0%

5U.S. Government and Agency Obligations †			300	0.0%
Total Temporary Cash Investments (Cost $7,031)			7,031	1.0%[2]
[6]Total Investments (Cost $603,475)			697,726	100.5%
Other Assets and Liabilities
Other Assets			11,403	1.6%
Liabilities[4]			(14,635)	(2.1%)
			(3,232)	(0.5%)
Net Assets			694,494	100.0%

At August 31, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				603,051
Undistributed Net Investment Income				4,873
Accumulated Net Realized Losses				(7,760)
Unrealized Appreciation (Depreciation)
Investment Securities				94,251
Futures Contracts				79
Net Assets				694,494

Institutional Shares—Net Assets
Applicable to 1,782,596 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				319,607
Net Asset Value Per Share—Institutional Shares				$179.29

ETF Shares—Net Assets
Applicable to 4,000,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				374,887
Net Asset Value Per Share—ETF Shares				$93.72

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.5%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $3,852,000 of collateral received for securities on loan.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $3,549,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	8,563
Interest[1]	5
Securities Lending	537
Total Income	9,105
Expenses
The Vanguard Group—Note B
Investment Advisory Services	85
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	229
Marketing and Distribution—Institutional Shares	75
Marketing and Distribution—ETF Shares	78
Custodian Fees	257
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	22
Total Expenses	769
Net Investment Income	8,336
Realized Net Gain (Loss)
Investment Securities Sold	83,124
Futures Contracts	309
Realized Net Gain (Loss)	83,433
Change in Unrealized Appreciation (Depreciation)
Investment Securities	8,224
Futures Contracts	94
Change in Unrealized Appreciation (Depreciation)	8,318
Net Increase (Decrease) in Net Assets Resulting from Operations	100,087
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,336	7,639
Realized Net Gain (Loss)	83,433	16,107
Change in Unrealized Appreciation (Depreciation)	8,318	76,423
Net Increase (Decrease) in Net Assets Resulting from Operations	100,087	100,169
Distributions
Net Investment Income
Institutional Shares	(3,461)	(3,588)
ETF Shares	(3,732)	(2,717)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(7,193)	(6,305)
Capital Share Transactions
Institutional Shares	(4,467)	24,759
ETF Shares	70,573	66,096
Net Increase (Decrease) from Capital Share Transactions	66,106	90,855
Total Increase (Decrease)	159,000	184,719
Net Assets
Beginning of Period	535,494	350,775
End of Period[1]	694,494	535,494
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,873,000 and $3,608,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Index Fund

Financial Highlights

Institutional Shares
				Dec. 22,
				2010[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$153.88	$123.77	$110.21	$119.33
Investment Operations
Net Investment Income	2.110	2.306	1.733[2]	.652
Net Realized and Unrealized Gain (Loss) on Investments	25.206	29.858	12.899	(9.340)
Total from Investment Operations	27.316	32.164	14.632	(8.688)
Distributions
Dividends from Net Investment Income	(1.906)	(2.054)	(1.072)	(. 432)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.906)	(2.054)	(1.072)	(. 432)
Net Asset Value, End of Period	$179.29	$153.88	$123.77	$110.21

Total Return	17.78%	26.33%	13.37%	-7.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$320	$278	$202	$78
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.30%	1.78%	1.52%	1.21%[3]
Portfolio Turnover Rate [4]	16%	32%	35%	34%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Index Fund

Financial Highlights

ETF Shares
				Sept. 20,
				2010[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$80.46	$64.74	$57.66	$52.78
Investment Operations
Net Investment Income	1.054	1.161	.869[2]	.575
Net Realized and Unrealized Gain (Loss) on Investments	13.163	15.604	6.749	4.531
Total from Investment Operations	14.217	16.765	7.618	5.106
Distributions
Dividends from Net Investment Income	(.957)	(1.045)	(.538)	(.226)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.957)	(1.045)	(.538)	(.226)
Net Asset Value, End of Period	$93.72	$80.46	$64.74	$57.66

Total Return	17.69%	26.23%	13.30%	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$375	$257	$149	$29
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.23%	1.71%	1.45%	1.14%[3]
Portfolio Turnover Rate [4]	16%	32%	35%	34%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Russell 2000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Russell 2000 Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $67,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	690,605	—	90
Temporary Cash Investments	6,731	300	—
Futures Contracts—Assets[1]	19	—	—
Total	697,355	300	90
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2014	30	3,520	79

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Russell 2000 Index Fund

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $122,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at August 31, 2014, had unrealized appreciation of $123,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended August 31, 2014, the fund realized $86,359,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $5,114,000 of ordinary income available for distribution. The fund had available capital losses totaling $7,677,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $603,602,000. Net unrealized appreciation of investment securities for tax purposes was $94,124,000, consisting of unrealized gains of $121,654,000 on securities that had risen in value since their purchase and $27,530,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $489,937,000 of investment securities and sold $424,400,000 of investment securities, other than temporary cash investments. Purchases and sales include $356,247,000 and $323,229,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	67,964	399	85,359	607
Issued in Lieu of Cash Distributions	3,224	18	3,450	27
Redeemed	(75,655)	(441)	(64,050)	(458)
Net Increase (Decrease) —Institutional Shares	(4,467)	(24)	24,759	176
ETF Shares
Issued	401,320	4,400	104,908	1,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(330,747)	(3,600)	(38,812)	(500)
Net Increase (Decrease)—ETF Shares	70,573	800	66,096	900

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Russell 2000 Value Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRTVX	VTWV
Expense Ratio[1]	0.08%	0.20%
30-Day SEC Yield	1.86%	1.74%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	1,317	1,311	3,709
Median Market Cap	$1.5B	$1.5B	$48.0B
Price/Earnings Ratio	27.0x	26.7x	20.7x
Price/Book Ratio	1.5x	1.5x	2.7x
Return on Equity	7.1%	7.1%	17.8%
Earnings Growth
Rate	10.3%	10.3%	15.3%
Dividend Yield	1.9%	1.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	36%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary 11.4%		11.4%	14.1%
Consumer Staples	2.2	2.2	7.2
Energy	6.3	6.2	9.7
Financial Services	39.1	39.1	18.7
Health Care	4.9	4.9	13.2
Materials & Processing	5.9	5.8	4.5
Producer Durables	13.9	14.0	11.3
Technology	9.2	9.2	16.1
Utilities	7.1	7.2	5.2

Volatility Measures
	Russell	DJ
	2000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	1.22
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Prosperity Bancshares
Inc.	Banks: Diversified	0.5%
RLJ Lodging Trust	Real Estate
	Investment Trusts
	(REITs)	0.5
CNO Financial Group
Inc.	Insurance: Life	0.4
Highwoods Properties	Real Estate
Inc.	Investment Trusts
	(REITs)	0.4
LaSalle Hotel Properties	Real Estate
	Investment Trusts
	(REITs)	0.4
Esterline Technologies
Corp.	Aerospace	0.4
Cleco Corp.	Utilities: Electrical	0.4
Investors Bancorp Inc.	Banks: Diversified	0.4
Dynegy Inc.	Utilities: Electrical	0.4
Stifel Financial Corp.	Diversified Financial
	Services	0.4
Top Ten		4.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated July 8, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment

	Russell 2000 Value Index Fund*ETF
	Shares Net Asset Value	17.92%	15.50%	$17,656
	Russell 2000 Value Index Fund*ETF
	Shares Market Price	17.73	15.47	17,637

••••••••	Russell 2000 Value Index	18.10	15.70	17,776

– – – –	Small-Cap Value Funds Average	19.06	16.17	18,063
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.95	19,178

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(7/13/2012)	Investment
Russell 2000 Value Index Fund Institutional
Shares	18.07%	20.50%	$7,441,996

Russell 2000 Value Index	18.10	20.56	7,450,636
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	22.98	7,772,562
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Russell 2000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares Market
Price	17.73%	76.37%
Russell 2000 Value Index Fund ETF Shares Net
Asset Value	17.92	76.56
Russell 2000 Value Index	18.10	77.76
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	7/13/2012	22.51%	23.70%
ETF Shares	9/20/2010
Market Price		22.67	16.88
Net Asset Value		22.36	16.87

Russell 2000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Office Depot Inc.	93,795	480	0.3%
American Eagle Outfitters Inc.	34,100	480	0.3%
* Time Inc.	19,340	454	0.3%
Consumer Discretionary—Other †		15,939	10.5%
		17,353	11.4%

Consumer Staples †		3,329	2.2%

Energy
* Helix Energy Solutions Group Inc.	18,512	506	0.4%
Exterran Holdings Inc.	10,272	479	0.3%
* Rosetta Resources Inc.	9,408	470	0.3%
Energy—Other †		8,038	5.3%
		9,493	6.3%
Financial Services
Prosperity Bancshares Inc.	12,231	739	0.5%
RLJ Lodging Trust	22,960	684	0.5%
CNO Financial Group Inc.	38,211	682	0.4%
Highwoods Properties Inc.	15,807	673	0.4%
LaSalle Hotel Properties	18,253	667	0.4%
Investors Bancorp Inc.	55,347	587	0.4%
* Stifel Financial Corp.	11,485	550	0.4%
EPR Properties	9,374	533	0.4%
First American Financial Corp.	18,737	531	0.4%
Sunstone Hotel Investors Inc.	35,809	522	0.3%
Umpqua Holdings Corp.	29,222	510	0.3%
FirstMerit Corp.	29,003	500	0.3%
Cousins Properties Inc.	38,553	489	0.3%
Primerica Inc.	9,581	482	0.3%
Hancock Holding Co.	14,431	480	0.3%

Russell 2000 Value Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Geo Group Inc.	12,731	476	0.3%
CubeSmart	25,311	471	0.3%
Webster Financial Corp.	15,841	467	0.3%
DCT Industrial Trust Inc.	57,713	459	0.3%
DiamondRock Hospitality Co.	34,322	457	0.3%
Pebblebrook Hotel Trust	11,194	434	0.3%
Medical Properties Trust Inc.	30,212	426	0.3%
Healthcare Realty Trust Inc.	16,844	420	0.3%
Colony Financial Inc.	18,679	419	0.3%
Financial Services—Other †		46,569	30.7%
		59,227	39.0%
Health Care
* WellCare Health Plans Inc.	7,109	468	0.3%
Health Care—Other †		6,962	4.6%
		7,430	4.9%
Materials & Processing
Axiall Corp.	12,265	510	0.4%
Sensient Technologies Corp.	8,172	459	0.3%
Materials & Processing—Other †		7,906	5.2%
		8,875	5.9%

Other †		19	0.0%

Producer Durables
* Esterline Technologies Corp.	5,579	654	0.4%
* Moog Inc. Class A	7,226	512	0.4%
EMCOR Group Inc.	11,800	510	0.3%
* Teledyne Technologies Inc.	5,087	494	0.3%
* JetBlue Airways Corp.	37,414	458	0.3%
Bristow Group Inc.	6,241	455	0.3%
Curtiss-Wright Corp.	6,262	450	0.3%
* Darling Ingredients Inc.	23,178	447	0.3%
Actuant Corp. Class A	12,455	420	0.3%
Producer Durables—Other †		16,734	11.0%
		21,134	13.9%
Technology
* International Rectifier Corp.	12,502	493	0.4%
Technology—Other †		13,375	8.8%
		13,868	9.2%
Utilities
Cleco Corp.	10,586	597	0.4%
* Dynegy Inc. Class A	17,600	575	0.4%
Piedmont Natural Gas Co. Inc.	13,669	511	0.3%
IDACORP Inc.	8,823	500	0.3%
Portland General Electric Co.	13,712	473	0.3%
Southwest Gas Corp.	8,157	426	0.3%
Black Hills Corp.	7,827	421	0.3%
Utilities—Other †		7,329	4.8%
		10,832	7.1%
Total Common Stocks (Cost $145,271)		151,560	99.9%[1]

Russell 2000 Value Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.113%	349,000	349	0.2%

4U.S. Government and Agency Obligations †			100	0.1%
Total Temporary Cash Investments (Cost $449)			449	0.3%[1]
[5]Total Investments (Cost $145,720)			152,009	100.2%
Other Assets and Liabilities
Other Assets			512	0.3%
Liabilities[3]			(759)	(0.5%)
			(247)	(0.2%)
Net Assets			151,762	100.0%

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	145,061
Undistributed Net Investment Income	1,634
Accumulated Net Realized Losses	(1,224)
Unrealized Appreciation (Depreciation)
Investment Securities	6,289
Futures Contracts	2
Net Assets	151,762

Institutional Shares—Net Assets
Applicable to 471,024 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	81,557
Net Asset Value Per Share—Institutional Shares	$173.15

ETF Shares—Net Assets
Applicable to 800,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	70,205
Net Asset Value Per Share—ETF Shares	$87.76

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $349,000 of collateral received for securities on loan.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $333,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	2,711
Interest[1]	2
Securities Lending	57
Total Income	2,770
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	74
Marketing and Distribution—Institutional Shares	16
Marketing and Distribution—ETF Shares	12
Custodian Fees	53
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	4
Total Expenses	186
Net Investment Income	2,584
Realized Net Gain (Loss)
Investment Securities Sold	18,142
Futures Contracts	47
Realized Net Gain (Loss)	18,189
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(748)
Futures Contracts	17
Change in Unrealized Appreciation (Depreciation)	(731)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,042
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,584	1,390
Realized Net Gain (Loss)	18,189	3,680
Change in Unrealized Appreciation (Depreciation)	(731)	6,512
Net Increase (Decrease) in Net Assets Resulting from Operations	20,042	11,582
Distributions
Net Investment Income
Institutional Shares	(1,206)	(115)
ETF Shares	(856)	(371)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,062)	(486)
Capital Share Transactions
Institutional Shares	21,535	38,653
ETF Shares	16,354	21,687
Net Increase (Decrease) from Capital Share Transactions	37,889	60,340
Total Increase (Decrease)	55,869	71,436
Net Assets
Beginning of Period	95,893	24,457
End of Period[1]	151,762	95,893
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,634,000 and $1,077,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares
			July 13,
	Year Ended		2012[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012
Net Asset Value, Beginning of Period	$148.87	$122.12	$120.40
Investment Operations
Net Investment Income	2.724	3.360	. 276 [2]
Net Realized and Unrealized Gain (Loss) on Investments	24.103	25.888	1.444
Total from Investment Operations	26.827	29.248	1.720
Distributions
Dividends from Net Investment Income	(2.547)	(2.498)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.547)	(2.498)	—
Net Asset Value, End of Period	$173.15	$148.87	$122.12

Total Return	18.07%	24.29%	1.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$82	$51	$6
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.95%	2.24%	2.14%[3]
Portfolio Turnover Rate [4]	36%	60%	40%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares
				Sept. 20,
				2010[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$75.48	$61.97	$55.14	$52.39
Investment Operations
Net Investment Income	1.284	1.639	1.126[2]	.921[2]
Net Realized and Unrealized Gain (Loss) on Investments	12.219	13.109	6.424	2.249
Total from Investment Operations	13.503	14.748	7.550	3.170
Distributions
Dividends from Net Investment Income	(1.223)	(1.238)	(.720)	(.420)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.223)	(1.238)	(.720)	(.420)
Net Asset Value, End of Period	$87.76	$75.48	$61.97	$55.14

Total Return	17.92%	24.14%	13.81%	5.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$70	$45	$19	$17
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	1.83%	2.12%	2.02%	1.79%[3]
Portfolio Turnover Rate [4]	36%	60%	40%	101%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Russell 2000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Russell 2000 Value Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $16,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	151,541	—	19
Temporary Cash Investments	349	100	—
Futures Contracts—Assets[1]	1	—	—
Total	151,891	100	19
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2014	1	117	2

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Russell 2000 Value Index Fund

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $35,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

During the year ended August 31, 2014, the fund realized $18,702,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $1,662,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,215,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $145,743,000. Net unrealized appreciation of investment securities for tax purposes was $6,266,000, consisting of unrealized gains of $11,694,000 on securities that had risen in value since their purchase and $5,428,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $248,125,000 of investment securities and sold $208,908,000 of investment securities, other than temporary cash investments. Purchases and sales include $176,105,000 and $159,997,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	40,000	240	59,105	426
Issued in Lieu of Cash Distributions	1,206	7	115	1
Redeemed	(19,671)	(116)	(20,567)	(135)
Net Increase (Decrease)—Institutional Shares	21,535	131	38,653	292
ETF Shares
Issued	178,165	2,100	29,108	400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(161,811)	(1,900)	(7,421)	(100)
Net Increase (Decrease)—ETF Shares	16,354	200	21,687	300

At August 31, 2014, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Russell 2000 Growth Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRTGX	VTWG
Expense Ratio[1]	0.08%	0.20%
30-Day SEC Yield	0.48%	0.36%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	1,185	1,156	3,709
Median Market Cap	$1.8B	$1.8B	$48.0B
Price/Earnings Ratio	45.1x	45.0x	20.7x
Price/Book Ratio	4.1x	4.1x	2.7x
Return on Equity	13.1%	13.0%	17.8%
Earnings Growth
Rate	17.2%	17.2%	15.3%
Dividend Yield	0.6%	0.6%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	35%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 16.2%		16.2%	14.1%
Consumer Staples	3.3	3.5	7.2
Energy	5.9	5.9	9.7
Financial Services	9.7	9.6	18.7
Health Care	22.4	22.3	13.2
Materials & Processing	7.8	7.9	4.5
Other	0.1	0.0	0.0
Producer Durables	13.4	13.4	11.3
Technology	19.8	19.8	16.1
Utilities	1.4	1.4	5.2

Volatility Measures
		DJ
		U.S. Total
	Russell 2000	Market
	Growth Index	FA Index
R-Squared	1.00	0.86
Beta	1.00	1.33
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
InterMune Inc.	Biotechnology	0.8%
Puma Biotechnology Inc. Biotechnology		0.7
Isis Pharmaceuticals Inc. Pharmaceuticals		0.6
WEX Inc.	Financial Data &
	Systems	0.5
Kodiak Oil & Gas Corp.	Oil: Crude Producers	0.5
Graphic Packaging	Containers &
Holding Co.	Packaging	0.5
Ultimate Software Group Computer Services
Inc.	Software & Systems	0.5
Team Health Holdings
Inc.	Health Care Services	0.5
Tenneco Inc.	Auto Parts	0.5
US Silica Holdings Inc.	Metals & Minerals:
	Diversified	0.4
Top Ten		5.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment

	Russell 2000 Growth Index
	Fund*ETF Shares Net Asset Value	17.30%	17.89%	$19,143
	Russell 2000 Growth Index
	Fund*ETF Shares Market Price	17.19	17.86	19,124

••••••••	Russell 2000 Growth Index	17.30	17.98	19,201

– – – –	Small-Cap Growth Funds Average	14.11	16.22	18,097
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.95	19,178

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(5/25/2011)	Investment
Russell 2000 Growth Index Fund Institutional
Shares	17.44%	13.40%	$7,540,953

Russell 2000 Growth Index	17.30	13.35	7,530,351
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	15.83	8,083,165
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Russell 2000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Market Price	17.19%	91.24%
Russell 2000 Growth Index Fund ETF Shares Net
Asset Value	17.30	91.43
Russell 2000 Growth Index	17.30	92.01
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	5/25/2011	24.87%	14.47%
ETF Shares	9/20/2010
Market Price		24.84	19.01
Net Asset Value		24.71	19.02

Russell 2000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Tenneco Inc.	19,079	1,223	0.5%
Vail Resorts Inc.	11,327	900	0.3%
* Buffalo Wild Wings Inc.	5,923	875	0.3%
Wolverine World Wide Inc.	31,785	844	0.3%
* Restoration Hardware Holdings Inc.	9,769	819	0.3%
Pool Corp.	14,137	801	0.3%
Consumer Discretionary—Other †		38,423	14.2%
		43,885	16.2%
Consumer Staples
* United Natural Foods Inc.	15,551	1,000	0.4%
Casey’s General Stores Inc.	12,061	865	0.3%
Consumer Staples—Other †		7,106	2.6%
		8,971	3.3%
Energy
* Kodiak Oil & Gas Corp.	83,521	1,359	0.5%
SemGroup Corp. Class A	13,355	1,172	0.5%
* Diamondback Energy Inc.	13,121	1,133	0.4%
* Carrizo Oil & Gas Inc.	14,255	894	0.3%
Energy—Other †		11,398	4.2%
		15,956	5.9%
Financial Services
* WEX Inc.	12,144	1,380	0.5%
* Portfolio Recovery Associates Inc.	15,687	891	0.3%
* Euronet Worldwide Inc.	15,969	851	0.3%
Bank of the Ozarks Inc.	24,963	798	0.3%
Financial Services—Other †		22,155	8.2%
		26,075	9.6%

Russell 2000 Growth Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Health Care
* InterMune Inc.	30,333	2,228	0.8%
* Puma Biotechnology Inc.	7,275	1,895	0.7%
* Isis Pharmaceuticals Inc.	36,846	1,502	0.6%
* Team Health Holdings Inc.	22,010	1,288	0.5%
* Pacira Pharmaceuticals Inc.	11,174	1,210	0.4%
STERIS Corp.	18,516	1,042	0.4%
* DexCom Inc.	23,477	1,038	0.4%
* PAREXEL International Corp.	17,823	1,006	0.4%
West Pharmaceutical Services Inc.	22,145	962	0.4%
* NPS Pharmaceuticals Inc.	31,021	936	0.3%
* Cepheid	21,849	875	0.3%
HealthSouth Corp.	20,982	826	0.3%
Health Care—Other †		45,708	16.8%
		60,516	22.3%
Materials & Processing
* Graphic Packaging Holding Co.	102,457	1,310	0.5%
US Silica Holdings Inc.	16,846	1,210	0.4%
PolyOne Corp.	29,496	1,157	0.4%
Belden Inc.	13,664	998	0.4%
* KapStone Paper and Packaging Corp.	26,503	815	0.3%
Materials & Processing—Other †		15,729	5.8%
		21,219	7.8%

[1]Other †		382	0.2%

Producer Durables
HEICO Corp.	20,839	1,080	0.4%
* Generac Holdings Inc.	21,570	1,003	0.4%
CLARCOR Inc.	14,899	942	0.3%
MAXIMUS Inc.	21,215	874	0.3%
Producer Durables—Other †		32,443	12.0%
		36,342	13.4%
Technology
* Ultimate Software Group Inc.	8,883	1,306	0.5%
* Aspen Technology Inc.	28,853	1,186	0.4%
* Cognex Corp.	27,213	1,142	0.4%
* RF Micro Devices Inc.	89,674	1,118	0.4%
FEI Co.	13,242	1,113	0.4%
* TriQuint Semiconductor Inc.	53,692	1,110	0.4%
* Guidewire Software Inc.	21,292	970	0.4%
* SS&C Technologies Holdings Inc.	21,347	966	0.4%
* Cavium Inc.	16,557	930	0.4%
* Synaptics Inc.	11,288	927	0.3%
* Tyler Technologies Inc.	10,344	921	0.3%
* Verint Systems Inc.	17,776	891	0.3%
* CommVault Systems Inc.	14,788	815	0.3%
Technology—Other †		40,147	14.8%
		53,542	19.7%

Utilities †		3,735	1.4%
Total Common Stocks (Cost $245,402)		270,623	99.8%[2]

Russell 2000 Growth Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.113%	2,442,901	2,443	0.9%

5U.S. Government and Agency Obligations †			100	0.0%
Total Temporary Cash Investments (Cost $2,543)			2,543	0.9%[2]
[6]Total Investments (Cost $247,945)			273,166	100.7%
Other Assets and Liabilities
Other Assets			1,103	0.4%
Liabilities[4]			(2,976)	(1.1%)
			(1,873)	(0.7%)
Net Assets			271,293	100.0%

At August 31, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				252,127
Undistributed Net Investment Income				1,171
Accumulated Net Realized Losses				(7,229)
Unrealized Appreciation (Depreciation)
Investment Securities				25,221
Futures Contracts				3
Net Assets				271,293

Institutional Shares—Net Assets
Applicable to 901,228 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				171,465
Net Asset Value Per Share—Institutional Shares				$190.26

ETF Shares—Net Assets
Applicable to 1,000,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				99,828
Net Asset Value Per Share—ETF Shares				$99.83

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.8%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,443,000 of collateral received for securities on loan.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $2,246,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	1,878
Interest[1]	2
Securities Lending	274
Total Income	2,154
Expenses
The Vanguard Group—Note B
Investment Advisory Services	20
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	126
Marketing and Distribution—Institutional Shares	40
Marketing and Distribution—ETF Shares	23
Custodian Fees	105
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	7
Total Expenses	345
Net Investment Income	1,809
Realized Net Gain (Loss)
Investment Securities Sold	56,520
Futures Contracts	199
Realized Net Gain (Loss)	56,719
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(17,614)
Futures Contracts	7
Change in Unrealized Appreciation (Depreciation)	(17,607)
Net Increase (Decrease) in Net Assets Resulting from Operations	40,921
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,809	2,018
Realized Net Gain (Loss)	56,719	7,759
Change in Unrealized Appreciation (Depreciation)	(17,607)	38,170
Net Increase (Decrease) in Net Assets Resulting from Operations	40,921	47,947
Distributions
Net Investment Income
Institutional Shares	(891)	(1,000)
ETF Shares	(659)	(393)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(1,550)	(1,393)
Capital Share Transactions
Institutional Shares	(38,746)	62,677
ETF Shares	17,143	37,319
Net Increase (Decrease) from Capital Share Transactions	(21,603)	99,996
Total Increase (Decrease)	17,768	146,550
Net Assets
Beginning of Period	253,525	106,975
End of Period[1]	271,293	253,525
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,171,000 and $902,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares
				May 25,
				2011[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$162.99	$128.23	$114.21	$128.54
Investment Operations
Net Investment Income	1.412	1.412	.859[2]	.228
Net Realized and Unrealized Gain (Loss) on Investments	26.992	34.504	13.616	(14.558)
Total from Investment Operations	28.404	35.916	14.475	(14.330)
Distributions
Dividends from Net Investment Income	(1.134)	(1.156)	(.455)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.134)	(1.156)	(.455)	—
Net Asset Value, End of Period	$190.26	$162.99	$128.23	$114.21

Total Return	17.44%	28.23%	12.72%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$171	$185	$87	$22
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	0.72%	1.08%	0.75%	0.57%[3]
Portfolio Turnover Rate [4]	35%	50%	51%	78%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares
				Sept. 20,
				2010[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$85.58	$67.37	$60.02	$53.17
Investment Operations
Net Investment Income	. 646	. 699	. 402 [2]	.258
Net Realized and Unrealized Gain (Loss) on Investments	14.153	18.073	7.133	6.762
Total from Investment Operations	14.799	18.772	7.535	7.020
Distributions
Dividends from Net Investment Income	(. 549)	(. 562)	(.185)	(.170)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(. 549)	(. 562)	(.185)	(.170)
Net Asset Value, End of Period	$99.83	$85.58	$67.37	$60.02

Total Return	17.30%	28.07%	12.58%	13.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$100	$68	$20	$12
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	0.60%	0.96%	0.63%	0.45%[3]
Portfolio Turnover Rate [4]	35%	50%	51%	78%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Russell 2000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Russell 2000 Growth Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	270,582	—	41
Temporary Cash Investments	2,443	100	—
Futures Contracts—Assets[1]	1	—	—
Total	273,026	100	41
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2014	3	352	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

49

Russell 2000 Growth Index Fund

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $10,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at August 31, 2014, had unrealized appreciation of $17,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended August 31, 2014, the fund realized $58,562,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $1,230,000 of ordinary income available for distribution. The fund had available capital losses totaling $7,226,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $247,963,000. Net unrealized appreciation of investment securities for tax purposes was $25,203,000, consisting of unrealized gains of $37,414,000 on securities that had risen in value since their purchase and $12,211,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $279,003,000 of investment securities and sold $300,054,000 of investment securities, other than temporary cash investments. Purchases and sales include $144,986,000 and $208,370,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	60,834	329	102,692	721
Issued in Lieu of Cash Distributions	891	5	1,000	8
Redeemed	(100,471)	(568)	(41,015)	(270)
Net Increase (Decrease) —Institutional Shares	(38,746)	(234)	62,677	459
ETF Shares
Issued	227,139	2,400	69,084	900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(209,996)	(2,200)	(31,765)	(400)
Net Increase (Decrease)—ETF Shares	17,143	200	37,319	500

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

50

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund:

In our opinion, the accompanying statements of net assets - investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2014

Special 2014 tax information (unaudited) for Vanguard Russell 2000 Index Funds

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 2000 Index Fund	4,411
Russell 2000 Value Index Fund	1,076
Russell 2000 Growth Index Fund	1,402

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 2000 Index Fund	65.1%
Russell 2000 Value Index Fund	57.4
Russell 2000 Growth Index Fund	83.2

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 2000 Index Funds
Periods Ended August 31, 2014

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Index Fund ETF Shares
Returns Before Taxes	17.69%	16.80%
Returns After Taxes on Distributions	17.31	16.53
Returns After Taxes on Distributions and Sale of Fund Shares	10.15	13.37
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares
Returns Before Taxes	17.92%	15.50%
Returns After Taxes on Distributions	17.38	15.12
Returns After Taxes on Distributions and Sale of Fund Shares	10.30	12.26

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Returns Before Taxes	17.30%	17.89%
Returns After Taxes on Distributions	17.14	17.78
Returns After Taxes on Distributions and Sale of Fund Shares	9.91	14.34

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
Russell 2000 Index Fund
Institutional Shares	$1,000.00	$1,000.11	$0.40
ETF Shares	1,000.00	999.79	0.76
Russell 2000 Value Index Fund
Institutional Shares	$1,000.00	$1,016.08	$0.41
ETF Shares	1,000.00	1,015.51	1.02
Russell 2000 Growth Index Fund
Institutional Shares	$1,000.00	$984.94	$0.40
ETF Shares	1,000.00	984.32	1.00
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
Russell 2000 Value Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02
Russell 2000 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the Russell 2000 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; and for the Russell 2000 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

55

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 2000 Index Fund, Russell 2000 Value Index Fund, and Russell 2000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

56

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

57

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

58

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The Russell Indexes and Russell® are registered
Direct Investor Account Services > 800-662-2739	trademarks of Russell Investments and have been
Institutional Investor Services > 800-523-1036	licensed for use by The Vanguard Group, Inc. The
Text Telephone for People	products are not sponsored, endorsed, sold, or
With Hearing Impairment > 800-749-7273	promoted by Russell Investments and Russell
Investments makes no representation regarding the
This material may be used in conjunction	advisability of investing in the products.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18510 102014

Annual Report | August 31, 2014

Vanguard Russell 3000 Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
Total
Returns
Vanguard Russell 3000 Index Fund
Institutional Shares	24.66%
ETF Shares
Market Price	24.54
Net Asset Value	24.58
Russell 3000 Index	24.74
Multi-Cap Core Funds Average	22.50
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Russell 3000 Index Fund
Institutional Shares	$146.68	$179.64	$2.929	$0.000
ETF Shares	75.79	92.82	1.459	0.000

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market notched another strong fiscal year, although momentum slowed later in the period. For the 12 months ended August 31, 2014, Vanguard Russell 3000 Index Fund returned more than 24%, in line with its target index and about 2 percentage points ahead of the average return of its peers.

Your fund seeks to track a benchmark that includes the Russell 1000 Index of large companies and the Russell 2000 Index of smaller companies, together representing nearly 100% of the U.S. stock market. Large companies outpaced smaller ones by more than 7 percentage points, in contrast to recent years when small-capitalization stocks outperformed. Because size and style leadership alternates over time, we counsel that broad diversification is the best course. For more on the performance of small-and large-cap stocks, please see the box on page 6.

If you invest in the fund through a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

Stocks cleared several hurdles to chart a series of new highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of almost 25% for the 12 months ended August 31. U.S. stocks registered positive results in all but two months, and a late-July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured stocks at various times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way.

The developed markets of the Pacific region and Europe trailed but still posted double-digit returns.

Defying analysts’ expectations, bond prices rose over the year
The broad U.S. taxable bond market returned 5.66%, rallying from the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the program in October. Interest rates have not risen as forecast, however. The yield of the 10-year U.S. Treasury note ended

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

3

August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%, collectively outperforming the broad U.S. market.

Following such a strong advance for bonds globally, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

As the stock rally lost steam, value stocks cut growth’s lead
Buoyed by an exceptionally strong first six months, the Russell 3000 Index Fund posted its best full-fiscal-year return since its 2010 inception. The fund earned two-thirds of its return during the period’s first half, when growth-oriented stocks outperformed their value counterparts by more than 4 percentage points. As the Fed shed more light on the anticipated end of its stimulative bond-buying, these groups swapped places—though growth stocks still finished ahead for the 12 months.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Russell 3000 Index Fund	0.08%	0.15%	1.17%
The fund expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2014, the fund’s expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Core Funds.

4

With all nine industry sectors posting double-digit gains, two typically growth-oriented ones—technology and health care—stood out, each returning more than 30%. Semiconductor firms and providers of computer software, systems, and technology were some of the best performers, benefiting in part from signs of a pickup in capital spending. In health care, drugmakers experienced a flurry of mergers and acquisitions; care facilities and managed-care providers were also sources of strength. In general, investors anticipated higher health care spending as baby boomers age and the Affordable Care Act expands the ranks of the insured.

Financial services, the fund’s largest sector and often home to many value companies, returned more than 21%. Overall, banks and other firms have come a long way since the financial crisis of 2008–2009. And as the housing market improved, real estate firms were some of the best performers within the group.

Together, technology, health care, and financial services contributed more than half of your fund’s total return. Utilities, which are classic value stocks and one of the smallest slices of the fund, brought up the rear with a still-impressive return of more than 17%.

Total Returns
Inception Through August 31, 2014
Average
Annual Return
Russell 3000 Index Fund Institutional Shares (Returns since inception: 11/1/2010)	17.21%
Russell 3000 Index	17.29
Multi-Cap Core Funds Average	14.94
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Since inception, your fund has closely tracked its index
For any index fund, success is defined as closely tracking the performance of its target index, which, of course, incurs no expenses. Since it was launched in 2010, the Russell 3000 Index Fund has been successful.

Small-cap stocks versus large-caps: A case for diversification

At times, particularly over the past dozen years, small-capitalization stocks have outpaced their large-cap counterparts. This performance edge may appear compelling, but before making any drastic decisions to tilt your portfolio heavily toward small-caps, consider two points.

First, there’s no guarantee that small caps’ performance advantage will persist. As shown in the chart below, these stocks had an extended period of underperformance in the 1990s, and that could happen again.

Second, investing in small companies’ stocks involves additional risks. These firms generally have less business diversification, fewer financial resources, and less management depth than larger enterprises. As a result, their stocks can be highly volatile.

Investors with a heavy allocation to only one segment of the market can end up with greater volatility and less diversification. A better alternative can be an investment such as the Russell
3000 Index Fund: a market-cap-weighted equity portfolio of stocks of all capitalizations that offers more diversification over the long term.

Small-cap performance relative to large-caps

6

That’s no small accomplishment, especially for a new fund as it begins to build scale. Its close tracking is a testament to the experience, talent, and sophisticated systems of Vanguard Equity Investment Group, your fund’s advisor. And your fund’s average annual return since inception has exceeded its peer-group average by more than 2 percentage points.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2014

7

Russell 3000 Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VRTTX	VTHR
Expense Ratio[1]	0.08%	0.15%
30-Day SEC Yield	1.71%	1.64%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	3,009	2,989	3,709
Median Market Cap	$48.7B	$48.7B	$48.0B
Price/Earnings Ratio	20.8x	20.8x	20.7x
Price/Book Ratio	2.7x	2.7x	2.7x
Return on Equity	18.0%	17.9%	17.8%
Earnings Growth
Rate	15.2%	15.2%	15.3%
Dividend Yield	1.8%	1.8%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	-0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Consumer Discretionary 14.0%		13.9%	14.1%
Consumer Staples	7.2	7.2	7.2
Energy	9.5	9.5	9.7
Financial Services	18.8	18.8	18.7
Health Care	13.1	13.2	13.2
Materials & Processing	4.5	4.5	4.5
Producer Durables	11.4	11.4	11.3
Technology	16.3	16.3	16.1
Utilities	5.2	5.2	5.2

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	2.8%
Exxon Mobil Corp.	Oil: Integrated	1.9
Microsoft Corp.	Computer Services
	Software & Systems	1.7
Google Inc.	Computer Services
	Software & Systems	1.5
Johnson & Johnson	Pharmaceuticals	1.3
General Electric Co.	Diversified
	Manufacturing
	Operations	1.2
Berkshire Hathaway Inc. Insurance: Multi-Line		1.1
Chevron Corp.	Oil: Integrated	1.1
Wells Fargo & Co.	Banks: Diversified	1.1
JPMorgan Chase & Co.	Diversified Financial
	Services	1.0
Top Ten		14.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

8

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment
	Russell 3000 Index Fund*ETF Shares
	Net Asset Value	24.58%	17.78%	$19,072
	Russell 3000 Index Fund*ETF Shares
	Market Price	24.54	17.77	19,066
••••••••	Russell 3000 Index	24.74	17.94	19,175
– – – –	Multi-Cap Core Funds Average	22.50	15.58	17,702
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	17.95	19,178
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/1/2010)	Investment
Russell 3000 Index Fund Institutional Shares	24.66%	17.21%	$9,185,241
Russell 3000 Index	24.74	17.29	9,209,323
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	17.29	9,208,855
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Russell 3000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/20/2010)
Russell 3000 Index Fund ETF Shares Market Price	24.54%	90.66%
Russell 3000 Index Fund ETF Shares Net Asset
Value	24.58	90.72
Russell 3000 Index	24.74	91.75
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	11/1/2010	25.13%	17.39%
ETF Shares	9/20/2010
Market Price		24.97	17.98
Net Asset Value		25.03	17.99

10

Russell 3000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Walt Disney Co.	55,605	4,998	0.7%
Comcast Corp. Class A	83,170	4,552	0.6%
Home Depot Inc.	43,912	4,106	0.6%
* Amazon.com Inc.	12,063	4,090	0.6%
Wal-Mart Stores Inc.	51,155	3,862	0.5%
McDonald’s Corp.	31,736	2,974	0.4%
Consumer Discretionary—Other †		75,113	10.4%
		99,695	13.8%
Consumer Staples
Procter & Gamble Co.	86,882	7,221	1.0%
Coca-Cola Co.	127,485	5,319	0.8%
PepsiCo Inc.	48,678	4,502	0.6%
Philip Morris International Inc.	50,501	4,322	0.6%
CVS Caremark Corp.	37,054	2,944	0.4%
Altria Group Inc.	63,780	2,748	0.4%
Consumer Staples—Other †		24,483	3.4%
		51,539	7.2%
Energy
Exxon Mobil Corp.	137,882	13,714	1.9%
Chevron Corp.	61,122	7,912	1.1%
Schlumberger Ltd.	41,758	4,578	0.6%
ConocoPhillips	39,419	3,202	0.4%
Occidental Petroleum Corp.	25,224	2,616	0.4%
Energy—Other †		35,679	5.0%
		67,701	9.4%
Financial Services
* Berkshire Hathaway Inc. Class B	58,764	8,065	1.1%
Wells Fargo & Co.	153,333	7,887	1.1%
JPMorgan Chase & Co.	121,518	7,224	1.0%
Bank of America Corp.	333,251	5,362	0.7%

11

Russell 3000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Citigroup Inc.	97,536	5,038	0.7%
Visa Inc. Class A	15,891	3,377	0.5%
American Express Co.	29,127	2,608	0.4%
Financial Services—Other †		94,727	13.1%
		134,288	18.6%
Health Care
Johnson & Johnson	90,836	9,422	1.3%
Pfizer Inc.	204,805	6,019	0.8%
Merck & Co. Inc.	93,830	5,640	0.8%
* Gilead Sciences Inc.	49,308	5,305	0.7%
Amgen Inc.	24,306	3,388	0.5%
AbbVie Inc.	51,053	2,822	0.4%
UnitedHealth Group Inc.	31,461	2,727	0.4%
Bristol-Myers Squibb Co.	53,208	2,695	0.4%
* Biogen Idec Inc.	7,617	2,613	0.3%
Health Care—Other †		53,251	7.4%
		93,882	13.0%

Materials & Processing †		32,073	4.4%

Other
* Synchrony Financial	1,660	43	0.0%
Other—Other †		24	0.0%
		67	0.0%
Producer Durables
General Electric Co.	321,966	8,365	1.2%
United Technologies Corp.	29,435	3,178	0.5%
Union Pacific Corp.	29,084	3,062	0.4%
3M Co.	21,008	3,025	0.4%
Boeing Co.	23,414	2,969	0.4%
Producer Durables—Other †		60,686	8.4%
		81,285	11.3%
Technology
Apple Inc.	193,598	19,844	2.7%
Microsoft Corp.	265,221	12,049	1.7%
International Business Machines Corp.	30,373	5,841	0.8%
Intel Corp.	159,832	5,581	0.8%
* Google Inc. Class A	9,013	5,249	0.7%
* Google Inc. Class C	9,119	5,212	0.7%
* Facebook Inc. Class A	63,397	4,743	0.7%
Oracle Corp.	105,458	4,380	0.6%
QUALCOMM Inc.	54,194	4,124	0.6%
Cisco Systems Inc.	164,477	4,110	0.6%
Technology—Other †		45,096	6.2%
		116,229	16.1%
Utilities
Verizon Communications Inc.	132,962	6,624	0.9%
AT&T Inc.	166,654	5,826	0.8%
Utilities—Other †		24,677	3.5%
		37,127	5.2%
Total Common Stocks (Cost $570,295)		713,886	99.0%[1]

12

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.113%	4,418,897	4,419	0.6%

4U.S. Government and Agency Obligations †			300	0.1%
Total Temporary Cash Investments (Cost $4,719)			4,719	0.7%[1]
[5]Total Investments (Cost $575,014)			718,605	99.7%
Other Assets and Liabilities
Other Assets			11,544	1.6%
Liabilities[3]			(9,305)	(1.3%)
			2,239	0.3%
Net Assets			720,844	100.0%

At August 31, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				576,316
Undistributed Net Investment Income				2,382
Accumulated Net Realized Losses				(1,543)
Unrealized Appreciation (Depreciation)
Investment Securities				143,591
Futures Contracts				98
Net Assets				720,844

Institutional Shares—Net Assets
Applicable to 3,341,032 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				600,180
Net Asset Value Per Share—Institutional Shares				$179.64

ETF Shares—Net Assets
Applicable to 1,300,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				120,664
Net Asset Value Per Share—ETF Shares				$92.82

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $74,000 of collateral received for securities on loan.
4 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $66,000.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 3000 Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	11,732
Interest[1]	3
Securities Lending	20
Total Income	11,755
Expenses
The Vanguard Group—Note B
Investment Advisory Services	78
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	63
Marketing and Distribution—Institutional Shares	119
Marketing and Distribution—ETF Shares	22
Custodian Fees	241
Auditing Fees	29
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	555
Net Investment Income	11,200
Realized Net Gain (Loss)
Investment Securities Sold	39,728
Futures Contracts	256
Realized Net Gain (Loss)	39,984
Change in Unrealized Appreciation (Depreciation)
Investment Securities	80,954
Futures Contracts	103
Change in Unrealized Appreciation (Depreciation)	81,057
Net Increase (Decrease) in Net Assets Resulting from Operations	132,241
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 3000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,200	7,119
Realized Net Gain (Loss)	39,984	349
Change in Unrealized Appreciation (Depreciation)	81,057	54,814
Net Increase (Decrease) in Net Assets Resulting from Operations	132,241	62,282
Distributions
Net Investment Income
Institutional Shares	(9,091)	(5,025)
ETF Shares	(1,568)	(898)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(10,659)	(5,923)
Capital Share Transactions
Institutional Shares	71,356	250,923
ETF Shares	26,093	29,491
Net Increase (Decrease) from Capital Share Transactions	97,449	280,414
Total Increase (Decrease)	219,031	336,773
Net Assets
Beginning of Period	501,813	165,040
End of Period[1]	720,844	501,813
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,382,000 and $1,833,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 3000 Index Fund

Financial Highlights

Institutional Shares
				Nov. 1,
				2010[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$146.68	$124.40	$108.32	$104.44
Investment Operations
Net Investment Income	2.986	2.630	2.087	1.494
Net Realized and Unrealized Gain (Loss) on Investments	32.903	22.226	15.972	3.650
Total from Investment Operations	35.889	24.856	18.059	5.144
Distributions
Dividends from Net Investment Income	(2.929)	(2.576)	(1.979)	(1.264)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(2.929)	(2.576)	(1.979)	(1.264)
Net Asset Value, End of Period	$179.64	$146.68	$124.40	$108.32

Total Return	24.66%	20.21%	16.89%	4.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$600	$426	$126	$35
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.84%	2.10%	2.06%	1.78%[2]
Portfolio Turnover Rate [3]	8%	16%	20%	32%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 3000 Index Fund

Financial Highlights

ETF Shares
				Sept. 20,
				2010[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$75.79	$64.28	$55.97	$51.86
Investment Operations
Net Investment Income	1.485	1.313	1.037	.819
Net Realized and Unrealized Gain (Loss) on Investments	17.004	11.484	8.255	3.924
Total from Investment Operations	18.489	12.797	9.292	4.743
Distributions
Dividends from Net Investment Income	(1.459)	(1.287)	(. 982)	(. 633)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.459)	(1.287)	(. 982)	(. 633)
Net Asset Value, End of Period	$92.82	$75.79	$64.28	$55.97

Total Return	24.58%	20.14%	16.80%	9.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$121	$76	$39	$22
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.77%	2.03%	1.99%	1.71%[2]
Portfolio Turnover Rate [3]	8%	16%	20%	32%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

18

Russell 3000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

19

Russell 3000 Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $68,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:
	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	713,879	—	7
Temporary Cash Investments	4,419	300	—
Futures Contracts—Assets[1]	20	—	—
Total	718,318	300	7
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:
				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2014	49	4,904	94
E-mini S&P MidCap 400 Index	September 2014	6	862	8
E-mini Russell 2000 Index	September 2014	7	821	(4)
				98

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Russell 3000 Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $39,579,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $2,498,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,359,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $575,128,000. Net unrealized appreciation of investment securities for tax purposes was $143,477,000, consisting of unrealized gains of $147,153,000 on securities that had risen in value since their purchase and $3,676,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $307,926,000 of investment securities and sold $215,766,000 of investment securities, other than temporary cash investments. Purchases and sales include $122,698,000 and $169,001,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	174,126	1,056	298,341	2,238
Issued in Lieu of Cash Distributions	8,632	52	5,025	37
Redeemed	(111,402)	(671)	(52,443)	(387)
Net Increase (Decrease) —Institutional Shares	71,356	437	250,923	1,888
ETF Shares
Issued	201,240	2,300	29,491	400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(175,147)	(2,000)	—	—
Net Increase (Decrease)—ETF Shares	26,093	300	29,491	400

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2014

Special 2014 tax information (unaudited) for Vanguard Russell 3000 Index Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $10,659,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 93.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 3000 Index Funds ETF Shares
Periods Ended August 31, 2014

		Since
	One	Inception
	Year	(9/20/2010)
Returns Before Taxes	24.58%	17.78%
Returns After Taxes on Distributions	24.08	17.43
Returns After Taxes on Distributions and Sale of Fund Shares	14.27	14.23

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,076.62	$0.42
ETF Shares	1,000.00	1,076.25	0.78
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.08% for Institutional Shares and 0.15% for ETF Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18540 102014

Annual Report | August 31, 2014

Vanguard Sector Bond Index Funds

Vanguard Short-Term Government Bond Index Fund

Vanguard Intermediate-Term Government Bond Index Fund

Vanguard Long-Term Government Bond Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Government Bond Index Fund.	11
Intermediate-Term Government Bond Index Fund.	27
Long-Term Government Bond Index Fund.	44
Short-Term Corporate Bond Index Fund.	59
Intermediate-Term Corporate Bond Index Fund.	108
Long-Term Corporate Bond Index Fund.	151
Mortgage-Backed Securities Index Fund.	191
About Your Fund’s Expenses.	212
Trustees Approve Advisory Arrangements.	215
Glossary.	216

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Government Bond Index Fund
Admiral™ Shares	0.37%	0.32%	0.38%	0.70%
Institutional Shares	0.40	0.37	0.35	0.72
ETF Shares	0.37
Market Price				0.70
Net Asset Value				0.70
Barclays U.S. 1–3 Year Government Float
Adjusted Index				0.80
Short U.S. Government Funds Average				0.90
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Government Bond Index Fund
Admiral Shares	1.59%	1.50%	2.05%	3.55%
Institutional Shares	1.62	1.53	2.05	3.58
ETF Shares	1.59
Market Price				3.57
Net Asset Value				3.54
Barclays U.S. 3–10 Year Government Float
Adjusted Index				3.54
Intermediate U.S. Government Funds Average				3.30
Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

1

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Government Bond Index Fund
Admiral Shares	2.90%	3.47%	11.16%	14.63%
Institutional Shares	2.93	3.50	11.16	14.66
ETF Shares	2.90
Market Price				14.55
Net Asset Value				14.65
Barclays U.S. Long Government Float Adjusted
Index				14.15
General U.S. Government Funds Average				4.38
General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Corporate Bond Index Fund
Admiral Shares	1.40%	1.85%	1.62%	3.47%
Institutional Shares	1.43	1.88	1.67	3.55
ETF Shares	1.40
Market Price				3.23
Net Asset Value				3.50
Barclays U.S. 1–5 Year Corporate Bond Index				3.67
Short-Intermediate Investment-Grade Debt Funds
Average				2.73
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Corporate Bond Index Fund
Admiral Shares	3.00%	3.45%	6.15%	9.60%
Institutional Shares	3.03	3.49	6.13	9.62
ETF Shares	3.00
Market Price				9.57
Net Asset Value				9.60
Barclays U.S. 5–10 Year Corporate Bond Index				9.51
Core Bond Funds Average				6.05
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

2

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Corporate Bond Index Fund
Admiral Shares	4.32%	5.26%	12.11%	17.37%
Institutional Shares	4.35	5.29	12.09	17.38
ETF Shares	4.32
Market Price				17.77
Net Asset Value				17.35
Barclays U.S. 10+ Year Corporate Bond Index				16.80
Corporate Debt Funds BBB-Rated Average				9.63
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mortgage-Backed Securities Index Fund
Admiral Shares	1.40%	1.78%	3.44%	5.22%
Institutional Shares (Inception: 10/31/2013)	1.43	1.51	1.71	3.22
ETF Shares	1.40
Market Price				5.37
Net Asset Value				5.21
Barclays U.S. MBS Float Adjusted Index				5.15
U.S. Mortgage Funds Average				5.09
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

3

Chairman’s Letter

Dear Shareholder,

The 12-month period ended August 31, 2014, proved once again that financial markets rarely behave as expected. Interest rates moved higher across the board toward the end of 2013 as investors waited for the Federal Reserve to begin winding down its bond-buying program. Although the yields of some shorter-dated bonds kept drifting higher once the tapering began in January, a revival in investor demand for longer-dated bonds pushed their yields lower.

As bond yields and prices move in opposite directions, it was a good environment for bonds with maturities at the long end of the spectrum. The two long-term funds that are covered in the Vanguard Sector Bond Index Funds report returned 14.65% and 17.35% for the fiscal year. (The returns and yields cited in this letter are for the funds’ ETF Shares, based on net asset value.)

The other funds produced more modest results: 3.54% and 9.60% for the intermediate-term funds and 0.70% and 3.50% for the short-term funds. In each case, the corporate fund outpaced its government counterpart. Vanguard Mortgage-Backed Securities Index Fund returned 5.21%.

The funds generally performed in line with their benchmarks after taking expenses into account; the returns of the two long-term funds exceeded those of their benchmarks largely because of temporary security pricing differences.

4

The corporate bond funds and the long-term government fund saw their 30-day SEC yields fall, by between 23 and 85 basis points compared with a year earlier. (A basis point is one-hundredth of a percentage point.) The yields for the two other government funds and the mortgage fund rose, by between 12 and 45 basis points.

Solid gains for fixed income both at home and abroad
The broad U.S. taxable bond market returned 5.66% for the period, rallying from the drubbing it took a year ago. Municipal bonds fared even better, returning 10.14% as investors searched for tax-exempt income amid a limited supply of new issues.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%. The European Central Bank continued its policy of monetary easing, which included taking the unprecedented move of lowering a key interest rate below zero, to –0.10%, in an effort to avert deflation and induce banks to lend and thus fuel economic growth. The central banks of Japan and China implemented monetary stimulus measures as well.

Following such a strong advance for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

CPI
Consumer Price Index	1.70%	1.64%	1.96%

5

Stocks cleared hurdles en route to new highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the 12 months ended August 31. U.S. stocks registered positive results in ten of those 12 months, and a July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured stocks at different times.

Expense Ratios
Your Fund Compared With Its Peer Group

	Admiral	Institutional	ETF	Peer Group
	Shares	Shares	Shares	Average
Short-Term Government Bond Index
Fund	0.12%	0.09%	0.12%	0.77%
Intermediate-Term Government Bond
Index Fund	0.12	0.09	0.12	0.97
Long-Term Government Bond Index
Fund	0.12	0.09	0.12	1.13
Short-Term Corporate Bond Index Fund	0.12	0.09	0.12	0.83
Intermediate-Term Corporate Bond
Index Fund	0.12	0.09	0.12	0.83
Long-Term Corporate Bond Index Fund	0.12	0.09	0.12	0.93
Mortgage-Backed Securities Index
Fund	0.12	0.09	0.12	0.87

The fund expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the funds’ expense ratios were: for the Short-Term Government Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Intermediate-Term Government Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Long-Term Government Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Short-Term Corporate Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Long-Term Corporate Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; and for the Mortgage-Backed Securities Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares (annualized for the period from inception through August 31, 2014), and 0.12% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Short-Term Government Bond Index Fund, Short U.S. Government Funds; for the Intermediate-Term Government Bond Index Fund, Intermediate U.S. Government Funds; for the Long-Term Government Bond Index Fund, General U.S. Government Funds; for the Short-Term Corporate Bond Index Fund, Short-Intermediate Investment-Grade Debt Funds; for the Intermediate-Term Corporate Bond Index Fund, Core Bond Funds; for the Long-Term Corporate Bond Index Fund, Corporate BBB-Rated Debt Funds; for the Mortgage-Backed Securities Index Fund, U.S. Mortgage Funds.

6

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Long-term bonds staged a strong rebound
The Federal Reserve purchased about $85 billion of Treasury and mortgage-backed securities each month throughout 2013, and many investors assumed that the Fed’s curtailing of its program would hurt bond prices. Prices did move lower, and yields higher, through the end of 2013

The arrival of 2014 brought a reversal of that trend, however. Yields at the long end of the curve began to ease back down amid reassurances from the Fed that interest rates would probably remain low even after its program ended. The fragility of growth both at home and abroad also made any imminent rise in rates seem less likely.

At the same time, demand for long-term bonds picked up. Some investors began to rebalance their portfolios out of equities and into bonds after the strong run-up in the stock market last year. There was more demand from international buyers who saw relative value in U.S. bonds. And heightened tensions in Eastern Europe and the Middle East drove more risk-averse investors to turn to bonds as a safe harbor for their assets.

Given that backdrop, the returns of the funds were relatively muted in the final four months of 2013. Among the government bond funds, the short-and intermediate-term funds stayed above water during that time, while the long-term fund posted a negative return. The corporate bond funds and the mortgage-backed securities fund held up a little better, returning between about 1% and 2%.

Yields of U.S. Treasury Securities
	August 31,	August 31,
Maturity	2013	2014
2 years	0.40%	0.50%
3 years	0.77	0.94
5 years	1.61	1.63
10 years	2.76	2.34
30 years	3.72	3.08
Source: Vanguard.

7

As yields for longer-dated maturities trended lower in 2014, however, the long-term government and corporate bond funds ran far ahead of their shorter-term counterparts. Both funds returned more than 15% in the first eight months of 2014.

For the fiscal year, corporate bonds performed better than their government counterparts as investor appetite for those securities led to a tightening in their yield spreads versus government bonds.

Market predictions about yields often miss the mark

U.S. bond yields have been below their historical long-term averages for some time now.
But history has shown that just because yields are low doesn’t mean that they have to move higher.

At the end of 2010, the market believed yields were at such low levels that a significant rise was in the offing. The dotted line in the chart below shows where the market expected
Treasury yields to be three years down the road (as indicated by the so-called forward yield curve). For some maturities, those expectations implied that yields would more than double.

Bond yields rarely move as expected, however. The black line in the chart shows that Treasury yields at the end of 2013 were well below market expectations, and in fact even lower than where they had been three years earlier.

While the current low level of yields implies slim returns from bonds in the future, investors should keep in mind that it remains just as hard today as it was in 2010 to say where yields will head next.

The market’s forecast for 2013 yields versus where yields actually ended up

8

Agency mortgage-backed securities, given their slightly lower credit quality, continued to provide a small yield premium during the fiscal year over Treasuries with comparable maturities.

The funds’ track record has been relatively short but promising
The funds haven’t been around for a long time, only about five years, but so far they have behaved as expected. Since their inception on November 19, 2009, all seven funds have performed roughly in line with their target benchmarks. The range has been broad, with average annual returns since inception of 0.88% for the Short-Term Government Bond Fund and 9.79% for the Long-Term Corporate Bond Fund. With the exception of the Mortgage-Backed Securities Index Fund, the funds have come close to or outpaced their peer groups, some by wide margins.

High costs don’t equal strong fund performance
The old adage “You get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t really support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard seeks to minimize costs on all our funds. Indexing, of course, is the purest expression of low-cost investing. In our actively managed funds, which are run by some of the most prominent advisory firms in the investment industry, we work to keep fees low. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 15, 2014

9

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Government Bond Index
Fund
Admiral Shares	$20.27	$20.33	$0.066	$0.016
Institutional Shares	25.47	25.54	0.093	0.020
ETF Shares	60.75	60.95	0.177	0.048
Vanguard Intermediate-Term Government
Bond Index Fund
Admiral Shares	$21.27	$21.64	$0.315	$0.064
Institutional Shares	26.39	26.85	0.397	0.079
ETF Shares	62.96	64.14	0.843	0.189
Vanguard Long-Term Government Bond Index
Fund
Admiral Shares	$22.32	$24.81	$0.712	$0.000
Institutional Shares	28.32	31.48	0.911	0.000
ETF Shares	66.33	73.93	1.929	0.000
Vanguard Short-Term Corporate Bond Index
Fund
Admiral Shares	$21.51	$21.81	$0.393	$0.049
Institutional Shares	26.33	26.71	0.488	0.060
ETF Shares	78.97	80.21	1.321	0.180
Vanguard Intermediate-Term Corporate Bond
Index Fund
Admiral Shares	$22.20	$23.40	$0.734	$0.157
Institutional Shares	27.44	28.92	0.916	0.194
ETF Shares	82.31	86.98	2.496	0.582
Vanguard Long-Term Corporate Bond Index
Fund
Admiral Shares	$22.04	$24.71	$1.065	$0.000
Institutional Shares	27.37	30.68	1.329	0.000
ETF Shares	82.11	92.38	3.631	0.000
Vanguard Mortgage-Backed Securities Index
Fund
Admiral Shares	$20.35	$21.05	$0.355	$0.000
Institutional Shares (Inception: 10/31/13)	28.04	28.52	0.414	0.000
ETF Shares	50.85	52.65	0.828	0.000

10

Short-Term Government Bond Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Admiral	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VSBSX	VSBIX	VGSH
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	0.37%	0.40%	0.37%

Financial Attributes
		Barclays
		1–3 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	130	382	8,876
Yield to Maturity
(before expenses)	0.5%	0.5%	2.1%
Average Coupon	1.3%	1.5%	3.3%
Average Duration	1.9 years	1.9 years	5.6 years
Average Effective
Maturity	2.0 years	2.0 years	7.7 years
Short-Term
Reserves	1.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–3 Year
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.96	0.50
Beta	1.00	0.11
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.9%
1 - 3 Years	99.0
3 - 5 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

11

Short-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Short-Term Government Bond Index
	Fund ETF Shares Net Asset Value	0.70%	0.88%	$10,428
	Short-Term Government Bond Index
	Fund ETF Shares Market Price	0.70	0.89	10,432
	Barclays U.S. 1–3 Year Government
••••••••	Float Adjusted Index	0.80	1.00	10,490
– – –	Short U.S. Government Funds
	Average	0.90	1.01	10,493
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.64	4.27	12,212
For a benchmark description, see the Glossary.
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

12

Short-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2014
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/28/2009)	Investment
Short-Term Government Bond Index Fund
Admiral Shares	0.70%	1.00%	$10,477
Barclays U.S. 1–3 Year Government Float
Adjusted Index	0.80	1.12	10,534
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.64	4.60	12,339
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(8/23/2010)	Investment
Short-Term Government Bond Index Fund
Institutional Shares	0.72%	0.67%	$5,135,892
Barclays U.S. 1–3 Year Government Float
Adjusted Index	0.80	0.75	5,152,995
Barclays U.S. Aggregate Float Adjusted
Index	5.64	3.46	5,733,457
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2014

		Since
	One	Inception
	Year	(11/19/2009)
Short-Term Government Bond Index Fund ETF
Shares Market Price	0.70%	4.32%
Short-Term Government Bond Index Fund ETF
Shares Net Asset Value	0.70	4.28
Barclays U.S. 1–3 Year Government Float Adjusted
Index	0.80	4.90
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

13

Short-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2014
		Barclays
		1–3 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	1.69%	1.83%
2011	1.39	1.53
2012	0.40	0.50
2013	0.04	0.16
2014	0.70	0.80

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Admiral Shares	12/28/2009	0.68%	0.48%	0.55%	1.03%
Institutional Shares	8/23/2010	0.69	0.48	0.20	0.68
ETF Shares	11/19/2009
Market Price		0.60			0.90
Net Asset Value		0.67			0.90

14

Short-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.0%)
U.S. Government Securities (89.0%)
United States Treasury Note/Bond	0.250%	9/15/15	6,630	6,638
United States Treasury Note/Bond	0.250%	9/30/15	5,600	5,607
United States Treasury Note/Bond	1.250%	9/30/15	2,000	2,024
United States Treasury Note/Bond	0.250%	10/15/15	14,055	14,068
United States Treasury Note/Bond	0.250%	10/31/15	13,660	13,673
United States Treasury Note/Bond	1.250%	10/31/15	750	759
United States Treasury Note/Bond	0.250%	11/30/15	15,015	15,024
United States Treasury Note/Bond	1.375%	11/30/15	15,145	15,365
United States Treasury Note/Bond	0.250%	12/15/15	10,535	10,538
United States Treasury Note/Bond	0.250%	12/31/15	16,245	16,250
United States Treasury Note/Bond	2.125%	12/31/15	4,055	4,156
United States Treasury Note/Bond	0.375%	1/31/16	9,815	9,830
United States Treasury Note/Bond	2.000%	1/31/16	10,250	10,500
United States Treasury Note/Bond	0.375%	2/15/16	11,300	11,314
United States Treasury Note/Bond	0.250%	2/29/16	8,485	8,478
United States Treasury Note/Bond	2.125%	2/29/16	3,390	3,482
United States Treasury Note/Bond	0.375%	3/15/16	19,015	19,030
United States Treasury Note/Bond	0.375%	3/31/16	7,820	7,825
United States Treasury Note/Bond	0.250%	4/15/16	8,410	8,396
United States Treasury Note/Bond	0.375%	4/30/16	6,805	6,805
United States Treasury Note/Bond	2.000%	4/30/16	300	308
United States Treasury Note/Bond	0.250%	5/15/16	10,030	10,005
United States Treasury Note/Bond	5.125%	5/15/16	2,500	2,699
United States Treasury Note/Bond	7.250%	5/15/16	850	948
United States Treasury Note/Bond	0.375%	5/31/16	10,480	10,475
United States Treasury Note/Bond	1.750%	5/31/16	28,605	29,262
United States Treasury Note/Bond	3.250%	5/31/16	1,000	1,049
United States Treasury Note/Bond	0.500%	6/15/16	4,675	4,681
United States Treasury Note/Bond	0.500%	6/30/16	8,275	8,284
United States Treasury Note/Bond	1.500%	6/30/16	4,798	4,889
United States Treasury Note/Bond	3.250%	6/30/16	13,205	13,871
United States Treasury Note/Bond	0.625%	7/15/16	6,500	6,519
United States Treasury Note/Bond	0.500%	7/31/16	6,269	6,272
United States Treasury Note/Bond	1.500%	7/31/16	4,386	4,470
United States Treasury Note/Bond	3.250%	7/31/16	5,538	5,829
United States Treasury Note/Bond	0.625%	8/15/16	6,750	6,767
United States Treasury Note/Bond	4.875%	8/15/16	2,175	2,358

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.500%	8/31/16	8,000	8,001
United States Treasury Note/Bond	1.000%	8/31/16	7,700	7,775
United States Treasury Note/Bond	3.000%	8/31/16	6,530	6,849
United States Treasury Note/Bond	0.875%	9/15/16	6,100	6,141
United States Treasury Note/Bond	1.000%	9/30/16	9,680	9,765
United States Treasury Note/Bond	3.000%	9/30/16	4,010	4,212
United States Treasury Note/Bond	0.625%	10/15/16	5,000	5,005
United States Treasury Note/Bond	1.000%	10/31/16	8,753	8,825
United States Treasury Note/Bond	3.125%	10/31/16	3,300	3,478
United States Treasury Note/Bond	0.625%	11/15/16	11,700	11,702
United States Treasury Note/Bond	4.625%	11/15/16	2,490	2,707
United States Treasury Note/Bond	0.875%	11/30/16	5,575	5,604
United States Treasury Note/Bond	2.750%	11/30/16	8,355	8,749
United States Treasury Note/Bond	0.625%	12/15/16	4,745	4,742
United States Treasury Note/Bond	0.875%	12/31/16	6,000	6,026
United States Treasury Note/Bond	3.250%	12/31/16	7,660	8,115
United States Treasury Note/Bond	0.750%	1/15/17	6,480	6,488
United States Treasury Note/Bond	0.875%	1/31/17	8,000	8,031
United States Treasury Note/Bond	3.125%	1/31/17	2,700	2,856
United States Treasury Note/Bond	0.625%	2/15/17	6,410	6,394
United States Treasury Note/Bond	4.625%	2/15/17	6,425	7,031
United States Treasury Note/Bond	0.875%	2/28/17	15,855	15,904
United States Treasury Note/Bond	3.000%	2/28/17	3,300	3,485
United States Treasury Note/Bond	0.750%	3/15/17	5,110	5,110
United States Treasury Note/Bond	1.000%	3/31/17	6,510	6,545
United States Treasury Note/Bond	3.250%	3/31/17	6,425	6,827
United States Treasury Note/Bond	0.875%	4/15/17	5,700	5,713
United States Treasury Note/Bond	0.875%	4/30/17	6,695	6,703
United States Treasury Note/Bond	3.125%	4/30/17	4,370	4,634
United States Treasury Note/Bond	0.875%	5/15/17	5,995	6,001
United States Treasury Note/Bond	4.500%	5/15/17	2,325	2,551
United States Treasury Note/Bond	0.625%	5/31/17	820	815
United States Treasury Note/Bond	2.750%	5/31/17	8,325	8,749
United States Treasury Note/Bond	0.875%	6/15/17	7,500	7,500
United States Treasury Note/Bond	0.750%	6/30/17	5,770	5,745
United States Treasury Note/Bond	2.500%	6/30/17	18,045	18,840
United States Treasury Note/Bond	0.875%	7/15/17	13,820	13,805
United States Treasury Note/Bond	2.375%	7/31/17	6,550	6,818
United States Treasury Note/Bond	0.875%	8/15/17	11,500	11,480
United States Treasury Note/Bond	0.625%	8/31/17	8,000	7,915
United States Treasury Note/Bond	1.875%	8/31/17	5,000	5,133
				597,217
Agency Bonds and Notes (10.0%)
1 Federal Agricultural Mortgage Corp.	2.125%	9/15/15	50	51
1 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	50	51
1 Federal Farm Credit Banks	1.500%	11/16/15	50	51
1 Federal Farm Credit Banks	1.050%	3/28/16	100	101
1 Federal Farm Credit Banks	5.125%	8/25/16	800	871
1 Federal Farm Credit Banks	4.875%	1/17/17	500	548
1 Federal Home Loan Banks	0.500%	11/20/15	4,675	4,688
1 Federal Home Loan Banks	0.375%	2/19/16	1,550	1,550
1 Federal Home Loan Banks	3.125%	3/11/16	425	442
1 Federal Home Loan Banks	0.375%	6/24/16	2,570	2,565
1 Federal Home Loan Banks	0.500%	9/28/16	1,400	1,394
1 Federal Home Loan Banks	4.750%	12/16/16	285	311

16

Short-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal Home Loan Banks	0.625%	12/28/16	600	599
1	Federal Home Loan Banks	4.875%	5/17/17	600	663
1	Federal Home Loan Banks	0.875%	5/24/17	1,100	1,098
1	Federal Home Loan Banks	1.000%	6/21/17	2,205	2,207
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	4,980	5,056
2	Federal Home Loan Mortgage Corp.	4.750%	11/17/15	1,300	1,370
2	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	2,620	2,621
2	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	980	1,014
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	250	273
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	1,525	1,567
2	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	3,530	3,544
2	Federal Home Loan Mortgage Corp.	5.000%	2/16/17	600	661
2	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	1,250	1,251
2	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	2,040	2,047
2	Federal Home Loan Mortgage Corp.	5.000%	4/18/17	200	221
2	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	2,500	2,520
2	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	375	375
2	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	550	550
2	Federal National Mortgage Assn.	0.500%	9/28/15	4,535	4,548
2	Federal National Mortgage Assn.	4.375%	10/15/15	2,350	2,458
2	Federal National Mortgage Assn.	1.625%	10/26/15	75	76
2	Federal National Mortgage Assn.	0.375%	12/21/15	300	300
2	Federal National Mortgage Assn.	5.000%	3/15/16	25	27
2	Federal National Mortgage Assn.	0.500%	3/30/16	2,785	2,789
2	Federal National Mortgage Assn.	2.375%	4/11/16	800	824
2	Federal National Mortgage Assn.	0.375%	7/5/16	3,230	3,222
2	Federal National Mortgage Assn.	0.625%	8/26/16	3,000	3,001
2	Federal National Mortgage Assn.	1.250%	9/28/16	1,840	1,862
2	Federal National Mortgage Assn.	1.375%	11/15/16	575	584
2	Federal National Mortgage Assn.	5.000%	2/13/17	880	969
2	Federal National Mortgage Assn.	0.750%	4/20/17	1,100	1,095
2	Federal National Mortgage Assn.	1.125%	4/27/17	700	703
2	Federal National Mortgage Assn.	5.000%	5/11/17	555	614
2	Federal National Mortgage Assn.	0.000%	6/1/17	500	486
2	Federal National Mortgage Assn.	5.375%	6/12/17	1,230	1,378
2	Federal National Mortgage Assn.	0.875%	8/28/17	1,050	1,044
2	Federal National Mortgage Assn.	1.000%	9/27/17	500	498
	Private Export Funding Corp.	1.375%	2/15/17	250	253
1	Tennessee Valley Authority	5.500%	7/18/17	125	141
					67,132
Total U.S. Government and Agency Obligations (Cost $663,810)					664,349

				Shares
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
3	Vanguard Market Liquidity Fund (Cost $7,308)	0.113%		7,308,038	7,308
Total Investments (100.1%) (Cost $671,118)					671,657
Other Assets and Liabilities (-0.1%)
Other Assets					37,244
Liabilities					(37,960)
					(716)
Net Assets (100%)					670,941

17

Short-Term Government Bond Index Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	664,349
Affiliated Vanguard Funds	7,308
Total Investments in Securities	671,657
Receivables for Investment Securities Sold	34,157
Other Assets	3,087
Total Assets	708,901
Liabilities
Payables for Investment Securities Purchased	35,930
Other Liabilities	2,030
Total Liabilities	37,960
Net Assets	670,941

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	669,908
Undistributed Net Investment Income	183
Accumulated Net Realized Gains	311
Unrealized Appreciation (Depreciation)	539
Net Assets	670,941

Admiral Shares—Net Assets
Applicable to 6,175,462 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	125,520
Net Asset Value Per Share—Admiral Shares	$20.33

Institutional Shares—Net Assets
Applicable to 1,906,256 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	48,686
Net Asset Value Per Share—Institutional Shares	$25.54

ETF Shares—Net Assets
Applicable to 8,150,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	496,735
Net Asset Value Per Share—ETF Shares	$60.95

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest[1]	2,332
Total Income	2,332
Expenses
The Vanguard Group—Note B
Investment Advisory Services	12
Management and Administrative—Admiral Shares	71
Management and Administrative—Institutional Shares	13
Management and Administrative—ETF Shares	322
Marketing and Distribution—Admiral Shares	16
Marketing and Distribution—Institutional Shares	5
Marketing and Distribution—ETF Shares	89
Custodian Fees	5
Auditing Fees	46
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	13
Total Expenses	594
Net Investment Income	1,738
Realized Net Gain (Loss) on Investment Securities Sold	556
Change in Unrealized Appreciation (Depreciation) of Investment Securities	977
Net Increase (Decrease) in Net Assets Resulting from Operations	3,271
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,738	869
Realized Net Gain (Loss)	556	565
Change in Unrealized Appreciation (Depreciation)	977	(1,328)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,271	106
Distributions
Net Investment Income
Admiral Shares[1]	(287)	(113)
Institutional Shares	(95)	(107)
ETF Shares	(1,173)	(651)
Realized Capital Gain [2]
Admiral Shares[1]	(54)	(61)
Institutional Shares	(19)	(65)
ETF Shares	(307)	(389)
Total Distributions	(1,935)	(1,386)
Capital Share Transactions
Admiral Shares[1]	72,273	16,393
Institutional Shares	31,229	(26,223)
ETF Shares	188,874	124,806
Net Increase (Decrease) from Capital Share Transactions	292,376	114,976
Total Increase (Decrease)	293,712	113,696
Net Assets
Beginning of Period	377,229	263,533
End of Period[3]	670,941	377,229
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s distributions and capital share transactions are for the Signal class.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $76,000 and $163,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $183,000 and ($1,000).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Government Bond Index Fund

Financial Highlights

Admiral Shares
					Dec. 28,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.27	$20.35	$20.39	$20.25	$19.92
Investment Operations
Net Investment Income	.068	.053	.089	.134	.101
Net Realized and Unrealized Gain (Loss)
on Investments	.074	(.048)	(.007)	.149	.329
Total from Investment Operations	.142	.005	.082	.283	.430
Distributions
Dividends from Net Investment Income	(.066)	(.053)	(.087)	(.135)	(.100)
Distributions from Realized Capital Gains	(. 016)	(. 032)	(. 035)	(. 008)	—
Total Distributions	(.082)	(. 085)	(.122)	(.143)	(.100)
Net Asset Value, End of Period	$20.33	$20.27	$20.35	$20.39	$20.25

Total Return[2]	0.70%	0.02%	0.40%	1.40%	2.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$126	$53	$37	$11	$6
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	0.34%	0.26%	0.44%	0.66%	0.84%[3]
Portfolio Turnover Rate [4]	64%	73%	72%	69%	69%
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
					Aug. 23,
					2010[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.47	$25.57	$25.62	$25.45	$25.46
Investment Operations
Net Investment Income	.095	.075	.121	.183	.005
Net Realized and Unrealized Gain (Loss)
on Investments	.088	(.059)	(.007)	.180	.003
Total from Investment Operations	.183	.016	.114	. 363.008
Distributions
Dividends from Net Investment Income	(.093)	(.075)	(.120)	(.183)	(. 018)
Distributions from Realized Capital Gains	(. 020)	(. 041)	(. 044)	(. 010)	—
Total Distributions	(.113)	(.116)	(.164)	(.193)	(. 018)
Net Asset Value, End of Period	$25.54	$25.47	$25.57	$25.62	$25.45

Total Return[2]	0.72%	0.06%	0.45%	1.43%	0.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$49	$17	$44	$33	$8
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to
Average Net Assets	0.37%	0.29%	0.47%	0.71%	0.90%[3]
Portfolio Turnover Rate [4]	64%	73%	72%	69%	69%
1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Government Bond Index Fund

Financial Highlights

ETF Shares
					Nov. 19,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$60.75	$60.98	$61.11	$60.70	$60.04
Investment Operations
Net Investment Income	.198	.158	.270	.405	.349
Net Realized and Unrealized Gain (Loss)
on Investments	.227	(.134)	(.028)	.434	.660
Total from Investment Operations	.425	.024	.242	.839	1.009
Distributions
Dividends from Net Investment Income	(.177)	(.158)	(.267)	(.405)	(.349)
Distributions from Realized Capital Gains	(. 048)	(. 096)	(.105)	(. 024)	—
Total Distributions	(. 225)	(. 254)	(. 372)	(. 429)	(. 349)
Net Asset Value, End of Period	$60.95	$60.75	$60.98	$61.11	$60.70

Total Return	0.70%	0.04%	0.40%	1.39%	1.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$497	$307	$183	$150	$79
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	0.34%	0.26%	0.44%	0.66%	0.84%[2]
Portfolio Turnover Rate [3]	64%	73%	72%	69%	69%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Admiral Shares, Institutional Shares, and ETF Shares. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Effective in October 2013, Signal Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

24

Short-Term Government Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	664,349	—
Temporary Cash Investments	7,308	—	—
Total	7,308	664,349	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $110,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

25

Short-Term Government Bond Index Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $79,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2014, the fund had short-term and long-term capital gains of $101,000 and $210,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2014, the cost of investment securities for tax purposes was $671,118,000. Net unrealized appreciation of investment securities for tax purposes was $539,000, consisting of unrealized gains of $641,000 on securities that had risen in value since their purchase and $102,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $695,043,000 of investment securities and sold $403,538,000 of investment securities, other than temporary cash investments. Purchases and sales include $272,162,000 and $84,625,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares[1]
Issued [2]	157,433	7,749	38,480	1,895
Issued in Lieu of Cash Distributions	290	15	171	8
Redeemed	(85,450)	(4,206)	(22,258)	(1,096)
Net Increase (Decrease) —Admiral Shares	72,273	3,558	16,393	807
Institutional Shares
Issued [2]	35,085	1,374	2,001	78
Issued in Lieu of Cash Distributions	114	4	166	7
Redeemed	(3,970)	(155)	(28,390)	(1,113)
Net Increase (Decrease) —Institutional Shares	31,229	1,223	(26,223)	(1,028)
ETF Shares
Issued[2]	274,120	4,500	164,370	2,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(85,246)	(1,400)	(39,564)	(650)
Net Increase (Decrease)—ETF Shares	188,874	3,100	124,806	2,050
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s capital share transactions are for the Signal class.
2 Includes purchase fees for fiscal 2014 and 2013 of $0 and $17,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

26

Intermediate-Term Government Bond Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Admiral	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VSIGX	VIIGX	VGIT
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	1.59%	1.62%	1.59%

Financial Attributes
		Barclays
		3–10 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index

Number of Bonds	162	429	8,876

Yield to Maturity
(before expenses)	1.7%	1.7%	2.1%

Average Coupon	2.3%	2.1%	3.3%

Average Duration	5.2 years	5.2 years	5.6 years

Average Effective
Maturity	5.6 years	5.6 years	7.7 years

Short-Term
Reserves	0.7%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	3–10 Year
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.86
Beta	1.02	1.04
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	0.4
3 - 5 Years	51.9
5 - 10 Years	47.5

Distribution by Credit Quality (% of portfolio)

U.S. Government	100.0%
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

27

Intermediate-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Intermediate-Term Government Bond
	Index Fund ETF Shares Net Asset
	Value	3.54%	3.66%	$11,875
	Intermediate-Term Government Bond
	Index Fund ETF Shares Market Price	3.57	3.67	11,883
	Barclays U.S. 3–10 Year Government
••••••••	Float Adjusted Index	3.54	3.77	11,937

– – – –	Intermediate U.S. Government Funds
	Average	3.30	2.84	11,431
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.64	4.27	12,212
For a benchmark description, see the Glossary.
Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

28

Intermediate-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2014
		Since	Final Value
	One	Inception	of a $10,000
	Year	(8/4/2010)	Investment
Intermediate-Term Government Bond Index
Fund Admiral Shares	3.55%	2.92%	$11,246
Barclays U.S. 3–10 Year Government Float
Adjusted Index	3.54	3.03	11,294
Barclays U.S. Aggregate Float Adjusted Index	5.64	3.69	11,589
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/19/2010)	Investment
Intermediate-Term Government Bond Index
Fund Institutional Shares	3.58%	3.98%	$5,947,705
Barclays U.S. 3–10 Year Government Float
Adjusted Index	3.54	4.06	5,969,808
Barclays U.S. Aggregate Float Adjusted
Index	5.64	4.31	6,032,971
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2014

		Since
	One	Inception
	Year	(11/19/2009)
Intermediate-Term Government Bond Index Fund
ETF Shares Market Price	3.57%	18.83%
Intermediate-Term Government Bond Index Fund
ETF Shares Net Asset Value	3.54	18.75
Barclays U.S. 3–10 Year Government Float Adjusted
Index	3.54	19.37
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

29

Intermediate-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2014
		Barclays
		3–10 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	7.65%	7.76%
2011	5.30	5.53
2012	4.50	4.51
2013	-3.18	-2.99
2014	3.54	3.54

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Admiral Shares	8/4/2010	2.16%	1.69%	1.21%	2.90%
Institutional Shares	3/19/2010	2.18	1.79	2.20	3.99
ETF Shares	11/19/2009
Market Price		2.25			3.68
Net Asset Value		2.15			3.66

30

Intermediate-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (92.1%)
United States Treasury Note/Bond	1.875%	8/31/17	1,941	1,993
United States Treasury Note/Bond	0.750%	10/31/17	3,090	3,060
United States Treasury Note/Bond	1.875%	10/31/17	2,560	2,624
United States Treasury Note/Bond	4.250%	11/15/17	2,598	2,856
United States Treasury Note/Bond	0.625%	11/30/17	5,705	5,618
United States Treasury Note/Bond	2.250%	11/30/17	3,420	3,545
United States Treasury Note/Bond	0.750%	12/31/17	3,015	2,977
United States Treasury Note/Bond	2.750%	12/31/17	3,525	3,709
United States Treasury Note/Bond	0.875%	1/31/18	3,045	3,014
United States Treasury Note/Bond	2.625%	1/31/18	909	953
United States Treasury Note/Bond	3.500%	2/15/18	2,701	2,912
United States Treasury Note/Bond	0.750%	2/28/18	2,950	2,904
United States Treasury Note/Bond	2.750%	2/28/18	8,706	9,166
United States Treasury Note/Bond	0.750%	3/31/18	3,185	3,130
United States Treasury Note/Bond	0.625%	4/30/18	4,975	4,861
United States Treasury Note/Bond	2.625%	4/30/18	4,837	5,073
United States Treasury Note/Bond	3.875%	5/15/18	1,100	1,204
United States Treasury Note/Bond	9.125%	5/15/18	910	1,171
United States Treasury Note/Bond	1.000%	5/31/18	4,337	4,289
United States Treasury Note/Bond	2.375%	5/31/18	1,702	1,769
United States Treasury Note/Bond	1.375%	6/30/18	7,750	7,761
United States Treasury Note/Bond	2.375%	6/30/18	1,955	2,031
United States Treasury Note/Bond	1.375%	7/31/18	3,525	3,527
United States Treasury Note/Bond	2.250%	7/31/18	1,570	1,623
United States Treasury Note/Bond	4.000%	8/15/18	592	653
United States Treasury Note/Bond	1.500%	8/31/18	5,625	5,650
United States Treasury Note/Bond	1.375%	9/30/18	6,456	6,446
United States Treasury Note/Bond	1.250%	10/31/18	5,020	4,981
United States Treasury Note/Bond	1.750%	10/31/18	2,145	2,172
United States Treasury Note/Bond	3.750%	11/15/18	3,257	3,565
United States Treasury Note/Bond	9.000%	11/15/18	1,233	1,618
United States Treasury Note/Bond	1.250%	11/30/18	4,085	4,049
United States Treasury Note/Bond	1.375%	11/30/18	1,670	1,664
United States Treasury Note/Bond	1.375%	12/31/18	2,340	2,329
United States Treasury Note/Bond	1.500%	12/31/18	5,925	5,927
United States Treasury Note/Bond	1.500%	1/31/19	7,575	7,569
United States Treasury Note/Bond	2.750%	2/15/19	10,007	10,534

31

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	8.875%	2/15/19	269	355
United States Treasury Note/Bond	1.375%	2/28/19	4,650	4,617
United States Treasury Note/Bond	1.500%	2/28/19	5,400	5,392
United States Treasury Note/Bond	1.500%	3/31/19	2,340	2,334
United States Treasury Note/Bond	1.625%	3/31/19	5,400	5,416
United States Treasury Note/Bond	1.250%	4/30/19	528	520
United States Treasury Note/Bond	1.625%	4/30/19	3,471	3,478
United States Treasury Note/Bond	3.125%	5/15/19	3,958	4,234
United States Treasury Note/Bond	1.125%	5/31/19	1,310	1,282
United States Treasury Note/Bond	1.500%	5/31/19	10,350	10,303
United States Treasury Note/Bond	1.000%	6/30/19	3,400	3,301
United States Treasury Note/Bond	1.625%	6/30/19	4,750	4,754
United States Treasury Note/Bond	0.875%	7/31/19	2,945	2,839
United States Treasury Note/Bond	1.625%	7/31/19	6,850	6,851
United States Treasury Note/Bond	3.625%	8/15/19	2,292	2,509
United States Treasury Note/Bond	8.125%	8/15/19	4,893	6,417
United States Treasury Note/Bond	1.000%	8/31/19	1,540	1,491
United States Treasury Note/Bond	1.625%	8/31/19	4,850	4,849
United States Treasury Note/Bond	1.000%	9/30/19	1,850	1,789
United States Treasury Note/Bond	1.250%	10/31/19	450	440
United States Treasury Note/Bond	3.375%	11/15/19	1,050	1,139
United States Treasury Note/Bond	1.000%	11/30/19	1,980	1,909
United States Treasury Note/Bond	1.125%	12/31/19	2,275	2,205
United States Treasury Note/Bond	1.375%	1/31/20	2,552	2,503
United States Treasury Note/Bond	3.625%	2/15/20	1,580	1,735
United States Treasury Note/Bond	8.500%	2/15/20	360	487
United States Treasury Note/Bond	1.250%	2/29/20	3,560	3,463
United States Treasury Note/Bond	1.125%	3/31/20	1,050	1,013
United States Treasury Note/Bond	1.125%	4/30/20	2,775	2,673
United States Treasury Note/Bond	3.500%	5/15/20	5,719	6,252
United States Treasury Note/Bond	1.375%	5/31/20	2,700	2,635
United States Treasury Note/Bond	1.875%	6/30/20	2,450	2,456
United States Treasury Note/Bond	2.000%	7/31/20	3,050	3,077
United States Treasury Note/Bond	2.625%	8/15/20	8,649	9,021
United States Treasury Note/Bond	8.750%	8/15/20	250	348
United States Treasury Note/Bond	2.125%	8/31/20	2,550	2,586
United States Treasury Note/Bond	2.000%	9/30/20	2,130	2,143
United States Treasury Note/Bond	1.750%	10/31/20	5,800	5,743
United States Treasury Note/Bond	2.625%	11/15/20	3,267	3,403
United States Treasury Note/Bond	2.000%	11/30/20	5,675	5,698
United States Treasury Note/Bond	2.375%	12/31/20	3,230	3,313
United States Treasury Note/Bond	2.125%	1/31/21	4,522	4,566
United States Treasury Note/Bond	3.625%	2/15/21	4,007	4,419
United States Treasury Note/Bond	7.875%	2/15/21	716	977
United States Treasury Note/Bond	2.000%	2/28/21	4,015	4,021
United States Treasury Note/Bond	2.250%	3/31/21	2,375	2,414
United States Treasury Note/Bond	2.250%	4/30/21	3,500	3,555
United States Treasury Note/Bond	3.125%	5/15/21	3,042	3,261
United States Treasury Note/Bond	8.125%	5/15/21	1,140	1,584
United States Treasury Note/Bond	2.000%	5/31/21	8,000	7,990
United States Treasury Note/Bond	2.125%	6/30/21	4,000	4,024
United States Treasury Note/Bond	2.250%	7/31/21	3,825	3,878
United States Treasury Note/Bond	2.125%	8/15/21	4,900	4,927
United States Treasury Note/Bond	8.125%	8/15/21	1,775	2,487
United States Treasury Note/Bond	2.000%	8/31/21	4,475	4,462

32

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	11/15/21	2,743	2,730
United States Treasury Note/Bond	8.000%	11/15/21	6,245	8,752
United States Treasury Note/Bond	2.000%	2/15/22	6,595	6,553
United States Treasury Note/Bond	1.625%	8/15/22	3,540	3,403
United States Treasury Note/Bond	7.250%	8/15/22	350	482
United States Treasury Note/Bond	1.625%	11/15/22	7,170	6,863
United States Treasury Note/Bond	7.625%	11/15/22	575	814
United States Treasury Note/Bond	2.000%	2/15/23	6,275	6,167
United States Treasury Note/Bond	7.125%	2/15/23	1,590	2,200
United States Treasury Note/Bond	1.750%	5/15/23	11,770	11,301
United States Treasury Note/Bond	2.500%	8/15/23	7,295	7,434
United States Treasury Note/Bond	6.250%	8/15/23	975	1,294
United States Treasury Note/Bond	2.750%	11/15/23	6,545	6,797
United States Treasury Note/Bond	2.750%	2/15/24	6,775	7,028
United States Treasury Note/Bond	2.500%	5/15/24	9,880	10,022
United States Treasury Note/Bond	2.375%	8/15/24	3,425	3,435
				413,740
Agency Bonds and Notes (7.2%)
1 AID-Jordan	1.945%	6/23/19	200	201
1 AID-Jordan	2.503%	10/30/20	175	177
1 AID-Ukraine	1.844%	5/16/19	200	200
2 Federal Farm Credit Banks	3.500%	12/20/23	100	107
2 Federal Home Loan Banks	5.000%	11/17/17	1,350	1,512
2 Federal Home Loan Banks	1.375%	3/9/18	1,000	1,001
2 Federal Home Loan Banks	1.875%	3/8/19	1,000	1,009
2 Federal Home Loan Banks	1.875%	3/13/20	150	149
2 Federal Home Loan Banks	4.125%	3/13/20	1,005	1,120
2 Federal Home Loan Banks	3.375%	6/12/20	125	134
2 Federal Home Loan Banks	5.250%	12/11/20	250	297
2 Federal Home Loan Banks	5.625%	6/11/21	400	486
2 Federal Home Loan Banks	2.125%	3/10/23	250	242
3 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	400	399
3 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	625	703
3 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	1,150	1,130
3 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	2,070	2,037
3 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	500	564
3 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	440	481
3 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	400	401
3 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	450	439
3 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,155	1,122
3 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,065	1,032
3 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	1,655	1,665
3 Federal National Mortgage Assn.	1.000%	9/27/17	500	498
3 Federal National Mortgage Assn.	0.875%	10/26/17	890	882
3 Federal National Mortgage Assn.	0.875%	12/20/17	900	890
3 Federal National Mortgage Assn.	0.875%	2/8/18	850	839
3 Federal National Mortgage Assn.	0.875%	5/21/18	3,720	3,649
3 Federal National Mortgage Assn.	1.875%	9/18/18	550	558
3 Federal National Mortgage Assn.	1.625%	11/27/18	970	972
3 Federal National Mortgage Assn.	1.875%	2/19/19	1,750	1,766
3 Federal National Mortgage Assn.	1.750%	6/20/19	800	800
3 Federal National Mortgage Assn.	1.750%	9/12/19	350	349
3 Federal National Mortgage Assn.	0.000%	10/9/19	1,150	1,018
2 Financing Corp.	10.700%	10/6/17	122	156
2 Financing Corp.	9.800%	11/30/17	350	441

33

Intermediate-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Financing Corp.	9.800%	4/6/18	200	258
2	Financing Corp.	10.350%	8/3/18	250	332
2	Financing Corp.	9.700%	4/5/19	50	68
	NCUA Guaranteed Notes	3.000%	6/12/19	180	190
	Private Export Funding Corp.	2.250%	12/15/17	25	26
	Private Export Funding Corp.	1.875%	7/15/18	50	51
	Private Export Funding Corp.	4.375%	3/15/19	700	781
	Private Export Funding Corp.	1.450%	8/15/19	100	98
	Private Export Funding Corp.	2.050%	11/15/22	175	167
	Private Export Funding Corp.	3.550%	1/15/24	75	80
	Private Export Funding Corp.	2.450%	7/15/24	205	197
1	State of Israel	5.500%	9/18/23	125	154
2	Tennessee Valley Authority	1.750%	10/15/18	125	126
2	Tennessee Valley Authority	3.875%	2/15/21	225	248
2	Tennessee Valley Authority	1.875%	8/15/22	125	120
					32,322
Total U.S. Government and Agency Obligations (Cost $443,927)					446,062

				Shares
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
4	Vanguard Market Liquidity Fund (Cost $3,048)	0.113%		3,048,000	3,048
Total Investments (100.0%) (Cost $446,975)					449,110
Other Assets and Liabilities (0.0%)
Other Assets					26,782
Liabilities					(26,931)
					(149)
Net Assets (100%)					448,961

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value					449,110
Unaffiliated Issuers					446,062
Affiliated Vanguard Funds					3,048
Total Investments in Securities					449,110
Receivables for Investment Securities Sold					23,320
Other Assets					3,462
Total Assets					475,892
Liabilities
Payables for Investment Securities Purchased					26,057
Other Liabilities					874
Total Liabilities					26,931
Net Assets					448,961

34

Intermediate-Term Government Bond Index Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	446,889
Undistributed Net Investment Income	235
Accumulated Net Realized Losses	(298)
Unrealized Appreciation (Depreciation)	2,135
Net Assets	448,961

Admiral Shares—Net Assets
Applicable to 10,716,088 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	231,900
Net Asset Value Per Share—Admiral Shares	$21.64

Institutional Shares—Net Assets
Applicable to 1,992,853 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	53,508
Net Asset Value Per Share—Institutional Shares	$26.85

ETF Shares—Net Assets
Applicable to 2,550,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	163,553
Net Asset Value Per Share—ETF Shares	$64.14

• See Note A in Notes to Financial Statements.
1 U.S. government guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

35

Intermediate-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest[1]	5,805
Total Income	5,805
Expenses
The Vanguard Group—Note B
Investment Advisory Services	9
Management and Administrative—Admiral Shares	140
Management and Administrative—Institutional Shares	26
Management and Administrative—ETF Shares	92
Marketing and Distribution—Admiral Shares	36
Marketing and Distribution—Institutional Shares	14
Marketing and Distribution—ETF Shares	31
Custodian Fees	6
Auditing Fees	46
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	10
Total Expenses	413
Net Investment Income	5,392
Realized Net Gain (Loss) on Investment Securities Sold	116
Change in Unrealized Appreciation (Depreciation) of Investment Securities	6,662
Net Increase (Decrease) in Net Assets Resulting from Operations	12,170
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Intermediate-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,392	3,848
Realized Net Gain (Loss)	116	5,278
Change in Unrealized Appreciation (Depreciation)	6,662	(17,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,170	(8,672)
Distributions
Net Investment Income
Admiral Shares[1]	(2,645)	(779)
Institutional Shares	(826)	(1,120)
ETF Shares	(1,690)	(1,948)
Realized Capital Gain [2]
Admiral Shares[1]	(474)	(525)
Institutional Shares	(194)	(838)
ETF Shares	(359)	(1,224)
Total Distributions	(6,188)	(6,434)
Capital Share Transactions
Admiral Shares[1]	133,880	64,413
Institutional Shares	(6,706)	(54,102)
ETF Shares	38,270	(2,923)
Net Increase (Decrease) from Capital Share Transactions	165,444	7,388
Total Increase (Decrease)	171,426	(7,718)
Net Assets
Beginning of Period	277,535	285,253
End of Period[3]	448,961	277,535
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s distributions and capital share transactions are for the Signal class.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $78,000 and $753,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $235,000 and $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Intermediate-Term Government Bond Index Fund

Financial Highlights

Admiral Shares
					Aug. 4,
					2010[1] to
For a Share Outstanding		Year Ended August 31,			Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$21.27	$22.50	$21.94	$21.49	$21.11
Investment Operations
Net Investment Income	.317	.292	.369	.441	.033
Net Realized and Unrealized Gain (Loss)
on Investments	.432	(1.000)	.602	.658	.385
Total from Investment Operations	.749	(.708)	.971	1.099	.418
Distributions
Dividends from Net Investment Income	(.315)	(.292)	(.369)	(.441)	(.038)
Distributions from Realized Capital Gains	(.064)	(.230)	(.042)	(.208)	—
Total Distributions	(.379)	(.522)	(.411)	(.649)	(.038)
Net Asset Value, End of Period	$21.64	$21.27	$22.50	$21.94	$21.49

Total Return [2]	3.55%	-3.21%	4.47%	5.31%	1.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$232	$95	$35	$8	$3
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.32%	1.67%	2.10%	2.29%[3]
Portfolio Turnover Rate[4]	43%	54%	51%	41%	106%
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Intermediate-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
					March 19,
					2010[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.39	$27.91	$27.21	$26.65	$25.01
Investment Operations
Net Investment Income	. 400	. 368.466		.557	. 239
Net Realized and Unrealized Gain (Loss)
on Investments	.536	(1.235)	.752	.819	1.674
Total from Investment Operations	.936	(.867)	1.218	1.376	1.913
Distributions
Dividends from Net Investment Income	(.397)	(.368)	(.465)	(.558)	(.273)
Distributions from Realized Capital Gains	(. 079)	(. 285)	(. 053)	(. 258)	—
Total Distributions	(. 476)	(. 653)	(. 518)	(.816)	(.273)
Net Asset Value, End of Period	$26.85	$26.39	$27.91	$27.21	$26.65

Total Return[2]	3.58%	-3.17%	4.52%	5.36%	7.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$54	$59	$117	$118	$73
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.35%	1.70%	2.14%	2.35%[3]
Portfolio Turnover Rate [4]	43%	54%	51%	41%	106%
1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Intermediate-Term Government Bond Index Fund

Financial Highlights

ETF Shares
					Nov. 19,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$62.96	$66.58	$64.91	$63.58	$60.00
Investment Operations
Net Investment Income	.920	.861	1.097	1.301	.961
Net Realized and Unrealized Gain (Loss)
on Investments	1.292	(2.940)	1.791	1.949	3.579
Total from Investment Operations	2.212	(2.079)	2.888	3.250	4.540
Distributions
Dividends from Net Investment Income	(.843)	(.861)	(1.094)	(1.304)	(.960)
Distributions from Realized Capital Gains	(.189)	(.680)	(.124)	(. 616)	—
Total Distributions	(1.032)	(1.541)	(1.218)	(1.920)	(.960)
Net Asset Value, End of Period	$64.14	$62.96	$66.58	$64.91	$63.58

Total Return	3.54%	-3.18%	4.50%	5.30%	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$164	$123	$133	$55	$38
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.32%	1.67%	2.09%	2.29%[2]
Portfolio Turnover Rate [3]	43%	54%	51%	41%	106%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Intermediate-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Admiral Shares, Institutional Shares, and ETF Shares. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Effective in October 2013, Signal Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

41

Intermediate-Term Government Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $43,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:
	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	446,062	—
Temporary Cash Investments	3,048	—	—
Total	3,048	446,062	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $290,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund had available capital losses totaling $302,000 that may be carried forward indefinitely to offset future net capital gains.

42

Intermediate-Term Government Bond Index Fund

At August 31, 2014, the cost of investment securities for tax purposes was $446,975,000. Net unrealized appreciation of investment securities for tax purposes was $2,135,000, consisting of unrealized gains of $3,236,000 on securities that had risen in value since their purchase and $1,101,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $339,143,000 of investment securities and sold $172,962,000 of investment securities, other than temporary cash investments. Purchases and sales include $56,741,000 and $18,913,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares[1]
Issued [2]	178,855	8,329	82,433	3,768
Issued in Lieu of Cash Distributions	3,049	142	1,291	59
Redeemed	(48,024)	(2,237)	(19,311)	(882)
Net Increase (Decrease) —Admiral Shares	133,880	6,234	64,413	2,945
Institutional Shares
Issued[2]	11,854	447	7,164	260
Issued in Lieu of Cash Distributions	925	35	1,800	66
Redeemed	(19,485)	(741)	(63,066)	(2,285)
Net Increase (Decrease)—Institutional Shares	(6,706)	(259)	(54,102)	(1,959)
ETF Shares
Issued [2]	57,403	900	104,369	1,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(19,133)	(300)	(107,292)	(1,650)
Net Increase (Decrease)—ETF Shares	38,270	600	(2,923)	(50)
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s capital share transactions are for the Signal class.
2 Includes purchase fees for fiscal 2014 and 2013 of $0 and $15,000, respectively (fund totals).

At August 31, 2014, one shareholder was the record or beneficial owner of 30% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

43

Long-Term Government Bond Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Admiral	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VLGSX	VLGIX	VGLT
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	2.90%	2.93%	2.90%

Financial Attributes
		Barclays
		Long Gov	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	66	90	8,876
Yield to Maturity
(before expenses)	3.0%	3.0%	2.1%
Average Coupon	4.1%	4.1%	3.3%
Average Duration	16.5 years	16.5 years	5.6 years
Average Effective
Maturity	24.4 years	24.4 years	7.7 years
Short-Term
Reserves	1.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long Gov	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.61
Beta	1.03	3.46
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
10 - 20 Years	20.7
20 - 30 Years	78.7
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)

U.S. Government	100.0%
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

44

Long-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Long-Term Government Bond Index
	Fund ETF Shares Net Asset Value	14.65%	7.95%	$14,418
	Long-Term Government Bond Index
	Fund ETF Shares Market Price	14.55	7.96	14,419
	Barclays U.S. Long Government Float
••••••••	Adjusted Index	14.15	8.04	14,474
– – – –	General U.S. Government Funds
	Average	4.38	3.50	11,785
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.64	4.27	12,212
For a benchmark description, see the Glossary.
General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

45

Long-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2014
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/1/2010)	Investment
Long-Term Government Bond Index Fund
Admiral Shares	14.63%	8.79%	$14,611
Barclays U.S. Long Government Float
Adjusted Index	14.15	8.88	14,665
Barclays U.S. Aggregate Float Adjusted Index	5.64	4.32	12,096
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(7/30/2010)	Investment
Long-Term Government Bond Index Fund
Institutional Shares	14.66%	7.19%	$6,641,251
Barclays U.S. Long Government Float
Adjusted Index	14.15	7.21	6,645,503
Barclays U.S. Aggregate Float Adjusted
Index	5.64	3.65	5,789,479
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2014

		Since
	One	Inception
	Year	(11/19/2009)
Long-Term Government Bond Index Fund ETF
Shares Market Price	14.55%	44.19%
Long-Term Government Bond Index Fund ETF
Shares Net Asset Value	14.65	44.18
Barclays U.S. Long Government Float Adjusted
Index	14.15	44.74
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

46

Long-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2014
		Barclays
		Long Gov
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	16.21%	16.12%
2011	4.63	5.11
2012	19.06	18.68
2013	-13.13	-12.46
2014	14.65	14.15

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Admiral Shares	3/1/2010	6.05%	3.40%	4.57%	7.97%
Institutional Shares	7/30/2010	6.03	3.34	2.89	6.23
ETF Shares	11/19/2009
Market Price		6.05			7.16
Net Asset Value		6.03			7.16

47

Long-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.0%)
U.S. Government Securities (92.6%)
United States Treasury Note/Bond	7.500%	11/15/24	1,710	2,517
United States Treasury Note/Bond	7.625%	2/15/25	1,115	1,663
United States Treasury Note/Bond	6.875%	8/15/25	1,123	1,610
United States Treasury Note/Bond	6.000%	2/15/26	2,456	3,331
United States Treasury Note/Bond	6.750%	8/15/26	1,330	1,920
United States Treasury Note/Bond	6.500%	11/15/26	1,424	2,025
United States Treasury Note/Bond	6.625%	2/15/27	1,343	1,935
United States Treasury Note/Bond	6.375%	8/15/27	783	1,114
United States Treasury Note/Bond	6.125%	11/15/27	2,775	3,880
United States Treasury Note/Bond	5.500%	8/15/28	1,908	2,549
United States Treasury Note/Bond	5.250%	11/15/28	2,409	3,156
United States Treasury Note/Bond	5.250%	2/15/29	1,980	2,596
United States Treasury Note/Bond	6.125%	8/15/29	1,164	1,661
United States Treasury Note/Bond	6.250%	5/15/30	2,262	3,292
United States Treasury Note/Bond	5.375%	2/15/31	4,560	6,152
United States Treasury Note/Bond	4.500%	2/15/36	4,155	5,242
United States Treasury Note/Bond	4.750%	2/15/37	1,035	1,352
United States Treasury Note/Bond	5.000%	5/15/37	1,526	2,059
United States Treasury Note/Bond	4.375%	2/15/38	2,539	3,152
United States Treasury Note/Bond	4.500%	5/15/38	2,216	2,802
United States Treasury Note/Bond	3.500%	2/15/39	4,589	4,998
United States Treasury Note/Bond	4.250%	5/15/39	3,351	4,101
United States Treasury Note/Bond	4.500%	8/15/39	4,075	5,172
United States Treasury Note/Bond	4.375%	11/15/39	4,812	6,004
United States Treasury Note/Bond	4.625%	2/15/40	6,317	8,184
United States Treasury Note/Bond	4.375%	5/15/40	6,413	8,022
United States Treasury Note/Bond	3.875%	8/15/40	4,708	5,455
United States Treasury Note/Bond	4.250%	11/15/40	5,247	6,448
United States Treasury Note/Bond	4.750%	2/15/41	3,723	4,935
United States Treasury Note/Bond	4.375%	5/15/41	3,459	4,342
United States Treasury Note/Bond	3.750%	8/15/41	4,180	4,750
United States Treasury Note/Bond	3.125%	11/15/41	5,670	5,762
United States Treasury Note/Bond	3.125%	2/15/42	4,316	4,379
United States Treasury Note/Bond	3.000%	5/15/42	3,275	3,241
United States Treasury Note/Bond	2.750%	8/15/42	9,210	8,655
United States Treasury Note/Bond	2.750%	11/15/42	8,755	8,215
United States Treasury Note/Bond	3.125%	2/15/43	10,470	10,578

48

Long-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.875%	5/15/43	13,010	12,502
	United States Treasury Note/Bond	3.625%	8/15/43	13,515	14,968
	United States Treasury Note/Bond	3.750%	11/15/43	12,198	13,814
	United States Treasury Note/Bond	3.625%	2/15/44	14,790	16,387
	United States Treasury Note/Bond	3.375%	5/15/44	7,870	8,332
	United States Treasury Note/Bond	3.125%	8/15/44	4,400	4,441
					227,693
Agency Bonds and Notes (6.4%)
1	AID-Israel	5.500%	9/18/33	150	193
2	Federal Home Loan Banks	5.500%	7/15/36	710	939
3	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	313	456
3	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,255	1,839
3	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	1,369	1,942
3	Federal National Mortgage Assn.	6.250%	5/15/29	700	961
3	Federal National Mortgage Assn.	7.125%	1/15/30	730	1,093
3	Federal National Mortgage Assn.	7.250%	5/15/30	1,165	1,769
3	Federal National Mortgage Assn.	6.625%	11/15/30	1,320	1,908
3	Federal National Mortgage Assn.	5.625%	7/15/37	275	374
2	Tennessee Valley Authority	6.750%	11/1/25	530	720
2	Tennessee Valley Authority	7.125%	5/1/30	150	219
2	Tennessee Valley Authority	4.700%	7/15/33	100	116
2	Tennessee Valley Authority	4.650%	6/15/35	75	86
2	Tennessee Valley Authority	5.880%	4/1/36	670	897
2	Tennessee Valley Authority	6.150%	1/15/38	165	229
2	Tennessee Valley Authority	5.500%	6/15/38	150	192
2	Tennessee Valley Authority	5.250%	9/15/39	622	781
2	Tennessee Valley Authority	3.500%	12/15/42	250	240
2	Tennessee Valley Authority	4.875%	1/15/48	245	287
2	Tennessee Valley Authority	5.375%	4/1/56	215	272
2	Tennessee Valley Authority	4.625%	9/15/60	250	280
					15,793
Total U.S. Government and Agency Obligations (Cost $232,321)					243,486

				Shares
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
4	Vanguard Market Liquidity Fund (Cost $2,668)	0.113%		2,668,000	2,668
Total Investments (100.1%) (Cost $234,989)					246,154
Other Assets and Liabilities (-0.1%)
Other Assets					5,003
Liabilities					(5,360)
					(357)
Net Assets (100%)					245,797

Long-Term Government Bond Index Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	242,649
Undistributed Net Investment Income	268
Accumulated Net Realized Losses	(8,285)
Unrealized Appreciation (Depreciation)	11,165
Net Assets	245,797

Admiral Shares—Net Assets
Applicable to 1,770,546 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	43,927
Net Asset Value Per Share—Admiral Shares	$24.81

Institutional Shares—Net Assets
Applicable to 3,006,821 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	94,666
Net Asset Value Per Share—Institutional Shares	$31.48

ETF Shares—Net Assets
Applicable to 1,450,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	107,204
Net Asset Value Per Share—ETF Shares	$73.93

• See Note A in Notes to Financial Statements.
1 U. S. government guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest[1]	5,429
Total Income	5,429
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4
Management and Administrative—Admiral Shares	12
Management and Administrative—Institutional Shares	24
Management and Administrative—ETF Shares	38
Marketing and Distribution—Admiral Shares	2
Marketing and Distribution—Institutional Shares	18
Marketing and Distribution—ETF Shares	19
Custodian Fees	6
Auditing Fees	46
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	6
Total Expenses	176
Net Investment Income	5,253
Realized Net Gain (Loss) on Investment Securities Sold	(1,067)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	22,271
Net Increase (Decrease) in Net Assets Resulting from Operations	26,457
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,253	6,610
Realized Net Gain (Loss)	(1,067)	(2,529)
Change in Unrealized Appreciation (Depreciation)	22,271	(30,324)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,457	(26,243)
Distributions
Net Investment Income
Admiral Shares[1]	(541)	(156)
Institutional Shares	(2,376)	(2,707)
ETF Shares	(2,078)	(3,753)
Realized Capital Gain [2]
Admiral Shares[1]	—	(10)
Institutional Shares	—	(198)
ETF Shares	—	(157)
Total Distributions	(4,995)	(6,981)
Capital Share Transactions
Admiral Shares[1]	35,290	1,704
Institutional Shares	48,422	(31,020)
ETF Shares	34,774	4,671
Net Increase (Decrease) from Capital Share Transactions	118,486	(24,645)
Total Increase (Decrease)	139,948	(57,869)
Net Assets
Beginning of Period	105,849	163,718
End of Period[3]	245,797	105,849
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s distributions and capital share transactions are for the Signal class.
2 Includes fiscal 2013 short-term gain distributions totaling $54,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $268,000 and $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Admiral Shares
					March 1,
					2010[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.32	$26.48	$22.91	$22.75	$19.66
Investment Operations
Net Investment Income	.711	.693	.746	.780	.364
Net Realized and Unrealized Gain (Loss)
on Investments	2.491	(4.112)	3.567	.182	3.084
Total from Investment Operations	3.202	(3.419)	4.313	.962	3.448
Distributions
Dividends from Net Investment Income	(.712)	(.693)	(.743)	(.781)	(.358)
Distributions from Realized Capital Gains	—	(.048)	—	(.021)	—
Total Distributions	(.712)	(.741)	(.743)	(. 802)	(. 358)
Net Asset Value, End of Period	$24.81	$22.32	$26.48	$22.91	$22.75

Total Return[2]	14.63%	-13.13%	19.05%	4.66%	17.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$44	$6	$5	$1	$1
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	3.17%	2.80%	2.99%	3.68%	3.75%[3]
Portfolio Turnover Rate [4]	23%	54%	46%	40%	70%
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
					July 30,
					2010[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$28.32	$33.60	$29.06	$28.87	$27.07
Investment Operations
Net Investment Income	. 910	. 890.956		1.003	.070
Net Realized and Unrealized Gain (Loss)
on Investments	3.161	(5.219)	4.537	.218	1.799
Total from Investment Operations	4.071	(4.329)	5.493	1.221	1.869
Distributions
Dividends from Net Investment Income	(. 911)	(. 890)	(.953)	(1.004)	(.069)
Distributions from Realized Capital Gains	—	(.061)	—	(.027)	—
Total Distributions	(. 911)	(. 951)	(. 953)	(1.031)	(. 069)
Net Asset Value, End of Period	$31.48	$28.32	$33.60	$29.06	$28.87

Total Return[2]	14.66%	-13.10%	19.13%	4.67%	6.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$95	$37	$84	$61	$9
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to
Average Net Assets	3.20%	2.83%	3.02%	3.73%	3.81%[3]
Portfolio Turnover Rate [4]	23%	54%	46%	40%	70%
1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

ETF Shares
					Nov. 19,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$66.33	$78.69	$68.07	$67.61	$59.84
Investment Operations
Net Investment Income	2.100	2.055	2.213	2.321	1.691
Net Realized and Unrealized Gain (Loss)
on Investments	7.429	(12.216)	10.611	.526	7.768
Total from Investment Operations	9.529	(10.161)	12.824	2.847	9.459
Distributions
Dividends from Net Investment Income	(1.929)	(2.056)	(2.204)	(2.324)	(1.689)
Distributions from Realized Capital Gains	—	(.143)	—	(.063)	—
Total Distributions	(1.929)	(2.199)	(2.204)	(2.387)	(1.689)
Net Asset Value, End of Period	$73.93	$66.33	$78.69	$68.07	$67.61

Total Return	14.65%	-13.13%	19.06%	4.63%	16.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$107	$63	$75	$34	$78
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	3.17%	2.80%	2.99%	3.68%	3.75%[2]
Portfolio Turnover Rate [3]	23%	54%	46%	40%	70%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund The fund offers three classes of shares: Admiral Shares, Institutional Shares, and ETF Shares. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Effective in October 2013, Signal Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Long-Term Government Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $22,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	243,486	—
Temporary Cash Investments	2,668	—	—
Total	2,668	243,486	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $488,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Long-Term Government Bond Index Fund

For tax purposes, at August 31, 2014, the fund had available capital losses totaling $8,136,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $235,139,000. Net unrealized appreciation of investment securities for tax purposes was $11,015,000, consisting of unrealized gains of $11,468,000 on securities that had risen in value since their purchase and $453,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $192,573,000 of investment securities and sold $74,378,000 of investment securities, other than temporary cash investments. Purchases and sales include $70,188,000 and $35,896,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares[1]
Issued [2]	48,250	2,064	3,088	128
Issued in Lieu of Cash Distributions	499	22	166	7
Redeemed	(13,459)	(584)	(1,550)	(64)
Net Increase (Decrease) —Admiral Shares	35,290	1,502	1,704	71
Institutional Shares
Issued [2]	53,260	1,879	31,632	971
Issued in Lieu of Cash Distributions	2,376	81	2,905	93
Redeemed	(7,214)	(254)	(65,557)	(2,255)
Net Increase (Decrease) —Institutional Shares	48,422	1,706	(31,020)	(1,191)
ETF Shares
Issued[2]	71,314	1,050	231,737	3,150
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(36,540)	(550)	(227,066)	(3,150)
Net Increase (Decrease)—ETF Shares	34,774	500	4,671	—
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s capital share transactions are for the Signal class.
2 Includes purchase fees for fiscal 2014 and 2013 of $0 and $24,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Short-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Admiral	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VSCSX	VSTBX	VCSH
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	1.40%	1.43%	1.40%

Financial Attributes
		Barclays
		1–5 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,797	1,969	8,876
Yield to Maturity
(before expenses)	1.6%	1.6%	2.1%
Average Coupon	3.8%	3.9%	3.3%
Average Duration	2.8 years	2.8 years	5.6 years
Average Effective
Maturity	3.0 years	3.0 years	7.7 years
Short-Term
Reserves	1.2%	—	—

Sector Diversification (% of portfolio)
Finance	43.3%
Industrial	50.2
Treasury/Agency	1.0
Utilities	5.2
Other	0.3
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–5 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.98	0.35
Beta	1.02	0.44
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.8%
1 - 3 Years	46.2
3 - 5 Years	52.9
5 - 10 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	1.0%
Aaa	1.0
Aa	12.4
A	50.3
Baa	35.3
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Short-Term Corporate Bond Index
	Fund ETF Shares Net Asset Value	3.50%	3.65%	$11,869
	Short-Term Corporate Bond Index
	Fund ETF Shares Market Price	3.23	3.65	11,869
	Barclays U.S. 1–5 Year Corporate
••••••••	Bond Index	3.67	3.93	12,025
– – – –	Short-Intermediate Investment-Grade
	Debt Funds Average	2.73	3.16	11,606
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.64	4.27	12,212
For a benchmark description, see the Glossary.
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2014
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/18/2010)	Investment
Short-Term Corporate Bond Index Fund
Admiral Shares	3.47%	3.03%	$11,194
Barclays U.S. 1–5 Year Corporate Bond Index	3.67	3.25	11,286
Barclays U.S. Aggregate Float Adjusted Index	5.64	3.69	11,471
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2009)	Investment
Short-Term Corporate Bond Index Fund
Institutional Shares	3.55%	3.70%	$5,947,329

Barclays U.S. 1–5 Year Corporate Bond Index	3.67	3.93	6,012,401
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.64	4.27	6,105,965
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2014
		Since
	One	Inception
	Year	(11/19/2009)
Short-Term Corporate Bond Index Fund ETF Shares
Market Price	3.23%	18.69%
Short-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	3.50	18.69
Barclays U.S. 1–5 Year Corporate Bond Index	3.67	20.25
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

61

Short-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2014
		Barclays
		1–5 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	5.34%	5.61%
2011	2.94	3.45
2012	4.68	4.81
2013	1.03	1.29
2014	3.50	3.67

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Admiral Shares	11/18/2010	3.72%	2.15%	0.96%	3.11%
Institutional Shares	11/19/2009	3.75	2.21	1.57	3.78
ETF Shares	11/19/2009
Market Price		3.50			3.75
Net Asset Value		3.72			3.74

Short-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.6%)
U.S. Government Securities (1.6%)
United States Treasury Note/Bond	0.250%	10/15/15	290	290
United States Treasury Note/Bond	0.500%	7/31/16	93,100	93,144
United States Treasury Note/Bond	1.625%	4/30/19	285	286
United States Treasury Note/Bond	1.625%	7/31/19	2,060	2,060
United States Treasury Note/Bond	1.625%	8/31/19	64,000	63,990
Total U.S. Government and Agency Obligations (Cost $159,729)				159,770
Corporate Bonds (97.2%)
Finance (42.6%)
Banking (32.6%)
Abbey National Treasury Services plc	4.000%	4/27/16	11,100	11,670
Abbey National Treasury Services plc	1.375%	3/13/17	5,470	5,486
Abbey National Treasury Services plc	3.050%	8/23/18	6,595	6,881
American Express Bank FSB	6.000%	9/13/17	5,880	6,655
American Express Centurion Bank	0.875%	11/13/15	6,400	6,423
American Express Centurion Bank	5.950%	6/12/17	300	338
American Express Centurion Bank	6.000%	9/13/17	4,299	4,863
American Express Co.	5.500%	9/12/16	3,850	4,204
American Express Co.	6.150%	8/28/17	8,433	9,590
American Express Co.	7.000%	3/19/18	12,830	15,128
American Express Co.	1.550%	5/22/18	7,250	7,190
American Express Co.	8.125%	5/20/19	1,575	1,983
1 American Express Co.	6.800%	9/1/66	6,150	6,673
American Express Credit Corp.	2.750%	9/15/15	9,857	10,087
American Express Credit Corp.	1.300%	7/29/16	7,425	7,484
American Express Credit Corp.	2.800%	9/19/16	11,925	12,378
American Express Credit Corp.	2.375%	3/24/17	13,270	13,673
American Express Credit Corp.	1.125%	6/5/17	13,000	12,951
American Express Credit Corp.	2.125%	7/27/18	6,100	6,190
American Express Credit Corp.	2.125%	3/18/19	6,275	6,295
Associates Corp. of North America	6.950%	11/1/18	5,750	6,822
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	11,405	11,454
Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	5,750	5,781
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	1,375	1,375
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	6,625	6,719
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	7,875	7,918
Bancolombia SA	4.250%	1/12/16	2,000	2,095

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of America Corp.	3.700%	9/1/15	10,950	11,272
Bank of America Corp.	5.300%	9/30/15	754	792
Bank of America Corp.	1.500%	10/9/15	14,275	14,399
Bank of America Corp.	5.250%	12/1/15	5,130	5,399
Bank of America Corp.	1.250%	1/11/16	7,124	7,164
Bank of America Corp.	3.625%	3/17/16	11,053	11,509
Bank of America Corp.	6.050%	5/16/16	9,625	10,387
Bank of America Corp.	3.750%	7/12/16	15,500	16,236
Bank of America Corp.	6.500%	8/1/16	16,350	17,968
Bank of America Corp.	5.750%	8/15/16	4,700	5,097
Bank of America Corp.	7.800%	9/15/16	3,400	3,828
Bank of America Corp.	5.625%	10/14/16	9,875	10,765
Bank of America Corp.	1.350%	11/21/16	3,375	3,379
Bank of America Corp.	5.420%	3/15/17	5,869	6,410
Bank of America Corp.	3.875%	3/22/17	11,450	12,147
Bank of America Corp.	5.700%	5/2/17	5,810	6,383
Bank of America Corp.	1.700%	8/25/17	7,775	7,781
Bank of America Corp.	6.400%	8/28/17	18,460	20,925
Bank of America Corp.	6.000%	9/1/17	10,705	12,027
Bank of America Corp.	5.750%	12/1/17	20,000	22,433
Bank of America Corp.	2.000%	1/11/18	20,275	20,352
Bank of America Corp.	6.875%	4/25/18	31,100	36,313
Bank of America Corp.	5.650%	5/1/18	24,500	27,527
Bank of America Corp.	6.500%	7/15/18	3,000	3,482
Bank of America Corp.	6.875%	11/15/18	6,611	7,825
Bank of America Corp.	2.600%	1/15/19	26,250	26,442
Bank of America Corp.	5.490%	3/15/19	3,200	3,590
Bank of America Corp.	2.650%	4/1/19	15,410	15,595
Bank of America Corp.	7.625%	6/1/19	17,300	21,187
Bank of America NA	1.125%	11/14/16	8,850	8,856
Bank of America NA	1.250%	2/14/17	5,350	5,358
Bank of America NA	5.300%	3/15/17	13,750	14,984
Bank of America NA	6.100%	6/15/17	3,595	4,014
Bank of Montreal	0.800%	11/6/15	7,415	7,446
Bank of Montreal	1.300%	7/15/16	6,325	6,396
Bank of Montreal	2.500%	1/11/17	9,824	10,151
Bank of Montreal	1.300%	7/14/17	1,200	1,202
Bank of Montreal	1.400%	9/11/17	5,035	5,051
Bank of Montreal	1.450%	4/9/18	5,349	5,320
Bank of Montreal	2.375%	1/25/19	7,400	7,526
Bank of New York Mellon Corp.	0.700%	10/23/15	6,200	6,210
Bank of New York Mellon Corp.	2.500%	1/15/16	1,875	1,922
Bank of New York Mellon Corp.	0.700%	3/4/16	1,008	1,009
Bank of New York Mellon Corp.	2.300%	7/28/16	11,440	11,784
Bank of New York Mellon Corp.	2.400%	1/17/17	3,425	3,530
Bank of New York Mellon Corp.	1.969%	6/20/17	1,550	1,584
Bank of New York Mellon Corp.	1.350%	3/6/18	7,050	6,992
Bank of New York Mellon Corp.	2.100%	8/1/18	1,500	1,522
Bank of New York Mellon Corp.	2.100%	1/15/19	1,500	1,508
Bank of New York Mellon Corp.	2.200%	3/4/19	2,525	2,544
Bank of New York Mellon Corp.	2.200%	5/15/19	4,500	4,522
Bank of New York Mellon Corp.	5.450%	5/15/19	7,075	8,109
Bank of Nova Scotia	2.050%	10/7/15	6,800	6,919
Bank of Nova Scotia	0.750%	10/9/15	9,550	9,588
Bank of Nova Scotia	0.950%	3/15/16	3,890	3,910

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of Nova Scotia	2.900%	3/29/16	6,700	6,942
Bank of Nova Scotia	1.375%	7/15/16	4,003	4,057
Bank of Nova Scotia	1.100%	12/13/16	8,605	8,649
Bank of Nova Scotia	2.550%	1/12/17	5,015	5,194
Bank of Nova Scotia	1.250%	4/11/17	5,500	5,519
Bank of Nova Scotia	1.300%	7/21/17	4,100	4,102
Bank of Nova Scotia	1.375%	12/18/17	10,200	10,164
Bank of Nova Scotia	1.450%	4/25/18	6,050	6,010
Bank of Nova Scotia	2.050%	10/30/18	7,975	8,020
Bank of Nova Scotia	2.050%	6/5/19	6,100	6,078
Barclays Bank plc	5.000%	9/22/16	8,275	8,929
Barclays Bank plc	2.500%	2/20/19	12,075	12,260
Barclays Bank plc	6.750%	5/22/19	11,504	13,752
BB&T Corp.	5.200%	12/23/15	5,315	5,616
BB&T Corp.	3.200%	3/15/16	4,425	4,578
BB&T Corp.	3.950%	4/29/16	2,100	2,209
BB&T Corp.	2.150%	3/22/17	6,150	6,286
BB&T Corp.	4.900%	6/30/17	2,575	2,816
BB&T Corp.	1.600%	8/15/17	8,205	8,258
BB&T Corp.	1.450%	1/12/18	2,870	2,855
BB&T Corp.	2.050%	6/19/18	4,009	4,053
BB&T Corp.	2.250%	2/1/19	3,650	3,685
BB&T Corp.	6.850%	4/30/19	2,650	3,190
BBVA US Senior SAU	4.664%	10/9/15	13,850	14,413
Bear Stearns Cos. LLC	5.300%	10/30/15	4,700	4,950
Bear Stearns Cos. LLC	5.550%	1/22/17	9,000	9,842
Bear Stearns Cos. LLC	6.400%	10/2/17	14,286	16,284
Bear Stearns Cos. LLC	7.250%	2/1/18	19,600	23,093
Bear Stearns Cos. LLC	4.650%	7/2/18	500	548
BNP Paribas SA	3.600%	2/23/16	11,750	12,206
BNP Paribas SA	1.250%	12/12/16	5,525	5,544
BNP Paribas SA	2.375%	9/14/17	15,936	16,293
BNP Paribas SA	2.700%	8/20/18	11,299	11,560
BNP Paribas SA	2.400%	12/12/18	8,200	8,290
BNP Paribas SA	2.450%	3/17/19	6,775	6,854
BPCE SA	1.625%	2/10/17	5,000	5,036
BPCE SA	1.613%	7/25/17	4,800	4,811
BPCE SA	2.500%	12/10/18	7,650	7,725
BPCE SA	2.500%	7/15/19	7,925	7,951
Branch Banking & Trust Co.	1.450%	10/3/16	3,900	3,945
Branch Banking & Trust Co.	1.050%	12/1/16	1,675	1,678
Branch Banking & Trust Co.	1.000%	4/3/17	3,000	2,988
Branch Banking & Trust Co.	1.350%	10/1/17	5,000	4,986
Branch Banking & Trust Co.	2.300%	10/15/18	9,125	9,268
Canadian Imperial Bank of Commerce	0.900%	10/1/15	10,985	11,047
Canadian Imperial Bank of Commerce	2.350%	12/11/15	8,020	8,217
Canadian Imperial Bank of Commerce	1.350%	7/18/16	2,800	2,835
Canadian Imperial Bank of Commerce	1.550%	1/23/18	1,400	1,402
Capital One Bank USA NA	1.150%	11/21/16	4,200	4,205
Capital One Bank USA NA	1.300%	6/5/17	2,550	2,547
Capital One Bank USA NA	2.150%	11/21/18	2,700	2,707
Capital One Bank USA NA	2.250%	2/13/19	12,750	12,781
Capital One Bank USA NA	2.300%	6/5/19	4,850	4,843
Capital One Bank USA NA	8.800%	7/15/19	1,777	2,285
Capital One Financial Corp.	1.000%	11/6/15	4,500	4,508

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Capital One Financial Corp.	3.150%	7/15/16	4,975	5,169
Capital One Financial Corp.	6.150%	9/1/16	8,700	9,551
Capital One Financial Corp.	6.750%	9/15/17	4,600	5,287
Capital One Financial Corp.	2.450%	4/24/19	2,500	2,513
Capital One NA	1.500%	3/22/18	1,775	1,754
Citigroup Inc.	4.587%	12/15/15	12,707	13,328
Citigroup Inc.	5.300%	1/7/16	5,392	5,710
Citigroup Inc.	1.250%	1/15/16	11,946	12,007
Citigroup Inc.	1.300%	4/1/16	7,655	7,694
Citigroup Inc.	3.953%	6/15/16	12,565	13,208
Citigroup Inc.	1.700%	7/25/16	11,875	12,013
Citigroup Inc.	5.850%	8/2/16	1,600	1,740
Citigroup Inc.	1.300%	11/15/16	4,875	4,882
Citigroup Inc.	4.450%	1/10/17	13,850	14,865
Citigroup Inc.	5.500%	2/15/17	7,499	8,182
Citigroup Inc.	1.350%	3/10/17	5,600	5,591
Citigroup Inc.	1.550%	8/14/17	5,725	5,711
Citigroup Inc.	6.000%	8/15/17	9,151	10,279
Citigroup Inc.	6.125%	11/21/17	22,632	25,702
Citigroup Inc.	1.750%	5/1/18	9,815	9,769
Citigroup Inc.	6.125%	5/15/18	16,244	18,625
Citigroup Inc.	2.500%	9/26/18	8,750	8,864
Citigroup Inc.	2.550%	4/8/19	11,500	11,604
Citigroup Inc.	8.500%	5/22/19	16,833	21,332
Citigroup Inc.	2.500%	7/29/19	10,550	10,578
Comerica Bank	5.750%	11/21/16	4,875	5,361
Comerica Bank	5.200%	8/22/17	1,675	1,845
Comerica Inc.	4.800%	5/1/15	1,500	1,543
Comerica Inc.	3.000%	9/16/15	3,375	3,457
Comerica Inc.	2.125%	5/23/19	2,000	1,998
Commonwealth Bank of Australia	1.250%	9/18/15	4,425	4,460
Commonwealth Bank of Australia	1.900%	9/18/17	8,850	8,956
Commonwealth Bank of Australia	2.500%	9/20/18	9,603	9,861
Commonwealth Bank of Australia	2.250%	3/13/19	8,600	8,675
Compass Bank	6.400%	10/1/17	1,730	1,911
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA	2.125%	10/13/15	7,625	7,621
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA	3.375%	1/19/17	13,700	14,437
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA	1.700%	3/19/18	14,300	14,352
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA	2.250%	1/14/19	11,000	11,170
Corpbanca SA	3.125%	1/15/18	1,700	1,719
Countrywide Financial Corp.	6.250%	5/15/16	5,941	6,436
Credit Suisse	1.375%	5/26/17	15,225	15,225
Credit Suisse	6.000%	2/15/18	10,275	11,611
Credit Suisse	2.300%	5/28/19	17,975	18,014
Credit Suisse	5.300%	8/13/19	7,895	8,987
Credit Suisse USA Inc.	5.375%	3/2/16	4,725	5,044
Credit Suisse USA Inc.	5.850%	8/16/16	2,600	2,844
Deutsche Bank AG	3.250%	1/11/16	10,860	11,227
Deutsche Bank AG	1.400%	2/13/17	5,775	5,783
Deutsche Bank AG	1.350%	5/30/17	5,975	5,958
Deutsche Bank AG	6.000%	9/1/17	17,965	20,263

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Deutsche Bank AG	2.500%	2/13/19	14,960	15,194
Discover Bank	2.000%	2/21/18	4,575	4,582
Discover Financial Services	6.450%	6/12/17	2,175	2,453
Fifth Third Bancorp	3.625%	1/25/16	8,736	9,091
Fifth Third Bancorp	5.450%	1/15/17	2,255	2,461
Fifth Third Bancorp	4.500%	6/1/18	1,875	2,040
Fifth Third Bancorp	2.300%	3/1/19	3,000	3,009
Fifth Third Bank	0.900%	2/26/16	1,250	1,254
Fifth Third Bank	1.150%	11/18/16	7,975	8,010
Fifth Third Bank	1.350%	6/1/17	5,000	5,003
Fifth Third Bank	1.450%	2/28/18	2,500	2,483
Fifth Third Bank	2.375%	4/25/19	4,850	4,900
First Horizon National Corp.	5.375%	12/15/15	2,525	2,659
Goldman Sachs Group Inc.	1.600%	11/23/15	13,925	14,056
Goldman Sachs Group Inc.	5.350%	1/15/16	15,817	16,770
Goldman Sachs Group Inc.	3.625%	2/7/16	24,675	25,619
Goldman Sachs Group Inc.	5.750%	10/1/16	11,875	13,006
Goldman Sachs Group Inc.	5.625%	1/15/17	13,300	14,552
Goldman Sachs Group Inc.	6.250%	9/1/17	14,588	16,491
Goldman Sachs Group Inc.	5.950%	1/18/18	18,209	20,535
Goldman Sachs Group Inc.	2.375%	1/22/18	14,200	14,419
Goldman Sachs Group Inc.	6.150%	4/1/18	26,735	30,453
Goldman Sachs Group Inc.	2.900%	7/19/18	17,350	17,823
Goldman Sachs Group Inc.	2.625%	1/31/19	15,500	15,688
Goldman Sachs Group Inc.	7.500%	2/15/19	18,652	22,552
HSBC USA Inc.	1.300%	6/23/17	4,000	4,017
HSBC BANK USA NA	6.000%	8/9/17	4,050	4,561
HSBC USA Inc.	1.625%	1/16/18	11,000	11,030
HSBC USA Inc.	2.625%	9/24/18	925	954
HSBC USA Inc.	2.250%	6/23/19	4,000	4,018
Huntington Bancshares Inc.	2.600%	8/2/18	2,050	2,084
Huntington National Bank	1.350%	8/2/16	1,500	1,510
Huntington National Bank	1.300%	11/20/16	2,875	2,886
Huntington National Bank	1.375%	4/24/17	1,000	1,002
Huntington National Bank	2.200%	4/1/19	5,550	5,557
Intesa Sanpaolo SPA	3.125%	1/15/16	9,775	10,010
Intesa Sanpaolo SPA	2.375%	1/13/17	10,175	10,313
Intesa Sanpaolo SPA	3.875%	1/16/18	8,300	8,702
Intesa Sanpaolo SPA	3.875%	1/15/19	13,650	14,261
JPMorgan Chase & Co.	5.150%	10/1/15	7,849	8,207
JPMorgan Chase & Co.	1.100%	10/15/15	14,325	14,384
JPMorgan Chase & Co.	2.600%	1/15/16	4,175	4,278
JPMorgan Chase & Co.	1.125%	2/26/16	7,550	7,588
JPMorgan Chase & Co.	3.450%	3/1/16	18,595	19,306
JPMorgan Chase & Co.	3.150%	7/5/16	25,175	26,192
JPMorgan Chase & Co.	1.350%	2/15/17	9,350	9,383
JPMorgan Chase & Co.	6.125%	6/27/17	3,650	4,097
JPMorgan Chase & Co.	2.000%	8/15/17	15,203	15,428
JPMorgan Chase & Co.	6.000%	1/15/18	24,751	28,162
JPMorgan Chase & Co.	1.800%	1/25/18	12,250	12,306
JPMorgan Chase & Co.	1.625%	5/15/18	16,125	16,012
JPMorgan Chase & Co.	2.350%	1/28/19	16,275	16,437
JPMorgan Chase & Co.	6.300%	4/23/19	18,875	22,148
JPMorgan Chase Bank NA	6.000%	7/5/17	3,200	3,598
JPMorgan Chase Bank NA	6.000%	10/1/17	17,435	19,680

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
KeyBank NA	4.950%	9/15/15	1,000	1,043
KeyBank NA	5.450%	3/3/16	4,500	4,805
KeyBank NA	1.100%	11/25/16	1,000	1,003
KeyBank NA	1.650%	2/1/18	4,950	4,958
KeyCorp	2.300%	12/13/18	6,025	6,081
Lloyds Bank plc	4.875%	1/21/16	7,500	7,920
Lloyds Bank plc	4.200%	3/28/17	3,575	3,839
Lloyds Bank plc	2.300%	11/27/18	4,500	4,553
Manufacturers & Traders Trust Co.	1.400%	7/25/17	6,000	6,001
Manufacturers & Traders Trust Co.	6.625%	12/4/17	3,915	4,520
Manufacturers & Traders Trust Co.	1.450%	3/7/18	2,150	2,131
Manufacturers & Traders Trust Co.	2.300%	1/30/19	7,750	7,808
Manufacturers & Traders Trust Co.	2.250%	7/25/19	4,400	4,406
1 Manufacturers & Traders Trust Co.	5.585%	12/28/20	1,500	1,563
Morgan Stanley	5.375%	10/15/15	13,550	14,243
Morgan Stanley	3.450%	11/2/15	5,650	5,828
Morgan Stanley	1.750%	2/25/16	12,431	12,573
Morgan Stanley	3.800%	4/29/16	14,800	15,479
Morgan Stanley	5.750%	10/18/16	9,575	10,475
Morgan Stanley	5.450%	1/9/17	13,275	14,540
Morgan Stanley	4.750%	3/22/17	10,575	11,444
Morgan Stanley	5.550%	4/27/17	9,255	10,213
Morgan Stanley	6.250%	8/28/17	8,625	9,758
Morgan Stanley	5.950%	12/28/17	14,875	16,836
Morgan Stanley	6.625%	4/1/18	23,100	26,749
Morgan Stanley	2.125%	4/25/18	13,425	13,516
Morgan Stanley	2.500%	1/24/19	11,300	11,393
Morgan Stanley	7.300%	5/13/19	15,740	19,071
Morgan Stanley	2.375%	7/23/19	14,750	14,720
MUFG Union Bank NA	5.950%	5/11/16	3,550	3,837
MUFG Union Bank NA	1.500%	9/26/16	5,250	5,297
MUFG Union Bank NA	2.125%	6/16/17	5,925	6,030
MUFG Union Bank NA	2.625%	9/26/18	7,950	8,155
MUFG Union Bank NA	2.250%	5/6/19	2,700	2,711
Murray Street Investment Trust I	4.647%	3/9/17	11,125	11,979
National Australia Bank Ltd.	0.900%	1/20/16	4,025	4,056
National Australia Bank Ltd.	1.300%	7/25/16	2,000	2,018
National Australia Bank Ltd.	2.750%	3/9/17	6,750	7,008
National Australia Bank Ltd.	2.300%	7/25/18	5,675	5,771
National Bank of Canada	1.450%	11/7/17	6,650	6,645
National City Bank	5.800%	6/7/17	500	559
National City Corp.	6.875%	5/15/19	3,200	3,842
PNC Bank NA	0.800%	1/28/16	5,050	5,066
PNC Bank NA	1.300%	10/3/16	1,700	1,713
PNC Bank NA	1.150%	11/1/16	8,250	8,297
PNC Bank NA	5.250%	1/15/17	3,000	3,275
PNC Bank NA	1.125%	1/27/17	2,500	2,501
PNC Bank NA	4.875%	9/21/17	2,225	2,447
PNC Bank NA	6.000%	12/7/17	3,340	3,801
PNC Bank NA	2.200%	1/28/19	4,550	4,569
PNC Bank NA	2.250%	7/2/19	5,825	5,840
PNC Funding Corp.	4.250%	9/21/15	8,005	8,315
PNC Funding Corp.	5.250%	11/15/15	5,900	6,215
PNC Funding Corp.	2.700%	9/19/16	9,850	10,191
PNC Funding Corp.	5.625%	2/1/17	1,950	2,138

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PNC Funding Corp.	6.700%	6/10/19	3,925	4,726
Regions Financial Corp.	2.000%	5/15/18	4,775	4,746
Royal Bank of Canada	0.800%	10/30/15	5,164	5,187
Royal Bank of Canada	2.625%	12/15/15	5,375	5,521
Royal Bank of Canada	0.850%	3/8/16	8,100	8,130
Royal Bank of Canada	2.875%	4/19/16	7,075	7,330
Royal Bank of Canada	2.300%	7/20/16	7,625	7,849
Royal Bank of Canada	1.450%	9/9/16	3,200	3,241
Royal Bank of Canada	1.200%	1/23/17	10,400	10,450
Royal Bank of Canada	1.250%	6/16/17	6,150	6,164
Royal Bank of Canada	1.500%	1/16/18	8,800	8,833
Royal Bank of Canada	2.200%	7/27/18	10,500	10,735
Royal Bank of Canada	2.150%	3/15/19	6,700	6,780
Royal Bank of Scotland Group plc	2.550%	9/18/15	11,100	11,297
Royal Bank of Scotland Group plc	1.875%	3/31/17	5,800	5,835
Royal Bank of Scotland plc	3.950%	9/21/15	7,954	8,203
Royal Bank of Scotland plc	4.375%	3/16/16	8,400	8,825
Santander Bank NA	8.750%	5/30/18	2,425	2,927
Santander Holdings USA Inc.	3.000%	9/24/15	2,525	2,581
Santander Holdings USA Inc.	4.625%	4/19/16	2,725	2,877
Santander Holdings USA Inc.	3.450%	8/27/18	4,200	4,407
Societe Generale SA	2.750%	10/12/17	9,250	9,544
Societe Generale SA	2.625%	10/1/18	2,900	2,966
State Street Bank & Trust Co.	5.250%	10/15/18	225	254
State Street Corp.	2.875%	3/7/16	8,025	8,302
State Street Corp.	4.956%	3/15/18	4,800	5,245
State Street Corp.	1.350%	5/15/18	5,950	5,901
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	3,950	3,976
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	3,575	3,579
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	4,050	4,074
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	600	601
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	4,000	3,998
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	7,275	7,333
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	4,400	4,364
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,225	2,273
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	8,175	8,304
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	4,850	4,868
SunTrust Bank	1.350%	2/15/17	4,775	4,794
SunTrust Bank	7.250%	3/15/18	2,250	2,639
SunTrust Banks Inc.	3.600%	4/15/16	8,975	9,338
SunTrust Banks Inc.	3.500%	1/20/17	2,450	2,573
SunTrust Banks Inc.	6.000%	9/11/17	1,600	1,807
SunTrust Banks Inc.	2.350%	11/1/18	4,825	4,867
SunTrust Banks Inc.	2.500%	5/1/19	3,600	3,638
Svenska Handelsbanken AB	3.125%	7/12/16	7,825	8,159
Svenska Handelsbanken AB	2.875%	4/4/17	5,475	5,707
Svenska Handelsbanken AB	1.625%	3/21/18	6,550	6,529
Svenska Handelsbanken AB	2.500%	1/25/19	8,175	8,388
Svenska Handelsbanken AB	2.250%	6/17/19	8,050	8,102
Synchrony Financial	1.875%	8/15/17	2,800	2,819
Synchrony Financial	3.000%	8/15/19	3,600	3,648
Toronto-Dominion Bank	2.500%	7/14/16	11,410	11,791
Toronto-Dominion Bank	2.375%	10/19/16	12,760	13,183
Toronto-Dominion Bank	1.125%	5/2/17	4,150	4,147
Toronto-Dominion Bank	1.400%	4/30/18	9,844	9,773

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Toronto-Dominion Bank	2.625%	9/10/18	8,525	8,785
Toronto-Dominion Bank	2.125%	7/2/19	9,900	9,918
UBS AG	7.000%	10/15/15	1,400	1,491
UBS AG	5.875%	7/15/16	10,350	11,266
UBS AG	7.375%	6/15/17	200	227
UBS AG	1.375%	8/14/17	5,075	5,061
UBS AG	5.875%	12/20/17	16,775	19,047
UBS AG	5.750%	4/25/18	10,975	12,462
UBS AG	2.375%	8/14/19	10,000	10,011
US Bancorp	3.442%	2/1/16	3,475	3,601
US Bancorp	2.200%	11/15/16	12,850	13,197
US Bancorp	1.650%	5/15/17	9,225	9,334
US Bancorp	1.950%	11/15/18	2,950	2,968
US Bancorp	2.200%	4/25/19	7,500	7,549
US Bank NA	1.100%	1/30/17	4,650	4,655
1 US Bank NA	3.778%	4/29/20	1,250	1,275
Vesey Street Investment Trust I	4.404%	9/1/16	1,875	1,993
Wachovia Bank NA	5.600%	3/15/16	2,323	2,493
Wachovia Bank NA	6.000%	11/15/17	9,400	10,679
Wachovia Corp.	5.625%	10/15/16	8,250	9,030
Wachovia Corp.	5.750%	6/15/17	13,925	15,618
Wachovia Corp.	5.750%	2/1/18	12,000	13,615
Wells Fargo & Co.	3.676%	6/15/16	18,380	19,298
Wells Fargo & Co.	1.250%	7/20/16	10,750	10,847
Wells Fargo & Co.	5.125%	9/15/16	4,212	4,554
Wells Fargo & Co.	2.625%	12/15/16	9,900	10,256
Wells Fargo & Co.	2.100%	5/8/17	9,500	9,716
Wells Fargo & Co.	1.150%	6/2/17	6,000	5,982
Wells Fargo & Co.	5.625%	12/11/17	17,726	20,017
Wells Fargo & Co.	1.500%	1/16/18	13,675	13,616
Wells Fargo & Co.	2.150%	1/15/19	7,725	7,792
Wells Fargo & Co.	2.125%	4/22/19	10,900	10,897
Wells Fargo Bank NA	5.750%	5/16/16	4,150	4,500
Westpac Banking Corp.	1.125%	9/25/15	5,100	5,137
Westpac Banking Corp.	3.000%	12/9/15	3,350	3,445
Westpac Banking Corp.	0.950%	1/12/16	6,410	6,439
Westpac Banking Corp.	1.050%	11/25/16	9,032	9,053
Westpac Banking Corp.	1.200%	5/19/17	8,300	8,297
Westpac Banking Corp.	2.000%	8/14/17	7,264	7,395
Westpac Banking Corp.	1.600%	1/12/18	5,250	5,259
Westpac Banking Corp.	2.250%	7/30/18	7,600	7,726
Westpac Banking Corp.	2.250%	1/17/19	8,525	8,611
Zions Bancorporation	4.500%	3/27/17	2,225	2,356

Brokerage (0.8%)
Ameriprise Financial Inc.	5.650%	11/15/15	4,900	5,187
1 Ameriprise Financial Inc.	7.518%	6/1/66	2,200	2,398
BlackRock Inc.	6.250%	9/15/17	5,150	5,883
Charles Schwab Corp.	0.850%	12/4/15	1,200	1,204
Charles Schwab Corp.	2.200%	7/25/18	2,175	2,209
Eaton Vance Corp.	6.500%	10/2/17	409	466
Franklin Resources Inc.	1.375%	9/15/17	3,050	3,049
IntercontinentalExchange Group Inc.	2.500%	10/15/18	3,525	3,605
Jefferies Group LLC	3.875%	11/9/15	1,900	1,958
Jefferies Group LLC	5.500%	3/15/16	2,000	2,125

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Jefferies Group LLC	5.125%	4/13/18	5,492	5,986
Jefferies Group LLC	8.500%	7/15/19	4,305	5,322
Lazard Group LLC	6.850%	6/15/17	2,600	2,950
Legg Mason Inc.	2.700%	7/15/19	1,475	1,487
Leucadia National Corp.	8.125%	9/15/15	1,969	2,104
NASDAQ OMX Group Inc.	5.250%	1/16/18	500	551
Nomura Holdings Inc.	4.125%	1/19/16	9,043	9,426
Nomura Holdings Inc.	2.000%	9/13/16	8,325	8,422
Nomura Holdings Inc.	2.750%	3/19/19	6,250	6,331
NYSE Euronext	2.000%	10/5/17	3,850	3,907
Raymond James Financial Inc.	4.250%	4/15/16	300	315
Raymond James Financial Inc.	8.600%	8/15/19	2,000	2,522

Finance Companies (2.9%)
Air Lease Corp.	4.500%	1/15/16	1,000	1,038
Air Lease Corp.	5.625%	4/1/17	11,025	11,948
Air Lease Corp.	3.375%	1/15/19	5,125	5,227
Ares Capital Corp.	4.875%	11/30/18	4,450	4,708
FS Investment Corp.	4.000%	7/15/19	3,800	3,837
Fifth Street Finance Corp.	4.875%	3/1/19	1,750	1,825
GATX Corp.	4.750%	5/15/15	170	175
GATX Corp.	3.500%	7/15/16	2,000	2,092
GATX Corp.	1.250%	3/4/17	4,000	3,979
GATX Corp.	2.500%	7/30/19	2,100	2,103
1 GE Capital Trust I	6.375%	11/15/67	5,975	6,632
General Electric Capital Corp.	4.375%	9/21/15	3,580	3,730
General Electric Capital Corp.	2.250%	11/9/15	9,725	9,920
General Electric Capital Corp.	1.000%	12/11/15	9,661	9,728
General Electric Capital Corp.	1.000%	1/8/16	10,950	11,008
General Electric Capital Corp.	5.000%	1/8/16	10,578	11,201
General Electric Capital Corp.	2.950%	5/9/16	10,475	10,890
General Electric Capital Corp.	1.500%	7/12/16	6,775	6,868
General Electric Capital Corp.	3.350%	10/17/16	7,750	8,157
General Electric Capital Corp.	5.375%	10/20/16	2,000	2,185
General Electric Capital Corp.	2.900%	1/9/17	10,400	10,841
General Electric Capital Corp.	5.400%	2/15/17	6,630	7,290
General Electric Capital Corp.	2.450%	3/15/17	3,500	3,614
General Electric Capital Corp.	2.300%	4/27/17	16,615	17,079
General Electric Capital Corp.	1.250%	5/15/17	5,000	5,014
General Electric Capital Corp.	5.625%	9/15/17	19,040	21,404
General Electric Capital Corp.	1.600%	11/20/17	6,100	6,139
General Electric Capital Corp.	1.625%	4/2/18	4,625	4,637
General Electric Capital Corp.	5.625%	5/1/18	21,625	24,613
General Electric Capital Corp.	2.300%	1/14/19	10,025	10,216
General Electric Capital Corp.	6.000%	8/7/19	13,751	16,204
1 General Electric Capital Corp.	6.375%	11/15/67	8,175	9,074
1 HSBC Finance Capital Trust IX	5.911%	11/30/35	8,300	8,570
HSBC Finance Corp.	5.500%	1/19/16	9,987	10,611
2 International Lease Finance Corp.	6.750%	9/1/16	8,270	9,056
2 International Lease Finance Corp.	7.125%	9/1/18	7,750	8,893
Prospect Capital Corp.	5.000%	7/15/19	1,000	1,045

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Insurance (4.2%)
ACE INA Holdings Inc.	2.600%	11/23/15	6,390	6,543
ACE INA Holdings Inc.	5.700%	2/15/17	400	444
ACE INA Holdings Inc.	5.800%	3/15/18	2,500	2,846
ACE INA Holdings Inc.	5.900%	6/15/19	3,425	3,988
Aegon NV	4.625%	12/1/15	3,275	3,430
Aetna Inc.	1.750%	5/15/17	600	606
Aetna Inc.	1.500%	11/15/17	3,410	3,416
Aetna Inc.	6.500%	9/15/18	2,725	3,210
Aetna Inc.	2.200%	3/15/19	5,000	5,013
Aflac Inc.	2.650%	2/15/17	4,500	4,655
Aflac Inc.	8.500%	5/15/19	3,425	4,367
Allied World Assurance Co. Ltd.	7.500%	8/1/16	2,777	3,095
1 Allstate Corp.	6.125%	5/15/67	4,409	4,679
American Financial Group Inc.	9.875%	6/15/19	2,015	2,626
American International Group Inc.	5.050%	10/1/15	5,742	6,014
American International Group Inc.	5.600%	10/18/16	3,725	4,071
American International Group Inc.	5.450%	5/18/17	6,975	7,733
American International Group Inc.	5.850%	1/16/18	14,875	16,875
American International Group Inc.	8.250%	8/15/18	16,822	20,727
American International Group Inc.	2.300%	7/16/19	5,700	5,728
Aon Corp.	3.500%	9/30/15	4,275	4,406
Aon Corp.	3.125%	5/27/16	2,220	2,304
Assurant Inc.	2.500%	3/15/18	1,200	1,218
AXIS Specialty Finance plc	2.650%	4/1/19	1,400	1,414
Berkshire Hathaway Finance Corp.	0.950%	8/15/16	2,750	2,767
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	9,975	10,101
Berkshire Hathaway Finance Corp.	1.300%	5/15/18	3,200	3,165
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	9,500	10,783
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	5,425	5,486
Berkshire Hathaway Inc.	0.800%	2/11/16	1,825	1,831
Berkshire Hathaway Inc.	2.200%	8/15/16	2,600	2,679
Berkshire Hathaway Inc.	1.900%	1/31/17	9,000	9,189
Berkshire Hathaway Inc.	1.550%	2/9/18	5,075	5,088
Berkshire Hathaway Inc.	2.100%	8/14/19	2,000	2,006
Chubb Corp.	5.750%	5/15/18	1,655	1,888
1 Chubb Corp.	6.375%	3/29/67	6,200	6,828
Cigna Corp.	2.750%	11/15/16	9,473	9,831
Cigna Corp.	8.500%	5/1/19	1,425	1,809
CNA Financial Corp.	6.500%	8/15/16	2,800	3,091
Coventry Health Care Inc.	5.950%	3/15/17	4,355	4,849
Genworth Holdings Inc.	8.625%	12/15/16	3,175	3,682
Genworth Holdings Inc.	6.515%	5/22/18	3,632	4,129
Hartford Financial Services Group Inc.	5.375%	3/15/17	2,025	2,223
Hartford Financial Services Group Inc.	4.000%	10/15/17	500	538
Hartford Financial Services Group Inc.	6.300%	3/15/18	3,853	4,428
Hartford Financial Services Group Inc.	6.000%	1/15/19	2,308	2,660
Humana Inc.	6.450%	6/1/16	1,275	1,393
Humana Inc.	7.200%	6/15/18	3,850	4,572
Humana Inc.	6.300%	8/1/18	785	904
Kemper Corp.	6.000%	11/30/15	200	212
Kemper Corp.	6.000%	5/15/17	3,425	3,768
1 Lincoln National Corp.	7.000%	5/17/66	5,375	5,536
1 Lincoln National Corp.	6.050%	4/20/67	5,500	5,637
Loews Corp.	5.250%	3/15/16	2,525	2,700

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Manulife Financial Corp.	3.400%	9/17/15	6,125	6,304
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,450	1,481
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	1,150	1,176
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	3,100	4,012
MetLife Inc.	6.750%	6/1/16	5,697	6,285
MetLife Inc.	1.756%	12/15/17	6,075	6,132
MetLife Inc.	6.817%	8/15/18	5,750	6,827
MetLife Inc.	7.717%	2/15/19	5,870	7,260
Principal Financial Group Inc.	1.850%	11/15/17	1,625	1,630
Principal Financial Group Inc.	8.875%	5/15/19	2,075	2,661
1 Progressive Corp.	6.700%	6/15/67	4,117	4,524
Prudential Financial Inc.	4.750%	9/17/15	5,243	5,463
Prudential Financial Inc.	5.500%	3/15/16	1,725	1,846
Prudential Financial Inc.	3.000%	5/12/16	4,200	4,354
Prudential Financial Inc.	6.000%	12/1/17	5,601	6,355
Prudential Financial Inc.	2.300%	8/15/18	1,875	1,906
Prudential Financial Inc.	7.375%	6/15/19	4,375	5,381
1 Prudential Financial Inc.	8.875%	6/15/68	4,605	5,566
Reinsurance Group of America Inc.	5.625%	3/15/17	1,500	1,637
1 Reinsurance Group of America Inc.	6.750%	12/15/65	2,900	2,976
1 StanCorp Financial Group Inc.	6.900%	6/1/67	1,495	1,555
Torchmark Corp.	6.375%	6/15/16	1,500	1,638
Torchmark Corp.	9.250%	6/15/19	1,000	1,296
Transatlantic Holdings Inc.	5.750%	12/14/15	2,825	2,993
Travelers Cos. Inc.	5.500%	12/1/15	1,840	1,952
Travelers Cos. Inc.	6.250%	6/20/16	1,990	2,184
Travelers Cos. Inc.	5.750%	12/15/17	2,200	2,493
Travelers Cos. Inc.	5.800%	5/15/18	3,650	4,171
Travelers Cos. Inc.	5.900%	6/2/19	2,415	2,820
UnitedHealth Group Inc.	0.850%	10/15/15	6,250	6,272
UnitedHealth Group Inc.	5.375%	3/15/16	2,600	2,786
UnitedHealth Group Inc.	1.875%	11/15/16	2,625	2,687
UnitedHealth Group Inc.	1.400%	10/15/17	5,100	5,107
UnitedHealth Group Inc.	6.000%	2/15/18	8,234	9,435
UnitedHealth Group Inc.	1.625%	3/15/19	1,150	1,132
Unum Group	7.125%	9/30/16	1,445	1,621
Voya Financial Inc.	2.900%	2/15/18	6,500	6,724
WellPoint Inc.	1.250%	9/10/15	4,900	4,930
WellPoint Inc.	5.250%	1/15/16	6,850	7,298
WellPoint Inc.	2.375%	2/15/17	3,000	3,087
WellPoint Inc.	5.875%	6/15/17	4,700	5,257
WellPoint Inc.	1.875%	1/15/18	3,225	3,240
WellPoint Inc.	2.300%	7/15/18	3,000	3,039
WellPoint Inc.	2.250%	8/15/19	1,765	1,757
Willis Group Holdings plc	4.125%	3/15/16	3,550	3,702
Willis North America Inc.	6.200%	3/28/17	245	268
XLIT Ltd.	2.300%	12/15/18	850	856

Other Finance (0.1%)
ORIX Corp.	5.000%	1/12/16	1,775	1,873
ORIX Corp.	3.750%	3/9/17	1,950	2,057
XTRA Finance Corp.	5.150%	4/1/17	1,600	1,752

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (2.0%)
2 ARC Properties Operating Partnership LP/
Clark Acquisition LLC	2.000%	2/6/17	7,200	7,223
2 ARC Properties Operating Partnership LP/
Clark Acquisition LLC	3.000%	2/6/19	5,500	5,518
Arden Realty LP	5.250%	3/1/15	3,925	3,973
AvalonBay Communities Inc.	5.750%	9/15/16	500	549
AvalonBay Communities Inc.	5.700%	3/15/17	1,335	1,481
BioMed Realty LP	3.850%	4/15/16	1,960	2,044
BioMed Realty LP	2.625%	5/1/19	2,000	2,006
Boston Properties LP	3.700%	11/15/18	4,415	4,706
Brandywine Operating Partnership LP	5.700%	5/1/17	5,900	6,466
Brandywine Operating Partnership LP	4.950%	4/15/18	1,375	1,491
DDR Corp.	7.500%	4/1/17	4,200	4,806
Digital Realty Trust LP	4.500%	7/15/15	2,500	2,557
Duke Realty LP	5.950%	2/15/17	5,700	6,294
Duke Realty LP	8.250%	8/15/19	550	690
ERP Operating LP	5.125%	3/15/16	5,425	5,785
ERP Operating LP	5.375%	8/1/16	500	543
ERP Operating LP	5.750%	6/15/17	3,725	4,169
ERP Operating LP	2.375%	7/1/19	2,000	2,012
2 Essex Portfolio LP	5.500%	3/15/17	1,625	1,784
Equity CommonWealth	6.250%	6/15/17	1,000	1,083
Equity CommonWealth	6.650%	1/15/18	1,000	1,111
HCP Inc.	3.750%	2/1/16	5,325	5,542
HCP Inc.	6.000%	1/30/17	3,100	3,444
HCP Inc.	6.700%	1/30/18	8,345	9,680
HCP Inc.	3.750%	2/1/19	1,700	1,806
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,857	2,069
Health Care REIT Inc.	3.625%	3/15/16	3,675	3,824
Health Care REIT Inc.	6.200%	6/1/16	1,575	1,714
Health Care REIT Inc.	4.700%	9/15/17	4,800	5,236
Health Care REIT Inc.	2.250%	3/15/18	2,450	2,482
Health Care REIT Inc.	4.125%	4/1/19	2,100	2,266
Highwoods Realty LP	5.850%	3/15/17	1,300	1,437
Hospitality Properties Trust	5.625%	3/15/17	975	1,067
Hospitality Properties Trust	6.700%	1/15/18	3,925	4,406
Kilroy Realty LP	5.000%	11/3/15	1,125	1,180
Kilroy Realty LP	4.800%	7/15/18	2,325	2,533
Kimco Realty Corp.	5.783%	3/15/16	1,100	1,181
Kimco Realty Corp.	5.700%	5/1/17	2,100	2,329
Kimco Realty Corp.	4.300%	2/1/18	3,075	3,325
Liberty Property LP	5.125%	3/2/15	2,350	2,400
Liberty Property LP	5.500%	12/15/16	113	123
Liberty Property LP	6.625%	10/1/17	550	627
Mack-Cali Realty LP	2.500%	12/15/17	1,000	1,017
Mack-Cali Realty LP	7.750%	8/15/19	1,950	2,342
ProLogis LP	4.500%	8/15/17	2,125	2,289
ProLogis LP	2.750%	2/15/19	700	715
Realty Income Corp.	5.950%	9/15/16	1,900	2,086
Realty Income Corp.	2.000%	1/31/18	2,375	2,384
Realty Income Corp.	6.750%	8/15/19	3,110	3,704
Regency Centers LP	5.250%	8/1/15	1,750	1,822
Regency Centers LP	5.875%	6/15/17	450	504
Senior Housing Properties Trust	4.300%	1/15/16	845	871

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Senior Housing Properties Trust	3.250%	5/1/19	3,975	4,045
Simon Property Group LP	5.750%	12/1/15	2,100	2,208
Simon Property Group LP	6.100%	5/1/16	550	592
Simon Property Group LP	5.250%	12/1/16	3,250	3,531
Simon Property Group LP	2.800%	1/30/17	3,225	3,351
Simon Property Group LP	5.875%	3/1/17	86	95
Simon Property Group LP	2.150%	9/15/17	4,525	4,638
Simon Property Group LP	6.125%	5/30/18	8,775	10,161
Simon Property Group LP	2.200%	2/1/19	5,700	5,774
Simon Property Group LP	10.350%	4/1/19	2,800	3,759
Tanger Properties LP	6.150%	11/15/15	2,000	2,127
UDR Inc.	4.250%	6/1/18	1,000	1,079
Ventas Realty LP	1.550%	9/26/16	2,630	2,657
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	4,575	4,711
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	4,025	4,050
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	3,275	3,519
Vornado Realty LP	2.500%	6/30/19	1,825	1,838
				4,213,740
Industrial (49.4%)
Basic Industry (3.7%)
Agrium Inc.	6.750%	1/15/19	3,352	3,976
Air Products & Chemicals Inc.	2.000%	8/2/16	2,175	2,226
Air Products & Chemicals Inc.	1.200%	10/15/17	1,625	1,626
Air Products & Chemicals Inc.	4.375%	8/21/19	1,100	1,216
Airgas Inc.	3.250%	10/1/15	950	974
Airgas Inc.	2.950%	6/15/16	500	516
Airgas Inc.	1.650%	2/15/18	1,850	1,838
Allegheny Technologies Inc.	9.375%	6/1/19	1,900	2,360
Barrick Gold Corp.	6.950%	4/1/19	8,184	9,806
Barrick North America Finance LLC	6.800%	9/15/18	4,296	5,026
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	5,025	5,126
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	11,303	11,449
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	300	332
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	6,900	6,968
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	12,325	14,769
Cabot Corp.	2.550%	1/15/18	1,125	1,154
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	3,300	3,386
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,315	2,736
CF Industries Inc.	6.875%	5/1/18	7,425	8,669
Cliffs Natural Resources Inc.	4.200%	1/15/18	3,350	3,369
Domtar Corp.	10.750%	6/1/17	1,675	2,060
Dow Chemical Co.	2.500%	2/15/16	4,260	4,364
Dow Chemical Co.	5.700%	5/15/18	2,880	3,274
Dow Chemical Co.	8.550%	5/15/19	12,900	16,422
Eastman Chemical Co.	3.000%	12/15/15	250	257
Eastman Chemical Co.	2.400%	6/1/17	10,050	10,294
Ecolab Inc.	3.000%	12/8/16	6,050	6,311
Ecolab Inc.	1.450%	12/8/17	2,800	2,797
EI du Pont de Nemours & Co.	4.750%	3/15/15	375	384
EI du Pont de Nemours & Co.	1.950%	1/15/16	3,175	3,236
EI du Pont de Nemours & Co.	2.750%	4/1/16	5,400	5,586
EI du Pont de Nemours & Co.	5.250%	12/15/16	2,752	3,034
EI du Pont de Nemours & Co.	6.000%	7/15/18	9,001	10,453
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	5,500	5,603
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	10,295	10,436

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Georgia-Pacific LLC	7.700%	6/15/15	750	792
Glencore Canada Corp.	6.000%	10/15/15	1,925	2,032
Glencore Canada Corp.	5.500%	6/15/17	900	986
Goldcorp Inc.	2.125%	3/15/18	4,050	4,084
International Paper Co.	7.950%	6/15/18	1,900	2,307
Lubrizol Corp.	8.875%	2/1/19	3,088	3,940
LyondellBasell Industries NV	5.000%	4/15/19	14,100	15,710
Monsanto Co.	2.750%	4/15/16	3,437	3,549
Monsanto Co.	1.150%	6/30/17	3,000	2,991
Monsanto Co.	5.125%	4/15/18	1,400	1,566
Monsanto Co.	2.125%	7/15/19	5,500	5,508
Nucor Corp.	5.750%	12/1/17	3,450	3,898
Nucor Corp.	5.850%	6/1/18	4,775	5,466
Plains Exploration & Production Co.	6.125%	6/15/19	2,012	2,221
Plum Creek Timberlands LP	5.875%	11/15/15	1,925	2,038
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	3,940	4,169
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	850	1,016
PPG Industries Inc.	6.650%	3/15/18	3,172	3,689
Praxair Inc.	3.250%	9/15/15	675	695
Praxair Inc.	0.750%	2/21/16	3,600	3,614
Praxair Inc.	5.200%	3/15/17	2,125	2,346
Praxair Inc.	1.050%	11/7/17	1,675	1,665
Praxair Inc.	1.250%	11/7/18	4,800	4,713
Praxair Inc.	4.500%	8/15/19	4,675	5,206
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	4,825	4,898
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	917	942
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	3,400	3,492
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	14,185	16,658
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	10,310	13,414
Rio Tinto Finance USA plc	1.375%	6/17/16	3,600	3,637
Rio Tinto Finance USA plc	2.000%	3/22/17	4,525	4,617
Rio Tinto Finance USA plc	1.625%	8/21/17	8,500	8,567
Rio Tinto Finance USA plc	2.250%	12/14/18	4,300	4,367
Rock-Tenn Co.	4.450%	3/1/19	5,000	5,436
Rohm & Haas Co.	6.000%	9/15/17	1,756	1,984
RPM International Inc.	6.500%	2/15/18	1,500	1,712
Sherwin-Williams Co.	1.350%	12/15/17	6,200	6,191
Teck Resources Ltd.	3.150%	1/15/17	5,600	5,835
Teck Resources Ltd.	3.850%	8/15/17	1,900	2,011
Teck Resources Ltd.	2.500%	2/1/18	3,341	3,394
Teck Resources Ltd.	3.000%	3/1/19	2,171	2,219
Vale Canada Ltd.	5.700%	10/15/15	2,505	2,636
Vale Overseas Ltd.	6.250%	1/11/16	8,800	9,416
Vale Overseas Ltd.	6.250%	1/23/17	7,150	7,950

Capital Goods (4.4%)
3M Co.	1.375%	9/29/16	3,542	3,599
3M Co.	1.000%	6/26/17	5,445	5,437
ABB Finance USA Inc.	1.625%	5/8/17	600	606
Bemis Co. Inc.	6.800%	8/1/19	2,800	3,328
Boeing Capital Corp.	2.125%	8/15/16	5,090	5,228
Boeing Capital Corp.	2.900%	8/15/18	850	890
Boeing Co.	3.750%	11/20/16	1,731	1,845
Boeing Co.	0.950%	5/15/18	6,410	6,270
Boeing Co.	6.000%	3/15/19	1,500	1,764

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	0.700%	11/6/15	600	602
Caterpillar Financial Services Corp.	2.650%	4/1/16	3,200	3,301
Caterpillar Financial Services Corp.	2.050%	8/1/16	9,175	9,408
Caterpillar Financial Services Corp.	1.350%	9/6/16	3,150	3,186
Caterpillar Financial Services Corp.	1.000%	11/25/16	3,000	3,008
Caterpillar Financial Services Corp.	1.000%	3/3/17	5,600	5,593
Caterpillar Financial Services Corp.	1.625%	6/1/17	2,449	2,485
Caterpillar Financial Services Corp.	1.250%	8/18/17	3,600	3,604
Caterpillar Financial Services Corp.	1.250%	11/6/17	9,457	9,426
Caterpillar Financial Services Corp.	1.300%	3/1/18	2,250	2,233
Caterpillar Financial Services Corp.	5.450%	4/15/18	1,000	1,132
Caterpillar Financial Services Corp.	2.450%	9/6/18	2,200	2,258
Caterpillar Financial Services Corp.	7.050%	10/1/18	4,000	4,821
Caterpillar Financial Services Corp.	7.150%	2/15/19	4,372	5,333
Caterpillar Financial Services Corp.	2.100%	6/9/19	1,950	1,953
Caterpillar Inc.	0.950%	6/26/15	5,675	5,705
Caterpillar Inc.	5.700%	8/15/16	3,075	3,368
Caterpillar Inc.	1.500%	6/26/17	3,288	3,314
Caterpillar Inc.	7.900%	12/15/18	5,225	6,524
Cooper US Inc.	2.375%	1/15/16	550	563
Cooper US Inc.	6.100%	7/1/17	1,800	2,027
Crane Co.	2.750%	12/15/18	1,400	1,434
CRH America Inc.	4.125%	1/15/16	1,250	1,304
CRH America Inc.	6.000%	9/30/16	9,825	10,784
Danaher Corp.	2.300%	6/23/16	3,100	3,188
Danaher Corp.	5.625%	1/15/18	4,925	5,582
Danaher Corp.	5.400%	3/1/19	5,725	6,551
Dover Corp.	4.875%	10/15/15	175	184
Dover Corp.	5.450%	3/15/18	900	1,015
Eaton Corp.	0.950%	11/2/15	4,000	4,016
Eaton Corp.	5.300%	3/15/17	2,300	2,520
Eaton Corp.	1.500%	11/2/17	4,850	4,852
Eaton Corp.	5.600%	5/15/18	2,925	3,321
Eaton Corp.	6.950%	3/20/19	75	89
Emerson Electric Co.	5.125%	12/1/16	375	411
Emerson Electric Co.	5.375%	10/15/17	5,000	5,624
Emerson Electric Co.	5.250%	10/15/18	2,950	3,355
Emerson Electric Co.	4.875%	10/15/19	1,635	1,849
Exelis Inc.	4.250%	10/1/16	1,100	1,164
General Dynamics Corp.	1.000%	11/15/17	7,950	7,874
General Electric Co.	0.850%	10/9/15	9,625	9,670
General Electric Co.	5.250%	12/6/17	27,975	31,358
Honeywell International Inc.	5.400%	3/15/16	3,200	3,439
Honeywell International Inc.	5.300%	3/15/17	3,375	3,729
Honeywell International Inc.	5.300%	3/1/18	7,850	8,866
Honeywell International Inc.	5.000%	2/15/19	3,675	4,160
Illinois Tool Works Inc.	1.950%	3/1/19	7,375	7,374
Illinois Tool Works Inc.	6.250%	4/1/19	2,375	2,815
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	6,874	8,145
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	2,725	2,795
John Deere Capital Corp.	0.700%	9/4/15	3,200	3,211
John Deere Capital Corp.	0.750%	1/22/16	1,150	1,154
John Deere Capital Corp.	2.250%	6/7/16	3,965	4,075
John Deere Capital Corp.	1.850%	9/15/16	3,300	3,373
John Deere Capital Corp.	1.050%	10/11/16	2,400	2,411

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	1.050%	12/15/16	1,500	1,506
John Deere Capital Corp.	2.000%	1/13/17	4,510	4,620
John Deere Capital Corp.	1.400%	3/15/17	2,000	2,022
John Deere Capital Corp.	5.500%	4/13/17	1,675	1,860
John Deere Capital Corp.	1.125%	6/12/17	4,000	3,997
John Deere Capital Corp.	2.800%	9/18/17	3,625	3,788
John Deere Capital Corp.	1.200%	10/10/17	5,600	5,579
John Deere Capital Corp.	1.300%	3/12/18	2,525	2,503
John Deere Capital Corp.	5.350%	4/3/18	2,325	2,622
John Deere Capital Corp.	5.750%	9/10/18	1,980	2,284
John Deere Capital Corp.	1.950%	12/13/18	6,000	6,024
John Deere Capital Corp.	1.950%	3/4/19	5,300	5,300
John Deere Capital Corp.	2.250%	4/17/19	3,958	4,013
Joy Global Inc.	6.000%	11/15/16	1,185	1,305
L-3 Communications Corp.	3.950%	11/15/16	4,425	4,666
L-3 Communications Corp.	1.500%	5/28/17	1,200	1,194
Lockheed Martin Corp.	7.650%	5/1/16	4,493	5,017
Lockheed Martin Corp.	2.125%	9/15/16	4,325	4,433
Martin Marietta Materials Inc.	6.600%	4/15/18	3,050	3,476
Mohawk Industries Inc.	6.125%	1/15/16	4,974	5,324
Northrop Grumman Corp.	1.750%	6/1/18	4,025	4,012
Northrop Grumman Corp.	5.050%	8/1/19	1,175	1,321
Owens Corning	6.500%	12/1/16	2,882	3,189
Owens Corning	9.000%	6/15/19	375	466
Pentair Finance SA	1.350%	12/1/15	1,500	1,510
Pentair Finance SA	1.875%	9/15/17	2,770	2,790
Precision Castparts Corp.	0.700%	12/20/15	3,225	3,231
Precision Castparts Corp.	1.250%	1/15/18	8,940	8,866
Raytheon Co.	6.400%	12/15/18	3,066	3,628
Republic Services Inc.	3.800%	5/15/18	5,721	6,115
Rockwell Automation Inc.	5.650%	12/1/17	500	562
Rockwell Collins Inc.	5.250%	7/15/19	650	732
Roper Industries Inc.	1.850%	11/15/17	3,825	3,857
Roper Industries Inc.	2.050%	10/1/18	6,228	6,228
1 Stanley Black & Decker Inc.	5.750%	12/15/53	2,500	2,713
Textron Inc.	4.625%	9/21/16	2,000	2,136
Textron Inc.	5.600%	12/1/17	2,275	2,543
Tyco International Finance SA	8.500%	1/15/19	2,000	2,449
United Technologies Corp.	1.800%	6/1/17	12,750	12,999
United Technologies Corp.	5.375%	12/15/17	3,860	4,360
United Technologies Corp.	6.125%	2/1/19	5,325	6,272
Waste Management Inc.	2.600%	9/1/16	5,021	5,181
Waste Management Inc.	6.100%	3/15/18	4,850	5,567
Waste Management Inc.	7.375%	3/11/19	2,300	2,805
Xylem Inc.	3.550%	9/20/16	2,925	3,070

Communication (7.4%)
21st Century Fox America Inc.	7.250%	5/18/18	500	596
21st Century Fox America Inc.	8.250%	8/10/18	3,275	4,028
21st Century Fox America Inc.	6.900%	3/1/19	5,825	6,962
America Movil SAB de CV	2.375%	9/8/16	10,125	10,397
America Movil SAB de CV	5.625%	11/15/17	3,525	3,956
American Tower Corp.	7.000%	10/15/17	4,415	5,089
American Tower Corp.	4.500%	1/15/18	6,590	7,109
American Tower Corp.	3.400%	2/15/19	5,675	5,881

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
AT&T Inc.	0.800%	12/1/15	6,100	6,120
AT&T Inc.	0.900%	2/12/16	8,194	8,220
AT&T Inc.	2.950%	5/15/16	14,547	15,087
AT&T Inc.	2.400%	8/15/16	9,200	9,476
AT&T Inc.	1.600%	2/15/17	7,000	7,072
AT&T Inc.	1.700%	6/1/17	7,161	7,251
AT&T Inc.	1.400%	12/1/17	12,600	12,594
AT&T Inc.	5.500%	2/1/18	17,315	19,545
AT&T Inc.	5.600%	5/15/18	3,500	3,980
AT&T Inc.	2.375%	11/27/18	8,550	8,714
AT&T Inc.	5.800%	2/15/19	10,450	12,126
AT&T Inc.	2.300%	3/11/19	11,525	11,643
British Telecommunications plc	1.625%	6/28/16	2,800	2,834
British Telecommunications plc	1.250%	2/14/17	3,050	3,049
British Telecommunications plc	5.950%	1/15/18	6,240	7,102
British Telecommunications plc	2.350%	2/14/19	4,925	4,979
CBS Corp.	1.950%	7/1/17	2,225	2,258
CBS Corp.	4.625%	5/15/18	1,025	1,121
CBS Corp.	2.300%	8/15/19	1,050	1,045
CC Holdings GS V LLC / Crown Castle GS III Corp.	2.381%	12/15/17	5,375	5,485
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	5,604	7,040
Comcast Cable Communications LLC	8.875%	5/1/17	2,500	3,000
Comcast Corp.	5.900%	3/15/16	8,650	9,331
Comcast Corp.	4.950%	6/15/16	6,775	7,278
Comcast Corp.	6.500%	1/15/17	6,399	7,220
Comcast Corp.	6.300%	11/15/17	3,725	4,296
Comcast Corp.	5.875%	2/15/18	7,050	8,074
Comcast Corp.	5.700%	5/15/18	6,675	7,640
Comcast Corp.	5.700%	7/1/19	4,415	5,153
COX Communications Inc.	5.500%	10/1/15	2,825	2,969
Deutsche Telekom International Finance BV	5.750%	3/23/16	9,350	10,046
Deutsche Telekom International Finance BV	6.750%	8/20/18	2,900	3,416
Deutsche Telekom International Finance BV	6.000%	7/8/19	3,225	3,771
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	3.125%	2/15/16	3,575	3,695
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	3.500%	3/1/16	8,475	8,808
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	2.400%	3/15/17	11,540	11,868
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	1.750%	1/15/18	4,700	4,704
Discovery Communications LLC	5.625%	8/15/19	3,035	3,475
Embarq Corp.	7.082%	6/1/16	11,000	12,100
Graham Holdings Co.	7.250%	2/1/19	1,675	1,961
Grupo Televisa SAB	6.000%	5/15/18	2,350	2,654
Historic TW Inc.	6.875%	6/15/18	6,114	7,218
Interpublic Group of Cos. Inc.	2.250%	11/15/17	1,800	1,825
McGraw Hill Financial Inc.	5.900%	11/15/17	1,977	2,184
Moody’s Corp.	2.750%	7/15/19	3,325	3,373
NBCUniversal Media LLC	2.875%	4/1/16	6,151	6,360
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	5,225	5,242
Omnicom Group Inc.	5.900%	4/15/16	8,060	8,693
Omnicom Group Inc.	6.250%	7/15/19	2,275	2,680
Orange SA	2.125%	9/16/15	3,300	3,343
Orange SA	2.750%	9/14/16	6,175	6,385

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Orange SA	2.750%	2/6/19	6,200	6,355
Orange SA	5.375%	7/8/19	7,030	7,988
Qwest Corp.	8.375%	5/1/16	1,925	2,154
Qwest Corp.	6.500%	6/1/17	2,250	2,515
Reed Elsevier Capital Inc.	8.625%	1/15/19	850	1,068
Rogers Communications Inc.	6.800%	8/15/18	8,175	9,662
Scripps Networks Interactive Inc.	2.700%	12/15/16	2,325	2,413
Telefonica Emisiones SAU	3.992%	2/16/16	11,200	11,649
Telefonica Emisiones SAU	6.421%	6/20/16	9,150	9,988
Telefonica Emisiones SAU	6.221%	7/3/17	2,250	2,528
Telefonica Emisiones SAU	3.192%	4/27/18	8,300	8,668
Telefonica Emisiones SAU	5.877%	7/15/19	1,550	1,791
Thomson Reuters Corp.	1.300%	2/23/17	3,300	3,301
Thomson Reuters Corp.	6.500%	7/15/18	8,850	10,337
Time Warner Cable Inc.	5.850%	5/1/17	8,750	9,769
Time Warner Cable Inc.	6.750%	7/1/18	13,771	16,172
Time Warner Cable Inc.	8.750%	2/14/19	9,650	12,293
Time Warner Cable Inc.	8.250%	4/1/19	10,550	13,281
Time Warner Cos. Inc.	7.250%	10/15/17	468	549
Time Warner Inc.	5.875%	11/15/16	6,250	6,897
Time Warner Inc.	2.100%	6/1/19	3,650	3,620
Verizon Communications Inc.	5.550%	2/15/16	5,890	6,302
Verizon Communications Inc.	3.000%	4/1/16	9,250	9,570
Verizon Communications Inc.	2.500%	9/15/16	12,424	12,809
Verizon Communications Inc.	2.000%	11/1/16	7,475	7,620
Verizon Communications Inc.	1.350%	6/9/17	11,900	11,886
Verizon Communications Inc.	1.100%	11/1/17	3,950	3,911
Verizon Communications Inc.	5.500%	2/15/18	4,750	5,377
Verizon Communications Inc.	6.100%	4/15/18	5,400	6,223
Verizon Communications Inc.	3.650%	9/14/18	24,818	26,473
Verizon Communications Inc.	8.750%	11/1/18	6,830	8,613
Verizon Communications Inc.	6.350%	4/1/19	13,075	15,373
Verizon Communications Inc.	2.550%	6/17/19	3,750	3,806
Viacom Inc.	4.250%	9/15/15	700	726
Viacom Inc.	6.250%	4/30/16	3,050	3,317
Viacom Inc.	2.500%	12/15/16	3,300	3,400
Viacom Inc.	3.500%	4/1/17	2,775	2,932
Viacom Inc.	6.125%	10/5/17	4,600	5,228
Viacom Inc.	2.500%	9/1/18	4,655	4,742
Viacom Inc.	2.200%	4/1/19	4,100	4,096
Vodafone Group plc	5.625%	2/27/17	9,790	10,799
Vodafone Group plc	1.625%	3/20/17	3,925	3,950
Vodafone Group plc	1.250%	9/26/17	9,615	9,548
Vodafone Group plc	1.500%	2/19/18	5,350	5,300
Vodafone Group plc	4.625%	7/15/18	3,325	3,665
Vodafone Group plc	5.450%	6/10/19	4,530	5,157
Walt Disney Co.	0.450%	12/1/15	2,200	2,201
Walt Disney Co.	1.350%	8/16/16	8,428	8,538
Walt Disney Co.	5.625%	9/15/16	4,500	4,944
Walt Disney Co.	1.125%	2/15/17	3,200	3,216
Walt Disney Co.	0.875%	5/30/17	2,050	2,040
Walt Disney Co.	6.000%	7/17/17	2,100	2,393
Walt Disney Co.	1.100%	12/1/17	9,495	9,431
Walt Disney Co.	5.875%	12/15/17	3,700	4,230
Walt Disney Co.	1.850%	5/30/19	2,050	2,038

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Consumer Cyclical (5.8%)
Amazon.com Inc.	0.650%	11/27/15	6,500	6,513
Amazon.com Inc.	1.200%	11/29/17	6,400	6,355
American Honda Finance Corp.	1.125%	10/7/16	5,050	5,077
American Honda Finance Corp.	1.200%	7/14/17	1,900	1,901
American Honda Finance Corp.	2.125%	10/10/18	7,050	7,145
AutoNation Inc.	6.750%	4/15/18	2,325	2,668
AutoZone Inc.	5.500%	11/15/15	2,821	2,982
AutoZone Inc.	1.300%	1/13/17	3,000	3,007
AutoZone Inc.	7.125%	8/1/18	1,325	1,572
Brinker International Inc.	2.600%	5/15/18	3,016	3,038
Carnival Corp.	1.200%	2/5/16	1,425	1,433
Carnival Corp.	1.875%	12/15/17	5,375	5,401
Costco Wholesale Corp.	0.650%	12/7/15	4,400	4,416
Costco Wholesale Corp.	5.500%	3/15/17	7,150	7,944
Costco Wholesale Corp.	1.125%	12/15/17	8,000	7,939
CVS Health Corp.	6.125%	8/15/16	1,055	1,162
CVS Health Corp.	1.200%	12/5/16	1,650	1,658
CVS Health Corp.	5.750%	6/1/17	6,914	7,739
CVS Health Corp.	2.250%	12/5/18	11,350	11,478
Darden Restaurants Inc.	6.200%	10/15/17	1,230	1,395
Dollar General Corp.	4.125%	7/15/17	4,000	4,201
Dollar General Corp.	1.875%	4/15/18	2,150	2,076
eBay Inc.	1.625%	10/15/15	5,050	5,119
eBay Inc.	1.350%	7/15/17	5,950	5,968
eBay Inc.	2.200%	8/1/19	6,850	6,853
Expedia Inc.	7.456%	8/15/18	3,925	4,629
Ford Motor Co.	6.500%	8/1/18	50	58
Ford Motor Credit Co. LLC	5.625%	9/15/15	2,500	2,624
Ford Motor Credit Co. LLC	2.500%	1/15/16	3,600	3,676
Ford Motor Credit Co. LLC	4.207%	4/15/16	6,750	7,093
Ford Motor Credit Co. LLC	1.700%	5/9/16	4,412	4,458
Ford Motor Credit Co. LLC	3.984%	6/15/16	8,570	9,005
Ford Motor Credit Co. LLC	8.000%	12/15/16	11,325	12,978
Ford Motor Credit Co. LLC	4.250%	2/3/17	4,075	4,347
Ford Motor Credit Co. LLC	3.000%	6/12/17	10,550	10,939
Ford Motor Credit Co. LLC	6.625%	8/15/17	8,512	9,719
Ford Motor Credit Co. LLC	1.724%	12/6/17	5,200	5,192
Ford Motor Credit Co. LLC	2.375%	1/16/18	10,493	10,675
Ford Motor Credit Co. LLC	5.000%	5/15/18	15,300	16,869
Ford Motor Credit Co. LLC	2.875%	10/1/18	9,125	9,396
Ford Motor Credit Co. LLC	2.375%	3/12/19	10,600	10,597
Home Depot Inc.	5.400%	3/1/16	17,243	18,474
Home Depot Inc.	2.250%	9/10/18	8,915	9,121
Home Depot Inc.	2.000%	6/15/19	3,200	3,207
Hyatt Hotels Corp.	3.875%	8/15/16	400	420
International Game Technology	7.500%	6/15/19	1,525	1,746
Johnson Controls Inc.	5.500%	1/15/16	4,200	4,469
Johnson Controls Inc.	2.600%	12/1/16	4,575	4,739
Johnson Controls Inc.	1.400%	11/2/17	800	797
Kohl’s Corp.	6.250%	12/15/17	3,500	3,992
Lowe’s Cos. Inc.	5.000%	10/15/15	2,625	2,752
Lowe’s Cos. Inc.	2.125%	4/15/16	3,350	3,420
Lowe’s Cos. Inc.	5.400%	10/15/16	1,000	1,097
Lowe’s Cos. Inc.	1.625%	4/15/17	8,125	8,215

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Macy’s Retail Holdings Inc.	5.900%	12/1/16	4,008	4,432
Macy’s Retail Holdings Inc.	7.450%	7/15/17	1,780	2,072
Marriott International Inc.	6.200%	6/15/16	4,650	5,060
Marriott International Inc.	6.375%	6/15/17	1,875	2,119
Marriott International Inc.	3.000%	3/1/19	1,450	1,504
MasterCard Inc.	2.000%	4/1/19	5,025	5,031
McDonald’s Corp.	5.300%	3/15/17	4,500	4,979
McDonald’s Corp.	5.800%	10/15/17	3,520	3,997
McDonald’s Corp.	5.350%	3/1/18	6,615	7,475
McDonald’s Corp.	5.000%	2/1/19	2,070	2,338
McDonald’s Corp.	1.875%	5/29/19	2,000	2,011
Nordstrom Inc.	6.250%	1/15/18	3,856	4,424
PACCAR Financial Corp.	0.700%	11/16/15	1,000	1,003
PACCAR Financial Corp.	0.800%	2/8/16	1,725	1,732
PACCAR Financial Corp.	0.750%	5/16/16	3,000	3,006
PACCAR Financial Corp.	1.150%	8/16/16	3,700	3,737
PACCAR Financial Corp.	1.600%	3/15/17	1,925	1,950
PACCAR Financial Corp.	1.100%	6/6/17	1,300	1,297
QVC Inc.	3.125%	4/1/19	2,250	2,276
Ralph Lauren Corp.	2.125%	9/26/18	1,475	1,494
Staples Inc.	2.750%	1/12/18	2,925	2,958
Starbucks Corp.	0.875%	12/5/16	3,025	3,030
Starbucks Corp.	6.250%	8/15/17	3,675	4,190
Starbucks Corp.	2.000%	12/5/18	3,025	3,044
Starwood Hotels & Resorts Worldwide Inc.	7.375%	11/15/15	1,975	2,127
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	1,300	1,519
Target Corp.	5.875%	7/15/16	7,445	8,158
Target Corp.	5.375%	5/1/17	2,928	3,256
Target Corp.	6.000%	1/15/18	8,750	10,021
Target Corp.	2.300%	6/26/19	4,825	4,875
TJX Cos. Inc.	6.950%	4/15/19	4,100	4,964
Toyota Motor Credit Corp.	2.800%	1/11/16	1,515	1,561
Toyota Motor Credit Corp.	0.800%	5/17/16	200	201
Toyota Motor Credit Corp.	2.000%	9/15/16	8,400	8,593
Toyota Motor Credit Corp.	2.050%	1/12/17	4,525	4,634
Toyota Motor Credit Corp.	1.125%	5/16/17	6,575	6,566
Toyota Motor Credit Corp.	1.750%	5/22/17	11,125	11,296
Toyota Motor Credit Corp.	1.250%	10/5/17	9,150	9,129
Toyota Motor Credit Corp.	1.375%	1/10/18	5,044	5,028
Toyota Motor Credit Corp.	2.000%	10/24/18	10,600	10,671
Toyota Motor Credit Corp.	2.100%	1/17/19	10,000	10,099
Toyota Motor Credit Corp.	2.125%	7/18/19	6,000	6,029
Wal-Mart Stores Inc.	2.250%	7/8/15	3,725	3,788
Wal-Mart Stores Inc.	1.500%	10/25/15	9,700	9,829
Wal-Mart Stores Inc.	0.600%	4/11/16	2,650	2,654
Wal-Mart Stores Inc.	2.800%	4/15/16	3,875	4,018
Wal-Mart Stores Inc.	5.375%	4/5/17	8,825	9,812
Wal-Mart Stores Inc.	5.800%	2/15/18	7,325	8,384
Wal-Mart Stores Inc.	1.125%	4/11/18	11,775	11,653
Wal-Mart Stores Inc.	1.950%	12/15/18	3,800	3,845
Wal-Mart Stores Inc.	4.125%	2/1/19	250	275
Walgreen Co.	1.800%	9/15/17	8,065	8,121
Walgreen Co.	5.250%	1/15/19	5,450	6,109
Western Union Co.	2.375%	12/10/15	150	153
Western Union Co.	5.930%	10/1/16	4,450	4,869

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Western Union Co.	2.875%	12/10/17	965	997
Western Union Co.	3.650%	8/22/18	3,515	3,705
Wyndham Worldwide Corp.	6.000%	12/1/16	1,688	1,859
Wyndham Worldwide Corp.	2.950%	3/1/17	2,700	2,788
Wyndham Worldwide Corp.	2.500%	3/1/18	3,665	3,709
Yum! Brands Inc.	6.250%	4/15/16	2,714	2,946
Yum! Brands Inc.	6.250%	3/15/18	368	422

Consumer Noncyclical (12.7%)
Abbott Laboratories	5.125%	4/1/19	675	766
AbbVie Inc.	1.200%	11/6/15	23,105	23,233
AbbVie Inc.	1.750%	11/6/17	22,000	22,078
AbbVie Inc.	2.000%	11/6/18	3,825	3,819
2 Actavis Funding SCS	1.300%	6/15/17	3,450	3,426
2 Actavis Funding SCS	2.450%	6/15/19	3,800	3,793
Actavis Inc.	1.875%	10/1/17	8,121	8,157
Actavis Inc.	6.125%	8/15/19	750	878
Allergan Inc.	5.750%	4/1/16	3,500	3,759
Allergan Inc.	1.350%	3/15/18	2,025	1,969
Altria Group Inc.	4.125%	9/11/15	10,163	10,542
Altria Group Inc.	9.700%	11/10/18	7,614	9,905
Altria Group Inc.	9.250%	8/6/19	5,918	7,782
AmerisourceBergen Corp.	1.150%	5/15/17	3,750	3,740
Amgen Inc.	2.300%	6/15/16	5,000	5,128
Amgen Inc.	2.500%	11/15/16	7,350	7,593
Amgen Inc.	2.125%	5/15/17	10,119	10,352
Amgen Inc.	1.250%	5/22/17	4,275	4,277
Amgen Inc.	5.850%	6/1/17	3,900	4,371
Amgen Inc.	6.150%	6/1/18	2,500	2,878
Amgen Inc.	5.700%	2/1/19	2,486	2,854
Amgen Inc.	2.200%	5/22/19	13,500	13,487
Anheuser-Busch Cos. LLC	5.600%	3/1/17	1,385	1,538
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,667	7,538
Anheuser-Busch Cos. LLC	5.000%	3/1/19	1,080	1,217
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	2,250	2,260
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	4,700	4,736
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	9,275	9,235
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	8,300	8,408
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,100	1,137
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	15,325	15,437
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	14,485	17,865
Archer-Daniels-Midland Co.	8.375%	4/15/17	750	888
Archer-Daniels-Midland Co.	5.450%	3/15/18	3,975	4,501
AstraZeneca plc	5.900%	9/15/17	10,100	11,436
Avon Products Inc.	2.375%	3/15/16	825	835
Avon Products Inc.	5.750%	3/1/18	1,500	1,602
Avon Products Inc.	6.500%	3/1/19	2,385	2,624
Baxter International Inc.	5.900%	9/1/16	5,085	5,597
Baxter International Inc.	1.850%	1/15/17	2,100	2,141
Baxter International Inc.	5.375%	6/1/18	2,725	3,082
Baxter International Inc.	1.850%	6/15/18	5,500	5,518
Baxter International Inc.	4.500%	8/15/19	1,650	1,826
Beam Suntory Inc.	5.375%	1/15/16	1,568	1,661
Beam Suntory Inc.	1.875%	5/15/17	1,125	1,136
Beam Suntory Inc.	1.750%	6/15/18	2,725	2,687

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Becton Dickinson & Co.	1.750%	11/8/16	2,875	2,927
Becton Dickinson & Co.	5.000%	5/15/19	2,850	3,234
Biogen Idec Inc.	6.875%	3/1/18	2,825	3,308
Boston Scientific Corp.	6.250%	11/15/15	4,000	4,258
Boston Scientific Corp.	6.400%	6/15/16	2,375	2,594
Boston Scientific Corp.	5.125%	1/12/17	1,650	1,789
Boston Scientific Corp.	2.650%	10/1/18	7,800	7,942
Bottling Group LLC	5.500%	4/1/16	1,625	1,751
Bottling Group LLC	5.125%	1/15/19	8,535	9,643
Bristol-Myers Squibb Co.	0.875%	8/1/17	2,600	2,577
Bristol-Myers Squibb Co.	1.750%	3/1/19	2,700	2,686
Brown-Forman Corp.	2.500%	1/15/16	725	744
Brown-Forman Corp.	1.000%	1/15/18	2,150	2,115
Bunge Ltd. Finance Corp.	4.100%	3/15/16	2,875	3,003
Bunge Ltd. Finance Corp.	3.200%	6/15/17	2,500	2,598
Bunge Ltd. Finance Corp.	8.500%	6/15/19	1,600	2,004
Campbell Soup Co.	3.050%	7/15/17	2,295	2,404
Campbell Soup Co.	4.500%	2/15/19	1,100	1,216
Cardinal Health Inc.	5.800%	10/15/16	250	275
Cardinal Health Inc.	1.900%	6/15/17	3,900	3,955
Cardinal Health Inc.	1.700%	3/15/18	3,550	3,533
CareFusion Corp.	1.450%	5/15/17	5,000	4,992
CareFusion Corp.	6.375%	8/1/19	2,750	3,196
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,200	1,202
Celgene Corp.	2.450%	10/15/15	4,625	4,703
Celgene Corp.	1.900%	8/15/17	600	607
Celgene Corp.	2.300%	8/15/18	3,575	3,628
Celgene Corp.	2.250%	5/15/19	3,700	3,703
Church & Dwight Co. Inc.	3.350%	12/15/15	350	362
Clorox Co.	5.950%	10/15/17	6,950	7,875
Coca-Cola Co.	1.500%	11/15/15	7,270	7,368
Coca-Cola Co.	1.800%	9/1/16	11,525	11,767
Coca-Cola Co.	0.750%	11/1/16	150	150
Coca-Cola Co.	5.350%	11/15/17	5,050	5,691
Coca-Cola Co.	1.650%	3/14/18	2,125	2,143
Coca-Cola Co.	1.150%	4/1/18	8,800	8,720
Coca-Cola Co.	1.650%	11/1/18	12,625	12,665
Coca-Cola Co.	4.875%	3/15/19	2,800	3,169
Coca-Cola Enterprises Inc.	2.125%	9/15/15	3,485	3,546
Coca-Cola Enterprises Inc.	2.000%	8/19/16	500	511
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	8,600	8,717
Coca-Cola HBC Finance BV	5.500%	9/17/15	1,250	1,306
Colgate-Palmolive Co.	1.300%	1/15/17	2,506	2,520
Colgate-Palmolive Co.	2.625%	5/1/17	625	652
Colgate-Palmolive Co.	0.900%	5/1/18	2,950	2,896
Colgate-Palmolive Co.	1.500%	11/1/18	1,925	1,921
Colgate-Palmolive Co.	1.750%	3/15/19	5,950	5,952
ConAgra Foods Inc.	1.350%	9/10/15	3,000	3,019
ConAgra Foods Inc.	1.300%	1/25/16	7,285	7,333
ConAgra Foods Inc.	5.819%	6/15/17	1,526	1,704
ConAgra Foods Inc.	1.900%	1/25/18	8,450	8,449
Covidien International Finance SA	6.000%	10/15/17	9,575	10,861
CR Bard Inc.	1.375%	1/15/18	3,738	3,712
Delhaize Group SA	6.500%	6/15/17	2,450	2,750
Delhaize Group SA	4.125%	4/10/19	3,423	3,629

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
DENTSPLY International Inc.	2.750%	8/15/16	525	542
Diageo Capital plc	0.625%	4/29/16	4,500	4,494
Diageo Capital plc	5.500%	9/30/16	1,700	1,860
Diageo Capital plc	1.500%	5/11/17	7,078	7,150
Diageo Capital plc	5.750%	10/23/17	6,992	7,921
Diageo Capital plc	1.125%	4/29/18	3,850	3,783
Diageo Finance BV	5.300%	10/28/15	3,100	3,273
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	3,110	3,203
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	4,170	4,878
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	750	760
Edwards Lifesciences Corp.	2.875%	10/15/18	3,300	3,370
Eli Lilly & Co.	5.200%	3/15/17	6,400	7,079
Eli Lilly & Co.	1.950%	3/15/19	3,250	3,261
Express Scripts Holding Co.	3.125%	5/15/16	11,650	12,097
Express Scripts Holding Co.	2.650%	2/15/17	8,600	8,890
Express Scripts Holding Co.	7.250%	6/15/19	4,790	5,838
Genentech Inc.	4.750%	7/15/15	6,186	6,421
General Mills Inc.	0.875%	1/29/16	1,140	1,144
General Mills Inc.	5.700%	2/15/17	6,325	7,017
General Mills Inc.	5.650%	2/15/19	6,415	7,418
Gilead Sciences Inc.	3.050%	12/1/16	5,690	5,951
Gilead Sciences Inc.	2.050%	4/1/19	3,400	3,413
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	7,625	7,650
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	16,900	19,333
GlaxoSmithKline Capital plc	1.500%	5/8/17	10,875	10,988
Hasbro Inc.	6.300%	9/15/17	1,975	2,238
Hershey Co.	5.450%	9/1/16	1,400	1,532
Hershey Co.	1.500%	11/1/16	4,350	4,429
Hillshire Brands Co.	2.750%	9/15/15	1,125	1,147
Ingredion Inc.	3.200%	11/1/15	2,750	2,828
Johnson & Johnson	2.150%	5/15/16	3,370	3,458
Johnson & Johnson	5.550%	8/15/17	3,800	4,294
Johnson & Johnson	5.150%	7/15/18	6,450	7,333
Johnson & Johnson	1.650%	12/5/18	4,750	4,787
Kellogg Co.	4.450%	5/30/16	5,375	5,711
Kellogg Co.	1.875%	11/17/16	5,100	5,190
Kellogg Co.	1.750%	5/17/17	2,775	2,811
Kellogg Co.	3.250%	5/21/18	450	473
Kimberly-Clark Corp.	6.125%	8/1/17	9,671	11,018
Kimberly-Clark Corp.	6.250%	7/15/18	1,478	1,733
Kimberly-Clark Corp.	7.500%	11/1/18	1,075	1,317
Kimberly-Clark Corp.	1.900%	5/22/19	1,000	996
Koninklijke Philips NV	5.750%	3/11/18	9,850	11,201
Kraft Foods Group Inc.	2.250%	6/5/17	7,499	7,676
Kraft Foods Group Inc.	6.125%	8/23/18	6,025	6,966
Kroger Co.	3.900%	10/1/15	3,200	3,309
Kroger Co.	2.200%	1/15/17	2,950	3,024
Kroger Co.	6.400%	8/15/17	6,406	7,293
Kroger Co.	6.800%	12/15/18	425	504
Kroger Co.	2.300%	1/15/19	3,525	3,551
Laboratory Corp. of America Holdings	5.625%	12/15/15	1,475	1,568
Laboratory Corp. of America Holdings	3.125%	5/15/16	100	104
Laboratory Corp. of America Holdings	2.200%	8/23/17	5,100	5,177
Life Technologies Corp.	3.500%	1/15/16	700	724
Lorillard Tobacco Co.	3.500%	8/4/16	5,465	5,695

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lorillard Tobacco Co.	2.300%	8/21/17	2,215	2,251
Lorillard Tobacco Co.	8.125%	6/23/19	3,842	4,774
Mattel Inc.	2.500%	11/1/16	1,655	1,706
Mattel Inc.	2.350%	5/6/19	2,600	2,600
McKesson Corp.	0.950%	12/4/15	900	903
McKesson Corp.	3.250%	3/1/16	6,150	6,364
McKesson Corp.	5.700%	3/1/17	1,900	2,113
McKesson Corp.	1.400%	3/15/18	2,100	2,073
McKesson Corp.	7.500%	2/15/19	4,200	5,148
McKesson Corp.	2.284%	3/15/19	8,000	8,011
Medco Health Solutions Inc.	2.750%	9/15/15	5,550	5,673
Medco Health Solutions Inc.	7.125%	3/15/18	8,925	10,489
Medtronic Inc.	4.750%	9/15/15	800	836
Medtronic Inc.	2.625%	3/15/16	5,300	5,437
Medtronic Inc.	1.375%	4/1/18	5,850	5,814
Medtronic Inc.	5.600%	3/15/19	3,625	4,191
Merck & Co. Inc.	2.250%	1/15/16	6,275	6,425
Merck & Co. Inc.	6.000%	9/15/17	6,600	7,524
Merck & Co. Inc.	1.100%	1/31/18	9,876	9,754
Merck & Co. Inc.	1.300%	5/18/18	10,800	10,714
Merck Sharp & Dohme Corp.	5.000%	6/30/19	4,125	4,685
Molson Coors Brewing Co.	2.000%	5/1/17	1,100	1,119
Mondelez International Inc.	4.125%	2/9/16	9,100	9,535
Mondelez International Inc.	6.500%	8/11/17	8,657	9,873
Mondelez International Inc.	6.125%	2/1/18	7,575	8,664
Mondelez International Inc.	6.125%	8/23/18	1,800	2,082
Mondelez International Inc.	2.250%	2/1/19	1,225	1,227
Mylan Inc.	1.800%	6/24/16	3,550	3,599
Mylan Inc.	1.350%	11/29/16	1,675	1,680
Mylan Inc.	2.600%	6/24/18	6,225	6,349
Mylan Inc.	2.550%	3/28/19	3,900	3,921
Newell Rubbermaid Inc.	2.000%	6/15/15	375	379
Newell Rubbermaid Inc.	2.050%	12/1/17	2,700	2,722
Novartis Securities Investment Ltd.	5.125%	2/10/19	18,770	21,313
PepsiAmericas Inc.	5.000%	5/15/17	750	827
PepsiCo Inc.	2.500%	5/10/16	8,900	9,174
PepsiCo Inc.	0.950%	2/22/17	1,300	1,298
PepsiCo Inc.	1.250%	8/13/17	9,917	9,939
PepsiCo Inc.	5.000%	6/1/18	11,306	12,687
PepsiCo Inc.	7.900%	11/1/18	10,544	13,075
PepsiCo Inc.	2.250%	1/7/19	3,275	3,336
2 Perrigo Co. plc	1.300%	11/8/16	1,500	1,498
2 Perrigo Co. plc	2.300%	11/8/18	3,800	3,793
Pfizer Inc.	0.900%	1/15/17	3,450	3,449
Pfizer Inc.	1.100%	5/15/17	5,000	5,015
Pfizer Inc.	1.500%	6/15/18	7,807	7,795
Pfizer Inc.	6.200%	3/15/19	19,829	23,361
Pfizer Inc.	2.100%	5/15/19	9,400	9,466
Pharmacia Corp.	6.500%	12/1/18	1,340	1,596
Philip Morris International Inc.	2.500%	5/16/16	8,350	8,610
Philip Morris International Inc.	1.625%	3/20/17	7,375	7,473
Philip Morris International Inc.	1.125%	8/21/17	6,325	6,305
Philip Morris International Inc.	5.650%	5/16/18	6,825	7,785
Philip Morris International Inc.	1.875%	1/15/19	8,625	8,608
Procter & Gamble Co.	3.150%	9/1/15	4,275	4,398

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Procter & Gamble Co.	1.800%	11/15/15	5,050	5,135
Procter & Gamble Co.	4.850%	12/15/15	5,531	5,846
Procter & Gamble Co.	1.450%	8/15/16	7,608	7,719
Procter & Gamble Co.	1.600%	11/15/18	3,600	3,604
Procter & Gamble Co.	4.700%	2/15/19	7,235	8,150
Quest Diagnostics Inc.	5.450%	11/1/15	1,140	1,200
Quest Diagnostics Inc.	3.200%	4/1/16	2,100	2,172
Quest Diagnostics Inc.	6.400%	7/1/17	1,725	1,950
Quest Diagnostics Inc.	2.700%	4/1/19	2,000	2,020
Reynolds American Inc.	1.050%	10/30/15	1,050	1,051
Reynolds American Inc.	6.750%	6/15/17	4,850	5,517
Reynolds American Inc.	7.750%	6/1/18	1,350	1,611
Safeway Inc.	6.350%	8/15/17	1,313	1,421
Safeway Inc.	5.000%	8/15/19	2,000	2,060
Sanofi	2.625%	3/29/16	12,346	12,745
Sanofi	1.250%	4/10/18	8,114	8,017
St. Jude Medical Inc.	2.500%	1/15/16	6,787	6,955
Stryker Corp.	2.000%	9/30/16	2,777	2,845
Stryker Corp.	1.300%	4/1/18	4,050	4,008
Sysco Corp.	5.250%	2/12/18	4,250	4,743
Sysco Corp.	5.375%	3/17/19	150	171
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	5,555	5,706
Thermo Fisher Scientific Inc.	3.200%	3/1/16	5,885	6,094
Thermo Fisher Scientific Inc.	2.250%	8/15/16	8,975	9,188
Thermo Fisher Scientific Inc.	1.300%	2/1/17	3,300	3,302
Thermo Fisher Scientific Inc.	1.850%	1/15/18	1,600	1,610
Thermo Fisher Scientific Inc.	2.400%	2/1/19	4,825	4,873
Tyson Foods Inc.	6.600%	4/1/16	5,285	5,724
Tyson Foods Inc.	2.650%	8/15/19	7,000	7,097
Unilever Capital Corp.	0.450%	7/30/15	1,030	1,031
Unilever Capital Corp.	2.750%	2/10/16	2,500	2,578
Unilever Capital Corp.	0.850%	8/2/17	3,575	3,549
Unilever Capital Corp.	4.800%	2/15/19	1,975	2,222
Unilever Capital Corp.	2.200%	3/6/19	3,450	3,510
UST LLC	5.750%	3/1/18	1,975	2,241
Whirlpool Corp.	1.350%	3/1/17	2,150	2,148
Whirlpool Corp.	2.400%	3/1/19	2,800	2,814
Wyeth LLC	5.500%	2/15/16	5,325	5,703
Wyeth LLC	5.450%	4/1/17	5,545	6,160
Zimmer Holdings Inc.	1.400%	11/30/14	1,225	1,228
Zoetis Inc.	1.150%	2/1/16	2,925	2,937
Zoetis Inc.	1.875%	2/1/18	3,025	3,028

Energy (8.2%)
Anadarko Petroleum Corp.	5.950%	9/15/16	10,466	11,499
Anadarko Petroleum Corp.	6.375%	9/15/17	11,950	13,634
Anadarko Petroleum Corp.	8.700%	3/15/19	4,225	5,394
Anadarko Petroleum Corp.	6.950%	6/15/19	700	848
Apache Corp.	5.625%	1/15/17	3,500	3,864
Apache Corp.	1.750%	4/15/17	3,850	3,904
Apache Corp.	6.900%	9/15/18	1,775	2,113
Baker Hughes Inc.	7.500%	11/15/18	825	1,010
Boardwalk Pipelines LP	5.500%	2/1/17	2,200	2,388
Boardwalk Pipelines LP	5.750%	9/15/19	2,000	2,202
BP Capital Markets plc	3.125%	10/1/15	14,950	15,377

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
BP Capital Markets plc	0.700%	11/6/15	3,435	3,442
BP Capital Markets plc	3.200%	3/11/16	10,130	10,543
BP Capital Markets plc	2.248%	11/1/16	4,390	4,514
BP Capital Markets plc	1.846%	5/5/17	8,007	8,148
BP Capital Markets plc	1.375%	11/6/17	7,900	7,890
BP Capital Markets plc	1.375%	5/10/18	9,050	8,954
BP Capital Markets plc	2.241%	9/26/18	7,050	7,155
BP Capital Markets plc	4.750%	3/10/19	4,150	4,636
BP Capital Markets plc	2.237%	5/10/19	6,975	7,017
Buckeye Partners LP	6.050%	1/15/18	2,525	2,837
Buckeye Partners LP	2.650%	11/15/18	2,500	2,528
Cameron International Corp.	1.150%	12/15/16	2,100	2,099
Cameron International Corp.	6.375%	7/15/18	3,550	4,126
Canadian Natural Resources Ltd.	5.700%	5/15/17	7,191	8,014
Canadian Natural Resources Ltd.	5.900%	2/1/18	975	1,110
CenterPoint Energy Resources Corp.	6.150%	5/1/16	1,600	1,741
CenterPoint Energy Resources Corp.	6.125%	11/1/17	900	1,029
CenterPoint Energy Resources Corp.	6.000%	5/15/18	4,000	4,582
Chevron Corp.	0.889%	6/24/16	6,000	6,036
Chevron Corp.	1.104%	12/5/17	8,075	8,019
Chevron Corp.	1.718%	6/24/18	13,775	13,880
Chevron Corp.	4.950%	3/3/19	8,825	10,004
Colorado Interstate Gas Co. LLC	6.800%	11/15/15	3,426	3,669
ConocoPhillips	5.200%	5/15/18	1,325	1,492
ConocoPhillips	6.650%	7/15/18	2,000	2,366
ConocoPhillips	5.750%	2/1/19	12,904	14,935
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	9,050	9,950
ConocoPhillips Co.	1.050%	12/15/17	6,900	6,839
DCP Midstream Operating LP	3.250%	10/1/15	200	205
DCP Midstream Operating LP	2.500%	12/1/17	6,755	6,917
DCP Midstream Operating LP	2.700%	4/1/19	3,025	3,066
Devon Energy Corp.	2.400%	7/15/16	2,075	2,131
Devon Energy Corp.	1.200%	12/15/16	700	703
Devon Energy Corp.	1.875%	5/15/17	6,595	6,694
Devon Energy Corp.	2.250%	12/15/18	6,875	6,939
Devon Energy Corp.	6.300%	1/15/19	4,065	4,756
Diamond Offshore Drilling Inc.	5.875%	5/1/19	3,075	3,565
El Paso Natural Gas Co. LLC	5.950%	4/15/17	4,050	4,497
2 Enable Midstream Partners LP	2.400%	5/15/19	3,700	3,690
Enbridge Energy Partners LP	5.875%	12/15/16	1,729	1,908
Enbridge Energy Partners LP	6.500%	4/15/18	4,766	5,517
Enbridge Energy Partners LP	9.875%	3/1/19	1,325	1,736
Enbridge Inc.	5.600%	4/1/17	2,653	2,938
Encana Corp.	5.900%	12/1/17	2,700	3,058
Encana Corp.	6.500%	5/15/19	2,600	3,079
Energy Transfer Partners LP	6.125%	2/15/17	5,500	6,115
Energy Transfer Partners LP	6.700%	7/1/18	8,025	9,361
Energy Transfer Partners LP	9.700%	3/15/19	2,000	2,597
Energy Transfer Partners LP	9.000%	4/15/19	1,425	1,810
EnLink Midstream Partners LP	2.700%	4/1/19	2,250	2,281
Ensco plc	3.250%	3/15/16	10,263	10,623
Enterprise Products Operating LLC	5.000%	3/1/15	606	620
Enterprise Products Operating LLC	3.200%	2/1/16	4,125	4,271
Enterprise Products Operating LLC	6.300%	9/15/17	4,650	5,313
Enterprise Products Operating LLC	6.650%	4/15/18	2,450	2,867

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	6.500%	1/31/19	6,100	7,220
1 Enterprise Products Operating LLC	8.375%	8/1/66	3,600	4,019
1 Enterprise Products Operating LLC	7.034%	1/15/68	6,265	7,079
EOG Resources Inc.	2.500%	2/1/16	2,300	2,357
EOG Resources Inc.	5.875%	9/15/17	1,700	1,921
EOG Resources Inc.	6.875%	10/1/18	1,675	1,999
EOG Resources Inc.	5.625%	6/1/19	6,627	7,662
EQT Corp.	6.500%	4/1/18	2,750	3,160
EQT Corp.	8.125%	6/1/19	4,025	4,994
FMC Technologies Inc.	2.000%	10/1/17	2,240	2,264
Halliburton Co.	1.000%	8/1/16	1,750	1,760
Halliburton Co.	2.000%	8/1/18	1,750	1,772
Halliburton Co.	5.900%	9/15/18	4,775	5,531
Hess Corp.	1.300%	6/15/17	2,000	1,998
Hess Corp.	8.125%	2/15/19	4,968	6,196
Husky Energy Inc.	6.150%	6/15/19	510	592
Kinder Morgan Energy Partners LP	3.500%	3/1/16	350	363
Kinder Morgan Energy Partners LP	6.000%	2/1/17	3,750	4,154
Kinder Morgan Energy Partners LP	5.950%	2/15/18	9,250	10,438
Kinder Morgan Energy Partners LP	2.650%	2/1/19	525	529
Kinder Morgan Energy Partners LP	9.000%	2/1/19	2,150	2,718
Magellan Midstream Partners LP	5.650%	10/15/16	1,525	1,670
Magellan Midstream Partners LP	6.550%	7/15/19	3,696	4,373
Marathon Oil Corp.	0.900%	11/1/15	4,425	4,436
Marathon Oil Corp.	6.000%	10/1/17	2,825	3,202
Marathon Oil Corp.	5.900%	3/15/18	5,702	6,494
Marathon Petroleum Corp.	3.500%	3/1/16	2,700	2,803
Murphy Oil Corp.	2.500%	12/1/17	4,600	4,709
Nabors Industries Inc.	2.350%	9/15/16	1,550	1,589
Nabors Industries Inc.	6.150%	2/15/18	5,750	6,539
Nabors Industries Inc.	9.250%	1/15/19	1,550	1,975
National Oilwell Varco Inc.	1.350%	12/1/17	2,500	2,498
Nisource Finance Corp.	5.250%	9/15/17	2,900	3,215
Nisource Finance Corp.	6.400%	3/15/18	9,100	10,485
Nisource Finance Corp.	6.800%	1/15/19	1,975	2,342
Noble Holding International Ltd.	3.050%	3/1/16	4,150	4,277
Noble Holding International Ltd.	2.500%	3/15/17	1,300	1,328
Occidental Petroleum Corp.	2.500%	2/1/16	2,075	2,131
Occidental Petroleum Corp.	4.125%	6/1/16	4,450	4,710
Occidental Petroleum Corp.	1.750%	2/15/17	10,500	10,668
Occidental Petroleum Corp.	1.500%	2/15/18	4,860	4,845
ONEOK Partners LP	3.250%	2/1/16	4,750	4,909
ONEOK Partners LP	6.150%	10/1/16	2,450	2,708
ONEOK Partners LP	2.000%	10/1/17	3,425	3,467
ONEOK Partners LP	3.200%	9/15/18	600	626
ONEOK Partners LP	8.625%	3/1/19	4,075	5,121
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	950	1,086
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	2,575	2,987
Petro-Canada	6.050%	5/15/18	3,025	3,482
Phillips 66	2.950%	5/1/17	13,425	14,026
Pioneer Natural Resources Co.	5.875%	7/15/16	5,030	5,462
Pioneer Natural Resources Co.	6.650%	3/15/17	1,050	1,184
Pioneer Natural Resources Co.	6.875%	5/1/18	3,325	3,895
Plains All American Pipeline LP / PAA Finance
Corp.	3.950%	9/15/15	1,700	1,755

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA Finance
Corp.	6.125%	1/15/17	1,800	2,005
Plains All American Pipeline LP / PAA Finance
Corp.	6.500%	5/1/18	3,100	3,603
Plains All American Pipeline LP / PAA Finance
Corp.	8.750%	5/1/19	890	1,138
Pride International Inc.	8.500%	6/15/19	625	789
Questar Corp.	2.750%	2/1/16	275	282
Rowan Cos. Inc.	5.000%	9/1/17	1,700	1,847
Rowan Cos. Inc.	7.875%	8/1/19	3,700	4,553
Shell International Finance BV	3.250%	9/22/15	7,525	7,746
Shell International Finance BV	0.625%	12/4/15	5,225	5,232
Shell International Finance BV	0.900%	11/15/16	1,500	1,503
Shell International Finance BV	5.200%	3/22/17	6,200	6,850
Shell International Finance BV	1.125%	8/21/17	10,295	10,280
Shell International Finance BV	1.900%	8/10/18	7,350	7,434
Shell International Finance BV	2.000%	11/15/18	9,025	9,164
2 Southern Natural Gas Co. LLC	5.900%	4/1/17	2,858	3,174
Southwestern Energy Co.	7.500%	2/1/18	3,406	4,036
Spectra Energy Capital LLC	6.200%	4/15/18	1,300	1,485
Spectra Energy Partners LP	2.950%	9/25/18	3,825	3,967
Suncor Energy Inc.	6.100%	6/1/18	11,381	13,133
Sunoco Inc.	5.750%	1/15/17	1,100	1,204
Talisman Energy Inc.	7.750%	6/1/19	4,800	5,914
Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	2,775	3,183
Texas Gas Transmission LLC	4.600%	6/1/15	175	180
Total Capital Canada Ltd.	1.450%	1/15/18	4,333	4,332
Total Capital International SA	0.750%	1/25/16	5,835	5,850
Total Capital International SA	1.000%	8/12/16	1,000	1,005
Total Capital International SA	1.500%	2/17/17	9,075	9,173
Total Capital International SA	1.550%	6/28/17	8,501	8,582
Total Capital International SA	2.125%	1/10/19	5,334	5,398
Total Capital International SA	2.100%	6/19/19	5,000	5,032
Total Capital SA	3.125%	10/2/15	5,150	5,294
Total Capital SA	2.300%	3/15/16	3,750	3,845
Total Capital SA	2.125%	8/10/18	10,775	10,941
TransCanada PipeLines Ltd.	0.750%	1/15/16	7,125	7,139
TransCanada PipeLines Ltd.	6.500%	8/15/18	5,317	6,271
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,392	2,898
1 TransCanada PipeLines Ltd.	6.350%	5/15/67	5,625	5,850
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,375	1,570
Transocean Inc.	4.950%	11/15/15	5,195	5,434
Transocean Inc.	5.050%	12/15/16	8,250	8,899
Transocean Inc.	2.500%	10/15/17	3,740	3,789
Transocean Inc.	6.000%	3/15/18	9,814	10,925
Valero Energy Corp.	6.125%	6/15/17	4,800	5,418
Valero Energy Corp.	9.375%	3/15/19	4,598	5,969
Weatherford International LLC	6.350%	6/15/17	5,500	6,207
Weatherford International Ltd.	5.500%	2/15/16	1,705	1,812
Weatherford International Ltd.	6.000%	3/15/18	2,125	2,410
Weatherford International Ltd.	9.625%	3/1/19	6,247	8,109
Western Gas Partners LP	2.600%	8/15/18	3,650	3,735
Williams Partners LP/Williams Partners Finance
Corp.	7.250%	2/1/17	3,125	3,543
XTO Energy Inc.	6.250%	8/1/17	3,485	3,986

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
XTO Energy Inc.	5.500%	6/15/18	6,100	6,988
XTO Energy Inc.	6.500%	12/15/18	625	746

Other Industrial (0.1%)
Cintas Corp. No 2	6.125%	12/1/17	875	986
URS Corp.	3.850%	4/1/17	2,500	2,594
Yale University Connecticut GO	2.086%	4/15/19	1,400	1,413

Technology (6.0%)
Agilent Technologies Inc.	6.500%	11/1/17	1,725	1,973
Altera Corp.	1.750%	5/15/17	5,575	5,623
Altera Corp.	2.500%	11/15/18	4,500	4,568
Amphenol Corp.	2.550%	1/30/19	5,375	5,442
Analog Devices Inc.	3.000%	4/15/16	5,775	5,975
Apple Inc.	0.450%	5/3/16	9,715	9,711
Apple Inc.	1.050%	5/5/17	9,400	9,409
Apple Inc.	1.000%	5/3/18	22,075	21,612
Apple Inc.	2.100%	5/6/19	13,725	13,809
Applied Materials Inc.	2.650%	6/15/16	3,800	3,914
Arrow Electronics Inc.	3.375%	11/1/15	500	514
Autodesk Inc.	1.950%	12/15/17	2,025	2,045
Avnet Inc.	6.625%	9/15/16	1,600	1,769
Baidu Inc.	2.250%	11/28/17	5,900	5,982
Baidu Inc.	3.250%	8/6/18	4,400	4,565
Baidu Inc.	2.750%	6/9/19	6,025	6,055
Broadcom Corp.	2.700%	11/1/18	1,775	1,830
CA Inc.	2.875%	8/15/18	1,850	1,886
Cisco Systems Inc.	5.500%	2/22/16	20,675	22,172
Cisco Systems Inc.	1.100%	3/3/17	6,750	6,773
Cisco Systems Inc.	3.150%	3/14/17	3,750	3,958
Cisco Systems Inc.	4.950%	2/15/19	15,025	16,935
Cisco Systems Inc.	2.125%	3/1/19	12,700	12,789
Computer Sciences Corp.	2.500%	9/15/15	1,000	1,017
Computer Sciences Corp.	6.500%	3/15/18	5,450	6,240
Corning Inc.	1.450%	11/15/17	2,850	2,855
Corning Inc.	6.625%	5/15/19	275	329
Dun & Bradstreet Corp.	2.875%	11/15/15	1,625	1,659
Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,176
EMC Corp.	1.875%	6/1/18	15,700	15,758
Equifax Inc.	6.300%	7/1/17	1,300	1,468
Fidelity National Information Services Inc.	1.450%	6/5/17	2,300	2,297
Fidelity National Information Services Inc.	2.000%	4/15/18	475	475
Fiserv Inc.	3.125%	6/15/16	5,855	6,064
Fiserv Inc.	6.800%	11/20/17	1,725	1,984
Google Inc.	2.125%	5/19/16	7,450	7,649
Harris Corp.	5.950%	12/1/17	1,675	1,899
Harris Corp.	6.375%	6/15/19	1,425	1,642
Hewlett-Packard Co.	2.125%	9/13/15	6,810	6,919
Hewlett-Packard Co.	2.200%	12/1/15	2,130	2,171
Hewlett-Packard Co.	2.650%	6/1/16	5,105	5,261
Hewlett-Packard Co.	3.000%	9/15/16	7,622	7,916
Hewlett-Packard Co.	3.300%	12/9/16	4,105	4,299
Hewlett-Packard Co.	5.400%	3/1/17	3,125	3,450
Hewlett-Packard Co.	2.600%	9/15/17	7,400	7,644
Hewlett-Packard Co.	5.500%	3/1/18	6,200	7,002

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hewlett-Packard Co.	2.750%	1/14/19	11,600	11,868
Intel Corp.	1.950%	10/1/16	9,950	10,194
Intel Corp.	1.350%	12/15/17	18,300	18,297
International Business Machines Corp.	2.000%	1/5/16	3,900	3,981
International Business Machines Corp.	0.450%	5/6/16	6,825	6,811
International Business Machines Corp.	1.950%	7/22/16	14,755	15,106
International Business Machines Corp.	1.250%	2/6/17	6,225	6,265
International Business Machines Corp.	5.700%	9/14/17	17,206	19,466
International Business Machines Corp.	1.250%	2/8/18	10,675	10,649
International Business Machines Corp.	7.625%	10/15/18	7,954	9,768
International Business Machines Corp.	1.950%	2/12/19	2,000	2,007
Intuit Inc.	5.750%	3/15/17	2,475	2,742
Jabil Circuit Inc.	7.750%	7/15/16	3,450	3,864
Jabil Circuit Inc.	8.250%	3/15/18	1,550	1,825
Juniper Networks Inc.	3.100%	3/15/16	1,550	1,592
KLA-Tencor Corp.	6.900%	5/1/18	4,475	5,232
Lexmark International Inc.	6.650%	6/1/18	1,100	1,239
Maxim Integrated Products Inc.	2.500%	11/15/18	3,285	3,325
Microsoft Corp.	1.625%	9/25/15	6,875	6,969
Microsoft Corp.	2.500%	2/8/16	5,327	5,490
Microsoft Corp.	0.875%	11/15/17	3,100	3,074
Microsoft Corp.	1.000%	5/1/18	2,083	2,058
Microsoft Corp.	1.625%	12/6/18	8,250	8,248
Microsoft Corp.	4.200%	6/1/19	6,725	7,442
Motorola Solutions Inc.	6.000%	11/15/17	3,500	3,981
National Semiconductor Corp.	6.600%	6/15/17	2,350	2,698
NetApp Inc.	2.000%	12/15/17	4,455	4,498
Oracle Corp.	5.250%	1/15/16	5,783	6,156
Oracle Corp.	1.200%	10/15/17	14,300	14,250
Oracle Corp.	5.750%	4/15/18	19,324	22,113
Oracle Corp.	2.375%	1/15/19	12,800	13,036
Oracle Corp.	5.000%	7/8/19	9,475	10,729
Pitney Bowes Inc.	4.750%	1/15/16	3,750	3,941
Pitney Bowes Inc.	5.750%	9/15/17	3,080	3,409
Pitney Bowes Inc.	5.600%	3/15/18	725	805
Pitney Bowes Inc.	4.750%	5/15/18	2,750	2,952
2 Seagate HDD Cayman	3.750%	11/15/18	8,375	8,542
Symantec Corp.	2.750%	9/15/15	1,700	1,733
Symantec Corp.	2.750%	6/15/17	3,675	3,768
Tech Data Corp.	3.750%	9/21/17	1,700	1,782
Texas Instruments Inc.	2.375%	5/16/16	5,600	5,773
Texas Instruments Inc.	1.000%	5/1/18	5,150	5,049
Texas Instruments Inc.	1.650%	8/3/19	4,334	4,261
Total System Services Inc.	2.375%	6/1/18	3,125	3,118
Tyco Electronics Group SA	6.550%	10/1/17	3,575	4,106
Tyco Electronics Group SA	2.375%	12/17/18	775	782
Tyco Electronics Group SA	2.350%	8/1/19	3,550	3,566
Xerox Corp.	6.400%	3/15/16	3,500	3,789
Xerox Corp.	6.750%	2/1/17	3,250	3,660
Xerox Corp.	2.950%	3/15/17	4,650	4,838
Xerox Corp.	6.350%	5/15/18	4,220	4,863
Xerox Corp.	2.750%	3/15/19	4,500	4,577
Xerox Corp.	5.625%	12/15/19	1,367	1,565
Xilinx Inc.	2.125%	3/15/19	3,275	3,274

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Transportation (1.1%)
Burlington Northern Santa Fe LLC	5.650%	5/1/17	750	837
Burlington Northern Santa Fe LLC	5.750%	3/15/18	5,400	6,152
Canadian National Railway Co.	5.800%	6/1/16	700	763
Canadian National Railway Co.	1.450%	12/15/16	1,200	1,216
Canadian National Railway Co.	5.850%	11/15/17	1,000	1,139
Canadian National Railway Co.	5.550%	5/15/18	2,190	2,490
Canadian National Railway Co.	5.550%	3/1/19	3,225	3,726
Canadian Pacific Railway Co.	6.500%	5/15/18	1,389	1,618
Canadian Pacific Railway Co.	7.250%	5/15/19	2,880	3,523
Con-way Inc.	7.250%	1/15/18	1,500	1,739
1 Continental Airlines 2009-1 Pass Through Trust	9.000%	1/8/18	746	838
CSX Corp.	5.600%	5/1/17	1,795	1,993
CSX Corp.	7.900%	5/1/17	500	583
CSX Corp.	6.250%	3/15/18	6,750	7,798
CSX Corp.	7.375%	2/1/19	1,200	1,462
1 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,958	2,107
FedEx Corp.	8.000%	1/15/19	4,100	5,099
JB Hunt Transport Services Inc.	3.375%	9/15/15	300	308
JB Hunt Transport Services Inc.	2.400%	3/15/19	2,500	2,521
Norfolk Southern Corp.	5.750%	1/15/16	3,300	3,522
Norfolk Southern Corp.	7.700%	5/15/17	800	935
Norfolk Southern Corp.	5.750%	4/1/18	3,625	4,126
Norfolk Southern Corp.	5.900%	6/15/19	4,700	5,480
Ryder System Inc.	7.200%	9/1/15	325	346
Ryder System Inc.	3.600%	3/1/16	3,850	4,011
Ryder System Inc.	5.850%	11/1/16	100	110
Ryder System Inc.	2.500%	3/1/17	4,350	4,476
Ryder System Inc.	3.500%	6/1/17	2,325	2,452
Ryder System Inc.	2.500%	3/1/18	1,075	1,105
Ryder System Inc.	2.450%	11/15/18	4,925	5,005
Ryder System Inc.	2.350%	2/26/19	500	502
Ryder System Inc.	2.550%	6/1/19	250	253
Ryder System Inc.	2.450%	9/3/19	1,200	1,204
Southwest Airlines Co.	5.750%	12/15/16	1,640	1,800
Southwest Airlines Co.	5.125%	3/1/17	1,600	1,737
1 UAL 2009-1 Pass Through Trust	10.400%	5/1/18	1,181	1,328
1 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	3,400	3,859
Union Pacific Corp.	5.750%	11/15/17	2,200	2,501
Union Pacific Corp.	5.700%	8/15/18	1,825	2,102
Union Pacific Corp.	2.250%	2/15/19	2,800	2,844
United Parcel Service Inc.	1.125%	10/1/17	2,825	2,821
United Parcel Service Inc.	5.500%	1/15/18	4,950	5,602
United Parcel Service Inc.	5.125%	4/1/19	6,375	7,241
				4,882,290
Utilities (5.2%)
Electric (4.7%)
Alabama Power Co.	0.550%	10/15/15	1,900	1,902
Alabama Power Co.	5.500%	10/15/17	1,925	2,161
Ameren Illinois Co.	6.125%	11/15/17	625	717
American Electric Power Co. Inc.	1.650%	12/15/17	3,775	3,789
Appalachian Power Co.	5.000%	6/1/17	200	219
Arizona Public Service Co.	8.750%	3/1/19	5,325	6,830
Avista Corp.	5.950%	6/1/18	1,450	1,658
Baltimore Gas & Electric Co.	5.900%	10/1/16	2,250	2,476

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Berkshire Hathaway Energy Co.	1.100%	5/15/17	5,700	5,675
Berkshire Hathaway Energy Co.	5.750%	4/1/18	3,325	3,784
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,725	1,727
CenterPoint Energy Inc.	6.500%	5/1/18	4,328	5,023
Cleco Power LLC	6.650%	6/15/18	817	947
Cleveland Electric Illuminating Co.	7.880%	11/1/17	575	686
CMS Energy Corp.	4.250%	9/30/15	1,500	1,555
CMS Energy Corp.	6.550%	7/17/17	1,000	1,141
CMS Energy Corp.	5.050%	2/15/18	1,000	1,107
CMS Energy Corp.	8.750%	6/15/19	4,475	5,756
Commonwealth Edison Co.	5.950%	8/15/16	700	770
Commonwealth Edison Co.	1.950%	9/1/16	500	512
Commonwealth Edison Co.	6.150%	9/15/17	1,475	1,682
Commonwealth Edison Co.	5.800%	3/15/18	4,805	5,486
Commonwealth Edison Co.	2.150%	1/15/19	7,375	7,442
Connecticut Light & Power Co.	5.650%	5/1/18	2,750	3,131
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	4,772	5,065
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	5,563	6,075
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	2,725	3,116
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	3,575	4,308
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	975	1,167
Consumers Energy Co.	5.500%	8/15/16	640	697
Consumers Energy Co.	5.150%	2/15/17	1,000	1,098
Consumers Energy Co.	5.650%	9/15/18	2,000	2,293
Consumers Energy Co.	6.125%	3/15/19	5,400	6,337
Dayton Power & Light Co.	1.875%	9/15/16	1,975	2,009
Dominion Resources Inc.	2.250%	9/1/15	1,825	1,855
Dominion Resources Inc.	1.950%	8/15/16	6,180	6,297
Dominion Resources Inc.	1.250%	3/15/17	400	400
Dominion Resources Inc.	1.400%	9/15/17	4,625	4,607
Dominion Resources Inc.	6.000%	11/30/17	2,100	2,387
Dominion Resources Inc.	6.400%	6/15/18	2,025	2,352
Dominion Resources Inc.	8.875%	1/15/19	3,450	4,401
Dominion Resources Inc.	5.200%	8/15/19	2,650	3,025
1 Dominion Resources Inc.	7.500%	6/30/66	1,100	1,191
DTE Electric Co.	5.600%	6/15/18	850	972
DTE Energy Co.	6.350%	6/1/16	2,365	2,587
Duke Energy Carolinas LLC	5.300%	10/1/15	3,800	4,000
Duke Energy Carolinas LLC	1.750%	12/15/16	5,125	5,231
Duke Energy Carolinas LLC	5.100%	4/15/18	1,550	1,738
Duke Energy Carolinas LLC	7.000%	11/15/18	2,250	2,711
Duke Energy Corp.	2.150%	11/15/16	3,500	3,599
Duke Energy Corp.	1.625%	8/15/17	7,100	7,166
Duke Energy Corp.	2.100%	6/15/18	3,350	3,379
Duke Energy Corp.	6.250%	6/15/18	2,000	2,311
Duke Energy Florida Inc.	5.100%	12/1/15	2,150	2,273
Duke Energy Florida Inc.	5.800%	9/15/17	265	300
Duke Energy Florida Inc.	5.650%	6/15/18	5,725	6,563
Duke Energy Indiana Inc.	6.050%	6/15/16	1,000	1,091
Duke Energy Ohio Inc.	5.450%	4/1/19	3,855	4,419
Duke Energy Progress Inc.	5.150%	4/1/15	237	243
Duke Energy Progress Inc.	5.300%	1/15/19	3,300	3,760
Edison International	3.750%	9/15/17	4,625	4,920
Entergy Corp.	4.700%	1/15/17	6,075	6,517
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	2,325	2,665

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Entergy Louisiana LLC	6.500%	9/1/18	3,075	3,599
Entergy Texas Inc.	7.125%	2/1/19	3,035	3,654
Exelon Generation Co. LLC	6.200%	10/1/17	4,615	5,227
Florida Power & Light Co.	5.550%	11/1/17	1,500	1,697
Georgia Power Co.	0.750%	8/10/15	3,550	3,559
Georgia Power Co.	0.625%	11/15/15	3,725	3,729
Georgia Power Co.	5.700%	6/1/17	1,300	1,455
Georgia Power Co.	5.400%	6/1/18	2,500	2,819
Indiana Michigan Power Co.	7.000%	3/15/19	2,230	2,686
1 Integrys Energy Group Inc.	6.110%	12/1/66	2,700	2,768
Jersey Central Power & Light Co.	5.625%	5/1/16	4,525	4,855
Jersey Central Power & Light Co.	5.650%	6/1/17	1,000	1,106
Kansas City Power & Light Co.	6.375%	3/1/18	586	682
Kentucky Utilities Co.	1.625%	11/1/15	350	354
LG&E & KU Energy LLC	2.125%	11/15/15	5,845	5,922
Louisville Gas & Electric Co.	1.625%	11/15/15	1,200	1,215
Metropolitan Edison Co.	7.700%	1/15/19	1,017	1,238
MidAmerican Energy Co.	5.950%	7/15/17	3,539	3,999
Mississippi Power Co.	2.350%	10/15/16	570	586
National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	1,350	1,372
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	4,750	4,920
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	2,700	2,993
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	3,100	3,504
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	7,614	10,156
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	5,000	5,037
Nevada Power Co.	6.500%	5/15/18	475	556
Nevada Power Co.	6.500%	8/1/18	3,070	3,609
Nevada Power Co.	7.125%	3/15/19	3,830	4,648
NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	560	571
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	4,365	4,756
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	4,100	4,744
1 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,800	2,800
1 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	3,075	3,144
1 NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	675	744
Northeast Utilities	1.450%	5/1/18	3,200	3,169
Northern States Power Co.	1.950%	8/15/15	1,125	1,138
Northern States Power Co.	5.250%	3/1/18	2,900	3,246
NSTAR Electric Co.	5.625%	11/15/17	525	593
Ohio Power Co.	6.000%	6/1/16	4,650	5,051
Ohio Power Co.	6.050%	5/1/18	775	889
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,000	2,217
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	3,600	4,250
2 Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,250	2,246
Pacific Gas & Electric Co.	5.625%	11/30/17	5,095	5,748
Pacific Gas & Electric Co.	8.250%	10/15/18	6,090	7,555
PacifiCorp	5.650%	7/15/18	4,125	4,717
PacifiCorp	5.500%	1/15/19	5,500	6,310
Peco Energy Co.	1.200%	10/15/16	3,225	3,248
Peco Energy Co.	5.350%	3/1/18	2,700	3,036
Pennsylvania Electric Co.	6.050%	9/1/17	3,275	3,685
Pepco Holdings Inc.	2.700%	10/1/15	500	509
PG&E Corp.	2.400%	3/1/19	1,975	1,994
Portland General Electric Co.	6.100%	4/15/19	1,885	2,220
PPL Capital Funding Inc.	1.900%	6/1/18	3,750	3,751
Progress Energy Inc.	5.625%	1/15/16	154	164

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PSEG Power LLC	5.500%	12/1/15	975	1,032
PSEG Power LLC	2.750%	9/15/16	300	311
PSEG Power LLC	2.450%	11/15/18	3,000	3,045
Public Service Co. of Colorado	5.125%	6/1/19	3,525	4,024
Public Service Co. of New Mexico	7.950%	5/15/18	1,265	1,519
Public Service Electric & Gas Co.	5.300%	5/1/18	2,595	2,930
Public Service Electric & Gas Co.	2.300%	9/15/18	1,600	1,636
Public Service Electric & Gas Co.	1.800%	6/1/19	5,200	5,148
San Diego Gas & Electric Co.	5.300%	11/15/15	300	317
Sierra Pacific Power Co.	6.000%	5/15/16	5,150	5,605
South Carolina Electric & Gas Co.	5.250%	11/1/18	2,225	2,522
South Carolina Electric & Gas Co.	6.500%	11/1/18	2,325	2,757
Southern California Edison Co.	5.000%	1/15/16	1,200	1,273
Southern California Edison Co.	1.125%	5/1/17	2,500	2,499
Southern California Edison Co.	5.500%	8/15/18	3,700	4,221
Southern Co.	2.375%	9/15/15	3,700	3,767
Southern Co.	1.950%	9/1/16	1,950	1,992
Southern Co.	1.300%	8/15/17	2,350	2,352
Southern Co.	2.450%	9/1/18	3,500	3,582
Southern Co.	2.150%	9/1/19	1,200	1,199
Southern Power Co.	4.875%	7/15/15	4,212	4,373
Southwestern Electric Power Co.	5.550%	1/15/17	675	743
Southwestern Electric Power Co.	5.875%	3/1/18	1,175	1,331
Southwestern Electric Power Co.	6.450%	1/15/19	3,200	3,760
Southwestern Public Service Co.	8.750%	12/1/18	155	196
Tampa Electric Co.	6.100%	5/15/18	2,150	2,472
TECO Finance Inc.	4.000%	3/15/16	725	760
TECO Finance Inc.	6.572%	11/1/17	2,385	2,738
TransAlta Corp.	6.650%	5/15/18	2,100	2,371
Union Electric Co.	6.400%	6/15/17	4,215	4,795
Union Electric Co.	6.700%	2/1/19	4,075	4,871
Virginia Electric & Power Co.	5.400%	1/15/16	2,450	2,612
Virginia Electric & Power Co.	5.950%	9/15/17	1,150	1,309
Virginia Electric & Power Co.	1.200%	1/15/18	4,100	4,060
Virginia Electric & Power Co.	5.400%	4/30/18	4,900	5,541
Wisconsin Electric Power Co.	1.700%	6/15/18	2,250	2,254
1 Wisconsin Energy Corp.	6.250%	5/15/67	2,275	2,360
Wisconsin Power & Light Co.	5.000%	7/15/19	1,725	1,954
Xcel Energy Inc.	0.750%	5/9/16	2,750	2,751

Natural Gas (0.4%)
AGL Capital Corp.	6.375%	7/15/16	775	847
AGL Capital Corp.	5.250%	8/15/19	2,825	3,190
Atmos Energy Corp.	6.350%	6/15/17	2,300	2,622
Atmos Energy Corp.	8.500%	3/15/19	1,775	2,254
British Transco Finance Inc.	6.625%	6/1/18	1,735	2,023
National Grid plc	6.300%	8/1/16	5,200	5,718
2 ONE Gas Inc.	2.070%	2/1/19	2,600	2,611
Sempra Energy	6.500%	6/1/16	4,974	5,460
Sempra Energy	2.300%	4/1/17	4,150	4,252
Sempra Energy	6.150%	6/15/18	7,925	9,160

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Other Utility (0.1%)
American Water Capital Corp.	6.085%	10/15/17	3,000	3,383
Veolia Environnement SA	6.000%	6/1/18	2,050	2,322
				508,565
Total Corporate Bonds (Cost $9,508,164)				9,604,595
Taxable Municipal Bonds (0.0%)
Dartmouth College New Hampshire GO	4.750%	6/1/19	1,440	1,626
Stanford University California GO	4.750%	5/1/19	1,800	2,014
Total Taxable Municipal Bonds (Cost $3,641)				3,640

			Shares
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
3 Vanguard Market Liquidity Fund (Cost $117,012)	0.113%		117,012,068	117,012
Total Investments (100.0%) (Cost $9,788,546)				9,885,017
Other Assets and Liabilities (0.0%)
Other Assets				99,578
Liabilities				(100,039)
				(461)
Net Assets (100%)				9,884,556

At August 31, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				9,761,590
Undistributed Net Investment Income				12,013
Accumulated Net Realized Gains				14,482
Unrealized Appreciation (Depreciation)				96,471
Net Assets				9,884,556

Admiral Shares—Net Assets
Applicable to 37,615,454 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				820,560
Net Asset Value Per Share—Admiral Shares				$21.81

Institutional Shares—Net Assets
Applicable to 23,723,861 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				633,560
Net Asset Value Per Share—Institutional Shares				$26.71

Short-Term Corporate Bond Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 105,101,511 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,430,436
Net Asset Value Per Share—ETF Shares	$80.21

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate value of these securities was $65,247,000, representing 0.7% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest[1]	164,751
Total Income	164,751
Expenses
The Vanguard Group—Note B
Investment Advisory Services	209
Management and Administrative—Admiral Shares	446
Management and Administrative—Institutional Shares	258
Management and Administrative—ETF Shares	6,741
Marketing and Distribution—Admiral Shares	75
Marketing and Distribution—Institutional Shares	77
Marketing and Distribution—ETF Shares	1,779
Custodian Fees	83
Auditing Fees	46
Shareholders’ Reports—Admiral Shares	8
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	339
Trustees’ Fees and Expenses	6
Total Expenses	10,067
Net Investment Income	154,684
Realized Net Gain (Loss)
Investment Securities Sold	25,885
Futures Contracts	(2,550)
Realized Net Gain (Loss)	23,335
Change in Unrealized Appreciation (Depreciation) of Investment Securities	100,306
Net Increase (Decrease) in Net Assets Resulting from Operations	278,325
1 Interest income from an affiliated company of the fund was $76,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	154,684	106,577
Realized Net Gain (Loss)	23,335	19,513
Change in Unrealized Appreciation (Depreciation)	100,306	(94,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	278,325	31,265
Distributions
Net Investment Income
Admiral Shares[1]	(8,666)	(886)
Institutional Shares	(7,383)	(3,583)
ETF Shares	(126,399)	(102,130)
Realized Capital Gain [2]
Admiral Shares[1]	(608)	(46)
Institutional Shares	(736)	(235)
ETF Shares	(16,740)	(6,926)
Total Distributions	(160,532)	(113,806)
Capital Share Transactions
Admiral Shares[1]	742,084	51,421
Institutional Shares	367,790	101,926
ETF Shares	1,614,776	3,098,685
Net Increase (Decrease) from Capital Share Transactions	2,724,650	3,252,032
Total Increase (Decrease)	2,842,443	3,169,491
Net Assets
Beginning of Period	7,042,113	3,872,622
End of Period[3]	9,884,556	7,042,113
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s distributions and capital share transactions are for the Signal class.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $3,918,000 and $2,033,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,013,000 and ($223,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares
				Nov. 18,
				2010[1] to
For a Share Outstanding		Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.51	$21.73	$21.26	$21.21
Investment Operations
Net Investment Income	. 395	. 414	. 488.387
Net Realized and Unrealized Gain (Loss) on Investments	.347	(.189)	.494	.091
Total from Investment Operations	.742	.225	.982	.478
Distributions
Dividends from Net Investment Income	(.393)	(.413)	(.487)	(.410)
Distributions from Realized Capital Gains	(. 049)	(. 032)	(. 025)	(. 018)
Total Distributions	(. 442)	(. 445)	(. 512)	(. 428)
Net Asset Value, End of Period	$21.81	$21.51	$21.73	$21.26

Total Return[2]	3.47%	1.03%	4.69%	2.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$821	$76	$25	$3
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%[3]
Ratio of Net Investment Income to Average Net Assets	1.82%	1.92%	2.33%	2.39%[3]
Portfolio Turnover Rate [4]	56%	61%	65%	63%
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
					Nov. 19,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.33	$26.60	$26.03	$25.90	$25.02
Investment Operations
Net Investment Income	. 491	. 516	. 605	. 619	. 453
Net Realized and Unrealized Gain (Loss)
on Investments	.437	(.233)	.599	.151	.882
Total from Investment Operations	.928	.283	1.204	.770	1.335
Distributions
Dividends from Net Investment Income	(. 488)	(. 514)	(. 603)	(. 618)	(.455)
Distributions from Realized Capital Gains	(. 060)	(. 039)	(. 031)	(. 022)	—
Total Distributions	(.548)	(. 553)	(. 634)	(. 640)	(. 455)
Net Asset Value, End of Period	$26.71	$26.33	$26.60	$26.03	$25.90

Total Return[2]	3.55%	1.06%	4.70%	3.01%	5.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$634	$262	$161	$125	$134
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to
Average Net Assets	1.85%	1.95%	2.36%	2.44%	2.62%[3]
Portfolio Turnover Rate [4]	56%	61%	65%	63%	68%
1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
					Nov. 19,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$78.97	$79.78	$78.06	$77.68	$75.05
Investment Operations
Net Investment Income	1.436	1.523	1.793	1.815	1.334
Net Realized and Unrealized Gain (Loss)
on Investments	1.305	(.699)	1.808	.443	2.636
Total from Investment Operations	2.741	.824	3.601	2.258	3.970
Distributions
Dividends from Net Investment Income	(1.321)	(1.517)	(1.789)	(1.813)	(1.340)
Distributions from Realized Capital Gains	(.180)	(.117)	(. 092)	(. 065)	—
Total Distributions	(1.501)	(1.634)	(1.881)	(1.878)	(1.340)
Net Asset Value, End of Period	$80.21	$78.97	$79.78	$78.06	$77.68

Total Return	3.50%	1.03%	4.68%	2.94%	5.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,430	$6,705	$3,686	$1,905	$707
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.82%	1.92%	2.33%	2.39%	2.56%[2]
Portfolio Turnover Rate [3]	56%	61%	65%	63%	68%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Admiral Shares, Institutional Shares, and ETF Shares. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

ETF shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Effective in October 2013, Signal Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Short-Term Corporate Bond Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $969,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Corporate Bond Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:
	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	159,770	—
Corporate Bonds	—	9,604,595	—
Taxable Municipal Bonds	—	3,640	—
Temporary Cash Investments	117,012	—	—
Total	117,012	9,768,005	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $3,797,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,434,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2014, the fund had short-term and long-term capital gains of $3,180,000 and $12,831,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2014, the cost of investment securities for tax purposes was $9,790,075,000. Net unrealized appreciation of investment securities for tax purposes was $94,942,000, consisting of unrealized gains of $98,981,000 on securities that had risen in value since their purchase and $4,039,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $5,039,656,000 of investment securities and sold $2,416,294,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,644,291,000 and $2,497,980,000, respectively. Total purchases and sales include $1,986,335,000 and $267,121,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Short-Term Corporate Bond Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares[1]
Issued [2]	953,911	43,819	60,095	2,764
Issued in Lieu of Cash Distributions	8,037	369	674	31
Redeemed	(219,864)	(10,092)	(9,348)	(430)
Net Increase (Decrease)—Admiral Shares	742,084	34,096	51,421	2,365
Institutional Shares
Issued [2]	432,633	16,217	107,808	4,088
Issued in Lieu of Cash Distributions	7,200	270	3,818	143
Redeemed	(72,043)	(2,701)	(9,700)	(363)
Net Increase (Decrease)—Institutional Shares	367,790	13,786	101,926	3,868
ETF Shares
Issued [2]	2,061,477	25,802	3,209,688	40,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(446,701)	(5,600)	(111,003)	(1,400)
Net Increase (Decrease)—ETF Shares	1,614,776	20,202	3,098,685	38,700
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s capital share transactions are for the Signal class.
2 Includes purchase fees for fiscal 2014 and 2013 of $127,000 and $382,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Admiral	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VICSX	VICBX	VCIT
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	3.00%	3.03%	3.00%

Financial Attributes
		Barclays
		5–10 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,474	1,627	8,876
Yield to Maturity
(before expenses)	3.1%	3.1%	2.1%
Average Coupon	4.1%	4.1%	3.3%
Average Duration	6.5 years	6.5 years	5.6 years
Average Effective
Maturity	7.5 years	7.4 years	7.7 years
Short-Term
Reserves	0.7%	—	—

Sector Diversification (% of portfolio)
Finance	31.5%
Industrial	63.0
Utilities	5.5
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	5–10 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.71
Beta	1.03	1.52
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	0.8%
3 - 5 Years	0.5
5 - 10 Years	98.7

Distribution by Credit Quality (% of portfolio)
Aaa	0.7
Aa	8.3
A	40.7
Baa	50.2
Less Than Baa	0.1
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Net Asset
	Value	9.60%	7.29%	$13,998
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Market Price	9.57	7.31	14,010
	Barclays U.S. 5–10 Year Corporate
••••••••	Bond Index	9.51	7.42	14,079
– – – –	Spliced Core Bond Funds Average	6.05	4.90	12,572
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.64	4.27	12,212
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2014
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2010)	Investment
Intermediate-Term Corporate Bond Index
Fund Admiral Shares	9.33%	7.17%	$13,657
Barclays U.S. 5–10 Year Corporate Bond
Index	9.51	7.30	13,732
Barclays U.S. Aggregate Float Adjusted Index	5.64	4.30	12,087
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2009)	Investment
Intermediate-Term Corporate Bond Index
Fund Institutional Shares	9.35%	7.28%	$6,995,412
Barclays U.S. 5–10 Year Corporate Bond
Index	9.51	7.42	7,039,323
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.64	4.27	6,105,965
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2014
		Since
	One	Inception
	Year	(11/19/2009)
Intermediate-Term Corporate Bond Index Fund ETF
Shares Market Price	9.57%	40.10%
Intermediate-Term Corporate Bond Index Fund ETF
Shares Net Asset Value	9.60	39.98
Barclays U.S. 5–10 Year Corporate Bond Index	9.51	40.79
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2014
		Barclays
		5–10 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	11.30%	11.41%
2011	5.65	6.19
2012	10.43	10.07
2013	-1.64	-1.27
2014	9.60	9.51

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Admiral Shares	3/2/2010	7.94%	3.80%	3.43%	7.23%
Fee-Adjusted Returns		7.67			7.16
Institutional Shares	11/19/2009	7.97	3.86	3.47	7.33
Fee-Adjusted Returns		7.70			7.28
ETF Shares	11/19/2009
Market Price		8.06			7.31
Net Asset Value		7.92			7.28

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.5%)
U.S. Government Securities (0.5%)
United States Treasury Note/Bond	4.750%	8/15/17	170	189
United States Treasury Note/Bond	1.625%	7/31/19	50	50
United States Treasury Note/Bond	1.625%	8/31/19	125	125
United States Treasury Note/Bond	2.250%	7/31/21	5,575	5,652
United States Treasury Note/Bond	2.375%	8/15/24	16,100	16,145
Total U.S. Government and Agency Obligations (Cost $22,159)				22,161
Corporate Bonds (98.3%)
Finance (30.9%)
Banking (17.4%)
Abbey National Treasury Services plc	4.000%	3/13/24	3,250	3,382
American Express Co.	2.650%	12/2/22	6,013	5,885
Bancolombia SA	5.950%	6/3/21	3,600	4,006
Bank of America Corp.	5.625%	7/1/20	9,420	10,764
Bank of America Corp.	5.875%	1/5/21	3,675	4,291
Bank of America Corp.	5.000%	5/13/21	5,745	6,421
Bank of America Corp.	5.700%	1/24/22	11,675	13,546
Bank of America Corp.	3.300%	1/11/23	15,925	15,795
Bank of America Corp.	4.100%	7/24/23	6,350	6,612
Bank of America Corp.	4.125%	1/22/24	10,900	11,332
Bank of America Corp.	4.000%	4/1/24	10,375	10,663
Bank of America Corp.	4.200%	8/26/24	10,500	10,669
Bank of Montreal	2.550%	11/6/22	4,400	4,297
Bank of New York Mellon Corp.	4.600%	1/15/20	2,425	2,705
Bank of New York Mellon Corp.	4.150%	2/1/21	650	713
Bank of New York Mellon Corp.	3.550%	9/23/21	5,400	5,692
Bank of New York Mellon Corp.	3.650%	2/4/24	2,550	2,663
Bank of New York Mellon Corp.	3.400%	5/15/24	1,525	1,559
Bank of Nova Scotia	4.375%	1/13/21	2,450	2,721
Bank of Nova Scotia	2.800%	7/21/21	2,725	2,736
Barclays Bank plc	5.125%	1/8/20	5,590	6,308
Barclays Bank plc	5.140%	10/14/20	4,100	4,474
Barclays Bank plc	3.750%	5/15/24	7,950	8,123
BB&T Corp.	5.250%	11/1/19	1,650	1,871
BB&T Corp.	3.950%	3/22/22	1,609	1,713
BNP Paribas SA	5.000%	1/15/21	9,640	10,872
BNP Paribas SA	3.250%	3/3/23	6,200	6,235

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
BPCE SA	4.000%	4/15/24	5,750	5,962
Branch Banking & Trust Co.	2.850%	4/1/21	2,000	2,017
Capital One Bank USA NA	3.375%	2/15/23	5,055	5,056
Capital One Financial Corp.	4.750%	7/15/21	5,554	6,148
Capital One Financial Corp.	3.500%	6/15/23	3,265	3,296
Capital One Financial Corp.	3.750%	4/24/24	1,700	1,735
Capital One NA	2.950%	7/23/21	5,000	5,001
Citigroup Inc.	5.375%	8/9/20	10,149	11,573
Citigroup Inc.	4.500%	1/14/22	7,075	7,711
Citigroup Inc.	4.050%	7/30/22	2,175	2,246
Citigroup Inc.	3.375%	3/1/23	6,075	6,103
Citigroup Inc.	3.500%	5/15/23	5,275	5,173
Citigroup Inc.	3.875%	10/25/23	7,875	8,171
Citigroup Inc.	3.750%	6/16/24	4,700	4,799
Citigroup Inc.	4.000%	8/5/24	1,800	1,805
City National Corp.	5.250%	9/15/20	1,050	1,181
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA	4.500%	1/11/21	5,290	5,871
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA	3.875%	2/8/22	9,400	10,045
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA	3.950%	11/9/22	5,325	5,481
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA	4.625%	12/1/23	8,625	9,186
Credit Suisse	5.400%	1/14/20	4,725	5,310
Credit Suisse	4.375%	8/5/20	4,160	4,545
Deutsche Bank AG	3.700%	5/30/24	6,175	6,254
1 Deutsche Bank AG	4.296%	5/24/28	5,750	5,651
Discover Bank	7.000%	4/15/20	3,475	4,164
Discover Bank	3.200%	8/9/21	2,600	2,609
Discover Bank	4.200%	8/8/23	3,550	3,738
Discover Financial Services	3.850%	11/21/22	2,002	2,045
Fifth Third Bancorp	3.500%	3/15/22	1,825	1,893
Fifth Third Bancorp	4.300%	1/16/24	2,450	2,565
First Niagara Financial Group Inc.	6.750%	3/19/20	1,100	1,269
FirstMerit Corp.	4.350%	2/4/23	1,125	1,178
Goldman Sachs Group Inc.	5.375%	3/15/20	10,154	11,467
Goldman Sachs Group Inc.	6.000%	6/15/20	8,595	10,002
Goldman Sachs Group Inc.	5.250%	7/27/21	13,675	15,394
Goldman Sachs Group Inc.	5.750%	1/24/22	15,983	18,494
Goldman Sachs Group Inc.	3.625%	1/22/23	8,900	9,030
Goldman Sachs Group Inc.	4.000%	3/3/24	10,800	11,107
Goldman Sachs Group Inc.	3.850%	7/8/24	7,000	7,113
HSBC Bank USA NA	4.875%	8/24/20	4,255	4,749
HSBC Holdings plc	5.100%	4/5/21	8,775	10,025
HSBC Holdings plc	4.875%	1/14/22	3,175	3,578
HSBC Holdings plc	4.000%	3/30/22	8,400	9,016
HSBC Holdings plc	4.250%	3/14/24	8,075	8,400
HSBC USA Inc.	5.000%	9/27/20	3,000	3,318
HSBC USA Inc.	3.500%	6/23/24	2,600	2,649
Huntington Bancshares Inc.	7.000%	12/15/20	675	807
Intesa Sanpaolo SPA	5.250%	1/12/24	5,500	6,035
JPMorgan Chase & Co.	4.950%	3/25/20	5,597	6,261
JPMorgan Chase & Co.	4.400%	7/22/20	7,925	8,634
JPMorgan Chase & Co.	4.250%	10/15/20	10,100	10,922

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	4.625%	5/10/21	6,725	7,428
JPMorgan Chase & Co.	4.350%	8/15/21	9,875	10,729
JPMorgan Chase & Co.	4.500%	1/24/22	10,750	11,779
JPMorgan Chase & Co.	3.250%	9/23/22	11,575	11,621
JPMorgan Chase & Co.	3.200%	1/25/23	10,850	10,808
JPMorgan Chase & Co.	3.375%	5/1/23	7,675	7,546
JPMorgan Chase & Co.	3.875%	2/1/24	6,350	6,615
JPMorgan Chase & Co.	3.625%	5/13/24	8,175	8,310
KeyCorp	5.100%	3/24/21	3,300	3,745
Lloyds Bank plc	6.375%	1/21/21	3,333	4,041
Morgan Stanley	5.625%	9/23/19	12,065	13,788
Morgan Stanley	5.500%	1/26/20	8,850	10,047
Morgan Stanley	5.500%	7/24/20	6,586	7,521
Morgan Stanley	5.750%	1/25/21	7,602	8,813
Morgan Stanley	5.500%	7/28/21	7,425	8,528
Morgan Stanley	4.875%	11/1/22	7,450	8,032
Morgan Stanley	3.750%	2/25/23	7,875	8,080
Morgan Stanley	4.100%	5/22/23	8,775	8,947
Morgan Stanley	3.875%	4/29/24	11,850	12,120
MUFG Americas Holdings Corp.	3.500%	6/18/22	1,950	2,020
National Australia Bank Ltd.	3.000%	1/20/23	2,575	2,552
Northern Trust Corp.	3.450%	11/4/20	2,125	2,256
Northern Trust Corp.	3.375%	8/23/21	1,750	1,848
Northern Trust Corp.	2.375%	8/2/22	1,475	1,431
People’s United Bank	4.000%	7/15/24	1,000	1,013
People’s United Financial Inc.	3.650%	12/6/22	2,150	2,186
PNC Bank NA	2.700%	11/1/22	4,475	4,327
PNC Bank NA	2.950%	1/30/23	2,675	2,629
PNC Bank NA	3.800%	7/25/23	2,050	2,134
PNC Financial Services Group Inc.	2.854%	11/9/22	1,350	1,333
PNC Financial Services Group Inc.	3.900%	4/29/24	2,775	2,839
PNC Funding Corp.	5.125%	2/8/20	4,227	4,812
PNC Funding Corp.	4.375%	8/11/20	1,250	1,375
PNC Funding Corp.	3.300%	3/8/22	5,427	5,575
Royal Bank of Scotland Group plc	6.400%	10/21/19	4,836	5,693
Royal Bank of Scotland plc	5.625%	8/24/20	4,138	4,733
Royal Bank of Scotland plc	6.125%	1/11/21	2,900	3,427
State Street Corp.	4.375%	3/7/21	2,675	2,981
State Street Corp.	3.100%	5/15/23	3,550	3,533
State Street Corp.	3.700%	11/20/23	3,235	3,399
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	2,475	2,525
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	775	778
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	2,100	2,235
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	3,075	3,300
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	1,600	1,632
SunTrust Bank	2.750%	5/1/23	1,975	1,908
Synchrony Financial	3.750%	8/15/21	1,000	1,020
Synchrony Financial	4.250%	8/15/24	4,800	4,928
UBS AG	4.875%	8/4/20	6,952	7,813
US Bancorp	4.125%	5/24/21	3,056	3,351
US Bancorp	3.000%	3/15/22	3,350	3,404
US Bancorp	2.950%	7/15/22	5,325	5,302
US Bancorp	3.700%	1/30/24	2,350	2,462
Wells Fargo & Co.	3.000%	1/22/21	4,950	5,064
Wells Fargo & Co.	4.600%	4/1/21	9,222	10,299

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	3.500%	3/8/22	8,500	8,846
Wells Fargo & Co.	3.450%	2/13/23	7,525	7,567
Wells Fargo & Co.	4.125%	8/15/23	5,000	5,261
Wells Fargo & Co.	4.480%	1/16/24	2,500	2,685
Westpac Banking Corp.	4.875%	11/19/19	6,488	7,311
Zions Bancorporation	4.500%	6/13/23	800	838

Brokerage (1.4%)
Affiliated Managers Group Inc.	4.250%	2/15/24	1,125	1,173
Ameriprise Financial Inc.	5.300%	3/15/20	1,475	1,686
Ameriprise Financial Inc.	4.000%	10/15/23	4,375	4,652
BlackRock Inc.	5.000%	12/10/19	4,950	5,656
BlackRock Inc.	4.250%	5/24/21	1,700	1,879
BlackRock Inc.	3.375%	6/1/22	2,375	2,467
BlackRock Inc.	3.500%	3/18/24	3,525	3,605
Charles Schwab Corp.	4.450%	7/22/20	2,350	2,609
Charles Schwab Corp.	3.225%	9/1/22	575	586
CME Group Inc.	3.000%	9/15/22	2,700	2,715
Eaton Vance Corp.	3.625%	6/15/23	1,000	1,031
Franklin Resources Inc.	2.800%	9/15/22	2,800	2,772
IntercontinentalExchange Group Inc.	4.000%	10/15/23	2,975	3,163
Invesco Finance plc	3.125%	11/30/22	2,900	2,911
Invesco Finance plc	4.000%	1/30/24	3,700	3,916
Jefferies Group LLC	6.875%	4/15/21	2,885	3,415
Jefferies Group LLC	5.125%	1/20/23	1,900	2,050
Lazard Group LLC	4.250%	11/14/20	1,575	1,658
Legg Mason Inc.	3.950%	7/15/24	875	897
Leucadia National Corp.	5.500%	10/18/23	2,450	2,588
NASDAQ OMX Group Inc.	5.550%	1/15/20	2,100	2,339
NASDAQ OMX Group Inc.	4.250%	6/1/24	1,750	1,789
Nomura Holdings Inc.	6.700%	3/4/20	5,775	6,946
TD Ameritrade Holding Corp.	5.600%	12/1/19	1,500	1,743

Finance Companies (2.1%)
Air Lease Corp.	4.750%	3/1/20	2,000	2,135
Air Lease Corp.	3.875%	4/1/21	1,550	1,569
Block Financial LLC	5.500%	11/1/22	1,850	2,038
GATX Corp.	4.750%	6/15/22	1,275	1,387
GATX Corp.	3.900%	3/30/23	725	749
General Electric Capital Corp.	2.100%	12/11/19	2,215	2,224
General Electric Capital Corp.	5.500%	1/8/20	6,425	7,421
General Electric Capital Corp.	5.550%	5/4/20	4,951	5,752
General Electric Capital Corp.	4.375%	9/16/20	8,100	8,902
General Electric Capital Corp.	4.625%	1/7/21	7,538	8,428
General Electric Capital Corp.	5.300%	2/11/21	7,900	9,074
General Electric Capital Corp.	4.650%	10/17/21	10,975	12,282
General Electric Capital Corp.	3.150%	9/7/22	6,450	6,535
General Electric Capital Corp.	3.100%	1/9/23	8,625	8,661
General Electric Capital Corp.	3.450%	5/15/24	4,600	4,717
HSBC Finance Corp.	6.676%	1/15/21	11,222	13,464
Prospect Capital Corp.	5.875%	3/15/23	825	868

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Insurance (5.3%)
	ACE INA Holdings Inc.	2.700%	3/13/23	2,722	2,652
	ACE INA Holdings Inc.	3.350%	5/15/24	2,600	2,645
	AEGON Funding Co. LLC	5.750%	12/15/20	1,520	1,767
	Aetna Inc.	3.950%	9/1/20	4,735	5,103
	Aetna Inc.	4.125%	6/1/21	300	326
	Aetna Inc.	2.750%	11/15/22	3,900	3,826
	Aflac Inc.	4.000%	2/15/22	2,300	2,473
	Aflac Inc.	3.625%	6/15/23	4,300	4,428
	Alleghany Corp.	5.625%	9/15/20	300	338
	Alleghany Corp.	4.950%	6/27/22	2,725	3,004
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	375	423
	Allstate Corp.	3.150%	6/15/23	2,625	2,648
1	Allstate Corp.	5.750%	8/15/53	2,825	3,016
	Alterra Finance LLC	6.250%	9/30/20	320	375
	American International Group Inc.	3.375%	8/15/20	4,950	5,168
	American International Group Inc.	6.400%	12/15/20	5,549	6,702
	American International Group Inc.	4.875%	6/1/22	4,550	5,088
	American International Group Inc.	4.125%	2/15/24	4,375	4,639
	Aon Corp.	5.000%	9/30/20	1,725	1,938
	Aon plc	4.000%	11/27/23	1,525	1,613
	Aon plc	3.500%	6/14/24	2,200	2,208
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	100	115
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	1,950	2,042
	Assurant Inc.	4.000%	3/15/23	1,800	1,828
	Axis Specialty Finance LLC	5.875%	6/1/20	1,692	1,935
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	2,425	2,496
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	3,174	3,502
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,350	4,412
	Berkshire Hathaway Inc.	3.750%	8/15/21	2,375	2,560
	Berkshire Hathaway Inc.	3.000%	2/11/23	1,975	1,986
	Cigna Corp.	5.125%	6/15/20	822	926
	Cigna Corp.	4.500%	3/15/21	2,924	3,218
	Cigna Corp.	4.000%	2/15/22	2,425	2,580
	CNA Financial Corp.	7.350%	11/15/19	1,764	2,160
	CNA Financial Corp.	5.875%	8/15/20	2,202	2,553
	CNA Financial Corp.	3.950%	5/15/24	2,400	2,483
	Coventry Health Care Inc.	5.450%	6/15/21	3,200	3,720
	Fidelity National Financial Inc.	5.500%	9/1/22	975	1,070
	First American Financial Corp.	4.300%	2/1/23	725	741
	Genworth Holdings Inc.	7.700%	6/15/20	1,250	1,513
	Genworth Holdings Inc.	7.200%	2/15/21	3,500	4,174
	Genworth Holdings Inc.	7.625%	9/24/21	3,125	3,860
	Genworth Holdings Inc.	4.900%	8/15/23	1,850	1,961
	Hanover Insurance Group Inc.	6.375%	6/15/21	725	846
	Hartford Financial Services Group Inc.	5.500%	3/30/20	2,629	3,009
	Hartford Financial Services Group Inc.	5.125%	4/15/22	2,600	2,973
	HCC Insurance Holdings Inc.	6.300%	11/15/19	1,000	1,164
	Humana Inc.	3.150%	12/1/22	1,833	1,830
	Infinity Property & Casualty Corp.	5.000%	9/19/22	575	608
	Lincoln National Corp.	6.250%	2/15/20	1,350	1,596
	Lincoln National Corp.	4.200%	3/15/22	1,372	1,476
	Lincoln National Corp.	4.000%	9/1/23	1,000	1,055
	Loews Corp.	2.625%	5/15/23	2,050	1,968
	Manulife Financial Corp.	4.900%	9/17/20	1,975	2,192

116

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Markel Corp.	7.125%	9/30/19	1,000	1,206
Markel Corp.	5.350%	6/1/21	380	430
Markel Corp.	4.900%	7/1/22	2,375	2,621
Markel Corp.	3.625%	3/30/23	1,025	1,035
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,425	1,591
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	825	879
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	2,875	2,917
MetLife Inc.	4.750%	2/8/21	5,400	6,072
MetLife Inc.	3.048%	12/15/22	1,775	1,782
MetLife Inc.	4.368%	9/15/23	3,000	3,263
MetLife Inc.	3.600%	4/10/24	2,875	2,961
Montpelier Re Holdings Ltd.	4.700%	10/15/22	675	707
Navigators Group Inc.	5.750%	10/15/23	1,000	1,110
OneBeacon US Holdings Inc.	4.600%	11/9/22	725	755
PartnerRe Finance B LLC	5.500%	6/1/20	2,095	2,377
Primerica Inc.	4.750%	7/15/22	750	824
Principal Financial Group Inc.	3.300%	9/15/22	725	730
Principal Financial Group Inc.	3.125%	5/15/23	2,008	1,984
ProAssurance Corp.	5.300%	11/15/23	700	766
Progressive Corp.	3.750%	8/23/21	2,763	2,966
Protective Life Corp.	7.375%	10/15/19	1,400	1,729
Prudential Financial Inc.	5.375%	6/21/20	3,224	3,691
Prudential Financial Inc.	4.500%	11/15/20	1,600	1,758
Prudential Financial Inc.	4.500%	11/16/21	2,680	2,949
Prudential Financial Inc.	3.500%	5/15/24	3,000	3,039
1 Prudential Financial Inc.	5.875%	9/15/42	3,150	3,394
1 Prudential Financial Inc.	5.625%	6/15/43	4,925	5,270
1 Prudential Financial Inc.	5.200%	3/15/44	2,350	2,371
Reinsurance Group of America Inc.	6.450%	11/15/19	1,600	1,883
Reinsurance Group of America Inc.	5.000%	6/1/21	1,270	1,404
Reinsurance Group of America Inc.	4.700%	9/15/23	900	977
Torchmark Corp.	3.800%	9/15/22	700	722
Travelers Cos. Inc.	3.900%	11/1/20	1,125	1,213
Trinity Acquisition plc	4.625%	8/15/23	725	764
UnitedHealth Group Inc.	3.875%	10/15/20	1,525	1,633
UnitedHealth Group Inc.	4.700%	2/15/21	1,350	1,518
UnitedHealth Group Inc.	3.375%	11/15/21	1,875	1,958
UnitedHealth Group Inc.	2.875%	3/15/22	2,050	2,059
UnitedHealth Group Inc.	2.750%	2/15/23	3,650	3,563
UnitedHealth Group Inc.	2.875%	3/15/23	2,400	2,382
Unum Group	5.625%	9/15/20	825	945
Unum Group	4.000%	3/15/24	1,000	1,041
Voya Financial Inc.	5.500%	7/15/22	2,600	2,975
WellPoint Inc.	4.350%	8/15/20	4,425	4,821
WellPoint Inc.	3.700%	8/15/21	1,705	1,790
WellPoint Inc.	3.125%	5/15/22	2,700	2,702
WellPoint Inc.	3.300%	1/15/23	3,800	3,802
WellPoint Inc.	3.500%	8/15/24	1,443	1,446
Willis Group Holdings plc	5.750%	3/15/21	2,015	2,287
WR Berkley Corp.	7.375%	9/15/19	950	1,151
WR Berkley Corp.	5.375%	9/15/20	1,450	1,631
WR Berkley Corp.	4.625%	3/15/22	1,500	1,622
XLIT Ltd.	5.750%	10/1/21	2,265	2,648

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other Finance (0.0%)
	Jones Lang LaSalle Inc.	4.400%	11/15/22	925	953

	Real Estate Investment Trusts (4.7%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	1,850	1,861
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	1,825	1,951
	Alexandria Real Estate Equities Inc.	3.900%	6/15/23	1,025	1,037
	American Campus Communities Operating
	Partnership LP	3.750%	4/15/23	1,100	1,104
	American Campus Communities Operating
	Partnership LP	4.125%	7/1/24	1,900	1,939
2	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	4.600%	2/6/24	1,550	1,601
	AvalonBay Communities Inc.	3.625%	10/1/20	1,000	1,055
	AvalonBay Communities Inc.	3.950%	1/15/21	1,000	1,072
	AvalonBay Communities Inc.	2.950%	9/15/22	2,914	2,885
	AvalonBay Communities Inc.	2.850%	3/15/23	600	584
	AvalonBay Communities Inc.	4.200%	12/15/23	1,500	1,605
	BioMed Realty LP	4.250%	7/15/22	3,000	3,113
	Boston Properties LP	5.875%	10/15/19	1,759	2,047
	Boston Properties LP	5.625%	11/15/20	3,910	4,522
	Boston Properties LP	4.125%	5/15/21	2,675	2,876
	Boston Properties LP	3.850%	2/1/23	4,255	4,440
	Boston Properties LP	3.125%	9/1/23	1,475	1,445
	Boston Properties LP	3.800%	2/1/24	2,175	2,237
	Brandywine Operating Partnership LP	3.950%	2/15/23	625	634
	Camden Property Trust	4.625%	6/15/21	2,100	2,303
	Camden Property Trust	2.950%	12/15/22	2,425	2,365
	CBL & Associates LP	5.250%	12/1/23	2,575	2,808
	Corporate Office Properties LP	3.700%	6/15/21	300	302
	Corporate Office Properties LP	3.600%	5/15/23	975	945
	Corporate Office Properties LP	5.250%	2/15/24	2,250	2,421
	CubeSmart LP	4.800%	7/15/22	575	624
	CubeSmart LP	4.375%	12/15/23	1,150	1,200
	DCT Industrial Operating Partnership LP	4.500%	10/15/23	700	723
	DDR Corp.	7.875%	9/1/20	2,200	2,781
	DDR Corp.	3.500%	1/15/21	1,650	1,679
	DDR Corp.	4.625%	7/15/22	1,299	1,397
	DDR Corp.	3.375%	5/15/23	1,100	1,068
	Digital Realty Trust LP	5.875%	2/1/20	1,600	1,797
	Digital Realty Trust LP	5.250%	3/15/21	2,160	2,368
	Digital Realty Trust LP	3.625%	10/1/22	775	755
	Duke Realty LP	6.750%	3/15/20	1,650	1,962
	Duke Realty LP	3.875%	2/15/21	1,000	1,045
	Duke Realty LP	3.875%	10/15/22	1,650	1,694
	EPR Properties	7.750%	7/15/20	500	610
	EPR Properties	5.750%	8/15/22	1,300	1,433
	EPR Properties	5.250%	7/15/23	1,000	1,071
	Equity Commonwealth	5.875%	9/15/20	800	871
	Equity One Inc.	3.750%	11/15/22	1,100	1,107
	ERP Operating LP	4.750%	7/15/20	2,700	3,004
	ERP Operating LP	4.625%	12/15/21	2,650	2,938
	ERP Operating LP	3.000%	4/15/23	2,375	2,342
	Essex Portfolio LP	3.625%	8/15/22	800	821
2	Essex Portfolio LP	3.375%	1/15/23	1,996	2,001

118

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Essex Portfolio LP	3.250%	5/1/23	1,075	1,063
2 Essex Portfolio LP	3.875%	5/1/24	1,400	1,440
Excel Trust LP	4.625%	5/15/24	825	852
Federal Realty Investment Trust	3.000%	8/1/22	575	574
Federal Realty Investment Trust	2.750%	6/1/23	925	897
HCP Inc.	2.625%	2/1/20	5,925	5,914
HCP Inc.	5.375%	2/1/21	2,858	3,242
HCP Inc.	3.150%	8/1/22	1,525	1,497
HCP Inc.	4.250%	11/15/23	2,600	2,714
HCP Inc.	4.200%	3/1/24	275	285
Health Care REIT Inc.	6.125%	4/15/20	1,625	1,900
Health Care REIT Inc.	4.950%	1/15/21	1,760	1,955
Health Care REIT Inc.	5.250%	1/15/22	2,265	2,535
Health Care REIT Inc.	3.750%	3/15/23	2,025	2,050
Health Care REIT Inc.	4.500%	1/15/24	1,725	1,823
Healthcare Realty Trust Inc.	5.750%	1/15/21	1,525	1,727
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,150	1,136
Healthcare Trust of America Holdings LP	3.375%	7/15/21	1,025	1,030
Healthcare Trust of America Holdings LP	3.700%	4/15/23	875	870
Highwoods Realty LP	3.200%	6/15/21	1,400	1,391
Highwoods Realty LP	3.625%	1/15/23	700	702
Hospitality Properties Trust	5.000%	8/15/22	1,225	1,312
Hospitality Properties Trust	4.500%	6/15/23	1,375	1,413
Hospitality Properties Trust	4.650%	3/15/24	725	753
Kilroy Realty LP	3.800%	1/15/23	2,000	2,035
Kimco Realty Corp.	6.875%	10/1/19	950	1,142
Kimco Realty Corp.	3.200%	5/1/21	2,300	2,333
Kimco Realty Corp.	3.125%	6/1/23	1,100	1,075
Lexington Realty Trust	4.250%	6/15/23	825	840
Lexington Realty Trust	4.400%	6/15/24	1,200	1,222
Liberty Property LP	4.125%	6/15/22	3,100	3,250
Liberty Property LP	3.375%	6/15/23	1,225	1,201
Liberty Property LP	4.400%	2/15/24	1,825	1,936
Mack-Cali Realty LP	4.500%	4/18/22	980	997
Mack-Cali Realty LP	3.150%	5/15/23	500	459
Mid-America Apartments LP	4.300%	10/15/23	1,775	1,872
Mid-America Apartments LP	3.750%	6/15/24	750	754
National Retail Properties Inc.	3.800%	10/15/22	2,225	2,287
National Retail Properties Inc.	3.300%	4/15/23	900	886
National Retail Properties Inc.	3.900%	6/15/24	1,575	1,606
Omega Healthcare Investors Inc.	6.750%	10/15/22	1,615	1,740
Omega Healthcare Investors Inc.	5.875%	3/15/24	2,000	2,105
2 Omega Healthcare Investors Inc.	4.950%	4/1/24	1,850	1,910
Piedmont Operating Partnership LP	3.400%	6/1/23	700	673
Piedmont Operating Partnership LP	4.450%	3/15/24	2,675	2,765
ProLogis LP	6.875%	3/15/20	3,150	3,769
ProLogis LP	3.350%	2/1/21	1,500	1,527
ProLogis LP	4.250%	8/15/23	1,950	2,055
Realty Income Corp.	5.750%	1/15/21	450	518
Realty Income Corp.	3.250%	10/15/22	2,020	2,017
Realty Income Corp.	4.650%	8/1/23	1,525	1,649
Regency Centers LP	4.800%	4/15/21	500	553
Regency Centers LP	3.750%	6/15/24	650	660
Retail Opportunity Investments Corp.	5.000%	12/15/23	750	809
Senior Housing Properties Trust	4.750%	5/1/24	2,575	2,657
Simon Property Group LP	5.650%	2/1/20	3,426	3,995

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Simon Property Group LP	4.375%	3/1/21	3,815	4,216
	Simon Property Group LP	4.125%	12/1/21	4,450	4,830
	Simon Property Group LP	3.375%	3/15/22	1,679	1,738
	Simon Property Group LP	2.750%	2/1/23	1,000	973
	Simon Property Group LP	3.750%	2/1/24	2,525	2,630
	Tanger Properties LP	3.875%	12/1/23	1,750	1,800
	UDR Inc.	3.700%	10/1/20	350	366
	UDR Inc.	4.625%	1/10/22	1,700	1,855
	UDR Inc.	3.750%	7/1/24	1,500	1,519
	Ventas Realty LP	3.750%	5/1/24	2,800	2,808
	Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	3,125	3,117
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	2,695	2,973
	Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	895	948
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	950	936
	Vornado Realty LP	5.000%	1/15/22	1,200	1,325
	Washington REIT	4.950%	10/1/20	425	461
	Washington REIT	3.950%	10/15/22	1,050	1,067
	Weingarten Realty Investors	3.375%	10/15/22	600	601
	Weingarten Realty Investors	3.500%	4/15/23	1,175	1,166
	Weingarten Realty Investors	4.450%	1/15/24	725	765
	WP Carey Inc.	4.600%	4/1/24	1,100	1,154
					1,408,467
Industrial (62.0%)
	Basic Industry (6.8%)
	Agrium Inc.	3.150%	10/1/22	1,905	1,891
	Agrium Inc.	3.500%	6/1/23	3,825	3,850
	Air Products & Chemicals Inc.	3.000%	11/3/21	1,650	1,684
	Air Products & Chemicals Inc.	2.750%	2/3/23	1,400	1,373
	Air Products & Chemicals Inc.	3.350%	7/31/24	1,475	1,494
	Airgas Inc.	2.900%	11/15/22	1,050	1,034
	Airgas Inc.	3.650%	7/15/24	1,750	1,786
	Albemarle Corp.	4.500%	12/15/20	925	1,004
	Allegheny Technologies Inc.	5.950%	1/15/21	2,465	2,721
	Allegheny Technologies Inc.	5.875%	8/15/23	1,100	1,215
	Barrick Gold Corp.	3.850%	4/1/22	6,325	6,390
	Barrick Gold Corp.	4.100%	5/1/23	5,150	5,224
	Barrick North America Finance LLC	4.400%	5/30/21	6,751	7,107
	Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	200	223
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,350	5,555
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	4,105	4,133
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	3,525	3,758
	Braskem Finance Ltd.	6.450%	2/3/24	2,675	2,881
	Cabot Corp.	3.700%	7/15/22	1,000	1,017
	Carpenter Technology Corp.	5.200%	7/15/21	200	218
	Carpenter Technology Corp.	4.450%	3/1/23	1,500	1,558
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,325	2,412
2	Celulosa Arauco y Constitucion SA	4.500%	8/1/24	2,600	2,590
	CF Industries Inc.	7.125%	5/1/20	3,990	4,868
	CF Industries Inc.	3.450%	6/1/23	1,900	1,898
	Cliffs Natural Resources Inc.	5.900%	3/15/20	1,775	1,781
	Cliffs Natural Resources Inc.	4.800%	10/1/20	1,000	951
	Cliffs Natural Resources Inc.	4.875%	4/1/21	2,150	2,043
	Cytec Industries Inc.	3.500%	4/1/23	725	716
	Dow Chemical Co.	4.250%	11/15/20	4,300	4,670
	Dow Chemical Co.	4.125%	11/15/21	4,448	4,766

120

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dow Chemical Co.	3.000%	11/15/22	6,818	6,719
Eastman Chemical Co.	5.500%	11/15/19	2,196	2,510
Eastman Chemical Co.	4.500%	1/15/21	500	542
Eastman Chemical Co.	3.600%	8/15/22	2,600	2,674
Ecolab Inc.	4.350%	12/8/21	4,625	5,076
EI du Pont de Nemours & Co.	4.625%	1/15/20	3,575	4,001
EI du Pont de Nemours & Co.	3.625%	1/15/21	3,325	3,559
EI du Pont de Nemours & Co.	4.250%	4/1/21	950	1,051
EI du Pont de Nemours & Co.	2.800%	2/15/23	4,400	4,340
FMC Corp.	3.950%	2/1/22	2,350	2,466
FMC Corp.	4.100%	2/1/24	1,650	1,735
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	4,067	4,120
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	9,425	9,466
Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	7,605	7,717
Georgia-Pacific LLC	8.000%	1/15/24	2,080	2,833
Goldcorp Inc.	3.625%	6/9/21	2,000	2,054
Goldcorp Inc.	3.700%	3/15/23	4,200	4,220
International Paper Co.	7.500%	8/15/21	3,140	4,006
International Paper Co.	4.750%	2/15/22	2,550	2,818
International Paper Co.	3.650%	6/15/24	3,000	3,004
Kinross Gold Corp.	5.125%	9/1/21	2,450	2,555
2 Kinross Gold Corp.	5.950%	3/15/24	1,300	1,355
LYB International Finance BV	4.000%	7/15/23	3,000	3,174
LyondellBasell Industries NV	6.000%	11/15/21	4,975	5,908
LyondellBasell Industries NV	5.750%	4/15/24	2,525	2,986
MeadWestvaco Corp.	7.375%	9/1/19	750	910
Methanex Corp.	3.250%	12/15/19	1,025	1,050
Monsanto Co.	2.750%	7/15/21	4,000	4,019
Monsanto Co.	3.375%	7/15/24	2,500	2,549
Mosaic Co.	3.750%	11/15/21	1,925	2,017
Mosaic Co.	4.250%	11/15/23	3,250	3,455
NewMarket Corp.	4.100%	12/15/22	1,050	1,065
Newmont Mining Corp.	5.125%	10/1/19	2,806	3,115
Newmont Mining Corp.	3.500%	3/15/22	5,757	5,658
Nucor Corp.	4.125%	9/15/22	2,630	2,816
Nucor Corp.	4.000%	8/1/23	975	1,021
Packaging Corp. of America	3.900%	6/15/22	1,175	1,227
Packaging Corp. of America	4.500%	11/1/23	3,805	4,106
Plains Exploration & Production Co.	6.500%	11/15/20	5,138	5,690
Plains Exploration & Production Co.	6.625%	5/1/21	1,298	1,438
Plains Exploration & Production Co.	6.750%	2/1/22	3,464	3,932
Plains Exploration & Production Co.	6.875%	2/15/23	2,759	3,204
Plum Creek Timberlands LP	4.700%	3/15/21	1,750	1,919
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	3,475	3,932
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	2,575	2,670
PPG Industries Inc.	3.600%	11/15/20	3,445	3,643
Praxair Inc.	4.050%	3/15/21	1,775	1,937
Praxair Inc.	3.000%	9/1/21	3,000	3,093
Praxair Inc.	2.450%	2/15/22	3,400	3,347
Praxair Inc.	2.200%	8/15/22	718	685
Rayonier Inc.	3.750%	4/1/22	725	739
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,675	1,743
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	4,925	5,176
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	3,379	3,676
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	4,750	5,054

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Rio Tinto Finance USA plc	3.500%	3/22/22	3,100	3,240
	Rio Tinto Finance USA plc	2.875%	8/21/22	3,081	3,055
	Rock-Tenn Co.	3.500%	3/1/20	1,350	1,402
	Rock-Tenn Co.	4.900%	3/1/22	2,000	2,181
	Rock-Tenn Co.	4.000%	3/1/23	2,120	2,198
	RPM International Inc.	6.125%	10/15/19	750	865
	RPM International Inc.	3.450%	11/15/22	1,775	1,750
	Sigma-Aldrich Corp.	3.375%	11/1/20	240	251
	Southern Copper Corp.	5.375%	4/16/20	1,050	1,168
	Southern Copper Corp.	3.500%	11/8/22	950	942
	Syngenta Finance NV	3.125%	3/28/22	1,700	1,734
	Teck Resources Ltd.	4.500%	1/15/21	3,100	3,280
	Teck Resources Ltd.	4.750%	1/15/22	1,275	1,356
	Teck Resources Ltd.	3.750%	2/1/23	2,350	2,316
	Vale Overseas Ltd.	5.625%	9/15/19	5,175	5,836
	Vale Overseas Ltd.	4.625%	9/15/20	3,225	3,447
	Vale Overseas Ltd.	4.375%	1/11/22	8,065	8,427
	Valspar Corp.	4.200%	1/15/22	1,875	2,001
	Westlake Chemical Corp.	3.600%	7/15/22	200	202
	Weyerhaeuser Co.	7.375%	10/1/19	1,875	2,294
	Weyerhaeuser Co.	4.625%	9/15/23	1,000	1,089
2	Yamana Gold Inc.	4.950%	7/15/24	1,735	1,768

	Capital Goods (5.3%)
	3M Co.	2.000%	6/26/22	1,475	1,430
	ABB Finance USA Inc.	2.875%	5/8/22	3,975	3,973
	Acuity Brands Lighting Inc.	6.000%	12/15/19	1,125	1,269
	Avery Dennison Corp.	3.350%	4/15/23	1,500	1,474
	Bemis Co. Inc.	4.500%	10/15/21	2,625	2,857
	Boeing Capital Corp.	4.700%	10/27/19	2,160	2,422
	Boeing Co.	4.875%	2/15/20	3,800	4,317
	Boeing Co.	8.750%	8/15/21	300	413
	Boeing Co.	7.950%	8/15/24	1,115	1,569
	Carlisle Cos. Inc.	3.750%	11/15/22	1,725	1,756
	Caterpillar Financial Services Corp.	2.850%	6/1/22	1,800	1,807
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,000	976
	Caterpillar Financial Services Corp.	3.750%	11/24/23	2,200	2,315
	Caterpillar Financial Services Corp.	3.300%	6/9/24	2,000	2,026
	Caterpillar Inc.	3.900%	5/27/21	2,178	2,358
	Caterpillar Inc.	2.600%	6/26/22	3,400	3,364
	Caterpillar Inc.	3.400%	5/15/24	4,450	4,541
	Cooper US Inc.	3.875%	12/15/20	100	106
	Crane Co.	4.450%	12/15/23	2,100	2,246
	CRH America Inc.	5.750%	1/15/21	1,884	2,196
	Danaher Corp.	3.900%	6/23/21	2,650	2,887
	Deere & Co.	4.375%	10/16/19	2,075	2,309
	Deere & Co.	2.600%	6/8/22	3,650	3,601
	Dover Corp.	4.300%	3/1/21	2,250	2,484
	Eaton Corp.	2.750%	11/2/22	7,575	7,410
2	Embraer Overseas Ltd.	5.696%	9/16/23	3,861	4,144
	Embraer SA	5.150%	6/15/22	1,300	1,393
	Emerson Electric Co.	4.875%	10/15/19	1,815	2,053
	Emerson Electric Co.	4.250%	11/15/20	1,075	1,176
	Emerson Electric Co.	2.625%	2/15/23	2,650	2,625
	Exelis Inc.	5.550%	10/1/21	1,200	1,311

122

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Flowserve Corp.	3.500%	9/15/22	1,525	1,524
Flowserve Corp.	4.000%	11/15/23	1,075	1,116
General Dynamics Corp.	3.875%	7/15/21	1,800	1,951
General Dynamics Corp.	2.250%	11/15/22	3,700	3,525
General Electric Co.	2.700%	10/9/22	12,325	12,172
General Electric Co.	3.375%	3/11/24	3,000	3,082
Honeywell International Inc.	4.250%	3/1/21	3,867	4,314
Honeywell International Inc.	3.350%	12/1/23	1,900	1,967
IDEX Corp.	4.200%	12/15/21	600	633
Illinois Tool Works Inc.	3.375%	9/15/21	977	1,030
Illinois Tool Works Inc.	3.500%	3/1/24	2,500	2,612
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	1,800	1,922
John Deere Capital Corp.	1.700%	1/15/20	2,025	1,976
John Deere Capital Corp.	2.800%	3/4/21	3,700	3,748
John Deere Capital Corp.	3.900%	7/12/21	2,700	2,929
John Deere Capital Corp.	3.150%	10/15/21	2,550	2,637
John Deere Capital Corp.	2.750%	3/15/22	1,500	1,503
John Deere Capital Corp.	2.800%	1/27/23	1,000	993
John Deere Capital Corp.	3.350%	6/12/24	800	814
Joy Global Inc.	5.125%	10/15/21	1,450	1,612
Kennametal Inc.	2.650%	11/1/19	2,850	2,883
Kennametal Inc.	3.875%	2/15/22	350	357
L-3 Communications Corp.	5.200%	10/15/19	2,875	3,185
L-3 Communications Corp.	4.750%	7/15/20	3,600	3,910
L-3 Communications Corp.	4.950%	2/15/21	3,500	3,822
L-3 Communications Corp.	3.950%	5/28/24	1,550	1,551
Lockheed Martin Corp.	4.250%	11/15/19	4,550	5,000
Lockheed Martin Corp.	3.350%	9/15/21	4,150	4,340
Mohawk Industries Inc.	3.850%	2/1/23	2,950	2,994
Northrop Grumman Corp.	3.500%	3/15/21	1,225	1,283
Northrop Grumman Corp.	3.250%	8/1/23	3,840	3,845
Owens Corning	4.200%	12/15/22	3,275	3,376
Parker Hannifin Corp.	3.500%	9/15/22	920	961
Pentair Finance SA	2.650%	12/1/19	500	500
Pentair Finance SA	5.000%	5/15/21	2,220	2,466
Pentair Finance SA	3.150%	9/15/22	1,300	1,281
Precision Castparts Corp.	2.500%	1/15/23	2,575	2,498
Raytheon Co.	4.400%	2/15/20	1,325	1,465
Raytheon Co.	3.125%	10/15/20	4,775	4,945
Raytheon Co.	2.500%	12/15/22	3,500	3,387
Republic Services Inc.	5.500%	9/15/19	1,825	2,090
Republic Services Inc.	5.000%	3/1/20	3,442	3,864
Republic Services Inc.	5.250%	11/15/21	3,958	4,549
Republic Services Inc.	3.550%	6/1/22	2,608	2,715
Republic Services Inc.	4.750%	5/15/23	1,670	1,867
Rockwell Collins Inc.	3.100%	11/15/21	1,359	1,386
Rockwell Collins Inc.	3.700%	12/15/23	900	945
Roper Industries Inc.	6.250%	9/1/19	1,100	1,291
Roper Industries Inc.	3.125%	11/15/22	2,247	2,225
Snap-on Inc.	6.125%	9/1/21	1,410	1,657
Sonoco Products Co.	4.375%	11/1/21	775	830
Stanley Black & Decker Inc.	3.400%	12/1/21	1,275	1,331
Stanley Black & Decker Inc.	2.900%	11/1/22	2,500	2,480
Textron Inc.	7.250%	10/1/19	1,320	1,591
Textron Inc.	3.650%	3/1/21	1,000	1,032

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Textron Inc.	4.300%	3/1/24	1,500	1,577
Tyco International Finance SA /
Tyco International Ltd.	6.875%	1/15/21	1,700	2,070
United Technologies Corp.	4.500%	4/15/20	6,490	7,219
United Technologies Corp.	3.100%	6/1/22	9,204	9,386
Valmont Industries Inc.	6.625%	4/20/20	1,000	1,188
Waste Management Inc.	4.750%	6/30/20	4,100	4,573
Waste Management Inc.	4.600%	3/1/21	780	868
Waste Management Inc.	2.900%	9/15/22	1,100	1,093
Waste Management Inc.	3.500%	5/15/24	1,750	1,783
Xylem Inc.	4.875%	10/1/21	1,850	2,042

Communication (9.2%)
21st Century Fox America Inc.	5.650%	8/15/20	1,600	1,843
21st Century Fox America Inc.	4.500%	2/15/21	2,850	3,135
21st Century Fox America Inc.	3.000%	9/15/22	4,900	4,851
21st Century Fox America Inc.	4.000%	10/1/23	650	683
America Movil SAB de CV	5.000%	10/16/19	2,625	2,953
America Movil SAB de CV	5.000%	3/30/20	7,031	7,851
America Movil SAB de CV	3.125%	7/16/22	6,862	6,858
American Tower Corp.	5.050%	9/1/20	4,406	4,852
American Tower Corp.	3.450%	9/15/21	1,800	1,805
American Tower Corp.	5.900%	11/1/21	2,374	2,727
American Tower Corp.	4.700%	3/15/22	2,750	2,949
American Tower Corp.	3.500%	1/31/23	5,150	5,074
AT&T Inc.	4.450%	5/15/21	4,305	4,771
AT&T Inc.	3.875%	8/15/21	6,354	6,789
AT&T Inc.	3.000%	2/15/22	5,000	5,036
AT&T Inc.	2.625%	12/1/22	5,875	5,697
AT&T Inc.	3.900%	3/11/24	4,200	4,386
CBS Corp.	5.750%	4/15/20	2,815	3,246
CBS Corp.	4.300%	2/15/21	1,700	1,840
CBS Corp.	3.375%	3/1/22	767	778
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	5,200	5,278
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,888	4,201
Comcast Corp.	5.150%	3/1/20	3,525	4,030
Comcast Corp.	3.125%	7/15/22	3,175	3,249
Comcast Corp.	2.850%	1/15/23	4,250	4,252
Comcast Corp.	3.600%	3/1/24	6,675	6,918
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.875%	10/1/19	5,243	6,095
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.200%	3/15/20	4,215	4,764
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.600%	2/15/21	3,620	3,970
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.000%	3/1/21	3,450	3,867
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.800%	3/15/22	6,906	7,199
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.450%	4/1/24	4,975	5,339
Discovery Communications LLC	5.050%	6/1/20	4,675	5,231
Discovery Communications LLC	4.375%	6/15/21	2,700	2,936
Discovery Communications LLC	3.300%	5/15/22	1,800	1,811
Discovery Communications LLC	3.250%	4/1/23	1,800	1,781

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
GTE Corp.	8.750%	11/1/21	1,175	1,568
Historic TW Inc.	9.150%	2/1/23	1,795	2,507
Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,000	2,005
Interpublic Group of Cos. Inc.	4.200%	4/15/24	2,925	3,020
Moody’s Corp.	5.500%	9/1/20	2,100	2,388
Moody’s Corp.	4.500%	9/1/22	1,771	1,894
Moody’s Corp.	4.875%	2/15/24	3,700	4,055
NBCUniversal Media LLC	5.150%	4/30/20	8,115	9,297
NBCUniversal Media LLC	4.375%	4/1/21	5,326	5,886
NBCUniversal Media LLC	2.875%	1/15/23	3,850	3,833
Omnicom Group Inc.	4.450%	8/15/20	2,450	2,653
Omnicom Group Inc.	3.625%	5/1/22	6,550	6,736
Orange SA	4.125%	9/14/21	3,500	3,765
Qwest Corp.	6.750%	12/1/21	4,040	4,712
Reed Elsevier Capital Inc.	3.125%	10/15/22	4,231	4,193
Rogers Communications Inc.	3.000%	3/15/23	1,450	1,408
Rogers Communications Inc.	4.100%	10/1/23	3,175	3,321
Telefonica Emisiones SAU	5.134%	4/27/20	4,582	5,104
Telefonica Emisiones SAU	5.462%	2/16/21	6,145	6,975
Telefonica Emisiones SAU	4.570%	4/27/23	2,625	2,814
Telefonos de Mexico SAB de CV	5.500%	11/15/19	1,250	1,431
Thomson Reuters Corp.	4.700%	10/15/19	2,225	2,463
Thomson Reuters Corp.	3.950%	9/30/21	1,027	1,083
Thomson Reuters Corp.	4.300%	11/23/23	1,800	1,906
Time Warner Cable Inc.	5.000%	2/1/20	6,225	6,987
Time Warner Cable Inc.	4.125%	2/15/21	3,025	3,265
Time Warner Cable Inc.	4.000%	9/1/21	4,016	4,303
Time Warner Cos. Inc.	7.570%	2/1/24	1,220	1,582
Time Warner Entertainment Co. LP	8.375%	3/15/23	2,180	2,953
Time Warner Inc.	4.875%	3/15/20	4,724	5,264
Time Warner Inc.	4.700%	1/15/21	4,050	4,480
Time Warner Inc.	4.750%	3/29/21	2,825	3,133
Time Warner Inc.	4.000%	1/15/22	2,375	2,505
Time Warner Inc.	3.400%	6/15/22	2,401	2,438
Time Warner Inc.	4.050%	12/15/23	1,675	1,743
Time Warner Inc.	3.550%	6/1/24	3,750	3,749
2 Verizon Communications Inc.	2.625%	2/21/20	11,826	11,840
Verizon Communications Inc.	4.500%	9/15/20	14,405	15,804
Verizon Communications Inc.	3.450%	3/15/21	3,475	3,596
Verizon Communications Inc.	4.600%	4/1/21	5,400	5,979
Verizon Communications Inc.	3.500%	11/1/21	6,468	6,716
Verizon Communications Inc.	2.450%	11/1/22	6,740	6,415
Verizon Communications Inc.	5.150%	9/15/23	39,350	44,558
Verizon Communications Inc.	4.150%	3/15/24	6,525	6,886
Viacom Inc.	5.625%	9/15/19	3,785	4,341
Viacom Inc.	4.500%	3/1/21	1,655	1,806
Viacom Inc.	3.875%	12/15/21	2,800	2,953
Viacom Inc.	3.125%	6/15/22	1,250	1,243
Viacom Inc.	4.250%	9/1/23	3,975	4,183
Viacom Inc.	3.875%	4/1/24	2,200	2,246
Vodafone Group plc	4.375%	3/16/21	2,000	2,189
Vodafone Group plc	2.500%	9/26/22	2,500	2,369
Vodafone Group plc	2.950%	2/19/23	6,188	5,979
Walt Disney Co.	3.750%	6/1/21	1,275	1,382
Walt Disney Co.	2.750%	8/16/21	3,325	3,396

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Walt Disney Co.	2.550%	2/15/22	1,600	1,598
Walt Disney Co.	2.350%	12/1/22	3,350	3,258
WPP Finance 2010	3.625%	9/7/22	4,175	4,290

Consumer Cyclical (6.3%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,200	1,371
Advance Auto Parts Inc.	4.500%	1/15/22	1,600	1,707
Advance Auto Parts Inc.	4.500%	12/1/23	1,200	1,273
Amazon.com Inc.	2.500%	11/29/22	4,350	4,167
AutoZone Inc.	4.000%	11/15/20	1,750	1,866
AutoZone Inc.	3.700%	4/15/22	2,500	2,594
AutoZone Inc.	2.875%	1/15/23	1,425	1,384
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,000	1,019
BorgWarner Inc.	4.625%	9/15/20	75	82
Brinker International Inc.	3.875%	5/15/23	2,500	2,466
Carnival Corp.	3.950%	10/15/20	1,750	1,848
Costco Wholesale Corp.	1.700%	12/15/19	4,375	4,322
Cummins Inc.	3.650%	10/1/23	725	762
CVS Health Corp.	4.750%	5/18/20	2,517	2,827
CVS Health Corp.	4.125%	5/15/21	2,054	2,224
CVS Health Corp.	2.750%	12/1/22	2,425	2,372
CVS Health Corp.	4.000%	12/5/23	5,200	5,504
Darden Restaurants Inc.	3.350%	11/1/22	935	887
Delphi Corp.	6.125%	5/15/21	3,000	3,323
Delphi Corp.	5.000%	2/15/23	2,000	2,150
Delphi Corp.	4.150%	3/15/24	2,750	2,866
Dollar General Corp.	3.250%	4/15/23	3,400	3,035
eBay Inc.	3.250%	10/15/20	1,600	1,668
eBay Inc.	2.875%	8/1/21	2,600	2,602
eBay Inc.	2.600%	7/15/22	3,575	3,475
eBay Inc.	3.450%	8/1/24	3,200	3,218
Expedia Inc.	5.950%	8/15/20	3,800	4,306
Family Dollar Stores Inc.	5.000%	2/1/21	1,065	1,116
Ford Motor Credit Co. LLC	8.125%	1/15/20	4,925	6,250
Ford Motor Credit Co. LLC	5.750%	2/1/21	4,750	5,505
Ford Motor Credit Co. LLC	5.875%	8/2/21	6,777	7,933
Ford Motor Credit Co. LLC	4.250%	9/20/22	5,425	5,789
Ford Motor Credit Co. LLC	4.375%	8/6/23	3,725	3,969
Gap Inc.	5.950%	4/12/21	4,772	5,504
Home Depot Inc.	3.950%	9/15/20	1,000	1,096
Home Depot Inc.	4.400%	4/1/21	3,463	3,890
Home Depot Inc.	2.700%	4/1/23	6,550	6,450
Home Depot Inc.	3.750%	2/15/24	2,875	3,041
Host Hotels & Resorts LP	6.000%	10/1/21	1,500	1,742
Host Hotels & Resorts LP	5.250%	3/15/22	1,647	1,832
Host Hotels & Resorts LP	4.750%	3/1/23	2,884	3,093
Host Hotels & Resorts LP	3.750%	10/15/23	2,700	2,710
Hyatt Hotels Corp.	5.375%	8/15/21	800	906
Hyatt Hotels Corp.	3.375%	7/15/23	975	961
International Game Technology	5.500%	6/15/20	1,250	1,328
International Game Technology	5.350%	10/15/23	1,500	1,577
Johnson Controls Inc.	5.000%	3/30/20	725	810
Johnson Controls Inc.	4.250%	3/1/21	2,434	2,628
Johnson Controls Inc.	3.750%	12/1/21	2,496	2,623
Johnson Controls Inc.	3.625%	7/2/24	1,200	1,219

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kohl’s Corp.	4.000%	11/1/21	2,170	2,290
Kohl’s Corp.	3.250%	2/1/23	1,975	1,936
Lowe’s Cos. Inc.	4.625%	4/15/20	2,775	3,093
Lowe’s Cos. Inc.	3.800%	11/15/21	3,249	3,507
Lowe’s Cos. Inc.	3.120%	4/15/22	1,200	1,232
Lowe’s Cos. Inc.	3.875%	9/15/23	3,425	3,648
Macy’s Retail Holdings Inc.	3.875%	1/15/22	2,900	3,062
Macy’s Retail Holdings Inc.	2.875%	2/15/23	2,121	2,065
Macy’s Retail Holdings Inc.	4.375%	9/1/23	3,000	3,215
Macy’s Retail Holdings Inc.	3.625%	6/1/24	2,360	2,376
Marriott International Inc.	3.375%	10/15/20	3,200	3,324
Marriott International Inc.	3.250%	9/15/22	400	402
MasterCard Inc.	3.375%	4/1/24	4,575	4,670
McDonald’s Corp.	3.500%	7/15/20	2,575	2,751
McDonald’s Corp.	3.625%	5/20/21	750	806
McDonald’s Corp.	2.625%	1/15/22	2,975	2,995
McDonald’s Corp.	3.250%	6/10/24	1,550	1,570
MDC Holdings Inc.	5.625%	2/1/20	400	430
MDC Holdings Inc.	5.500%	1/15/24	1,100	1,130
NIKE Inc.	2.250%	5/1/23	1,300	1,247
Nordstrom Inc.	4.750%	5/1/20	1,600	1,777
Nordstrom Inc.	4.000%	10/15/21	2,125	2,295
NVR Inc.	3.950%	9/15/22	2,090	2,140
O’Reilly Automotive Inc.	4.875%	1/14/21	1,235	1,365
O’Reilly Automotive Inc.	4.625%	9/15/21	875	962
O’Reilly Automotive Inc.	3.800%	9/1/22	1,200	1,249
O’Reilly Automotive Inc.	3.850%	6/15/23	1,950	2,019
QVC Inc.	5.125%	7/2/22	1,825	1,944
QVC Inc.	4.375%	3/15/23	2,700	2,737
QVC Inc.	4.850%	4/1/24	1,575	1,633
Signet UK Finance plc	4.700%	6/15/24	1,300	1,335
Staples Inc.	4.375%	1/12/23	1,625	1,627
Starbucks Corp.	3.850%	10/1/23	4,150	4,410
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	1,000	968
Target Corp.	3.875%	7/15/20	2,500	2,697
Target Corp.	2.900%	1/15/22	3,900	3,933
Target Corp.	3.500%	7/1/24	4,150	4,239
TJX Cos. Inc.	2.750%	6/15/21	1,975	1,989
TJX Cos. Inc.	2.500%	5/15/23	2,625	2,536
Toyota Motor Credit Corp.	4.500%	6/17/20	3,050	3,392
Toyota Motor Credit Corp.	4.250%	1/11/21	1,875	2,066
Toyota Motor Credit Corp.	2.750%	5/17/21	1,500	1,520
Toyota Motor Credit Corp.	3.400%	9/15/21	4,200	4,394
Toyota Motor Credit Corp.	3.300%	1/12/22	2,875	2,987
Toyota Motor Credit Corp.	2.625%	1/10/23	1,354	1,330
VF Corp.	3.500%	9/1/21	2,000	2,113
Wal-Mart Stores Inc.	3.625%	7/8/20	4,808	5,165
Wal-Mart Stores Inc.	3.250%	10/25/20	7,008	7,378
Wal-Mart Stores Inc.	4.250%	4/15/21	2,400	2,674
Wal-Mart Stores Inc.	2.550%	4/11/23	8,300	8,115
Wal-Mart Stores Inc.	3.300%	4/22/24	5,050	5,170
Walgreen Co.	3.100%	9/15/22	4,900	4,841
Western Union Co.	5.253%	4/1/20	1,175	1,290
Wyndham Worldwide Corp.	4.250%	3/1/22	1,375	1,417
Wyndham Worldwide Corp.	3.900%	3/1/23	3,750	3,765

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Yum! Brands Inc.	5.300%	9/15/19	900	1,001
	Yum! Brands Inc.	3.875%	11/1/20	1,850	1,954

	Consumer Noncyclical (14.0%)
	Abbott Laboratories	4.125%	5/27/20	1,910	2,106
	AbbVie Inc.	2.900%	11/6/22	10,354	10,188
2	Actavis Funding SCS	3.850%	6/15/24	5,225	5,296
	Actavis Inc.	3.250%	10/1/22	4,950	4,924
	Allergan Inc.	3.375%	9/15/20	1,675	1,692
	Allergan Inc.	2.800%	3/15/23	1,850	1,721
	Altria Group Inc.	4.750%	5/5/21	6,474	7,219
	Altria Group Inc.	2.850%	8/9/22	2,225	2,175
	Altria Group Inc.	2.950%	5/2/23	3,650	3,524
	Altria Group Inc.	4.000%	1/31/24	6,850	7,125
	AmerisourceBergen Corp.	4.875%	11/15/19	1,970	2,213
	AmerisourceBergen Corp.	3.500%	11/15/21	2,000	2,089
	AmerisourceBergen Corp.	3.400%	5/15/24	1,700	1,711
	Amgen Inc.	4.500%	3/15/20	1,100	1,215
	Amgen Inc.	3.450%	10/1/20	3,392	3,543
	Amgen Inc.	4.100%	6/15/21	3,375	3,643
	Amgen Inc.	3.875%	11/15/21	6,700	7,138
	Amgen Inc.	3.625%	5/15/22	2,025	2,112
	Amgen Inc.	3.625%	5/22/24	6,550	6,658
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	4,597	4,503
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	6,650	6,983
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	3,647	4,480
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	8,850	10,210
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,575	5,196
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,950	2,166
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	9,513	9,304
	Archer-Daniels-Midland Co.	4.479%	3/1/21	2,925	3,254
	AstraZeneca plc	1.950%	9/18/19	3,717	3,700
	Avon Products Inc.	4.600%	3/15/20	2,261	2,321
	Avon Products Inc.	5.000%	3/15/23	3,411	3,422
	Baxter International Inc.	4.250%	3/15/20	1,525	1,678
	Baxter International Inc.	2.400%	8/15/22	2,700	2,604
	Baxter International Inc.	3.200%	6/15/23	3,575	3,585
	Beam Suntory Inc.	3.250%	5/15/22	475	476
	Beam Suntory Inc.	3.250%	6/15/23	1,050	1,051
	Becton Dickinson & Co.	3.250%	11/12/20	3,460	3,622
	Becton Dickinson & Co.	3.125%	11/8/21	4,750	4,921
	Boston Scientific Corp.	6.000%	1/15/20	2,839	3,287
	Boston Scientific Corp.	4.125%	10/1/23	1,875	1,960
	Bristol-Myers Squibb Co.	2.000%	8/1/22	2,000	1,888
	Bristol-Myers Squibb Co.	7.150%	6/15/23	900	1,182
	Bristol-Myers Squibb Co.	3.250%	11/1/23	2,150	2,184
	Brown-Forman Corp.	2.250%	1/15/23	1,400	1,329
	Campbell Soup Co.	4.250%	4/15/21	1,600	1,739
	Campbell Soup Co.	2.500%	8/2/22	1,675	1,590
	Cardinal Health Inc.	4.625%	12/15/20	1,425	1,579
	Cardinal Health Inc.	3.200%	6/15/22	1,200	1,206
	Cardinal Health Inc.	3.200%	3/15/23	3,025	3,000
	CareFusion Corp.	3.300%	3/1/23	2,150	2,121
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	1,800	1,771
	Celgene Corp.	3.950%	10/15/20	1,645	1,750

128

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Celgene Corp.	3.250%	8/15/22	5,220	5,296
Celgene Corp.	4.000%	8/15/23	2,400	2,530
Celgene Corp.	3.625%	5/15/24	3,150	3,210
Church & Dwight Co. Inc.	2.875%	10/1/22	900	884
Clorox Co.	3.800%	11/15/21	1,358	1,438
Clorox Co.	3.050%	9/15/22	1,600	1,603
Coca-Cola Co.	2.450%	11/1/20	2,800	2,830
Coca-Cola Co.	3.150%	11/15/20	4,609	4,839
Coca-Cola Co.	3.300%	9/1/21	3,975	4,187
Coca-Cola Co.	2.500%	4/1/23	3,575	3,482
Coca-Cola Co.	3.200%	11/1/23	6,275	6,398
Coca-Cola Enterprises Inc.	3.500%	9/15/20	2,950	3,065
Coca-Cola Enterprises Inc.	3.250%	8/19/21	425	438
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,875	2,056
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	4,500	4,689
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	975	1,336
Colgate-Palmolive Co.	2.450%	11/15/21	2,075	2,084
Colgate-Palmolive Co.	2.300%	5/3/22	1,300	1,277
Colgate-Palmolive Co.	1.950%	2/1/23	900	845
Colgate-Palmolive Co.	2.100%	5/1/23	250	237
Colgate-Palmolive Co.	3.250%	3/15/24	1,200	1,231
ConAgra Foods Inc.	3.250%	9/15/22	1,925	1,912
ConAgra Foods Inc.	3.200%	1/25/23	3,473	3,417
Covidien International Finance SA	4.200%	6/15/20	1,875	2,051
Covidien International Finance SA	3.200%	6/15/22	2,275	2,317
Covidien International Finance SA	2.950%	6/15/23	4,175	4,113
CR Bard Inc.	4.400%	1/15/21	2,445	2,680
DENTSPLY International Inc.	4.125%	8/15/21	1,280	1,362
Diageo Capital plc	4.828%	7/15/20	2,885	3,251
Diageo Capital plc	2.625%	4/29/23	5,075	4,941
Diageo Investment Corp.	2.875%	5/11/22	3,800	3,808
Dignity Health California GO	3.125%	11/1/22	800	767
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	1,175	1,150
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	1,475	1,513
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	200	194
Energizer Holdings Inc.	4.700%	5/19/21	1,725	1,792
Energizer Holdings Inc.	4.700%	5/24/22	2,200	2,289
Express Scripts Holding Co.	4.750%	11/15/21	2,650	2,948
Express Scripts Holding Co.	3.900%	2/15/22	3,925	4,140
Express Scripts Holding Co.	3.500%	6/15/24	2,600	2,612
Flowers Foods Inc.	4.375%	4/1/22	1,350	1,439
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	800	762
General Mills Inc.	3.150%	12/15/21	4,175	4,309
General Mills Inc.	3.650%	2/15/24	2,411	2,500
Gilead Sciences Inc.	4.500%	4/1/21	3,625	4,033
Gilead Sciences Inc.	4.400%	12/1/21	5,300	5,869
Gilead Sciences Inc.	3.700%	4/1/24	7,475	7,792
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	4,125	4,047
GlaxoSmithKline Capital plc	2.850%	5/8/22	8,625	8,576
Hasbro Inc.	3.150%	5/15/21	1,125	1,140
Hershey Co.	4.125%	12/1/20	2,325	2,559
Hillshire Brands Co.	4.100%	9/15/20	54	56
Hormel Foods Corp.	4.125%	4/15/21	100	110
Ingredion Inc.	4.625%	11/1/20	375	406
International Flavors & Fragrances Inc.	3.200%	5/1/23	975	964

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
JM Smucker Co.	3.500%	10/15/21	2,200	2,295
Johnson & Johnson	3.550%	5/15/21	4,250	4,616
Johnson & Johnson	6.730%	11/15/23	50	65
Johnson & Johnson	3.375%	12/5/23	2,050	2,159
Kaiser Foundation Hospitals	3.500%	4/1/22	675	686
Kellogg Co.	4.150%	11/15/19	800	874
Kellogg Co.	4.000%	12/15/20	3,525	3,805
Kellogg Co.	3.125%	5/17/22	800	818
Kimberly-Clark Corp.	3.625%	8/1/20	300	321
Kimberly-Clark Corp.	3.875%	3/1/21	1,075	1,172
Kimberly-Clark Corp.	2.400%	3/1/22	1,200	1,184
Kimberly-Clark Corp.	2.400%	6/1/23	2,275	2,182
Koninklijke Philips NV	3.750%	3/15/22	4,662	4,934
Kraft Foods Group Inc.	5.375%	2/10/20	3,179	3,613
Kraft Foods Group Inc.	3.500%	6/6/22	7,577	7,788
Kroger Co.	6.150%	1/15/20	1,989	2,327
Kroger Co.	3.300%	1/15/21	2,525	2,598
Kroger Co.	3.400%	4/15/22	1,168	1,191
Kroger Co.	3.850%	8/1/23	2,650	2,749
Kroger Co.	4.000%	2/1/24	2,925	3,060
Laboratory Corp. of America Holdings	4.625%	11/15/20	1,350	1,464
Laboratory Corp. of America Holdings	3.750%	8/23/22	950	969
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,300	1,349
Life Technologies Corp.	6.000%	3/1/20	3,275	3,821
Life Technologies Corp.	5.000%	1/15/21	2,083	2,339
Lorillard Tobacco Co.	6.875%	5/1/20	3,100	3,680
Lorillard Tobacco Co.	3.750%	5/20/23	3,225	3,208
Mattel Inc.	3.150%	3/15/23	1,350	1,340
McCormick & Co. Inc.	3.900%	7/15/21	275	299
McCormick & Co. Inc.	3.500%	9/1/23	1,200	1,264
McKesson Corp.	4.750%	3/1/21	1,800	2,023
McKesson Corp.	2.700%	12/15/22	1,325	1,282
McKesson Corp.	2.850%	3/15/23	1,250	1,218
McKesson Corp.	3.796%	3/15/24	3,500	3,602
Mead Johnson Nutrition Co.	4.900%	11/1/19	1,850	2,060
Medco Health Solutions Inc.	4.125%	9/15/20	4,150	4,469
Medtronic Inc.	4.450%	3/15/20	3,925	4,382
Medtronic Inc.	3.125%	3/15/22	3,800	3,867
Medtronic Inc.	2.750%	4/1/23	4,925	4,839
Medtronic Inc.	3.625%	3/15/24	2,800	2,903
Merck & Co. Inc.	3.875%	1/15/21	6,136	6,651
Merck & Co. Inc.	2.400%	9/15/22	3,200	3,115
Merck & Co. Inc.	2.800%	5/18/23	5,575	5,544
Molson Coors Brewing Co.	3.500%	5/1/22	1,375	1,417
Mondelez International Inc.	5.375%	2/10/20	6,301	7,212
Mondelez International Inc.	4.000%	2/1/24	6,000	6,311
Mylan Inc.	4.200%	11/29/23	3,050	3,192
Newell Rubbermaid Inc.	4.700%	8/15/20	1,350	1,466
Newell Rubbermaid Inc.	4.000%	6/15/22	1,125	1,182
Novartis Capital Corp.	4.400%	4/24/20	5,625	6,274
Novartis Capital Corp.	2.400%	9/21/22	5,410	5,273
Novartis Capital Corp.	3.400%	5/6/24	4,825	4,968
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	225	235
PepsiCo Inc.	4.500%	1/15/20	5,900	6,592
PepsiCo Inc.	3.125%	11/1/20	1,945	2,035

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PepsiCo Inc.	3.000%	8/25/21	2,850	2,938
PepsiCo Inc.	2.750%	3/5/22	3,965	3,972
PepsiCo Inc.	2.750%	3/1/23	3,425	3,378
PepsiCo Inc.	3.600%	3/1/24	4,925	5,137
PerkinElmer Inc.	5.000%	11/15/21	3,150	3,443
2 Perrigo Co. plc	4.000%	11/15/23	2,500	2,569
Pfizer Inc.	3.000%	6/15/23	3,650	3,691
Pfizer Inc.	3.400%	5/15/24	2,500	2,551
Philip Morris International Inc.	4.500%	3/26/20	2,886	3,201
Philip Morris International Inc.	4.125%	5/17/21	2,970	3,254
Philip Morris International Inc.	2.900%	11/15/21	2,350	2,392
Philip Morris International Inc.	2.500%	8/22/22	1,775	1,734
Philip Morris International Inc.	2.625%	3/6/23	2,500	2,439
Philip Morris International Inc.	3.600%	11/15/23	2,175	2,259
1 Procter & Gamble - Esop	9.360%	1/1/21	1,214	1,537
Procter & Gamble Co.	2.300%	2/6/22	5,555	5,486
Procter & Gamble Co.	3.100%	8/15/23	3,000	3,089
Quest Diagnostics Inc.	4.750%	1/30/20	1,275	1,386
Quest Diagnostics Inc.	4.700%	4/1/21	1,075	1,177
Quest Diagnostics Inc.	4.250%	4/1/24	1,875	1,934
Reynolds American Inc.	3.250%	11/1/22	2,150	2,107
Reynolds American Inc.	4.850%	9/15/23	2,650	2,873
Safeway Inc.	3.950%	8/15/20	2,550	2,581
Sanofi	4.000%	3/29/21	10,800	11,787
St. Jude Medical Inc.	3.250%	4/15/23	4,425	4,437
Stryker Corp.	4.375%	1/15/20	2,375	2,626
Stryker Corp.	3.375%	5/15/24	1,925	1,944
Sysco Corp.	2.600%	6/12/22	1,000	991
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,475	5,670
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	4,860	4,709
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	400	412
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	4,480	4,395
Thermo Fisher Scientific Inc.	4.700%	5/1/20	1,000	1,096
Thermo Fisher Scientific Inc.	4.500%	3/1/21	2,725	2,998
Thermo Fisher Scientific Inc.	3.600%	8/15/21	3,625	3,778
Thermo Fisher Scientific Inc.	3.150%	1/15/23	860	856
Thermo Fisher Scientific Inc.	4.150%	2/1/24	5,175	5,458
Tupperware Brands Corp.	4.750%	6/1/21	2,200	2,370
Tyson Foods Inc.	4.500%	6/15/22	3,825	4,134
Tyson Foods Inc.	3.950%	8/15/24	7,100	7,251
Unilever Capital Corp.	4.250%	2/10/21	4,813	5,352
Whirlpool Corp.	4.850%	6/15/21	1,850	2,051
Whirlpool Corp.	4.700%	6/1/22	348	381
Whirlpool Corp.	3.700%	3/1/23	2,575	2,616
Wyeth LLC	6.450%	2/1/24	3,575	4,555
Zimmer Holdings Inc.	4.625%	11/30/19	1,675	1,853
Zimmer Holdings Inc.	3.375%	11/30/21	2,000	2,068
Zoetis Inc.	3.250%	2/1/23	4,125	4,124

Energy (11.3%)
Apache Corp.	3.625%	2/1/21	3,750	3,966
Apache Corp.	3.250%	4/15/22	3,933	4,017
Baker Hughes Inc.	3.200%	8/15/21	1,100	1,143
Boardwalk Pipelines LP	5.750%	9/15/19	1,105	1,217
Boardwalk Pipelines LP	3.375%	2/1/23	1,200	1,132

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	BP Capital Markets plc	4.500%	10/1/20	4,865	5,375
	BP Capital Markets plc	4.742%	3/11/21	6,795	7,622
	BP Capital Markets plc	3.561%	11/1/21	4,386	4,603
	BP Capital Markets plc	3.245%	5/6/22	5,404	5,511
	BP Capital Markets plc	2.500%	11/6/22	4,025	3,882
	BP Capital Markets plc	2.750%	5/10/23	8,350	8,102
	BP Capital Markets plc	3.994%	9/26/23	2,775	2,946
	BP Capital Markets plc	3.814%	2/10/24	2,400	2,511
	Buckeye Partners LP	4.875%	2/1/21	2,283	2,485
	Buckeye Partners LP	4.150%	7/1/23	2,871	2,969
	Cameron International Corp.	4.500%	6/1/21	350	383
	Cameron International Corp.	3.600%	4/30/22	1,150	1,186
	Cameron International Corp.	4.000%	12/15/23	800	844
	Cameron International Corp.	3.700%	6/15/24	1,300	1,334
	Canadian Natural Resources Ltd.	3.450%	11/15/21	250	260
	Canadian Natural Resources Ltd.	3.800%	4/15/24	2,925	3,024
	Cenovus Energy Inc.	5.700%	10/15/19	5,500	6,376
	Cenovus Energy Inc.	3.000%	8/15/22	2,225	2,214
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	2,550	2,832
	Chevron Corp.	2.427%	6/24/20	2,925	2,974
	Chevron Corp.	2.355%	12/5/22	6,250	6,090
	Chevron Corp.	3.191%	6/24/23	10,325	10,619
	ConocoPhillips	6.000%	1/15/20	1,880	2,231
	ConocoPhillips Co.	2.400%	12/15/22	5,025	4,902
	Continental Resources Inc.	5.000%	9/15/22	8,195	8,851
	Continental Resources Inc.	4.500%	4/15/23	6,325	6,810
2	Continental Resources Inc.	3.800%	6/1/24	3,075	3,139
	Copano Energy LLC / Copano Energy
	Finance Corp.	7.125%	4/1/21	1,173	1,317
	DCP Midstream Operating LP	4.950%	4/1/22	875	963
	DCP Midstream Operating LP	3.875%	3/15/23	2,925	2,992
	Devon Energy Corp.	4.000%	7/15/21	2,145	2,296
	Devon Energy Corp.	3.250%	5/15/22	3,250	3,305
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	475	478
	Dominion Gas Holdings LLC	3.550%	11/1/23	2,100	2,166
	El Paso Natural Gas Co. LLC	8.625%	1/15/22	150	195
	El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	3,200	3,725
	El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	1,950	2,134
	El Paso Pipeline Partners Operating Co. LLC	4.300%	5/1/24	2,035	2,085
2	Enable Midstream Partners LP	3.900%	5/15/24	1,950	1,979
	Enbridge Energy Partners LP	5.200%	3/15/20	1,700	1,909
	Enbridge Energy Partners LP	4.200%	9/15/21	2,069	2,214
	Enbridge Inc.	4.000%	10/1/23	1,550	1,625
	Enbridge Inc.	3.500%	6/10/24	2,325	2,336
	Encana Corp.	3.900%	11/15/21	2,100	2,228
	Energy Transfer Partners LP	4.150%	10/1/20	1,795	1,898
	Energy Transfer Partners LP	4.650%	6/1/21	3,850	4,163
	Energy Transfer Partners LP	5.200%	2/1/22	5,425	5,991
	Energy Transfer Partners LP	3.600%	2/1/23	3,325	3,298
	Energy Transfer Partners LP	7.600%	2/1/24	930	1,179
	EnLink Midstream Partners LP	4.400%	4/1/24	1,475	1,560
	Ensco plc	4.700%	3/15/21	6,275	6,836
	Enterprise Products Operating LLC	5.250%	1/31/20	1,350	1,537
	Enterprise Products Operating LLC	5.200%	9/1/20	3,400	3,875
	Enterprise Products Operating LLC	4.050%	2/15/22	2,675	2,870

132

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	3.350%	3/15/23	4,150	4,183
Enterprise Products Operating LLC	3.900%	2/15/24	4,625	4,828
EOG Resources Inc.	4.400%	6/1/20	2,500	2,752
EOG Resources Inc.	4.100%	2/1/21	4,840	5,286
EOG Resources Inc.	2.625%	3/15/23	3,700	3,601
EQT Corp.	4.875%	11/15/21	2,575	2,843
FMC Technologies Inc.	3.450%	10/1/22	1,475	1,485
Gulf South Pipeline Co. LP	4.000%	6/15/22	750	767
Halliburton Co.	6.150%	9/15/19	2,575	3,070
Halliburton Co.	3.250%	11/15/21	1,650	1,722
Halliburton Co.	3.500%	8/1/23	3,975	4,135
Hess Corp.	3.500%	7/15/24	1,000	1,011
Husky Energy Inc.	7.250%	12/15/19	3,225	3,970
Husky Energy Inc.	3.950%	4/15/22	325	346
Husky Energy Inc.	4.000%	4/15/24	4,275	4,482
Kerr-McGee Corp.	6.950%	7/1/24	2,287	2,926
Kinder Morgan Energy Partners LP	6.850%	2/15/20	5,125	6,112
Kinder Morgan Energy Partners LP	3.500%	3/1/21	3,100	3,135
Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,150	2,455
Kinder Morgan Energy Partners LP	4.150%	3/1/22	850	879
Kinder Morgan Energy Partners LP	3.950%	9/1/22	4,755	4,842
Kinder Morgan Energy Partners LP	3.450%	2/15/23	1,000	977
Kinder Morgan Energy Partners LP	3.500%	9/1/23	1,650	1,638
Kinder Morgan Energy Partners LP	4.150%	2/1/24	2,500	2,538
Magellan Midstream Partners LP	4.250%	2/1/21	900	987
Marathon Oil Corp.	2.800%	11/1/22	2,950	2,884
Marathon Petroleum Corp.	5.125%	3/1/21	3,150	3,569
Murphy Oil Corp.	3.700%	12/1/22	3,600	3,614
Nabors Industries Inc.	5.000%	9/15/20	900	1,006
Nabors Industries Inc.	4.625%	9/15/21	925	1,012
2 Nabors Industries Inc.	4.625%	9/15/21	1,350	1,477
Nabors Industries Inc.	5.100%	9/15/23	2,025	2,242
National Oilwell Varco Inc.	2.600%	12/1/22	7,075	6,898
Nisource Finance Corp.	5.450%	9/15/20	3,525	4,029
Nisource Finance Corp.	6.125%	3/1/22	3,127	3,729
Noble Energy Inc.	4.150%	12/15/21	3,786	4,065
Noble Holding International Ltd.	4.900%	8/1/20	3,025	3,315
Noble Holding International Ltd.	3.950%	3/15/22	1,500	1,547
Occidental Petroleum Corp.	4.100%	2/1/21	6,565	7,141
Occidental Petroleum Corp.	3.125%	2/15/22	3,100	3,160
Occidental Petroleum Corp.	2.700%	2/15/23	3,195	3,137
ONEOK Partners LP	3.375%	10/1/22	4,169	4,178
ONEOK Partners LP	5.000%	9/15/23	1,450	1,608
Petro-Canada	9.250%	10/15/21	2,575	3,570
Phillips 66	4.300%	4/1/22	7,025	7,594
Pioneer Natural Resources Co.	7.500%	1/15/20	1,750	2,150
Pioneer Natural Resources Co.	3.950%	7/15/22	2,890	3,033
Plains All American Pipeline LP /
PAA Finance Corp.	5.750%	1/15/20	1,700	1,969
Plains All American Pipeline LP /
PAA Finance Corp.	5.000%	2/1/21	2,334	2,630
Plains All American Pipeline LP /
PAA Finance Corp.	3.650%	6/1/22	2,600	2,693
Plains All American Pipeline LP /
PAA Finance Corp.	2.850%	1/31/23	1,400	1,358

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP /
PAA Finance Corp.	3.850%	10/15/23	2,750	2,843
Pride International Inc.	6.875%	8/15/20	2,750	3,311
Rowan Cos. Inc.	4.875%	6/1/22	2,650	2,844
Rowan Cos. Inc.	4.750%	1/15/24	1,525	1,610
Sasol Financing International plc	4.500%	11/14/22	2,800	2,875
Schlumberger Investment SA	3.650%	12/1/23	4,823	5,077
Shell International Finance BV	4.300%	9/22/19	6,800	7,538
Shell International Finance BV	4.375%	3/25/20	4,855	5,424
Shell International Finance BV	2.375%	8/21/22	3,600	3,496
Shell International Finance BV	2.250%	1/6/23	3,456	3,305
Shell International Finance BV	3.400%	8/12/23	4,950	5,111
Southern Natural Gas Co. LLC /
Southern Natural Issuing Corp.	4.400%	6/15/21	1,400	1,499
Southwestern Energy Co.	4.100%	3/15/22	3,725	3,952
Spectra Energy Capital LLC	8.000%	10/1/19	2,275	2,859
Spectra Energy Capital LLC	3.300%	3/15/23	2,925	2,844
Spectra Energy Partners LP	4.600%	6/15/21	850	935
Spectra Energy Partners LP	4.750%	3/15/24	3,100	3,395
Sunoco Logistics Partners Operations LP	5.500%	2/15/20	1,200	1,357
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	1,650	1,781
Talisman Energy Inc.	3.750%	2/1/21	4,045	4,186
TC Pipelines LP	4.650%	6/15/21	1,253	1,340
Total Capital Canada Ltd.	2.750%	7/15/23	2,825	2,776
Total Capital International SA	2.750%	6/19/21	3,000	3,055
Total Capital International SA	2.875%	2/17/22	4,725	4,767
Total Capital International SA	2.700%	1/25/23	5,350	5,250
Total Capital International SA	3.700%	1/15/24	4,500	4,713
Total Capital International SA	3.750%	4/10/24	4,850	5,088
Total Capital SA	4.450%	6/24/20	4,125	4,588
Total Capital SA	4.125%	1/28/21	3,100	3,394
TransCanada PipeLines Ltd.	3.800%	10/1/20	4,467	4,807
TransCanada PipeLines Ltd.	2.500%	8/1/22	5,661	5,481
TransCanada PipeLines Ltd.	3.750%	10/16/23	2,100	2,205
Transocean Inc.	6.500%	11/15/20	2,815	3,184
Transocean Inc.	6.375%	12/15/21	5,065	5,721
Transocean Inc.	3.800%	10/15/22	4,700	4,583
Valero Energy Corp.	6.125%	2/1/20	1,740	2,049
Weatherford International Ltd.	5.125%	9/15/20	2,975	3,311
Weatherford International Ltd.	4.500%	4/15/22	3,150	3,365
Western Gas Partners LP	5.375%	6/1/21	1,682	1,909
Western Gas Partners LP	4.000%	7/1/22	2,325	2,437
Williams Cos. Inc.	7.875%	9/1/21	1,063	1,313
Williams Cos. Inc.	3.700%	1/15/23	4,803	4,608
Williams Cos. Inc.	4.550%	6/24/24	5,000	5,046
Williams Partners LP	5.250%	3/15/20	4,995	5,599
Williams Partners LP	4.125%	11/15/20	2,057	2,189
Williams Partners LP	4.000%	11/15/21	2,236	2,348
Williams Partners LP	3.350%	8/15/22	3,275	3,272
Williams Partners LP	4.300%	3/4/24	4,300	4,508

Other Industrial (0.2%)
Cintas Corp. No 2	4.300%	6/1/21	700	764
Cintas Corp. No 2	3.250%	6/1/22	600	611
Fluor Corp.	3.375%	9/15/21	1,580	1,639

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Howard Hughes Medical Institute	3.500%	9/1/23	4,225	4,413
URS Corp.	5.000%	4/1/22	1,800	1,854

Technology (6.8%)
Adobe Systems Inc.	4.750%	2/1/20	2,175	2,415
Agilent Technologies Inc.	5.000%	7/15/20	1,825	2,002
Agilent Technologies Inc.	3.200%	10/1/22	2,700	2,654
Agilent Technologies Inc.	3.875%	7/15/23	2,000	2,036
Altera Corp.	4.100%	11/15/23	2,950	3,090
Amphenol Corp.	4.000%	2/1/22	1,900	1,979
Analog Devices Inc.	2.875%	6/1/23	1,550	1,510
Apple Inc.	2.850%	5/6/21	11,825	12,039
Apple Inc.	2.400%	5/3/23	19,825	19,021
Apple Inc.	3.450%	5/6/24	8,825	9,057
Applied Materials Inc.	4.300%	6/15/21	2,650	2,902
Arrow Electronics Inc.	6.000%	4/1/20	1,500	1,689
Arrow Electronics Inc.	5.125%	3/1/21	300	326
Arrow Electronics Inc.	4.500%	3/1/23	1,266	1,322
Autodesk Inc.	3.600%	12/15/22	850	856
Avnet Inc.	5.875%	6/15/20	1,300	1,465
Avnet Inc.	4.875%	12/1/22	1,050	1,122
Baidu Inc.	3.500%	11/28/22	3,102	3,069
Broadcom Corp.	2.500%	8/15/22	2,450	2,362
Broadcom Corp.	3.500%	8/1/24	950	963
Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,150	1,208
CA Inc.	5.375%	12/1/19	1,825	2,038
CA Inc.	4.500%	8/15/23	900	950
Cisco Systems Inc.	4.450%	1/15/20	10,210	11,333
Cisco Systems Inc.	2.900%	3/4/21	1,700	1,742
Cisco Systems Inc.	3.625%	3/4/24	3,150	3,287
Computer Sciences Corp.	4.450%	9/15/22	1,500	1,586
Corning Inc.	4.250%	8/15/20	2,675	2,921
Corning Inc.	3.700%	11/15/23	1,300	1,357
Dun & Bradstreet Corp.	4.375%	12/1/22	1,050	1,095
EMC Corp.	2.650%	6/1/20	8,155	8,228
EMC Corp.	3.375%	6/1/23	3,187	3,228
Equifax Inc.	3.300%	12/15/22	1,250	1,243
Fidelity National Information Services Inc.	5.000%	3/15/22	4,819	5,108
Fidelity National Information Services Inc.	3.500%	4/15/23	4,675	4,670
Fidelity National Information Services Inc.	3.875%	6/5/24	1,400	1,426
Fiserv Inc.	4.625%	10/1/20	1,675	1,831
Fiserv Inc.	3.500%	10/1/22	2,575	2,612
Google Inc.	3.625%	5/19/21	5,070	5,445
Google Inc.	3.375%	2/25/24	2,200	2,278
Harris Corp.	4.400%	12/15/20	2,275	2,460
Hewlett-Packard Co.	3.750%	12/1/20	3,350	3,509
Hewlett-Packard Co.	4.300%	6/1/21	3,170	3,413
Hewlett-Packard Co.	4.375%	9/15/21	4,125	4,465
Hewlett-Packard Co.	4.650%	12/9/21	7,649	8,402
Hewlett-Packard Co.	4.050%	9/15/22	2,800	2,948
Intel Corp.	3.300%	10/1/21	9,262	9,676
Intel Corp.	2.700%	12/15/22	4,175	4,107
International Business Machines Corp.	8.375%	11/1/19	2,389	3,117
International Business Machines Corp.	1.625%	5/15/20	6,600	6,369
International Business Machines Corp.	2.900%	11/1/21	1,450	1,479

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	1.875%	8/1/22	2,850	2,662
	International Business Machines Corp.	3.375%	8/1/23	4,525	4,649
	International Business Machines Corp.	3.625%	2/12/24	7,725	8,014
	Jabil Circuit Inc.	5.625%	12/15/20	1,675	1,817
	Jabil Circuit Inc.	4.700%	9/15/22	1,125	1,138
	Juniper Networks Inc.	4.600%	3/15/21	1,090	1,174
	Juniper Networks Inc.	4.500%	3/15/24	1,175	1,235
	Leidos Holdings Inc.	4.450%	12/1/20	1,400	1,423
	Lender Processing Services Inc /
	Black Knight Lending Solutions Inc	5.750%	4/15/23	2,100	2,237
	Lexmark International Inc.	5.125%	3/15/20	1,375	1,491
	Maxim Integrated Products Inc.	3.375%	3/15/23	1,350	1,333
	Microsoft Corp.	3.000%	10/1/20	3,545	3,713
	Microsoft Corp.	4.000%	2/8/21	3,750	4,138
	Microsoft Corp.	2.125%	11/15/22	1,875	1,802
	Microsoft Corp.	2.375%	5/1/23	3,100	2,999
	Microsoft Corp.	3.625%	12/15/23	4,275	4,528
	Motorola Solutions Inc.	3.750%	5/15/22	3,050	3,047
	Motorola Solutions Inc.	3.500%	3/1/23	1,820	1,779
	NetApp Inc.	3.375%	6/15/21	2,400	2,443
	Oracle Corp.	2.250%	10/8/19	6,750	6,795
	Oracle Corp.	3.875%	7/15/20	3,125	3,383
	Oracle Corp.	2.800%	7/8/21	5,850	5,911
	Oracle Corp.	2.500%	10/15/22	10,900	10,607
	Oracle Corp.	3.625%	7/15/23	1,750	1,829
	Oracle Corp.	3.400%	7/8/24	8,625	8,782
	Pitney Bowes Inc.	4.625%	3/15/24	1,625	1,689
	Seagate HDD Cayman	7.000%	11/1/21	2,700	3,011
	Seagate HDD Cayman	4.750%	6/1/23	4,500	4,601
	Symantec Corp.	4.200%	9/15/20	4,175	4,337
	Symantec Corp.	3.950%	6/15/22	600	617
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	2,975	3,121
	Total System Services Inc.	3.750%	6/1/23	1,300	1,287
	Tyco Electronics Group SA	4.875%	1/15/21	475	528
	Tyco Electronics Group SA	3.500%	2/3/22	2,011	2,084
	Tyco Electronics Group SA	3.450%	8/1/24	1,200	1,221
	Verisk Analytics Inc.	5.800%	5/1/21	700	800
	Verisk Analytics Inc.	4.125%	9/12/22	2,200	2,300
	Xerox Corp.	5.625%	12/15/19	3,150	3,605
	Xerox Corp.	2.800%	5/15/20	1,650	1,646
	Xerox Corp.	4.500%	5/15/21	2,550	2,757
	Xerox Corp.	3.800%	5/15/24	1,175	1,175
	Xilinx Inc.	3.000%	3/15/21	2,025	2,052

	Transportation (2.1%)
1	American Airlines 2011-1 Class A Pass
	Through Trust	5.250%	7/31/22	920	1,006
1	American Airlines 2013-2 Class A Pass
	Through Trust	4.950%	7/15/24	4,673	5,035
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	1,760	1,975
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	1,000	1,051
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,775	2,896
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,525	2,553
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	3,050	3,056
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	1,333	1,316

136

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,625	1,708
Burlington Northern Santa Fe LLC	3.750%	4/1/24	1,900	1,972
Burlington Northern Santa Fe LLC	3.400%	9/1/24	2,000	2,021
Canadian National Railway Co.	2.850%	12/15/21	2,000	2,041
Canadian National Railway Co.	2.250%	11/15/22	800	770
Canadian Pacific Railway Co.	4.450%	3/15/23	1,900	2,099
Canadian Pacific Railway Ltd.	4.500%	1/15/22	1,950	2,176
1 Continental Airlines 2007-1 Class A Pass
Through Trust	5.983%	10/19/23	3,582	4,003
1 Continental Airlines 2009-2 Class A Pass
Through Trust	7.250%	5/10/21	1,501	1,753
1 Continental Airlines 2010-1 Class A Pass
Through Trust	4.750%	7/12/22	498	537
1 Continental Airlines 2012-1 Class A Pass
Through Trust	4.150%	10/11/25	1,440	1,494
CSX Corp.	3.700%	10/30/20	2,024	2,139
CSX Corp.	4.250%	6/1/21	1,700	1,859
CSX Corp.	3.700%	11/1/23	2,775	2,893
CSX Corp.	3.400%	8/1/24	1,825	1,857
1 Delta Air Lines 2007-1 Class A Pass
Through Trust	6.821%	2/10/24	1,689	1,985
1 Delta Air Lines 2009-1 Class A Pass
Through Trust	7.750%	12/17/19	1,043	1,222
1 Delta Air Lines 2012-1 Class A Pass
Through Trust	4.750%	11/7/21	2,444	2,639
FedEx Corp.	2.625%	8/1/22	1,475	1,437
FedEx Corp.	2.700%	4/15/23	300	290
FedEx Corp.	4.000%	1/15/24	2,300	2,441
JB Hunt Transport Services Inc.	3.850%	3/15/24	1,000	1,039
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	2,850	2,752
Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	150	146
Norfolk Southern Corp.	3.250%	12/1/21	2,601	2,682
Norfolk Southern Corp.	3.000%	4/1/22	1,532	1,540
Norfolk Southern Corp.	2.903%	2/15/23	3,589	3,518
Norfolk Southern Corp.	3.850%	1/15/24	1,000	1,051
Ryder System Inc.	2.450%	9/3/19	2,350	2,358
1 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,064	1,232
Union Pacific Corp.	4.000%	2/1/21	3,475	3,796
Union Pacific Corp.	4.163%	7/15/22	3,166	3,482
Union Pacific Corp.	2.750%	4/15/23	1,250	1,237
Union Pacific Corp.	3.646%	2/15/24	2,250	2,355
Union Pacific Corp.	3.750%	3/15/24	500	529
United Parcel Service Inc.	3.125%	1/15/21	6,275	6,571
United Parcel Service Inc.	2.450%	10/1/22	4,570	4,467
United Parcel Service of America Inc.	8.375%	4/1/20	300	392
				2,822,616
Utilities (5.4%)
Electric (5.1%)
Alabama Power Co.	3.550%	12/1/23	1,500	1,574
Ameren Illinois Co.	2.700%	9/1/22	1,170	1,165
American Electric Power Co. Inc.	2.950%	12/15/22	1,000	985
Appalachian Power Co.	7.950%	1/15/20	1,825	2,317
Appalachian Power Co.	4.600%	3/30/21	2,492	2,800
Arizona Public Service Co.	3.350%	6/15/24	900	916
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,922	2,037

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Baltimore Gas & Electric Co.	3.350%	7/1/23	575	592
Berkshire Hathaway Energy Co.	3.750%	11/15/23	2,525	2,630
Black Hills Corp.	4.250%	11/30/23	1,000	1,067
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	825	797
CMS Energy Corp.	6.250%	2/1/20	2,600	3,079
CMS Energy Corp.	5.050%	3/15/22	1,350	1,527
Commonwealth Edison Co.	4.000%	8/1/20	2,125	2,306
Commonwealth Edison Co.	3.400%	9/1/21	1,000	1,053
Connecticut Light & Power Co.	2.500%	1/15/23	3,175	3,080
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	750	834
Constellation Energy Group Inc.	5.150%	12/1/20	2,150	2,411
Consumers Energy Co.	6.700%	9/15/19	2,150	2,599
Consumers Energy Co.	2.850%	5/15/22	1,684	1,696
Consumers Energy Co.	3.375%	8/15/23	1,650	1,714
Consumers Energy Co.	3.125%	8/31/24	1,000	1,008
Delmarva Power & Light Co.	3.500%	11/15/23	1,975	2,050
Dominion Resources Inc.	4.450%	3/15/21	2,544	2,802
DTE Electric Co.	3.900%	6/1/21	2,275	2,471
DTE Electric Co.	2.650%	6/15/22	1,800	1,790
DTE Energy Co.	3.500%	6/1/24	1,900	1,931
Duke Energy Carolinas LLC	4.300%	6/15/20	1,575	1,743
Duke Energy Carolinas LLC	3.900%	6/15/21	1,775	1,943
Duke Energy Corp.	5.050%	9/15/19	2,295	2,592
Duke Energy Corp.	3.550%	9/15/21	2,050	2,159
Duke Energy Corp.	3.050%	8/15/22	1,525	1,532
Duke Energy Corp.	3.950%	10/15/23	3,325	3,531
Duke Energy Corp.	3.750%	4/15/24	1,550	1,612
Duke Energy Florida Inc.	3.100%	8/15/21	1,625	1,680
Duke Energy Indiana Inc.	3.750%	7/15/20	2,100	2,250
Duke Energy Ohio Inc.	3.800%	9/1/23	1,521	1,621
Duke Energy Progress Inc.	3.000%	9/15/21	2,486	2,551
Duke Energy Progress Inc.	2.800%	5/15/22	1,000	1,007
Entergy Arkansas Inc.	3.750%	2/15/21	1,555	1,674
Entergy Arkansas Inc.	3.050%	6/1/23	200	200
Entergy Corp.	5.125%	9/15/20	2,650	2,949
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	1,785	1,933
Entergy Louisiana LLC	4.050%	9/1/23	1,950	2,097
Entergy Mississippi Inc.	3.100%	7/1/23	1,425	1,433
Exelon Generation Co. LLC	5.200%	10/1/19	2,700	3,022
Exelon Generation Co. LLC	4.000%	10/1/20	4,282	4,508
Exelon Generation Co. LLC	4.250%	6/15/22	1,500	1,565
FirstEnergy Solutions Corp.	6.050%	8/15/21	2,225	2,473
Florida Power & Light Co.	2.750%	6/1/23	1,475	1,462
Florida Power & Light Co.	3.250%	6/1/24	1,000	1,022
Georgia Power Co.	4.250%	12/1/19	2,155	2,386
Georgia Power Co.	2.850%	5/15/22	1,400	1,399
Great Plains Energy Inc.	4.850%	6/1/21	2,300	2,544
Indiana Michigan Power Co.	3.200%	3/15/23	1,625	1,646
ITC Holdings Corp.	4.050%	7/1/23	1,425	1,497
ITC Holdings Corp.	3.650%	6/15/24	1,275	1,288
Kansas City Power & Light Co.	3.150%	3/15/23	1,775	1,792
Kentucky Utilities Co.	3.250%	11/1/20	1,125	1,172
LG&E & KU Energy LLC	3.750%	11/15/20	3,445	3,624
LG&E & KU Energy LLC	4.375%	10/1/21	1,375	1,492
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	2,000	2,002

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,158	2,210
National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	875	902
1 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,675	1,658
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	2,000	2,012
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	800	815
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	1,375	1,501
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	925	948
Northeast Utilities	2.800%	5/1/23	1,300	1,268
Northern States Power Co.	2.150%	8/15/22	375	359
Northern States Power Co.	2.600%	5/15/23	1,350	1,323
NSTAR Electric Co.	2.375%	10/15/22	1,200	1,160
NSTAR LLC	4.500%	11/15/19	1,862	2,055
Ohio Power Co.	5.375%	10/1/21	1,100	1,293
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	3,700	4,765
Pacific Gas & Electric Co.	3.500%	10/1/20	2,436	2,560
Pacific Gas & Electric Co.	4.250%	5/15/21	2,025	2,218
Pacific Gas & Electric Co.	3.250%	9/15/21	500	516
Pacific Gas & Electric Co.	2.450%	8/15/22	2,900	2,811
Pacific Gas & Electric Co.	3.250%	6/15/23	1,300	1,309
Pacific Gas & Electric Co.	3.850%	11/15/23	2,600	2,727
Pacific Gas & Electric Co.	3.750%	2/15/24	950	984
PacifiCorp	3.850%	6/15/21	3,500	3,785
PacifiCorp	2.950%	2/1/22	2,820	2,882
PacifiCorp	3.600%	4/1/24	1,650	1,717
Peco Energy Co.	2.375%	9/15/22	1,129	1,100
Pennsylvania Electric Co.	5.200%	4/1/20	650	725
Potomac Electric Power Co.	3.600%	3/15/24	1,500	1,561
PPL Capital Funding Inc.	3.400%	6/1/23	2,950	2,974
PPL Capital Funding Inc.	3.950%	3/15/24	1,100	1,145
PPL Electric Utilities Corp.	3.000%	9/15/21	4,150	4,279
Progress Energy Inc.	4.875%	12/1/19	1,200	1,348
Progress Energy Inc.	4.400%	1/15/21	2,347	2,599
Progress Energy Inc.	3.150%	4/1/22	275	279
PSEG Power LLC	5.125%	4/15/20	1,125	1,254
PSEG Power LLC	4.150%	9/15/21	1,011	1,079
PSEG Power LLC	4.300%	11/15/23	825	871
Public Service Co. of Colorado	3.200%	11/15/20	675	706
Public Service Co. of Colorado	2.250%	9/15/22	1,535	1,479
Public Service Co. of Colorado	2.500%	3/15/23	400	388
Public Service Co. of New Hampshire	3.500%	11/1/23	700	732
Public Service Co. of Oklahoma	5.150%	12/1/19	472	535
Public Service Co. of Oklahoma	4.400%	2/1/21	500	553
Public Service Electric & Gas Co.	3.500%	8/15/20	375	397
Public Service Electric & Gas Co.	2.375%	5/15/23	2,950	2,833
Public Service Electric & Gas Co.	3.150%	8/15/24	1,250	1,264
Puget Energy Inc.	6.500%	12/15/20	2,050	2,455
Puget Energy Inc.	6.000%	9/1/21	2,875	3,379
Puget Energy Inc.	5.625%	7/15/22	1,800	2,099
San Diego Gas & Electric Co.	3.000%	8/15/21	1,133	1,165
San Diego Gas & Electric Co.	3.600%	9/1/23	1,100	1,167
SCANA Corp.	4.750%	5/15/21	2,650	2,915
SCANA Corp.	4.125%	2/1/22	725	762
Sierra Pacific Power Co.	3.375%	8/15/23	750	775
Southern California Edison Co.	3.875%	6/1/21	2,700	2,946
Southern California Edison Co.	3.500%	10/1/23	1,000	1,046

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern Co.	2.150%	9/1/19	1,225	1,224
Southwestern Electric Power Co.	3.550%	2/15/22	1,075	1,115
Tampa Electric Co.	5.400%	5/15/21	1,000	1,169
Tampa Electric Co.	2.600%	9/15/22	475	464
TECO Finance Inc.	5.150%	3/15/20	1,950	2,194
TransAlta Corp.	4.500%	11/15/22	2,069	2,105
Tucson Electric Power Co.	5.150%	11/15/21	600	679
UIL Holdings Corp.	4.625%	10/1/20	1,150	1,232
Union Electric Co.	3.500%	4/15/24	1,200	1,245
Virginia Electric & Power Co.	2.950%	1/15/22	2,000	2,043
Virginia Electric & Power Co.	3.450%	9/1/22	1,315	1,392
Virginia Electric & Power Co.	2.750%	3/15/23	2,600	2,582
Virginia Electric and Power Co.	3.450%	2/15/24	600	618
Wisconsin Electric Power Co.	2.950%	9/15/21	1,425	1,463
Wisconsin Power & Light Co.	2.250%	11/15/22	875	845
Xcel Energy Inc.	4.700%	5/15/20	1,700	1,891

Natural Gas (0.3%)
AGL Capital Corp.	3.500%	9/15/21	2,100	2,201
National Fuel Gas Co.	4.900%	12/1/21	1,475	1,603
National Fuel Gas Co.	3.750%	3/1/23	2,075	2,075
2 ONE Gas Inc.	3.610%	2/1/24	1,000	1,049
Sempra Energy	2.875%	10/1/22	2,500	2,484
Sempra Energy	4.050%	12/1/23	2,700	2,884
Sempra Energy	3.550%	6/15/24	1,000	1,017
				244,794
Total Corporate Bonds (Cost $4,375,612)				4,475,877
Taxable Municipal Bonds (0.0%)
Cornell University New York GO	5.450%	2/1/19	750	864
George Washington University District of
Columbia GO	3.485%	9/15/22	950	966
Total Taxable Municipal Bonds (Cost $1,839)				1,830

			Shares
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
3 Vanguard Market Liquidity Fund (Cost $31,544)	0.113%		31,543,722	31,544
Total Investments (99.5%) (Cost $4,431,154)				4,531,412
Other Assets and Liabilities (0.5%)
Other Assets				76,280
Liabilities				(52,400)
				23,880
Net Assets (100%)				4,555,292

Intermediate-Term Corporate Bond Index Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	4,438,018
Undistributed Net Investment Income	10,446
Accumulated Net Realized Gains	6,570
Unrealized Appreciation (Depreciation)	100,258
Net Assets	4,555,292

Admiral Shares—Net Assets
Applicable to 10,204,078 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	238,820
Net Asset Value Per Share—Admiral Shares	$23.40

Institutional Shares—Net Assets
Applicable to 10,604,342 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	306,711
Net Asset Value Per Share—Institutional Shares	$28.92

ETF Shares—Net Assets
Applicable to 46,100,118 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,009,761
Net Asset Value Per Share—ETF Shares	$86.98

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate value of these securities was $44,158,000, representing 1.0% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest[1]	129,586
Total Income	129,586
Expenses
The Vanguard Group—Note B
Investment Advisory Services	96
Management and Administrative—Admiral Shares	121
Management and Administrative—Institutional Shares	180
Management and Administrative—ETF Shares	2,897
Marketing and Distribution—Admiral Shares	22
Marketing and Distribution—Institutional Shares	50
Marketing and Distribution—ETF Shares	816
Custodian Fees	52
Auditing Fees	46
Shareholders’ Reports—Admiral Shares	3
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	249
Trustees’ Fees and Expenses	3
Total Expenses	4,535
Net Investment Income	125,051
Realized Net Gain (Loss)
Investment Securities Sold	11,685
Futures Contracts	(1,271)
Realized Net Gain (Loss)	10,414
Change in Unrealized Appreciation (Depreciation) of Investment Securities	213,672
Net Increase (Decrease) in Net Assets Resulting from Operations	349,137
1 Interest income from an affiliated company of the fund was $28,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	125,051	111,974
Realized Net Gain (Loss)	10,414	70,295
Change in Unrealized Appreciation (Depreciation)	213,672	(256,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	349,137	(73,885)
Distributions
Net Investment Income
Admiral Shares[1]	(4,240)	(1,717)
Institutional Shares	(8,841)	(6,146)
ETF Shares	(101,451)	(104,040)
Realized Capital Gain [2]
Admiral Shares[1]	(567)	(264)
Institutional Shares	(1,674)	(984)
ETF Shares	(22,349)	(16,426)
Total Distributions	(139,122)	(129,577)
Capital Share Transactions
Admiral Shares[1]	176,951	7,708
Institutional Shares	129,002	(10,832)
ETF Shares	658,982	599,923
Net Increase (Decrease) from Capital Share Transactions	964,935	596,799
Total Increase (Decrease)	1,174,950	393,337
Net Assets
Beginning of Period	3,380,342	2,987,005
End of Period[3]	4,555,292	3,380,342

1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s distributions and capital share transactions are for the Signal class.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $5,450,000 and $11,000,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,446,000 and ($73,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares
					March 2,
					2010[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.20	$23.40	$21.98	$21.76	$20.43
Investment Operations
Net Investment Income	.736	.732	. 800.876		. 441
Net Realized and Unrealized Gain (Loss)
on Investments [2]	1.355	(1.085)	1.437	.312	1.345
Total from Investment Operations	2.091	(.353)	2.237	1.188	1.786
Distributions
Dividends from Net Investment Income	(.734)	(.731)	(.800)	(.875)	(.456)
Distributions from Realized Capital Gains	(.157)	(.116)	(. 017)	(. 093)	—
Total Distributions	(.891)	(. 847)	(.817)	(.968)	(.456)
Net Asset Value, End of Period	$23.40	$22.20	$23.40	$21.98	$21.76

Total Return[3]	9.60%	-1.62%	10.41%	5.65%	8.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$239	$55	$51	$7	$2
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.15%[4]
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.16%	3.62%	4.15%	4.60%[4]
Portfolio Turnover Rate [5]	65%	73%	69%	80%	61%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Inception.
2 Includes increases from purchase fees of $.01, $.00, $.01, $.02, and $.00
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
					Nov. 19,
					2009[1] to

For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.44	$28.93	$27.17	$26.90	$24.97
Investment Operations
Net Investment Income	.919	.913	.999	1.098	.850
Net Realized and Unrealized Gain (Loss)
on Investments [2]	1.671	(1.347)	1.780	.383	1.933
Total from Investment Operations	2.590	(.434)	2.779	1.481	2.783
Distributions
Dividends from Net Investment Income	(. 916)	(. 913)	(. 998)	(1.097)	(.853)
Distributions from Realized Capital Gains	(.194)	(.143)	(. 021)	(.114)	—
Total Distributions	(1.110)	(1.056)	(1.019)	(1.211)	(.853)
Net Asset Value, End of Period	$28.92	$27.44	$28.93	$27.17	$26.90

Total Return[3]	9.62%	-1.61%	10.46%	5.70%	11.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$307	$164	$185	$82	$12
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%	0.09%[4]
Ratio of Net Investment Income to
Average Net Assets	3.28%	3.19%	3.65%	4.20%	4.66%[4]
Portfolio Turnover Rate [5]	65%	73%	69%	80%	61%
1 Inception.
2 Includes increases from purchase fees of $.01, $.00, $.01, $.02, and $.00.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
					Nov. 19,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$82.31	$86.78	$81.49	$80.67	$74.90
Investment Operations
Net Investment Income	2.724	2.715	2.966	3.249	2.519
Net Realized and Unrealized Gain (Loss)
on Investments [2]	5.024	(4.042)	5.350	1.162	5.778
Total from Investment Operations	7.748	(1.327)	8.316	4.411	8.297
Distributions
Dividends from Net Investment Income	(2.496)	(2.713)	(2.963)	(3.248)	(2.527)
Distributions from Realized Capital Gains	(. 582)	(. 430)	(. 063)	(. 343)	—
Total Distributions	(3.078)	(3.143)	(3.026)	(3.591)	(2.527)
Net Asset Value, End of Period	$86.98	$82.31	$86.78	$81.49	$80.67

Total Return	9.60%	-1.64%	10.43%	5.65%	11.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,010	$3,161	$2,751	$725	$274
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.16%	3.62%	4.15%	4.60%[3]
Portfolio Turnover Rate [4]	65%	73%	69%	80%	61%
1 Inception.
2 Includes increases from purchase fees of $.02, $.00, $.03, $.06, and $.01.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Admiral Shares, Institutional Shares, and ETF Shares. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Effective in October 2013, Signal Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2014.

Intermediate-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $441,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Intermediate-Term Corporate Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	22,161	—
Corporate Bonds	—	4,475,877	—
Taxable Municipal Bonds	—	1,830	—
Temporary Cash Investments	31,544	—	—
Total	31,544	4,499,868	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $1,572,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,197,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $7,706,000 of long-term capital gains available for distribution.

At August 31, 2014, the cost of investment securities for tax purposes was $4,432,257,000. Net unrealized appreciation of investment securities for tax purposes was $99,155,000, consisting of unrealized gains of $107,916,000 on securities that had risen in value since their purchase and $8,761,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $2,196,999,000 of investment securities and sold $1,255,784,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,498,533,000 and $1,480,005,000, respectively. Total purchases and sales include $902,509,000 and $240,344,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Intermediate-Term Corporate Bond Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares[1]
Issued [2]	209,876	9,151	29,059	1,246
Issued in Lieu of Cash Distributions	4,244	185	1,849	79
Redeemed	(37,169)	(1,624)	(23,200)	(1,000)
Net Increase (Decrease)—Admiral Shares	176,951	7,712	7,708	325
Institutional Shares
Issued [2]	168,157	6,007	18,952	656
Issued in Lieu of Cash Distributions	9,054	321	5,903	205
Redeemed	(48,209)	(1,712)	(35,687)	(1,285)
Net Increase (Decrease) —Institutional Shares	129,002	4,616	(10,832)	(424)
ETF Shares
Issued [2]	902,718	10,600	1,435,939	16,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(243,736)	(2,900)	(836,016)	(9,700)
Net Increase (Decrease)—ETF Shares	658,982	7,700	599,923	6,700
1 Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ capital share transactions are for the Signal class.
2 Includes purchase fees for fiscal 2014 and 2013 of $980,000 and $235,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Admiral	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VLTCX	VLCIX	VCLT
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	4.32%	4.35%	4.32%

Financial Attributes

		Barclays
		10+ Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,348	1,496	8,876
Yield to Maturity
(before expenses)	4.4%	4.4%	2.1%
Average Coupon	5.8%	5.8%	3.3%
Average Duration	13.9 years	13.9 years	5.6 years
Average Effective
Maturity	24.1 years	24.0 years	7.7 years
Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Finance	18.8%
Industrial	67.6
Treasury/Agency	0.2
Utilities	13.3
Other	0.1
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	10+ Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.76
Beta	1.03	2.88
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
5 - 10 Years	0.7
10 - 20 Years	20.7
20 - 30 Years	76.0
Over 30 Years	2.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.2%
Aaa	1.3
Aa	6.5
A	44.9
Baa	47.1
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Long-Term Corporate Bond Index
	Fund ETF Shares Net Asset Value	17.35%	9.79%	$15,626
	Long-Term Corporate Bond Index
	Fund ETF Shares Market Price	17.77	9.78	15,624
	Barclays U.S. 10+ Year Corporate
••••••••	Bond Index	16.80	9.79	15,625
– – – –	Corporate Debt Funds BBB-Rated
	Average	9.63	7.21	13,950
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.64	4.27	12,212
For a benchmark description, see the Glossary.
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2014
		Since	Final Value
	One	Inception	of a $10,000
	Year	(1/19/2010)	Investment
Long-Term Corporate Bond Index Fund
Admiral Shares	16.20%	9.68%	$15,318
Barclays U.S. 10+ Year Corporate Bond Index	16.80	9.95	15,490
Barclays U.S. Aggregate Float Adjusted Index	5.64	4.39	12,190
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2009)	Investment
Long-Term Corporate Bond Index Fund
Institutional Shares	16.20%	9.61%	$7,752,400
Barclays U.S. 10+ Year Corporate Bond
Index	16.80	9.79	7,812,726
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.64	4.27	6,105,965
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2014
		Since
	One	Inception
	Year	(11/19/2009)
Long-Term Corporate Bond Index Fund ETF Shares
Market Price	17.77%	56.24%
Long-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	17.35	56.26
Barclays U.S. 10+ Year Corporate Bond Index	16.80	56.25
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2014
		Barclays
		10+ Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	14.54%	14.46%
2011	4.19	5.18
2012	19.40	18.33
2013	-6.55	-6.09
2014	17.35	16.80

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Admiral Shares	1/19/2010	13.15%	5.24%	4.27%	9.51%
Fee-Adjusted Returns		12.02			9.26
Institutional Shares	11/19/2009	13.18	5.25	4.19	9.44
Fee-Adjusted Returns		12.05			9.20
ETF Shares	11/19/2009
Market Price		13.41			9.40
Net Asset Value		13.15			9.39

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.7%)
U.S. Government Securities (0.7%)
United States Treasury Note/Bond	2.375%	8/15/24	4,810	4,824
United States Treasury Note/Bond	3.375%	5/15/44	3,115	3,298
Total U.S. Government and Agency Obligations (Cost $8,101)				8,122
Corporate Bonds (97.8%)
Finance (18.6%)
Banking (9.4%)
American Express Co.	4.050%	12/3/42	942	928
Bank of America Corp.	6.220%	9/15/26	400	464
Bank of America Corp.	6.750%	6/1/28	640	789
Bank of America Corp.	6.110%	1/29/37	2,425	2,868
Bank of America Corp.	7.750%	5/14/38	2,078	2,898
Bank of America Corp.	5.875%	2/7/42	1,415	1,727
Bank of America Corp.	5.000%	1/21/44	1,725	1,873
Bank of America Corp.	4.875%	4/1/44	1,325	1,419
Bank of America NA	6.000%	10/15/36	1,000	1,242
Bank of New York Mellon Corp.	3.950%	11/18/25	350	371
Bank One Capital III	8.750%	9/1/30	200	279
Bank One Corp.	7.625%	10/15/26	1,170	1,558
Citigroup Inc.	5.500%	9/13/25	1,075	1,203
Citigroup Inc.	6.625%	1/15/28	200	250
Citigroup Inc.	6.625%	6/15/32	1,010	1,233
Citigroup Inc.	5.875%	2/22/33	1,255	1,424
Citigroup Inc.	6.000%	10/31/33	1,095	1,259
Citigroup Inc.	5.850%	12/11/34	516	606
Citigroup Inc.	6.125%	8/25/36	1,610	1,892
Citigroup Inc.	6.875%	3/5/38	1,789	2,423
Citigroup Inc.	8.125%	7/15/39	2,350	3,583
Citigroup Inc.	5.875%	1/30/42	1,155	1,414
Citigroup Inc.	6.675%	9/13/43	1,250	1,594
Citigroup Inc.	5.300%	5/6/44	875	939
Comerica Inc.	3.800%	7/22/26	250	252
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA	5.250%	5/24/41	1,510	1,753
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA	5.750%	12/1/43	1,250	1,485
Credit Suisse USA Inc.	7.125%	7/15/32	600	837

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Discover Bank	4.250%	3/13/26	550	576
	Fifth Third Bancorp	8.250%	3/1/38	957	1,435
	Goldman Sachs Capital I	6.345%	2/15/34	1,930	2,229
	Goldman Sachs Group Inc.	5.950%	1/15/27	1,735	2,005
	Goldman Sachs Group Inc.	6.125%	2/15/33	2,465	3,037
	Goldman Sachs Group Inc.	6.450%	5/1/36	1,595	1,901
	Goldman Sachs Group Inc.	6.750%	10/1/37	5,080	6,271
	Goldman Sachs Group Inc.	6.250%	2/1/41	2,580	3,235
	Goldman Sachs Group Inc.	4.800%	7/8/44	400	416
	HSBC Bank plc	7.650%	5/1/25	625	810
	HSBC Bank USA NA	5.875%	11/1/34	1,775	2,195
	HSBC Bank USA NA	5.625%	8/15/35	900	1,081
	HSBC Bank USA NA	7.000%	1/15/39	925	1,299
	HSBC Holdings plc	7.625%	5/17/32	845	1,136
	HSBC Holdings plc	6.500%	5/2/36	1,200	1,511
	HSBC Holdings plc	6.500%	9/15/37	2,160	2,740
	HSBC Holdings plc	6.800%	6/1/38	1,205	1,590
	HSBC Holdings plc	6.100%	1/14/42	710	924
	HSBC Holdings plc	5.250%	3/14/44	1,200	1,320
	JPMorgan Chase & Co.	6.400%	5/15/38	2,295	2,973
	JPMorgan Chase & Co.	5.500%	10/15/40	1,935	2,286
	JPMorgan Chase & Co.	5.600%	7/15/41	2,080	2,504
	JPMorgan Chase & Co.	5.400%	1/6/42	1,105	1,293
	JPMorgan Chase & Co.	5.625%	8/16/43	1,400	1,633
	JPMorgan Chase & Co.	4.850%	2/1/44	750	822
	KeyBank NA	6.950%	2/1/28	450	579
	Morgan Stanley	5.000%	11/24/25	1,625	1,741
	Morgan Stanley	6.250%	8/9/26	300	369
	Morgan Stanley	7.250%	4/1/32	1,130	1,540
	Morgan Stanley	6.375%	7/24/42	2,061	2,686
	Northern Trust Corp.	3.950%	10/30/25	485	509
	PNC Bank NA	4.200%	11/1/25	975	1,037
	UBS AG	7.750%	9/1/26	125	165
	Wachovia Bank NA	6.600%	1/15/38	1,525	2,103
	Wachovia Corp.	6.605%	10/1/25	565	693
	Wachovia Corp.	7.500%	4/15/35	345	479
	Wachovia Corp.	5.500%	8/1/35	1,064	1,229
	Wachovia Corp.	6.550%	10/15/35	25	32
	Wells Fargo & Co.	4.100%	6/3/26	2,350	2,404
	Wells Fargo & Co.	5.375%	2/7/35	1,185	1,385
	Wells Fargo & Co.	5.375%	11/2/43	2,375	2,701
	Wells Fargo & Co.	5.606%	1/15/44	2,240	2,649
	Wells Fargo Bank NA	5.950%	8/26/36	725	922
1	Wells Fargo Capital X	5.950%	12/1/86	920	941

	Brokerage (0.3%)
	CME Group Inc.	5.300%	9/15/43	625	731
	Invesco Finance plc	5.375%	11/30/43	900	1,052
	Jefferies Group LLC	6.450%	6/8/27	400	455
	Jefferies Group LLC	6.250%	1/15/36	435	470
	Jefferies Group LLC	6.500%	1/20/43	400	447
	Legg Mason Inc.	5.625%	1/15/44	475	530
	Leucadia National Corp.	6.625%	10/23/43	250	276

156

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Finance Companies (2.0%)
GATX Corp.	5.200%	3/15/44	300	330
General Electric Capital Corp.	5.550%	1/5/26	175	205
General Electric Capital Corp.	6.750%	3/15/32	4,930	6,648
General Electric Capital Corp.	6.150%	8/7/37	2,485	3,154
General Electric Capital Corp.	5.875%	1/14/38	6,090	7,565
General Electric Capital Corp.	6.875%	1/10/39	4,060	5,627

Insurance (6.5%)
ACE Capital Trust II	9.700%	4/1/30	240	353
ACE INA Holdings Inc.	4.150%	3/13/43	875	885
Aetna Inc.	6.625%	6/15/36	580	760
Aetna Inc.	6.750%	12/15/37	1,065	1,431
Aetna Inc.	4.500%	5/15/42	455	470
Aetna Inc.	4.125%	11/15/42	700	681
Aetna Inc.	4.750%	3/15/44	625	675
Aflac Inc.	6.900%	12/17/39	145	198
Aflac Inc.	6.450%	8/15/40	850	1,110
AIG Life Holdings Inc.	8.500%	7/1/30	235	310
Allstate Corp.	5.350%	6/1/33	190	223
Allstate Corp.	5.550%	5/9/35	315	381
Allstate Corp.	5.950%	4/1/36	395	501
Allstate Corp.	4.500%	6/15/43	630	672
1 Allstate Corp.	6.500%	5/15/67	525	575
American International Group Inc.	6.250%	5/1/36	1,335	1,706
American International Group Inc.	4.500%	7/16/44	1,200	1,240
1 American International Group Inc.	8.175%	5/15/68	2,765	3,791
1 American International Group Inc.	6.250%	3/15/87	1,135	1,271
Aon Corp.	8.205%	1/1/27	550	714
Aon Corp.	6.250%	9/30/40	385	493
Aon plc	4.450%	5/24/43	350	351
Aon plc	4.600%	6/14/44	500	520
Arch Capital Group Ltd.	7.350%	5/1/34	250	348
Arch Capital Group US Inc.	5.144%	11/1/43	350	387
Assurant Inc.	6.750%	2/15/34	500	609
AXA SA	8.600%	12/15/30	1,110	1,498
AXIS Specialty Finance plc	5.150%	4/1/45	425	454
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	655	812
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	1,170	1,214
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	575	589
Berkshire Hathaway Inc.	4.500%	2/11/43	630	666
Chubb Corp.	6.000%	5/11/37	600	773
Chubb Corp.	6.500%	5/15/38	275	377
Cigna Corp.	7.875%	5/15/27	565	745
Cigna Corp.	5.875%	3/15/41	525	648
Cigna Corp.	5.375%	2/15/42	875	1,014
Cincinnati Financial Corp.	6.920%	5/15/28	300	375
Cincinnati Financial Corp.	6.125%	11/1/34	394	477
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	420	514
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	500	503
Genworth Holdings Inc.	6.500%	6/15/34	735	865
Hartford Financial Services Group Inc.	5.950%	10/15/36	788	981
Hartford Financial Services Group Inc.	6.625%	3/30/40	291	389
Hartford Financial Services Group Inc.	6.100%	10/1/41	280	357
Humana Inc.	8.150%	6/15/38	145	213

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Humana Inc.	4.625%	12/1/42	605	617
	Lincoln National Corp.	6.150%	4/7/36	800	1,009
	Lincoln National Corp.	7.000%	6/15/40	395	551
	Loews Corp.	6.000%	2/1/35	690	846
	Loews Corp.	4.125%	5/15/43	100	97
	Markel Corp.	5.000%	3/30/43	325	345
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	115	140
	MetLife Inc.	6.500%	12/15/32	550	728
	MetLife Inc.	6.375%	6/15/34	640	842
	MetLife Inc.	5.700%	6/15/35	1,020	1,253
	MetLife Inc.	5.875%	2/6/41	695	877
	MetLife Inc.	4.125%	8/13/42	1,225	1,210
	MetLife Inc.	4.875%	11/13/43	585	645
1	MetLife Inc.	6.400%	12/15/66	895	1,008
1	MetLife Inc.	10.750%	8/1/69	460	743
	Munich Re America Corp.	7.450%	12/15/26	350	464
1	Nationwide Financial Services Inc.	6.750%	5/15/67	365	383
	Principal Financial Group Inc.	6.050%	10/15/36	490	613
	Principal Financial Group Inc.	4.625%	9/15/42	75	80
	Principal Financial Group Inc.	4.350%	5/15/43	350	354
	Progressive Corp.	6.625%	3/1/29	538	713
	Progressive Corp.	6.250%	12/1/32	305	402
	Progressive Corp.	4.350%	4/25/44	650	673
	Protective Life Corp.	8.450%	10/15/39	390	595
	Prudential Financial Inc.	5.750%	7/15/33	550	659
	Prudential Financial Inc.	5.400%	6/13/35	545	625
	Prudential Financial Inc.	5.900%	3/17/36	640	770
	Prudential Financial Inc.	5.700%	12/14/36	275	329
	Prudential Financial Inc.	6.625%	12/1/37	1,085	1,430
	Prudential Financial Inc.	6.625%	6/21/40	500	663
	Prudential Financial Inc.	5.100%	8/15/43	1,375	1,526
	Prudential Financial Inc.	4.600%	5/15/44	650	676
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	370	466
	Transatlantic Holdings Inc.	8.000%	11/30/39	280	401
	Travelers Cos. Inc.	6.750%	6/20/36	555	766
	Travelers Cos. Inc.	6.250%	6/15/37	845	1,104
	Travelers Cos. Inc.	5.350%	11/1/40	676	808
	Travelers Cos. Inc.	4.600%	8/1/43	150	162
	Trinity Acquisition plc	6.125%	8/15/43	275	312
	UnitedHealth Group Inc.	5.800%	3/15/36	685	858
	UnitedHealth Group Inc.	6.500%	6/15/37	515	692
	UnitedHealth Group Inc.	6.625%	11/15/37	755	1,022
	UnitedHealth Group Inc.	6.875%	2/15/38	785	1,087
	UnitedHealth Group Inc.	5.700%	10/15/40	10	12
	UnitedHealth Group Inc.	5.950%	2/15/41	585	745
	UnitedHealth Group Inc.	4.625%	11/15/41	863	925
	UnitedHealth Group Inc.	4.375%	3/15/42	305	313
	UnitedHealth Group Inc.	3.950%	10/15/42	1,025	988
	UnitedHealth Group Inc.	4.250%	3/15/43	650	657
	Unum Group	5.750%	8/15/42	300	361
	Validus Holdings Ltd.	8.875%	1/26/40	285	411
	Voya Financial Inc.	5.700%	7/15/43	350	417
	WellPoint Inc.	5.950%	12/15/34	666	806
	WellPoint Inc.	5.850%	1/15/36	945	1,135
	WellPoint Inc.	6.375%	6/15/37	695	883

158

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
WellPoint Inc.	4.625%	5/15/42	1,285	1,308
WellPoint Inc.	4.650%	1/15/43	1,150	1,181
XLIT Ltd.	6.375%	11/15/24	405	492
XLIT Ltd.	6.250%	5/15/27	280	337
XLIT Ltd.	5.250%	12/15/43	725	816

Real Estate Investment Trusts (0.4%)
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	350	361
ERP Operating LP	4.500%	7/1/44	525	535
HCP Inc.	6.750%	2/1/41	365	486
Health Care REIT Inc.	6.500%	3/15/41	575	739
Health Care REIT Inc.	5.125%	3/15/43	225	245
Kilroy Realty LP	4.250%	8/15/29	475	481
Realty Income Corp.	5.875%	3/15/35	385	452
Simon Property Group LP	6.750%	2/1/40	420	582
Simon Property Group LP	4.750%	3/15/42	465	509
Ventas Realty LP	5.700%	9/30/43	250	297
				217,576
Industrial (66.2%)
Basic Industry (6.0%)
Agrium Inc.	7.125%	5/23/36	430	578
Agrium Inc.	6.125%	1/15/41	450	549
Agrium Inc.	4.900%	6/1/43	800	851
Barrick Gold Corp.	5.250%	4/1/42	815	821
Barrick North America Finance LLC	7.500%	9/15/38	265	327
Barrick North America Finance LLC	5.700%	5/30/41	1,425	1,505
Barrick North America Finance LLC	5.750%	5/1/43	850	918
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	820	899
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	300	374
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	1,005	1,015
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	2,875	3,308
CF Industries Inc.	5.150%	3/15/34	700	767
CF Industries Inc.	4.950%	6/1/43	825	848
CF Industries Inc.	5.375%	3/15/44	650	717
Domtar Corp.	6.250%	9/1/42	225	248
Domtar Corp.	6.750%	2/15/44	175	206
Dow Chemical Co.	7.375%	11/1/29	485	662
Dow Chemical Co.	9.400%	5/15/39	770	1,294
Dow Chemical Co.	5.250%	11/15/41	505	558
Dow Chemical Co.	4.375%	11/15/42	1,650	1,632
Eastman Chemical Co.	4.800%	9/1/42	480	504
Eastman Chemical Co.	4.650%	10/15/44	550	558
Ecolab Inc.	5.500%	12/8/41	695	819
EI du Pont de Nemours & Co.	6.500%	1/15/28	450	582
EI du Pont de Nemours & Co.	4.900%	1/15/41	810	905
EI du Pont de Nemours & Co.	4.150%	2/15/43	725	726
Freeport-McMoRan Inc.	5.450%	3/15/43	2,005	2,173
Georgia-Pacific LLC	7.375%	12/1/25	402	532
Georgia-Pacific LLC	7.250%	6/1/28	305	407
Georgia-Pacific LLC	7.750%	11/15/29	540	762
Georgia-Pacific LLC	8.875%	5/15/31	365	558
Glencore Canada Corp.	6.200%	6/15/35	175	195
Goldcorp Inc.	5.450%	6/9/44	500	536
International Paper Co.	8.700%	6/15/38	275	421
International Paper Co.	7.300%	11/15/39	585	803

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
International Paper Co.	6.000%	11/15/41	590	708
International Paper Co.	4.800%	6/15/44	850	883
Kinross Gold Corp.	6.875%	9/1/41	260	270
Lubrizol Corp.	6.500%	10/1/34	240	322
LYB International Finance BV	5.250%	7/15/43	625	705
LYB International Finance BV	4.875%	3/15/44	1,325	1,429
Monsanto Co.	5.500%	8/15/25	360	432
Monsanto Co.	4.200%	7/15/34	1,200	1,246
Monsanto Co.	5.875%	4/15/38	230	286
Monsanto Co.	3.600%	7/15/42	895	812
Monsanto Co.	4.400%	7/15/44	600	621
Monsanto Co.	4.700%	7/15/64	720	751
Mosaic Co.	5.450%	11/15/33	500	571
Mosaic Co.	4.875%	11/15/41	145	151
Mosaic Co.	5.625%	11/15/43	700	811
Newmont Mining Corp.	5.875%	4/1/35	230	242
Newmont Mining Corp.	6.250%	10/1/39	940	1,019
Newmont Mining Corp.	4.875%	3/15/42	1,260	1,169
Nucor Corp.	6.400%	12/1/37	480	602
Nucor Corp.	5.200%	8/1/43	575	631
Placer Dome Inc.	6.450%	10/15/35	50	57
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	460	569
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	635	777
PPG Industries Inc.	7.700%	3/15/38	270	395
PPG Industries Inc.	5.500%	11/15/40	160	193
Praxair Inc.	3.550%	11/7/42	400	373
Reliance Steel & Aluminum Co.	6.850%	11/15/36	35	41
Rio Tinto Alcan Inc.	7.250%	3/15/31	480	641
Rio Tinto Alcan Inc.	6.125%	12/15/33	669	833
Rio Tinto Alcan Inc.	5.750%	6/1/35	535	622
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	665	883
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	420	474
Rio Tinto Finance USA plc	4.750%	3/22/42	290	309
Rio Tinto Finance USA plc	4.125%	8/21/42	1,150	1,114
Rohm & Haas Co.	7.850%	7/15/29	735	1,032
Southern Copper Corp.	7.500%	7/27/35	1,495	1,824
Southern Copper Corp.	6.750%	4/16/40	990	1,131
Southern Copper Corp.	5.250%	11/8/42	620	606
Syngenta Finance NV	4.375%	3/28/42	225	233
Teck Resources Ltd.	6.125%	10/1/35	1,280	1,402
Teck Resources Ltd.	6.000%	8/15/40	570	611
Teck Resources Ltd.	6.250%	7/15/41	485	536
Teck Resources Ltd.	5.200%	3/1/42	788	773
Teck Resources Ltd.	5.400%	2/1/43	375	381
Vale Canada Ltd.	7.200%	9/15/32	660	762
Vale Overseas Ltd.	8.250%	1/17/34	745	979
Vale Overseas Ltd.	6.875%	11/21/36	2,360	2,774
Vale Overseas Ltd.	6.875%	11/10/39	1,730	2,066
Vale SA	5.625%	9/11/42	1,410	1,454
Westvaco Corp.	8.200%	1/15/30	250	334
Westvaco Corp.	7.950%	2/15/31	500	657
Weyerhaeuser Co.	8.500%	1/15/25	250	341
Weyerhaeuser Co.	6.950%	10/1/27	200	253
Weyerhaeuser Co.	7.375%	3/15/32	955	1,317
Weyerhaeuser Co.	6.875%	12/15/33	725	972
Worthington Industries Inc.	4.550%	4/15/26	200	210

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Capital Goods (4.3%)
3M Co.	6.375%	2/15/28	550	734
3M Co.	5.700%	3/15/37	585	752
ABB Finance USA Inc.	4.375%	5/8/42	550	581
Boeing Co.	6.125%	2/15/33	380	500
Boeing Co.	6.875%	3/15/39	270	392
Boeing Co.	5.875%	2/15/40	1,050	1,364
Caterpillar Inc.	5.300%	9/15/35	350	419
Caterpillar Inc.	6.050%	8/15/36	990	1,266
Caterpillar Inc.	3.803%	8/15/42	1,605	1,546
Caterpillar Inc.	4.300%	5/15/44	700	727
Caterpillar Inc.	4.750%	5/15/64	450	483
Deere & Co.	5.375%	10/16/29	695	838
Deere & Co.	8.100%	5/15/30	300	447
Deere & Co.	3.900%	6/9/42	1,635	1,615
Dover Corp.	6.600%	3/15/38	500	693
Dover Corp.	5.375%	3/1/41	680	828
Eaton Corp.	4.000%	11/2/32	625	638
Eaton Corp.	4.150%	11/2/42	1,100	1,096
Emerson Electric Co.	6.000%	8/15/32	160	207
Emerson Electric Co.	6.125%	4/15/39	140	186
Emerson Electric Co.	5.250%	11/15/39	335	402
General Dynamics Corp.	3.600%	11/15/42	400	381
General Electric Co.	4.125%	10/9/42	1,650	1,690
General Electric Co.	4.500%	3/11/44	2,400	2,610
Honeywell International Inc.	5.700%	3/15/37	915	1,149
Honeywell International Inc.	5.375%	3/1/41	740	904
Illinois Tool Works Inc.	4.875%	9/15/41	639	711
Illinois Tool Works Inc.	3.900%	9/1/42	1,156	1,127
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	475	575
Legrand France SA	8.500%	2/15/25	385	541
Lockheed Martin Corp.	6.150%	9/1/36	985	1,265
Lockheed Martin Corp.	5.500%	11/15/39	525	639
Lockheed Martin Corp.	5.720%	6/1/40	635	790
Lockheed Martin Corp.	4.850%	9/15/41	805	893
Lockheed Martin Corp.	4.070%	12/15/42	450	447
Northrop Grumman Corp.	5.050%	11/15/40	540	605
Northrop Grumman Corp.	4.750%	6/1/43	1,000	1,072
Northrop Grumman Systems Corp.	7.750%	2/15/31	560	794
Owens Corning	7.000%	12/1/36	590	732
Parker Hannifin Corp.	6.250%	5/15/38	140	186
Precision Castparts Corp.	3.900%	1/15/43	475	472
Raytheon Co.	7.200%	8/15/27	455	615
Raytheon Co.	4.875%	10/15/40	275	309
Raytheon Co.	4.700%	12/15/41	710	778
Republic Services Inc.	6.200%	3/1/40	750	946
Republic Services Inc.	5.700%	5/15/41	730	878
Rockwell Automation Inc.	6.700%	1/15/28	135	176
Rockwell Automation Inc.	6.250%	12/1/37	330	433
Rockwell Collins Inc.	4.800%	12/15/43	250	279
Sonoco Products Co.	5.750%	11/1/40	595	697
Stanley Black & Decker Inc.	5.200%	9/1/40	315	367
United Technologies Corp.	6.700%	8/1/28	400	536
United Technologies Corp.	7.500%	9/15/29	855	1,239
United Technologies Corp.	5.400%	5/1/35	500	608

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United Technologies Corp.	6.125%	7/15/38	1,040	1,356
United Technologies Corp.	5.700%	4/15/40	1,405	1,764
United Technologies Corp.	4.500%	6/1/42	3,750	4,041
Waste Management Inc.	7.100%	8/1/26	415	555
Waste Management Inc.	7.000%	7/15/28	646	859
Waste Management Inc.	7.750%	5/15/32	350	505
Waste Management Inc.	6.125%	11/30/39	655	845

Communication (16.6%)
21st Century Fox America Inc.	6.550%	3/15/33	335	425
21st Century Fox America Inc.	6.200%	12/15/34	715	888
21st Century Fox America Inc.	6.400%	12/15/35	1,265	1,612
21st Century Fox America Inc.	6.150%	3/1/37	975	1,190
21st Century Fox America Inc.	6.650%	11/15/37	1,395	1,788
21st Century Fox America Inc.	6.900%	8/15/39	810	1,074
21st Century Fox America Inc.	6.150%	2/15/41	1,775	2,196
21st Century Fox America Inc.	5.400%	10/1/43	600	691
21st Century Fox America Inc.	7.750%	12/1/45	985	1,470
America Movil SAB de CV	6.375%	3/1/35	1,055	1,312
America Movil SAB de CV	6.125%	11/15/37	800	976
America Movil SAB de CV	6.125%	3/30/40	1,925	2,355
America Movil SAB de CV	4.375%	7/16/42	575	565
Ameritech Capital Funding Corp.	6.550%	1/15/28	385	464
AT&T Corp.	8.000%	11/15/31	1,105	1,652
AT&T Inc.	6.150%	9/15/34	867	1,065
AT&T Inc.	6.500%	9/1/37	837	1,058
AT&T Inc.	6.300%	1/15/38	2,185	2,702
AT&T Inc.	6.400%	5/15/38	660	828
AT&T Inc.	6.550%	2/15/39	1,605	2,055
AT&T Inc.	5.350%	9/1/40	2,940	3,276
AT&T Inc.	5.550%	8/15/41	2,206	2,516
AT&T Inc.	4.300%	12/15/42	1,713	1,671
AT&T Inc.	4.800%	6/15/44	1,645	1,719
AT&T Inc.	4.350%	6/15/45	3,289	3,206
AT&T Mobility LLC	7.125%	12/15/31	560	762
Bellsouth Capital Funding Corp.	7.875%	2/15/30	323	443
Bellsouth Capital Funding Corp.	7.120%	7/15/97	200	233
BellSouth Corp.	6.875%	10/15/31	498	624
BellSouth Corp.	6.550%	6/15/34	245	303
BellSouth Telecommunications LLC	6.375%	6/1/28	165	197
British Telecommunications plc	9.625%	12/15/30	2,602	4,210
CBS Corp.	7.875%	7/30/30	436	601
CBS Corp.	5.500%	5/15/33	735	818
CBS Corp.	5.900%	10/15/40	500	590
CBS Corp.	4.850%	7/1/42	495	499
Comcast Corp.	3.375%	2/15/25	950	961
Comcast Corp.	4.250%	1/15/33	1,380	1,435
Comcast Corp.	7.050%	3/15/33	1,035	1,428
Comcast Corp.	4.200%	8/15/34	950	976
Comcast Corp.	5.650%	6/15/35	1,035	1,256
Comcast Corp.	6.500%	11/15/35	760	1,005
Comcast Corp.	6.450%	3/15/37	1,285	1,687
Comcast Corp.	6.950%	8/15/37	1,450	2,001
Comcast Corp.	6.400%	5/15/38	1,255	1,644
Comcast Corp.	6.550%	7/1/39	1,111	1,486

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Comcast Corp.	6.400%	3/1/40	950	1,250
Comcast Corp.	4.650%	7/15/42	1,700	1,824
Comcast Corp.	4.500%	1/15/43	600	628
Comcast Corp.	4.750%	3/1/44	825	903
Deutsche Telekom International Finance BV	8.750%	6/15/30	3,070	4,602
Deutsche Telekom International Finance BV	9.250%	6/1/32	590	949
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	6.000%	8/15/40	1,160	1,377
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	6.375%	3/1/41	680	845
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	5.150%	3/15/42	1,835	1,979
Discovery Communications LLC	6.350%	6/1/40	960	1,183
Discovery Communications LLC	4.950%	5/15/42	500	525
Discovery Communications LLC	4.875%	4/1/43	650	679
Embarq Corp.	7.995%	6/1/36	1,955	2,208
Grupo Televisa SAB	6.625%	3/18/25	510	628
Grupo Televisa SAB	8.500%	3/11/32	540	770
Grupo Televisa SAB	6.625%	1/15/40	500	613
Grupo Televisa SAB	5.000%	5/13/45	600	621
GTE Corp.	6.940%	4/15/28	1,180	1,470
Historic TW Inc.	6.625%	5/15/29	1,540	1,958
Koninklijke KPN NV	8.375%	10/1/30	500	719
McGraw Hill Financial Inc.	6.550%	11/15/37	400	425
Moody’s Corp.	5.250%	7/15/44	450	480
NBCUniversal Media LLC	6.400%	4/30/40	990	1,309
NBCUniversal Media LLC	5.950%	4/1/41	1,245	1,566
NBCUniversal Media LLC	4.450%	1/15/43	750	785
New Cingular Wireless Services Inc.	8.750%	3/1/31	795	1,207
Orange SA	9.000%	3/1/31	2,125	3,244
Orange SA	5.375%	1/13/42	1,035	1,158
Orange SA	5.500%	2/6/44	860	984
Pacific Bell Telephone Co.	7.125%	3/15/26	630	820
Qwest Corp.	7.200%	11/10/26	30	30
Qwest Corp.	6.875%	9/15/33	1,495	1,510
Qwest Corp.	7.125%	11/15/43	85	86
Rogers Communications Inc.	7.500%	8/15/38	225	309
Rogers Communications Inc.	4.500%	3/15/43	825	825
Rogers Communications Inc.	5.450%	10/1/43	350	393
Rogers Communications Inc.	5.000%	3/15/44	800	859
TCI Communications Inc.	7.875%	2/15/26	390	544
TCI Communications Inc.	7.125%	2/15/28	220	294
Telefonica Emisiones SAU	7.045%	6/20/36	2,490	3,246
Telefonica Europe BV	8.250%	9/15/30	935	1,302
Thomson Reuters Corp.	5.500%	8/15/35	200	223
Thomson Reuters Corp.	5.850%	4/15/40	890	1,029
Thomson Reuters Corp.	4.500%	5/23/43	300	293
Thomson Reuters Corp.	5.650%	11/23/43	700	799
Time Warner Cable Inc.	6.550%	5/1/37	1,425	1,832
Time Warner Cable Inc.	7.300%	7/1/38	1,300	1,804
Time Warner Cable Inc.	6.750%	6/15/39	1,520	1,992
Time Warner Cable Inc.	5.875%	11/15/40	960	1,162
Time Warner Cable Inc.	5.500%	9/1/41	1,536	1,774
Time Warner Cable Inc.	4.500%	9/15/42	1,275	1,297
Time Warner Cos. Inc.	6.950%	1/15/28	85	109

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Time Warner Entertainment Co. LP	8.375%	7/15/33	1,050	1,577
	Time Warner Inc.	7.625%	4/15/31	1,810	2,508
	Time Warner Inc.	7.700%	5/1/32	1,655	2,328
	Time Warner Inc.	6.500%	11/15/36	840	1,051
	Time Warner Inc.	6.200%	3/15/40	475	575
	Time Warner Inc.	6.100%	7/15/40	985	1,181
	Time Warner Inc.	6.250%	3/29/41	685	840
	Time Warner Inc.	5.375%	10/15/41	1,000	1,107
	Time Warner Inc.	4.900%	6/15/42	855	892
	Time Warner Inc.	5.350%	12/15/43	375	415
	Time Warner Inc.	4.650%	6/1/44	1,025	1,038
	Verizon Communications Inc.	7.750%	12/1/30	1,300	1,826
	Verizon Communications Inc.	6.400%	9/15/33	4,625	5,842
	Verizon Communications Inc.	5.050%	3/15/34	1,100	1,203
	Verizon Communications Inc.	5.850%	9/15/35	1,425	1,692
	Verizon Communications Inc.	6.250%	4/1/37	120	149
	Verizon Communications Inc.	6.400%	2/15/38	2,350	2,944
	Verizon Communications Inc.	6.900%	4/15/38	1,340	1,767
	Verizon Communications Inc.	7.350%	4/1/39	450	626
	Verizon Communications Inc.	6.000%	4/1/41	1,040	1,256
	Verizon Communications Inc.	4.750%	11/1/41	1,205	1,236
	Verizon Communications Inc.	3.850%	11/1/42	1,295	1,176
	Verizon Communications Inc.	6.550%	9/15/43	10,487	13,539
2	Verizon Communications Inc.	4.862%	8/21/46	4,433	4,640
2	Verizon Communications Inc.	5.012%	8/21/54	5,400	5,670
	Verizon Florida LLC	6.860%	2/1/28	250	300
	Verizon Maryland LLC	5.125%	6/15/33	895	937
	Verizon New England Inc.	7.875%	11/15/29	50	65
	Verizon New York Inc.	7.375%	4/1/32	1,062	1,349
	Viacom Inc.	6.875%	4/30/36	1,025	1,319
	Viacom Inc.	4.375%	3/15/43	1,270	1,196
	Viacom Inc.	5.850%	9/1/43	1,775	2,061
	Viacom Inc.	5.250%	4/1/44	300	324
	Vodafone Group plc	7.875%	2/15/30	935	1,321
	Vodafone Group plc	6.250%	11/30/32	365	452
	Vodafone Group plc	6.150%	2/27/37	1,485	1,800
	Vodafone Group plc	4.375%	2/19/43	1,300	1,268
	Walt Disney Co.	7.000%	3/1/32	885	1,246
	Walt Disney Co.	4.125%	12/1/41	385	392
	Walt Disney Co.	3.700%	12/1/42	850	807
	Walt Disney Co.	4.125%	6/1/44	125	128
	WPP Finance 2010	5.125%	9/7/42	275	288
	WPP Finance 2010	5.625%	11/15/43	400	448

	Consumer Cyclical (6.0%)
	Bed Bath & Beyond Inc.	4.915%	8/1/34	300	314
	Bed Bath & Beyond Inc.	5.165%	8/1/44	675	703
	Cummins Inc.	7.125%	3/1/28	725	978
	Cummins Inc.	4.875%	10/1/43	175	199
	CVS Health Corp.	6.125%	9/15/39	880	1,136
	CVS Health Corp.	5.750%	5/15/41	1,014	1,244
	CVS Health Corp.	5.300%	12/5/43	950	1,109
	Daimler Finance North America LLC	8.500%	1/18/31	1,460	2,243
	Darden Restaurants Inc.	6.800%	10/15/37	100	114
	eBay Inc.	4.000%	7/15/42	650	596

164

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ford Motor Co.	6.625%	10/1/28	1,075	1,339
Ford Motor Co.	6.375%	2/1/29	475	576
Ford Motor Co.	7.450%	7/16/31	2,160	2,944
Ford Motor Co.	4.750%	1/15/43	1,675	1,755
Ford Motor Co.	7.400%	11/1/46	645	908
Home Depot Inc.	5.875%	12/16/36	2,250	2,860
Home Depot Inc.	5.400%	9/15/40	955	1,144
Home Depot Inc.	5.950%	4/1/41	1,065	1,373
Home Depot Inc.	4.200%	4/1/43	1,375	1,405
Home Depot Inc.	4.875%	2/15/44	900	1,015
Home Depot Inc.	4.400%	3/15/45	475	500
Johnson Controls Inc.	6.000%	1/15/36	340	408
Johnson Controls Inc.	5.700%	3/1/41	720	844
Johnson Controls Inc.	5.250%	12/1/41	280	308
Johnson Controls Inc.	4.625%	7/2/44	200	205
Johnson Controls Inc.	4.950%	7/2/64	300	310
Kohl’s Corp.	6.000%	1/15/33	345	389
Kohl’s Corp.	6.875%	12/15/37	215	271
Lowe’s Cos. Inc.	6.875%	2/15/28	60	78
Lowe’s Cos. Inc.	6.500%	3/15/29	830	1,053
Lowe’s Cos. Inc.	5.500%	10/15/35	570	680
Lowe’s Cos. Inc.	6.650%	9/15/37	330	445
Lowe’s Cos. Inc.	5.800%	4/15/40	455	563
Lowe’s Cos. Inc.	5.125%	11/15/41	455	521
Lowe’s Cos. Inc.	4.650%	4/15/42	460	497
Lowe’s Cos. Inc.	5.000%	9/15/43	950	1,080
Macy’s Retail Holdings Inc.	6.900%	4/1/29	735	945
Macy’s Retail Holdings Inc.	6.900%	1/15/32	225	292
Macy’s Retail Holdings Inc.	6.700%	7/15/34	40	52
Macy’s Retail Holdings Inc.	6.375%	3/15/37	960	1,224
Macy’s Retail Holdings Inc.	5.125%	1/15/42	705	766
McDonald’s Corp.	6.300%	10/15/37	735	968
McDonald’s Corp.	6.300%	3/1/38	750	990
McDonald’s Corp.	5.700%	2/1/39	200	248
McDonald’s Corp.	3.700%	2/15/42	595	563
McDonald’s Corp.	3.625%	5/1/43	925	861
MDC Holdings Inc.	6.000%	1/15/43	500	469
NIKE Inc.	3.625%	5/1/43	225	217
Nordstrom Inc.	6.950%	3/15/28	30	40
Nordstrom Inc.	5.000%	1/15/44	929	1,047
QVC Inc.	5.950%	3/15/43	350	382
Target Corp.	6.350%	11/1/32	585	756
Target Corp.	6.500%	10/15/37	1,587	2,103
Target Corp.	7.000%	1/15/38	605	843
Target Corp.	4.000%	7/1/42	852	825
VF Corp.	6.450%	11/1/37	635	840
Wal-Mart Stores Inc.	5.875%	4/5/27	505	641
Wal-Mart Stores Inc.	7.550%	2/15/30	1,300	1,888
Wal-Mart Stores Inc.	5.250%	9/1/35	1,840	2,196
Wal-Mart Stores Inc.	6.500%	8/15/37	2,500	3,413
Wal-Mart Stores Inc.	6.200%	4/15/38	2,360	3,091
Wal-Mart Stores Inc.	5.625%	4/1/40	1,672	2,067
Wal-Mart Stores Inc.	5.625%	4/15/41	2,665	3,344
Wal-Mart Stores Inc.	4.000%	4/11/43	1,700	1,691
Wal-Mart Stores Inc.	4.750%	10/2/43	1,350	1,508

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	4.300%	4/22/44	950	992
	Walgreen Co.	4.400%	9/15/42	750	733
	Western Union Co.	6.200%	11/17/36	500	525
	Western Union Co.	6.200%	6/21/40	170	177
	Yum! Brands Inc.	6.875%	11/15/37	710	941
	Yum! Brands Inc.	5.350%	11/1/43	250	282

	Consumer Noncyclical (13.3%)
	Abbott Laboratories	6.150%	11/30/37	350	463
	Abbott Laboratories	6.000%	4/1/39	445	577
	Abbott Laboratories	5.300%	5/27/40	590	712
	AbbVie Inc.	4.400%	11/6/42	2,090	2,099
2	Actavis Funding SCS	4.850%	6/15/44	1,550	1,598
	Actavis Inc.	4.625%	10/1/42	740	741
	Ahold Finance USA LLC	6.875%	5/1/29	515	660
	Altria Group Inc.	9.950%	11/10/38	593	1,006
	Altria Group Inc.	10.200%	2/6/39	816	1,410
	Altria Group Inc.	4.250%	8/9/42	525	495
	Altria Group Inc.	4.500%	5/2/43	625	611
	Altria Group Inc.	5.375%	1/31/44	1,925	2,140
	Amgen Inc.	6.375%	6/1/37	1,195	1,507
	Amgen Inc.	6.900%	6/1/38	765	1,039
	Amgen Inc.	6.400%	2/1/39	1,335	1,717
	Amgen Inc.	5.750%	3/15/40	800	956
	Amgen Inc.	4.950%	10/1/41	835	896
	Amgen Inc.	5.150%	11/15/41	2,792	3,097
	Amgen Inc.	5.650%	6/15/42	1,020	1,208
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	65	88
	Anheuser-Busch Cos. LLC	5.950%	1/15/33	20	25
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	225	281
	Anheuser-Busch Cos. LLC	6.450%	9/1/37	680	926
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	1,285	1,276
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	725	792
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	1,655	2,616
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	805	1,252
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	860	1,158
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	785	747
	Archer-Daniels-Midland Co.	5.935%	10/1/32	495	626
	Archer-Daniels-Midland Co.	5.375%	9/15/35	510	614
	Archer-Daniels-Midland Co.	5.765%	3/1/41	510	637
	Archer-Daniels-Midland Co.	4.535%	3/26/42	540	583
	Archer-Daniels-Midland Co.	4.016%	4/16/43	125	124
1	Ascension Health Alliance	4.847%	11/15/53	475	541
	AstraZeneca plc	6.450%	9/15/37	2,250	2,990
	AstraZeneca plc	4.000%	9/18/42	950	918
	Avon Products Inc.	6.950%	3/15/43	750	779
	Baxter International Inc.	6.250%	12/1/37	230	301
	Baxter International Inc.	3.650%	8/15/42	850	781
	Becton Dickinson & Co.	6.000%	5/15/39	430	552
	Becton Dickinson & Co.	5.000%	11/12/40	540	614
	Boston Scientific Corp.	7.375%	1/15/40	630	892
	Bristol-Myers Squibb Co.	5.875%	11/15/36	1,005	1,268
	Bristol-Myers Squibb Co.	6.125%	5/1/38	510	661
	Bristol-Myers Squibb Co.	3.250%	8/1/42	975	841
	Bristol-Myers Squibb Co.	4.500%	3/1/44	525	557

166

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Brown-Forman Corp.	3.750%	1/15/43	275	265
Campbell Soup Co.	3.800%	8/2/42	500	443
Cardinal Health Inc.	4.600%	3/15/43	425	445
1 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	675	665
Celgene Corp.	5.700%	10/15/40	610	723
Celgene Corp.	5.250%	8/15/43	100	112
Celgene Corp.	4.625%	5/15/44	825	858
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	675	777
ConAgra Foods Inc.	7.125%	10/1/26	510	656
ConAgra Foods Inc.	7.000%	10/1/28	375	487
ConAgra Foods Inc.	8.250%	9/15/30	495	714
ConAgra Foods Inc.	6.625%	8/15/39	200	254
ConAgra Foods Inc.	4.650%	1/25/43	548	557
Covidien International Finance SA	6.550%	10/15/37	635	852
Delhaize America LLC	9.000%	4/15/31	220	298
Delhaize Group SA	5.700%	10/1/40	997	1,100
Diageo Capital plc	5.875%	9/30/36	770	960
Diageo Capital plc	3.875%	4/29/43	375	363
Diageo Investment Corp.	7.450%	4/15/35	235	341
Diageo Investment Corp.	4.250%	5/11/42	785	800
Dignity Health California GO	4.500%	11/1/42	275	265
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	330	471
Eli Lilly & Co.	7.125%	6/1/25	360	482
Eli Lilly & Co.	5.500%	3/15/27	500	606
Eli Lilly & Co.	5.550%	3/15/37	1,230	1,501
Eli Lilly & Co.	5.950%	11/15/37	665	858
Eli Lilly & Co.	4.650%	6/15/44	600	653
Estee Lauder Cos. Inc.	6.000%	5/15/37	415	515
Estee Lauder Cos. Inc.	3.700%	8/15/42	600	563
Express Scripts Holding Co.	6.125%	11/15/41	1,170	1,475
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	575	554
Genentech Inc.	5.250%	7/15/35	845	1,001
General Mills Inc.	5.400%	6/15/40	115	134
General Mills Inc.	4.150%	2/15/43	575	575
Gilead Sciences Inc.	5.650%	12/1/41	775	947
Gilead Sciences Inc.	4.800%	4/1/44	1,950	2,146
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	405	491
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	3,020	3,993
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	500	506
Hasbro Inc.	6.350%	3/15/40	360	441
Hasbro Inc.	5.100%	5/15/44	400	428
Hershey Co.	7.200%	8/15/27	250	341
Ingredion Inc.	6.625%	4/15/37	475	607
Johnson & Johnson	6.950%	9/1/29	440	626
Johnson & Johnson	4.950%	5/15/33	300	360
Johnson & Johnson	4.375%	12/5/33	1,200	1,331
Johnson & Johnson	5.950%	8/15/37	1,305	1,744
Johnson & Johnson	4.500%	9/1/40	195	216
Johnson & Johnson	4.850%	5/15/41	95	111
Johnson & Johnson	4.500%	12/5/43	450	500
Kaiser Foundation Hospitals	4.875%	4/1/42	620	698
Kellogg Co.	7.450%	4/1/31	965	1,277
Kimberly-Clark Corp.	6.625%	8/1/37	400	549
Kimberly-Clark Corp.	5.300%	3/1/41	485	591
Kimberly-Clark Corp.	3.700%	6/1/43	225	217

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Koninklijke Philips NV	6.875%	3/11/38	870	1,182
	Koninklijke Philips NV	5.000%	3/15/42	1,000	1,124
	Kraft Foods Group Inc.	6.875%	1/26/39	1,225	1,631
	Kraft Foods Group Inc.	6.500%	2/9/40	900	1,156
	Kraft Foods Group Inc.	5.000%	6/4/42	900	980
	Kroger Co.	7.500%	4/1/31	380	515
	Kroger Co.	6.900%	4/15/38	855	1,142
	Kroger Co.	5.000%	4/15/42	400	435
	Kroger Co.	5.150%	8/1/43	850	944
	Lorillard Tobacco Co.	8.125%	5/1/40	40	55
	Lorillard Tobacco Co.	7.000%	8/4/41	535	675
	Mattel Inc.	5.450%	11/1/41	470	531
1	Mayo Clinic	3.774%	11/15/43	400	383
1	Mayo Clinic	4.000%	11/15/47	225	225
	McKesson Corp.	6.000%	3/1/41	430	528
	McKesson Corp.	4.883%	3/15/44	350	376
	Mead Johnson Nutrition Co.	4.600%	6/1/44	700	725
	Medtronic Inc.	6.500%	3/15/39	155	208
	Medtronic Inc.	5.550%	3/15/40	480	587
	Medtronic Inc.	4.500%	3/15/42	610	650
	Medtronic Inc.	4.000%	4/1/43	500	496
	Medtronic Inc.	4.625%	3/15/44	325	348
	Memorial Sloan-Kettering Cancer Center
	New York GO	5.000%	7/1/42	400	459
	Memorial Sloan-Kettering Cancer Center
	New York GO	4.125%	7/1/52	250	248
	Merck & Co. Inc.	6.500%	12/1/33	1,315	1,789
	Merck & Co. Inc.	6.550%	9/15/37	725	992
	Merck & Co. Inc.	3.600%	9/15/42	900	842
	Merck & Co. Inc.	4.150%	5/18/43	1,000	1,022
	Merck Sharp & Dohme Corp.	6.300%	1/1/26	30	38
	Merck Sharp & Dohme Corp.	6.400%	3/1/28	640	840
	Merck Sharp & Dohme Corp.	5.950%	12/1/28	380	481
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	1,070	1,358
	Merck Sharp & Dohme Corp.	5.850%	6/30/39	660	846
	Molson Coors Brewing Co.	5.000%	5/1/42	775	846
	Mondelez International Inc.	6.500%	11/1/31	730	935
	Mondelez International Inc.	6.875%	2/1/38	730	978
	Mondelez International Inc.	6.875%	1/26/39	215	290
	Mondelez International Inc.	6.500%	2/9/40	1,365	1,793
	Mylan Inc.	5.400%	11/29/43	1,000	1,103
	Novant Health Inc.	4.371%	11/1/43	300	304
	Novartis Capital Corp.	3.700%	9/21/42	300	288
	Novartis Capital Corp.	4.400%	5/6/44	1,650	1,775
	Pepsi Bottling Group Inc.	7.000%	3/1/29	685	930
	PepsiCo Inc.	5.500%	1/15/40	750	904
	PepsiCo Inc.	4.875%	11/1/40	870	973
	PepsiCo Inc.	4.000%	3/5/42	600	588
	PepsiCo Inc.	3.600%	8/13/42	1,275	1,177
2	Perrigo Co. plc	5.300%	11/15/43	575	637
	Pfizer Inc.	7.200%	3/15/39	1,730	2,492
	Pfizer Inc.	4.300%	6/15/43	700	721
	Pfizer Inc.	4.400%	5/15/44	800	838
	Pharmacia Corp.	6.600%	12/1/28	355	471
	Philip Morris International Inc.	6.375%	5/16/38	1,440	1,871

168

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	4.375%	11/15/41	745	756
Philip Morris International Inc.	4.500%	3/20/42	755	784
Philip Morris International Inc.	3.875%	8/21/42	975	923
Philip Morris International Inc.	4.125%	3/4/43	875	857
Philip Morris International Inc.	4.875%	11/15/43	500	550
Procter & Gamble Co.	5.800%	8/15/34	650	838
3 Procter & Gamble Co.	5.550%	3/5/37	1,815	2,273
Quest Diagnostics Inc.	6.950%	7/1/37	60	76
Quest Diagnostics Inc.	5.750%	1/30/40	460	518
Reynolds American Inc.	7.250%	6/15/37	375	480
Reynolds American Inc.	4.750%	11/1/42	525	513
Reynolds American Inc.	6.150%	9/15/43	750	876
Safeway Inc.	7.250%	2/1/31	480	491
St. Jude Medical Inc.	4.750%	4/15/43	875	929
Stryker Corp.	4.100%	4/1/43	900	879
Stryker Corp.	4.375%	5/15/44	400	403
Sysco Corp.	5.375%	9/21/35	730	869
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	975	1,196
Thermo Fisher Scientific Inc.	5.300%	2/1/44	825	941
Tyson Foods Inc.	4.875%	8/15/34	400	422
Tyson Foods Inc.	5.150%	8/15/44	975	1,037
Unilever Capital Corp.	5.900%	11/15/32	1,495	1,988
Whirlpool Corp.	5.150%	3/1/43	475	519
Wyeth LLC	6.500%	2/1/34	1,180	1,571
Wyeth LLC	6.000%	2/15/36	900	1,135
Wyeth LLC	5.950%	4/1/37	2,395	2,993
Zimmer Holdings Inc.	5.750%	11/30/39	575	688
Zoetis Inc.	4.700%	2/1/43	725	756

Energy (12.8%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	680	912
Anadarko Finance Co.	7.500%	5/1/31	942	1,310
Anadarko Petroleum Corp.	6.450%	9/15/36	1,860	2,394
Anadarko Petroleum Corp.	7.950%	6/15/39	155	233
Anadarko Petroleum Corp.	6.200%	3/15/40	715	905
Apache Corp.	6.000%	1/15/37	1,386	1,699
Apache Corp.	5.100%	9/1/40	1,085	1,194
Apache Corp.	5.250%	2/1/42	1,005	1,121
Apache Corp.	4.750%	4/15/43	1,295	1,377
Apache Corp.	4.250%	1/15/44	875	870
Apache Finance Canada Corp.	7.750%	12/15/29	275	397
Baker Hughes Inc.	6.875%	1/15/29	350	475
Baker Hughes Inc.	5.125%	9/15/40	1,360	1,572
Buckeye Partners LP	5.850%	11/15/43	275	312
Burlington Resources Finance Co.	7.200%	8/15/31	915	1,299
Burlington Resources Finance Co.	7.400%	12/1/31	55	80
Cameron International Corp.	7.000%	7/15/38	400	536
Cameron International Corp.	5.950%	6/1/41	255	309
Cameron International Corp.	5.125%	12/15/43	375	411
Canadian Natural Resources Ltd.	7.200%	1/15/32	728	987
Canadian Natural Resources Ltd.	6.450%	6/30/33	350	449
Canadian Natural Resources Ltd.	5.850%	2/1/35	200	239
Canadian Natural Resources Ltd.	6.500%	2/15/37	455	587
Canadian Natural Resources Ltd.	6.250%	3/15/38	555	707
Canadian Natural Resources Ltd.	6.750%	2/1/39	525	701

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Cenovus Energy Inc.	6.750%	11/15/39	1,422	1,898
	Cenovus Energy Inc.	4.450%	9/15/42	450	457
	CenterPoint Energy Resources Corp.	6.625%	11/1/37	230	309
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	254	322
	Conoco Funding Co.	7.250%	10/15/31	515	746
	ConocoPhillips	5.900%	10/15/32	765	977
	ConocoPhillips	5.900%	5/15/38	1,085	1,392
	ConocoPhillips	6.500%	2/1/39	3,055	4,149
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	575	737
	ConocoPhillips Holding Co.	6.950%	4/15/29	560	771
2	Continental Resources Inc.	4.900%	6/1/44	600	634
	DCP Midstream LLC	8.125%	8/16/30	321	432
	DCP Midstream Operating LP	5.600%	4/1/44	875	992
	Devon Energy Corp.	7.950%	4/15/32	620	896
	Devon Energy Corp.	5.600%	7/15/41	1,290	1,518
	Devon Energy Corp.	4.750%	5/15/42	865	919
	Devon Financing Corp. LLC	7.875%	9/30/31	895	1,276
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	575	655
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	675	690
	Dominion Gas Holdings LLC	4.800%	11/1/43	350	383
	El Paso Natural Gas Co. LLC	8.375%	6/15/32	250	342
	El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	400	520
	El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	610	574
2	Enable Midstream Partners LP	5.000%	5/15/44	525	542
	Enbridge Energy Partners LP	7.500%	4/15/38	400	541
	Enbridge Energy Partners LP	5.500%	9/15/40	400	446
	Enbridge Inc.	4.500%	6/10/44	450	454
	Encana Corp.	6.500%	8/15/34	1,285	1,629
	Encana Corp.	6.625%	8/15/37	1,160	1,500
	Encana Corp.	6.500%	2/1/38	540	699
	Encana Corp.	5.150%	11/15/41	340	377
	Energy Transfer Partners LP	8.250%	11/15/29	214	303
	Energy Transfer Partners LP	6.625%	10/15/36	735	887
	Energy Transfer Partners LP	7.500%	7/1/38	555	717
	Energy Transfer Partners LP	6.050%	6/1/41	1,231	1,398
	Energy Transfer Partners LP	6.500%	2/1/42	1,030	1,233
	Energy Transfer Partners LP	5.150%	2/1/43	475	482
	Eni USA Inc.	7.300%	11/15/27	395	536
	EnLink Midstream Partners LP	5.600%	4/1/44	200	227
	Enterprise Products Operating LLC	6.875%	3/1/33	890	1,179
	Enterprise Products Operating LLC	6.650%	10/15/34	360	473
	Enterprise Products Operating LLC	5.750%	3/1/35	250	296
	Enterprise Products Operating LLC	7.550%	4/15/38	390	550
	Enterprise Products Operating LLC	6.125%	10/15/39	560	697
	Enterprise Products Operating LLC	6.450%	9/1/40	510	659
	Enterprise Products Operating LLC	5.950%	2/1/41	875	1,073
	Enterprise Products Operating LLC	5.700%	2/15/42	670	797
	Enterprise Products Operating LLC	4.850%	8/15/42	590	625
	Enterprise Products Operating LLC	4.450%	2/15/43	1,000	996
	Enterprise Products Operating LLC	4.850%	3/15/44	950	1,009
	Enterprise Products Operating LLC	5.100%	2/15/45	875	964
	Global Marine Inc.	7.000%	6/1/28	705	800
	Halliburton Co.	6.700%	9/15/38	816	1,119
	Halliburton Co.	7.450%	9/15/39	470	689
	Halliburton Co.	4.500%	11/15/41	800	844

170

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Halliburton Co.	4.750%	8/1/43	590	647
Hess Corp.	7.875%	10/1/29	1,190	1,661
Hess Corp.	7.300%	8/15/31	860	1,168
Hess Corp.	7.125%	3/15/33	1,175	1,592
Hess Corp.	6.000%	1/15/40	125	154
Hess Corp.	5.600%	2/15/41	875	1,038
Kerr-McGee Corp.	7.875%	9/15/31	390	554
Kinder Morgan Energy Partners LP	7.400%	3/15/31	350	438
Kinder Morgan Energy Partners LP	7.750%	3/15/32	300	388
Kinder Morgan Energy Partners LP	7.300%	8/15/33	575	720
Kinder Morgan Energy Partners LP	5.800%	3/15/35	925	1,023
Kinder Morgan Energy Partners LP	6.500%	2/1/37	585	681
Kinder Morgan Energy Partners LP	6.950%	1/15/38	445	547
Kinder Morgan Energy Partners LP	6.500%	9/1/39	705	827
Kinder Morgan Energy Partners LP	6.550%	9/15/40	800	941
Kinder Morgan Energy Partners LP	6.375%	3/1/41	525	614
Kinder Morgan Energy Partners LP	5.625%	9/1/41	540	577
Kinder Morgan Energy Partners LP	5.000%	8/15/42	850	838
Kinder Morgan Energy Partners LP	5.000%	3/1/43	950	931
Kinder Morgan Energy Partners LP	5.500%	3/1/44	375	391
Magellan Midstream Partners LP	6.400%	5/1/37	265	341
Magellan Midstream Partners LP	4.200%	12/1/42	250	242
Magellan Midstream Partners LP	5.150%	10/15/43	225	253
Marathon Oil Corp.	6.800%	3/15/32	540	696
Marathon Oil Corp.	6.600%	10/1/37	605	792
Marathon Petroleum Corp.	6.500%	3/1/41	710	895
Murphy Oil Corp.	7.050%	5/1/29	330	405
Murphy Oil Corp.	5.125%	12/1/42	200	197
National Oilwell Varco Inc.	3.950%	12/1/42	1,510	1,492
Nisource Finance Corp.	6.250%	12/15/40	480	593
Nisource Finance Corp.	5.950%	6/15/41	790	942
Nisource Finance Corp.	5.800%	2/1/42	300	349
Nisource Finance Corp.	5.250%	2/15/43	470	513
Nisource Finance Corp.	4.800%	2/15/44	800	819
Noble Energy Inc.	8.000%	4/1/27	245	331
Noble Energy Inc.	6.000%	3/1/41	975	1,181
Noble Energy Inc.	5.250%	11/15/43	1,250	1,397
Noble Holding International Ltd.	6.200%	8/1/40	360	420
Noble Holding International Ltd.	6.050%	3/1/41	850	983
ONEOK Partners LP	6.650%	10/1/36	950	1,199
ONEOK Partners LP	6.850%	10/15/37	185	238
ONEOK Partners LP	6.125%	2/1/41	495	590
ONEOK Partners LP	6.200%	9/15/43	350	425
Petro-Canada	7.875%	6/15/26	270	370
Petro-Canada	7.000%	11/15/28	145	192
Petro-Canada	5.350%	7/15/33	345	399
Petro-Canada	5.950%	5/15/35	795	961
Petro-Canada	6.800%	5/15/38	1,360	1,834
Phillips 66	5.875%	5/1/42	1,426	1,752
Pioneer Natural Resources Co.	7.200%	1/15/28	275	358
Plains All American Pipeline LP /
PAA Finance Corp.	6.700%	5/15/36	65	83
Plains All American Pipeline LP /
PAA Finance Corp.	6.650%	1/15/37	460	592

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP /
PAA Finance Corp.	5.150%	6/1/42	745	815
Plains All American Pipeline LP /
PAA Finance Corp.	4.300%	1/31/43	575	559
Plains All American Pipeline LP /
PAA Finance Corp.	4.700%	6/15/44	575	593
Pride International Inc.	7.875%	8/15/40	485	715
Rowan Cos. Inc.	5.400%	12/1/42	300	300
Rowan Cos. Inc.	5.850%	1/15/44	600	635
Shell International Finance BV	6.375%	12/15/38	2,995	4,049
Shell International Finance BV	5.500%	3/25/40	895	1,104
Shell International Finance BV	3.625%	8/21/42	200	189
Shell International Finance BV	4.550%	8/12/43	1,700	1,870
Southern Natural Gas Co. LLC	8.000%	3/1/32	270	359
Spectra Energy Capital LLC	7.500%	9/15/38	60	79
Spectra Energy Partners LP	5.950%	9/25/43	200	243
Suncor Energy Inc.	7.150%	2/1/32	515	711
Suncor Energy Inc.	5.950%	12/1/34	525	640
Suncor Energy Inc.	6.500%	6/15/38	1,190	1,541
Suncor Energy Inc.	6.850%	6/1/39	720	964
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	600	604
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	750	795
Talisman Energy Inc.	7.250%	10/15/27	235	299
Talisman Energy Inc.	5.850%	2/1/37	820	929
Talisman Energy Inc.	6.250%	2/1/38	900	1,061
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	210	265
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	65	84
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	235	316
Texas Eastern Transmission LP	7.000%	7/15/32	405	539
Tosco Corp.	8.125%	2/15/30	620	929
TransCanada PipeLines Ltd.	4.625%	3/1/34	1,500	1,615
TransCanada PipeLines Ltd.	5.600%	3/31/34	910	1,083
TransCanada PipeLines Ltd.	5.850%	3/15/36	485	596
TransCanada PipeLines Ltd.	6.200%	10/15/37	915	1,182
TransCanada PipeLines Ltd.	7.250%	8/15/38	505	718
TransCanada PipeLines Ltd.	7.625%	1/15/39	562	835
TransCanada PipeLines Ltd.	6.100%	6/1/40	1,145	1,459
TransCanada PipeLines Ltd.	5.000%	10/16/43	475	535
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	300	340
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	485	480
Transocean Inc.	7.500%	4/15/31	925	1,094
Transocean Inc.	6.800%	3/15/38	785	853
Transocean Inc.	7.350%	12/15/41	405	485
Valero Energy Corp.	7.500%	4/15/32	959	1,272
Valero Energy Corp.	6.625%	6/15/37	890	1,122
Valero Energy Corp.	10.500%	3/15/39	440	747
Weatherford International LLC	6.800%	6/15/37	310	385
Weatherford International Ltd.	6.500%	8/1/36	1,055	1,273
Weatherford International Ltd.	7.000%	3/15/38	548	697
Weatherford International Ltd.	9.875%	3/1/39	355	562
Weatherford International Ltd.	6.750%	9/15/40	345	431
Weatherford International Ltd.	5.950%	4/15/42	530	614
Western Gas Partners LP	5.450%	4/1/44	425	478
Williams Cos. Inc.	7.500%	1/15/31	287	342
Williams Cos. Inc.	8.750%	3/15/32	576	748

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Williams Cos. Inc.	5.750%	6/24/44	700	711
Williams Partners LP	3.900%	1/15/25	740	748
Williams Partners LP	6.300%	4/15/40	705	853
Williams Partners LP	5.800%	11/15/43	625	720
Williams Partners LP	5.400%	3/4/44	350	383
Williams Partners LP	4.900%	1/15/45	600	611
XTO Energy Inc.	6.750%	8/1/37	105	154

Other Industrial (0.3%)
California Institute of Technology GO	4.700%	11/1/11	310	318
1 Johns Hopkins University Maryland GO	4.083%	7/1/53	325	330
Massachusetts Institute of Technology GO	5.600%	7/1/11	555	733
Massachusetts Institute of Technology GO	4.678%	7/1/14	650	726
1 Northwestern University Illinois GO	4.643%	12/1/44	400	444
President & Fellows of Harvard College
Massachusetts GO	3.619%	10/1/37	700	684
University of Pennsylvania GO	4.674%	9/1/12	275	287

Technology (3.4%)
Apple Inc.	3.850%	5/4/43	2,500	2,374
Apple Inc.	4.450%	5/6/44	1,350	1,423
Applied Materials Inc.	5.850%	6/15/41	900	1,104
Broadcom Corp.	4.500%	8/1/34	250	260
Cisco Systems Inc.	5.900%	2/15/39	2,310	2,889
Cisco Systems Inc.	5.500%	1/15/40	1,925	2,306
Corning Inc.	7.250%	8/15/36	35	45
Corning Inc.	4.700%	3/15/37	400	429
Corning Inc.	5.750%	8/15/40	440	537
Corning Inc.	4.750%	3/15/42	1,280	1,400
Harris Corp.	6.150%	12/15/40	400	489
Hewlett-Packard Co.	6.000%	9/15/41	1,585	1,876
HP Enterprise Services LLC	7.450%	10/15/29	260	326
Intel Corp.	4.000%	12/15/32	545	549
Intel Corp.	4.800%	10/1/41	1,430	1,553
Intel Corp.	4.250%	12/15/42	700	702
International Business Machines Corp.	7.000%	10/30/25	660	886
International Business Machines Corp.	6.220%	8/1/27	670	859
International Business Machines Corp.	6.500%	1/15/28	225	296
International Business Machines Corp.	5.875%	11/29/32	455	580
International Business Machines Corp.	5.600%	11/30/39	740	911
International Business Machines Corp.	4.000%	6/20/42	1,609	1,585
Juniper Networks Inc.	5.950%	3/15/41	320	362
Leidos Holdings Inc.	5.950%	12/1/40	186	195
Leidos Inc.	5.500%	7/1/33	465	446
Microsoft Corp.	5.200%	6/1/39	1,055	1,234
Microsoft Corp.	4.500%	10/1/40	600	643
Microsoft Corp.	5.300%	2/8/41	1,145	1,361
Microsoft Corp.	3.500%	11/15/42	1,130	1,036
Microsoft Corp.	3.750%	5/1/43	225	215
Microsoft Corp.	4.875%	12/15/43	250	283
Motorola Solutions Inc.	7.500%	5/15/25	196	252
Oracle Corp.	4.300%	7/8/34	1,850	1,933
Oracle Corp.	6.500%	4/15/38	1,220	1,615
Oracle Corp.	6.125%	7/8/39	940	1,205
Oracle Corp.	5.375%	7/15/40	2,241	2,637

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Oracle Corp.	4.500%	7/8/44	1,200	1,271
2	Seagate HDD Cayman	4.750%	1/1/25	1,125	1,139
	Tyco Electronics Group SA	7.125%	10/1/37	370	502
	Xerox Corp.	6.750%	12/15/39	310	386

	Transportation (3.5%)
1	American Airlines 2013-1 Class A Pass
	Through Trust	4.000%	1/15/27	650	664
1	BNSF Funding Trust I	6.613%	12/15/55	620	689
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	400	404
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	85	111
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	50	71
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	320	411
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	675	864
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	1,160	1,409
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	605	673
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	920	1,075
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	200	220
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,050	1,061
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	550	557
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	510	523
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	200	225
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	900	982
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	675	701
	Canadian National Railway Co.	6.900%	7/15/28	460	626
	Canadian National Railway Co.	6.250%	8/1/34	495	648
	Canadian National Railway Co.	6.200%	6/1/36	505	665
	Canadian National Railway Co.	6.375%	11/15/37	430	586
	Canadian National Railway Co.	3.500%	11/15/42	500	465
	Canadian Pacific Railway Co.	7.125%	10/15/31	425	581
	Canadian Pacific Railway Co.	5.950%	5/15/37	695	888
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	400	503
	Con-way Inc.	6.700%	5/1/34	355	402
1	Continental Airlines 2012-2 Class A Pass
	Through Trust	4.000%	4/29/26	850	870
	CSX Corp.	6.000%	10/1/36	671	833
	CSX Corp.	6.150%	5/1/37	610	768
	CSX Corp.	6.220%	4/30/40	415	535
	CSX Corp.	5.500%	4/15/41	456	538
	CSX Corp.	4.750%	5/30/42	390	419
	CSX Corp.	4.400%	3/1/43	500	510
	CSX Corp.	4.100%	3/15/44	950	927
	CSX Corp.	4.500%	8/1/54	475	480
	FedEx Corp.	4.900%	1/15/34	475	526
	FedEx Corp.	3.875%	8/1/42	421	393
	FedEx Corp.	4.100%	4/15/43	360	345
	FedEx Corp.	5.100%	1/15/44	650	726
1	Hawaiian Airlines 2013-1 Class A Pass
	Through Certificates	3.900%	1/15/26	625	626
	Kansas City Southern Railway Co.	4.300%	5/15/43	475	472
	Norfolk Southern Corp.	5.590%	5/17/25	424	501
	Norfolk Southern Corp.	7.800%	5/15/27	350	485
	Norfolk Southern Corp.	7.250%	2/15/31	230	319
	Norfolk Southern Corp.	7.050%	5/1/37	300	421
	Norfolk Southern Corp.	4.837%	10/1/41	903	991

174

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Norfolk Southern Corp.	3.950%	10/1/42	380	368
Norfolk Southern Corp.	4.800%	8/15/43	225	247
Norfolk Southern Corp.	7.900%	5/15/97	350	557
Norfolk Southern Corp.	6.000%	3/15/05	502	624
Norfolk Southern Corp.	6.000%	5/23/11	450	560
Union Pacific Corp.	3.250%	1/15/25	100	101
Union Pacific Corp.	6.625%	2/1/29	610	812
Union Pacific Corp.	4.750%	9/15/41	450	501
Union Pacific Corp.	4.300%	6/15/42	255	264
Union Pacific Corp.	4.250%	4/15/43	425	436
Union Pacific Corp.	4.750%	12/15/43	820	906
Union Pacific Corp.	4.821%	2/1/44	392	436
Union Pacific Corp.	4.850%	6/15/44	350	394
Union Pacific Corp.	4.150%	1/15/45	200	202
1 United Airlines 2014-2 Class A Pass Through Trust	3.750%	9/3/26	450	451
1 United Airlines Pass Through Trust Series 2013-1	4.300%	2/15/27	950	994
1 United Airlines Pass Through Trust Series 2014-1	4.000%	10/11/27	675	692
United Parcel Service Inc.	6.200%	1/15/38	1,475	1,959
United Parcel Service Inc.	4.875%	11/15/40	720	832
United Parcel Service Inc.	3.625%	10/1/42	175	165
United Parcel Service of America Inc.	8.375%	4/1/30	225	337
1 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	371	418
1 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	450	460
1 US Airways Inc. 2012-2 Class A Pass
Through Trust	4.625%	12/3/26	311	329
				775,805
Utilities (13.0%)
Electric (12.2%)
AEP Texas Central Co.	6.650%	2/15/33	630	837
Alabama Power Co.	5.650%	3/15/35	525	538
Alabama Power Co.	6.000%	3/1/39	445	584
Alabama Power Co.	5.500%	3/15/41	720	901
Alabama Power Co.	5.200%	6/1/41	405	483
Alabama Power Co.	4.100%	1/15/42	215	220
Alabama Power Co.	3.850%	12/1/42	500	493
Ameren Illinois Co.	4.800%	12/15/43	225	251
Ameren Illinois Co.	4.300%	7/1/44	375	388
Appalachian Power Co.	5.800%	10/1/35	450	550
Appalachian Power Co.	6.375%	4/1/36	585	759
Appalachian Power Co.	6.700%	8/15/37	500	669
Appalachian Power Co.	7.000%	4/1/38	415	575
Arizona Public Service Co.	5.500%	9/1/35	300	365
Arizona Public Service Co.	5.050%	9/1/41	485	563
Arizona Public Service Co.	4.500%	4/1/42	593	635
Baltimore Gas & Electric Co.	6.350%	10/1/36	320	423
Berkshire Hathaway Energy Co.	8.480%	9/15/28	483	715
Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,710	2,173
Berkshire Hathaway Energy Co.	5.950%	5/15/37	941	1,175
Berkshire Hathaway Energy Co.	6.500%	9/15/37	885	1,169
Berkshire Hathaway Energy Co.	5.150%	11/15/43	320	373
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	30	42
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	975	915
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	575	623
Cleco Power LLC	6.500%	12/1/35	330	421
Cleco Power LLC	6.000%	12/1/40	235	285

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
CMS Energy Corp.	4.700%	3/31/43	375	395
CMS Energy Corp.	4.875%	3/1/44	250	270
Commonwealth Edison Co.	5.875%	2/1/33	185	231
Commonwealth Edison Co.	5.900%	3/15/36	585	738
Commonwealth Edison Co.	6.450%	1/15/38	26	36
Commonwealth Edison Co.	3.800%	10/1/42	620	599
Commonwealth Edison Co.	4.700%	1/15/44	775	872
Connecticut Light & Power Co.	6.350%	6/1/36	351	475
Connecticut Light & Power Co.	4.300%	4/15/44	100	105
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	590	690
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	370	457
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	741	961
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	480	595
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	725	944
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	325	445
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	780	938
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	335	414
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	1,175	1,236
Consumers Energy Co.	3.950%	5/15/43	500	503
Consumers Energy Co.	4.350%	8/31/64	225	230
Delmarva Power & Light Co.	4.000%	6/1/42	660	661
Dominion Resources Inc.	6.300%	3/15/33	640	809
Dominion Resources Inc.	5.250%	8/1/33	248	285
Dominion Resources Inc.	5.950%	6/15/35	285	353
Dominion Resources Inc.	7.000%	6/15/38	755	1,042
Dominion Resources Inc.	4.900%	8/1/41	450	492
DTE Electric Co.	3.375%	3/1/25	525	538
DTE Electric Co.	6.625%	6/1/36	100	139
DTE Electric Co.	3.950%	6/15/42	550	547
DTE Electric Co.	4.000%	4/1/43	300	301
DTE Electric Co.	4.300%	7/1/44	225	236
DTE Energy Co.	6.375%	4/15/33	345	444
Duke Energy Carolinas LLC	6.000%	12/1/28	550	687
Duke Energy Carolinas LLC	6.450%	10/15/32	450	594
Duke Energy Carolinas LLC	6.100%	6/1/37	175	222
Duke Energy Carolinas LLC	6.000%	1/15/38	780	1,012
Duke Energy Carolinas LLC	6.050%	4/15/38	495	645
Duke Energy Carolinas LLC	5.300%	2/15/40	660	796
Duke Energy Carolinas LLC	4.250%	12/15/41	440	458
Duke Energy Carolinas LLC	4.000%	9/30/42	435	436
Duke Energy Florida Inc.	6.350%	9/15/37	295	402
Duke Energy Florida Inc.	6.400%	6/15/38	690	942
Duke Energy Florida Inc.	5.650%	4/1/40	445	562
Duke Energy Florida Inc.	3.850%	11/15/42	730	726
Duke Energy Indiana Inc.	6.120%	10/15/35	448	570
Duke Energy Indiana Inc.	6.350%	8/15/38	480	656
Duke Energy Indiana Inc.	6.450%	4/1/39	450	616
Duke Energy Indiana Inc.	4.200%	3/15/42	450	461
Duke Energy Indiana Inc.	4.900%	7/15/43	600	689
Duke Energy Progress Inc.	4.100%	5/15/42	545	555
Duke Energy Progress Inc.	4.100%	3/15/43	700	719
El Paso Electric Co.	6.000%	5/15/35	55	67
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	535	638
Entergy Louisiana LLC	5.400%	11/1/24	390	461
Entergy Louisiana LLC	4.440%	1/15/26	110	121

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Exelon Corp.	5.625%	6/15/35	550	636
Exelon Generation Co. LLC	6.250%	10/1/39	1,140	1,357
Exelon Generation Co. LLC	5.750%	10/1/41	345	390
Exelon Generation Co. LLC	5.600%	6/15/42	888	981
FirstEnergy Solutions Corp.	6.800%	8/15/39	295	328
Florida Power & Light Co.	5.625%	4/1/34	500	620
Florida Power & Light Co.	4.950%	6/1/35	465	542
Florida Power & Light Co.	5.650%	2/1/37	625	793
Florida Power & Light Co.	5.850%	5/1/37	345	444
Florida Power & Light Co.	5.950%	2/1/38	710	925
Florida Power & Light Co.	5.960%	4/1/39	760	1,009
Florida Power & Light Co.	5.690%	3/1/40	555	705
Florida Power & Light Co.	5.250%	2/1/41	885	1,076
Florida Power & Light Co.	4.125%	2/1/42	405	417
Florida Power & Light Co.	4.050%	6/1/42	445	450
Florida Power & Light Co.	3.800%	12/15/42	425	416
Georgia Power Co.	5.650%	3/1/37	545	661
Georgia Power Co.	5.950%	2/1/39	365	460
Georgia Power Co.	5.400%	6/1/40	175	209
Georgia Power Co.	4.750%	9/1/40	230	254
Georgia Power Co.	4.300%	3/15/42	1,080	1,115
Indiana Michigan Power Co.	6.050%	3/15/37	330	413
Interstate Power & Light Co.	6.250%	7/15/39	700	932
ITC Holdings Corp.	5.300%	7/1/43	200	231
Jersey Central Power & Light Co.	6.150%	6/1/37	325	387
1 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	705	779
Kansas City Power & Light Co.	6.050%	11/15/35	30	37
Kansas City Power & Light Co.	5.300%	10/1/41	335	386
Kentucky Utilities Co.	5.125%	11/1/40	1,035	1,227
Louisville Gas & Electric Co.	5.125%	11/15/40	545	645
Louisville Gas & Electric Co.	4.650%	11/15/43	425	473
MidAmerican Energy Co.	6.750%	12/30/31	350	480
MidAmerican Energy Co.	5.750%	11/1/35	430	545
MidAmerican Energy Co.	5.800%	10/15/36	815	1,046
Midamerican Funding LLC	6.927%	3/1/29	350	460
Mississippi Power Co.	4.250%	3/15/42	590	596
2 National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	500	521
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	311	324
Nevada Power Co.	6.650%	4/1/36	350	476
Nevada Power Co.	6.750%	7/1/37	390	544
Nevada Power Co.	5.375%	9/15/40	175	212
Nevada Power Co.	5.450%	5/15/41	491	596
Northern States Power Co.	6.250%	6/1/36	400	542
Northern States Power Co.	6.200%	7/1/37	36	49
Northern States Power Co.	5.350%	11/1/39	175	213
Northern States Power Co.	4.850%	8/15/40	270	312
Northern States Power Co.	3.400%	8/15/42	450	411
Northern States Power Co.	4.125%	5/15/44	750	782
NSTAR Electric Co.	5.500%	3/15/40	640	807
NSTAR Electric Co.	4.400%	3/1/44	125	134
Oglethorpe Power Corp.	5.950%	11/1/39	280	353
Oglethorpe Power Corp.	5.375%	11/1/40	445	518
Oglethorpe Power Corp.	4.550%	6/1/44	450	465
Ohio Edison Co.	6.875%	7/15/36	280	372
Ohio Power Co.	6.600%	2/15/33	70	92

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Power Co.	5.850%	10/1/35	301	376
Oklahoma Gas & Electric Co.	5.850%	6/1/40	320	414
Oklahoma Gas & Electric Co.	5.250%	5/15/41	30	36
Oklahoma Gas & Electric Co.	3.900%	5/1/43	275	265
Oklahoma Gas & Electric Co.	4.550%	3/15/44	275	298
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	575	811
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	40	58
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	120	179
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	445	538
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	645	712
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	360	435
Pacific Gas & Electric Co.	6.050%	3/1/34	3,270	4,104
Pacific Gas & Electric Co.	5.800%	3/1/37	795	973
Pacific Gas & Electric Co.	6.250%	3/1/39	595	779
Pacific Gas & Electric Co.	5.400%	1/15/40	1,025	1,205
Pacific Gas & Electric Co.	4.500%	12/15/41	780	815
Pacific Gas & Electric Co.	4.450%	4/15/42	1,270	1,319
Pacific Gas & Electric Co.	4.600%	6/15/43	600	640
Pacific Gas & Electric Co.	4.750%	2/15/44	350	378
PacifiCorp	7.700%	11/15/31	120	178
PacifiCorp	5.250%	6/15/35	45	54
PacifiCorp	6.100%	8/1/36	785	1,038
PacifiCorp	5.750%	4/1/37	535	680
PacifiCorp	6.250%	10/15/37	425	566
PacifiCorp	6.000%	1/15/39	530	693
PacifiCorp	4.100%	2/1/42	485	499
Peco Energy Co.	5.950%	10/1/36	520	680
Pennsylvania Electric Co.	6.150%	10/1/38	405	491
Potomac Electric Power Co.	6.500%	11/15/37	420	570
Potomac Electric Power Co.	7.900%	12/15/38	45	71
PPL Capital Funding Inc.	5.000%	3/15/44	600	660
PPL Electric Utilities Corp.	6.250%	5/15/39	245	329
PPL Electric Utilities Corp.	5.200%	7/15/41	240	291
PPL Electric Utilities Corp.	4.750%	7/15/43	125	141
PPL Electric Utilities Corp.	4.125%	6/15/44	500	516
Progress Energy Inc.	7.750%	3/1/31	760	1,097
Progress Energy Inc.	7.000%	10/30/31	745	1,005
Progress Energy Inc.	6.000%	12/1/39	495	631
PSEG Power LLC	8.625%	4/15/31	475	695
Public Service Co. of Colorado	6.250%	9/1/37	320	432
Public Service Co. of Colorado	4.750%	8/15/41	455	511
Public Service Co. of Colorado	3.600%	9/15/42	325	310
Public Service Co. of Colorado	3.950%	3/15/43	375	379
Public Service Co. of Colorado	4.300%	3/15/44	500	528
Public Service Co. of Oklahoma	6.625%	11/15/37	25	33
Public Service Electric & Gas Co.	5.700%	12/1/36	750	960
Public Service Electric & Gas Co.	5.800%	5/1/37	305	389
Public Service Electric & Gas Co.	5.375%	11/1/39	455	557
Public Service Electric & Gas Co.	3.950%	5/1/42	475	479
Public Service Electric & Gas Co.	3.650%	9/1/42	425	405
Public Service Electric & Gas Co.	4.000%	6/1/44	800	804
Puget Sound Energy Inc.	7.020%	12/1/27	725	981
Puget Sound Energy Inc.	5.483%	6/1/35	50	61
Puget Sound Energy Inc.	6.274%	3/15/37	760	1,015
Puget Sound Energy Inc.	5.757%	10/1/39	370	464

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Puget Sound Energy Inc.	5.795%	3/15/40	340	433
Puget Sound Energy Inc.	5.764%	7/15/40	40	51
Puget Sound Energy Inc.	5.638%	4/15/41	265	333
Puget Sound Energy Inc.	4.434%	11/15/41	485	526
San Diego Gas & Electric Co.	6.000%	6/1/26	370	464
San Diego Gas & Electric Co.	5.350%	5/15/35	540	657
San Diego Gas & Electric Co.	6.125%	9/15/37	385	517
San Diego Gas & Electric Co.	6.000%	6/1/39	505	669
San Diego Gas & Electric Co.	5.350%	5/15/40	20	25
San Diego Gas & Electric Co.	4.500%	8/15/40	415	451
San Diego Gas & Electric Co.	3.950%	11/15/41	130	131
San Diego Gas & Electric Co.	4.300%	4/1/42	60	64
Scottish Power Ltd.	5.810%	3/15/25	600	700
South Carolina Electric & Gas Co.	6.625%	2/1/32	450	617
South Carolina Electric & Gas Co.	5.300%	5/15/33	30	36
South Carolina Electric & Gas Co.	6.050%	1/15/38	915	1,173
South Carolina Electric & Gas Co.	5.450%	2/1/41	685	833
South Carolina Electric & Gas Co.	4.350%	2/1/42	355	370
South Carolina Electric & Gas Co.	4.600%	6/15/43	475	516
South Carolina Electric & Gas Co.	4.500%	6/1/64	275	286
Southern California Edison Co.	6.000%	1/15/34	405	524
Southern California Edison Co.	5.750%	4/1/35	826	1,053
Southern California Edison Co.	5.350%	7/15/35	520	629
Southern California Edison Co.	5.550%	1/15/36	620	764
Southern California Edison Co.	5.625%	2/1/36	425	531
Southern California Edison Co.	5.550%	1/15/37	520	649
Southern California Edison Co.	5.950%	2/1/38	655	845
Southern California Edison Co.	6.050%	3/15/39	875	1,147
Southern California Edison Co.	4.500%	9/1/40	770	839
Southern California Edison Co.	3.900%	12/1/41	545	544
Southern California Edison Co.	4.050%	3/15/42	150	151
Southern California Edison Co.	3.900%	3/15/43	125	124
Southern California Edison Co.	4.650%	10/1/43	575	642
Southern Power Co.	5.150%	9/15/41	640	732
Southern Power Co.	5.250%	7/15/43	350	403
Southwestern Electric Power Co.	6.200%	3/15/40	360	471
Southwestern Public Service Co.	4.500%	8/15/41	400	440
Tampa Electric Co.	6.550%	5/15/36	255	347
Tampa Electric Co.	6.150%	5/15/37	340	440
Tampa Electric Co.	4.100%	6/15/42	480	485
Toledo Edison Co.	6.150%	5/15/37	320	397
TransAlta Corp.	6.500%	3/15/40	375	400
Union Electric Co.	8.450%	3/15/39	500	843
Union Electric Co.	3.900%	9/15/42	455	446
Virginia Electric & Power Co.	6.000%	1/15/36	485	627
Virginia Electric & Power Co.	6.000%	5/15/37	300	387
Virginia Electric & Power Co.	6.350%	11/30/37	452	612
Virginia Electric & Power Co.	8.875%	11/15/38	570	972
Virginia Electric & Power Co.	4.000%	1/15/43	485	486
Virginia Electric & Power Co.	4.650%	8/15/43	750	827
Virginia Electric and Power Co.	4.450%	2/15/44	400	432
Westar Energy Inc.	4.125%	3/1/42	490	501
Westar Energy Inc.	4.100%	4/1/43	250	253
Westar Energy Inc.	4.625%	9/1/43	850	950
Wisconsin Electric Power Co.	5.625%	5/15/33	455	568

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wisconsin Electric Power Co.	5.700%	12/1/36	190	242
Wisconsin Electric Power Co.	4.250%	6/1/44	350	372
Wisconsin Power & Light Co.	6.375%	8/15/37	349	478
Wisconsin Public Service Corp.	3.671%	12/1/42	400	383
Wisconsin Public Service Corp.	4.752%	11/1/44	250	286
Xcel Energy Inc.	6.500%	7/1/36	330	440
Xcel Energy Inc.	4.800%	9/15/41	325	363

Natural Gas (0.6%)
AGL Capital Corp.	6.000%	10/1/34	215	272
AGL Capital Corp.	5.875%	3/15/41	780	983
AGL Capital Corp.	4.400%	6/1/43	660	685
Atmos Energy Corp.	5.500%	6/15/41	550	685
Atmos Energy Corp.	4.150%	1/15/43	350	361
KeySpan Corp.	8.000%	11/15/30	480	676
KeySpan Corp.	5.803%	4/1/35	65	78
Laclede Group Inc.	4.700%	8/15/44	275	283
2 ONE Gas Inc.	4.658%	2/1/44	450	503
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	325	357
Sempra Energy	6.000%	10/15/39	890	1,130
Southern California Gas Co.	5.750%	11/15/35	325	415
Southern California Gas Co.	3.750%	9/15/42	475	460
Southern California Gas Co.	4.450%	3/15/44	225	244

Other Utility (0.2%)
American Water Capital Corp.	3.400%	3/1/25	250	253
American Water Capital Corp.	6.593%	10/15/37	855	1,160
American Water Capital Corp.	4.300%	12/1/42	325	332
United Utilities plc	6.875%	8/15/28	445	540
Veolia Environnement SA	6.750%	6/1/38	275	341
				152,452
Total Corporate Bonds (Cost $1,092,629)				1,145,833
Taxable Municipal Bonds (0.2%)
George Washington University District of
Columbia GO	4.300%	9/15/44	225	232
New York University Hospitals Center GO	4.428%	7/1/42	350	346
New York University Hospitals Center Revenue	5.750%	7/1/43	350	419
President & Fellows of Harvard College
Massachusetts GO	6.300%	10/1/37	65	71
President & Fellows of Harvard College
Massachusetts GO	4.875%	10/15/40	275	324
Princeton University New Jersey GO	5.700%	3/1/39	360	471
Tufts University Massachusetts GO	5.017%	4/15/12	225	240
University of Southern California GO	5.250%	10/1/11	265	338
Total Taxable Municipal Bonds (Cost $2,310)				2,441

			Shares
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
4 Vanguard Market Liquidity Fund (Cost $2,905)	0.113%		2,905,000	2,905
Total Investments (99.0%) (Cost $1,105,945)				1,159,301

Long-Term Corporate Bond Index Fund

Market
Value•
($000)
Other Assets and Liabilities (1.0%)
Other Assets	16,771
Liabilities	(4,541)
12,230
Net Assets (100%)	1,171,531

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,125,206
Undistributed Net Investment Income	3,177
Accumulated Net Realized Losses	(10,199)
Unrealized Appreciation (Depreciation)
Investment Securities	53,356
Futures Contracts	(9)
Net Assets	1,171,531

Admiral Shares—Net Assets
Applicable to 1,779,179 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	43,962
Net Asset Value Per Share—Admiral Shares	$24.71

Institutional Shares—Net Assets
Applicable to 8,147,874 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	249,961
Net Asset Value Per Share—Institutional Shares	$30.68

ETF Shares—Net Assets
Applicable to 9,500,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	877,608
Net Asset Value Per Share—ETF Shares	$92.38

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate value of these securities was $15,884,000, representing 1.4% of net assets.
3 Securities with a value of $125,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest[1]	44,475
Total Income	44,475
Expenses
The Vanguard Group—Note B
Investment Advisory Services	24
Management and Administrative—Admiral Shares	22
Management and Administrative—Institutional Shares	120
Management and Administrative—ETF Shares	526
Marketing and Distribution—Admiral Shares	5
Marketing and Distribution—Institutional Shares	52
Marketing and Distribution—ETF Shares	164
Custodian Fees	23
Auditing Fees	46
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	74
Trustees’ Fees and Expenses	1
Total Expenses	1,059
Net Investment Income	43,416
Realized Net Gain (Loss)
Investment Securities Sold	(8,571)
Futures Contracts	(300)
Realized Net Gain (Loss)	(8,871)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	118,107
Futures Contracts	(9)
Change in Unrealized Appreciation (Depreciation)	118,098
Net Increase (Decrease) in Net Assets Resulting from Operations	152,643
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,416	53,884
Realized Net Gain (Loss)	(8,871)	26,186
Change in Unrealized Appreciation (Depreciation)	118,098	(148,414)
Net Increase (Decrease) in Net Assets Resulting from Operations	152,643	(68,344)
Distributions
Net Investment Income
Admiral Shares[1]	(1,332)	(769)
Institutional Shares	(9,963)	(9,371)
ETF Shares	(28,936)	(43,744)
Realized Capital Gain [2]
Admiral Shares[1]	—	(38)
Institutional Shares	—	(527)
ETF Shares	—	(2,822)
Total Distributions	(40,231)	(57,271)
Capital Share Transactions
Admiral Shares[1]	22,307	5,594
Institutional Shares	19,116	67,132
ETF Shares	169,519	(309,830)
Net Increase (Decrease) from Capital Share Transactions	210,942	(237,104)
Total Increase (Decrease)	323,354	(362,719)
Net Assets
Beginning of Period	848,177	1,210,896
End of Period[3]	1,171,531	848,177

1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s distributions and capital share transactions are for the Signal Class.
2 Includes fiscal 2013 short-term gain distributions totaling $2,936,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,177,000 and ($8,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares
					Jan. 19,
					2010[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.04	$24.74	$21.69	$22.00	$20.12
Investment Operations
Net Investment Income	1.066	1.078	1.068	1.100	.680
Net Realized and Unrealized Gain (Loss)
on Investments [2]	2.669	(2.640)	3.051	(.246)	1.936
Total from Investment Operations	3.735	(1.562)	4.119	.854	2.616
Distributions
Dividends from Net Investment Income	(1.065)	(1.078)	(1.069)	(1.100)	(.736)
Distributions from Realized Capital Gains	—	(.060)	—	(.064)	—
Total Distributions	(1.065)	(1.138)	(1.069)	(1.164)	(.736)
Net Asset Value, End of Period	$24.71	$22.04	$24.74	$21.69	$22.00

Total Return[3]	17.37%	-6.57%	19.43%	4.21%	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$44	$18	$15	$9	$4
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.15%[4]
Ratio of Net Investment Income to
Average Net Assets	4.63%	4.47%	4.73%	5.36%	5.65%[4]
Portfolio Turnover Rate [5]	54%	57%	71%	110%	41%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal Class.
1 Inception.
2 Includes increases from purchase fees of $.01, $.01, $.01, $.04, and $.03.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
					Nov. 19,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.37	$30.71	$26.93	$27.32	$24.89
Investment Operations
Net Investment Income	1.331	1.347	1.337	1.377	1.090
Net Realized and Unrealized Gain (Loss)
on Investments [2]	3.308	(3.265)	3.780	(.308)	2.428
Total from Investment Operations	4.639	(1.918)	5.117	1.069	3.518
Distributions
Dividends from Net Investment Income	(1.329)	(1.347)	(1.337)	(1.379)	(1.088)
Distributions from Realized Capital Gains	—	(.075)	—	(.080)	—
Total Distributions	(1.329)	(1.422)	(1.337)	(1.459)	(1.088)
Net Asset Value, End of Period	$30.68	$27.37	$30.71	$26.93	$27.32

Total Return[3]	17.38%	-6.50%	19.44%	4.25%	14.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$250	$206	$164	$15	$7
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%	0.09%[4]
Ratio of Net Investment Income to
Average Net Assets	4.66%	4.50%	4.76%	5.41%	5.71%[4]
Portfolio Turnover Rate [5]	54%	57%	71%	110%	41%

1 Inception.
2 Includes increases from purchase fees of $.02, $.01, $.00, $.04, and $.03.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
					Nov. 19,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$82.11	$92.15	$80.80	$81.96	$74.67
Investment Operations
Net Investment Income	3.964	4.018	3.980	4.091	3.236
Net Realized and Unrealized Gain (Loss)
on Investments [2]	9.937	(9.816)	11.351	(.917)	7.286
Total from Investment Operations	13.901	(5.798)	15.331	3.174	10.522
Distributions
Dividends from Net Investment Income	(3.631)	(4.018)	(3.981)	(4.095)	(3.232)
Distributions from Realized Capital Gains	—	(.224)	—	(.239)	—
Total Distributions	(3.631)	(4.242)	(3.981)	(4.334)	(3.232)
Net Asset Value, End of Period	$92.38	$82.11	$92.15	$80.80	$81.96

Total Return	17.35%	-6.55%	19.40%	4.19%	14.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$878	$624	$1,032	$275	$66
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	4.63%	4.47%	4.73%	5.36%	5.65%[3]
Portfolio Turnover Rate [4]	54%	57%	71%	110%	41%
1 Inception.
2 Includes increases from purchase fees of $.05, $.07, $.02, $.07, and $.10.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Admiral Shares, Institutional Shares, and ETF Shares. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Effective in October 2013, Signal Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Long-Term Corporate Bond Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $112,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Long-Term Corporate Bond Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:
	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,122	—
Corporate Bonds	—	1,145,833	—
Taxable Municipal Bonds	—	2,441	—
Temporary Cash Investments	2,905	—	—
Futures Contracts—Assets[1]	8	—	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	2,910	1,156,396	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra Long U.S. Treasury Bond	December 2014	(10)	(1,555)	(9)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $1,149,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had available capital losses totaling $9,634,000 that may be carried forward indefinitely to offset future capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $1,106,519,000. Net unrealized appreciation of investment securities for tax purposes was $52,782,000, consisting of unrealized gains of $56,818,000 on securities that had risen in value since their purchase and $4,036,000 in unrealized losses on securities that had fallen in value since their purchase.

Long-Term Corporate Bond Index Fund

F. During the year ended August 31, 2014, the fund purchased $586,331,000 of investment securities and sold $385,586,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $283,519,000 and $277,658,000, respectively. Total purchases and sales include $314,642,000 and $166,141,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares[1]
Issued [2]	35,859	1,523	5,284	219
Issued in Lieu of Cash Distributions	1,164	49	805	34
Redeemed	(14,716)	(619)	(495)	(21)
Net Increase (Decrease)—Admiral Shares	22,307	953	5,594	232
Institutional Shares
Issued [2]	30,914	1,045	59,510	1,928
Issued in Lieu of Cash Distributions	9,963	345	9,898	335
Redeemed	(21,761)	(769)	(2,276)	(79)
Net Increase (Decrease) —Institutional Shares	19,116	621	67,132	2,184
ETF Shares
Issued [2]	348,514	4,000	309,262	3,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(178,995)	(2,100)	(619,092)	(7,000)
Net Increase (Decrease) —ETF Shares	169,519	1,900	(309,830)	(3,600)
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s capital share transactions are for the Signal class.
2 Includes purchase fees for fiscal 2014 and 2013 of $672,000 and $647,000, respectively (fund totals).

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Mortgage-Backed Securities Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Admiral	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VMBSX	VMBIX	VMBS
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	1.40%	1.43%	1.40%

Financial Attributes

		Barclays
		MBS	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	437[2]	432	8,876
Yield to Maturity
(before expenses)	2.7%	2.7%	2.1%
Average Coupon	4.0%	4.0%	3.3%
Average Duration	4.4 years	4.6 years	5.6 years
Average Effective
Maturity	6.5 years	6.6 years	7.7 years
Short-Term
Reserves	0.9%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	MBS	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.78
Beta	1.06	0.71
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.7%
1 - 3 Years	2.7
3 - 5 Years	18.8
5 - 10 Years	76.8

Distribution by Credit Quality (% of portfolio)

U.S. Government	98.2%
Aaa	1.8
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Below 5%	91.6%
5% - 6%	7.4
Above 6%	1.0

1 The expense ratios shown are from the prospectus dated December 20, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.12% for Admiral Shares, 0.09% for Institutional Shares (annualized), and 0.12% for ETF Shares.
2 Issues are mortgage pools grouped by coupon.

Mortgage-Backed Securities Index Fund

Investment Focus

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Mortgage-Backed Securities Index
	Fund ETF Shares Net Asset Value	5.21%	3.31%	$11,682
	Mortgage-Backed Securities Index
	Fund ETF Shares Market Price	5.37	3.31	11,684
	Barclays U.S. MBS Float Adjusted
••••••••	Index	5.15	3.33	11,695
– – – –	U.S. Mortgage Funds Average	5.09	3.95	12,032
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	5.64	4.27	12,212
For a benchmark description, see the Glossary.
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2014
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/3/2009)	Investment
Mortgage-Backed Securities Index Fund
Admiral Shares	5.22%	3.29%	$11,660
Barclays U.S. MBS Float Adjusted Index	5.15	3.34	11,684
Spliced Barclays U.S. Aggregate Float
Adjusted Index	5.64	4.28	12,197
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $5,000,000
	(10/31/2013)	Investment
Mortgage-Backed Securities Index Fund
Institutional Shares	3.22%	$5,160,868

Barclays U.S. MBS Float Adjusted Index	3.18	5,158,885
Barclays U.S. Aggregate Float Adjusted
Index	3.88	5,193,989
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2014
		Since
	One	Inception
	Year	(11/19/2009)
Mortgage-Backed Securities Index Fund ETF Shares
Market Price	5.37%	16.84%
Mortgage-Backed Securities Index Fund ETF Shares
Net Asset Value	5.21	16.82
Barclays U.S. MBS Float Adjusted Index	5.15	16.95
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Mortgage-Backed Securities Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2014
		Barclays
		MBS
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	4.39%	4.23%
2011	5.14	5.11
2012	3.62	3.62
2013	-2.36	-2.03
2014	5.21	5.15

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Admiral Shares	12/3/2009	4.51%	1.70%	1.64%	3.34%
Institutional Shares	10/31/2013	—	1.25	1.64	2.89
ETF Shares	11/19/2009
Market Price		4.62			3.36
Net Asset Value		4.52			3.36

Mortgage-Backed Securities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
Conventional Mortgage-Backed Securities (97.2%)
[1,2]	Fannie Mae Pool	2.000%	10/1/28	2,432	2,403
[1,2,3] Fannie Mae Pool		2.500%	11/1/27–1/1/43	23,406	23,482
[1,2,3] Fannie Mae Pool		3.000%	10/1/26–10/1/44	71,149	71,554
[1,2,3] Fannie Mae Pool		3.500%	10/1/21–9/1/44	90,947	78,599
[1,2,3] Fannie Mae Pool		4.000%	7/1/18–9/1/44	72,711	76,790
[1,2,3] Fannie Mae Pool		4.500%	4/1/15–9/1/44	56,359	58,392
[1,2,3] Fannie Mae Pool		5.000%	12/1/14–9/1/44	38,040	36,356
[1,2,3] Fannie Mae Pool		5.500%	12/1/16–9/1/44	26,153	25,996
[1,2,3] Fannie Mae Pool		6.000%	3/1/18–9/1/44	16,325	18,453
[1,2]	Fannie Mae Pool	6.500%	4/1/16–10/1/39	5,756	6,519
[1,2]	Fannie Mae Pool	7.000%	12/1/22–10/1/37	537	610
[1,2]	Fannie Mae Pool	7.500%	11/1/22	14	16
[1,2]	Freddie Mac Gold Pool	2.000%	8/1/28	904	893
[1,2,3] Freddie Mac Gold Pool		2.500%	6/1/28–2/1/43	18,967	19,166
[1,2,3] Freddie Mac Gold Pool		3.000%	1/1/27–9/1/44	39,315	39,886
[1,2,3] Freddie Mac Gold Pool		3.500%	7/1/25–9/1/44	41,721	43,248
[1,2,3] Freddie Mac Gold Pool		4.000%	7/1/18–9/1/44	45,856	47,234
[1,2,3] Freddie Mac Gold Pool		4.500%	1/1/18–9/1/44	36,431	35,165
[1,2,3] Freddie Mac Gold Pool		5.000%	9/1/15–9/1/44	22,297	24,515
[1,2,3] Freddie Mac Gold Pool		5.500%	4/1/21–9/1/44	21,760	20,186
[1,2,3] Freddie Mac Gold Pool		6.000%	6/1/17–9/1/44	11,071	12,507
[1,2]	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	3,048	3,446
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	652	737
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/22	2	2
[1,3]	Ginnie Mae I Pool	3.000%	1/15/26–9/1/44	16,479	8,211
[1,3]	Ginnie Mae I Pool	3.500%	2/15/26–9/1/44	8,120	8,461
[1,3]	Ginnie Mae I Pool	4.000%	7/15/24–9/1/44	22,371	15,338
[1,3]	Ginnie Mae I Pool	4.500%	9/15/18–9/1/44	21,778	20,990
[1,3]	Ginnie Mae I Pool	5.000%	1/15/18–9/1/44	14,893	12,934
[1,3]	Ginnie Mae I Pool	5.500%	10/15/32–9/1/44	6,321	7,046
1	Ginnie Mae I Pool	6.000%	4/15/28–5/15/41	2,863	3,242
1	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	392	454
1	Ginnie Mae I Pool	7.000%	10/15/27	10	11
1	Ginnie Mae II Pool	2.500%	2/20/28–6/20/28	1,926	1,975
[1,3]	Ginnie Mae II Pool	3.000%	10/20/26–9/1/44	62,259	32,784
[1,3]	Ginnie Mae II Pool	3.500%	12/20/25–9/1/44	57,393	56,971
[1,3]	Ginnie Mae II Pool	4.000%	9/20/25–9/1/44	46,456	47,012

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,3]	Ginnie Mae II Pool	4.500%	4/20/18–9/1/44	35,104	37,124
[1,3]	Ginnie Mae II Pool	5.000%	6/20/33–9/1/44	18,699	20,661
1	Ginnie Mae II Pool	5.500%	12/20/33–3/20/42	5,880	6,547
1	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	3,266	3,724
1	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	980	1,116
1	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	186	209
					930,965
Nonconventional Mortgage-Backed Securities (1.9%)
[1,2,4] Fannie Mae Pool		1.924%	9/1/37	33	36
[1,2]	Fannie Mae Pool	2.198%	6/1/43	621	635
[1,2]	Fannie Mae Pool	2.201%	9/1/42	682	705
[1,2]	Fannie Mae Pool	2.207%	12/1/41	348	361
[1,2]	Fannie Mae Pool	2.230%	10/1/42	478	494
[1,2]	Fannie Mae Pool	2.266%	7/1/43	729	732
[1,2]	Fannie Mae Pool	2.403%	5/1/42	386	388
[1,2]	Fannie Mae Pool	2.408%	7/1/42	512	527
[1,2]	Fannie Mae Pool	2.450%	5/1/43	483	497
[1,2]	Fannie Mae Pool	2.454%	10/1/42	432	444
[1,2]	Fannie Mae Pool	2.500%	10/1/40	223	235
[1,2]	Fannie Mae Pool	2.512%	12/1/40	638	674
[1,2]	Fannie Mae Pool	2.609%	12/1/41	111	114
[1,2]	Fannie Mae Pool	2.623%	11/1/41	105	109
[1,2]	Fannie Mae Pool	2.675%	1/1/42	119	123
[1,2]	Fannie Mae Pool	2.784%	3/1/42	652	672
[1,2]	Fannie Mae Pool	2.809%	11/1/41	291	303
[1,2]	Fannie Mae Pool	2.817%	3/1/41	572	597
[1,2]	Fannie Mae Pool	2.885%	5/1/42	128	134
[1,2]	Fannie Mae Pool	2.959%	12/1/40	168	177
[1,2]	Fannie Mae Pool	2.996%	3/1/42	267	279
[1,2]	Fannie Mae Pool	3.011%	9/1/43	458	478
[1,2]	Fannie Mae Pool	3.046%	3/1/41	511	539
[1,2]	Fannie Mae Pool	3.068%	2/1/42	438	456
[1,2]	Fannie Mae Pool	3.124%	2/1/41	15	15
[1,2]	Fannie Mae Pool	3.150%	2/1/41	166	175
[1,2]	Fannie Mae Pool	3.171%	12/1/40	30	32
[1,2]	Fannie Mae Pool	3.219%	12/1/40	25	26
[1,2]	Fannie Mae Pool	3.249%	10/1/40–11/1/40	58	60
[1,2]	Fannie Mae Pool	3.284%	1/1/40	7	7
[1,2]	Fannie Mae Pool	3.296%	5/1/41	197	208
[1,2]	Fannie Mae Pool	3.330%	8/1/42	287	298
[1,2,4] Fannie Mae Pool		3.472%	10/1/39	54	56
[1,2]	Fannie Mae Pool	3.486%	5/1/40	9	9
[1,2]	Fannie Mae Pool	3.547%	7/1/41	362	372
[1,2,4] Fannie Mae Pool		3.562%	11/1/39	56	58
[1,2]	Fannie Mae Pool	3.580%	8/1/39	63	67
[1,2]	Fannie Mae Pool	3.608%	4/1/41	159	168
[1,2]	Fannie Mae Pool	3.733%	6/1/41	245	257
[1,2]	Fannie Mae Pool	3.814%	9/1/40	495	526
[1,2,4] Fannie Mae Pool		5.149%	11/1/39	58	62
[1,2]	Fannie Mae Pool	5.176%	3/1/38	49	51
[1,2,4] Fannie Mae Pool		5.262%	8/1/39	166	177
[1,2]	Fannie Mae Pool	5.659%	4/1/37	32	34
[1,2]	Fannie Mae Pool	6.136%	10/1/37	253	266
[1,2,4] Freddie Mac Non Gold Pool		2.278%	10/1/37	21	22
[1,2,4] Freddie Mac Non Gold Pool		2.320%	2/1/37	26	27

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Freddie Mac Non Gold Pool	2.570%	2/1/42	197	206
[1,2]	Freddie Mac Non Gold Pool	2.712%	12/1/40	90	93
[1,2]	Freddie Mac Non Gold Pool	2.785%	1/1/41	271	277
[1,2]	Freddie Mac Non Gold Pool	2.880%	2/1/41	28	30
[1,2]	Freddie Mac Non Gold Pool	2.950%	2/1/41	398	417
[1,2]	Freddie Mac Non Gold Pool	3.067%	6/1/41	312	325
[1,2]	Freddie Mac Non Gold Pool	3.116%	1/1/41	209	221
[1,2]	Freddie Mac Non Gold Pool	3.358%	5/1/40	5	5
[1,2]	Freddie Mac Non Gold Pool	3.422%	3/1/42	285	296
[1,2]	Freddie Mac Non Gold Pool	3.592%	6/1/40	89	95
[1,2]	Freddie Mac Non Gold Pool	3.627%	6/1/40	232	242
[1,2]	Freddie Mac Non Gold Pool	3.683%	9/1/40	212	219
[1,2]	Freddie Mac Non Gold Pool	4.066%	12/1/39	48	50
[1,2]	Freddie Mac Non Gold Pool	5.299%	3/1/38	203	215
[1,4]	Ginnie Mae II Pool	2.000%	4/20/41–12/20/42	70	71
[1,4]	Ginnie Mae II Pool	2.125%	5/20/41	18	18
1	Ginnie Mae II Pool	2.500%	11/20/40–1/20/42	850	893
1	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	1,055	1,108
1	Ginnie Mae II Pool	3.500%	7/20/41–8/20/41	403	424
					17,887
Total U.S. Government and Agency Obligations (Cost $944,272)					948,852

				Shares
Temporary Cash Investment (39.4%)
Money Market Fund (39.4%)
5	Vanguard Market Liquidity Fund (Cost $377,142)	0.113%		377,142,000	377,142
Total Investments (138.5%) (Cost $1,321,414)					1,325,994
Other Assets and Liabilities (-38.5%)
Other Assets					43,602
Liabilities					(412,490)
					(368,888)
Net Assets (100%)					957,106

					Amount
					($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers					948,852
Affiliated Vanguard Funds					377,142
Total Investments in Securities					1,325,994
Receivables for Investment Securities Sold					40,441
Other Assets					3,161
Total Assets					1,369,596
Liabilities
Payables for Investment Securities Purchased					410,693
Other Liabilities					1,797
Total Liabilities					412,490
Net Assets					957,106

Mortgage-Backed Securities Index Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	950,851
Undistributed Net Investment Income	638
Accumulated Net Realized Gains	1,037
Unrealized Appreciation (Depreciation)	4,580
Net Assets	957,106

Admiral Shares—Net Assets
Applicable to 14,510,527 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	305,376
Net Asset Value Per Share—Admiral Shares	$21.05

Institutional Shares—Net Assets
Applicable to 3,835,149 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	109,363
Net Asset Value Per Share—Institutional Shares	$28.52

ETF Shares—Net Assets
Applicable to 10,301,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	542,367
Net Asset Value Per Share—ETF Shares	$52.65

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2014.
4 Adjustable-rate security.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest[1]	14,524
Total Income	14,524
Expenses
The Vanguard Group—Note B
Investment Advisory Services	20
Management and Administrative—Admiral Shares	207
Management and Administrative—Institutional Shares	42
Management and Administrative—ETF Shares	288
Marketing and Distribution—Admiral Shares	73
Marketing and Distribution—Institutional Shares	16
Marketing and Distribution—ETF Shares	102
Custodian Fees	108
Auditing Fees	40
Shareholders’ Reports—Admiral Shares	4
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	21
Trustees’ Fees and Expenses	1
Total Expenses	922
Net Investment Income	13,602
Realized Net Gain (Loss) on Investment Securities Sold	6,824
Change in Unrealized Appreciation (Depreciation) of Investment Securities	18,334
Net Increase (Decrease) in Net Assets Resulting from Operations	38,760
1 Interest income from an affiliated company of the fund was $253,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,602	4,019
Realized Net Gain (Loss)	6,824	(4,358)
Change in Unrealized Appreciation (Depreciation)	18,334	(17,819)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,760	(18,158)
Distributions
Net Investment Income
Admiral Shares[1]	(4,949)	(1,833)
Institutional Shares	(1,465)	(26)
ETF Shares	(6,562)	(2,167)
Realized Capital Gain [2]
Admiral Shares[1]	—	(1,465)
Institutional Shares	—	(73)
ETF Shares	—	(1,423)
Total Distributions	(12,976)	(6,987)
Capital Share Transactions
Admiral Shares[1]	541	96,081
Institutional Shares	107,128	(14,605)
ETF Shares	111,427	182,530
Net Increase (Decrease) from Capital Share Transactions	219,096	264,006
Total Increase (Decrease)	244,880	238,861
Net Assets
Beginning of Period	712,226	473,365
End of Period[3]	957,106	712,226
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s distributions and capital share transactions are for the Signal class.
2 Includes fiscal 2013 short-term gain distributions totaling $2,874,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $638,000 and $12,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Admiral Shares
					Dec. 3,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.35	$21.06	$20.76	$20.52	$20.04
Investment Operations
Net Investment Income	.356	.118	.344	.456	.332
Net Realized and Unrealized Gain (Loss)
on Investments	.699	(.608)	.399	.569	.487
Total from Investment Operations	1.055	(.490)	.743	1.025	.819
Distributions
Dividends from Net Investment Income	(. 355)	(.118)	(. 342)	(. 456)	(. 339)
Distributions from Realized Capital Gains	—	(.102)	(.101)	(.329)	—
Total Distributions	(. 355)	(. 220)	(. 443)	(.785)	(. 339)
Net Asset Value, End of Period	$21.05	$20.35	$21.06	$20.76	$20.52

Total Return[2]	5.22%	-2.35%	3.63%	5.16%	4.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$305	$295	$211	$15	$6
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.15%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.72%	0.57%	1.57%	2.30%	2.12%[3]
Portfolio Turnover Rate [4]	514%	840%	529%	344%	402%
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Inception.
2 Total Returns do not include transaction fees or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Includes 294%, 371%, 231%, 187%, and 166% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares
	Oct. 31,	Sept. 1,	May 9,
	2013[3] to	2012 to	2012[1] to
	Aug. 31,	Jan. 22,	Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013[2]	2012
Net Asset Value, Beginning of Period	$28.04	$28.34	$28.10
Investment Operations
Net Investment Income	. 390	. 042.137
Net Realized and Unrealized Gain (Loss) on Investments	.504	(.146)	.218
Total from Investment Operations	.894	(.104)	.355
Distributions
Dividends from Net Investment Income	(. 414)	(. 049)	(.115)
Distributions from Realized Capital Gains	—	(.137)	—
Total Distributions	(. 414)	(.186)	(.115)
Net Asset Value, End of Period	$28.52	$28.05[2]	$28.34

Total Return[4]	3.22%	-0.37%	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$109	$0	$15
Ratio of Total Expenses to Average Net Assets	0.09%[5]	0.09%[5]	0.09%[5]
Ratio of Net Investment Income to Average Net Assets	1.75%[5]	0.35%[5]	1.60%[5]
Portfolio Turnover Rate [6]	514%	840%	529%
1 Commencement of operations.
2 Net asset value as of January 22, 2013, at which date all shares were redeemed.
3 Recommencement of operations.
4 Total Returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Includes 294%, 371%, and 231% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares
					Nov. 19,
					2009[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$50.85	$52.63	$51.90	$51.31	$49.98
Investment Operations
Net Investment Income	.887	. 292.875		1.142	.836
Net Realized and Unrealized Gain (Loss)
on Investments [2]	1.741	(1.524)	.976	1.412	1.338
Total from Investment Operations	2.628	(1.232)	1.851	2.554	2.174
Distributions
Dividends from Net Investment Income	(. 828)	(. 294)	(. 868)	(1.142)	(. 844)
Distributions from Realized Capital Gains	—	(.254)	(.253)	(.822)	—
Total Distributions	(.828)	(.548)	(1.121)	(1.964)	(.844)
Net Asset Value, End of Period	$52.65	$50.85	$52.63	$51.90	$51.31

Total Return	5.21%	-2.36%	3.62%	5.14%	4.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$542	$417	$247	$73	$31
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.15%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.72%	0.57%	1.57%	2.30%	2.12%[3]
Portfolio Turnover Rate [4]	514%	840%	529%	344%	402%
1 Inception. 2 Includes increases from purchase fees of $.01, $.01, $.02, $.00, and $.00. 3 Annualized. 4 Includes 294%, 371%, 231%, 187%, and 166% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Admiral Shares, Institutional Shares, and ETF Shares. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Effective in October, 2013, Signal Shares were renamed Admiral Shares. Institutional Shares were first issued on May 9, 2012, and on January 22, 2013, all outstanding shares were redeemed. Institutional Shares recommenced operations on October 31, 2013.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At August 31, 2014, counterparties had deposited in segregated accounts securities with a value of $61,000 in connection with TBA transactions.

Mortgage-Backed Securities Index Fund

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Mortgage-Backed Securities Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $86,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:
	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	948,852	—
Temporary Cash Investments	377,142	—	—
Total	377,142	948,852	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $20,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2014, the fund had short-term capital gains of $1,129,000 available for distribution. Short-term gain distributions are treated as ordinary income for tax purposes.

At August 31, 2014, the cost of investment securities for tax purposes was $1,321,505,000. Net unrealized appreciation of investment securities for tax purposes was $4,489,000, consisting of unrealized gains of $6,761,000 on securities that had risen in value since their purchase and $2,272,000 in unrealized losses on securities that had fallen in value since their purchase.

Mortgage-Backed Securities Index Fund

E. During the year ended August 31, 2014, the fund purchased $4,300,158,000 of investment securities and sold $4,079,842,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares[1]
Issued [2]	96,130	4,624	258,637	12,391
Issued in Lieu of Cash Distributions	1,516	73	1,174	56
Redeemed	(97,105)	(4,689)	(163,730)	(7,971)
Net Increase (Decrease)—Admiral Shares	541	8	96,081	4,476
Institutional Shares
Issued [2]	107,508	3,848	1,571	55
Issued in Lieu of Cash Distributions	1,465	52	99	4
Redeemed	(1,845)	(65)	(16,275)	(580)
Net Increase (Decrease) —Institutional Shares	107,128	3,835	(14,605)	(521)
ETF Shares
Issued[2]	265,705	5,100	377,501	7,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(154,278)	(3,000)	(194,971)	(3,800)
Net Increase (Decrease)—ETF Shares	111,427	2,100	182,530	3,500
1 Signal Shares were renamed Admiral Shares in October 2013. The prior period’s capital share transactions are for the Signal Class.
2 Includes purchase fees for fiscal 2014 and 2013 of $132,000 and $218,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund:

In our opinion, the accompanying statements of net assets, the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2014

Special 2014 tax information (unaudited) for Vanguard Short-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $358,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Intermediate-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $950,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Long-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,352,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 80.7% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $20,336,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 85.0% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 85.1% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.1% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
Short-Term Government Bond Index Fund
Admiral Shares	$1,000.00	$1,001.77	$0.61
Institutional Shares	1,000.00	1,002.00	0.45
ETF Shares	1,000.00	1,001.76	0.61
Intermediate-Term Government Bond Index Fund
Admiral Shares	$1,000.00	$1,013.74	$0.61
Institutional Shares	1,000.00	1,013.82	0.46
ETF Shares	1,000.00	1,013.55	0.61
Long-Term Government Bond Index Fund
Admiral Shares	$1,000.00	$1,102.15	$0.64
Institutional Shares	1,000.00	1,102.46	0.48
ETF Shares	1,000.00	1,102.24	0.64
Short-Term Corporate Bond Index Fund
Admiral Shares	$1,000.00	$1,009.58	$0.61
Institutional Shares	1,000.00	1,010.01	0.46
ETF Shares	1,000.00	1,009.62	0.61
Intermediate-Term Corporate Bond Index Fund
Admiral Shares	$1,000.00	$1,040.52	$0.62
Institutional Shares	1,000.00	1,040.37	0.46
ETF Shares	1,000.00	1,040.43	0.62
Long-Term Corporate Bond Index Fund
Admiral Shares	$1,000.00	$1,088.94	$0.63
Institutional Shares	1,000.00	1,088.85	0.47
ETF Shares	1,000.00	1,088.64	0.63
Mortgage-Backed Securities Index Fund
Admiral Shares	$1,000.00	$1,022.44	$0.61
Institutional Shares	1,000.00	1,022.45	0.46
ETF Shares	1,000.00	1,022.19	0.61

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2014	8/31/2014	Period
Based on Hypothetical 5% Yearly Return
Short-Term Government Bond Index Fund
Admiral Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Intermediate-Term Government Bond Index Fund
Admiral Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Long-Term Government Bond Index Fund
Admiral Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Short-Term Corporate Bond Index Fund
Admiral Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Intermediate-Term Corporate Bond Index Fund
Admiral Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Long-Term Corporate Bond Index Fund
Admiral Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Mortgage-Backed Securities Index Fund
Admiral Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Government Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Intermediate-Term Government Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Long-Term Government Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Short-Term Corporate Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Long-Term Corporate Bond Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Mortgage-Backed Securities Index Fund, 0.12% for Admiral Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Government Bond Index Fund, Intermediate-Term Government Bond Index Fund, Long-Term Government Bond Index Fund, Short-Term Corporate Bond Index Fund, Intermediate-Term Corporate Bond Index Fund, Long-Term Corporate Bond Index Fund, and Mortgage-Backed Securities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services provided to the funds since their inception in 2009, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

The Vanguard funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Barclays indexes to track general bond market performance. Barclays has not passed on the legality or suitability of the funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the funds is the licensing of the Barclays indexes, which are determined, composed, and calculated by Barclays without regard to Vanguard or the funds or any owners or purchasers of the funds. Barclays has no obligation to take the needs of Vanguard, the funds, or the owners of the funds into consideration in determining, composing, or calculating the Barclays indexes. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the funds.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the indexes or any data included therein or for interruptions in the delivery of the indexes. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the funds or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. 1–3 Year Government Float Adjusted Index, Barclays U.S. 3–10 Year Government Float Adjusted Index, Barclays U.S. Long Government Float Adjusted Index, Barclays U.S. 1–5 Year Corporate Bond Index, Barclays U.S. 5–10 Year Corporate Bond Index, Barclays U.S. 10+ Year Corporate Bond Index, or Barclays U.S. MBS Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to any of the Barclays indexes. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the indexes or any data included therein.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16420 102014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2014: $544,000 Fiscal Year Ended August 31, 2013: $510,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2014: $6,605,127
Fiscal Year Ended August 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2014: $2,176,479
Fiscal Year Ended August 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2014: $316,869
Fiscal Year Ended August 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2014: $198,163
Fiscal Year Ended August 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2014: $515,032
Fiscal Year Ended August 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (13.9%)
Walt Disney Co.	110,953	9,972
Comcast Corp. Class A	165,960	9,083
Home Depot Inc.	87,636	8,194
* Amazon.com Inc.	24,064	8,159
Wal-Mart Stores Inc.	102,100	7,709
McDonald's Corp.	63,365	5,939
* eBay Inc.	81,208	4,507
Time Warner Inc.	56,532	4,355
Ford Motor Co.	248,756	4,331
Twenty-First Century Fox Inc. Class A	122,028	4,322
* Priceline Group Inc.	3,306	4,114
Starbucks Corp.	48,265	3,755
General Motors Co.	102,749	3,576
NIKE Inc. Class B	44,734	3,514
Lowe's Cos. Inc.	65,274	3,428
Costco Wholesale Corp.	28,259	3,422
TJX Cos. Inc.	44,877	2,675
Time Warner Cable Inc.	17,896	2,647
* DIRECTV	30,048	2,598
Target Corp.	40,601	2,439
Viacom Inc. Class B	27,610	2,241
Johnson Controls Inc.	42,541	2,076
Yum! Brands Inc.	28,274	2,048
CBS Corp. Class B	33,602	1,992
* Netflix Inc.	3,834	1,831
* Tesla Motors Inc.	6,090	1,642
Las Vegas Sands Corp.	24,129	1,605
Macy's Inc.	23,191	1,445
VF Corp.	22,152	1,420
* Chipotle Mexican Grill Inc. Class A	1,985	1,347
* Dollar General Corp.	19,935	1,276
Omnicom Group Inc.	16,588	1,194
* AutoZone Inc.	2,097	1,130
Estee Lauder Cos. Inc. Class A	14,645	1,125
* O'Reilly Automotive Inc.	6,825	1,065
* Michael Kors Holdings Ltd.	13,109	1,050
Starwood Hotels & Resorts Worldwide Inc.	12,339	1,043
Carnival Corp.	27,304	1,034
Ross Stores Inc.	13,604	1,026
Wynn Resorts Ltd.	5,197	1,002
L Brands Inc.	15,569	994
Marriott International Inc. Class A	14,270	990
* Liberty Interactive Corp. Class A	31,499	930
BorgWarner Inc.	14,718	915
Harley-Davidson Inc.	14,081	895
* DISH Network Corp. Class A	13,689	887
Genuine Parts Co.	9,888	868
* Hertz Global Holdings Inc.	28,681	848
Nielsen NV	18,006	846
* Bed Bath & Beyond Inc.	13,065	840
* Charter Communications Inc. Class A	5,127	804
Kohl's Corp.	13,437	790
Gap Inc.	16,883	779
* Under Armour Inc. Class A	11,125	760
Whirlpool Corp.	4,964	760
Mattel Inc.	21,644	746
* CarMax Inc.	14,065	737
Tiffany & Co.	7,220	729
* Dollar Tree Inc.	13,274	712
* TripAdvisor Inc.	7,104	704
* TRW Automotive Holdings Corp.	7,168	690

1

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Royal Caribbean Cruises Ltd.	10,658	680
Wyndham Worldwide Corp.	8,191	663
Hanesbrands Inc.	6,362	653
* Discovery Communications Inc. Class A	14,766	646
Advance Auto Parts Inc.	4,719	644
Ralph Lauren Corp. Class A	3,791	641
* Sirius XM Holdings Inc.	176,045	639
* Discovery Communications Inc.	14,766	634
PVH Corp.	5,303	619
Nordstrom Inc.	8,884	615
Polaris Industries Inc.	4,198	610
Signet Jewelers Ltd.	5,168	609
Tractor Supply Co.	8,925	598
Newell Rubbermaid Inc.	17,650	592
* Liberty Media Corp.	12,204	592
H&R Block Inc.	17,616	591
Best Buy Co. Inc.	18,437	588
* MGM Resorts International	23,972	587
* Mohawk Industries Inc.	3,984	582
* News Corp. Class A	31,699	559
Expedia Inc.	6,498	558
* LKQ Corp.	19,355	550
Scripps Networks Interactive Inc. Class A	6,806	542
Interpublic Group of Cos. Inc.	27,368	534
Foot Locker Inc.	9,339	524
Lear Corp.	5,177	524
Harman International Industries Inc.	4,425	509
* Jarden Corp.	8,327	498
Coach Inc.	13,452	495
Gannett Co. Inc.	14,650	495
Family Dollar Stores Inc.	6,133	490
Staples Inc.	41,213	481
PulteGroup Inc.	24,111	463
Fortune Brands Home & Security Inc.	10,690	462
* Avis Budget Group Inc.	6,773	457
Garmin Ltd.	8,358	454
PetSmart Inc.	6,315	452
Lennar Corp. Class A	11,459	449
DR Horton Inc.	20,593	446
Goodyear Tire & Rubber Co.	15,865	412
Darden Restaurants Inc.	8,537	404
* Toll Brothers Inc.	11,308	402
* Ulta Salon Cosmetics & Fragrance Inc.	4,083	397
Williams-Sonoma Inc.	6,008	395
Hasbro Inc.	7,395	389
* WABCO Holdings Inc.	3,618	373
* Pandora Media Inc.	13,160	356
* NVR Inc.	292	343
* Visteon Corp.	3,142	318
Leggett & Platt Inc.	8,955	314
GameStop Corp. Class A	7,284	307
Service Corp. International	13,770	305
Dunkin' Brands Group Inc.	6,940	302
* Fossil Group Inc.	2,953	299
* Liberty Media Corp. Class A	5,999	295
Carter's Inc.	3,516	291
* Sally Beauty Holdings Inc.	10,279	287
Dick's Sporting Goods Inc.	6,269	283
Gentex Corp.	9,425	279
* Urban Outfitters Inc.	6,908	275
Domino's Pizza Inc.	3,619	273
KAR Auction Services Inc.	8,931	269
* Madison Square Garden Co. Class A	4,019	269
Lamar Advertising Co. Class A	5,060	266

2

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
CBS Outdoor Americas Inc.	7,685	264
International Game Technology	15,657	264
* Kate Spade & Co.	8,083	261
Cinemark Holdings Inc.	7,379	260
* AutoNation Inc.	4,676	254
* Panera Bread Co. Class A	1,637	245
Avon Products Inc.	17,362	244
* AMC Networks Inc. Class A	3,834	240
Cablevision Systems Corp. Class A	12,615	233
Tupperware Brands Corp.	3,182	233
* Tempur Sealy International Inc.	3,937	230
* Hilton Worldwide Holdings Inc.	8,641	219
Burger King Worldwide Inc.	6,781	217
* JC Penney Co. Inc.	19,509	211
Graham Holdings Co. Class B	288	207
* Deckers Outdoor Corp.	2,230	206
* Live Nation Entertainment Inc.	9,233	203
Brinker International Inc.	4,119	201
* HomeAway Inc.	5,985	199
* Bally Technologies Inc.	2,496	198
Abercrombie & Fitch Co.	4,635	194
* Norwegian Cruise Line Holdings Ltd.	5,799	193
* Cabela's Inc.	3,151	192
Dillard's Inc. Class A	1,628	186
* Starz	5,905	185
* Liberty Ventures Class A	4,749	181
DeVry Education Group Inc.	4,100	176
Big Lots Inc.	3,757	174
Six Flags Entertainment Corp.	4,749	173
CST Brands Inc.	4,928	172
* Apollo Education Group Inc.	6,158	171
* Liberty TripAdvisor Holdings Inc. Class A	4,749	170
John Wiley & Sons Inc. Class A	2,786	167
Lions Gate Entertainment Corp.	5,127	166
* Murphy USA Inc.	2,990	163
* Hyatt Hotels Corp. Class A	2,664	163
Thor Industries Inc.	2,912	156
Chico's FAS Inc.	9,809	155
DSW Inc. Class A	4,836	150
Wendy's Co.	17,660	144
* Ascena Retail Group Inc.	8,169	142
Penske Automotive Group Inc.	2,724	131
AMERCO	457	127
Choice Hotels International Inc.	2,237	121
Nu Skin Enterprises Inc. Class A	2,505	112
Regal Entertainment Group Class A	5,280	111
* DreamWorks Animation SKG Inc. Class A	4,789	105
Aaron's Inc.	4,072	104
Coty Inc. Class A	4,496	77
Aramark	2,582	67
* Sears Holdings Corp.	1,632	57
SeaWorld Entertainment Inc.	2,389	50
* Taylor Morrison Home Corp. Class A	2,006	40
* zulily Inc. Class A	799	26
Clear Channel Outdoor Holdings Inc. Class A	2,528	18
		183,691
Consumer Staples (7.6%)
Procter & Gamble Co.	173,329	14,405
Coca-Cola Co.	254,275	10,608
PepsiCo Inc.	97,121	8,983
Philip Morris International Inc.	100,819	8,628
CVS Caremark Corp.	74,967	5,956
Altria Group Inc.	127,256	5,482
Mondelez International Inc. Class A	108,337	3,921

3

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Colgate-Palmolive Co.	58,685	3,799
Walgreen Co.	61,151	3,701
Kimberly-Clark Corp.	24,206	2,614
Kraft Foods Group Inc.	38,141	2,247
General Mills Inc.	39,395	2,103
Archer-Daniels-Midland Co.	41,951	2,092
Kroger Co.	32,698	1,667
Sysco Corp.	37,476	1,418
Lorillard Inc.	23,274	1,389
Mead Johnson Nutrition Co.	12,986	1,241
Keurig Green Mountain Inc.	9,138	1,218
Reynolds American Inc.	19,799	1,158
Kellogg Co.	16,511	1,073
Whole Foods Market Inc.	23,634	925
Brown-Forman Corp. Class B	9,866	914
* Constellation Brands Inc. Class A	10,332	900
Hershey Co.	9,593	877
ConAgra Foods Inc.	26,951	868
* Monster Beverage Corp.	9,233	816
Bunge Ltd.	9,434	799
Dr Pepper Snapple Group Inc.	12,538	789
Coca-Cola Enterprises Inc.	16,039	766
Clorox Co.	8,323	737
Tyson Foods Inc. Class A	18,552	706
JM Smucker Co.	6,671	684
Molson Coors Brewing Co. Class B	8,720	645
Church & Dwight Co. Inc.	8,748	597
McCormick & Co. Inc.	8,430	588
Safeway Inc.	14,676	510
Campbell Soup Co.	11,185	501
Energizer Holdings Inc.	3,929	477
Hormel Foods Corp.	8,717	442
* WhiteWave Foods Co. Class A	11,120	389
* Rite Aid Corp.	62,297	388
Ingredion Inc.	4,753	379
* Hain Celestial Group Inc.	3,199	315
^ Herbalife Ltd.	5,154	263
GNC Holdings Inc. Class A	5,789	220
Flowers Foods Inc.	10,887	213
* Sprouts Farmers Market Inc.	6,275	194
* Pilgrim's Pride Corp.	4,041	121
Spectrum Brands Holdings Inc.	1,358	118
Pinnacle Foods Inc.	3,529	114
		99,958
Energy (9.7%)
Exxon Mobil Corp.	275,070	27,359
Chevron Corp.	121,932	15,784
Schlumberger Ltd.	83,371	9,141
ConocoPhillips	78,687	6,391
Occidental Petroleum Corp.	50,341	5,222
EOG Resources Inc.	35,033	3,849
Halliburton Co.	54,102	3,658
Anadarko Petroleum Corp.	32,352	3,646
Phillips 66	36,328	3,161
Williams Cos. Inc.	47,887	2,846
Apache Corp.	24,725	2,518
National Oilwell Varco Inc.	27,540	2,380
Devon Energy Corp.	26,127	1,971
Baker Hughes Inc.	27,993	1,936
Pioneer Natural Resources Co.	9,169	1,913
Valero Energy Corp.	34,219	1,853
Marathon Oil Corp.	43,367	1,808
Hess Corp.	17,857	1,805
Spectra Energy Corp.	42,994	1,791

4

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	Kinder Morgan Inc.	42,112	1,695
	Noble Energy Inc.	23,131	1,669
	Marathon Petroleum Corp.	16,115	1,467
*	Cheniere Energy Inc.	15,235	1,223
*	Concho Resources Inc.	7,286	1,035
*	Cameron International Corp.	13,163	978
	EQT Corp.	9,777	969
	ONEOK Inc.	13,320	935
*	Southwestern Energy Co.	22,680	934
*	FMC Technologies Inc.	15,073	932
	Chesapeake Energy Corp.	33,760	918
	Cabot Oil & Gas Corp.	26,784	898
	Seadrill Ltd.	22,543	840
	Range Resources Corp.	10,542	829
	Cimarex Energy Co.	5,582	810
	Murphy Oil Corp.	11,522	720
*	Whiting Petroleum Corp.	7,616	706
	Helmerich & Payne Inc.	6,179	649
	HollyFrontier Corp.	12,665	634
	CONSOL Energy Inc.	14,815	597
	Tesoro Corp.	8,296	537
	Nabors Industries Ltd.	19,028	518
	Oceaneering International Inc.	6,912	481
*	Continental Resources Inc.	2,854	460
	QEP Resources Inc.	11,439	407
*	Newfield Exploration Co.	8,795	394
	Denbury Resources Inc.	22,323	384
	SM Energy Co.	4,270	380
	Superior Energy Services Inc.	9,973	357
*	WPX Energy Inc.	13,043	347
*	Dresser-Rand Group Inc.	4,926	341
	Targa Resources Corp.	2,412	337
*	First Solar Inc.	4,726	329
*	Gulfport Energy Corp.	5,558	325
	Patterson-UTI Energy Inc.	9,318	322
*	Oasis Petroleum Inc.	6,432	316
*	Dril-Quip Inc.	2,675	271
*	Ultra Petroleum Corp.	9,701	257
	Rowan Cos. plc Class A	7,872	239
*	NOW Inc.	6,908	228
*	Unit Corp.	3,205	211
	Golar LNG Ltd.	3,330	210
	World Fuel Services Corp.	4,665	207
*	Atwood Oceanics Inc.	4,134	204
*	Oil States International Inc.	3,044	197
*	Antero Resources Corp.	3,394	196
*	Cobalt International Energy Inc.	12,582	193
*	SolarCity Corp.	2,792	192
*,^	SandRidge Energy Inc.	31,287	164
*	Athlon Energy Inc.	3,274	152
	PBF Energy Inc. Class A	4,496	128
	Peabody Energy Corp.	7,715	123
*	Laredo Petroleum Inc.	5,006	118
*	SunPower Corp. Class A	2,921	112
*	Rice Energy Inc.	3,264	96
	RPC Inc.	4,090	93
*	Kosmos Energy Ltd.	6,821	68
	Diamond Offshore Drilling Inc.	1,344	59
*	Seventy Seven Energy Inc.	2	56
	CVR Energy Inc.	1,042	52
	Frank's International NV	2,281	46
*	EP Energy Corp. Class A	2,226	43
			128,620

5

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Financial Services (18.2%)
* Berkshire Hathaway Inc. Class B	117,244	16,092
Wells Fargo & Co.	305,834	15,732
JPMorgan Chase & Co.	242,390	14,410
Bank of America Corp.	673,425	10,835
Citigroup Inc.	194,614	10,052
Visa Inc. Class A	32,118	6,826
American Express Co.	58,115	5,204
American International Group Inc.	92,710	5,197
Goldman Sachs Group Inc.	28,699	5,140
MasterCard Inc. Class A	64,371	4,880
US Bancorp	110,052	4,653
Simon Property Group Inc.	19,910	3,385
Morgan Stanley	98,305	3,373
MetLife Inc.	59,952	3,282
Capital One Financial Corp.	36,653	3,008
PNC Financial Services Group Inc.	34,221	2,900
Bank of New York Mellon Corp.	73,114	2,865
BlackRock Inc.	8,169	2,700
Prudential Financial Inc.	29,537	2,649
American Tower Corporation	25,361	2,501
ACE Ltd.	21,687	2,306
Travelers Cos. Inc.	22,263	2,109
Charles Schwab Corp.	72,022	2,053
State Street Corp.	27,620	1,989
Marsh & McLennan Cos. Inc.	35,193	1,869
Discover Financial Services	29,878	1,864
Aflac Inc.	29,151	1,785
BB&T Corp.	45,986	1,717
Allstate Corp.	27,816	1,710
Crown Castle International Corp.	21,448	1,705
Aon plc	19,067	1,662
Public Storage	9,201	1,612
CME Group Inc.	20,429	1,564
Equity Residential	23,215	1,543
Ameriprise Financial Inc.	12,255	1,541
Chubb Corp.	15,664	1,440
Franklin Resources Inc.	25,468	1,439
McGraw Hill Financial Inc.	17,488	1,419
Intercontinental Exchange Inc.	7,474	1,413
T. Rowe Price Group Inc.	16,786	1,360
Health Care REIT Inc.	19,701	1,331
Prologis Inc.	32,105	1,314
SunTrust Banks Inc.	34,191	1,302
AvalonBay Communities Inc.	8,331	1,284
HCP Inc.	29,386	1,273
Vornado Realty Trust	12,013	1,272
Ventas Inc.	18,856	1,240
Boston Properties Inc.	9,881	1,200
Weyerhaeuser Co.	33,721	1,145
Moody's Corp.	12,180	1,140
Invesco Ltd.	27,623	1,128
Fifth Third Bancorp	54,560	1,113
Host Hotels & Resorts Inc.	48,487	1,106
Hartford Financial Services Group Inc.	28,712	1,064
Fidelity National Information Services Inc.	18,518	1,051
Northern Trust Corp.	15,149	1,051
M&T Bank Corp.	8,429	1,042
* Fiserv Inc.	16,017	1,033
Principal Financial Group Inc.	18,835	1,023
Progressive Corp.	37,780	945
Lincoln National Corp.	16,955	933
* Alliance Data Systems Corp.	3,468	918
Loews Corp.	20,807	910

6

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
General Growth Properties Inc.	36,401	894
Regions Financial Corp.	88,037	894
Thomson Reuters Corp.	22,663	859
Essex Property Trust Inc.	4,030	780
* FleetCor Technologies Inc.	5,376	772
KeyCorp	56,390	767
American Realty Capital Properties Inc.	57,990	763
* Affiliated Managers Group Inc.	3,531	746
SL Green Realty Corp.	6,132	671
Realty Income Corp.	14,177	634
Equifax Inc.	7,892	622
Kimco Realty Corp.	26,422	621
Western Union Co.	34,409	601
Unum Group	16,558	601
* Markel Corp.	901	594
CIT Group Inc.	12,353	592
XL Group plc Class A	17,292	591
Macerich Co.	9,052	591
Leucadia National Corp.	23,618	589
Comerica Inc.	11,574	583
Annaly Capital Management Inc.	48,458	577
* CBRE Group Inc. Class A	18,076	574
TD Ameritrade Holding Corp.	17,175	569
Digital Realty Trust Inc.	8,687	567
American Capital Agency Corp.	22,763	538
Federal Realty Investment Trust	4,282	534
Huntington Bancshares Inc.	52,857	520
Cincinnati Financial Corp.	10,575	509
* FNF Group	17,793	504
Everest Re Group Ltd.	2,962	485
Navient Corp.	26,925	483
UDR Inc.	16,051	480
* Arch Capital Group Ltd.	8,552	475
Arthur J Gallagher & Co.	10,050	475
Plum Creek Timber Co. Inc.	11,420	464
Torchmark Corp.	8,482	463
* Alleghany Corp.	1,063	458
New York Community Bancorp Inc.	28,421	453
* Genworth Financial Inc. Class A	31,858	452
Raymond James Financial Inc.	8,054	440
WP Carey Inc.	6,434	439
First Republic Bank	8,856	433
Lazard Ltd. Class A	7,860	430
* Ally Financial Inc.	17,295	425
* E*TRADE Financial Corp.	18,575	413
Camden Property Trust	5,434	407
* Howard Hughes Corp.	2,553	404
Duke Realty Corp.	21,123	393
* Signature Bank	3,311	392
Extra Space Storage Inc.	7,428	391
* Realogy Holdings Corp.	9,420	384
Jones Lang LaSalle Inc.	2,831	378
Reinsurance Group of America Inc. Class A	4,431	368
Alexandria Real Estate Equities Inc.	4,631	366
PartnerRe Ltd.	3,262	364
* SVB Financial Group	3,252	362
Voya Financial Inc.	9,211	360
DDR Corp.	19,378	353
Protective Life Corp.	5,049	350
FactSet Research Systems Inc.	2,716	346
Mid-America Apartment Communities Inc.	4,770	345
Zions Bancorporation	11,767	343
* MSCI Inc. Class A	7,405	342
Regency Centers Corp.	5,944	340

7

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Starwood Property Trust Inc.	14,107	336
Global Payments Inc.	4,617	336
Liberty Property Trust	9,457	335
Broadridge Financial Solutions Inc.	7,861	334
Total System Services Inc.	10,624	334
Kilroy Realty Corp.	5,276	334
Hudson City Bancorp Inc.	33,721	333
Axis Capital Holdings Ltd.	6,861	331
Legg Mason Inc.	6,601	326
NASDAQ OMX Group Inc.	7,471	325
Apartment Investment & Management Co. Class A	9,434	323
SEI Investments Co.	8,450	320
HCC Insurance Holdings Inc.	6,357	319
East West Bancorp Inc.	9,107	317
WR Berkley Corp.	6,536	316
Taubman Centers Inc.	4,104	313
Jack Henry & Associates Inc.	5,373	311
Assurant Inc.	4,614	308
Omega Healthcare Investors Inc.	8,140	307
Eaton Vance Corp.	7,806	306
Senior Housing Properties Trust	13,007	303
Spirit Realty Capital Inc.	25,547	302
CBOE Holdings Inc.	5,654	300
People's United Financial Inc.	20,050	300
Waddell & Reed Financial Inc. Class A	5,442	297
National Retail Properties Inc.	7,941	295
* Zillow Inc. Class A	1,986	285
American Financial Group Inc.	4,663	280
Hospitality Properties Trust	9,501	280
Rayonier Inc.	8,149	279
Assured Guaranty Ltd.	11,540	279
BioMed Realty Trust Inc.	12,315	276
Dun & Bradstreet Corp.	2,347	275
LPL Financial Holdings Inc.	5,618	274
PacWest Bancorp	6,509	273
RenaissanceRe Holdings Ltd.	2,618	268
Cullen/Frost Bankers Inc.	3,410	268
Corrections Corp. of America	7,507	268
Weingarten Realty Investors	7,779	266
Douglas Emmett Inc.	9,257	264
American Campus Communities Inc.	6,668	263
Old Republic International Corp.	16,839	258
White Mountains Insurance Group Ltd.	402	255
Brown & Brown Inc.	7,796	254
Two Harbors Investment Corp.	23,578	253
* Vantiv Inc. Class A	8,015	251
Equity Lifestyle Properties Inc.	5,347	244
Commerce Bancshares Inc.	5,265	243
Retail Properties of America Inc.	15,198	240
Home Properties Inc.	3,733	240
SLM Corp.	26,904	238
Allied World Assurance Co. Holdings AG	6,317	234
Validus Holdings Ltd.	5,956	233
City National Corp.	3,066	233
* Equity Commonwealth	8,296	223
* Forest City Enterprises Inc. Class A	10,524	219
NorthStar Realty Finance Corp.	11,721	217
* NorthStar Asset Management Group. Inc.	11,721	217
Chimera Investment Corp.	65,182	216
Synovus Financial Corp.	8,830	213
BankUnited Inc.	6,566	207
* Popular Inc.	6,641	206
Columbia Property Trust Inc.	7,980	205
CBL & Associates Properties Inc.	10,750	204

8

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Tanger Factory Outlet Centers Inc.	5,747	201
MFA Financial Inc.	23,583	199
Piedmont Office Realty Trust Inc. Class A	10,090	197
First Niagara Financial Group Inc.	22,409	195
Washington Prime Group Inc.	9,905	193
Post Properties Inc.	3,504	193
Healthcare Trust of America Inc. Class A	15,170	189
StanCorp Financial Group Inc.	2,842	186
First Horizon National Corp.	15,167	184
ProAssurance Corp.	3,985	184
Associated Banc-Corp	10,088	183
Federated Investors Inc. Class B	5,953	183
Hanover Insurance Group Inc.	2,850	181
Aspen Insurance Holdings Ltd.	4,238	180
Gaming and Leisure Properties Inc.	5,317	177
* CoreLogic Inc.	6,142	174
Endurance Specialty Holdings Ltd.	2,884	167
Bank of Hawaii Corp.	2,874	167
TCF Financial Corp.	10,474	165
Brandywine Realty Trust	10,051	161
American Homes 4 Rent Class A	8,928	160
Corporate Office Properties Trust	5,493	156
Fulton Financial Corp.	12,344	142
Erie Indemnity Co. Class A	1,568	120
BOK Financial Corp.	1,770	119
Santander Consumer USA Holdings Inc.	5,621	105
Artisan Partners Asset Management Inc. Class A	1,805	100
* MBIA Inc.	9,046	94
Mercury General Corp.	1,783	91
Morningstar Inc.	1,277	88
* FNFV Group	5,844	88
Interactive Brokers Group Inc.	3,502	82
Brixmor Property Group Inc.	3,217	76
* TFS Financial Corp.	4,750	69
CNA Financial Corp.	1,663	64
American National Insurance Co.	500	57
* Nationstar Mortgage Holdings Inc.	1,455	51
* Ocwen Financial Corp.	1,357	38
		241,536
Health Care (13.1%)
Johnson & Johnson	181,212	18,797
Pfizer Inc.	408,552	12,007
Merck & Co. Inc.	187,185	11,252
* Gilead Sciences Inc.	98,384	10,584
Amgen Inc.	48,511	6,762
AbbVie Inc.	101,879	5,632
UnitedHealth Group Inc.	62,833	5,446
Bristol-Myers Squibb Co.	106,158	5,377
* Biogen Idec Inc.	15,188	5,210
* Celgene Corp.	51,373	4,882
Medtronic Inc.	63,976	4,085
Abbott Laboratories	96,234	4,065
Eli Lilly & Co.	63,095	4,010
* Actavis plc	16,264	3,692
* Express Scripts Holding Co.	49,550	3,663
Allergan Inc.	19,117	3,129
Thermo Fisher Scientific Inc.	25,595	3,077
McKesson Corp.	14,841	2,894
Baxter International Inc.	34,825	2,611
Covidien plc	28,956	2,514
* Alexion Pharmaceuticals Inc.	12,749	2,158
WellPoint Inc.	17,965	2,093
Aetna Inc.	22,964	1,886
Stryker Corp.	21,561	1,796

9

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Regeneron Pharmaceuticals Inc.	5,055	1,772
Cigna Corp.	17,270	1,634
Cardinal Health Inc.	21,842	1,610
* Illumina Inc.	8,206	1,472
* HCA Holdings Inc.	20,897	1,459
Becton Dickinson and Co.	12,407	1,454
* Vertex Pharmaceuticals Inc.	15,136	1,416
Perrigo Co. plc	8,639	1,285
Humana Inc.	9,943	1,280
St. Jude Medical Inc.	18,281	1,199
* Mylan Inc./PA	24,050	1,169
Zoetis Inc.	32,107	1,138
AmerisourceBergen Corp. Class A	14,539	1,125
* Cerner Corp.	19,171	1,105
* Intuitive Surgical Inc.	2,304	1,083
* Boston Scientific Corp.	84,880	1,076
Zimmer Holdings Inc.	10,821	1,075
* DaVita HealthCare Partners Inc.	11,468	856
CR Bard Inc.	4,930	732
* Edwards Lifesciences Corp.	6,770	672
* BioMarin Pharmaceutical Inc.	9,375	668
* Henry Schein Inc.	5,524	661
Universal Health Services Inc. Class B	5,723	655
* Salix Pharmaceuticals Ltd.	4,068	647
* Jazz Pharmaceuticals plc	3,891	634
* Catamaran Corp.	13,314	627
* Endo International plc	9,734	620
* CareFusion Corp.	13,329	612
* Mallinckrodt plc	7,301	595
* Laboratory Corp. of America Holdings	5,486	588
Quest Diagnostics Inc.	9,295	588
* Hospira Inc.	10,740	577
* Varian Medical Systems Inc.	6,626	563
* Incyte Corp.	9,264	502
Cooper Cos. Inc.	3,071	501
* Pharmacyclics Inc.	3,938	490
ResMed Inc.	8,933	474
* Medivation Inc.	4,911	448
DENTSPLY International Inc.	9,206	439
* Alkermes plc	9,309	416
* IDEXX Laboratories Inc.	3,329	413
* Community Health Systems Inc.	7,476	406
Omnicare Inc.	6,294	401
* Tenet Healthcare Corp.	6,348	388
* Hologic Inc.	15,250	379
* United Therapeutics Corp.	3,158	372
* MEDNAX Inc.	6,439	369
* QIAGEN NV	14,988	362
* Brookdale Senior Living Inc.	10,360	362
* athenahealth Inc.	2,420	350
* Cubist Pharmaceuticals Inc.	4,811	332
PerkinElmer Inc.	7,304	328
* Covance Inc.	3,697	307
* Sirona Dental Systems Inc.	3,697	301
Teleflex Inc.	2,746	301
* Alnylam Pharmaceuticals Inc.	4,244	296
* Seattle Genetics Inc.	6,581	290
* Centene Corp.	3,685	288
* Align Technology Inc.	5,211	284
* Health Net Inc./CA	5,115	241
* Intercept Pharmaceuticals Inc.	797	231
* VCA Inc.	5,596	228
Techne Corp.	2,385	228
Patterson Cos. Inc.	5,593	225

10

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* LifePoint Hospitals Inc.	2,865	214
* Quintiles Transnational Holdings Inc.	3,707	208
* Alere Inc.	5,381	191
* Envision Healthcare Holdings Inc.	5,212	191
* Charles River Laboratories International Inc.	3,102	183
* Myriad Genetics Inc.	4,732	171
* Allscripts Healthcare Solutions Inc.	11,309	167
* Bio-Rad Laboratories Inc. Class A	1,382	166
Hill-Rom Holdings Inc.	3,603	158
* Bruker Corp.	7,004	141
* Veeva Systems Inc. Class A	2,438	73
* Premier Inc. Class A	2,151	68
		173,152
Materials & Processing (4.3%)
Dow Chemical Co.	77,188	4,133
EI du Pont de Nemours & Co.	58,884	3,893
Monsanto Co.	33,658	3,893
LyondellBasell Industries NV Class A	28,236	3,229
Praxair Inc.	18,834	2,478
Freeport-McMoRan Inc.	66,524	2,419
Precision Castparts Corp.	9,272	2,263
Ecolab Inc.	17,067	1,960
PPG Industries Inc.	8,854	1,823
Air Products & Chemicals Inc.	13,655	1,819
International Paper Co.	27,852	1,349
Alcoa Inc.	74,840	1,243
Sherwin-Williams Co.	5,520	1,204
Nucor Corp.	20,486	1,113
Ingersoll-Rand plc	17,347	1,044
Mosaic Co.	21,462	1,025
Fastenal Co.	19,096	865
CF Industries Holdings Inc.	3,337	860
Eastman Chemical Co.	9,671	798
Sigma-Aldrich Corp.	7,581	788
Newmont Mining Corp.	25,943	703
Celanese Corp. Class A	10,011	626
Ball Corp.	8,878	569
FMC Corp.	8,497	562
Masco Corp.	23,067	541
Ashland Inc.	5,033	540
International Flavors & Fragrances Inc.	5,303	539
Airgas Inc.	4,842	534
Vulcan Materials Co.	8,336	528
Martin Marietta Materials Inc.	3,929	515
Sealed Air Corp.	13,801	498
* WR Grace & Co.	4,890	484
MeadWestvaco Corp.	10,804	465
Rock-Tenn Co. Class A	9,292	457
Valspar Corp.	5,444	440
Packaging Corp. of America	6,345	431
* Crown Holdings Inc.	8,833	426
RPM International Inc.	8,539	402
Rockwood Holdings Inc.	4,648	376
United States Steel Corp.	9,356	362
Huntsman Corp.	12,879	346
Reliance Steel & Aluminum Co.	4,949	346
Acuity Brands Inc.	2,761	342
Steel Dynamics Inc.	14,399	335
Eagle Materials Inc.	3,251	331
Royal Gold Inc.	4,192	326
Albemarle Corp.	5,119	325
* Owens-Illinois Inc.	10,522	324
Southern Copper Corp.	9,300	305
Allegheny Technologies Inc.	7,063	298

11

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Owens Corning	7,659	276
AptarGroup Inc.	4,197	269
Bemis Co. Inc.	6,544	267
Lennox International Inc.	3,175	266
Sonoco Products Co.	6,449	265
* Hexcel Corp.	6,372	262
Westlake Chemical Corp.	2,621	255
Valmont Industries Inc.	1,763	248
NewMarket Corp.	586	238
Cytec Industries Inc.	2,300	237
Timken Co.	5,165	234
Cabot Corp.	4,143	227
Compass Minerals International Inc.	2,229	199
Carpenter Technology Corp.	3,434	188
* USG Corp.	5,948	172
Scotts Miracle-Gro Co. Class A	2,946	170
* Armstrong World Industries Inc.	2,922	169
* MRC Global Inc.	6,600	164
Domtar Corp.	4,287	160
* Platform Specialty Products Corp.	5,431	148
Silgan Holdings Inc.	2,866	144
* Tahoe Resources Inc.	5,420	139
TimkenSteel Corp.	2,582	123
Greif Inc. Class A	2,061	99
* Rayonier Advanced Materials Inc.	2,714	90
* Veritiv Corp.	529	24
Cliffs Natural Resources Inc.	1,128	17
		56,525
Other (0.0%)
* Synchrony Financial	3,500	90

Producer Durables (11.1%)
General Electric Co.	642,169	16,684
United Technologies Corp.	58,741	6,343
Union Pacific Corp.	58,009	6,107
3M Co.	41,944	6,040
Boeing Co.	46,786	5,932
Honeywell International Inc.	50,244	4,785
United Parcel Service Inc. Class B	45,350	4,414
Caterpillar Inc.	40,051	4,368
Accenture plc Class A	40,587	3,290
Lockheed Martin Corp.	17,395	3,027
Danaher Corp.	38,923	2,982
Emerson Electric Co.	45,005	2,881
FedEx Corp.	18,982	2,807
Automatic Data Processing Inc.	30,958	2,584
General Dynamics Corp.	19,569	2,412
Delta Air Lines Inc.	54,371	2,152
Eaton Corp. plc	30,577	2,135
Norfolk Southern Corp.	19,874	2,127
CSX Corp.	64,347	1,989
Deere & Co.	23,380	1,966
Raytheon Co.	20,059	1,932
Illinois Tool Works Inc.	21,875	1,930
American Airlines Group Inc.	46,199	1,798
Northrop Grumman Corp.	13,771	1,752
Cummins Inc.	11,816	1,715
PACCAR Inc.	22,755	1,429
Southwest Airlines Co.	44,376	1,420
Waste Management Inc.	29,917	1,405
Tyco International Ltd.	29,460	1,314
Agilent Technologies Inc.	21,398	1,223
* United Continental Holdings Inc.	23,897	1,138
Parker-Hannifin Corp.	9,619	1,111

12

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Rockwell Automation Inc.	8,894	1,037
Xerox Corp.	74,862	1,034
Roper Industries Inc.	6,426	967
Dover Corp.	10,683	939
WW Grainger Inc.	3,721	916
Stanley Black & Decker Inc.	10,006	916
Paychex Inc.	20,929	872
Pentair plc	12,362	841
AMETEK Inc.	15,762	834
Kansas City Southern	7,102	819
Fluor Corp.	10,265	758
* United Rentals Inc.	6,289	740
* Verisk Analytics Inc. Class A	10,692	686
Textron Inc.	17,920	681
Rockwell Collins Inc.	8,760	674
Republic Services Inc. Class A	17,091	672
Flowserve Corp.	8,794	667
CH Robinson Worldwide Inc.	9,510	649
* Stericycle Inc.	5,453	648
TransDigm Group Inc.	3,406	640
* IHS Inc. Class A	4,419	630
L-3 Communications Holdings Inc.	5,498	604
Pall Corp.	7,124	601
* B/E Aerospace Inc.	6,753	572
* Waters Corp.	5,491	568
* Trimble Navigation Ltd.	16,715	556
Expeditors International of Washington Inc.	12,578	519
Wabtec Corp./DE	6,205	517
* Mettler-Toledo International Inc.	1,862	504
* Quanta Services Inc.	13,578	493
Trinity Industries Inc.	9,858	477
Snap-on Inc.	3,792	474
Hubbell Inc. Class B	3,887	470
* Jacobs Engineering Group Inc.	8,563	462
Towers Watson & Co. Class A	4,184	459
JB Hunt Transport Services Inc.	5,853	442
* Kirby Corp.	3,681	439
Robert Half International Inc.	8,731	438
Xylem Inc./NY	11,680	435
Cintas Corp.	6,407	424
ADT Corp.	11,094	409
Joy Global Inc.	6,427	406
Alaska Air Group Inc.	8,735	405
IDEX Corp.	5,208	401
Manpowergroup Inc.	5,139	399
Chicago Bridge & Iron Co. NV	6,257	397
Iron Mountain Inc.	10,995	396
Waste Connections Inc.	8,028	394
* Colfax Corp.	6,140	391
Donaldson Co. Inc.	9,243	387
Lincoln Electric Holdings Inc.	5,135	365
Pitney Bowes Inc.	12,869	348
Carlisle Cos. Inc.	4,117	341
Nordson Corp.	4,093	332
Huntington Ingalls Industries Inc.	3,215	328
* Genesee & Wyoming Inc. Class A	3,335	328
* Spirit Airlines Inc.	4,644	327
Allegion plc	6,195	319
* Middleby Corp.	3,659	316
Ryder System Inc.	3,437	310
* CoStar Group Inc.	2,141	310
FLIR Systems Inc.	9,150	309
Graco Inc.	3,900	300
* Spirit AeroSystems Holdings Inc. Class A	7,755	297

13

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Avery Dennison Corp.	6,076	292
AGCO Corp.	5,943	290
SPX Corp.	2,782	289
ITT Corp.	5,887	282
Oshkosh Corp.	5,532	275
MSC Industrial Direct Co. Inc. Class A	3,041	274
URS Corp.	4,503	273
* Old Dominion Freight Line Inc.	3,993	266
Copa Holdings SA Class A	2,164	266
Allison Transmission Holdings Inc.	8,637	265
Terex Corp.	7,050	264
Alliant Techsystems Inc.	2,021	255
* Zebra Technologies Corp.	3,241	253
Manitowoc Co. Inc.	8,550	252
Air Lease Corp. Class A	6,547	248
* Copart Inc.	7,113	245
* AECOM Technology Corp.	6,436	244
AO Smith Corp.	4,941	242
* WESCO International Inc.	2,842	239
* Clean Harbors Inc.	3,913	237
Triumph Group Inc.	3,355	233
Kennametal Inc.	5,134	230
Toro Co.	3,705	228
RR Donnelley & Sons Co.	12,799	226
Crane Co.	3,191	222
National Instruments Corp.	6,457	214
Regal-Beloit Corp.	2,965	211
Babcock & Wilcox Co.	7,181	209
Foster Wheeler AG	6,366	208
Lexmark International Inc. Class A	4,081	206
Exelis Inc.	11,979	206
Landstar System Inc.	2,850	193
GATX Corp.	2,892	192
* HD Supply Holdings Inc.	6,789	189
Con-way Inc.	3,674	188
* Genpact Ltd.	10,692	186
Teekay Corp.	2,951	181
Tidewater Inc.	3,193	162
Covanta Holding Corp.	6,799	143
* Navistar International Corp.	3,475	131
Rollins Inc.	3,954	118
Booz Allen Hamilton Holding Corp. Class A	4,845	107
KBR Inc.	2,554	56
		147,271
Technology (16.3%)
Apple Inc.	386,124	39,578
Microsoft Corp.	528,981	24,032
International Business Machines Corp.	60,664	11,666
Intel Corp.	318,853	11,134
* Google Inc. Class A	17,978	10,470
* Google Inc. Class C	18,194	10,400
* Facebook Inc. Class A	126,503	9,465
Oracle Corp.	210,361	8,736
QUALCOMM Inc.	108,174	8,232
Cisco Systems Inc.	328,131	8,200
Hewlett-Packard Co.	121,364	4,612
EMC Corp./MA	131,171	3,873
Texas Instruments Inc.	69,166	3,332
* Yahoo! Inc.	64,524	2,485
* salesforce.com inc	39,339	2,325
* Adobe Systems Inc.	31,938	2,296
* Micron Technology Inc.	68,614	2,237
Applied Materials Inc.	78,022	1,803
* Cognizant Technology Solutions Corp. Class A	38,902	1,779

14

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	Corning Inc.	83,853	1,749
*	Twitter Inc.	30,637	1,524
	Intuit Inc.	18,206	1,514
*	LinkedIn Corp. Class A	6,690	1,510
	Western Digital Corp.	14,315	1,475
	SanDisk Corp.	14,521	1,422
	Broadcom Corp. Class A	34,268	1,349
	Avago Technologies Ltd. Class A	16,084	1,320
	Symantec Corp.	44,410	1,078
	Amphenol Corp. Class A	10,100	1,040
	Analog Devices Inc.	20,122	1,029
*	SBA Communications Corp. Class A	8,314	917
	NetApp Inc.	21,143	891
	Motorola Solutions Inc.	14,401	855
	KLA-Tencor Corp.	10,706	818
*	Autodesk Inc.	14,583	782
*	Electronic Arts Inc.	20,185	764
	Lam Research Corp.	10,452	752
	Activision Blizzard Inc.	31,662	745
*	Citrix Systems Inc.	10,582	744
*	Red Hat Inc.	12,147	740
	Xilinx Inc.	17,104	723
	Juniper Networks Inc.	30,535	708
	Altera Corp.	19,975	706
*	Equinix Inc.	3,215	702
	NVIDIA Corp.	35,612	693
*	Akamai Technologies Inc.	11,449	692
	Skyworks Solutions Inc.	12,147	688
	Linear Technology Corp.	15,161	684
	Microchip Technology Inc.	12,841	627
*	F5 Networks Inc.	4,864	604
	CA Inc.	20,404	576
*	ServiceNow Inc.	9,223	564
	Maxim Integrated Products Inc.	18,034	557
	Computer Sciences Corp.	9,311	557
*	VMware Inc. Class A	5,626	555
*	Workday Inc. Class A	6,001	547
	Harris Corp.	6,911	493
*	ANSYS Inc.	5,967	485
	Amdocs Ltd.	10,296	485
*	Teradata Corp.	10,058	459
*	VeriSign Inc.	7,798	445
*	Gartner Inc.	5,756	429
*	Splunk Inc.	7,578	409
*	Synopsys Inc.	9,851	403
*	Arrow Electronics Inc.	6,471	403
	Avnet Inc.	8,863	395
*	Stratasys Ltd.	3,201	384
*,^	3D Systems Corp.	7,107	380
*	SunEdison Inc.	17,102	377
*	NCR Corp.	10,762	368
	Marvell Technology Group Ltd.	25,947	361
*	Cree Inc.	7,823	356
	IAC/InterActiveCorp	4,796	334
*	Cadence Design Systems Inc.	18,627	329
*	MICROS Systems Inc.	4,772	324
*	Concur Technologies Inc.	3,043	305
	Brocade Communications Systems Inc.	28,603	302
*	PTC Inc.	7,577	293
*	Ingram Micro Inc.	9,985	288
*	Palo Alto Networks Inc.	3,383	288
*	Nuance Communications Inc.	16,869	287
*	ON Semiconductor Corp.	28,531	278
	Jabil Circuit Inc.	12,866	278

15

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Yelp Inc. Class A	3,243	267
Solera Holdings Inc.	4,374	267
Teradyne Inc.	12,531	258
* VeriFone Systems Inc.	7,186	251
* ARRIS Group Inc.	8,032	246
* Atmel Corp.	27,145	241
* Informatica Corp.	7,043	240
* NetSuite Inc.	2,681	235
* Fortinet Inc.	8,648	223
* AOL Inc.	5,133	222
* TIBCO Software Inc.	10,431	217
* Riverbed Technology Inc.	10,365	195
DST Systems Inc.	2,006	186
CDW Corp./DE	5,618	186
* Knowles Corp.	5,541	182
* SolarWinds Inc.	4,203	180
* JDS Uniphase Corp.	14,706	170
* Advanced Micro Devices Inc.	39,594	165
* Tech Data Corp.	2,401	162
* Tableau Software Inc. Class A	2,448	160
Leidos Holdings Inc.	4,244	160
Diebold Inc.	4,135	157
* IPG Photonics Corp.	2,176	149
* Dolby Laboratories Inc. Class A	3,161	147
* EchoStar Corp. Class A	2,843	143
* Freescale Semiconductor Ltd.	6,754	142
Vishay Intertechnology Inc.	8,697	139
* IMS Health Holdings Inc.	4,775	133
* Rovi Corp.	5,685	132
* Rackspace Hosting Inc.	3,160	109
* CommScope Holding Co. Inc.	4,042	104
* FireEye Inc.	3,046	95
* Zynga Inc. Class A	21,173	61
Sabre Corp.	2,886	53
* Groupon Inc. Class A	7,049	48
AVX Corp.	3,099	43
		215,862
Utilities (5.2%)
Verizon Communications Inc.	265,258	13,215
AT&T Inc.	332,460	11,623
Duke Energy Corp.	45,314	3,353
NextEra Energy Inc.	28,016	2,758
Dominion Resources Inc./VA	37,338	2,622
Southern Co.	57,164	2,538
Exelon Corp.	55,007	1,838
American Electric Power Co. Inc.	31,292	1,680
Sempra Energy	15,759	1,670
CenturyLink Inc.	36,770	1,507
PPL Corp.	40,539	1,404
PG&E Corp.	29,878	1,389
Edison International	20,804	1,230
Public Service Enterprise Group Inc.	32,298	1,208
Consolidated Edison Inc.	18,793	1,088
Xcel Energy Inc.	32,118	1,029
Northeast Utilities	20,340	933
FirstEnergy Corp.	26,953	923
DTE Energy Co.	11,430	894
Entergy Corp.	11,527	892
NiSource Inc.	20,149	799
AES Corp./VA	46,401	704
CenterPoint Energy Inc.	27,700	688
NRG Energy Inc.	21,630	666
Wisconsin Energy Corp.	14,369	651
* Calpine Corp.	27,131	645

16

	Vanguard® Russell 1000 Index Fund
	Schedule of Investments
	August 31, 2014

					Market
					Value
				Shares	($000)
	Ameren Corp.			15,653	626
	American Water Works Co. Inc.			11,543	584
	CMS Energy Corp.			17,332	529
*	Level 3 Communications Inc.			11,525	518
*	T-Mobile US Inc.			17,033	512
	OGE Energy Corp.			12,726	478
	SCANA Corp.			9,098	473
	Pepco Holdings Inc.			16,135	445
	Windstream Holdings Inc.			38,668	437
	Frontier Communications Corp.			63,645	433
	Alliant Energy Corp.			7,158	419
	National Fuel Gas Co.			5,424	415
	AGL Resources Inc.			7,577	404
	Pinnacle West Capital Corp.			7,072	403
	UGI Corp.			7,459	395
	MDU Resources Group Inc.			12,310	385
	Energen Corp.			4,697	378
	ITC Holdings Corp.			10,029	375
*	tw telecom inc Class A			8,932	367
	Integrys Energy Group Inc.			5,148	350
	Atmos Energy Corp.			6,371	322
	Westar Energy Inc. Class A			8,178	302
	Aqua America Inc.			11,209	280
	TECO Energy Inc.			14,990	271
	Questar Corp.			11,137	262
*	Sprint Corp.			46,465	261
	Great Plains Energy Inc.			9,774	251
	Vectren Corp.			5,280	218
^	Hawaiian Electric Industries Inc.			6,579	167
	Telephone & Data Systems Inc.			5,472	144
*	United States Cellular Corp.			932	35
					69,386
	Total Common Stocks (Cost $998,158)				1,316,091

		Coupon
	Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.4%)
2,3	Vanguard Market Liquidity Fund	0.113%		5,265,000	5,265

				Face
			Maturity	Amount
			Date	($000)
	U.S. Government and Agency Obligations (0.0%)
4,5	Federal Home Loan Bank Discount Notes	0.100%	2/4/15	600	600
	Total Temporary Cash Investments (Cost $5,865)				5,865
	Total Investments (99.8%) (Cost $1,004,023)				1,321,956
	Other Assets and Liabilities—Net (0.2%)[3]				2,285
	Net Assets (100%)				1,324,241

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $252,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $264,000 of collateral received for securities on loan.

17

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2014

4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

18

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (7.5%)
Wal-Mart Stores Inc.	211,702	15,984
Time Warner Inc.	130,561	10,057
Ford Motor Co.	574,792	10,007
General Motors Co.	237,538	8,266
Target Corp.	84,063	5,050
Walt Disney Co.	41,470	3,727
Johnson Controls Inc.	71,927	3,511
Twenty-First Century Fox Inc. Class A	73,924	2,618
Carnival Corp.	62,696	2,375
Kohl's Corp.	29,335	1,725
* TRW Automotive Holdings Corp.	16,481	1,587
Whirlpool Corp.	10,347	1,583
Royal Caribbean Cruises Ltd.	24,408	1,556
L Brands Inc.	23,296	1,487
* Liberty Media Corp.	28,188	1,366
Starwood Hotels & Resorts Worldwide Inc.	15,821	1,338
* Mohawk Industries Inc.	9,147	1,336
* News Corp. Class A	74,158	1,307
* MGM Resorts International	51,067	1,250
Comcast Corp. Class A	21,579	1,181
Gannett Co. Inc.	34,009	1,148
* Bed Bath & Beyond Inc.	17,671	1,136
Mattel Inc.	32,474	1,120
Staples Inc.	94,312	1,102
* Liberty Interactive Corp. Class A	36,806	1,087
PulteGroup Inc.	55,230	1,062
Foot Locker Inc.	18,708	1,050
Garmin Ltd.	17,930	974
Lennar Corp. Class A	24,776	971
Best Buy Co. Inc.	30,139	961
* Toll Brothers Inc.	26,745	952
DR Horton Inc.	43,211	937
Darden Restaurants Inc.	19,387	917
* Jarden Corp.	13,064	781
Macy's Inc.	12,431	774
* Liberty Media Corp. Class A	14,094	694
* Dollar General Corp.	10,809	692
GameStop Corp. Class A	15,779	666
* Visteon Corp.	6,460	654
Comcast Corp.	11,200	612
Fortune Brands Home & Security Inc.	14,109	610
International Game Technology	36,026	607
* Madison Square Garden Co. Class A	9,008	602
CBS Outdoor Americas Inc.	16,418	564
Newell Rubbermaid Inc.	16,353	548
* DISH Network Corp. Class A	8,306	538
Avon Products Inc.	37,515	527
Dick's Sporting Goods Inc.	11,646	525
* CarMax Inc.	9,998	524
Nielsen NV	10,351	486
* JC Penney Co. Inc.	44,538	481
Costco Wholesale Corp.	3,720	450
CBS Corp. Class B	7,257	430
Signet Jewelers Ltd.	3,649	430
DeVry Education Group Inc.	9,770	419
* Apollo Education Group Inc.	14,627	406
* Cabela's Inc.	6,455	394
John Wiley & Sons Inc. Class A	6,517	391
Abercrombie & Fitch Co.	9,028	377
KAR Auction Services Inc.	12,277	370
Graham Holdings Co. Class B	511	367

19

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Ralph Lauren Corp. Class A	2,133	361
Leggett & Platt Inc.	10,231	359
* Hyatt Hotels Corp. Class A	5,701	348
DSW Inc. Class A	11,045	342
* Ascena Retail Group Inc.	19,007	331
Wendy's Co.	40,412	329
Big Lots Inc.	6,364	295
Marriott International Inc. Class A	4,182	290
Gentex Corp.	8,942	264
Choice Hotels International Inc.	4,818	261
Lear Corp.	2,275	230
* DreamWorks Animation SKG Inc. Class A	10,484	229
* Live Nation Entertainment Inc.	10,369	228
* Murphy USA Inc.	3,879	211
Chico's FAS Inc.	12,606	199
Aaron's Inc.	7,680	197
PVH Corp.	1,587	185
Regal Entertainment Group Class A	8,504	179
* Urban Outfitters Inc.	4,337	173
* Sally Beauty Holdings Inc.	6,120	171
Service Corp. International	7,619	169
Penske Automotive Group Inc.	3,452	166
AMERCO	528	147
Dillard's Inc. Class A	1,167	133
Genuine Parts Co.	1,519	133
Hasbro Inc.	2,525	133
* Taylor Morrison Home Corp. Class A	4,757	94
CST Brands Inc.	2,098	73
Family Dollar Stores Inc.	793	63
* Starz	1,707	53
Coty Inc. Class A	2,558	44
* Norwegian Cruise Line Holdings Ltd.	1,043	35
* HomeAway Inc.	1,024	34
* Sears Holdings Corp.	843	29
Clear Channel Outdoor Holdings Inc. Class A	3,298	23
Aramark	772	20
		112,178
Consumer Staples (5.8%)
Procter & Gamble Co.	377,485	31,373
CVS Caremark Corp.	148,466	11,796
Mondelez International Inc. Class A	250,553	9,068
Philip Morris International Inc.	96,255	8,238
Archer-Daniels-Midland Co.	87,107	4,343
Walgreen Co.	35,080	2,123
Sysco Corp.	54,153	2,049
ConAgra Foods Inc.	62,594	2,016
Bunge Ltd.	21,725	1,839
JM Smucker Co.	15,452	1,585
Tyson Foods Inc. Class A	40,250	1,532
Molson Coors Brewing Co. Class B	20,314	1,502
Whole Foods Market Inc.	31,096	1,217
Safeway Inc.	33,653	1,170
Energizer Holdings Inc.	9,085	1,104
Kimberly-Clark Corp.	9,486	1,024
Colgate-Palmolive Co.	14,154	916
Ingredion Inc.	9,578	764
Altria Group Inc.	15,644	674
Reynolds American Inc.	11,103	649
Campbell Soup Co.	8,471	380
* Rite Aid Corp.	47,099	293
Clorox Co.	3,135	278
Pinnacle Foods Inc.	8,014	259
* Pilgrim's Pride Corp.	8,014	239
Kellogg Co.	3,486	226

20

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Constellation Brands Inc. Class A	1,678	146
*	Hain Celestial Group Inc.	616	61
			86,864
Energy (13.6%)
	Exxon Mobil Corp.	635,250	63,182
	Chevron Corp.	281,465	36,436
	ConocoPhillips	181,642	14,753
	Occidental Petroleum Corp.	116,289	12,063
	Anadarko Petroleum Corp.	69,414	7,822
	Apache Corp.	56,917	5,796
	National Oilwell Varco Inc.	57,963	5,010
	Devon Energy Corp.	60,238	4,543
	Phillips 66	49,340	4,294
	Marathon Oil Corp.	99,780	4,160
	Hess Corp.	41,114	4,157
	Spectra Energy Corp.	99,027	4,125
	Baker Hughes Inc.	58,991	4,079
	Valero Energy Corp.	59,937	3,245
	Kinder Morgan Inc.	70,271	2,829
	Murphy Oil Corp.	26,428	1,651
	Cimarex Energy Co.	11,280	1,637
	Chesapeake Energy Corp.	60,101	1,635
*	Whiting Petroleum Corp.	15,915	1,475
	Seadrill Ltd.	37,023	1,379
	CONSOL Energy Inc.	33,817	1,362
	HollyFrontier Corp.	24,196	1,211
	Noble Energy Inc.	15,471	1,116
	Nabors Industries Ltd.	40,091	1,091
	ONEOK Inc.	14,286	1,003
*	Newfield Exploration Co.	20,353	912
	Denbury Resources Inc.	51,259	883
	Marathon Petroleum Corp.	9,671	880
	QEP Resources Inc.	23,432	833
*	Cameron International Corp.	11,159	829
*	WPX Energy Inc.	30,505	812
	Superior Energy Services Inc.	21,203	760
*	First Solar Inc.	10,696	745
	Tesoro Corp.	10,691	692
	Peabody Energy Corp.	41,093	653
	Rowan Cos. plc Class A	18,848	571
	Golar LNG Ltd.	7,572	477
	Helmerich & Payne Inc.	4,529	476
*	NOW Inc.	14,252	471
	Diamond Offshore Drilling Inc.	10,223	449
*	Unit Corp.	6,754	444
*	Oil States International Inc.	6,836	441
*	Ultra Petroleum Corp.	16,304	433
*,^	SandRidge Energy Inc.	71,661	376
*	Atwood Oceanics Inc.	7,369	364
	World Fuel Services Corp.	8,160	362
	Patterson-UTI Energy Inc.	10,263	354
*	SunPower Corp. Class A	6,066	232
	EQT Corp.	2,202	218
	PBF Energy Inc. Class A	6,978	198
*	Gulfport Energy Corp.	2,427	142
*	Seventy Seven Energy, Inc.	4,222	99
*	EP Energy Corp. Class A	4,899	95
	Frank's International NV	4,423	89
*	Cobalt International Energy Inc.	4,766	73
	CVR Energy Inc.	1,342	67
*	Laredo Petroleum Inc.	1,485	35
*	Rice Energy Inc.	422	12
			204,531

21

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Financial Services (29.1%)
* Berkshire Hathaway Inc. Class B	270,570	37,136
Wells Fargo & Co.	706,456	36,340
JPMorgan Chase & Co.	559,898	33,286
Bank of America Corp.	1,555,487	25,028
Citigroup Inc.	449,342	23,209
American International Group Inc.	214,055	12,000
Goldman Sachs Group Inc.	66,154	11,849
US Bancorp	254,341	10,754
Morgan Stanley	227,252	7,797
MetLife Inc.	138,152	7,562
Capital One Financial Corp.	84,736	6,953
PNC Financial Services Group Inc.	78,898	6,687
Bank of New York Mellon Corp.	169,086	6,625
Prudential Financial Inc.	67,898	6,090
ACE Ltd.	50,025	5,319
Travelers Cos. Inc.	51,338	4,862
State Street Corp.	63,571	4,579
Discover Financial Services	68,845	4,294
Aflac Inc.	67,014	4,104
BB&T Corp.	106,089	3,960
Charles Schwab Corp.	138,587	3,951
Allstate Corp.	64,034	3,937
BlackRock Inc.	11,636	3,846
CME Group Inc.	47,114	3,607
Equity Residential	53,363	3,547
Chubb Corp.	36,095	3,319
Prologis Inc.	73,754	3,019
SunTrust Banks Inc.	78,633	2,994
HCP Inc.	68,145	2,953
AvalonBay Communities Inc.	19,111	2,945
Fifth Third Bancorp	125,541	2,562
Host Hotels & Resorts Inc.	111,742	2,550
Hartford Financial Services Group Inc.	66,430	2,461
Boston Properties Inc.	19,963	2,424
Northern Trust Corp.	34,908	2,421
M&T Bank Corp.	19,408	2,399
Principal Financial Group Inc.	43,835	2,380
Weyerhaeuser Co.	69,390	2,356
Ameriprise Financial Inc.	18,250	2,295
Vornado Realty Trust	21,457	2,272
Invesco Ltd.	54,235	2,215
Progressive Corp.	87,554	2,191
Lincoln National Corp.	39,044	2,149
Fidelity National Information Services Inc.	37,307	2,117
Loews Corp.	48,205	2,108
Regions Financial Corp.	204,027	2,071
General Growth Properties Inc.	83,771	2,058
Thomson Reuters Corp.	52,652	1,996
Simon Property Group Inc.	11,577	1,968
Intercontinental Exchange Inc.	9,719	1,837
Essex Property Trust Inc.	9,286	1,796
KeyCorp	130,918	1,782
American Realty Capital Properties Inc.	134,844	1,775
Annaly Capital Management Inc.	139,814	1,664
SL Green Realty Corp.	14,254	1,559
Ventas Inc.	23,109	1,520
Realty Income Corp.	33,067	1,479
Health Care REIT Inc.	21,436	1,449
Kimco Realty Corp.	60,633	1,424
Marsh & McLennan Cos. Inc.	26,709	1,418
Unum Group	38,364	1,391
CIT Group Inc.	28,879	1,385
XL Group plc Class A	40,496	1,384

22

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Markel Corp.	2,093	1,381
Macerich Co.	20,898	1,364
Comerica Inc.	27,096	1,364
Digital Realty Trust Inc.	20,253	1,322
American Capital Agency Corp.	51,740	1,224
Huntington Bancshares Inc.	123,679	1,218
Cincinnati Financial Corp.	24,530	1,180
Leucadia National Corp.	46,146	1,150
* FNF Group	40,466	1,146
Navient Corp.	63,464	1,139
Everest Re Group Ltd.	6,842	1,121
UDR Inc.	37,391	1,119
* Arch Capital Group Ltd.	19,626	1,091
Torchmark Corp.	19,741	1,077
* Alleghany Corp.	2,472	1,066
* Genworth Financial Inc. Class A	73,375	1,041
New York Community Bancorp Inc.	64,569	1,030
Raymond James Financial Inc.	18,289	999
WP Carey Inc.	14,519	991
First Republic Bank	20,133	985
* E*TRADE Financial Corp.	43,219	962
Camden Property Trust	12,691	950
Duke Realty Corp.	49,033	912
Aon plc	10,349	902
Zions Bancorporation	30,028	875
PartnerRe Ltd.	7,595	848
Alexandria Real Estate Equities Inc.	10,611	839
Protective Life Corp.	11,895	826
Voya Financial Inc.	21,013	821
DDR Corp.	44,785	816
Mid-America Apartment Communities Inc.	10,891	788
* SVB Financial Group	6,929	771
Starwood Property Trust Inc.	32,312	771
Regency Centers Corp.	13,476	770
Hudson City Bancorp Inc.	77,985	770
Kilroy Realty Corp.	12,159	769
Liberty Property Trust	21,603	765
NASDAQ OMX Group Inc.	17,552	763
Axis Capital Holdings Ltd.	15,763	760
HCC Insurance Holdings Inc.	14,978	751
East West Bancorp Inc.	20,796	725
WR Berkley Corp.	14,868	719
Assurant Inc.	10,577	706
Senior Housing Properties Trust	29,759	694
People's United Financial Inc.	46,151	690
Spirit Realty Capital Inc.	58,231	688
National Retail Properties Inc.	18,052	670
Equifax Inc.	8,276	652
Hospitality Properties Trust	22,093	650
Jones Lang LaSalle Inc.	4,864	650
BioMed Realty Trust Inc.	28,410	638
RenaissanceRe Holdings Ltd.	6,127	627
PacWest Bancorp	14,866	623
Weingarten Realty Investors	17,945	614
American Campus Communities Inc.	15,458	611
Corrections Corp. of America	16,986	605
Cullen/Frost Bankers Inc.	7,698	605
Assured Guaranty Ltd.	24,994	604
Reinsurance Group of America Inc. Class A	7,250	602
Douglas Emmett Inc.	21,012	600
Franklin Resources Inc.	10,591	599
Old Republic International Corp.	38,777	595
White Mountains Insurance Group Ltd.	914	580
Two Harbors Investment Corp.	53,370	572

23

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Rayonier Inc.	16,251	557
Retail Properties of America Inc.	34,510	546
Plum Creek Timber Co. Inc.	13,380	544
Commerce Bancshares Inc.	11,779	543
Brown & Brown Inc.	16,612	542
Home Properties Inc.	8,399	539
Validus Holdings Ltd.	13,711	536
Allied World Assurance Co. Holdings AG	14,466	535
American Financial Group Inc.	8,759	525
City National Corp.	6,876	522
* Forest City Enterprises Inc. Class A	25,072	521
* Equity Commonwealth	19,136	514
Synovus Financial Corp.	20,647	499
* Realogy Holdings Corp.	12,112	494
Chimera Investment Corp.	149,047	493
* Howard Hughes Corp.	3,022	479
* Popular Inc.	15,416	477
Legg Mason Inc.	9,636	475
BankUnited Inc.	14,913	471
Omega Healthcare Investors Inc.	12,352	465
CBL & Associates Properties Inc.	24,318	462
MFA Financial Inc.	54,526	460
Post Properties Inc.	8,299	457
Piedmont Office Realty Trust Inc. Class A	23,426	457
First Niagara Financial Group Inc.	51,517	448
Washington Prime Group Inc.	22,745	444
First Horizon National Corp.	36,303	441
Federal Realty Investment Trust	3,520	439
* MSCI Inc. Class A	9,475	437
NorthStar Realty Finance Corp.	23,048	427
StanCorp Financial Group Inc.	6,507	426
Aspen Insurance Holdings Ltd.	10,016	426
Brandywine Realty Trust	26,511	425
Associated Banc-Corp	23,172	421
Hanover Insurance Group Inc.	6,443	409
Dun & Bradstreet Corp.	3,476	408
* CoreLogic Inc.	14,137	400
Columbia Property Trust Inc.	15,496	398
ProAssurance Corp.	8,575	396
American Homes 4 Rent Class A	22,112	395
TCF Financial Corp.	24,988	395
* NorthStar Asset Management Group Inc.	21,048	389
Healthcare Trust of America Inc. Class A	30,479	379
Endurance Specialty Holdings Ltd.	6,534	379
Bank of Hawaii Corp.	6,395	371
SLM Corp.	40,598	360
Corporate Office Properties Trust	12,665	359
Gaming and Leisure Properties Inc.	10,164	338
Apartment Investment & Management Co. Class A	9,667	331
Fulton Financial Corp.	27,245	314
Public Storage	1,657	290
BOK Financial Corp.	3,911	264
Santander Consumer USA Holdings Inc.	11,943	222
* MBIA Inc.	20,864	218
Mercury General Corp.	4,168	214
* FNFV Group	13,489	202
Interactive Brokers Group Inc.	8,614	202
Tanger Factory Outlet Centers Inc.	4,974	174
Total System Services Inc.	5,377	169
Brixmor Property Group Inc.	7,055	167
TD Ameritrade Holding Corp.	4,841	160
Equity Lifestyle Properties Inc.	3,372	154
CNA Financial Corp.	3,897	151
* TFS Financial Corp.	10,210	147

24

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
American National Insurance Co.	967	110
* Ally Financial Inc.	4,145	102
Federated Investors Inc. Class B	3,229	99
Arthur J Gallagher & Co.	1,262	60
* Signature Bank	455	54
Taubman Centers Inc.	544	41
SEI Investments Co.	926	35
* Nationstar Mortgage Holdings Inc.	235	8
		437,875
Health Care (13.0%)
Johnson & Johnson	352,781	36,594
Pfizer Inc.	943,565	27,731
Merck & Co. Inc.	371,819	22,350
UnitedHealth Group Inc.	144,985	12,567
Medtronic Inc.	147,784	9,436
Abbott Laboratories	222,476	9,397
Eli Lilly & Co.	145,667	9,259
Bristol-Myers Squibb Co.	157,847	7,995
Covidien plc	66,611	5,784
WellPoint Inc.	41,290	4,811
Thermo Fisher Scientific Inc.	35,218	4,234
Cigna Corp.	36,622	3,464
Cardinal Health Inc.	46,218	3,406
* HCA Holdings Inc.	43,764	3,056
Aetna Inc.	37,103	3,047
Humana Inc.	22,840	2,940
Zimmer Holdings Inc.	22,928	2,277
Perrigo Co. plc	15,308	2,277
* Boston Scientific Corp.	176,920	2,243
Stryker Corp.	20,175	1,681
* CareFusion Corp.	30,838	1,416
Quest Diagnostics Inc.	21,623	1,367
* Hospira Inc.	25,012	1,344
* DaVita HealthCare Partners Inc.	17,427	1,301
Universal Health Services Inc. Class B	10,125	1,159
* Express Scripts Holding Co.	15,535	1,148
St. Jude Medical Inc.	14,754	968
Omnicare Inc.	14,887	949
* Community Health Systems Inc.	16,855	915
* QIAGEN NV	34,394	831
* Laboratory Corp. of America Holdings	7,475	802
Amgen Inc.	5,740	800
DENTSPLY International Inc.	14,227	679
Teleflex Inc.	6,193	678
PerkinElmer Inc.	13,652	612
* Hologic Inc.	23,625	588
* Health Net Inc.	11,962	565
* VCA Inc.	12,694	517
* LifePoint Hospitals Inc.	6,702	501
Patterson Cos. Inc.	11,433	460
* Alere Inc.	12,315	437
* Bio-Rad Laboratories Inc. Class A	3,239	390
* Mallinckrodt plc	4,490	366
Hill-Rom Holdings Inc.	7,711	338
Cooper Cos. Inc.	1,845	301
* MEDNAX Inc.	4,983	285
Techne Corp.	2,878	275
* Sirona Dental Systems Inc.	3,231	263
* Quintiles Transnational Holdings Inc.	4,405	247
* Charles River Laboratories International Inc.	4,113	243
* Allscripts Healthcare Solutions Inc.	16,332	241
* Intuitive Surgical Inc.	413	194
* Alkermes plc	3,035	136
* Alnylam Pharmaceuticals Inc.	1,470	102

25

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Covance Inc.	792	66
* Myriad Genetics Inc.	1,343	49
* Cubist Pharmaceuticals Inc.	573	40
		196,122
Materials & Processing (3.6%)
Dow Chemical Co.	149,872	8,026
Freeport-McMoRan Inc.	153,313	5,576
Air Products & Chemicals Inc.	31,349	4,176
Alcoa Inc.	173,032	2,874
International Paper Co.	54,040	2,618
Nucor Corp.	47,141	2,561
Mosaic Co.	49,551	2,366
Ingersoll-Rand plc	36,592	2,203
Newmont Mining Corp.	73,756	1,998
CF Industries Holdings Inc.	7,716	1,988
Celanese Corp. Class A	21,289	1,331
Ashland Inc.	11,585	1,242
Vulcan Materials Co.	19,395	1,229
MeadWestvaco Corp.	25,046	1,077
Rock-Tenn Co. Class A	20,992	1,032
Sigma-Aldrich Corp.	9,394	977
United States Steel Corp.	21,808	843
Steel Dynamics Inc.	35,586	827
Reliance Steel & Aluminum Co.	11,671	816
Rockwood Holdings Inc.	10,006	810
Royal Gold Inc.	9,435	734
Allegheny Technologies Inc.	15,875	669
Sonoco Products Co.	15,504	638
Owens Corning	17,683	637
Bemis Co. Inc.	14,734	600
Valmont Industries Inc.	3,666	516
Timken Co.	11,099	503
EI du Pont de Nemours & Co.	7,505	496
AptarGroup Inc.	7,465	479
Cabot Corp.	8,655	474
Cytec Industries Inc.	4,600	474
Albemarle Corp.	6,842	435
Carpenter Technology Corp.	7,427	406
Domtar Corp.	9,686	361
Cliffs Natural Resources Inc.	22,613	341
* Owens-Illinois Inc.	9,630	296
TimkenSteel Corp.	5,549	265
* Tahoe Resources Inc.	10,054	258
Huntsman Corp.	8,760	236
Greif Inc. Class A	4,695	225
* MRC Global Inc.	8,186	203
* Rayonier Advanced Materials Inc.	5,414	180
* WR Grace & Co.	1,727	171
Eastman Chemical Co.	1,972	163
Westlake Chemical Corp.	1,090	106
RPM International Inc.	1,140	54
* Veritiv Corp.	1,032	46
		54,536
Producer Durables (10.1%)
General Electric Co.	1,483,316	38,537
United Technologies Corp.	120,417	13,003
Caterpillar Inc.	72,855	7,946
General Dynamics Corp.	45,125	5,562
Danaher Corp.	68,615	5,257
Eaton Corp. plc	70,353	4,911
Delta Air Lines Inc.	118,692	4,698
CSX Corp.	148,281	4,583
Raytheon Co.	46,185	4,449
Northrop Grumman Corp.	31,677	4,030

26

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Norfolk Southern Corp.	36,029	3,855
FedEx Corp.	24,878	3,679
Deere & Co.	41,888	3,522
Waste Management Inc.	61,662	2,896
Agilent Technologies Inc.	42,163	2,410
Xerox Corp.	172,682	2,385
Stanley Black & Decker Inc.	20,607	1,886
Pentair plc	26,763	1,822
Emerson Electric Co.	26,352	1,687
Textron Inc.	41,009	1,558
Republic Services Inc. Class A	39,527	1,555
L-3 Communications Holdings Inc.	12,870	1,415
Roper Industries Inc.	8,162	1,229
Parker-Hannifin Corp.	10,382	1,199
* Jacobs Engineering Group Inc.	19,618	1,058
Towers Watson & Co. Class A	9,497	1,041
ADT Corp.	26,217	966
Joy Global Inc.	14,961	945
Snap-on Inc.	7,504	938
Manpowergroup Inc.	11,955	927
Hubbell Inc. Class B	7,274	879
* Quanta Services Inc.	24,072	875
Carlisle Cos. Inc.	9,550	792
Ryder System Inc.	7,936	717
SPX Corp.	6,457	672
Fluor Corp.	8,992	664
AGCO Corp.	13,602	664
Oshkosh Corp.	12,312	612
URS Corp.	10,032	608
Terex Corp.	16,008	599
Alliant Techsystems Inc.	4,641	585
Dover Corp.	6,386	561
* WESCO International Inc.	6,552	550
Lincoln Electric Holdings Inc.	7,728	549
* AECOM Technology Corp.	14,499	549
Air Lease Corp. Class A	13,962	529
Kennametal Inc.	11,602	520
ITT Corp.	10,364	496
KBR Inc.	22,138	488
Exelis Inc.	27,620	475
Regal-Beloit Corp.	6,656	473
Babcock & Wilcox Co.	16,131	469
GATX Corp.	7,023	465
RR Donnelley & Sons Co.	26,254	464
Lexmark International Inc. Class A	8,956	453
Pitney Bowes Inc.	16,004	433
Avery Dennison Corp.	8,981	432
Con-way Inc.	8,350	428
Kansas City Southern	3,668	423
Triumph Group Inc.	6,022	418
* Genesee & Wyoming Inc. Class A	4,102	403
Tidewater Inc.	7,551	384
* Genpact Ltd.	20,763	361
Southwest Airlines Co.	11,057	354
Waste Connections Inc.	7,124	350
Tyco International Ltd.	7,268	324
Crane Co.	4,560	317
AO Smith Corp.	5,944	292
Xylem Inc.	7,349	274
PACCAR Inc.	4,331	272
* Navistar International Corp.	7,047	266
Trinity Industries Inc.	5,218	252
Paychex Inc.	5,683	237
Teekay Corp.	3,690	226

27

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
FLIR Systems Inc.	6,539	221
Covanta Holding Corp.	9,256	194
Cintas Corp.	2,918	193
Rockwell Collins Inc.	2,380	183
* Clean Harbors Inc.	2,340	142
Copa Holdings SA Class A	1,046	129
Huntington Ingalls Industries Inc.	1,109	113
Iron Mountain Inc.	3,090	111
Donaldson Co. Inc.	2,169	91
Alaska Air Group Inc.	1,477	68
IDEX Corp.	804	62
* Spirit AeroSystems Holdings Inc. Class A	1,117	43
Booz Allen Hamilton Holding Corp. Class A	109	2
		152,655
Technology (8.8%)
Intel Corp.	673,771	23,528
Microsoft Corp.	431,318	19,595
Cisco Systems Inc.	757,759	18,936
Hewlett-Packard Co.	280,544	10,661
EMC Corp.	273,303	8,071
* Yahoo! Inc.	148,604	5,723
Western Digital Corp.	32,873	3,386
Broadcom Corp. Class A	79,012	3,111
Corning Inc.	148,357	3,095
Symantec Corp.	102,309	2,484
SanDisk Corp.	17,558	1,720
Motorola Solutions Inc.	25,886	1,538
Applied Materials Inc.	59,572	1,376
NVIDIA Corp.	69,419	1,350
CA Inc.	47,674	1,346
NetApp Inc.	31,673	1,335
Analog Devices Inc.	25,460	1,301
Juniper Networks Inc.	55,392	1,285
Lam Research Corp.	17,799	1,280
Computer Sciences Corp.	20,268	1,212
Amdocs Ltd.	23,757	1,119
Altera Corp.	29,426	1,040
* Synopsys Inc.	23,210	949
* Arrow Electronics Inc.	14,532	905
Harris Corp.	12,648	903
* ANSYS Inc.	10,391	845
Marvell Technology Group Ltd.	59,181	823
* NCR Corp.	22,138	756
Avnet Inc.	16,058	715
Brocade Communications Systems Inc.	64,161	677
* Ingram Micro Inc.	23,102	666
* Nuance Communications Inc.	39,149	666
Jabil Circuit Inc.	29,430	635
* Micron Technology Inc.	19,133	624
* SunEdison Inc.	26,561	585
Activision Blizzard Inc.	24,307	572
Teradyne Inc.	27,002	556
* AOL Inc.	12,118	524
IAC/InterActiveCorp	6,384	444
* Electronic Arts Inc.	11,206	424
* Knowles Corp.	12,492	411
* JDS Uniphase Corp.	33,781	390
* Autodesk Inc.	7,266	390
* Stratasys Ltd.	3,119	374
Leidos Holdings Inc.	9,791	369
* Tech Data Corp.	5,435	367
* Cree Inc.	8,036	366
* Dolby Laboratories Inc. Class A	7,058	329
* Rovi Corp.	13,901	321

28

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Vishay Intertechnology Inc.	19,441	311
* ON Semiconductor Corp.	31,410	307
* Zynga Inc. Class A	105,405	305
* EchoStar Corp. Class A	4,665	235
* Teradata Corp.	4,856	222
* MICROS Systems Inc.	2,751	187
* Citrix Systems Inc.	2,272	160
KLA-Tencor Corp.	2,037	156
Maxim Integrated Products Inc.	3,379	104
AVX Corp.	6,172	85
DST Systems Inc.	865	80
* FireEye Inc.	2,432	76
* Informatica Corp.	1,604	55
* Freescale Semiconductor Ltd.	1,485	31
		132,392
Utilities (8.3%)
AT&T Inc.	767,807	26,843
Duke Energy Corp.	104,498	7,732
NextEra Energy Inc.	64,377	6,338
Southern Co.	131,617	5,844
Dominion Resources Inc.	80,662	5,664
Exelon Corp.	126,727	4,235
American Electric Power Co. Inc.	72,069	3,870
Sempra Energy	36,229	3,839
PPL Corp.	98,294	3,404
CenturyLink Inc.	79,632	3,264
PG&E Corp.	68,637	3,190
Edison International	48,135	2,847
Public Service Enterprise Group Inc.	74,722	2,794
Consolidated Edison Inc.	43,621	2,525
Xcel Energy Inc.	74,078	2,374
FirstEnergy Corp.	62,449	2,138
Northeast Utilities	46,461	2,132
Entergy Corp.	26,619	2,061
DTE Energy Co.	26,179	2,049
NiSource Inc.	46,818	1,857
AES Corp.	107,859	1,637
CenterPoint Energy Inc.	63,322	1,573
NRG Energy Inc.	50,121	1,543
Wisconsin Energy Corp.	33,596	1,523
Ameren Corp.	35,985	1,439
American Water Works Co. Inc.	26,738	1,353
* Calpine Corp.	54,410	1,293
CMS Energy Corp.	40,187	1,227
* T-Mobile US Inc.	39,641	1,192
OGE Energy Corp.	29,683	1,114
SCANA Corp.	20,667	1,074
Frontier Communications Corp.	149,883	1,019
Pepco Holdings Inc.	36,590	1,008
Alliant Energy Corp.	16,716	978
AGL Resources Inc.	17,889	954
National Fuel Gas Co.	12,285	939
Pinnacle West Capital Corp.	16,062	915
UGI Corp.	17,035	903
MDU Resources Group Inc.	28,233	884
Energen Corp.	10,714	862
Integrys Energy Group Inc.	11,813	802
Atmos Energy Corp.	15,016	759
Westar Energy Inc. Class A	19,369	715
Aqua America Inc.	25,897	648
TECO Energy Inc.	34,524	625
* Sprint Corp.	107,820	605
Questar Corp.	25,561	601
Great Plains Energy Inc.	22,411	575

29

	Vanguard® Russell 1000 Value Index Fund
	Schedule of Investments
	August 31, 2014

					Market
					Value
				Shares	($000)
	Vectren Corp.			12,317	508
^	Hawaiian Electric Industries Inc.			15,171	385
	Telephone & Data Systems Inc.			12,215	322
	Windstream Holdings Inc.			6,925	78
*	Level 3 Communications Inc.			1,621	73
*	United States Cellular Corp.			1,701	64
	ITC Holdings Corp.			1,290	48
					125,238
	Total Common Stocks (Cost $1,216,387)				1,502,391

		Coupon
	Temporary Cash Investments (0.0%)[1]
	Money Market Fund (0.0%)
2,3	Vanguard Market Liquidity Fund	0.113%		225,801	226

				Face
			Maturity	Amount
			Date	($000)
	U.S. Government and Agency Obligations (0.0%)
4,5	Federal Home Loan Bank Discount Notes	0.081%	9/12/14	200	200
	Total Temporary Cash Investments (Cost $426)				426
	Total Investments (99.8%) (Cost $1,216,813)				1,502,817
	Other Assets and Liabilities—Net (0.2%)[3]				2,268
	Net Assets (100%)				1,505,085

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $209,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0. 2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $226,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

30

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (20.3%)
Walt Disney Co.	244,592	21,984
Comcast Corp. Class A	399,407	21,860
Home Depot Inc.	230,428	21,545
* Amazon.com Inc.	63,304	21,463
McDonald's Corp.	166,526	15,607
* eBay Inc.	213,882	11,870
* Priceline Group Inc.	8,691	10,814
Starbucks Corp.	127,099	9,890
NIKE Inc. Class B	117,905	9,261
Lowe's Cos. Inc.	171,960	9,030
Costco Wholesale Corp.	69,972	8,472
Twenty-First Century Fox Inc. Class A	236,891	8,391
TJX Cos. Inc.	118,324	7,053
Time Warner Cable Inc.	46,889	6,936
* DIRECTV	78,754	6,808
Viacom Inc. Class B	72,315	5,868
Yum! Brands Inc.	74,191	5,374
* Netflix Inc.	10,087	4,818
CBS Corp. Class B	79,934	4,739
* Tesla Motors Inc.	16,017	4,320
Las Vegas Sands Corp.	63,251	4,207
VF Corp.	58,127	3,727
* Chipotle Mexican Grill Inc. Class A	5,249	3,562
Omnicom Group Inc.	43,472	3,130
Estee Lauder Cos. Inc. Class A	38,804	2,981
* AutoZone Inc.	5,526	2,978
Macy's Inc.	46,875	2,920
* O'Reilly Automotive Inc.	17,974	2,804
* Michael Kors Holdings Ltd.	34,630	2,775
Ross Stores Inc.	35,716	2,694
Wynn Resorts Ltd.	13,719	2,646
* Dollar General Corp.	39,721	2,542
BorgWarner Inc.	38,733	2,409
Harley-Davidson Inc.	36,653	2,330
Marriott International Inc. Class A	32,594	2,262
* Hertz Global Holdings Inc.	75,349	2,227
Genuine Parts Co.	24,289	2,131
* Charter Communications Inc. Class A	13,376	2,098
Wal-Mart Stores Inc.	27,388	2,068
Gap Inc.	44,791	2,067
* Under Armour Inc. Class A	29,395	2,009
Tiffany & Co.	18,914	1,909
* Dollar Tree Inc.	35,094	1,882
* TripAdvisor Inc.	18,668	1,850
Wyndham Worldwide Corp.	21,504	1,741
Hanesbrands Inc.	16,835	1,729
Coach Inc.	46,535	1,714
* DISH Network Corp. Class A	26,442	1,714
Nielsen NV	35,829	1,684
* Discovery Communications Inc. Class A	38,476	1,682
Advance Auto Parts Inc.	12,212	1,666
* Discovery Communications Inc.	38,476	1,653
Nordstrom Inc.	23,585	1,633
Polaris Industries Inc.	11,170	1,624
* Sirius XM Holdings Inc.	436,976	1,586
Tractor Supply Co.	23,435	1,569
H&R Block Inc.	46,431	1,557
Expedia Inc.	16,883	1,450
Johnson Controls Inc.	29,657	1,448
* LKQ Corp.	50,557	1,436
Scripps Networks Interactive Inc. Class A	18,000	1,435

31

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
PVH Corp.	12,258	1,431
Interpublic Group of Cos. Inc.	70,870	1,384
* CarMax Inc.	25,397	1,331
Harman International Industries Inc.	11,417	1,314
Ralph Lauren Corp. Class A	7,394	1,251
Starwood Hotels & Resorts Worldwide Inc.	14,536	1,229
* Avis Budget Group Inc.	18,015	1,216
* Liberty Interactive Corp. Class A	41,198	1,216
Family Dollar Stores Inc.	15,161	1,210
Goodyear Tire & Rubber Co.	46,408	1,205
PetSmart Inc.	16,670	1,193
Lear Corp.	11,086	1,121
Signet Jewelers Ltd.	9,387	1,106
* Ulta Salon Cosmetics & Fragrance Inc.	10,703	1,041
Williams-Sonoma Inc.	15,706	1,033
* WABCO Holdings Inc.	9,405	971
* Pandora Media Inc.	34,783	941
* Bed Bath & Beyond Inc.	14,604	938
L Brands Inc.	14,668	937
Newell Rubbermaid Inc.	27,487	921
Hasbro Inc.	16,210	854
* NVR Inc.	706	828
* Fossil Group Inc.	7,760	786
Dunkin' Brands Group Inc.	17,704	771
Carter's Inc.	9,192	761
Domino's Pizza Inc.	9,575	722
Mattel Inc.	20,813	718
Lamar Advertising Co. Class A	13,504	709
* Kate Spade & Co.	21,462	694
Cinemark Holdings Inc.	19,281	680
* AutoNation Inc.	12,520	679
Target Corp.	10,608	637
* Panera Bread Co. Class A	4,181	627
Tupperware Brands Corp.	8,529	625
* AMC Networks Inc. Class A	9,925	621
Service Corp. International	27,806	616
* Tempur Sealy International Inc.	10,409	609
Cablevision Systems Corp. Class A	32,740	606
* Hilton Worldwide Holdings Inc.	23,411	593
* Sally Beauty Holdings Inc.	20,703	577
Burger King Worldwide Inc.	17,808	571
Brinker International Inc.	11,227	549
* Urban Outfitters Inc.	13,459	536
* Deckers Outdoor Corp.	5,689	525
* Bally Technologies Inc.	6,562	520
Fortune Brands Home & Security Inc.	11,330	490
* Liberty Ventures Class A	12,343	470
* HomeAway Inc.	14,126	469
* Norwegian Cruise Line Holdings Ltd.	13,759	458
Lions Gate Entertainment Corp.	13,977	453
Nu Skin Enterprises Inc. Class A	10,102	452
Best Buy Co. Inc.	14,055	448
* Liberty TripAdvisor Holdings Inc. Class A	12,343	442
Six Flags Entertainment Corp.	12,001	438
Gentex Corp.	14,235	421
* Starz	13,374	418
Thor Industries Inc.	7,555	406
Avon Products Inc.	28,853	405
Leggett & Platt Inc.	11,187	393
* Jarden Corp.	6,413	383
CST Brands Inc.	10,536	367
Dillard's Inc. Class A	2,981	341
KAR Auction Services Inc.	9,228	278
* Live Nation Entertainment Inc.	11,988	263

32

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
SeaWorld Entertainment Inc.	11,132	231
AMERCO	746	207
Foot Locker Inc.	3,541	199
* Murphy USA Inc.	3,550	193
Whirlpool Corp.	1,220	187
Aramark	6,954	180
Chico's FAS Inc.	10,913	172
Coty Inc. Class A	9,070	156
Penske Automotive Group Inc.	3,092	148
Big Lots Inc.	2,916	135
* MGM Resorts International	5,178	127
Dick's Sporting Goods Inc.	2,664	120
* Sears Holdings Corp.	3,397	118
Kohl's Corp.	1,872	110
DR Horton Inc.	4,331	94
Regal Entertainment Group Class A	4,059	85
Abercrombie & Fitch Co.	1,889	79
* zulily Inc. Class A	2,234	73
Lennar Corp. Class A	1,774	69
* Cabela's Inc.	915	56
CBS Outdoor Americas Inc.	1,409	48
GameStop Corp. Class A	975	41
Aaron's Inc.	1,594	41
* Hyatt Hotels Corp. Class A	373	23
Choice Hotels International Inc.	235	13
Clear Channel Outdoor Holdings Inc. Class A	1,812	13
		355,748
Consumer Staples (9.3%)
Coca-Cola Co.	669,350	27,925
PepsiCo Inc.	255,469	23,628
Altria Group Inc.	317,154	13,663
Philip Morris International Inc.	155,825	13,336
Colgate-Palmolive Co.	138,187	8,945
Walgreen Co.	121,135	7,331
Kraft Foods Group Inc.	100,124	5,897
Kimberly-Clark Corp.	52,574	5,678
General Mills Inc.	103,928	5,548
Kroger Co.	85,654	4,367
Lorillard Inc.	61,044	3,644
Mead Johnson Nutrition Co.	33,899	3,241
Keurig Green Mountain Inc.	23,912	3,188
Kellogg Co.	39,270	2,551
Brown-Forman Corp. Class B	25,934	2,403
Hershey Co.	25,238	2,307
Reynolds American Inc.	39,159	2,290
CVS Caremark Corp.	27,909	2,217
* Constellation Brands Inc. Class A	25,311	2,204
Procter & Gamble Co.	25,985	2,160
* Monster Beverage Corp.	24,043	2,126
Dr Pepper Snapple Group Inc.	33,138	2,085
Coca-Cola Enterprises Inc.	42,427	2,027
Clorox Co.	18,131	1,606
Church & Dwight Co. Inc.	23,102	1,576
McCormick & Co. Inc.	21,888	1,525
Sysco Corp.	36,711	1,389
Hormel Foods Corp.	22,255	1,128
Whole Foods Market Inc.	26,842	1,051
* WhiteWave Foods Co. Class A	29,441	1,031
Campbell Soup Co.	19,567	877
* Hain Celestial Group Inc.	7,895	777
* Rite Aid Corp.	110,753	689
^ Herbalife Ltd.	12,826	654
GNC Holdings Inc. Class A	15,260	579
Flowers Foods Inc.	28,554	559

33

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Archer-Daniels-Midland Co.	10,566	527
* Sprouts Farmers Market Inc.	16,035	496
Spectrum Brands Holdings Inc.	3,469	300
Ingredion Inc.	1,882	150
Tyson Foods Inc. Class A	2,676	102
* Pilgrim's Pride Corp.	1,366	41
		163,818
Energy (6.0%)
Schlumberger Ltd.	219,239	24,037
EOG Resources Inc.	92,279	10,140
Halliburton Co.	142,602	9,641
Williams Cos. Inc.	126,191	7,501
Pioneer Natural Resources Co.	24,203	5,050
Phillips 66	39,282	3,418
* Cheniere Energy Inc.	39,990	3,210
Noble Energy Inc.	43,165	3,114
Marathon Petroleum Corp.	31,486	2,866
* Concho Resources Inc.	19,004	2,699
* FMC Technologies Inc.	39,878	2,466
* Southwestern Energy Co.	59,173	2,437
Cabot Oil & Gas Corp.	70,469	2,364
EQT Corp.	23,125	2,291
Range Resources Corp.	27,611	2,170
* Cameron International Corp.	21,893	1,627
ONEOK Inc.	18,392	1,291
Oceaneering International Inc.	18,091	1,258
Kinder Morgan Inc.	30,452	1,226
* Continental Resources Inc.	7,197	1,161
Valero Energy Corp.	21,427	1,160
Helmerich & Payne Inc.	10,980	1,153
SM Energy Co.	11,288	1,005
Targa Resources Corp.	6,462	902
* Dresser-Rand Group Inc.	13,006	901
* Oasis Petroleum Inc.	17,211	847
* Cobalt International Energy Inc.	53,932	828
Anadarko Petroleum Corp.	6,354	716
* Dril-Quip Inc.	7,010	711
* Gulfport Energy Corp.	11,430	669
Seadrill Ltd.	17,848	665
Tesoro Corp.	9,583	620
Chesapeake Energy Corp.	19,782	538
National Oilwell Varco Inc.	5,957	515
* Antero Resources Corp.	8,726	505
* SolarCity Corp.	6,988	480
Patterson-UTI Energy Inc.	12,056	416
Baker Hughes Inc.	5,993	414
* Athlon Energy Inc.	8,367	389
HollyFrontier Corp.	5,938	297
* Laredo Petroleum Inc.	11,226	265
Cimarex Energy Co.	1,721	250
RPC Inc.	10,037	229
* Rice Energy Inc.	7,706	226
* Ultra Petroleum Corp.	7,477	198
* Whiting Petroleum Corp.	2,006	186
* Kosmos Energy Ltd.	16,941	170
QEP Resources Inc.	3,738	133
Nabors Industries Ltd.	4,810	131
World Fuel Services Corp.	2,683	119
* Atwood Oceanics Inc.	2,370	117
PBF Energy Inc. Class A	3,544	101
Superior Energy Services Inc.	1,740	62
CVR Energy Inc.	1,008	50
* NOW Inc.	1,487	49
* Unit Corp.	516	34

34

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Seventy Seven Energy Inc.	1,413	33
* SunPower Corp. Class A	680	26
Frank's International NV	621	13
		106,090
Financial Services (7.8%)
Visa Inc. Class A	84,487	17,955
American Express Co.	152,810	13,684
MasterCard Inc. Class A	169,722	12,867
Simon Property Group Inc.	39,131	6,653
American Tower Corporation	66,551	6,562
Crown Castle International Corp.	56,277	4,475
Public Storage	22,264	3,900
McGraw Hill Financial Inc.	46,033	3,735
T. Rowe Price Group Inc.	44,290	3,587
Aon plc	38,584	3,363
Marsh & McLennan Cos. Inc.	62,573	3,323
Franklin Resources Inc.	54,924	3,104
Moody's Corp.	31,852	2,980
* Fiserv Inc.	42,051	2,711
BlackRock Inc.	8,164	2,698
* Alliance Data Systems Corp.	9,085	2,404
* FleetCor Technologies Inc.	14,049	2,019
* Affiliated Managers Group Inc.	9,330	1,970
Health Care REIT Inc.	27,634	1,867
Western Union Co.	91,519	1,599
Intercontinental Exchange Inc.	8,161	1,542
Ventas Inc.	23,254	1,530
* CBRE Group Inc. Class A	47,479	1,509
Ameriprise Financial Inc.	11,194	1,408
TD Ameritrade Holding Corp.	39,405	1,305
Arthur J Gallagher & Co.	24,997	1,181
Lazard Ltd. Class A	20,763	1,135
Extra Space Storage Inc.	19,571	1,031
* Ally Financial Inc.	40,806	1,004
* Signature Bank	7,869	932
Federal Realty Investment Trust	7,387	922
FactSet Research Systems Inc.	7,163	913
Charles Schwab Corp.	31,496	898
Broadridge Financial Solutions Inc.	20,652	879
Equifax Inc.	11,093	874
Global Payments Inc.	11,430	831
Jack Henry & Associates Inc.	14,162	819
Eaton Vance Corp.	20,722	811
SEI Investments Co.	21,301	807
Waddell & Reed Financial Inc. Class A	14,634	798
CBOE Holdings Inc.	14,648	777
Taubman Centers Inc.	10,118	771
Vornado Realty Trust	7,211	763
* Zillow Inc. Class A	5,273	756
LPL Financial Holdings Inc.	15,063	733
Total System Services Inc.	21,972	691
* Vantiv Inc. Class A	21,240	664
Plum Creek Timber Co. Inc.	14,573	592
Apartment Investment & Management Co. Class A	14,260	489
* Howard Hughes Corp.	3,083	488
* Ocwen Financial Corp.	17,443	487
Equity Lifestyle Properties Inc.	9,995	457
Invesco Ltd.	10,806	441
* Realogy Holdings Corp.	10,274	419
* MSCI Inc. Class A	8,857	409
Boston Properties Inc.	3,078	374
Federated Investors Inc. Class B	11,726	360
Fidelity National Information Services Inc.	5,848	332
Legg Mason Inc.	6,647	328

35

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Tanger Factory Outlet Centers Inc.	9,227	322
Weyerhaeuser Co.	9,107	309
Erie Indemnity Co. Class A	4,037	309
Reinsurance Group of America Inc. Class A	3,137	260
Jones Lang LaSalle Inc.	1,941	259
Omega Healthcare Investors Inc.	6,728	253
Artisan Partners Asset Management Inc. Class A	4,546	252
Dun & Bradstreet Corp.	2,134	250
Leucadia National Corp.	9,915	247
Morningstar Inc.	3,276	225
SLM Corp.	23,465	208
American Financial Group Inc.	2,080	125
NorthStar Realty Finance Corp.	6,414	119
* NorthStar Asset Management Group Inc.	6,414	119
* Nationstar Mortgage Holdings Inc.	3,020	106
Rayonier Inc.	2,418	83
* SVB Financial Group	717	80
Columbia Property Trust Inc.	3,064	79
Gaming and Leisure Properties Inc.	2,298	77
Healthcare Trust of America Inc. Class A	4,648	58
Brown & Brown Inc.	1,082	35
Santander Consumer USA Holdings Inc.	925	17
		136,708
Health Care (13.2%)
* Gilead Sciences Inc.	258,904	27,853
Amgen Inc.	121,032	16,869
AbbVie Inc.	268,385	14,836
* Biogen Idec Inc.	40,037	13,734
* Celgene Corp.	134,823	12,811
* Actavis plc	42,786	9,712
* Express Scripts Holding Co.	113,103	8,362
Allergan Inc.	50,088	8,198
Johnson & Johnson	74,974	7,777
McKesson Corp.	38,804	7,568
Baxter International Inc.	91,696	6,875
* Alexion Pharmaceuticals Inc.	33,428	5,659
Bristol-Myers Squibb Co.	99,566	5,043
* Regeneron Pharmaceuticals Inc.	13,259	4,648
* Illumina Inc.	23,553	4,224
Merck & Co. Inc.	69,102	4,154
Becton Dickinson and Co.	32,628	3,823
* Vertex Pharmaceuticals Inc.	39,939	3,737
Thermo Fisher Scientific Inc.	27,251	3,276
* Mylan Inc.	63,203	3,072
Zoetis Inc.	84,915	3,009
AmerisourceBergen Corp. Class A	38,022	2,943
* Cerner Corp.	49,986	2,882
Stryker Corp.	33,754	2,812
* Intuitive Surgical Inc.	5,586	2,626
St. Jude Medical Inc.	30,985	2,032
CR Bard Inc.	12,861	1,909
* Edwards Lifesciences Corp.	17,946	1,781
* BioMarin Pharmaceutical Inc.	24,834	1,769
* Henry Schein Inc.	14,310	1,713
* Salix Pharmaceuticals Ltd.	10,741	1,709
* Catamaran Corp.	35,120	1,655
* Endo International plc	25,441	1,621
* Jazz Pharmaceuticals plc	9,940	1,619
* Varian Medical Systems Inc.	17,365	1,476
Aetna Inc.	17,819	1,463
* Incyte Corp.	24,227	1,313
* Pharmacyclics Inc.	10,340	1,286

36

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
ResMed Inc.	23,870	1,266
* Medivation Inc.	13,080	1,194
* Mallinckrodt plc	13,725	1,118
* IDEXX Laboratories Inc.	8,769	1,087
* Tenet Healthcare Corp.	16,556	1,013
* United Therapeutics Corp.	8,268	974
Cooper Cos. Inc.	5,881	959
* Brookdale Senior Living Inc.	27,125	948
* athenahealth Inc.	6,476	935
* Alkermes plc	20,883	934
* Cubist Pharmaceuticals Inc.	12,198	842
* DaVita HealthCare Partners Inc.	10,559	789
* Centene Corp.	9,819	767
* Seattle Genetics Inc.	17,343	763
* Align Technology Inc.	13,931	759
Perrigo Co. plc	5,093	758
* Covance Inc.	8,850	734
* Alnylam Pharmaceuticals Inc.	9,700	676
* MEDNAX Inc.	11,320	648
* Intercept Pharmaceuticals Inc.	2,147	622
* Laboratory Corp. of America Holdings	5,689	610
* Sirona Dental Systems Inc.	6,172	503
* Envision Healthcare Holdings Inc.	13,309	487
Universal Health Services Inc. Class B	3,451	395
* Myriad Genetics Inc.	10,684	387
* Bruker Corp.	18,215	365
* HCA Holdings Inc.	5,102	356
DENTSPLY International Inc.	7,274	347
* Hologic Inc.	13,637	339
Cardinal Health Inc.	4,502	332
Cigna Corp.	3,424	324
Techne Corp.	3,042	291
* Boston Scientific Corp.	20,520	260
* Quintiles Transnational Holdings Inc.	4,420	248
* Charles River Laboratories International Inc.	3,741	221
Zimmer Holdings Inc.	2,065	205
* Veeva Systems Inc. Class A	6,257	188
* Premier Inc. Class A	5,366	169
* Allscripts Healthcare Solutions Inc.	10,936	162
PerkinElmer Inc.	3,496	157
Patterson Cos. Inc.	1,219	49
Hill-Rom Holdings Inc.	628	28
		232,058
Materials & Processing (5.0%)
Monsanto Co.	88,507	10,236
EI du Pont de Nemours & Co.	146,377	9,677
LyondellBasell Industries NV Class A	74,453	8,514
Praxair Inc.	49,308	6,486
Precision Castparts Corp.	24,465	5,971
Ecolab Inc.	44,877	5,153
PPG Industries Inc.	23,397	4,817
Sherwin-Williams Co.	14,558	3,175
Fastenal Co.	49,867	2,258
Eastman Chemical Co.	23,040	1,900
Dow Chemical Co.	32,704	1,751
Ball Corp.	23,591	1,512
FMC Corp.	22,219	1,470
Masco Corp.	60,436	1,418
International Flavors & Fragrances Inc.	13,814	1,403
Airgas Inc.	12,515	1,381
Martin Marietta Materials Inc.	10,442	1,367
Sealed Air Corp.	36,283	1,310
Valspar Corp.	14,233	1,149
Packaging Corp. of America	16,780	1,141

37

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Crown Holdings Inc.	23,311	1,125
* WR Grace & Co.	11,160	1,105
RPM International Inc.	20,840	982
Sigma-Aldrich Corp.	9,166	953
Acuity Brands Inc.	7,357	911
Eagle Materials Inc.	8,582	875
Southern Copper Corp.	24,724	811
Lennox International Inc.	8,201	687
* Hexcel Corp.	16,546	682
Huntsman Corp.	24,317	654
NewMarket Corp.	1,509	614
Westlake Chemical Corp.	5,922	575
International Paper Co.	11,615	563
* Owens-Illinois Inc.	16,444	506
Compass Minerals International Inc.	5,482	488
Scotts Miracle-Gro Co. Class A	7,772	449
* USG Corp.	15,207	441
* Armstrong World Industries Inc.	7,483	432
* Platform Specialty Products Corp.	13,887	379
Silgan Holdings Inc.	7,479	377
Albemarle Corp.	5,237	333
Ingersoll-Rand plc	3,734	225
* MRC Global Inc.	7,603	189
AptarGroup Inc.	2,367	152
Celanese Corp. Class A	2,095	131
Cytec Industries Inc.	702	72
* Tahoe Resources Inc.	2,650	68
Rockwood Holdings Inc.	744	60
Timken Co.	863	39
Cabot Corp.	686	38
Valmont Industries Inc.	257	36
Carpenter Technology Corp.	526	29
* Rayonier Advanced Materials Inc.	804	27
TimkenSteel Corp.	431	21
* Veritiv Corp.	211	9
		87,127
Other (0.0%)
* Synchrony Financial	9,199	237

Producer Durables (12.2%)
Union Pacific Corp.	152,620	16,066
3M Co.	110,341	15,889
Boeing Co.	123,008	15,597
Honeywell International Inc.	131,905	12,561
United Parcel Service Inc. Class B	119,477	11,629
Accenture plc Class A	106,798	8,657
Lockheed Martin Corp.	45,765	7,963
Automatic Data Processing Inc.	81,452	6,800
Emerson Electric Co.	88,193	5,646
Illinois Tool Works Inc.	57,403	5,063
American Airlines Group Inc.	121,139	4,713
Cummins Inc.	30,974	4,495
PACCAR Inc.	54,844	3,445
Southwest Airlines Co.	104,120	3,333
FedEx Corp.	21,446	3,171
Tyco International Ltd.	69,581	3,105
* United Continental Holdings Inc.	63,283	3,013
Rockwell Automation Inc.	23,384	2,727
WW Grainger Inc.	9,861	2,428
Caterpillar Inc.	22,221	2,424
AMETEK Inc.	41,251	2,184
Paychex Inc.	49,302	2,053
* United Rentals Inc.	16,556	1,948
United Technologies Corp.	17,300	1,868

38

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Danaher Corp.	24,212	1,855
Dover Corp.	20,855	1,833
* Verisk Analytics Inc. Class A	28,212	1,811
Flowserve Corp.	23,225	1,763
* Stericycle Inc.	14,358	1,706
CH Robinson Worldwide Inc.	24,971	1,705
TransDigm Group Inc.	8,914	1,676
Kansas City Southern	14,481	1,671
* IHS Inc. Class A	11,485	1,636
Pall Corp.	18,581	1,568
Rockwell Collins Inc.	20,209	1,556
Parker-Hannifin Corp.	13,265	1,532
* B/E Aerospace Inc.	17,652	1,496
* Waters Corp.	14,290	1,478
* Trimble Navigation Ltd.	44,210	1,470
Expeditors International of Washington Inc.	33,665	1,390
Wabtec Corp.	16,083	1,341
* Mettler-Toledo International Inc.	4,888	1,322
Fluor Corp.	16,646	1,230
Norfolk Southern Corp.	11,105	1,188
Robert Half International Inc.	23,237	1,167
JB Hunt Transport Services Inc.	15,404	1,164
* Kirby Corp.	9,659	1,152
Roper Industries Inc.	7,627	1,148
Deere & Co.	13,395	1,126
Chicago Bridge & Iron Co. NV	16,492	1,046
* Colfax Corp.	16,037	1,020
Alaska Air Group Inc.	21,032	975
Trinity Industries Inc.	20,078	971
IDEX Corp.	12,508	962
Iron Mountain Inc.	25,694	924
Donaldson Co. Inc.	22,042	923
Cintas Corp.	13,717	907
Nordson Corp.	10,972	889
* Spirit Airlines Inc.	12,375	871
Xylem Inc.	22,718	846
Allegion plc	16,442	846
* Middleby Corp.	9,749	841
* CoStar Group Inc.	5,510	798
Graco Inc.	10,177	782
* Spirit AeroSystems Holdings Inc. Class A	19,372	743
Huntington Ingalls Industries Inc.	7,125	728
* Old Dominion Freight Line Inc.	10,741	716
MSC Industrial Direct Co. Inc. Class A	7,944	716
Allison Transmission Holdings Inc.	23,085	708
Manitowoc Co. Inc.	23,153	681
* Zebra Technologies Corp.	8,312	649
* Copart Inc.	18,542	638
Waste Connections Inc.	12,939	635
Toro Co.	9,607	591
National Instruments Corp.	17,258	572
FLIR Systems Inc.	16,784	567
Foster Wheeler AG	17,183	561
Copa Holdings SA Class A	4,474	550
Landstar System Inc.	7,343	498
* HD Supply Holdings Inc.	17,350	482
* Clean Harbors Inc.	7,719	467
Agilent Technologies Inc.	7,921	453
Pitney Bowes Inc.	15,210	412
* Genesee & Wyoming Inc. Class A	3,952	389
Waste Management Inc.	7,917	372
Rollins Inc.	11,000	327
Lincoln Electric Holdings Inc.	4,407	313
* Quanta Services Inc.	8,494	309

39

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
AO Smith Corp.	5,926	291
Avery Dennison Corp.	5,916	285
Delta Air Lines Inc.	7,180	284
Stanley Black & Decker Inc.	2,940	269
Booz Allen Hamilton Holding Corp. Class A	11,411	253
Teekay Corp.	3,413	209
Crane Co.	2,838	197
Hubbell Inc. Class B	1,519	184
Snap-on Inc.	1,389	174
ITT Corp.	3,256	156
Covanta Holding Corp.	7,187	151
Pentair plc	2,180	148
Triumph Group Inc.	2,046	142
* Navistar International Corp.	1,850	70
RR Donnelley & Sons Co.	3,219	57
* Genpact Ltd.	2,784	48
Air Lease Corp. Class A	1,065	40
		213,398
Technology (23.8%)
Apple Inc.	1,016,474	104,189
Microsoft Corp.	901,038	40,934
International Business Machines Corp.	159,391	30,651
* Google Inc. Class A	47,316	27,555
* Google Inc. Class C	47,876	27,366
* Facebook Inc. Class A	332,775	24,898
Oracle Corp.	553,584	22,990
QUALCOMM Inc.	284,545	21,654
Texas Instruments Inc.	182,167	8,777
* salesforce.com inc	103,294	6,104
* Adobe Systems Inc.	83,683	6,017
* Micron Technology Inc.	158,774	5,176
* Cognizant Technology Solutions Corp. Class A	102,984	4,709
* Twitter Inc.	80,975	4,029
Intuit Inc.	47,849	3,980
* LinkedIn Corp. Class A	17,608	3,975
Avago Technologies Ltd. Class A	42,036	3,451
Applied Materials Inc.	137,440	3,176
Amphenol Corp. Class A	26,446	2,724
Intel Corp.	71,147	2,484
* SBA Communications Corp. Class A	21,675	2,391
KLA-Tencor Corp.	25,697	1,964
* Equinix Inc.	8,971	1,958
* Red Hat Inc.	32,041	1,952
Xilinx Inc.	45,383	1,917
* Akamai Technologies Inc.	30,121	1,820
Linear Technology Corp.	39,885	1,799
Skyworks Solutions Inc.	31,707	1,797
SanDisk Corp.	18,266	1,789
* Citrix Systems Inc.	25,162	1,768
Microchip Technology Inc.	33,923	1,656
* Autodesk Inc.	30,348	1,628
* F5 Networks Inc.	12,904	1,603
* Electronic Arts Inc.	40,269	1,524
* ServiceNow Inc.	24,194	1,479
* VMware Inc. Class A	14,804	1,459
* Workday Inc. Class A	15,759	1,435
Maxim Integrated Products Inc.	44,202	1,365
Activision Blizzard Inc.	54,786	1,290
Analog Devices Inc.	24,050	1,229
* VeriSign Inc.	20,284	1,158
* Gartner Inc.	15,151	1,130
* Splunk Inc.	19,910	1,074
Corning Inc.	50,968	1,063
EMC Corp.	34,215	1,010

40

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*,^	3D Systems Corp.	18,608	996
*	Teradata Corp.	21,089	963
	NetApp Inc.	20,378	859
*	Cadence Design Systems Inc.	48,012	847
*	Concur Technologies Inc.	8,125	816
*	PTC Inc.	20,171	780
*	Palo Alto Networks Inc.	8,940	760
*	Yelp Inc. Class A	8,697	717
	Solera Holdings Inc.	11,632	709
	Altera Corp.	19,485	689
*	Rackspace Hosting Inc.	19,478	674
*	VeriFone Systems Inc.	19,101	667
*	ARRIS Group Inc.	21,540	659
*	MICROS Systems Inc.	9,564	650
*	Atmel Corp.	71,027	629
*	NetSuite Inc.	6,817	597
*	Fortinet Inc.	22,630	584
*	Informatica Corp.	17,079	582
*	TIBCO Software Inc.	27,131	565
*	Stratasys Ltd.	4,641	557
*	Groupon Inc. Class A	78,606	535
*	Cree Inc.	11,594	528
	Motorola Solutions Inc.	8,695	516
	Lam Research Corp.	7,108	511
*	Riverbed Technology Inc.	26,643	502
*	SolarWinds Inc.	11,146	477
	CDW Corp.	14,196	469
*	Advanced Micro Devices Inc.	107,409	448
*	Tableau Software Inc. Class A	6,240	409
	Diebold Inc.	10,549	401
	Juniper Networks Inc.	16,791	389
*	IPG Photonics Corp.	5,416	372
	DST Systems Inc.	3,972	369
*	ON Semiconductor Corp.	36,912	360
*	FireEye Inc.	11,370	354
	IAC/InterActiveCorp	4,995	348
*	IMS Health Holdings Inc.	12,202	340
*	Freescale Semiconductor Ltd.	15,873	334
*	SunEdison Inc.	13,989	308
	NVIDIA Corp.	14,943	291
*	ANSYS Inc.	3,434	279
*	CommScope Holding Co. Inc.	10,223	263
	Harris Corp.	3,638	260
	Avnet Inc.	4,587	204
	Sabre Corp.	7,380	135
*	NCR Corp.	2,576	88
*	EchoStar Corp. Class A	1,725	87
	Computer Sciences Corp.	1,444	86
	Teradyne Inc.	3,490	72
			418,132
Utilities (2.3%)
	Verizon Communications Inc.	698,155	34,782
*	Level 3 Communications Inc.	28,278	1,271
	Windstream Holdings Inc.	94,187	1,064
*	tw telecom inc Class A	22,984	943
	ITC Holdings Corp.	25,098	938
	Dominion Resources Inc.	5,791	407
	CenturyLink Inc.	5,705	234
*	Calpine Corp.	9,836	234
			39,873
Total Common Stocks (Cost $1,335,631)			1,753,189

41

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2014

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
2,3	Vanguard Market Liquidity Fund	0.113%		456,002	456

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
4	Federal Home Loan Bank Discount Notes	0.095%	10/15/14	100	100
5,6	Freddie Mac Discount Notes	0.077%	10/20/14	100	100
					200
Total Temporary Cash Investments (Cost $656)					656
Total Investments (99.9%) (Cost $1,336,287)					1,753,845
Other Assets and Liabilities—Net (0.1%)[3]					970
Net Assets (100%)					1,754,815

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $442,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and  0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $456,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

42

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43

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18480 102014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (the "Funds") at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

October 15, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (13.8%)
Brunswick Corp.	37,182	1,599
* Tenneco Inc.	24,413	1,564
Dana Holding Corp.	62,858	1,460
Vail Resorts Inc.	14,494	1,152
* Buffalo Wild Wings Inc.	7,578	1,120
* Office Depot Inc.	214,425	1,098
American Eagle Outfitters Inc.	77,956	1,098
Wolverine World Wide Inc.	40,669	1,080
* Restoration Hardware Holdings Inc.	12,502	1,049
Men's Wearhouse Inc.	19,230	1,039
* Time Inc.	44,215	1,038
Pool Corp.	18,090	1,025
Sotheby's	24,432	997
Jack in the Box Inc.	16,054	954
* Skechers U.S.A. Inc. Class A	15,676	915
Cheesecake Factory Inc.	20,026	900
* Five Below Inc.	21,761	883
* TRI Pointe Homes Inc.	58,791	870
* Asbury Automotive Group Inc.	12,294	857
Hillenbrand Inc.	25,183	842
* Houghton Mifflin Harcourt Co.	43,713	839
* Grand Canyon Education Inc.	18,706	809
HSN Inc.	13,308	806
Lithia Motors Inc. Class A	9,154	800
Sinclair Broadcast Group Inc. Class A	27,536	800
* Steven Madden Ltd.	23,368	794
* Shutterfly Inc.	15,448	788
Cooper Tire & Rubber Co.	25,454	785
Group 1 Automotive Inc.	9,708	778
* ANN Inc.	18,777	778
Cracker Barrel Old Country Store Inc.	7,651	768
* Iconix Brand Group Inc.	18,364	765
* Genesco Inc.	9,619	763
* Life Time Fitness Inc.	16,389	756
Texas Roadhouse Inc. Class A	27,951	743
* Conversant Inc.	26,865	740
Ryland Group Inc.	18,813	698
* Gentherm Inc.	14,144	691
New York Times Co. Class A	55,479	687
* Marriott Vacations Worldwide Corp.	11,357	677
PriceSmart Inc.	7,504	673
Meredith Corp.	14,402	671
* Helen of Troy Ltd.	11,465	668
Monro Muffler Brake Inc.	12,635	654
* TiVo Inc.	46,051	649
* Meritage Homes Corp.	15,683	647
* Vistaprint NV	13,346	644
* G-III Apparel Group Ltd.	7,681	634
* Lumber Liquidators Holdings Inc.	11,000	629
Pier 1 Imports Inc.	37,908	597
* Pinnacle Entertainment Inc.	23,896	597
KB Home	33,580	596
Rent-A-Center Inc.	21,171	590
* Express Inc.	33,782	586
Guess? Inc.	24,647	578
Finish Line Inc. Class A	19,349	573
Nexstar Broadcasting Group Inc. Class A	12,281	561
Buckle Inc.	11,307	556
DineEquity Inc.	6,674	555
Matthews International Corp. Class A	11,973	553
* Crocs Inc.	35,098	542

1

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Meritor Inc.	39,235	535
* Fiesta Restaurant Group Inc.	10,740	527
Brown Shoe Co. Inc.	17,508	522
* Bloomin' Brands Inc.	30,952	515
Churchill Downs Inc.	5,385	507
* Bright Horizons Family Solutions Inc.	12,307	501
* Conn's Inc.	11,106	498
* Belmond Ltd. Class A	38,732	495
* American Axle & Manufacturing Holdings Inc.	27,127	491
* Dorman Products Inc.	10,867	487
* Select Comfort Corp.	21,763	487
Papa John's International Inc.	12,278	486
* Standard Pacific Corp.	58,048	486
* Vitamin Shoppe Inc.	12,344	484
* Outerwall Inc.	8,173	482
* LifeLock Inc.	32,275	478
Children's Place Inc.	8,839	475
* Hibbett Sports Inc.	10,383	472
* Sonic Corp.	21,792	460
* Tumi Holdings Inc.	20,309	457
MDC Holdings Inc.	15,656	454
La-Z-Boy Inc.	20,986	448
* Krispy Kreme Doughnuts Inc.	26,124	444
* Shutterstock Inc.	6,099	432
Bob Evans Farms Inc.	9,900	430
Columbia Sportswear Co.	5,611	427
Drew Industries Inc.	9,472	420
* Burlington Stores Inc.	11,491	410
Sonic Automotive Inc. Class A	15,982	395
* Barnes & Noble Inc.	16,446	392
* Constant Contact Inc.	12,585	392
Sturm Ruger & Co. Inc.	7,779	392
Cato Corp. Class A	10,993	381
* Popeyes Louisiana Kitchen Inc.	9,480	380
MDC Partners Inc. Class A	17,277	378
International Speedway Corp. Class A	11,164	374
Scholastic Corp.	10,639	373
* Cooper-Standard Holding Inc.	5,489	360
Oxford Industries Inc.	5,819	357
National CineMedia Inc.	24,394	356
* Penn National Gaming Inc.	31,517	356
* Diamond Resorts International Inc.	14,187	355
* BJ's Restaurants Inc.	9,497	354
* La Quinta Holdings Inc.	17,756	351
* Universal Electronics Inc.	6,381	349
Interval Leisure Group Inc.	15,924	344
* Mattress Firm Holding Corp.	5,922	339
* Media General Inc.	21,811	336
* Multimedia Games Holding Co. Inc.	11,875	330
* Carmike Cinemas Inc.	9,718	329
* Boyd Gaming Corp.	30,269	322
* Tuesday Morning Corp.	17,430	306
* Red Robin Gourmet Burgers Inc.	5,729	304
Standard Motor Products Inc.	7,940	299
Capella Education Co.	4,383	285
* Tower International Inc.	8,261	277
* Caesars Entertainment Corp.	20,560	276
Weight Watchers International Inc.	11,103	274
Movado Group Inc.	7,354	273
* Winnebago Industries Inc.	10,922	270
* Zumiez Inc.	8,313	269
* Cumulus Media Inc. Class A	58,083	267
Regis Corp.	17,501	264
* Strayer Education Inc.	4,349	264

2

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* K12 Inc.	13,789	260
Ethan Allen Interiors Inc.	10,122	255
* Cavco Industries Inc.	3,546	253
* Move Inc.	15,869	252
* FTD Cos. Inc.	7,593	251
* Steiner Leisure Ltd.	5,895	251
* Smith & Wesson Holding Corp.	22,035	244
* Denny's Corp.	34,922	239
* Libbey Inc.	8,611	238
* Pep Boys-Manny Moe & Jack	21,346	237
* EW Scripps Co. Class A	12,515	237
* Francesca's Holdings Corp.	16,927	237
Callaway Golf Co.	31,087	237
* Lands' End Inc.	6,608	228
* HealthStream Inc.	8,770	228
* M/I Homes Inc.	9,811	223
Stage Stores Inc.	12,708	222
* American Public Education Inc.	7,007	213
* Beazer Homes USA Inc.	11,198	211
* Scientific Games Corp. Class A	20,755	211
Fred's Inc. Class A	14,779	210
New Media Investment Group Inc.	12,037	210
* Del Frisco's Restaurant Group Inc.	9,475	210
* Biglari Holdings Inc.	577	207
* Chegg Inc.	29,537	204
* Rentrak Corp.	3,979	203
Inter Parfums Inc.	6,667	203
AMC Entertainment Holdings Inc.	8,443	200
* Caesars Acquisition Co. Class A	18,329	200
* Gray Television Inc.	19,869	197
* Stamps.com Inc.	5,860	197
* Federal-Mogul Holdings Corp.	11,555	197
* Hovnanian Enterprises Inc. Class A	46,817	197
Nutrisystem Inc.	11,990	196
* American Woodmark Corp.	4,938	194
Arctic Cat Inc.	5,171	191
Superior Industries International Inc.	9,734	189
Haverty Furniture Cos. Inc.	8,077	188
* Motorcar Parts of America Inc.	6,049	183
World Wrestling Entertainment Inc. Class A	12,568	183
* MarineMax Inc.	10,508	181
Viad Corp.	8,195	180
* William Lyon Homes Class A	7,036	180
* Vera Bradley Inc.	8,743	179
* Journal Communications Inc. Class A	17,972	178
* Elizabeth Arden Inc.	10,379	178
* Chuy's Holdings Inc.	6,591	173
* LeapFrog Enterprises Inc.	26,182	170
* Orbitz Worldwide Inc.	20,689	170
Ruth's Hospitality Group Inc.	15,010	167
* Eastman Kodak Co.	7,078	164
* Vince Holding Corp.	4,480	163
ClubCorp Holdings Inc.	8,743	162
* Quiksilver Inc.	54,460	158
* RealD Inc.	16,951	158
* Ruby Tuesday Inc.	25,528	158
* Central Garden and Pet Co. Class A	17,320	156
* Revlon Inc. Class A	4,554	155
* Stoneridge Inc.	11,926	149
* Career Education Corp.	27,001	148
* Nautilus Inc.	12,506	148
* Blue Nile Inc.	5,191	147
* Container Store Group Inc.	6,900	146
* Citi Trends Inc.	6,247	145

3

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Eros International plc	8,904	145
	Stein Mart Inc.	11,593	144
*	Christopher & Banks Corp.	14,605	140
*	Aeropostale Inc.	33,334	140
	Harte-Hanks Inc.	19,743	138
	Shoe Carnival Inc.	6,282	135
*	Angie's List Inc.	17,490	134
*	America's Car-Mart Inc.	3,118	132
	Marcus Corp.	7,205	131
*	Tile Shop Holdings Inc.	11,248	130
	National Presto Industries Inc.	1,937	127
	Remy International Inc.	5,725	127
*	XO Group Inc.	10,792	126
*	SFX Entertainment Inc.	17,716	125
	Carriage Services Inc. Class A	6,440	120
	Entravision Communications Corp. Class A	24,723	113
	Marchex Inc. Class B	13,168	113
*	Kirkland's Inc.	6,268	112
	Strattec Security Corp.	1,391	112
*	Bravo Brio Restaurant Group Inc.	7,682	111
*	Carrols Restaurant Group Inc.	15,190	111
*	McClatchy Co. Class A	24,495	110
*	LGI Homes Inc.	5,734	110
	Destination Maternity Corp.	5,593	108
*	Perry Ellis International Inc.	4,979	100
*	Jamba Inc.	6,755	99
	Universal Technical Institute Inc.	8,708	97
*	WCI Communities Inc.	4,702	94
*	Morgans Hotel Group Co.	12,152	92
*	Sequential Brands Group Inc.	6,769	90
*	Sears Hometown and Outlet Stores Inc.	4,652	89
*	Overstock.com Inc.	5,031	89
*	Entercom Communications Corp. Class A	9,673	88
	AH Belo Corp. Class A	7,635	88
	Speedway Motorsports Inc.	4,707	88
*	Lee Enterprises Inc.	21,467	87
	CSS Industries Inc.	3,425	87
*	Noodles & Co. Class A	4,343	85
*	Franklin Covey Co.	4,392	84
*	VOXX International Corp. Class A	8,457	84
*	Daily Journal Corp.	436	83
*	Bridgepoint Education Inc.	6,417	81
*	Central European Media Enterprises Ltd. Class A	32,057	80
*,^	ITT Educational Services Inc.	9,370	79
*	2U Inc.	4,117	78
*	Sizmek Inc.	8,834	78
	Big 5 Sporting Goods Corp.	7,591	77
*	Black Diamond Inc.	9,118	77
	RG Barry Corp.	4,028	76
*	West Marine Inc.	6,862	75
*	ValueVision Media Inc. Class A	15,894	75
*	Rosetta Stone Inc.	8,512	74
*,^	Coupons.com Inc.	4,837	74
*	Potbelly Corp.	5,990	72
	Lifetime Brands Inc.	4,129	71
	Weyco Group Inc.	2,630	71
*	Isle of Capri Casinos Inc.	8,560	71
*	Destination XL Group Inc.	14,026	70
*	Malibu Boats Inc. Class A	3,360	70
	Flexsteel Industries Inc.	1,952	68
*	Zoe's Kitchen Inc.	2,339	68
*	Dex Media Inc.	5,970	68
*	Cenveo Inc.	21,791	66
	Winmark Corp.	904	65

4

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Build-A-Bear Workshop Inc.	4,944	64
*	Systemax Inc.	4,401	64
*	Fox Factory Holding Corp.	4,187	64
	Einstein Noah Restaurant Group Inc.	4,456	63
*	Intrawest Resorts Holdings Inc.	5,390	62
*	QuinStreet Inc.	12,739	61
*	Nathan's Famous Inc.	1,099	61
*	Reading International Inc. Class A	7,047	61
*	Skullcandy Inc.	7,305	61
*	Speed Commerce Inc.	18,339	60
	Bon-Ton Stores Inc.	5,465	58
*	Fuel Systems Solutions Inc.	5,681	58
	Escalade Inc.	3,972	57
	Collectors Universe Inc.	2,764	56
	Saga Communications Inc. Class A	1,449	55
*	New Home Co. Inc.	3,868	55
*	1-800-Flowers.com Inc. Class A	10,415	54
	Johnson Outdoors Inc. Class A	2,006	53
*	JAKKS Pacific Inc.	7,771	53
*	Liberty Tax Inc.	1,530	52
*	Norcraft Cos. Inc.	3,109	52
*	Martha Stewart Living Omnimedia Inc. Class A	11,923	51
*	Famous Dave's of America Inc.	1,875	51
*	Crown Media Holdings Inc. Class A	14,000	48
*	Gaiam Inc. Class A	6,013	45
*	Monarch Casino & Resort Inc.	3,474	44
	bebe stores inc	12,595	42
*	Hemisphere Media Group Inc.	3,482	40
*	New York & Co. Inc.	11,641	40
*	Pacific Sunwear of California Inc.	18,668	39
*	hhgregg Inc.	5,174	37
	Marine Products Corp.	4,373	35
	Salem Communications Corp. Class A	4,201	35
*	Tilly's Inc. Class A	4,008	33
*	Radio One Inc.	9,269	28
*	Empire Resorts Inc.	6,049	27
*	Care.com Inc.	2,833	26
*	Sportsman's Warehouse Holdings Inc.	3,903	23
*	ReachLocal Inc.	4,213	22
*	Ignite Restaurant Group Inc.	2,885	21
*	Papa Murphy's Holdings Inc.	2,340	21
*,^	Education Management Corp.	10,736	14
*	Biglari Holdings Inc. Rights Expire 9/12/2014	585	13
			95,551
Consumer Staples (2.7%)
*	TreeHouse Foods Inc.	16,836	1,389
*	United Natural Foods Inc.	19,899	1,279
	Casey's General Stores Inc.	15,433	1,106
	Sanderson Farms Inc.	9,251	863
	Andersons Inc.	11,309	778
*	SUPERVALU Inc.	81,292	776
*	Boston Beer Co. Inc. Class A	3,340	738
	Lancaster Colony Corp.	7,418	656
*	Post Holdings Inc.	17,626	652
	B&G Foods Inc.	21,511	650
	Vector Group Ltd.	26,372	630
	Dean Foods Co.	37,482	606
*	Fresh Market Inc.	17,170	573
	J&J Snack Foods Corp.	5,973	566
	Snyder's-Lance Inc.	19,090	520
	Cal-Maine Foods Inc.	6,222	492
	Universal Corp.	9,312	491
	Fresh Del Monte Produce Inc.	14,486	463
	Core-Mark Holding Co. Inc.	9,235	445

5

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	WD-40 Co.	6,006	413
*	Boulder Brands Inc.	24,418	329
*,^	Seaboard Corp.	113	328
	SpartanNash Co.	15,125	325
*	Chiquita Brands International Inc.	18,813	261
*	Diamond Foods Inc.	8,729	241
*	Annie's Inc.	6,818	217
	Tootsie Roll Industries Inc.	7,543	213
	Calavo Growers Inc.	5,190	202
*	Pantry Inc.	9,404	199
	Weis Markets Inc.	4,417	190
*	USANA Health Sciences Inc.	2,511	183
*	Medifast Inc.	5,267	177
	Coca-Cola Bottling Co. Consolidated	1,867	139
*	Chefs' Warehouse Inc.	7,016	133
	Ingles Markets Inc. Class A	5,066	128
*	Omega Protein Corp.	8,395	126
	PetMed Express Inc.	8,095	114
	Limoneira Co.	4,498	109
	John B Sanfilippo & Son Inc.	3,305	102
*	Seneca Foods Corp. Class A	3,273	99
	Orchids Paper Products Co.	3,238	90
*	Nutraceutical International Corp.	3,470	84
*	National Beverage Corp.	4,585	84
*	Alliance One International Inc.	35,349	78
*	Natural Grocers by Vitamin Cottage Inc.	3,978	73
	Nature's Sunshine Products Inc.	4,408	72
*	Farmer Bros Co.	2,998	70
*	Inventure Foods Inc.	5,672	69
	Roundy's Inc.	15,747	59
	Village Super Market Inc. Class A	2,557	59
*	Craft Brew Alliance Inc.	4,273	56
*	22nd Century Group Inc.	16,480	50
*	PhotoMedex Inc.	5,657	46
	Alico Inc.	1,166	46
*	Synutra International Inc.	6,994	40
	Liberator Medical Holdings Inc.	12,631	37
	Female Health Co.	8,791	34
*	Fairway Group Holdings Corp.	6,580	30
*	Lifeway Foods Inc.	1,865	26
			19,004
Energy (6.0%)
*	Kodiak Oil & Gas Corp.	106,869	1,739
	SemGroup Corp. Class A	17,086	1,499
*	Diamondback Energy Inc.	16,769	1,448
*	Rosetta Resources Inc.	24,635	1,232
*	Helix Energy Solutions Group Inc.	42,318	1,156
*	Carrizo Oil & Gas Inc.	18,241	1,144
	Exterran Holdings Inc.	23,484	1,095
	Western Refining Inc.	21,329	992
*	GT Advanced Technologies Inc.	54,692	974
	Civeo Corp.	37,650	957
*	PDC Energy Inc.	14,353	862
	CARBO Ceramics Inc.	7,916	852
	Delek US Holdings Inc.	23,798	832
*	Forum Energy Technologies Inc.	23,897	814
*	Bonanza Creek Energy Inc.	13,154	808
*	Matador Resources Co.	29,395	804
*	Stone Energy Corp.	22,521	792
*	McDermott International Inc.	95,253	686
*	Sanchez Energy Corp.	20,386	677
*	SEACOR Holdings Inc.	8,267	675
*	SunCoke Energy Inc.	27,980	672
	Green Plains Inc.	15,001	670

6

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Hornbeck Offshore Services Inc.	14,536	635
	Energy XXI Bermuda Ltd.	37,589	620
*	Flotek Industries Inc.	21,569	600
*	Halcon Resources Corp.	104,559	575
*	Magnum Hunter Resources Corp.	79,702	551
*	C&J Energy Services Inc.	18,462	530
	Comstock Resources Inc.	19,183	468
*	Parsley Energy Inc. Class A	21,285	467
*	Bill Barrett Corp.	19,927	454
*	Newpark Resources Inc.	34,024	419
*	Northern Oil and Gas Inc.	24,476	412
*	Penn Virginia Corp.	26,305	395
*	Pioneer Energy Services Corp.	25,161	387
*	Cloud Peak Energy Inc.	24,431	384
*	TETRA Technologies Inc.	31,647	373
*	Triangle Petroleum Corp.	30,331	364
*	Synergy Resources Corp.	26,696	359
*	Alpha Natural Resources Inc.	88,761	351
*	Key Energy Services Inc.	52,665	332
	North Atlantic Drilling Ltd.	28,662	314
*	Basic Energy Services Inc.	12,911	313
*	Goodrich Petroleum Corp.	13,953	308
*	Parker Drilling Co.	48,574	305
*	Matrix Service Co.	10,590	299
*	Rex Energy Corp.	19,453	297
	EXCO Resources Inc.	60,889	294
	Tesco Corp.	13,468	286
*	Solazyme Inc.	30,463	286
*	Approach Resources Inc.	15,787	282
*	Clean Energy Fuels Corp.	28,141	281
*	Clayton Williams Energy Inc.	2,362	280
*	Contango Oil & Gas Co.	6,981	277
*	REX American Resources Corp.	2,522	269
*	RSP Permian Inc.	9,390	268
	Arch Coal Inc.	85,120	260
*	Westmoreland Coal Co.	6,006	252
*	Resolute Energy Corp.	31,245	251
*	RigNet Inc.	4,793	224
*	Pacific Ethanol Inc.	9,623	222
*	Abraxas Petroleum Corp.	36,990	219
*,^	FuelCell Energy Inc.	85,532	217
*	Hercules Offshore Inc.	64,414	217
*	Geospace Technologies Corp.	5,268	217
*	EnerNOC Inc.	10,835	213
	W&T Offshore Inc.	14,007	209
*	Era Group Inc.	8,156	209
*	Swift Energy Co.	17,566	199
*	Emerald Oil Inc.	22,885	196
*	Warren Resources Inc.	29,490	190
*	VAALCO Energy Inc.	19,978	183
*	ION Geophysical Corp.	51,810	179
*	Willbros Group Inc.	16,044	175
	Alon USA Energy Inc.	10,517	175
*	Callon Petroleum Co.	16,217	174
*	Gastar Exploration Inc.	22,057	173
*,^	Capstone Turbine Corp.	137,459	172
	Panhandle Oil and Gas Inc. Class A	2,804	171
*	Renewable Energy Group Inc.	13,848	168
*	PetroQuest Energy Inc.	23,446	156
*	Natural Gas Services Group Inc.	5,183	154
^	Walter Energy Inc.	27,068	151
*	Vantage Drilling Co.	84,203	150
*	Ring Energy Inc.	8,113	139
	Gulf Island Fabrication Inc.	6,055	128

7

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	BPZ Resources Inc.	47,554	116
*	PowerSecure International Inc.	9,735	108
*	Midstates Petroleum Co. Inc.	14,934	105
*	Enphase Energy Inc.	7,342	103
*	Trecora Resources	7,864	103
*	TransAtlantic Petroleum Ltd.	9,078	100
*	Jones Energy Inc.	4,724	91
*	Harvest Natural Resources Inc.	16,878	83
*	Forest Oil Corp.	49,674	81
*	Nuverra Environmental Solutions Inc.	5,975	81
	Evolution Petroleum Corp.	7,881	79
*	FX Energy Inc.	21,594	74
	Dawson Geophysical Co.	3,233	73
*	Mitcham Industries Inc.	5,163	68
*	Quicksilver Resources Inc.	50,359	67
*	Ameresco Inc. Class A	7,910	66
*	American Eagle Energy Corp.	12,199	64
*	Miller Energy Resources Inc.	12,335	64
	Adams Resources & Energy Inc.	855	56
*	Apco Oil and Gas International Inc.	3,697	53
	Hallador Energy Co.	3,514	47
*	Isramco Inc.	370	47
*,^	Amyris Inc.	10,600	45
*	Glori Energy Inc.	4,887	32
*	Profire Energy Inc.	5,349	25
*	Global Geophysical Services Inc.	127	—
			41,989
Financial Services (24.2%)
*	WEX Inc.	15,538	1,766
	Prosperity Bancshares Inc.	27,963	1,689
	RLJ Lodging Trust	52,492	1,565
	CNO Financial Group Inc.	87,358	1,559
	Highwoods Properties Inc.	36,138	1,538
	LaSalle Hotel Properties	41,726	1,525
	Investors Bancorp Inc.	143,635	1,524
*	Stifel Financial Corp.	26,255	1,257
	EPR Properties	21,432	1,220
	First American Financial Corp.	42,839	1,214
	Sunstone Hotel Investors Inc.	82,222	1,198
*	Strategic Hotels & Resorts Inc.	99,149	1,178
	Umpqua Holdings Corp.	66,805	1,167
*	MGIC Investment Corp.	135,740	1,144
	FirstMerit Corp.	66,305	1,143
*	Portfolio Recovery Associates Inc.	20,072	1,141
	Cousins Properties Inc.	88,500	1,123
	Radian Group Inc.	76,585	1,115
	Primerica Inc.	21,901	1,102
	Hancock Holding Co.	32,995	1,097
	Geo Group Inc.	29,108	1,089
*	Euronet Worldwide Inc.	20,435	1,089
	CubeSmart	57,865	1,076
	Webster Financial Corp.	36,216	1,068
	DCT Industrial Trust Inc.	131,940	1,049
	DiamondRock Hospitality Co.	78,465	1,045
	Sovran Self Storage Inc.	13,225	1,022
	Bank of the Ozarks Inc.	31,940	1,020
	Pebblebrook Hotel Trust	25,621	993
	Medical Properties Trust Inc.	69,146	974
	Colony Financial Inc.	42,967	963
	Healthcare Realty Trust Inc.	38,508	961
*	Texas Capital Bancshares Inc.	17,266	932
	United Bankshares Inc.	27,698	913
	Lexington Realty Trust	82,455	897
	MarketAxess Holdings Inc.	15,123	891

8

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Washington Federal Inc.	40,632	884
Sun Communities Inc.	16,448	882
UMB Financial Corp.	15,129	874
Wintrust Financial Corp.	18,693	871
Invesco Mortgage Capital Inc.	49,354	870
Ryman Hospitality Properties Inc.	17,419	867
National Health Investors Inc.	13,253	855
PrivateBancorp Inc.	28,769	849
Cathay General Bancorp	31,927	831
FNB Corp.	66,734	825
Iberiabank Corp.	12,598	822
BancorpSouth Inc.	38,507	815
EastGroup Properties Inc.	12,550	814
Glacier Bancorp Inc.	29,861	813
Valley National Bancorp	80,385	804
First Industrial Realty Trust Inc.	44,161	804
Alexander & Baldwin Inc.	19,539	799
Susquehanna Bancshares Inc.	75,235	776
RLI Corp.	17,234	770
Hatteras Financial Corp.	38,702	770
MB Financial Inc.	26,764	757
First Financial Bankshares Inc.	25,678	755
Kennedy-Wilson Holdings Inc.	28,847	753
Mack-Cali Realty Corp.	35,553	752
Fair Isaac Corp.	12,901	750
American Realty Capital Healthcare Trust Inc.	67,886	745
Washington REIT	26,718	742
Chambers Street Properties	95,036	740
Financial Engines Inc.	20,629	740
American Equity Investment Life Holding Co.	29,856	739
Symetra Financial Corp.	30,223	736
Janus Capital Group Inc.	59,949	728
DuPont Fabros Technology Inc.	25,569	720
* Western Alliance Bancorp	30,255	714
New Residential Investment Corp.	113,066	709
Capitol Federal Financial Inc.	57,391	709
First Citizens BancShares Inc. Class A	3,037	698
Potlatch Corp.	16,275	695
EverBank Financial Corp.	36,538	690
Heartland Payment Systems Inc.	14,369	686
Evercore Partners Inc. Class A	13,262	679
Kemper Corp.	18,632	677
Platinum Underwriters Holdings Ltd.	10,799	675
New York REIT Inc.	65,064	671
* First Cash Financial Services Inc.	11,610	671
Advent Software Inc.	20,637	667
Acadia Realty Trust	23,009	663
PennyMac Mortgage Investment Trust	29,669	660
CVB Financial Corp.	42,465	660
Government Properties Income Trust	27,316	656
Glimcher Realty Trust	58,180	653
Home BancShares Inc.	21,711	646
Redwood Trust Inc.	33,269	644
Trustmark Corp.	27,043	642
PS Business Parks Inc.	7,801	636
Virtus Investment Partners Inc.	2,834	634
* Cardtronics Inc.	17,836	633
Home Loan Servicing Solutions Ltd.	28,477	624
Chesapeake Lodging Trust	20,064	618
CYS Investments Inc.	64,975	613
Empire State Realty Trust Inc.	37,023	609
Education Realty Trust Inc.	55,833	608
EVERTEC Inc.	26,337	607
ARMOUR Residential REIT Inc.	143,202	606

9

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Old National Bancorp	46,140	604
Hudson Pacific Properties Inc.	22,148	595
Parkway Properties Inc.	28,539	592
* Altisource Portfolio Solutions SA	5,850	585
Equity One Inc.	24,636	581
* Blackhawk Network Holdings Inc. Class B	21,142	581
Community Bank System Inc.	16,313	576
* Hilltop Holdings Inc.	27,170	575
International Bancshares Corp.	21,806	575
Retail Opportunity Investments Corp.	36,120	572
LTC Properties Inc.	13,960	572
South State Corp.	9,673	566
Altisource Residential Corp.	22,902	562
Pennsylvania REIT	27,564	556
Greenhill & Co. Inc.	11,335	556
Argo Group International Holdings Ltd.	10,495	552
* St. Joe Co.	25,344	549
Columbia Banking System Inc.	21,091	549
Hersha Hospitality Trust Class A	80,449	546
Selective Insurance Group Inc.	22,542	540
Sabra Health Care REIT Inc.	18,951	540
AmTrust Financial Services Inc.	12,046	530
BGC Partners Inc. Class A	69,868	529
Ramco-Gershenson Properties Trust	31,069	527
FelCor Lodging Trust Inc.	49,797	515
Pinnacle Financial Partners Inc.	14,264	512
* WisdomTree Investments Inc.	43,236	511
American Assets Trust Inc.	14,566	511
Westamerica Bancorporation	10,546	510
First Midwest Bancorp Inc.	30,182	509
Capstead Mortgage Corp.	38,403	508
* iStar Financial Inc.	34,025	506
Cash America International Inc.	11,276	503
Montpelier Re Holdings Ltd.	15,701	494
Horace Mann Educators Corp.	16,332	487
* Enstar Group Ltd.	3,418	485
Northwest Bancshares Inc.	37,954	479
National Penn Bancshares Inc.	47,132	471
BBCN Bancorp Inc.	31,873	465
* Ambac Financial Group Inc.	19,159	464
STAG Industrial Inc.	19,582	459
* Encore Capital Group Inc.	10,306	457
Astoria Financial Corp.	34,728	454
* BofI Holding Inc.	5,694	438
Franklin Street Properties Corp.	36,073	438
* Starwood Waypoint Residential Trust	15,684	434
Union Bankshares Corp.	18,350	434
* Harbinger Group Inc.	33,343	432
Associated Estates Realty Corp.	23,085	427
Sterling Bancorp	33,519	425
* Altisource Asset Management Corp.	567	422
American Capital Mortgage Investment Corp.	20,507	422
NBT Bancorp Inc.	17,520	421
ViewPoint Financial Group Inc.	16,018	417
Select Income REIT	14,758	412
Provident Financial Services Inc.	24,168	411
Park National Corp.	5,131	399
* Walter Investment Management Corp.	15,094	398
HFF Inc. Class A	13,156	395
Boston Private Financial Holdings Inc.	32,081	389
* Greenlight Capital Re Ltd. Class A	11,359	389
First Financial Bancorp	23,140	384
Investors Real Estate Trust	45,014	384
Banco Latinoamericano de Comercio Exterior SA	11,913	383

10

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Summit Hotel Properties Inc.	34,306	376
Chemical Financial Corp.	13,113	372
Nelnet Inc. Class A	8,346	367
Renasant Corp.	12,623	365
Inland Real Estate Corp.	35,001	364
Independent Bank Corp.	9,583	353
* Essent Group Ltd.	16,706	352
* Third Point Reinsurance Ltd.	22,768	349
* Piper Jaffray Cos.	6,523	348
* Credit Acceptance Corp.	2,821	348
CyrusOne Inc.	13,158	343
United Community Banks Inc.	20,054	340
* Kite Realty Group Trust	13,184	339
Cohen & Steers Inc.	7,768	339
National Bank Holdings Corp. Class A	16,488	335
First Commonwealth Financial Corp.	37,707	334
Alexander's Inc.	842	334
* Springleaf Holdings Inc.	9,841	328
WesBanco Inc.	10,536	327
Ashford Hospitality Trust Inc.	28,087	326
Excel Trust Inc.	24,454	316
Infinity Property & Casualty Corp.	4,614	316
First Potomac Realty Trust	23,560	312
Apollo Commercial Real Estate Finance Inc.	18,499	311
Banner Corp.	7,850	309
* Eagle Bancorp Inc.	9,127	306
First Merchants Corp.	14,937	305
S&T Bancorp Inc.	11,916	297
CoreSite Realty Corp.	8,421	295
Gramercy Property Trust Inc.	47,157	292
New York Mortgage Trust Inc.	36,349	290
Safety Insurance Group Inc.	5,201	287
OFG Bancorp	18,049	287
* Xoom Corp.	12,396	283
Wilshire Bancorp Inc.	28,973	283
AMERISAFE Inc.	7,488	283
Northfield Bancorp Inc.	21,474	282
* Forestar Group Inc.	13,999	280
Resource Capital Corp.	51,805	279
Stewart Information Services Corp.	8,614	278
Oritani Financial Corp.	18,346	275
Rexford Industrial Realty Inc.	18,534	273
Tompkins Financial Corp.	5,957	273
* Navigators Group Inc.	4,202	270
Employers Holdings Inc.	12,579	269
City Holding Co.	6,298	269
Terreno Realty Corp.	13,292	269
RAIT Financial Trust	32,999	267
National General Holdings Corp.	14,231	267
TrustCo Bank Corp. NY	37,961	266
Anworth Mortgage Asset Corp.	51,301	266
FXCM Inc. Class A	18,264	265
Western Asset Mortgage Capital Corp.	17,354	264
Hanmi Financial Corp.	12,768	262
WSFS Financial Corp.	3,510	262
United Financial Bancorp Inc.	21,132	262
Simmons First National Corp. Class A	6,538	261
Rouse Properties Inc.	14,890	260
^ Southside Bancshares Inc.	7,552	259
Brookline Bancorp Inc.	28,313	259
Lakeland Financial Corp.	6,631	258
Silver Bay Realty Trust Corp.	15,423	257
Berkshire Hills Bancorp Inc.	10,068	248
* World Acceptance Corp.	3,152	247

11

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Investment Technology Group Inc.	14,434	246
* American Residential Properties Inc.	12,898	245
Chatham Lodging Trust	10,583	245
Maiden Holdings Ltd.	20,048	244
Sandy Spring Bancorp Inc.	10,048	243
Monmouth Real Estate Investment Corp.	22,428	243
United Fire Group Inc.	8,274	243
* Capital Bank Financial Corp.	9,718	238
Flushing Financial Corp.	12,132	234
* Green Dot Corp. Class A	12,243	231
Ameris Bancorp	10,087	231
Aviv REIT Inc.	7,888	231
Cardinal Financial Corp.	12,815	229
AG Mortgage Investment Trust Inc.	11,381	227
National Western Life Insurance Co. Class A	893	227
Community Trust Bancorp Inc.	6,267	223
* Ezcorp Inc. Class A	20,614	219
* First BanCorp	41,799	218
Arlington Asset Investment Corp. Class A	7,660	218
Apollo Residential Mortgage Inc.	12,854	217
State Bank Financial Corp.	12,882	216
Universal Health Realty Income Trust	4,864	215
Campus Crest Communities Inc.	25,949	213
Urstadt Biddle Properties Inc. Class A	10,001	213
Cass Information Systems Inc.	4,526	212
* KCG Holdings Inc. Class A	18,070	211
Washington Trust Bancorp Inc.	5,889	207
* Global Cash Access Holdings Inc.	26,397	206
Cedar Realty Trust Inc.	31,769	206
Heritage Financial Corp.	12,549	205
Physicians Realty Trust	13,771	204
Dime Community Bancshares Inc.	13,141	203
GAMCO Investors Inc.	2,577	202
* PICO Holdings Inc.	9,119	202
* NMI Holdings Inc. Class A	20,264	196
First Interstate BancSystem Inc.	7,344	195
Saul Centers Inc.	3,905	195
Getty Realty Corp.	10,256	192
* First NBC Bank Holding Co.	5,988	192
Dynex Capital Inc.	21,933	192
* Cowen Group Inc. Class A	46,346	190
BancFirst Corp.	2,967	189
Agree Realty Corp.	6,291	186
Independent Bank Group Inc.	3,668	186
Westwood Holdings Group Inc.	3,105	185
* Customers Bancorp Inc.	9,902	184
AmREIT Inc.	7,891	184
1st Source Corp.	6,014	180
ConnectOne Bancorp Inc.	9,154	177
Stock Yards Bancorp Inc.	5,844	176
* eHealth Inc.	7,129	175
First Busey Corp.	30,347	174
FBL Financial Group Inc. Class A	3,719	174
Towne Bank	11,846	174
Universal Insurance Holdings Inc.	12,499	173
Bryn Mawr Bank Corp.	5,661	167
CoBiz Financial Inc.	14,373	166
Ashford Hospitality Prime Inc.	10,177	165
* MoneyGram International Inc.	11,699	164
Lakeland Bancorp Inc.	15,717	162
* Safeguard Scientifics Inc.	8,273	162
* Beneficial Mutual Bancorp Inc.	11,762	161
Waterstone Financial Inc.	13,796	158
* Yadkin Financial Corp.	8,153	153

12

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Peoples Financial Services Corp.	3,029	153
* Tejon Ranch Co.	5,425	153
HCI Group Inc.	3,615	152
First Financial Corp.	4,701	152
Diamond Hill Investment Group Inc.	1,137	149
Heartland Financial USA Inc.	6,207	148
* CareTrust REIT Inc.	8,438	147
OneBeacon Insurance Group Ltd. Class A	9,088	146
Whitestone REIT	9,580	146
QTS Realty Trust Inc. Class A	4,805	145
Trico Bancshares	6,465	144
Ares Commercial Real Estate Corp.	11,466	144
GFI Group Inc.	31,916	144
Enterprise Financial Services Corp.	8,246	144
German American Bancorp Inc.	5,305	144
* Ladenburg Thalmann Financial Services Inc.	40,014	143
Centerstate Banks Inc.	13,611	142
Federal Agricultural Mortgage Corp.	4,313	142
* Flagstar Bancorp Inc.	8,132	142
MainSource Financial Group Inc.	8,190	141
BNC Bancorp	8,292	141
* Phoenix Cos. Inc.	2,285	141
First Bancorp	7,898	140
Federated National Holding Co.	5,559	137
Mercantile Bank Corp.	7,228	137
Clifton Bancorp Inc.	10,618	133
Financial Institutions Inc.	5,554	133
* Metro Bancorp Inc.	5,686	132
State Auto Financial Corp.	6,075	132
Great Southern Bancorp Inc.	4,153	132
Southwest Bancorp Inc.	7,934	131
RE/MAX Holdings Inc.	4,267	129
* Bancorp Inc.	13,260	129
* NewStar Financial Inc.	10,999	127
* Citizens Inc. Class A	17,636	126
* HomeTrust Bancshares Inc.	8,332	126
* INTL. FCStone Inc.	6,529	125
Bank of Marin Bancorp	2,556	125
Banc of California Inc.	10,353	124
Univest Corp. of Pennsylvania	6,513	124
Meadowbrook Insurance Group Inc.	20,086	124
Bank Mutual Corp.	18,665	123
* Ladder Capital Corp. Class A	6,580	122
Park Sterling Corp.	17,907	122
Gladstone Commercial Corp.	6,688	122
Hannon Armstrong Sustainable Infrastructure Capital Inc.	8,394	122
Central Pacific Financial Corp.	6,865	121
OmniAmerican Bancorp Inc.	4,637	120
First Community Bancshares Inc.	7,138	116
Bridge Bancorp Inc.	4,670	116
Arrow Financial Corp.	4,297	114
Talmer Bancorp Inc. Class A	7,720	113
* Preferred Bank	4,703	113
First of Long Island Corp.	3,228	113
Independent Bank Corp.	9,193	112
Fidelity & Guaranty Life	4,935	111
HomeStreet Inc.	6,047	110
Camden National Corp.	2,975	109
Stonegate Bank	3,991	108
First Defiance Financial Corp.	3,873	108
United Insurance Holdings Corp.	6,670	108
Crawford & Co. Class B	11,939	108
Moelis & Co.	2,957	107
One Liberty Properties Inc.	4,931	107

13

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	1st United Bancorp Inc.	12,080	105
	Hudson Valley Holding Corp.	5,906	105
	Peoples Bancorp Inc.	4,371	105
*	Pacific Premier Bancorp Inc.	6,887	102
	Manning & Napier Inc.	5,488	102
	CorEnergy Infrastructure Trust Inc.	12,686	101
*	NewBridge Bancorp	13,482	101
*,^	FBR & Co.	3,523	101
	Consolidated-Tomoka Land Co.	1,717	100
	First Connecticut Bancorp Inc.	6,477	99
	Oppenheimer Holdings Inc. Class A	4,086	99
	Citizens & Northern Corp.	4,982	98
	CNB Financial Corp.	5,798	98
	Peapack Gladstone Financial Corp.	5,213	98
	Pacific Continental Corp.	7,208	97
	Suffolk Bancorp	4,642	97
	Baldwin & Lyons Inc.	3,734	97
*	Walker & Dunlop Inc.	6,800	96
	Calamos Asset Management Inc. Class A	7,477	96
*	Global Indemnity plc	3,510	95
	Meta Financial Group Inc.	2,496	95
	United Community Financial Corp.	20,682	95
	West Bancorporation Inc.	6,250	94
	Penns Woods Bancorp Inc.	2,021	92
	CatchMark Timber Trust Inc. Class A	7,626	92
	Bank of Kentucky Financial Corp.	2,479	91
*	Kearny Financial Corp.	5,799	91
	Republic Bancorp Inc. Class A	3,920	89
*	Marcus & Millichap Inc.	2,914	88
	OceanFirst Financial Corp.	5,375	88
	Horizon Bancorp	3,984	88
*	SWS Group Inc.	11,716	88
*	Bridge Capital Holdings	3,888	87
*	Meridian Bancorp Inc.	8,145	86
*	Franklin Financial Corp.	4,329	86
	Sierra Bancorp	4,927	86
*	TriState Capital Holdings Inc.	8,856	84
	Fidelity Southern Corp.	6,076	84
	Fox Chase Bancorp Inc.	4,928	84
	RCS Capital Corp. Class A	3,782	84
	Charter Financial Corp.	7,740	84
	Guaranty Bancorp	6,004	84
*	Tree.com Inc.	2,608	83
*	Stonegate Mortgage Corp.	5,730	83
	National Bankshares Inc.	2,836	82
	BankFinancial Corp.	7,479	81
	Seacoast Banking Corp. of Florida	7,683	81
*	PennyMac Financial Services Inc. Class A	5,171	80
	UMH Properties Inc.	7,749	79
	Ames National Corp.	3,310	76
	Kansas City Life Insurance Co.	1,620	75
	National Interstate Corp.	2,685	75
	Armada Hoffler Properties Inc.	7,680	74
*	Regional Management Corp.	4,280	73
*	AV Homes Inc.	4,538	72
	First Business Financial Services Inc.	1,582	72
	Territorial Bancorp Inc.	3,502	72
	First Financial Northwest Inc.	6,609	72
*	CU Bancorp	3,800	71
	American National Bankshares Inc.	3,180	70
	Heritage Commerce Corp.	8,426	70
	Owens Realty Mortgage Inc.	4,317	69
	Merchants Bancshares Inc.	2,261	67
*	Atlas Financial Holdings Inc.	4,613	67

14

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* JGWPT Holdings Inc. Class A	4,900	66
ESB Financial Corp.	5,189	66
MidWestOne Financial Group Inc.	2,745	65
First Bancorp Inc.	3,860	65
* Opus Bank	2,056	65
Northrim BanCorp Inc.	2,630	64
* Cascade Bancorp	12,424	64
MidSouth Bancorp Inc.	3,328	64
* Sun Bancorp Inc.	3,271	61
* Consumer Portfolio Services Inc.	8,528	61
Capital City Bank Group Inc.	4,273	60
Gain Capital Holdings Inc.	9,283	59
Heritage Oaks Bancorp	8,179	58
Enterprise Bancorp Inc.	2,926	58
EMC Insurance Group Inc.	1,821	56
* Information Services Group Inc.	13,098	56
* Republic First Bancorp Inc.	12,404	55
* Higher One Holdings Inc.	14,222	55
* BBX Capital Corp.	2,920	55
* Hallmark Financial Services Inc.	5,698	54
Nicholas Financial Inc.	4,158	53
Trade Street Residential Inc.	7,445	52
Old Line Bancshares Inc.	3,358	50
Century Bancorp Inc. Class A	1,376	50
Macatawa Bank Corp.	9,607	49
Donegal Group Inc. Class A	2,972	47
Pzena Investment Management Inc. Class A	4,593	46
Resource America Inc. Class A	4,916	46
* Square 1 Financial Inc. Class A	2,398	46
Independence Holding Co.	3,190	44
* UCP Inc.	3,285	42
* Heritage Insurance Holdings Inc.	2,765	41
NASB Financial Inc.	1,687	41
* CommunityOne Bancorp	4,252	40
Silvercrest Asset Management Group Inc. Class A	2,343	38
CIFC Corp.	2,779	28
Palmetto Bancshares Inc.	1,805	25
* Hampton Roads Bankshares Inc.	13,627	23
* Tiptree Financial Inc. Class A	3,138	23
ServisFirst Bancshares Inc.	751	23
* Tejon Ranch Co. Warrants Exp. 8/31/2016	782	2
* Blackhawk Network Holdings Inc.	27	1
		168,255
Health Care (13.6%)
* InterMune Inc.	43,417	3,189
* Puma Biotechnology Inc.	9,309	2,425
* Isis Pharmaceuticals Inc.	47,147	1,922
* Team Health Holdings Inc.	28,164	1,648
* Pacira Pharmaceuticals Inc.	14,296	1,548
HealthSouth Corp.	35,326	1,392
STERIS Corp.	23,693	1,334
* DexCom Inc.	30,041	1,328
* PAREXEL International Corp.	22,805	1,287
* NPS Pharmaceuticals Inc.	42,636	1,287
West Pharmaceutical Services Inc.	28,335	1,231
* WellCare Health Plans Inc.	17,592	1,159
* Cepheid	27,959	1,119
* Medidata Solutions Inc.	21,691	1,010
* Akorn Inc.	25,282	987
* Air Methods Corp.	15,698	921
* Amsurg Corp.	16,945	911
* Acadia Healthcare Co. Inc.	17,116	877
Owens & Minor Inc.	25,299	870
* HMS Holdings Corp.	35,154	804

15

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Insulet Corp.	22,221	802
^	Theravance Inc.	33,024	778
*	ACADIA Pharmaceuticals Inc.	31,594	758
*	WebMD Health Corp.	15,537	751
*	Haemonetics Corp.	20,873	745
	Chemed Corp.	7,033	743
*	MWI Veterinary Supply Inc.	5,157	733
*	Nektar Therapeutics	50,918	726
*	Prestige Brands Holdings Inc.	20,777	719
*,^	OPKO Health Inc.	79,017	703
*	Exact Sciences Corp.	33,208	692
*	Impax Laboratories Inc.	28,093	692
*,^	MannKind Corp.	91,441	674
*	Medicines Co.	26,073	668
*	Keryx Biopharmaceuticals Inc.	36,672	667
*	NuVasive Inc.	18,685	656
^	PDL BioPharma Inc.	64,395	650
*	Ironwood Pharmaceuticals Inc. Class A	47,918	620
*	Synageva BioPharma Corp.	8,581	619
*	Neogen Corp.	14,704	619
*	Cyberonics Inc.	10,759	617
*	Magellan Health Inc.	11,050	617
*	Wright Medical Group Inc.	20,012	597
*	Molina Healthcare Inc.	12,279	587
*	Celldex Therapeutics Inc.	35,830	570
*	Thoratec Corp.	22,775	569
*	MedAssets Inc.	24,454	562
*	Dyax Corp.	54,456	556
*	HeartWare International Inc.	6,812	552
*	Acorda Therapeutics Inc.	16,700	544
	Kindred Healthcare Inc.	25,819	533
*	Integra LifeSciences Holdings Corp.	9,991	499
*	Neurocrine Biosciences Inc.	30,419	496
	Cantel Medical Corp.	13,551	494
*	Globus Medical Inc.	26,376	478
*	Spectranetics Corp.	16,672	473
*	Clovis Oncology Inc.	9,896	471
*	ExamWorks Group Inc.	13,872	457
*	Greatbatch Inc.	9,977	455
*	Achillion Pharmaceuticals Inc.	38,878	450
*	Novavax Inc.	95,276	447
	Select Medical Holdings Corp.	31,569	443
*	Masimo Corp.	19,404	435
*	Ligand Pharmaceuticals Inc.	8,309	432
	CONMED Corp.	10,914	431
	Abaxis Inc.	9,003	430
*	AVANIR Pharmaceuticals Inc.	68,476	426
*	ABIOMED Inc.	16,009	417
*	Omnicell Inc.	14,677	413
*	Portola Pharmaceuticals Inc.	14,791	413
*	ARIAD Pharmaceuticals Inc.	66,098	411
*	ImmunoGen Inc.	34,410	407
*	Lannett Co. Inc.	10,314	406
*	Halozyme Therapeutics Inc.	42,237	401
*	Sangamo BioSciences Inc.	27,249	390
*	Receptos Inc.	7,419	379
*	BioCryst Pharmaceuticals Inc.	28,099	379
*	Auxilium Pharmaceuticals Inc.	20,152	375
*	Sarepta Therapeutics Inc.	16,312	374
*	Arena Pharmaceuticals Inc.	88,074	363
*	Natus Medical Inc.	12,888	362
*	Aegerion Pharmaceuticals Inc.	11,823	361
	Analogic Corp.	4,977	359
*	Depomed Inc.	23,254	357

16

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Endologix Inc.	25,670	355
*	Bluebird Bio Inc.	8,715	349
*	ICU Medical Inc.	5,382	337
*	IPC The Hospitalist Co. Inc.	6,869	332
	Meridian Bioscience Inc.	16,663	326
*,^	Exelixis Inc.	78,071	323
*	NxStage Medical Inc.	24,627	323
*	Hanger Inc.	14,120	316
*	Cardiovascular Systems Inc.	11,090	316
	Quality Systems Inc.	19,979	313
*	Tornier NV	14,259	308
*	Anacor Pharmaceuticals Inc.	13,209	308
*	Arrowhead Research Corp.	20,802	303
*	Fluidigm Corp.	11,091	302
*	Emergent Biosolutions Inc.	12,105	301
*	PharMerica Corp.	12,025	299
*	Intrexon Corp.	14,290	290
*	Raptor Pharmaceutical Corp.	26,065	287
*	Bio-Reference Laboratories Inc.	9,849	286
*	Luminex Corp.	15,037	283
*	AMN Healthcare Services Inc.	18,644	282
*	PTC Therapeutics Inc.	8,903	282
	Ensign Group Inc.	8,013	280
*	Insmed Inc.	19,946	278
*	Theravance Biopharma Inc.	9,434	277
*	Chimerix Inc.	10,809	276
	Computer Programs & Systems Inc.	4,475	275
*	Merrimack Pharmaceuticals Inc.	39,367	275
*	Orexigen Therapeutics Inc.	48,157	275
*	Quidel Corp.	11,427	270
*	Cambrex Corp.	12,281	269
*	BioDelivery Sciences International Inc.	16,808	269
*	Horizon Pharma Inc.	26,102	269
*	Capital Senior Living Corp.	11,637	266
*	MiMedx Group Inc.	37,331	263
*	KYTHERA Biopharmaceuticals Inc.	6,977	262
*	Volcano Corp.	20,541	256
*,^	Inovio Pharmaceuticals Inc.	24,123	255
*	Repligen Corp.	13,336	254
*	Affymetrix Inc.	29,171	253
*	Agios Pharmaceuticals Inc.	5,443	252
*	Orthofix International NV	7,393	251
*	Accuray Inc.	30,781	251
*	Zeltiq Aesthetics Inc.	11,657	245
*	Prothena Corp. plc	10,668	244
*	Sagent Pharmaceuticals Inc.	8,774	244
*	Anika Therapeutics Inc.	5,783	243
*	TherapeuticsMD Inc.	43,320	240
*	Gentiva Health Services Inc.	13,116	237
	National Healthcare Corp.	4,133	237
*	BioScrip Inc.	27,438	232
*	Amedisys Inc.	10,954	229
*	TESARO Inc.	7,731	229
*	Momenta Pharmaceuticals Inc.	19,261	227
*	Healthways Inc.	12,598	220
*	NewLink Genetics Corp.	7,966	220
*	Infinity Pharmaceuticals Inc.	19,463	220
*	Providence Service Corp.	4,830	220
*	Ophthotech Corp.	5,564	217
*	Merit Medical Systems Inc.	17,230	216
*	Spectrum Pharmaceuticals Inc.	26,297	213
*	Repros Therapeutics Inc.	9,260	203
*	Omeros Corp.	13,599	203
*	Array BioPharma Inc.	50,515	200

17

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	AMAG Pharmaceuticals Inc.	8,788	199
*	Genomic Health Inc.	6,689	199
	Invacare Corp.	12,895	198
	Atrion Corp.	615	197
*	Karyopharm Therapeutics Inc.	5,430	195
*,^	Organovo Holdings Inc.	25,059	195
*	Cynosure Inc. Class A	8,519	192
*	Triple-S Management Corp. Class B	9,923	190
*	Albany Molecular Research Inc.	9,444	187
*	OraSure Technologies Inc.	22,392	187
*	Accelerate Diagnostics Inc.	9,106	184
*	CorVel Corp.	4,446	182
	US Physical Therapy Inc.	5,057	181
*	LDR Holding Corp.	6,663	180
*	GenMark Diagnostics Inc.	16,685	179
*	Acceleron Pharma Inc.	6,597	177
*	STAAR Surgical Co.	15,394	177
*	Epizyme Inc.	5,135	177
*	Vanda Pharmaceuticals Inc.	13,583	176
*	Enanta Pharmaceuticals Inc.	4,146	174
*	Sequenom Inc.	46,673	173
*	Relypsa Inc.	6,781	171
*	MacroGenics Inc.	8,011	171
*	AtriCure Inc.	10,989	171
*	Vascular Solutions Inc.	6,867	164
*	Rockwell Medical Inc.	17,188	164
*	Progenics Pharmaceuticals Inc.	29,215	161
*	Dynavax Technologies Corp.	110,882	157
*	Geron Corp.	66,106	157
*	VIVUS Inc.	36,051	155
*	Ultragenyx Pharmaceutical Inc.	2,858	153
*	Universal American Corp.	17,585	150
*	XOMA Corp.	34,295	150
*	Sunesis Pharmaceuticals Inc.	19,838	149
*	SciClone Pharmaceuticals Inc.	20,648	142
*	Insys Therapeutics Inc.	4,004	141
*	Surgical Care Affiliates Inc.	4,747	141
*	Hyperion Therapeutics Inc.	5,460	141
*	Synergy Pharmaceuticals Inc.	36,159	141
*	CTI BioPharma Corp.	54,839	140
*	AngioDynamics Inc.	9,907	140
	Landauer Inc.	3,829	139
*	Lexicon Pharmaceuticals Inc.	91,635	139
*	Symmetry Medical Inc.	15,033	139
*	Chindex International Inc.	5,685	136
*	Pacific Biosciences of California Inc.	22,395	131
*	Foundation Medicine Inc.	5,602	130
*	LHC Group Inc.	4,961	128
*,^	Peregrine Pharmaceuticals Inc.	73,875	122
*	RTI Surgical Inc.	22,749	121
*	Galena Biopharma Inc.	50,871	120
*	Antares Pharma Inc.	50,575	119
*	XenoPort Inc.	23,362	119
*	Immunomedics Inc.	35,461	118
*	Pernix Therapeutics Holdings Inc.	13,340	116
*	Tetraphase Pharmaceuticals Inc.	8,842	116
*	Unilife Corp.	44,904	115
*	Aratana Therapeutics Inc.	9,796	114
	CryoLife Inc.	11,280	113
	Phibro Animal Health Corp. Class A	5,876	112
*	Retrophin Inc.	8,204	112
*	Neuralstem Inc.	27,569	112
*	Endocyte Inc.	15,208	112
*	SurModics Inc.	5,451	111

18

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Cerus Corp.	29,210	110
*	ZIOPHARM Oncology Inc.	33,963	110
*	Supernus Pharmaceuticals Inc.	11,743	106
*	Synta Pharmaceuticals Corp.	26,096	104
*	OncoMed Pharmaceuticals Inc.	5,068	103
*	Osiris Therapeutics Inc.	6,951	99
*	Cross Country Healthcare Inc.	12,426	99
*	Durata Therapeutics Inc.	6,230	98
*	Intra-Cellular Therapies Inc.	6,857	98
*	Almost Family Inc.	3,343	94
*	Rigel Pharmaceuticals Inc.	35,099	91
*	Threshold Pharmaceuticals Inc.	21,894	91
	POZEN Inc.	10,910	91
*	Exactech Inc.	3,780	90
*	Cempra Inc.	8,290	88
*	RadNet Inc.	13,111	88
*	Heron Therapeutics Inc.	9,322	88
*	Dendreon Corp.	64,145	87
*,^	Navidea Biopharmaceuticals Inc.	60,440	86
*	OvaScience Inc.	6,199	84
*	Northwest Biotherapeutics Inc.	14,249	83
*	Enzo Biochem Inc.	13,703	82
*	Five Star Quality Care Inc.	17,505	81
*	ANI Pharmaceuticals Inc.	2,755	81
*	Revance Therapeutics Inc.	3,443	80
*	Five Prime Therapeutics Inc.	6,912	80
*	Auspex Pharmaceuticals Inc.	3,479	80
*	TG Therapeutics Inc.	9,414	80
*	IGI Laboratories Inc.	11,537	79
*	Ampio Pharmaceuticals Inc.	16,711	78
*	Agenus Inc.	24,954	78
*	BioTelemetry Inc.	10,583	77
*	CytRx Corp.	22,368	74
*	Oxford Immunotec Global plc	5,212	73
*	Verastem Inc.	8,412	73
*	Akebia Therapeutics Inc.	3,141	71
*	Idera Pharmaceuticals Inc.	24,140	70
*	Derma Sciences Inc.	8,230	70
*	Skilled Healthcare Group Inc.	9,407	70
	Utah Medical Products Inc.	1,335	70
*	Ohr Pharmaceutical Inc.	8,435	69
*	AcelRx Pharmaceuticals Inc.	9,661	69
*	Aerie Pharmaceuticals Inc.	4,215	69
*	Merge Healthcare Inc.	26,420	69
*	Bio-Path Holdings Inc.	29,423	68
*	Xencor Inc.	6,316	68
*	Zogenix Inc.	49,254	67
*	Oncothyreon Inc.	28,374	66
*	BioTime Inc.	20,871	65
*	Pain Therapeutics Inc.	15,250	64
*	Versartis Inc.	2,779	64
*	NanoViricides Inc.	16,073	63
*	Castlight Health Inc. Class B	5,195	62
*	Mirati Therapeutics Inc.	2,878	59
*	Alimera Sciences Inc.	9,393	59
*	Corcept Therapeutics Inc.	21,355	59
*	Alliance HealthCare Services Inc.	2,022	58
*	Cytokinetics Inc.	13,152	56
*	Tandem Diabetes Care Inc.	3,880	55
*	Alder Biopharmaceuticals Inc.	3,208	55
*	NeoStem Inc.	9,491	55
*	ChemoCentryx Inc.	9,949	51
*	Stemline Therapeutics Inc.	4,465	50
*	K2M Group Holdings Inc.	3,540	50

19

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	National Research Corp. Class A	3,582	50
*	Vital Therapies Inc.	2,076	50
*	Kindred Biosciences Inc.	4,546	50
*	Actinium Pharmaceuticals Inc.	7,943	49
*	Sucampo Pharmaceuticals Inc. Class A	7,123	49
*	Addus HomeCare Corp.	2,210	48
*	BioSpecifics Technologies Corp.	1,458	46
*	TransEnterix Inc.	11,494	45
*	Galectin Therapeutics Inc.	7,224	45
*	Inogen Inc.	2,189	45
*	NanoString Technologies Inc.	4,028	45
*	Cellular Dynamics International Inc.	3,896	45
*	TriVascular Technologies Inc.	2,981	43
*,^	Cytori Therapeutics Inc.	25,552	36
*	Applied Genetic Technologies Corp.	1,943	33
*	Esperion Therapeutics Inc.	1,940	30
*	Regulus Therapeutics Inc.	4,237	29
*	Veracyte Inc.	2,133	27
*	Flexion Therapeutics Inc.	1,951	27
*	Achaogen Inc.	2,766	26
*	Cara Therapeutics Inc.	2,326	24
*	Adamas Pharmaceuticals Inc.	1,173	22
*	Eleven Biotherapeutics Inc.	1,962	22
*	Genocea Biosciences Inc.	1,679	22
*	Dicerna Pharmaceuticals Inc.	1,513	21
*	National Research Corp. Class B	386	15
*	Egalet Corp.	1,455	14
*	Regado Biosciences Inc.	6,193	7
			94,210
Materials & Processing (6.8%)
*	Graphic Packaging Holding Co.	131,100	1,677
	US Silica Holdings Inc.	21,557	1,548
	PolyOne Corp.	37,744	1,480
	Belden Inc.	17,483	1,277
	Axiall Corp.	28,040	1,166
	Sensient Technologies Corp.	19,834	1,113
*	KapStone Paper and Packaging Corp.	33,913	1,042
	Watsco Inc.	10,377	960
	HB Fuller Co.	20,087	945
*	Chemtura Corp.	36,350	897
*	Stillwater Mining Co.	48,037	892
*	Rexnord Corp.	30,128	880
*	Berry Plastics Group Inc.	36,056	869
	Minerals Technologies Inc.	13,827	866
	Olin Corp.	31,682	865
	Worthington Industries Inc.	20,635	834
	Commercial Metals Co.	47,213	816
*	Polypore International Inc.	18,075	810
*	Louisiana-Pacific Corp.	56,591	808
	Tronox Ltd. Class A	24,644	748
*	Masonite International Corp.	11,802	675
	Mueller Industries Inc.	22,730	665
	Balchem Corp.	12,197	627
*	AK Steel Holding Corp.	54,819	599
	Mueller Water Products Inc. Class A	63,885	590
	Kaiser Aluminum Corp.	7,230	582
	RBC Bearings Inc.	9,322	576
*	Clearwater Paper Corp.	8,188	567
*	Beacon Roofing Supply Inc.	19,771	564
	Simpson Manufacturing Co. Inc.	16,572	536
	Globe Specialty Metals Inc.	25,598	526
	Schweitzer-Mauduit International Inc.	12,214	523
*	Century Aluminum Co.	20,619	515
	Innophos Holdings Inc.	8,799	512

20

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Trex Co. Inc.	13,471	506
*	Boise Cascade Co.	15,801	475
	A Schulman Inc.	11,710	455
	Interface Inc. Class A	26,654	454
*	Calgon Carbon Corp.	21,362	454
	Hecla Mining Co.	137,588	450
*	Resolute Forest Products Inc.	26,151	450
	PH Glatfelter Co.	17,269	431
	Apogee Enterprises Inc.	11,673	426
*	Cabot Microelectronics Corp.	9,670	415
	Quaker Chemical Corp.	5,304	414
	Innospec Inc.	9,779	412
*	Horsehead Holding Corp.	20,334	411
*	Ferro Corp.	28,757	388
*	Headwaters Inc.	29,449	383
	Universal Forest Products Inc.	8,040	381
	Stepan Co.	7,710	372
	Neenah Paper Inc.	6,641	363
*	RTI International Metals Inc.	12,308	357
*	Intrepid Potash Inc.	22,361	343
	OM Group Inc.	12,877	343
*	Coeur Mining Inc.	41,512	329
	AAON Inc.	16,937	316
*	LSB Industries Inc.	7,751	310
*	Nortek Inc.	3,656	305
	Koppers Holdings Inc.	8,201	304
	Deltic Timber Corp.	4,455	295
	Schnitzer Steel Industries Inc.	10,555	292
*	Taminco Corp.	11,428	274
	Quanex Building Products Corp.	15,030	271
	Materion Corp.	8,258	269
*	Kraton Performance Polymers Inc.	13,143	267
	Haynes International Inc.	4,972	246
	Comfort Systems USA Inc.	15,101	230
*	NCI Building Systems Inc.	11,254	225
	Aceto Corp.	11,521	221
	Myers Industries Inc.	11,075	218
	LB Foster Co. Class A	4,146	217
*	Rentech Inc.	94,622	212
	NN Inc.	7,117	208
	Tredegar Corp.	9,965	207
	Griffon Corp.	15,984	199
*	PGT Inc.	18,942	198
*	Gibraltar Industries Inc.	12,369	197
*	Unifi Inc.	6,232	178
	Insteel Industries Inc.	7,322	172
*,^	Allied Nevada Gold Corp.	41,795	160
*	OMNOVA Solutions Inc.	18,992	159
	Hawkins Inc.	4,263	157
	American Vanguard Corp.	11,547	155
	Wausau Paper Corp.	16,925	154
*	US Concrete Inc.	5,927	150
	Zep Inc.	9,218	146
*	Landec Corp.	10,864	143
*	Northwest Pipe Co.	3,811	141
*	Senomyx Inc.	17,053	139
	Kronos Worldwide Inc.	8,398	133
	Global Brass & Copper Holdings Inc.	8,559	132
*	Molycorp Inc.	73,003	131
*	Patrick Industries Inc.	3,056	127
	FutureFuel Corp.	9,109	127
*	Builders FirstSource Inc.	18,312	126
	Dynamic Materials Corp.	5,591	112
*	Ply Gem Holdings Inc.	8,561	101

21

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Stock Building Supply Holdings Inc.	5,845	99
	Gold Resource Corp.	15,153	94
	Chase Corp.	2,606	92
*	Universal Stainless & Alloy Products Inc.	2,807	90
	Olympic Steel Inc.	3,686	89
*	Continental Building Products Inc.	4,697	75
	Ampco-Pittsburgh Corp.	3,416	73
	Noranda Aluminum Holding Corp.	17,781	72
*	AEP Industries Inc.	1,635	69
	LSI Industries Inc.	8,708	61
	Culp Inc.	3,297	60
	Oil-Dri Corp. of America	1,953	58
*	Dixie Group Inc.	6,004	58
*	Handy & Harman Ltd.	2,201	58
	KMG Chemicals Inc.	3,312	56
*	Shiloh Industries Inc.	3,328	56
*	UFP Technologies Inc.	2,254	53
*	Installed Building Products Inc.	3,698	49
	United States Lime & Minerals Inc.	788	49
*	Marrone Bio Innovations Inc.	4,540	26
	NL Industries Inc.	2,728	24
	Omega Flex Inc.	1,175	21
			47,268
Other (0.1%)[2]
*	Catalent Inc.	5,467	118
*,^	GoPro Inc. Class A	2,086	108
*	Memorial Resource Development Corp.	2,205	65
*	Leap Wireless International Inc CVR	22,395	56
*	Eclipse Resources Corp.	3,000	55
*	TerraForm Power Inc. Class A	1,367	43
*	Aspen Aerogels Inc.	2,700	29
*	Furiex Pharmaceuticals Inc. CVR	2,795	27
*	Otonomy Inc.	688	14
*	HealthEquity Inc.	685	13
*	Adeptus Health Inc. Class A	420	12
*	MobileIron Inc.	1,025	12
*	Kite Pharma Inc.	417	12
*,^	El Pollo Loco Holdings Inc.	349	11
*	Imprivata Inc.	700	10
*	Ardelyx Inc.	679	10
*	Sage Therapeutics Inc.	333	10
*	Arista Networks Inc.	100	8
*	Avalanche Biotechnologies Inc.	206	6
*	Ocular Therapeutix Inc.	210	4
*	Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	31,094	3
*	Energy Transfer Partners LP	55	3
*	Cubist Pharmaceuticals, Inc. CVR	13,664	2
*	Omthera Pharmaceuticals Inc. CVR	2,012	1
			632
Producer Durables (13.6%)
*	Esterline Technologies Corp.	12,754	1,495
*	Teledyne Technologies Inc.	15,046	1,461
	Woodward Inc.	26,586	1,389
	Curtiss-Wright Corp.	19,322	1,388
	HEICO Corp.	26,663	1,381
*	Generac Holdings Inc.	27,601	1,284
	CLARCOR Inc.	20,216	1,278
*	Darling Ingredients Inc.	65,876	1,270
*	Moog Inc. Class A	17,839	1,265
*	JetBlue Airways Corp.	99,687	1,219
	EnerSys	18,815	1,210

22

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Deluxe Corp.	20,071	1,195
EMCOR Group Inc.	26,978	1,165
MAXIMUS Inc.	27,145	1,118
Bristow Group Inc.	14,270	1,041
Actuant Corp. Class A	28,476	961
Corporate Executive Board Co.	13,552	893
Littelfuse Inc.	9,027	830
* Electronics For Imaging Inc.	18,679	823
* Chart Industries Inc.	12,218	817
Applied Industrial Technologies Inc.	16,750	816
* MasTec Inc.	26,300	802
Greenbrier Cos. Inc.	11,062	791
Harsco Corp.	32,377	784
Convergys Corp.	40,688	781
Healthcare Services Group Inc.	28,176	770
Barnes Group Inc.	21,734	744
Mobile Mini Inc.	18,733	734
* Advisory Board Co.	14,676	728
Franklin Electric Co. Inc.	19,128	726
Watts Water Technologies Inc. Class A	11,424	723
* Swift Transportation Co.	34,098	722
Herman Miller Inc.	23,754	706
HNI Corp.	18,084	686
* Proto Labs Inc.	9,078	683
Allegiant Travel Co. Class A	5,533	680
* Itron Inc.	15,762	665
Tetra Tech Inc.	26,048	664
Scorpio Tankers Inc.	68,938	659
MSA Safety Inc.	11,841	656
* XPO Logistics Inc.	21,061	652
* Orbital Sciences Corp.	24,287	650
* On Assignment Inc.	21,785	644
United Stationers Inc.	15,794	642
* Hub Group Inc. Class A	14,745	641
* EnPro Industries Inc.	9,111	619
* FTI Consulting Inc.	16,380	608
Knight Transportation Inc.	23,948	607
* Korn/Ferry International	19,942	603
TAL International Group Inc.	13,631	602
ABM Industries Inc.	22,399	596
* WageWorks Inc.	14,074	581
Forward Air Corp.	12,510	579
* TriMas Corp.	18,134	575
UniFirst Corp.	5,915	573
* Huron Consulting Group Inc.	9,443	571
* OSI Systems Inc.	7,996	558
Granite Construction Inc.	15,679	553
* PHH Corp.	23,011	551
* Measurement Specialties Inc.	6,404	550
Brink's Co.	19,423	532
Steelcase Inc. Class A	33,147	520
Tennant Co.	7,387	515
H&E Equipment Services Inc.	12,543	513
Brady Corp. Class A	19,238	512
Heartland Express Inc.	21,797	511
* Rush Enterprises Inc. Class A	13,773	505
CIRCOR International Inc.	7,081	504
Aircastle Ltd.	25,913	495
AZZ Inc.	10,255	475
* Saia Inc.	9,890	469
Matson Inc.	17,230	465
Ship Finance International Ltd.	23,381	463
* TrueBlue Inc.	16,573	450
G&K Services Inc. Class A	7,999	447

23

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Tutor Perini Corp.	14,944	447
	Kaman Corp.	10,980	446
	Werner Enterprises Inc.	17,922	446
	Primoris Services Corp.	15,274	444
*	GenCorp Inc.	23,979	442
	AAR Corp.	15,866	439
	Gulfmark Offshore Inc.	10,802	434
	MTS Systems Corp.	6,071	432
*	Scorpio Bulkers Inc.	54,028	431
	GasLog Ltd.	16,886	427
*	Dycom Industries Inc.	13,614	425
	Albany International Corp.	11,286	424
	General Cable Corp.	19,508	419
*	DXP Enterprises Inc.	5,193	416
*	GrafTech International Ltd.	47,128	411
	Lindsay Corp.	5,156	401
*	FARO Technologies Inc.	6,910	401
*	Astronics Corp.	6,293	395
*	Wabash National Corp.	27,634	391
	Raven Industries Inc.	14,608	389
*	Wesco Aircraft Holdings Inc.	21,030	386
	Exponent Inc.	5,254	384
	McGrath RentCorp	10,373	384
	ESCO Technologies Inc.	10,647	383
	Standex International Corp.	5,122	382
	Briggs & Stratton Corp.	18,736	377
*	Aegion Corp. Class A	15,228	376
	ArcBest Corp.	10,424	374
*,^	Plug Power Inc.	66,999	374
	Federal Signal Corp.	25,212	371
	US Ecology Inc.	8,642	369
	Cubic Corp.	8,260	369
	Altra Industrial Motion Corp.	10,853	361
*	ExlService Holdings Inc.	13,101	357
	Sun Hydraulics Corp.	8,923	357
	Knoll Inc.	19,419	355
*	ACCO Brands Corp.	45,749	354
	Encore Wire Corp.	8,304	353
*	Thermon Group Holdings Inc.	12,806	348
*	Ascent Capital Group Inc. Class A	5,564	347
	John Bean Technologies Corp.	11,685	339
*	Taser International Inc.	21,599	338
*	Atlas Air Worldwide Holdings Inc.	10,117	338
*	UTi Worldwide Inc.	36,687	337
*	Sykes Enterprises Inc.	15,797	331
*	Team Inc.	8,198	327
	Nordic American Tankers Ltd.	35,759	324
*	RPX Corp.	21,257	323
*	Navigant Consulting Inc.	19,708	321
*	Advanced Energy Industries Inc.	16,512	318
	Hyster-Yale Materials Handling Inc.	4,122	318
*	Blount International Inc.	19,834	317
	Astec Industries Inc.	7,568	314
	Textainer Group Holdings Ltd.	8,655	305
	American Railcar Industries Inc.	3,789	302
	Badger Meter Inc.	5,789	302
	Navios Maritime Holdings Inc.	31,817	301
*	YRC Worldwide Inc.	12,537	291
*	Hawaiian Holdings Inc.	18,064	282
*	Roadrunner Transportation Systems Inc.	11,177	281
*	Modine Manufacturing Co.	19,113	272
*	ICF International Inc.	7,997	270
	Insperity Inc.	9,091	268
	Titan International Inc.	17,665	256

24

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Engility Holdings Inc.	7,039	247
*	Echo Global Logistics Inc.	9,417	244
	Quad/Graphics Inc.	10,838	243
*	Aerovironment Inc.	7,637	241
	Multi-Color Corp.	5,132	238
	Resources Connection Inc.	15,539	238
	Gorman-Rupp Co.	7,557	235
	Kimball International Inc. Class B	14,277	227
	Kforce Inc.	10,958	220
*	PHI Inc.	5,049	216
	Park-Ohio Holdings Corp.	3,675	213
*	Monster Worldwide Inc.	36,494	211
*	Republic Airways Holdings Inc.	19,962	203
	Argan Inc.	5,021	201
*	MYR Group Inc.	8,544	200
	Columbus McKinnon Corp.	7,959	199
*	Advanced Emissions Solutions Inc.	9,082	198
	Powell Industries Inc.	3,725	196
	DHT Holdings Inc.	27,834	195
*	Lydall Inc.	6,823	189
*	TeleTech Holdings Inc.	7,034	189
	Marten Transport Ltd.	9,537	189
	Kadant Inc.	4,695	186
	SkyWest Inc.	20,489	184
	Kelly Services Inc. Class A	10,969	183
*	Great Lakes Dredge & Dock Corp.	23,987	183
	Douglas Dynamics Inc.	8,930	178
*	Air Transport Services Group Inc.	21,720	177
	Celadon Group Inc.	8,388	176
	Barrett Business Services Inc.	2,878	170
	Knightsbridge Tankers Ltd.	13,892	170
	Forrester Research Inc.	4,378	170
*	TriNet Group Inc.	6,306	169
	Heidrick & Struggles International Inc.	7,299	158
	Ennis Inc.	10,955	158
*	GP Strategies Corp.	6,146	155
*	Quality Distribution Inc.	10,987	154
*	Liquidity Services Inc.	9,854	150
	Alamo Group Inc.	2,966	145
	FreightCar America Inc.	4,834	144
*	CBIZ Inc.	16,677	143
*	Furmanite Corp.	15,661	142
*	Mistras Group Inc.	6,566	141
*	Kratos Defense & Security Solutions Inc.	18,407	139
	Safe Bulkers Inc.	15,603	137
*	Ducommun Inc.	4,360	135
*	SP Plus Corp.	6,164	133
*	Dice Holdings Inc.	15,561	132
*	Maxwell Technologies Inc.	12,646	130
	Graham Corp.	4,192	128
*	CAI International Inc.	6,574	127
*	Power Solutions International Inc.	1,798	123
*	InnerWorkings Inc.	14,058	122
	Ceco Environmental Corp.	8,437	119
*,^	ExOne Co.	3,979	116
	Baltic Trading Ltd.	19,728	116
	Global Power Equipment Group Inc.	6,862	116
*	Performant Financial Corp.	11,938	115
	Navios Maritime Acquisition Corp.	32,969	114
*	Orion Marine Group Inc.	10,992	111
*	CRA International Inc.	4,109	111
	Twin Disc Inc.	3,361	109
	Teekay Tankers Ltd. Class A	24,958	106
	NACCO Industries Inc. Class A	1,983	103

25

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	ServiceSource International Inc.	26,550	101
	Electro Rent Corp.	6,577	100
	VSE Corp.	1,668	99
	Ardmore Shipping Corp.	7,241	95
*	Layne Christensen Co.	8,304	95
*	CHC Group Ltd.	13,451	93
	Houston Wire & Cable Co.	7,121	93
*	Patriot Transportation Holding Inc.	2,645	92
	Hurco Cos. Inc.	2,609	86
	Miller Industries Inc.	4,540	86
	CDI Corp.	5,650	86
*	Titan Machinery Inc.	6,952	86
*	AM Castle & Co.	8,117	80
*	Commercial Vehicle Group Inc.	9,804	79
	Mesa Laboratories Inc.	1,075	77
*	Vishay Precision Group Inc.	5,002	77
*	Paylocity Holding Corp.	3,357	76
*	Manitex International Inc.	5,604	76
*	Accuride Corp.	16,203	74
*	Energy Recovery Inc.	15,432	73
*	PRGX Global Inc.	11,667	73
	Spartan Motors Inc.	13,787	72
*	Casella Waste Systems Inc. Class A	15,619	70
*	Sterling Construction Co. Inc.	8,123	69
*	Control4 Corp.	4,583	68
	Hackett Group Inc.	10,577	66
*	Xerium Technologies Inc.	4,416	66
	Marlin Business Services Corp.	3,336	66
	Universal Truckload Services Inc.	2,640	66
*	LMI Aerospace Inc.	4,199	64
*	CUI Global Inc.	8,272	61
	Preformed Line Products Co.	1,039	59
*	Vicor Corp.	7,146	59
*	Dorian LPG Ltd.	2,936	58
*	Heritage-Crystal Clean Inc.	3,572	57
*	Frontline Ltd.	26,596	55
*	Hill International Inc.	12,061	53
*	PAM Transportation Services Inc.	1,290	47
*	USA Truck Inc.	2,512	47
*	Global Sources Ltd.	6,559	47
	International Shipholding Corp.	2,258	46
*	Vertex Energy Inc.	4,734	44
*	General Finance Corp.	4,440	39
*	Erickson Inc.	2,429	32
*	Ultrapetrol Bahamas Ltd.	8,646	29
	SIFCO Industries Inc.	1,019	28
*	ARC Group Worldwide Inc.	1,231	25
*,^	Quest Resource Holding Corp.	5,108	20
*	Corporate Resource Services Inc.	7,044	13
			94,463
Technology (14.4%)
*	Ultimate Software Group Inc.	11,366	1,671
*	Aspen Technology Inc.	36,920	1,517
*	Cognex Corp.	34,820	1,462
*	RF Micro Devices Inc.	114,742	1,431
	FEI Co.	16,942	1,424
*	TriQuint Semiconductor Inc.	68,702	1,420
*	Guidewire Software Inc.	27,245	1,241
*	SS&C Technologies Holdings Inc.	27,314	1,236
*	Verint Systems Inc.	23,939	1,200
*	Cavium Inc.	21,186	1,190
*	Synaptics Inc.	14,444	1,186
*	Tyler Technologies Inc.	13,235	1,179
*	International Rectifier Corp.	28,578	1,126

26

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	CommVault Systems Inc.	18,921	1,043
*	Qlik Technologies Inc.	35,944	1,015
*	Microsemi Corp.	38,081	1,014
	Anixter International Inc.	10,891	972
*	Dealertrack Technologies Inc.	21,485	962
*	ViaSat Inc.	16,589	945
*	DigitalGlobe Inc.	30,252	919
*	Aruba Networks Inc.	42,813	914
*	Trulia Inc.	14,807	913
*	ACI Worldwide Inc.	45,624	888
*	Integrated Device Technology Inc.	53,561	881
*	Fairchild Semiconductor International Inc. Class A	50,093	879
*	Manhattan Associates Inc.	30,388	878
*	Ciena Corp.	42,114	871
	Mentor Graphics Corp.	38,832	847
	Compuware Corp.	88,088	824
	Plantronics Inc.	17,060	814
*	Cornerstone OnDemand Inc.	21,311	798
*	SYNNEX Corp.	11,400	795
*	Silicon Laboratories Inc.	17,425	790
*	Finisar Corp.	38,802	788
*	Take-Two Interactive Software Inc.	33,441	786
	Science Applications International Corp.	16,855	777
	Intersil Corp. Class A	51,634	777
*	Sanmina Corp.	33,009	775
	Monolithic Power Systems Inc.	15,480	740
*,^	InvenSense Inc.	28,500	737
*	Polycom Inc.	55,395	734
	Power Integrations Inc.	12,198	729
	MKS Instruments Inc.	21,467	729
	Blackbaud Inc.	18,508	720
	InterDigital Inc.	16,220	720
*	Semtech Corp.	26,956	702
	Cypress Semiconductor Corp.	63,244	699
*	CACI International Inc. Class A	9,419	679
*	Entegris Inc.	55,806	677
*	NetScout Systems Inc.	14,611	673
*	Sapient Corp.	45,955	667
*	NeuStar Inc. Class A	22,452	662
*	Coherent Inc.	9,998	645
*	Demandware Inc.	12,047	640
	Tessera Technologies Inc.	21,437	634
*	Envestnet Inc.	13,654	628
*	Synchronoss Technologies Inc.	14,148	625
*	OmniVision Technologies Inc.	22,486	610
*	Cirrus Logic Inc.	24,882	602
*	Proofpoint Inc.	14,833	592
*	Acxiom Corp.	30,857	572
*	Veeco Instruments Inc.	16,054	568
*	Rambus Inc.	45,612	566
*	Universal Display Corp.	16,259	565
*	iGATE Corp.	15,037	563
*	Plexus Corp.	13,603	560
*	Syntel Inc.	6,223	556
*	Ubiquiti Networks Inc.	11,918	541
*	Spansion Inc. Class A	24,209	540
*	EPAM Systems Inc.	14,278	538
*	Benchmark Electronics Inc.	21,618	532
*	comScore Inc.	13,897	532
	ADTRAN Inc.	22,621	522
*	Infinera Corp.	49,116	520
*	PMC-Sierra Inc.	69,516	513
	Methode Electronics Inc.	15,206	513
*	MicroStrategy Inc. Class A	3,637	505

27

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	FleetMatics Group plc	14,974	491
	NIC Inc.	26,152	490
*	NETGEAR Inc.	14,640	486
*	Unisys Corp.	20,493	480
*	Progress Software Corp.	20,596	477
	Monotype Imaging Holdings Inc.	15,846	466
*	Cray Inc.	16,316	460
*	Bottomline Technologies de Inc.	15,780	444
*	ScanSource Inc.	11,433	441
*	Rogers Corp.	7,266	437
*	Insight Enterprises Inc.	16,414	431
*	LogMeIn Inc.	9,737	412
*	Ellie Mae Inc.	11,271	403
*,^	Ambarella Inc.	11,550	396
*	Loral Space & Communications Inc.	5,254	394
*	Web.com Group Inc.	20,761	393
*,^	iRobot Corp.	11,823	383
	CSG Systems International Inc.	13,671	379
*	Bankrate Inc.	26,882	377
*	Diodes Inc.	14,614	372
*	Sonus Networks Inc.	98,558	372
*	SPS Commerce Inc.	6,497	363
*	Ruckus Wireless Inc.	25,998	362
	Acacia Research Corp.	20,075	357
*	Amkor Technology Inc.	34,217	356
*	Virtusa Corp.	10,428	355
*	Lattice Semiconductor Corp.	47,189	354
*	Super Micro Computer Inc.	13,838	339
*	RealPage Inc.	20,769	335
*	QLogic Corp.	34,966	316
	Pegasystems Inc.	14,212	315
	Brooks Automation Inc.	26,787	304
*	Newport Corp.	15,982	302
*	Marketo Inc.	10,281	301
*	II-VI Inc.	21,072	294
*	Ultratech Inc.	11,248	291
*	Infoblox Inc.	21,601	291
*	ICG Group Inc.	16,664	289
*	Interactive Intelligence Group Inc.	6,667	285
*	LivePerson Inc.	21,733	281
	ManTech International Corp. Class A	9,604	278
*	CalAmp Corp.	14,410	278
*	BroadSoft Inc.	11,461	273
*	Rofin-Sinar Technologies Inc.	11,242	269
*	Applied Micro Circuits Corp.	31,746	269
*	Blucora Inc.	16,942	264
*	Imperva Inc.	8,801	256
*,^	VirnetX Holding Corp.	17,053	251
*	Harmonic Inc.	38,006	250
*	AVG Technologies NV	13,972	245
*	PDF Solutions Inc.	12,236	244
*	PROS Holdings Inc.	9,427	241
*	Checkpoint Systems Inc.	17,405	241
	CTS Corp.	13,553	240
*	Perficient Inc.	13,856	239
*	Kofax Ltd.	29,751	236
	Park Electrochemical Corp.	8,372	236
	Comtech Telecommunications Corp.	6,146	234
*	RetailMeNot Inc.	12,349	230
*	Fabrinet	14,078	228
	Micrel Inc.	17,888	224
*	Ixia	23,090	222
*	Comverse Inc.	8,986	222
*	Photronics Inc.	24,724	218

28

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Tangoe Inc.	15,512	216
*	Textura Corp.	7,478	215
*	Callidus Software Inc.	18,429	212
*	Extreme Networks Inc.	38,692	206
*	Xcerra Corp.	19,394	203
*	Digital River Inc.	13,093	200
	Daktronics Inc.	15,139	199
*	Qualys Inc.	8,065	196
*	Global Eagle Entertainment Inc.	15,292	193
^	Ebix Inc.	12,277	190
*	Inphi Corp.	12,557	189
	Integrated Silicon Solution Inc.	12,722	189
*	Glu Mobile Inc.	36,044	186
*	VASCO Data Security International Inc.	12,527	185
	American Science & Engineering Inc.	3,154	183
	Epiq Systems Inc.	12,478	182
*	Cvent Inc.	7,195	181
*	SciQuest Inc.	11,117	178
*	Calix Inc.	16,771	176
*	Emulex Corp.	31,851	175
*	TTM Technologies Inc.	22,174	170
	EarthLink Holdings Corp.	41,041	169
*	ShoreTel Inc.	25,073	168
*	Endurance International Group Holdings Inc.	12,087	163
*	DTS Inc.	6,803	162
*	Nanometrics Inc.	9,581	160
*	Exar Corp.	16,030	160
*	FormFactor Inc.	22,594	159
*	Silicon Image Inc.	31,415	159
*	GSI Group Inc.	12,180	156
*	KEYW Holding Corp.	13,116	155
*	Internap Network Services Corp.	22,449	154
*	Mercury Systems Inc.	13,706	153
*	RingCentral Inc. Class A	11,238	151
	Black Box Corp.	6,238	147
*	Bazaarvoice Inc.	20,039	146
*	Silver Spring Networks Inc.	14,039	146
	Oplink Communications Inc.	7,432	144
*	E2open Inc.	9,297	140
*	Peregrine Semiconductor Corp.	11,154	139
*	ARC Document Solutions Inc.	17,069	139
*	GrubHub Inc.	3,582	138
*	Silicon Graphics International Corp.	13,853	136
*	Violin Memory Inc.	32,147	136
*	ChannelAdvisor Corp.	8,300	134
*	NVE Corp.	1,943	134
*	Rudolph Technologies Inc.	13,679	132
*	CEVA Inc.	8,414	128
*	Jive Software Inc.	18,090	126
*	Applied Optoelectronics Inc.	5,930	126
	Cohu Inc.	10,123	124
*	Intralinks Holdings Inc.	15,770	124
*	Zendesk Inc.	4,558	124
*	Immersion Corp.	11,689	122
*	ePlus Inc.	2,089	122
*	Lionbridge Technologies Inc.	26,080	121
*,^	Rocket Fuel Inc.	7,358	120
*	Ciber Inc.	31,130	119
	IXYS Corp.	9,803	118
*	Sparton Corp.	4,061	117
*	Rally Software Development Corp.	9,970	115
*	M/A-COM Technology Solutions Holdings Inc.	4,825	114
*	Luxoft Holding Inc. Class A	3,146	113
*	Quantum Corp.	88,099	110

29

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Gigamon Inc.	9,700	106
*	Kopin Corp.	26,452	105
*	Ultra Clean Holdings Inc.	10,840	105
*	Seachange International Inc.	13,718	104
*	Nimble Storage Inc.	3,714	100
*	MaxLinear Inc.	10,821	100
*	Datalink Corp.	8,014	99
*	Entropic Communications Inc.	37,519	99
	Bel Fuse Inc. Class B	3,985	94
*	Unwired Planet Inc.	43,724	92
*	Kemet Corp.	18,188	92
*	Wix.com Ltd.	5,561	92
*	Zix Corp.	23,760	91
	American Software Inc. Class A	9,878	91
*	Pericom Semiconductor Corp.	9,267	91
*	Axcelis Technologies Inc.	44,665	90
*	Marin Software Inc.	10,562	88
*	Digi International Inc.	10,514	88
*	Dot Hill Systems Corp.	24,057	88
	PC Connection Inc.	3,834	87
*	Actuate Corp.	19,394	86
*	Procera Networks Inc.	8,297	85
*	Aeroflex Holding Corp.	7,873	83
	Reis Inc.	3,369	80
*	Alpha & Omega Semiconductor Ltd.	8,666	80
*	Barracuda Networks Inc.	3,181	79
*	KVH Industries Inc.	6,273	78
*	Vocera Communications Inc.	8,832	78
	Computer Task Group Inc.	6,037	77
*	Carbonite Inc.	7,099	76
*	Telenav Inc.	10,922	75
*,^	QuickLogic Corp.	22,110	75
*	Sapiens International Corp. NV	8,866	73
*	Millennial Media Inc.	30,224	72
*	DSP Group Inc.	8,005	72
*	Agilysys Inc.	5,750	72
	Electro Scientific Industries Inc.	9,632	71
*	Model N Inc.	7,727	71
	Tessco Technologies Inc.	2,214	71
*	Brightcove Inc.	11,716	71
*	Benefitfocus Inc.	2,146	71
*	RealNetworks Inc.	9,084	70
*	GTT Communications Inc.	5,647	69
*	Intevac Inc.	9,585	68
	Alliance Fiber Optic Products Inc.	4,593	68
*	Oclaro Inc.	37,537	66
*	Rubicon Technology Inc.	10,491	65
*	Numerex Corp. Class A	5,658	65
*	Vitesse Semiconductor Corp.	19,324	65
*	TrueCar Inc.	3,119	64
*	ModusLink Global Solutions Inc.	15,124	62
*	Clearfield Inc.	4,573	61
	Digimarc Corp.	2,537	60
*	A10 Networks Inc.	5,100	59
*	Q2 Holdings Inc.	3,967	59
*	Cinedigm Corp. Class A	30,684	57
*	TeleCommunication Systems Inc. Class A	19,232	57
*	Cascade Microtech Inc.	5,125	56
*	Travelzoo Inc.	3,202	55
*	Varonis Systems Inc.	2,287	54
*	Amber Road Inc.	3,577	54
*	Guidance Software Inc.	6,788	53
*	TechTarget Inc.	6,012	52
*	Limelight Networks Inc.	21,880	52

30

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	QAD Inc. Class A	2,383	49
*,^	ParkerVision Inc.	39,698	49
*	OPOWER Inc.	3,116	49
*	Audience Inc.	5,616	48
*	Paycom Software Inc.	2,613	47
*	Everyday Health Inc.	3,034	44
*	Mavenir Systems Inc.	3,873	43
*	Tremor Video Inc.	14,221	42
*	Rightside Group Ltd.	3,497	42
*	Cyan Inc.	11,023	42
*	Park City Group Inc.	3,826	40
*	YuMe Inc.	7,268	38
*	Multi-Fineline Electronix Inc.	3,550	36
*	Borderfree Inc.	2,397	34
*	Demand Media Inc.	3,498	31
*	Vringo Inc.	30,819	31
*	Rubicon Project Inc.	3,174	31
*	Aerohive Networks Inc.	3,821	30
*	Five9 Inc.	4,889	29
*,^	Revolution Lighting Technologies Inc.	12,002	25
*	Turtle Beach Corp.	2,814	20
*	Viasystems Group Inc.	1,474	16
*	Covisint Corp.	3,112	15
*	Avid Technology Inc.	173	1
			99,828
Utilities (4.3%)
	Cleco Corp.	24,204	1,366
*	Dynegy Inc. Class A	40,236	1,315
	Piedmont Natural Gas Co. Inc.	31,253	1,169
	IDACORP Inc.	20,172	1,144
	Portland General Electric Co.	31,348	1,081
	j2 Global Inc.	19,068	1,019
	Southwest Gas Corp.	18,645	973
	Black Hills Corp.	17,895	961
	WGL Holdings Inc.	20,812	905
	New Jersey Resources Corp.	16,896	882
	Laclede Group Inc.	17,261	853
	UIL Holdings Corp.	22,667	844
	PNM Resources Inc.	31,937	837
	ALLETE Inc.	16,984	827
	Avista Corp.	24,125	783
	ONE Gas Inc.	20,840	780
	South Jersey Industries Inc.	13,224	766
	NorthWestern Corp.	15,691	758
	Cogent Communications Holdings Inc.	18,685	648
	El Paso Electric Co.	16,165	636
	MGE Energy Inc.	13,901	559
	NRG Yield Inc. Class A	9,581	521
	Pattern Energy Group Inc. Class A	15,825	510
	American States Water Co.	15,550	502
	Northwest Natural Gas Co.	10,882	495
	California Water Service Group	19,168	467
	West Corp.	15,438	458
	Empire District Electric Co.	17,324	448
*	Globalstar Inc.	110,090	438
	Otter Tail Corp.	14,624	417
	Consolidated Communications Holdings Inc.	16,154	394
*	Gogo Inc.	22,407	379
*	Cincinnati Bell Inc.	83,833	308
*	Iridium Communications Inc.	32,379	304
*	8x8 Inc.	35,511	276
	Chesapeake Utilities Corp.	3,889	268
	Shenandoah Telecommunications Co.	9,663	267
*	Premiere Global Services Inc.	19,346	255

31

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2014

					Market
					Value
				Shares	($000)
*	Vonage Holdings Corp.			68,551	236
*	inContact Inc.			24,096	221
	Atlantic Tele-Network Inc.			3,761	220
	Atlantic Power Corp.			49,731	197
	Ormat Technologies Inc.			7,112	196
*	Intelsat SA			10,972	192
	Unitil Corp.			5,787	189
	SJW Corp.			6,481	177
*	General Communication Inc. Class A			14,138	159
	Inteliquent Inc.			13,009	159
	Connecticut Water Service Inc.			4,364	144
*	FairPoint Communications Inc.			8,327	135
	Middlesex Water Co.			6,411	132
*	Pike Corp.			11,011	131
	Spok Holdings Inc.			8,686	128
*	Hawaiian Telcom Holdco Inc.			4,243	117
	IDT Corp. Class B			7,106	112
*	ORBCOMM Inc.			17,782	111
	Lumos Networks Corp.			7,541	110
	York Water Co.			5,190	105
*	Pendrell Corp.			66,336	102
	Enventis Corp.			5,492	98
	NTELOS Holdings Corp.			6,928	91
*	magicJack VocalTec Ltd.			7,151	90
	Artesian Resources Corp. Class A			3,066	65
*	Boingo Wireless Inc.			9,318	65
					29,495
Total Common Stocks (Cost $596,444)					690,695

		Coupon
Temporary Cash Investments (1.0%)[1]
Money Market Fund (1.0%)
3,4	Vanguard Market Liquidity Fund	0.113%		6,730,759	6,731

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6	Fannie Mae Discount Notes	0.075%	10/15/14	300	300
Total Temporary Cash Investments (Cost $7,031)					7,031
Total Investments (100.5%) (Cost $603,475)					697,726
Other Assets and Liabilities—Net (-0.5%)[4]					(3,232)
Net Assets (100%)					694,494

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,549,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.5%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $3,852,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

32

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (11.4%)
* Office Depot Inc.	93,795	480
American Eagle Outfitters Inc.	34,100	480
* Time Inc.	19,340	454
* Houghton Mifflin Harcourt Co.	19,119	367
Brunswick Corp.	8,131	350
* TRI Pointe Homes Inc.	23,316	345
Dana Holding Corp.	13,803	321
* Life Time Fitness Inc.	6,768	312
Cooper Tire & Rubber Co.	10,097	311
Ryland Group Inc.	8,229	305
* Genesco Inc.	3,837	304
New York Times Co. Class A	24,268	300
* Marriott Vacations Worldwide Corp.	4,968	296
Meredith Corp.	6,299	293
* Meritage Homes Corp.	6,859	283
Group 1 Automotive Inc.	3,465	278
Rent-A-Center Inc.	9,300	259
Guess? Inc.	10,780	253
Matthews International Corp. Class A	5,255	242
* Express Inc.	13,959	242
* Iconix Brand Group Inc.	5,291	220
* Belmond Ltd. Class A	16,996	217
* Standard Pacific Corp.	25,450	213
Children's Place Inc.	3,877	208
* Crocs Inc.	13,437	208
MDC Holdings Inc.	6,858	199
Bob Evans Farms Inc.	4,343	189
Finish Line Inc. Class A	6,364	189
* TiVo Inc.	13,273	187
* Helen of Troy Ltd.	3,121	182
Sonic Automotive Inc. Class A	7,100	175
* Barnes & Noble Inc.	7,290	174
International Speedway Corp. Class A	4,958	166
Scholastic Corp.	4,725	166
* Penn National Gaming Inc.	13,997	158
* Cooper-Standard Holding Inc.	2,300	151
DineEquity Inc.	1,802	150
* Media General Inc.	9,560	147
Cato Corp. Class A	4,150	144
* Shutterfly Inc.	2,684	137
MDC Partners Inc. Class A	5,697	125
National CineMedia Inc.	8,313	121
Brown Shoe Co. Inc.	4,020	120
* BJ's Restaurants Inc.	3,194	119
Regis Corp.	7,772	117
Ethan Allen Interiors Inc.	4,496	113
* Meritor Inc.	8,242	112
* Steiner Leisure Ltd.	2,618	111
* Vitamin Shoppe Inc.	2,724	107
* Caesars Entertainment Corp.	7,926	107
* Skechers U.S.A. Inc. Class A	1,810	106
* Pep Boys-Manny Moe & Jack	9,481	105
* EW Scripps Co. Class A	5,559	105
Callaway Golf Co.	13,808	105
* Lands' End Inc.	2,935	101
* FTD Cos. Inc.	3,036	101
* M/I Homes Inc.	4,358	99
Stage Stores Inc.	5,645	99
Men's Wearhouse Inc.	1,742	94
New Media Investment Group Inc.	5,346	93
Fred's Inc. Class A	6,563	93

33

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Biglari Holdings Inc.	256	92
* Chegg Inc.	13,118	91
* Caesars Acquisition Co. Class A	8,141	89
AMC Entertainment Holdings Inc.	3,748	89
* Federal-Mogul Holdings Corp.	5,134	88
* Hovnanian Enterprises Inc. Class A	20,794	87
Inter Parfums Inc.	2,754	84
Haverty Furniture Cos. Inc.	3,588	83
Superior Industries International Inc.	4,204	82
Viad Corp.	3,640	80
* Journal Communications Inc. Class A	7,982	79
* Elizabeth Arden Inc.	4,610	79
Churchill Downs Inc.	835	79
* MarineMax Inc.	4,415	76
* LeapFrog Enterprises Inc.	11,630	75
* Eastman Kodak Co.	3,144	73
* William Lyon Homes Class A	2,744	70
KB Home	3,908	69
* Ruby Tuesday Inc.	10,942	67
* K12 Inc.	3,535	67
Movado Group Inc.	1,791	66
* Career Education Corp.	11,971	66
* Citi Trends Inc.	2,768	64
* Central Garden and Pet Co. Class A	6,928	62
Stein Mart Inc.	4,945	62
* Sonic Corp.	2,885	61
Columbia Sportswear Co.	796	61
Harte-Hanks Inc.	8,518	60
* Aeropostale Inc.	14,004	59
Marcus Corp.	3,202	58
Shoe Carnival Inc.	2,692	58
National Presto Industries Inc.	852	56
* SFX Entertainment Inc.	7,870	56
Arctic Cat Inc.	1,495	55
Standard Motor Products Inc.	1,423	54
Remy International Inc.	2,357	52
* Beazer Homes USA Inc.	2,737	52
* Revlon Inc. Class A	1,503	51
* America's Car-Mart Inc.	1,173	50
* McClatchy Co. Class A	10,881	49
* Carrols Restaurant Group Inc.	6,271	46
* La Quinta Holdings Inc.	2,297	45
Carriage Services Inc. Class A	2,388	44
* Perry Ellis International Inc.	2,163	43
Universal Technical Institute Inc.	3,860	43
* WCI Communities Inc.	2,089	42
* Orbitz Worldwide Inc.	5,027	41
Destination Maternity Corp.	2,105	41
* Eros International plc	2,491	40
CSS Industries Inc.	1,590	40
* Entercom Communications Corp. Class A	4,396	40
* Sears Hometown and Outlet Stores Inc.	2,068	40
* Lee Enterprises Inc.	9,545	39
Speedway Motorsports Inc.	2,074	39
AH Belo Corp. Class A	3,348	39
* LGI Homes Inc.	1,982	38
* Bridgepoint Education Inc.	2,913	37
* Cumulus Media Inc. Class A	7,821	36
Interval Leisure Group Inc.	1,627	35
* Daily Journal Corp.	183	35
* Denny's Corp.	5,086	35
* Sizmek Inc.	3,923	35
* Black Diamond Inc.	4,049	34
* VOXX International Corp. Class A	3,461	34

34

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* West Marine Inc.	3,115	34
Big 5 Sporting Goods Corp.	3,287	34
* Rosetta Stone Inc.	3,782	33
* Scientific Games Corp. Class A	3,260	33
Weyco Group Inc.	1,226	33
* ITT Educational Services Inc.	3,835	32
* Isle of Capri Casinos Inc.	3,857	32
Lifetime Brands Inc.	1,851	32
RG Barry Corp.	1,656	31
* Central European Media Enterprises Ltd. Class A	12,563	31
Flexsteel Industries Inc.	870	30
* Dex Media Inc.	2,648	30
* Skullcandy Inc.	3,585	30
La-Z-Boy Inc.	1,379	29
* Boyd Gaming Corp.	2,762	29
* Systemax Inc.	1,989	29
* QuinStreet Inc.	5,989	29
* Intrawest Resorts Holdings Inc.	2,393	28
* Morgans Hotel Group Co.	3,635	27
Bon-Ton Stores Inc.	2,601	27
* Quiksilver Inc.	9,288	27
* Reading International Inc. Class A	3,077	27
Ruth's Hospitality Group Inc.	2,310	26
* Destination XL Group Inc.	5,139	26
* Tuesday Morning Corp.	1,455	26
* Fuel Systems Solutions Inc.	2,517	25
* Nautilus Inc.	2,157	25
* Zumiez Inc.	765	25
* ValueVision Media Inc. Class A	5,159	24
Johnson Outdoors Inc. Class A	877	23
* 1-800-Flowers.com Inc. Class A	4,427	23
* JAKKS Pacific Inc.	3,324	23
Cracker Barrel Old Country Store Inc.	215	22
* Monarch Casino & Resort Inc.	1,693	22
* New Home Co. Inc.	1,496	21
* 2U Inc.	1,113	21
Escalade Inc.	1,393	20
* Gaiam Inc. Class A	2,672	20
* Burlington Stores Inc.	546	19
Saga Communications Inc. Class A	512	19
* Kirkland's Inc.	1,077	19
* Cenveo Inc.	6,188	19
bebe stores inc	5,584	18
* Hemisphere Media Group Inc.	1,489	17
* Franklin Covey Co.	868	17
* Tilly's Inc. Class A	1,887	15
Salem Communications Corp. Class A	1,802	15
* Stoneridge Inc.	1,007	13
* Empire Resorts Inc.	2,689	12
Strattec Security Corp.	132	11
Weight Watchers International Inc.	399	10
* hhgregg Inc.	1,328	9
* Sequential Brands Group Inc.	641	9
* New York & Co. Inc.	2,469	8
* Build-A-Bear Workshop Inc.	620	8
* Stamps.com Inc.	218	7
* Libbey Inc.	241	7
* Sportsman's Warehouse Holdings Inc.	1,090	7
* Rentrak Corp.	117	6
* Speed Commerce Inc.	1,773	6
* Martha Stewart Living Omnimedia Inc. Class A	1,320	6
* Biglari Holdings Inc. Rights Exp. 9/12/2014	255	6
* American Public Education Inc.	175	5
* ReachLocal Inc.	923	5

35

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	Einstein Noah Restaurant Group Inc.	314	4
*	Education Management Corp.	3,280	4
*	Bravo Brio Restaurant Group Inc.	260	4
*	Crown Media Holdings Inc. Class A	1,066	4
	Entravision Communications Corp. Class A	557	3
*	Pacific Sunwear of California Inc.	1,017	2
			17,353
Consumer Staples (2.2%)
*	SUPERVALU Inc.	35,558	340
*	TreeHouse Foods Inc.	3,530	291
*	Post Holdings Inc.	7,709	285
	Dean Foods Co.	16,486	267
	Snyder's-Lance Inc.	8,379	228
	Universal Corp.	4,088	216
	Fresh Del Monte Produce Inc.	6,350	203
	Core-Mark Holding Co. Inc.	3,670	177
	SpartanNash Co.	6,717	144
*,^	Seaboard Corp.	46	133
*	Chiquita Brands International Inc.	8,356	116
	Lancaster Colony Corp.	1,229	109
	Vector Group Ltd.	4,393	105
*	Pantry Inc.	4,105	87
	Weis Markets Inc.	1,962	84
	Ingles Markets Inc. Class A	2,286	58
	Sanderson Farms Inc.	588	55
*	Omega Protein Corp.	3,617	54
	John B Sanfilippo & Son Inc.	1,473	45
*	Seneca Foods Corp. Class A	1,453	44
*	Nutraceutical International Corp.	1,541	37
*	Alliance One International Inc.	15,700	35
	Nature's Sunshine Products Inc.	1,934	32
	Village Super Market Inc. Class A	1,202	27
	Roundy's Inc.	6,991	26
	Andersons Inc.	375	26
*	PhotoMedex Inc.	2,319	19
	Alico Inc.	483	19
	B&G Foods Inc.	488	15
*	Boulder Brands Inc.	824	11
*	Chefs' Warehouse Inc.	583	11
	Orchids Paper Products Co.	272	8
	Tootsie Roll Industries Inc.	216	6
	Coca-Cola Bottling Co. Consolidated	70	5
*	Craft Brew Alliance Inc.	359	5
	Female Health Co.	1,146	4
*	Synutra International Inc.	307	2
			3,329
Energy (6.3%)
*	Helix Energy Solutions Group Inc.	18,512	506
	Exterran Holdings Inc.	10,272	479
*	Rosetta Resources Inc.	9,408	470
	Civeo Corp.	16,468	418
*	PDC Energy Inc.	5,826	350
*	Stone Energy Corp.	9,840	346
*	McDermott International Inc.	41,664	300
*	SEACOR Holdings Inc.	3,616	295
*	Hornbeck Offshore Services Inc.	6,359	278
	Energy XXI Bermuda Ltd.	16,585	274
*	Halcon Resources Corp.	45,735	252
*	Forum Energy Technologies Inc.	6,610	225
	Comstock Resources Inc.	8,410	205
*	Bill Barrett Corp.	8,733	199
*	Newpark Resources Inc.	14,911	184
*	Northern Oil and Gas Inc.	10,870	183
	Delek US Holdings Inc.	5,063	177

36

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Penn Virginia Corp.	11,684	176
*	Cloud Peak Energy Inc.	10,851	170
*	TETRA Technologies Inc.	14,057	166
*	Alpha Natural Resources Inc.	39,419	156
*	Matador Resources Co.	5,679	155
*	Key Energy Services Inc.	23,393	147
*	Parker Drilling Co.	21,573	135
*	Contango Oil & Gas Co.	3,102	123
	Tesco Corp.	5,629	119
*	Sanchez Energy Corp.	3,533	117
	Arch Coal Inc.	37,807	115
*	Resolute Energy Corp.	13,878	111
*	Westmoreland Coal Co.	2,614	110
	North Atlantic Drilling Ltd.	9,559	105
*	Hercules Offshore Inc.	28,610	96
*	Era Group Inc.	3,623	93
*	SunCoke Energy Inc.	3,801	91
*	Pacific Ethanol Inc.	3,900	90
*	Swift Energy Co.	7,801	89
*	Emerald Oil Inc.	10,148	87
*	Geospace Technologies Corp.	2,098	86
*	Warren Resources Inc.	13,114	85
*	RSP Permian Inc.	2,951	84
*	VAALCO Energy Inc.	8,875	81
	EXCO Resources Inc.	16,713	81
*	Callon Petroleum Co.	7,206	77
*	Renewable Energy Group Inc.	6,152	75
*	Approach Resources Inc.	4,041	72
*	Triangle Petroleum Corp.	5,898	71
*	EnerNOC Inc.	3,453	68
*	ION Geophysical Corp.	19,285	67
*	Natural Gas Services Group Inc.	2,219	66
*	Vantage Drilling Co.	36,596	65
	W&T Offshore Inc.	3,838	57
*	Clean Energy Fuels Corp.	5,600	56
	Alon USA Energy Inc.	3,353	56
	Walter Energy Inc.	8,734	49
*	Pioneer Energy Services Corp.	3,151	48
*	Midstates Petroleum Co. Inc.	6,622	47
	Green Plains Inc.	1,024	46
*	PowerSecure International Inc.	3,983	44
*	Harvest Natural Resources Inc.	7,498	37
*	Nuverra Environmental Solutions Inc.	2,703	37
	Gulf Island Fabrication Inc.	1,625	34
*	C&J Energy Services Inc.	1,180	34
	Dawson Geophysical Co.	1,436	33
*	Forest Oil Corp.	19,057	31
*	Ameresco Inc. Class A	3,537	30
*	Mitcham Industries Inc.	2,256	30
*	BPZ Resources Inc.	11,705	29
*	American Eagle Energy Corp.	5,419	28
*	Quicksilver Resources Inc.	19,478	26
*	Miller Energy Resources Inc.	4,977	26
	Hallador Energy Co.	1,769	24
*	REX American Resources Corp.	222	24
	Adams Resources & Energy Inc.	356	23
*	TransAtlantic Petroleum Ltd.	1,951	21
*,^	Amyris Inc.	4,820	20
*	Apco Oil and Gas International Inc.	1,354	19
*	Gastar Exploration Inc.	648	5
*	PetroQuest Energy Inc.	707	5
*	Trecora Resources	313	4
*	Global Geophysical Services Inc.	223	—
			9,493

37

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Financial Services (39.0%)
Prosperity Bancshares Inc.	12,231	739
RLJ Lodging Trust	22,960	684
CNO Financial Group Inc.	38,211	682
Highwoods Properties Inc.	15,807	673
LaSalle Hotel Properties	18,253	667
Investors Bancorp Inc.	55,347	587
* Stifel Financial Corp.	11,485	550
EPR Properties	9,374	533
First American Financial Corp.	18,737	531
Sunstone Hotel Investors Inc.	35,809	522
Umpqua Holdings Corp.	29,222	510
FirstMerit Corp.	29,003	500
Cousins Properties Inc.	38,553	489
Primerica Inc.	9,581	482
Hancock Holding Co.	14,431	480
Geo Group Inc.	12,731	476
CubeSmart	25,311	471
Webster Financial Corp.	15,841	467
DCT Industrial Trust Inc.	57,713	459
DiamondRock Hospitality Co.	34,322	457
Pebblebrook Hotel Trust	11,194	434
Medical Properties Trust Inc.	30,212	426
Healthcare Realty Trust Inc.	16,844	420
Colony Financial Inc.	18,679	419
United Bankshares Inc.	12,114	399
Lexington Realty Trust	36,026	392
Radian Group Inc.	26,766	390
Washington Federal Inc.	17,773	387
UMB Financial Corp.	6,617	382
Invesco Mortgage Capital Inc.	21,590	380
Wintrust Financial Corp.	8,164	380
PrivateBancorp Inc.	12,562	371
Cathay General Bancorp	13,965	364
FNB Corp.	29,190	361
Iberiabank Corp.	5,511	360
BancorpSouth Inc.	16,843	357
Glacier Bancorp Inc.	13,060	355
Valley National Bancorp	35,161	352
First Industrial Realty Trust Inc.	19,318	352
Alexander & Baldwin Inc.	8,545	349
Susquehanna Bancshares Inc.	32,909	340
RLI Corp.	7,541	337
Hatteras Financial Corp.	16,927	337
MB Financial Inc.	11,676	330
Mack-Cali Realty Corp.	15,550	329
American Realty Capital Healthcare Trust Inc.	29,695	326
Washington REIT	11,686	325
Chambers Street Properties	41,570	324
American Equity Investment Life Holding Co.	13,037	323
Symetra Financial Corp.	13,220	322
Janus Capital Group Inc.	26,224	319
New Residential Investment Corp.	49,455	310
Capitol Federal Financial Inc.	25,102	310
First Citizens BancShares Inc. Class A	1,327	305
Kennedy-Wilson Holdings Inc.	11,614	303
EverBank Financial Corp.	15,981	302
Kemper Corp.	8,151	296
Platinum Underwriters Holdings Ltd.	4,724	295
New York REIT Inc.	28,414	293
* MGIC Investment Corp.	34,675	292
Acadia Realty Trust	10,063	290
PennyMac Mortgage Investment Trust	12,976	289
CVB Financial Corp.	18,574	289

38

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Government Properties Income Trust	11,835	284
Redwood Trust Inc.	14,553	282
Trustmark Corp.	11,829	281
Home Loan Servicing Solutions Ltd.	12,455	273
Chesapeake Lodging Trust	8,776	270
CYS Investments Inc.	28,580	269
* Texas Capital Bancshares Inc.	4,912	265
ARMOUR Residential REIT Inc.	62,635	265
Education Realty Trust Inc.	24,221	264
Old National Bancorp	20,105	263
Hudson Pacific Properties Inc.	9,662	259
Parkway Properties Inc.	12,482	259
Equity One Inc.	10,832	256
Community Bank System Inc.	7,172	253
* Hilltop Holdings Inc.	11,941	253
International Bancshares Corp.	9,584	253
LTC Properties Inc.	6,137	251
South State Corp.	4,250	249
Retail Opportunity Investments Corp.	15,674	248
Altisource Residential Corp.	10,067	247
Pennsylvania REIT	12,111	244
Argo Group International Holdings Ltd.	4,612	243
Columbia Banking System Inc.	9,267	241
Hersha Hospitality Trust Class A	35,350	240
Selective Insurance Group Inc.	9,903	237
Ramco-Gershenson Properties Trust	13,532	229
FelCor Lodging Trust Inc.	21,879	226
Pinnacle Financial Partners Inc.	6,265	225
Westamerica Bancorporation	4,631	224
First Midwest Bancorp Inc.	13,248	223
Capstead Mortgage Corp.	16,859	223
* iStar Financial Inc.	14,936	222
Cash America International Inc.	4,951	221
Montpelier Re Holdings Ltd.	6,888	217
DuPont Fabros Technology Inc.	7,642	215
Horace Mann Educators Corp.	7,165	214
* Enstar Group Ltd.	1,501	213
Northwest Bancshares Inc.	16,652	210
National Penn Bancshares Inc.	20,687	207
BBCN Bancorp Inc.	13,986	204
STAG Industrial Inc.	8,549	200
Astoria Financial Corp.	15,227	199
Union Bankshares Corp.	8,212	194
Franklin Street Properties Corp.	15,815	192
* Starwood Waypoint Residential Trust	6,852	190
Associated Estates Realty Corp.	10,112	187
Sterling Bancorp	14,646	186
American Capital Mortgage Investment Corp.	8,983	185
Ryman Hospitality Properties Inc.	3,706	184
NBT Bancorp Inc.	7,654	184
Provident Financial Services Inc.	10,733	183
Select Income REIT	6,466	180
* Walter Investment Management Corp.	6,704	177
American Assets Trust Inc.	5,036	176
Park National Corp.	2,262	176
Boston Private Financial Holdings Inc.	14,248	173
* Greenlight Capital Re Ltd. Class A	5,046	173
First Financial Bancorp	10,276	171
BGC Partners Inc. Class A	22,530	171
Banco Latinoamericano de Comercio Exterior SA	5,291	170
* Ambac Financial Group Inc.	6,974	169
Investors Real Estate Trust	19,623	167
Summit Hotel Properties Inc.	15,237	167
ViewPoint Financial Group Inc.	6,359	166

39

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Nelnet Inc. Class A	3,706	163
Chemical Financial Corp.	5,718	162
Renasant Corp.	5,607	162
Inland Real Estate Corp.	15,546	162
Independent Bank Corp.	4,255	157
* Third Point Reinsurance Ltd.	10,114	155
* Piper Jaffray Cos.	2,896	155
United Community Banks Inc.	8,907	151
First Financial Bankshares Inc.	5,132	151
* Kite Realty Group Trust	5,855	151
CyrusOne Inc.	5,762	150
National Bank Holdings Corp. Class A	7,322	149
First Commonwealth Financial Corp.	16,748	148
* Western Alliance Bancorp	6,261	148
* Springleaf Holdings Inc.	4,371	145
WesBanco Inc.	4,680	145
Ashford Hospitality Trust Inc.	12,474	145
PS Business Parks Inc.	1,721	140
First Potomac Realty Trust	10,463	139
Apollo Commercial Real Estate Finance Inc.	8,217	138
Banner Corp.	3,487	137
Excel Trust Inc.	10,589	137
S&T Bancorp Inc.	5,292	132
First Merchants Corp.	6,416	131
Gramercy Property Trust Inc.	20,946	130
New York Mortgage Trust Inc.	16,145	129
Safety Insurance Group Inc.	2,310	128
OFG Bancorp	8,015	127
AMERISAFE Inc.	3,326	125
Northfield Bancorp Inc.	9,539	125
Resource Capital Corp.	23,009	124
Stewart Information Services Corp.	3,826	123
* Strategic Hotels & Resorts Inc.	10,306	122
Oritani Financial Corp.	8,150	122
Wilshire Bancorp Inc.	12,511	122
Tompkins Financial Corp.	2,647	121
* Navigators Group Inc.	1,864	120
City Holding Co.	2,795	119
Terreno Realty Corp.	5,893	119
Rexford Industrial Realty Inc.	8,044	119
RAIT Financial Trust	14,656	119
WSFS Financial Corp.	1,587	118
National General Holdings Corp.	6,320	118
TrustCo Bank Corp. NY	16,858	118
Anworth Mortgage Asset Corp.	22,783	118
FXCM Inc. Class A	8,114	118
Hanmi Financial Corp.	5,671	117
Simmons First National Corp. Class A	2,905	116
Rouse Properties Inc.	6,614	116
^ Southside Bancshares Inc.	3,354	115
Brookline Bancorp Inc.	12,575	115
Lakeland Financial Corp.	2,945	115
Silver Bay Realty Trust Corp.	6,850	114
* Forestar Group Inc.	5,658	113
Western Asset Mortgage Capital Corp.	7,430	113
* Harbinger Group Inc.	8,678	112
Berkshire Hills Bancorp Inc.	4,471	110
* Investment Technology Group Inc.	6,411	109
* American Residential Properties Inc.	5,730	109
Chatham Lodging Trust	4,700	109
Sandy Spring Bancorp Inc.	4,462	108
Monmouth Real Estate Investment Corp.	9,962	108
United Fire Group Inc.	3,618	106
* Capital Bank Financial Corp.	4,315	106

40

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Green Dot Corp. Class A	5,544	105
Flushing Financial Corp.	5,388	104
Ameris Bancorp	4,480	103
AG Mortgage Investment Trust Inc.	5,054	101
National Western Life Insurance Co. Class A	396	101
Community Trust Bancorp Inc.	2,783	99
United Financial Bancorp Inc.	7,892	98
Maiden Holdings Ltd.	8,005	97
* Ezcorp Inc. Class A	9,156	97
* First BanCorp	18,565	97
Arlington Asset Investment Corp. Class A	3,402	97
Cardinal Financial Corp.	5,403	97
Apollo Residential Mortgage Inc.	5,707	96
State Bank Financial Corp.	5,720	96
Campus Crest Communities Inc.	11,526	95
Aviv REIT Inc.	3,220	94
* KCG Holdings Inc. Class A	7,900	92
Washington Trust Bancorp Inc.	2,615	92
* Global Cash Access Holdings Inc.	11,725	92
Cedar Realty Trust Inc.	14,109	91
Physicians Realty Trust	6,106	90
Dime Community Bancshares Inc.	5,837	90
* PICO Holdings Inc.	4,051	90
Infinity Property & Casualty Corp.	1,305	89
Heritage Financial Corp.	5,375	88
* NMI Holdings Inc. Class A	9,001	87
First Interstate BancSystem Inc.	3,224	85
Getty Realty Corp.	4,554	85
* First NBC Bank Holding Co.	2,660	85
Dynex Capital Inc.	9,742	85
* Customers Bancorp Inc.	4,551	85
* Cowen Group Inc. Class A	20,549	84
AmREIT Inc.	3,504	82
FBL Financial Group Inc. Class A	1,731	81
BancFirst Corp.	1,267	81
1st Source Corp.	2,669	80
Stock Yards Bancorp Inc.	2,612	79
Agree Realty Corp.	2,665	79
ConnectOne Bancorp Inc.	4,030	78
Towne Bank	5,135	75
First Busey Corp.	12,910	74
CoBiz Financial Inc.	6,383	74
Ashford Hospitality Prime Inc.	4,520	73
* MoneyGram International Inc.	5,197	73
* Safeguard Scientifics Inc.	3,674	72
* Beneficial Mutual Bancorp Inc.	5,223	72
Bryn Mawr Bank Corp.	2,437	72
Waterstone Financial Inc.	6,128	70
Lakeland Bancorp Inc.	6,751	70
* Yadkin Financial Corp.	3,621	68
Peoples Financial Services Corp.	1,345	68
AmTrust Financial Services Inc.	1,510	66
Heartland Financial USA Inc.	2,774	66
Centerstate Banks Inc.	6,330	66
First Financial Corp.	2,043	66
OneBeacon Insurance Group Ltd. Class A	4,036	65
* Encore Capital Group Inc.	1,457	65
Trico Bancshares	2,872	64
Ares Commercial Real Estate Corp.	5,092	64
German American Bancorp Inc.	2,348	64
* Tejon Ranch Co.	2,247	63
* Flagstar Bancorp Inc.	3,610	63
MainSource Financial Group Inc.	3,638	63
* Phoenix Cos. Inc.	1,014	62

41

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	First Bancorp	3,507	62
	GFI Group Inc.	13,684	62
	Enterprise Financial Services Corp.	3,518	61
	Federal Agricultural Mortgage Corp.	1,855	61
	Whitestone REIT	3,991	61
	Sovran Self Storage Inc.	777	60
	Clifton Bancorp Inc.	4,716	59
	BNC Bancorp	3,489	59
	Financial Institutions Inc.	2,466	59
*	Metro Bancorp Inc.	2,525	59
	State Auto Financial Corp.	2,698	59
	Banc of California Inc.	4,870	59
	Great Southern Bancorp Inc.	1,844	58
	Southwest Bancorp Inc.	3,524	58
	RE/MAX Holdings Inc.	1,896	57
*	Bancorp Inc.	5,891	57
	Mercantile Bank Corp.	2,997	57
	Gladstone Commercial Corp.	3,091	56
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	3,878	56
*	Citizens Inc. Class A	7,832	56
*	HomeTrust Bancshares Inc.	3,712	56
	Home BancShares Inc.	1,861	55
	Univest Corp. of Pennsylvania	2,893	55
*	NewStar Financial Inc.	4,759	55
	Bank Mutual Corp.	8,290	55
	Park Sterling Corp.	7,953	54
	Meadowbrook Insurance Group Inc.	8,709	54
	Central Pacific Financial Corp.	3,050	54
	OmniAmerican Bancorp Inc.	2,057	53
	Bridge Bancorp Inc.	2,071	51
	Bank of Marin Bancorp	1,052	51
	Employers Holdings Inc.	2,374	51
	Arrow Financial Corp.	1,908	51
*	Ladder Capital Corp. Class A	2,714	50
*	Preferred Bank	2,088	50
	First of Long Island Corp.	1,433	50
	Independent Bank Corp.	4,083	50
	Camden National Corp.	1,321	48
	Stonegate Bank	1,774	48
	First Defiance Financial Corp.	1,722	48
*,^	FBR & Co.	1,670	48
	First Community Bancshares Inc.	2,914	48
	One Liberty Properties Inc.	2,185	47
	Independent Bank Group Inc.	932	47
	HomeStreet Inc.	2,587	47
*	Walker & Dunlop Inc.	3,299	47
	Talmer Bancorp Inc. Class A	3,188	47
	Hudson Valley Holding Corp.	2,623	47
	Peoples Bancorp Inc.	1,939	46
	1st United Bancorp Inc.	5,260	46
*	Pacific Premier Bancorp Inc.	3,067	46
	Fidelity & Guaranty Life	2,006	45
	Manning & Napier Inc.	2,430	45
	CorEnergy Infrastructure Trust Inc.	5,634	45
*	NewBridge Bancorp	5,988	45
	First Connecticut Bancorp Inc.	2,876	44
	Glimcher Realty Trust	3,903	44
	Oppenheimer Holdings Inc. Class A	1,812	44
	Citizens & Northern Corp.	2,214	44
	CNB Financial Corp.	2,577	44
	Pacific Continental Corp.	3,203	43
	West Bancorporation Inc.	2,854	43
	Suffolk Bancorp	2,059	43
	Baldwin & Lyons Inc.	1,654	43

42

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Moelis & Co.	1,147	42
Meta Financial Group Inc.	1,093	42
United Community Financial Corp.	9,008	41
Bank of Kentucky Financial Corp.	1,118	41
* INTL. FCStone Inc.	2,117	41
Fidelity Southern Corp.	2,923	41
Peapack Gladstone Financial Corp.	2,142	40
Republic Bancorp Inc. Class A	1,765	40
* Global Indemnity plc	1,455	39
CatchMark Timber Trust Inc. Class A	3,271	39
OceanFirst Financial Corp.	2,387	39
Calamos Asset Management Inc. Class A	3,039	39
* Bridge Capital Holdings	1,746	39
* SWS Group Inc.	5,214	39
Penns Woods Bancorp Inc.	838	38
Sierra Bancorp	2,161	38
* TriState Capital Holdings Inc.	3,934	37
Fox Chase Bancorp Inc.	2,160	37
Charter Financial Corp.	3,384	37
Guaranty Bancorp	2,626	37
Horizon Bancorp	1,637	36
National Bankshares Inc.	1,237	36
BankFinancial Corp.	3,316	36
* Eagle Bancorp Inc.	1,058	35
* Kearny Financial Corp.	2,246	35
Urstadt Biddle Properties Inc. Class A	1,613	34
* Franklin Financial Corp.	1,725	34
* Altisource Asset Management Corp.	46	34
Ames National Corp.	1,467	34
Seacoast Banking Corp. of Florida	3,205	34
EastGroup Properties Inc.	514	33
Armada Hoffler Properties Inc.	3,429	33
Crawford & Co. Class B	3,636	33
Consolidated-Tomoka Land Co.	556	33
* CU Bancorp	1,727	32
* Regional Management Corp.	1,900	32
First Business Financial Services Inc.	703	32
Territorial Bancorp Inc.	1,554	32
* Stonegate Mortgage Corp.	2,172	32
Kansas City Life Insurance Co.	676	31
American National Bankshares Inc.	1,407	31
Heritage Commerce Corp.	3,707	31
Owens Realty Mortgage Inc.	1,917	31
* AV Homes Inc.	1,883	30
MidWestOne Financial Group Inc.	1,240	29
UMH Properties Inc.	2,857	29
Northrim BanCorp Inc.	1,189	29
* Opus Bank	913	29
ESB Financial Corp.	2,285	29
First Bancorp Inc.	1,708	29
* JGWPT Holdings Inc. Class A	2,097	28
First Financial Northwest Inc.	2,608	28
MidSouth Bancorp Inc.	1,469	28
Heritage Oaks Bancorp	3,922	28
* Cascade Bancorp	5,383	28
* Sun Bancorp Inc.	1,480	28
EMC Insurance Group Inc.	896	27
Merchants Bancshares Inc.	918	27
* BBX Capital Corp.	1,439	27
* Consumer Portfolio Services Inc.	3,741	27
National Interstate Corp.	955	27
Capital City Bank Group Inc.	1,895	27
Gain Capital Holdings Inc.	4,124	26
Enterprise Bancorp Inc.	1,312	26

43

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Republic First Bancorp Inc.	5,509	25
Macatawa Bank Corp.	4,717	24
Nicholas Financial Inc.	1,822	23
Trade Street Residential Inc.	3,306	23
Donegal Group Inc. Class A	1,472	23
* Hallmark Financial Services Inc.	2,417	23
Resource America Inc. Class A	2,420	23
Old Line Bancshares Inc.	1,494	22
Century Bancorp Inc. Class A	607	22
HCI Group Inc.	497	21
Independence Holding Co.	1,466	20
* UCP Inc.	1,392	18
* Tree.com Inc.	543	17
* CommunityOne Bancorp	1,828	17
* St. Joe Co.	788	17
NASB Financial Inc.	622	15
* PennyMac Financial Services Inc. Class A	975	15
* Higher One Holdings Inc.	3,801	15
Sabra Health Care REIT Inc.	505	14
* Square 1 Financial Inc. Class A	736	14
Saul Centers Inc.	227	11
Palmetto Bancshares Inc.	743	10
* Tiptree Financial Inc. Class A	1,395	10
CIFC Corp.	1,010	10
Alexander's Inc.	25	10
* Hampton Roads Bankshares Inc.	5,826	10
ServisFirst Bancshares Inc.	277	8
Federated National Holding Co.	187	5
United Insurance Holdings Corp.	258	4
Universal Insurance Holdings Inc.	299	4
* CareTrust REIT Inc.	161	3
* Atlas Financial Holdings Inc.	135	2
* Tejon Ranch Co. Warrants Exp. 8/31/2016	22	—
		59,227
Health Care (4.9%)
* WellCare Health Plans Inc.	7,109	468
Owens & Minor Inc.	11,065	381
* Amsurg Corp.	5,839	314
* Haemonetics Corp.	8,344	298
* Magellan Health Inc.	4,833	270
* Impax Laboratories Inc.	9,950	245
Kindred Healthcare Inc.	11,216	232
* Greatbatch Inc.	4,376	199
CONMED Corp.	4,780	189
Analogic Corp.	2,212	160
* Achillion Pharmaceuticals Inc.	13,637	158
* ICU Medical Inc.	2,391	150
HealthSouth Corp.	3,766	148
* InterMune Inc.	1,949	143
* Wright Medical Group Inc.	4,719	141
* Nektar Therapeutics	9,838	140
* Hanger Inc.	6,193	139
* Tornier NV	6,332	137
* PharMerica Corp.	5,340	133
* Integra LifeSciences Holdings Corp.	2,631	131
* AMN Healthcare Services Inc.	8,282	125
* Orthofix International NV	3,283	111
* Emergent Biosolutions Inc.	4,443	111
National Healthcare Corp.	1,833	105
* BioScrip Inc.	12,187	103
* Amedisys Inc.	4,865	102
* Merit Medical Systems Inc.	7,652	96
Invacare Corp.	5,726	88
* Anacor Pharmaceuticals Inc.	3,738	87

44

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Affymetrix Inc.	9,716	84
* Triple-S Management Corp. Class B	4,351	83
* Albany Molecular Research Inc.	4,193	83
* Prothena Corp. plc	3,416	78
* OraSure Technologies Inc.	9,299	77
* Spectrum Pharmaceuticals Inc.	8,900	72
* Geron Corp.	27,949	66
* Dynavax Technologies Corp.	46,819	66
* Universal American Corp.	7,357	63
* IPC The Hospitalist Co. Inc.	1,297	63
* AngioDynamics Inc.	4,399	62
* Symmetry Medical Inc.	6,677	62
* Rockwell Medical Inc.	6,289	60
* LHC Group Inc.	2,198	57
* Cynosure Inc. Class A	2,493	56
* RTI Surgical Inc.	10,082	53
* Progenics Pharmaceuticals Inc.	9,490	52
CryoLife Inc.	4,825	48
* NuVasive Inc.	1,370	48
* Healthways Inc.	2,675	47
* XenoPort Inc.	9,065	46
* Almost Family Inc.	1,488	42
* Exactech Inc.	1,741	42
* Cross Country Healthcare Inc.	5,180	41
* SurModics Inc.	2,018	41
* Rigel Pharmaceuticals Inc.	15,588	40
* NPS Pharmaceuticals Inc.	1,306	39
* OvaScience Inc.	2,749	37
* Five Star Quality Care Inc.	7,662	36
* BioCryst Pharmaceuticals Inc.	2,571	35
* Derma Sciences Inc.	4,079	35
* Verastem Inc.	3,297	29
* AMAG Pharmaceuticals Inc.	1,265	29
* Medicines Co.	1,065	27
* ACADIA Pharmaceuticals Inc.	1,110	27
* Cytokinetics Inc.	6,160	26
* ChemoCentryx Inc.	4,871	25
* SciClone Pharmaceuticals Inc.	3,474	24
* Celldex Therapeutics Inc.	1,496	24
* CytRx Corp.	7,114	24
* Sagent Pharmaceuticals Inc.	777	22
* Addus HomeCare Corp.	970	21
* AtriCure Inc.	1,279	20
Theravance Inc.	807	19
* TransEnterix Inc.	4,640	18
* Array BioPharma Inc.	4,376	17
* Alliance HealthCare Services Inc.	606	17
* Skilled Healthcare Group Inc.	2,253	17
* PTC Therapeutics Inc.	507	16
* MedAssets Inc.	630	14
* BioTelemetry Inc.	1,918	14
* NeoStem Inc.	2,302	13
* Hyperion Therapeutics Inc.	495	13
* Inovio Pharmaceuticals Inc.	1,190	13
Select Medical Holdings Corp.	868	12
* XOMA Corp.	2,674	12
* Revance Therapeutics Inc.	465	11
* Bio-Reference Laboratories Inc.	307	9
Ensign Group Inc.	252	9
* Navidea Biopharmaceuticals Inc.	5,884	8
* Unilife Corp.	3,186	8
* Agenus Inc.	2,318	7
* Merrimack Pharmaceuticals Inc.	979	7
* Theravance Biopharma Inc.	231	7

45

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Chindex International Inc.	267	6
* Omeros Corp.	405	6
* Cytori Therapeutics Inc.	3,871	5
* Castlight Health Inc. Class B	408	5
* Osiris Therapeutics Inc.	300	4
* Lexicon Pharmaceuticals Inc.	2,659	4
* Peregrine Pharmaceuticals Inc.	2,198	4
* Surgical Care Affiliates Inc.	119	4
* National Research Corp. Class A	217	3
* Idera Pharmaceuticals Inc.	943	3
* Immunomedics Inc.	770	3
* RadNet Inc.	332	2
* Threshold Pharmaceuticals Inc.	520	2
* Cellular Dynamics International Inc.	92	1
* Adamas Pharmaceuticals Inc.	40	1
		7,430
Materials & Processing (5.9%)
Axiall Corp.	12,265	510
Sensient Technologies Corp.	8,172	459
Olin Corp.	13,858	378
Commercial Metals Co.	20,651	357
* Louisiana-Pacific Corp.	24,754	353
Tronox Ltd. Class A	10,780	327
Minerals Technologies Inc.	4,366	273
* AK Steel Holding Corp.	24,077	263
* Masonite International Corp.	4,494	257
Kaiser Aluminum Corp.	3,178	256
* Century Aluminum Co.	9,037	226
Simpson Manufacturing Co. Inc.	6,787	219
Hecla Mining Co.	60,309	197
* Resolute Forest Products Inc.	11,459	197
Schweitzer-Mauduit International Inc.	4,539	194
* Beacon Roofing Supply Inc.	6,787	194
Universal Forest Products Inc.	3,570	169
* Berry Plastics Group Inc.	6,949	168
* Horsehead Holding Corp.	7,784	157
A Schulman Inc.	3,983	155
* Intrepid Potash Inc.	9,931	152
OM Group Inc.	5,718	152
* RTI International Metals Inc.	5,132	149
Innospec Inc.	3,440	145
* LSB Industries Inc.	3,443	138
Schnitzer Steel Industries Inc.	4,679	130
PH Glatfelter Co.	4,803	120
* Kraton Performance Polymers Inc.	5,838	119
Quanex Building Products Corp.	6,222	112
* Coeur Mining Inc.	13,404	106
Haynes International Inc.	2,091	104
Mueller Industries Inc.	3,513	103
LB Foster Co. Class A	1,842	97
Innophos Holdings Inc.	1,641	95
Tredegar Corp.	4,426	92
Stepan Co.	1,852	89
* Gibraltar Industries Inc.	5,493	87
Comfort Systems USA Inc.	5,391	82
Aceto Corp.	4,262	82
Neenah Paper Inc.	1,430	78
Apogee Enterprises Inc.	2,121	77
* Unifi Inc.	2,611	74
Materion Corp.	2,228	73
* Allied Nevada Gold Corp.	18,563	71
Griffon Corp.	5,601	70
American Vanguard Corp.	5,121	69
* Landec Corp.	4,770	63

46

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Northwest Pipe Co.	1,693	63
	Hawkins Inc.	1,596	59
*,^	Molycorp Inc.	32,421	58
	Quaker Chemical Corp.	720	56
	Kronos Worldwide Inc.	3,276	52
	Dynamic Materials Corp.	2,337	47
	Zep Inc.	2,804	45
	FutureFuel Corp.	3,130	44
*	Universal Stainless & Alloy Products Inc.	1,256	40
	Noranda Aluminum Holding Corp.	7,899	32
	Olympic Steel Inc.	1,336	32
	Ampco-Pittsburgh Corp.	1,479	31
*	Cabot Microelectronics Corp.	700	30
	KMG Chemicals Inc.	1,711	29
	LSI Industries Inc.	3,837	27
*	UFP Technologies Inc.	1,106	26
*	Stillwater Mining Co.	1,344	25
	Culp Inc.	1,354	25
	Oil-Dri Corp. of America	716	21
*	Taminco Corp.	843	20
*	Handy & Harman Ltd.	761	20
	NL Industries Inc.	1,256	11
*	Ply Gem Holdings Inc.	577	7
	NN Inc.	224	7
	Global Brass & Copper Holdings Inc.	405	6
*	Dixie Group Inc.	607	6
	Insteel Industries Inc.	209	5
	Chase Corp.	121	4
	Wausau Paper Corp.	456	4
*	AEP Industries Inc.	83	3
*	Shiloh Industries Inc.	82	1
	United States Lime & Minerals Inc.	20	1
			8,875
Other (0.0%)
*	Leap Wireless International Inc CVR	7,564	19

Producer Durables (13.9%)
*	Esterline Technologies Corp.	5,579	654
*	Moog Inc. Class A	7,226	512
	EMCOR Group Inc.	11,800	510
*	Teledyne Technologies Inc.	5,087	494
*	JetBlue Airways Corp.	37,414	458
	Bristow Group Inc.	6,241	455
	Curtiss-Wright Corp.	6,262	450
*	Darling Ingredients Inc.	23,178	447
	Actuant Corp. Class A	12,455	420
	EnerSys	6,256	402
	Convergys Corp.	17,798	342
	Barnes Group Inc.	9,506	325
	Watts Water Technologies Inc. Class A	4,689	297
	Mobile Mini Inc.	7,546	296
*	Itron Inc.	6,933	293
	Scorpio Tankers Inc.	30,171	288
*	Orbital Sciences Corp.	10,623	284
	United Stationers Inc.	6,907	281
	Tetra Tech Inc.	10,674	272
*	FTI Consulting Inc.	7,165	266
	ABM Industries Inc.	9,847	262
	Deluxe Corp.	4,279	255
	UniFirst Corp.	2,603	252
	Granite Construction Inc.	6,887	243
*	PHH Corp.	10,110	242

47

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	Brink's Co.	8,532	234
*	XPO Logistics Inc.	7,443	231
	Applied Industrial Technologies Inc.	4,688	228
*	Huron Consulting Group Inc.	3,725	225
	Brady Corp. Class A	8,446	225
	Ship Finance International Ltd.	10,387	206
	Woodward Inc.	3,871	202
*	Tutor Perini Corp.	6,545	196
	G&K Services Inc. Class A	3,495	195
	AAR Corp.	6,954	193
	Gulfmark Offshore Inc.	4,731	190
*	OSI Systems Inc.	2,712	189
*	Scorpio Bulkers Inc.	23,681	189
	General Cable Corp.	8,546	183
*	GrafTech International Ltd.	20,644	180
	TAL International Group Inc.	3,907	173
	McGrath RentCorp	4,608	170
	ESCO Technologies Inc.	4,729	170
	Briggs & Stratton Corp.	8,322	168
	Albany International Corp.	4,430	166
*,^	Plug Power Inc.	29,756	166
	Federal Signal Corp.	11,198	165
*	ACCO Brands Corp.	20,320	157
	Werner Enterprises Inc.	6,303	157
	Cubic Corp.	3,459	154
*	Ascent Capital Group Inc. Class A	2,473	154
	GasLog Ltd.	6,089	154
	Aircastle Ltd.	7,962	152
*	Aegion Corp. Class A	6,141	151
*	Atlas Air Worldwide Holdings Inc.	4,493	150
*	UTi Worldwide Inc.	16,295	150
	Nordic American Tankers Ltd.	15,882	144
*	Wesco Aircraft Holdings Inc.	7,836	144
*	Navigant Consulting Inc.	8,752	143
	Astec Industries Inc.	3,362	140
	Matson Inc.	5,013	135
*	Sykes Enterprises Inc.	6,391	134
	Navios Maritime Holdings Inc.	14,132	134
*	Korn/Ferry International	4,312	130
*	RPX Corp.	8,432	128
*	ICF International Inc.	3,552	120
	Titan International Inc.	7,845	114
	Quad/Graphics Inc.	4,907	110
*	Engility Holdings Inc.	3,126	110
*	YRC Worldwide Inc.	4,611	107
	Resources Connection Inc.	6,901	106
	Textainer Group Holdings Ltd.	2,907	103
	Kimball International Inc. Class B	6,111	97
	Kaman Corp.	2,367	96
*	Monster Worldwide Inc.	16,210	94
*	ExlService Holdings Inc.	3,352	91
*	PHI Inc.	2,124	91
*	Republic Airways Holdings Inc.	8,866	90
*	MYR Group Inc.	3,796	89
	Powell Industries Inc.	1,655	87
	DHT Holdings Inc.	12,363	87
*	Modine Manufacturing Co.	6,026	86
	SkyWest Inc.	9,098	82
	Kelly Services Inc. Class A	4,872	81
*	Roadrunner Transportation Systems Inc.	3,157	79
	Columbus McKinnon Corp.	3,146	79
*	Air Transport Services Group Inc.	9,307	76
*	Great Lakes Dredge & Dock Corp.	9,875	75
	Celadon Group Inc.	3,510	74

48

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Knightsbridge Tankers Ltd.	5,985	73
Heidrick & Struggles International Inc.	3,242	70
Kadant Inc.	1,715	68
Ennis Inc.	4,655	67
* Liquidity Services Inc.	4,303	66
FreightCar America Inc.	2,145	64
Alamo Group Inc.	1,270	62
* CBIZ Inc.	7,078	61
Safe Bulkers Inc.	6,930	61
* Kratos Defense & Security Solutions Inc.	7,960	60
* CAI International Inc.	2,869	56
Argan Inc.	1,355	54
Multi-Color Corp.	1,170	54
Ceco Environmental Corp.	3,749	53
Littelfuse Inc.	570	52
* TriNet Group Inc.	1,940	52
* Quality Distribution Inc.	3,680	52
Baltic Trading Ltd.	8,762	51
Global Power Equipment Group Inc.	3,048	51
* InnerWorkings Inc.	5,875	51
Navios Maritime Acquisition Corp.	14,646	51
* Orion Marine Group Inc.	4,882	49
Marten Transport Ltd.	2,476	49
* Aerovironment Inc.	1,539	49
* CRA International Inc.	1,786	48
Standex International Corp.	643	48
Teekay Tankers Ltd. Class A	11,084	47
* ServiceSource International Inc.	12,191	46
NACCO Industries Inc. Class A	866	45
VSE Corp.	738	44
Ardmore Shipping Corp.	3,215	42
* CHC Group Ltd.	5,976	41
Houston Wire & Cable Co.	3,164	41
* Patriot Transportation Holding Inc.	1,185	41
Electro Rent Corp.	2,711	41
* TeleTech Holdings Inc.	1,515	41
* Layne Christensen Co.	3,531	40
* Dice Holdings Inc.	4,680	40
Hurco Cos. Inc.	1,153	38
CDI Corp.	2,510	38
Encore Wire Corp.	884	38
* Ducommun Inc.	1,188	37
* Rush Enterprises Inc. Class A	1,004	37
Miller Industries Inc.	1,896	36
* Vishay Precision Group Inc.	2,265	35
CLARCOR Inc.	513	32
Spartan Motors Inc.	6,137	32
* Titan Machinery Inc.	2,599	32
* AM Castle & Co.	3,243	32
* PRGX Global Inc.	4,845	30
* TriMas Corp.	936	30
Marlin Business Services Corp.	1,487	29
* LMI Aerospace Inc.	1,861	28
Lindsay Corp.	358	28
* Sterling Construction Co. Inc.	3,115	27
* Dorian LPG Ltd.	1,305	26
Preformed Line Products Co.	423	24
Franklin Electric Co. Inc.	629	24
HNI Corp.	620	24
* Paylocity Holding Corp.	1,033	23
* FARO Technologies Inc.	402	23
* Frontline Ltd.	11,198	23
Hackett Group Inc.	3,592	23
CIRCOR International Inc.	316	23

49

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Energy Recovery Inc.	4,470	21
* USA Truck Inc.	1,115	21
* GP Strategies Corp.	827	21
* Dycom Industries Inc.	664	21
International Shipholding Corp.	992	20
* Vicor Corp.	2,468	20
* Global Sources Ltd.	2,427	17
* PAM Transportation Services Inc.	467	17
* Erickson Inc.	1,077	14
ArcBest Corp.	369	13
Twin Disc Inc.	406	13
* Advanced Energy Industries Inc.	659	13
* Ultrapetrol Bahamas Ltd.	3,631	12
* Lydall Inc.	415	11
Universal Truckload Services Inc.	438	11
SIFCO Industries Inc.	362	10
* CUI Global Inc.	1,271	9
American Railcar Industries Inc.	110	9
Douglas Dynamics Inc.	334	7
* Advanced Emissions Solutions Inc.	198	4
* Hill International Inc.	886	4
* SP Plus Corp.	174	4
* Casella Waste Systems Inc. Class A	674	3
* Performant Financial Corp.	287	3
* Heritage-Crystal Clean Inc.	136	2
* Accuride Corp.	470	2
		21,134
Technology (9.2%)
* International Rectifier Corp.	12,502	493
* DigitalGlobe Inc.	13,232	402
* Fairchild Semiconductor International Inc. Class A	21,911	385
Mentor Graphics Corp.	16,985	370
Compuware Corp.	38,531	360
Intersil Corp. Class A	22,587	340
* Sanmina Corp.	14,439	339
MKS Instruments Inc.	9,390	319
* Take-Two Interactive Software Inc.	13,498	317
* SYNNEX Corp.	4,448	310
* CACI International Inc. Class A	4,121	297
* OmniVision Technologies Inc.	9,880	268
* Coherent Inc.	4,080	263
* Acxiom Corp.	13,566	252
* Veeco Instruments Inc.	7,060	250
Anixter International Inc.	2,647	236
* Benchmark Electronics Inc.	9,497	234
* NETGEAR Inc.	6,424	213
* Progress Software Corp.	9,042	209
* ScanSource Inc.	5,010	193
* Insight Enterprises Inc.	7,197	189
* Cirrus Logic Inc.	7,643	185
* Polycom Inc.	13,361	177
* Plexus Corp.	3,951	163
Acacia Research Corp.	8,917	159
* PMC-Sierra Inc.	21,180	156
* Bankrate Inc.	10,817	152
* Microsemi Corp.	5,446	145
* QLogic Corp.	15,529	141
* Rogers Corp.	2,318	140
* Entegris Inc.	11,078	134
* II-VI Inc.	9,359	131
* ICG Group Inc.	7,332	127
Brooks Automation Inc.	11,054	125
ManTech International Corp. Class A	4,265	124
* Rofin-Sinar Technologies Inc.	4,992	120

50

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Blucora Inc.	7,525	117
Tessera Technologies Inc.	3,951	117
ADTRAN Inc.	4,873	112
* Silicon Laboratories Inc.	2,415	109
CTS Corp.	6,020	107
* Ultratech Inc.	4,082	106
Park Electrochemical Corp.	3,718	105
* Integrated Device Technology Inc.	6,327	104
Comtech Telecommunications Corp.	2,729	104
* Checkpoint Systems Inc.	7,422	103
* Fabrinet	6,252	101
CSG Systems International Inc.	3,564	99
* Photronics Inc.	10,980	97
* Harmonic Inc.	14,566	96
* Digital River Inc.	5,815	89
* Ixia	9,076	87
* Unisys Corp.	3,604	84
Ebix Inc.	5,454	84
Integrated Silicon Solution Inc.	5,379	80
* Calix Inc.	7,386	78
* Emulex Corp.	14,146	78
Epiq Systems Inc.	5,239	76
* Amkor Technology Inc.	7,294	76
EarthLink Holdings Corp.	18,229	75
* TTM Technologies Inc.	9,639	74
American Science & Engineering Inc.	1,232	71
* FormFactor Inc.	9,893	70
* GSI Group Inc.	5,410	69
* Dealertrack Technologies Inc.	1,548	69
* KEYW Holding Corp.	5,825	69
* Internap Network Services Corp.	9,673	66
* Mercury Systems Inc.	5,922	66
Black Box Corp.	2,770	66
Oplink Communications Inc.	3,295	64
* Peregrine Semiconductor Corp.	4,947	62
* Exar Corp.	6,057	60
* CEVA Inc.	3,737	57
Cohu Inc.	4,497	55
* Intralinks Holdings Inc.	6,993	55
* Xcerra Corp.	5,150	54
* Ciber Inc.	13,826	53
* Diodes Inc.	2,057	52
IXYS Corp.	4,354	52
* DTS Inc.	2,180	52
* ePlus Inc.	878	51
* Rudolph Technologies Inc.	5,144	50
* Kopin Corp.	11,749	47
* Seachange International Inc.	5,853	44
* Datalink Corp.	3,508	43
Plantronics Inc.	894	43
Bel Fuse Inc. Class B	1,785	42
* Kemet Corp.	8,078	41
* Axcelis Technologies Inc.	19,804	40
PC Connection Inc.	1,719	39
* Entropic Communications Inc.	14,764	39
* Pericom Semiconductor Corp.	3,949	39
* Bazaarvoice Inc.	5,163	38
* Digi International Inc.	4,517	38
* Perficient Inc.	2,141	37
* Actuate Corp.	8,204	36
* Alpha & Omega Semiconductor Ltd.	3,850	36
* DSP Group Inc.	3,932	35
* Infinera Corp.	3,316	35
* Ultra Clean Holdings Inc.	3,587	35

51

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* NVE Corp.	501	35
* Silicon Image Inc.	6,780	34
Computer Task Group Inc.	2,683	34
* Telenav Inc.	4,851	33
Reis Inc.	1,382	33
* Agilysys Inc.	2,611	33
Electro Scientific Industries Inc.	4,359	32
* Millennial Media Inc.	13,423	32
* Bottomline Technologies de Inc.	1,129	32
* Nanometrics Inc.	1,901	32
* Procera Networks Inc.	3,081	32
* Sapiens International Corp. NV	3,812	31
* RealNetworks Inc.	4,079	31
* Intevac Inc.	4,257	30
Tessco Technologies Inc.	933	30
* Oclaro Inc.	16,672	29
* Quantum Corp.	23,167	29
* Extreme Networks Inc.	5,428	29
* Trulia Inc.	460	28
* ModusLink Global Solutions Inc.	6,584	27
* Rubicon Technology Inc.	4,239	26
* Verint Systems Inc.	527	26
Daktronics Inc.	1,984	26
* TechTarget Inc.	2,951	26
* TeleCommunication Systems Inc. Class A	8,556	25
* Limelight Networks Inc.	10,557	25
* Cascade Microtech Inc.	2,132	23
* Audience Inc.	2,494	21
* Finisar Corp.	1,049	21
* Global Eagle Entertainment Inc.	1,657	21
* Paycom Software Inc.	1,162	21
* Cinedigm Corp. Class A	10,535	20
* Tremor Video Inc.	6,318	19
* Rightside Group Ltd.	1,453	17
* Infoblox Inc.	1,295	17
* YuMe Inc.	3,228	17
* NeuStar Inc. Class A	550	16
* Multi-Fineline Electronix Inc.	1,505	15
* Newport Corp.	773	15
* Demand Media Inc.	1,454	13
* Model N Inc.	1,020	9
* Viasystems Group Inc.	864	9
* KVH Industries Inc.	639	8
* Glu Mobile Inc.	1,473	8
* Aerohive Networks Inc.	925	7
* Covisint Corp.	1,264	6
* Numerex Corp. Class A	461	5
* Zendesk Inc.	177	5
* Silver Spring Networks Inc.	380	4
QAD Inc. Class A	129	3
* A10 Networks Inc.	197	2
* Q2 Holdings Inc.	154	2
* Amber Road Inc.	138	2
* QuickLogic Corp.	580	2
* Varonis Systems Inc.	82	2
* OPOWER Inc.	120	2
* Vringo Inc.	1,742	2
* Everyday Health Inc.	117	2
* Vitesse Semiconductor Corp.	459	2
* Borderfree Inc.	92	1
* Rubicon Project Inc.	122	1
* Five9 Inc.	190	1
* Revolution Lighting Technologies Inc.	339	1
		13,868

52

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Utilities (7.1%)
Cleco Corp.	10,586	597
* Dynegy Inc. Class A	17,600	575
Piedmont Natural Gas Co. Inc.	13,669	511
IDACORP Inc.	8,823	500
Portland General Electric Co.	13,712	473
Southwest Gas Corp.	8,157	426
Black Hills Corp.	7,827	421
WGL Holdings Inc.	9,103	396
New Jersey Resources Corp.	7,382	386
Laclede Group Inc.	7,557	374
UIL Holdings Corp.	9,915	369
PNM Resources Inc.	13,971	366
ALLETE Inc.	7,428	362
Avista Corp.	10,553	343
ONE Gas Inc.	9,115	341
South Jersey Industries Inc.	5,785	335
NorthWestern Corp.	6,863	331
El Paso Electric Co.	7,069	278
MGE Energy Inc.	6,108	246
NRG Yield Inc. Class A	4,171	227
Northwest Natural Gas Co.	4,773	217
American States Water Co.	6,349	205
California Water Service Group	8,405	205
Empire District Electric Co.	7,591	196
* Globalstar Inc.	48,231	192
Otter Tail Corp.	6,495	185
* Iridium Communications Inc.	14,355	135
Chesapeake Utilities Corp.	1,727	119
* Vonage Holdings Corp.	30,507	105
* Cincinnati Bell Inc.	28,445	104
Atlantic Tele-Network Inc.	1,672	98
West Corp.	3,250	96
* Premiere Global Services Inc.	7,319	96
Atlantic Power Corp.	21,490	85
* 8x8 Inc.	10,709	83
Unitil Corp.	2,473	81
Consolidated Communications Holdings Inc.	2,676	65
Connecticut Water Service Inc.	1,937	64
* Intelsat SA	3,616	63
SJW Corp.	2,233	61
Middlesex Water Co.	2,847	58
* Pike Corp.	4,883	58
Spok Holdings Inc.	3,858	57
Ormat Technologies Inc.	1,952	54
* Hawaiian Telcom Holdco Inc.	1,883	52
* ORBCOMM Inc.	7,650	48
* Pendrell Corp.	29,215	45
Artesian Resources Corp. Class A	1,380	29
* Boingo Wireless Inc.	3,693	26
NTELOS Holdings Corp.	1,690	22
Shenandoah Telecommunications Co.	635	18
York Water Co.	869	18
* FairPoint Communications Inc.	692	11
* inContact Inc.	1,048	10
Lumos Networks Corp.	520	8
* magicJack VocalTec Ltd.	225	3
IDT Corp. Class B	172	3
		10,832
Total Common Stocks (Cost $145,271)		151,560

53

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2014

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
2,3 Vanguard Market Liquidity Fund	0.113%		349,000	349

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.1%)
4,5 Federal Home Loan Bank Discount Notes	0.080%	9/24/14	100	100
Total Temporary Cash Investments (Cost $449)				449
Total Investments (100.2%) (Cost $145,720)				152,009
Other Assets and Liabilities—Net (-0.2%)[3]				(247)
Net Assets (100%)				151,762

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $333,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $349,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

54

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (16.2%)
* Tenneco Inc.	19,079	1,223
Vail Resorts Inc.	11,327	900
* Buffalo Wild Wings Inc.	5,923	875
Wolverine World Wide Inc.	31,785	844
* Restoration Hardware Holdings Inc.	9,769	819
Pool Corp.	14,137	801
Sotheby's	19,094	779
Jack in the Box Inc.	12,547	746
Cheesecake Factory Inc.	15,651	704
* Five Below Inc.	16,995	689
* Asbury Automotive Group Inc.	9,606	669
Hillenbrand Inc.	19,669	658
Men's Wearhouse Inc.	11,956	646
* Grand Canyon Education Inc.	14,608	632
HSN Inc.	10,394	630
Sinclair Broadcast Group Inc. Class A	21,520	625
Lithia Motors Inc. Class A	7,148	625
Brunswick Corp.	14,520	624
* Steven Madden Ltd.	18,252	620
* ANN Inc.	14,665	608
Texas Roadhouse Inc. Class A	21,978	584
* Conversant Inc.	21,127	582
Dana Holding Corp.	24,612	572
Cracker Barrel Old Country Store Inc.	5,639	566
* Gentherm Inc.	11,122	543
PriceSmart Inc.	5,905	529
* Skechers U.S.A. Inc. Class A	9,060	529
Monro Muffler Brake Inc.	9,935	514
* Vistaprint NV	10,424	503
* G-III Apparel Group Ltd.	6,030	498
* Lumber Liquidators Holdings Inc.	8,654	495
Pier 1 Imports Inc.	29,841	470
* Pinnacle Entertainment Inc.	18,812	470
Nexstar Broadcasting Group Inc. Class A	9,662	441
Buckle Inc.	8,831	434
* Fiesta Restaurant Group Inc.	8,389	412
* Bloomin' Brands Inc.	24,349	405
* Bright Horizons Family Solutions Inc.	9,698	394
* Conn's Inc.	8,759	393
* American Axle & Manufacturing Holdings Inc.	21,378	387
Papa John's International Inc.	9,676	383
* Dorman Products Inc.	8,518	382
* Select Comfort Corp.	16,997	380
* Shutterfly Inc.	7,424	379
* Outerwall Inc.	6,383	376
* LifeLock Inc.	25,208	374
* Hibbett Sports Inc.	8,180	372
* Tumi Holdings Inc.	15,862	357
KB Home	19,562	347
* Krispy Kreme Doughnuts Inc.	20,403	347
* Shutterstock Inc.	4,813	341
Drew Industries Inc.	7,478	332
* Constant Contact Inc.	9,948	310
Sturm Ruger & Co. Inc.	6,138	309
La-Z-Boy Inc.	14,139	302
* Popeyes Louisiana Kitchen Inc.	7,499	301
* Burlington Stores Inc.	8,007	286
Oxford Industries Inc.	4,602	282
* Diamond Resorts International Inc.	11,069	277
* Universal Electronics Inc.	4,979	272
* Mattress Firm Holding Corp.	4,690	269

55

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Multimedia Games Holding Co. Inc.	9,399	261
* Carmike Cinemas Inc.	7,620	258
Churchill Downs Inc.	2,734	257
* Sonic Corp.	11,936	252
* Red Robin Gourmet Burgers Inc.	4,534	241
Capella Education Co.	3,419	223
Columbia Sportswear Co.	2,902	221
* Meritor Inc.	16,136	220
* Tower International Inc.	6,446	216
* Winnebago Industries Inc.	8,522	211
Interval Leisure Group Inc.	9,568	207
* Boyd Gaming Corp.	19,411	207
* Strayer Education Inc.	3,393	206
* Iconix Brand Group Inc.	4,929	205
* Cavco Industries Inc.	2,767	198
* Move Inc.	12,382	197
Brown Shoe Co. Inc.	6,596	197
^ Weight Watchers International Inc.	7,961	197
* Helen of Troy Ltd.	3,374	196
* Tuesday Morning Corp.	11,046	194
* La Quinta Holdings Inc.	9,824	194
* Smith & Wesson Holding Corp.	17,192	190
* Vitamin Shoppe Inc.	4,843	190
* Francesca's Holdings Corp.	13,209	185
* HealthStream Inc.	6,744	175
* Libbey Inc.	6,297	174
* TiVo Inc.	12,288	173
DineEquity Inc.	2,042	170
* Zumiez Inc.	5,145	166
* Del Frisco's Restaurant Group Inc.	7,394	164
* American Public Education Inc.	5,161	157
* Gray Television Inc.	15,505	154
* American Woodmark Corp.	3,852	151
Nutrisystem Inc.	9,007	147
* Rentrak Corp.	2,843	145
* Motorcar Parts of America Inc.	4,720	143
* Cumulus Media Inc. Class A	30,591	140
* Vera Bradley Inc.	6,823	140
Standard Motor Products Inc.	3,697	139
* Stamps.com Inc.	4,062	137
World Wrestling Entertainment Inc. Class A	9,304	135
* Chuy's Holdings Inc.	5,142	135
ClubCorp Holdings Inc.	6,854	127
* Vince Holding Corp.	3,496	127
* Denny's Corp.	18,310	125
* RealD Inc.	12,582	117
* Container Store Group Inc.	5,384	114
Finish Line Inc. Class A	3,775	112
Group 1 Automotive Inc.	1,394	112
* Christopher & Banks Corp.	11,398	109
* Blue Nile Inc.	3,790	108
* Angie's List Inc.	13,645	105
* Scientific Games Corp. Class A	10,133	103
* Tile Shop Holdings Inc.	8,776	101
* XO Group Inc.	8,421	99
Movado Group Inc.	2,594	96
Marchex Inc. Class B	10,277	88
* K12 Inc.	4,550	86
* Stoneridge Inc.	6,804	85
Ruth's Hospitality Group Inc.	7,215	80
* Jamba Inc.	5,379	79
Entravision Communications Corp. Class A	17,116	78
* Bravo Brio Restaurant Group Inc.	5,379	78
* Quiksilver Inc.	26,179	76

56

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

				Market
				Value
			Shares	($000)
	MDC Partners Inc. Class A		3,282	72
*	Nautilus Inc.		5,973	71
	Strattec Security Corp.		853	68
*	Overstock.com Inc.		3,846	68
*	BJ's Restaurants Inc.		1,800	67
*	Beazer Homes USA Inc.		3,553	67
*	Noodles & Co. Class A		3,387	66
*	TRI Pointe Homes Inc.		4,268	63
	National CineMedia Inc.		4,149	61
*	Orbitz Worldwide Inc.		7,313	60
*,^	Coupons.com Inc.		3,775	58
	Cooper Tire & Rubber Co.		1,847	57
*	Potbelly Corp.		4,675	57
*	Nathan's Famous Inc.		1,011	56
	Winmark Corp.		776	56
*	Sequential Brands Group Inc.		4,157	56
*	Malibu Boats Inc. Class A		2,636	55
*	Crocs Inc.		3,506	54
*	Zoe's Kitchen Inc.		1,826	53
*	Fox Factory Holding Corp.		3,496	53
*	Genesco Inc.		661	52
	Arctic Cat Inc.		1,413	52
*	Kirkland's Inc.		2,686	48
	Cato Corp. Class A		1,285	45
	Collectors Universe Inc.		2,158	44
	Einstein Noah Restaurant Group Inc.		2,929	42
*	Eros International plc		2,528	41
*	Liberty Tax Inc.		1,192	40
*	Speed Commerce Inc.		12,153	40
*	Famous Dave's of America Inc.		1,464	40
*	Franklin Covey Co.		2,057	39
*	Norcraft Cos. Inc.		2,328	39
*	Build-A-Bear Workshop Inc.		2,770	36
*	Life Time Fitness Inc.		715	33
*	Crown Media Holdings Inc. Class A		8,974	31
*	Martha Stewart Living Omnimedia Inc. Class A		7,033	30
*	Revlon Inc. Class A		852	29
*	Caesars Entertainment Corp.		2,118	28
*	Pacific Sunwear of California Inc.		13,340	28
	Marine Products Corp.		3,401	27
*	Express Inc.	•1,555	1,555	27
*	2U Inc.		1,256	24
*	Radio One Inc.		7,231	22
*	Morgans Hotel Group Co.		2,750	21
*	ValueVision Media Inc. Class A		4,303	20
*	Cenveo Inc.		6,468	20
*	FTD Cos. Inc.		586	19
*	LGI Homes Inc.		991	19
*	Care.com Inc.		2,023	19
*	Ignite Restaurant Group Inc.		2,427	18
*	William Lyon Homes Class A		668	17
*	Cooper-Standard Holding Inc.		245	16
*	Papa Murphy's Holdings Inc.		1,828	16
*	America's Car-Mart Inc.		370	16
	Carriage Services Inc. Class A		824	15
*	Central Garden and Pet Co. Class A		1,595	14
*	New York & Co. Inc.		4,172	14
*	ReachLocal Inc.		2,516	13
	Destination Maternity Corp.		591	11
	Inter Parfums Inc.		365	11
*	hhgregg Inc.		1,426	10
*	Destination XL Group Inc.		1,914	10
	Escalade Inc.		654	9
	Saga Communications Inc. Class A		231	9

57

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Remy International Inc.	327	7
* Sportsman's Warehouse Holdings Inc.	1,134	7
* ITT Educational Services Inc.	578	5
RG Barry Corp.	201	4
* Education Management Corp.	890	1
		43,885
Consumer Staples (3.3%)
* United Natural Foods Inc.	15,551	1,000
Casey's General Stores Inc.	12,061	865
Sanderson Farms Inc.	6,235	582
* Boston Beer Co. Inc. Class A	2,610	577
* TreeHouse Foods Inc.	6,861	566
Andersons Inc.	8,169	562
B&G Foods Inc.	16,069	485
* Fresh Market Inc.	13,410	447
J&J Snack Foods Corp.	4,704	446
Cal-Maine Foods Inc.	4,908	388
WD-40 Co.	4,745	326
Lancaster Colony Corp.	3,673	325
Vector Group Ltd.	12,873	308
* Boulder Brands Inc.	17,604	237
* Diamond Foods Inc.	6,814	188
* Annie's Inc.	5,319	170
Calavo Growers Inc.	4,245	165
Tootsie Roll Industries Inc.	5,355	151
* Medifast Inc.	4,108	138
* USANA Health Sciences Inc.	1,882	137
Coca-Cola Bottling Co. Consolidated	1,334	99
PetMed Express Inc.	6,316	89
Limoneira Co.	3,616	88
* Chefs' Warehouse Inc.	4,602	87
* National Beverage Corp.	3,569	65
* Inventure Foods Inc.	4,856	59
Orchids Paper Products Co.	2,048	57
* Farmer Bros Co.	2,339	55
* Natural Grocers by Vitamin Cottage Inc.	2,918	54
* 22nd Century Group Inc.	12,858	39
* Craft Brew Alliance Inc.	2,807	37
Core-Mark Holding Co. Inc.	755	36
Liberator Medical Holdings Inc.	9,856	29
* Synutra International Inc.	5,085	29
* Fairway Group Holdings Corp.	5,791	26
* Lifeway Foods Inc.	1,576	22
Female Health Co.	4,795	18
* Seaboard Corp.	6	17
Alico Inc.	64	2
		8,971
Energy (5.9%)
* Kodiak Oil & Gas Corp.	83,521	1,359
SemGroup Corp. Class A	13,355	1,172
* Diamondback Energy Inc.	13,121	1,133
* Carrizo Oil & Gas Inc.	14,255	894
Western Refining Inc.	16,671	776
* GT Advanced Technologies Inc.	42,716	761
CARBO Ceramics Inc.	6,186	666
* Bonanza Creek Energy Inc.	10,273	631
* Flotek Industries Inc.	16,959	471
Green Plains Inc.	9,911	443
* Magnum Hunter Resources Corp.	62,751	434
* Parsley Energy Inc. Class A	16,704	366
* SunCoke Energy Inc.	15,166	364
* Matador Resources Co.	13,108	359
* C&J Energy Services Inc.	12,454	357
Delek US Holdings Inc.	9,675	338

58

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Sanchez Energy Corp.	9,645	320
*	Synergy Resources Corp.	20,830	280
*	Basic Energy Services Inc.	10,094	244
*	Goodrich Petroleum Corp.	10,886	241
*	Forum Energy Technologies Inc.	6,898	235
*	Matrix Service Co.	8,266	233
*	Rex Energy Corp.	15,042	230
*	Solazyme Inc.	23,773	223
*	Clayton Williams Energy Inc.	1,844	218
*	Pioneer Energy Services Corp.	14,099	217
*,^	FuelCell Energy Inc.	69,107	176
*	RigNet Inc.	3,739	175
*	Abraxas Petroleum Corp.	29,081	172
*	REX American Resources Corp.	1,574	168
*	Triangle Petroleum Corp.	13,301	159
*	Willbros Group Inc.	12,519	137
	Panhandle Oil and Gas Inc. Class A	2,217	136
*,^	Capstone Turbine Corp.	102,885	129
*	Gastar Exploration Inc.	16,077	126
*	Rosetta Resources Inc.	2,441	122
*	Clean Energy Fuels Corp.	12,121	121
*	PetroQuest Energy Inc.	16,539	110
*	Ring Energy Inc.	6,348	109
*	Approach Resources Inc.	5,221	93
	EXCO Resources Inc.	18,148	88
*	Enphase Energy Inc.	5,719	81
*	Trecora Resources	5,390	71
*	Jones Energy Inc.	3,492	67
	W&T Offshore Inc.	4,187	62
	Evolution Petroleum Corp.	6,139	62
	North Atlantic Drilling Ltd.	5,568	61
*	FX Energy Inc.	17,532	60
*	RSP Permian Inc.	1,910	55
*	PDC Energy Inc.	807	48
*	EnerNOC Inc.	2,129	42
*	BPZ Resources Inc.	16,553	41
*	TransAtlantic Petroleum Ltd.	3,656	40
*	Isramco Inc.	307	39
	Alon USA Energy Inc.	2,304	38
	Gulf Island Fabrication Inc.	1,680	35
	Walter Energy Inc.	5,251	29
*	Glori Energy Inc.	3,812	25
*	ION Geophysical Corp.	6,548	23
	Tesco Corp.	964	20
*	Profire Energy Inc.	4,159	20
*	Geospace Technologies Corp.	422	17
*	Pacific Ethanol Inc.	439	10
*	Quicksilver Resources Inc.	5,068	7
*	Forest Oil Corp.	3,763	6
*	Apco Oil and Gas International Inc.	423	6
*	Miller Energy Resources Inc.	648	3
	Adams Resources & Energy Inc.	37	2
			15,956
Financial Services (9.6%)
*	WEX Inc.	12,144	1,380
*	Portfolio Recovery Associates Inc.	15,687	891
*	Euronet Worldwide Inc.	15,969	851
	Bank of the Ozarks Inc.	24,963	798
*	Strategic Hotels & Resorts Inc.	59,355	705
	MarketAxess Holdings Inc.	11,821	697
	Sovran Self Storage Inc.	8,971	693
	Sun Communities Inc.	12,855	689
	National Health Investors Inc.	10,351	668
	Fair Isaac Corp.	10,068	586

59

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Financial Engines Inc.	16,221	582
EastGroup Properties Inc.	8,961	581
Potlatch Corp.	12,797	546
Heartland Payment Systems Inc.	11,301	540
Evercore Partners Inc. Class A	10,428	534
* First Cash Financial Services Inc.	9,131	527
Advent Software Inc.	16,233	524
Virtus Investment Partners Inc.	2,230	499
* Cardtronics Inc.	13,930	495
Empire State Realty Trust Inc.	29,112	479
EVERTEC Inc.	20,726	477
* Altisource Portfolio Solutions SA	4,604	460
Glimcher Realty Trust	38,910	437
Greenhill & Co. Inc.	8,853	434
Home BancShares Inc.	13,801	411
* St. Joe Co.	18,560	402
* WisdomTree Investments Inc.	33,919	401
Sabra Health Care REIT Inc.	14,044	400
* Blackhawk Network Holdings Inc. Class B	14,540	399
* MGIC Investment Corp.	44,578	376
Ryman Hospitality Properties Inc.	7,054	351
* BofI Holding Inc.	4,446	342
First Financial Bankshares Inc.	11,156	328
HFF Inc. Class A	10,383	311
* Western Alliance Bancorp	12,777	302
AmTrust Financial Services Inc.	6,755	297
* Essent Group Ltd.	13,035	275
* Credit Acceptance Corp.	2,206	272
* Altisource Asset Management Corp.	361	269
Cohen & Steers Inc.	6,060	264
* Texas Capital Bancshares Inc.	4,756	257
PS Business Parks Inc.	3,069	250
* Encore Capital Group Inc.	5,488	244
Alexander's Inc.	613	243
CoreSite Realty Corp.	6,570	230
* Xoom Corp.	9,671	221
* World Acceptance Corp.	2,462	193
DuPont Fabros Technology Inc.	6,364	179
* Eagle Bancorp Inc.	5,264	177
Radian Group Inc.	12,011	175
Cass Information Systems Inc.	3,608	169
Universal Health Realty Income Trust	3,795	168
GAMCO Investors Inc.	2,017	158
Investors Bancorp Inc.	13,339	142
Westwood Holdings Group Inc.	2,342	140
* Harbinger Group Inc.	10,771	139
* eHealth Inc.	5,564	137
Saul Centers Inc.	2,639	132
Universal Insurance Holdings Inc.	9,227	128
Employers Holdings Inc.	5,644	121
Diamond Hill Investment Group Inc.	886	116
QTS Realty Trust Inc. Class A	3,751	113
BGC Partners Inc. Class A	14,938	113
* Ladenburg Thalmann Financial Services Inc.	31,226	112
Urstadt Biddle Properties Inc. Class A	4,971	106
* CareTrust REIT Inc.	5,802	101
Federated National Holding Co.	3,922	97
Infinity Property & Casualty Corp.	1,310	90
American Assets Trust Inc.	2,368	83
HCI Group Inc.	1,950	82
United Insurance Holdings Corp.	4,753	77
* Marcus & Millichap Inc.	2,506	76
* Meridian Bancorp Inc.	6,356	67
RCS Capital Corp. Class A	3,005	67

60

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	Independent Bank Group Inc.	1,226	62
*	Blackhawk Network Holdings Inc.	2,063	57
*	Atlas Financial Holdings Inc.	3,364	49
	Kennedy-Wilson Holdings Inc.	1,751	46
*	Information Services Group Inc.	10,216	43
*	PennyMac Financial Services Inc. Class A	2,477	38
	Pzena Investment Management Inc. Class A	3,556	36
	ViewPoint Financial Group Inc.	1,325	35
	United Financial Bancorp Inc.	2,622	32
*	Heritage Insurance Holdings Inc.	2,159	32
*	Tree.com Inc.	885	28
	Silvercrest Asset Management Group Inc. Class A	1,762	28
*	INTL. FCStone Inc.	1,111	21
	Consolidated-Tomoka Land Co.	364	21
	Crawford & Co. Class B	2,363	21
*	Forestar Group Inc.	984	20
	Maiden Holdings Ltd.	1,579	19
*	Higher One Holdings Inc.	3,954	15
	Aviv REIT Inc.	501	15
	National Interstate Corp.	445	12
	Moelis & Co.	290	11
*	Square 1 Financial Inc. Class A	541	10
*	Stonegate Mortgage Corp.	658	10
	Cardinal Financial Corp.	511	9
*	Tejon Ranch Co.	286	8
	UMH Properties Inc.	703	7
*	Kearny Financial Corp.	439	7
	ServisFirst Bancshares Inc.	105	3
*	CommunityOne Bancorp	235	2
*	Tejon Ranch Co. Warrants Exp. 8/31/2016	617	1
	CIFC Corp.	103	1
			26,075
Health Care (22.3%)
*	InterMune Inc.	30,333	2,228
*	Puma Biotechnology Inc.	7,275	1,895
*	Isis Pharmaceuticals Inc.	36,846	1,502
*	Team Health Holdings Inc.	22,010	1,288
*	Pacira Pharmaceuticals Inc.	11,174	1,210
	STERIS Corp.	18,516	1,042
*	DexCom Inc.	23,477	1,038
*	PAREXEL International Corp.	17,823	1,006
	West Pharmaceutical Services Inc.	22,145	962
*	NPS Pharmaceuticals Inc.	31,021	936
*	Cepheid	21,849	875
	HealthSouth Corp.	20,982	826
*	Medidata Solutions Inc.	16,953	789
*	Akorn Inc.	19,535	762
*	Air Methods Corp.	12,261	719
*	Acadia Healthcare Co. Inc.	13,394	686
*	HMS Holdings Corp.	27,456	628
*	Insulet Corp.	17,355	627
*	WebMD Health Corp.	12,217	591
	Chemed Corp.	5,529	584
^	Theravance Inc.	24,536	578
*	MWI Veterinary Supply Inc.	4,027	572
*	Prestige Brands Holdings Inc.	16,339	565
*,^	OPKO Health Inc.	62,126	553
*	ACADIA Pharmaceuticals Inc.	22,727	545
*	Exact Sciences Corp.	25,936	541
*,^	MannKind Corp.	71,895	530
*	Keryx Biopharmaceuticals Inc.	28,642	521
^	PDL BioPharma Inc.	50,671	511
*	Ironwood Pharmaceuticals Inc. Class A	37,674	487
*	Neogen Corp.	11,577	487

61

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Synageva BioPharma Corp.	6,751	487
* Cyberonics Inc.	8,465	486
* Medicines Co.	18,626	477
* Molina Healthcare Inc.	9,537	456
* Thoratec Corp.	17,907	448
* HeartWare International Inc.	5,361	435
* Dyax Corp.	42,531	434
* NuVasive Inc.	12,298	432
* Acorda Therapeutics Inc.	13,164	429
* MedAssets Inc.	18,145	417
* Celldex Therapeutics Inc.	25,355	403
Cantel Medical Corp.	10,688	390
* Neurocrine Biosciences Inc.	23,759	388
* Globus Medical Inc.	20,756	377
* Spectranetics Corp.	13,022	370
* Clovis Oncology Inc.	7,728	368
* ExamWorks Group Inc.	10,965	361
* Novavax Inc.	74,938	351
* Masimo Corp.	15,306	343
* Ligand Pharmaceuticals Inc.	6,564	342
Abaxis Inc.	7,038	336
* AVANIR Pharmaceuticals Inc.	53,747	334
* ABIOMED Inc.	12,651	330
Select Medical Holdings Corp.	23,368	328
* Omnicell Inc.	11,603	327
* Portola Pharmaceuticals Inc.	11,551	322
* ImmunoGen Inc.	27,209	322
* Lannett Co. Inc.	8,155	321
* ARIAD Pharmaceuticals Inc.	51,575	321
* Nektar Therapeutics	22,448	320
* Halozyme Therapeutics Inc.	32,557	309
* Sangamo BioSciences Inc.	21,262	304
* Receptos Inc.	5,845	299
* Auxilium Pharmaceuticals Inc.	15,932	296
* Sarepta Therapeutics Inc.	12,913	296
* Arena Pharmaceuticals Inc.	69,546	287
* Natus Medical Inc.	10,058	283
* Aegerion Pharmaceuticals Inc.	9,226	282
* Endologix Inc.	20,312	281
* Depomed Inc.	18,142	278
* Bluebird Bio Inc.	6,856	274
Meridian Bioscience Inc.	13,198	258
* Exelixis Inc.	60,920	252
* NxStage Medical Inc.	19,216	252
* Cardiovascular Systems Inc.	8,780	250
Quality Systems Inc.	15,592	244
* Fluidigm Corp.	8,781	239
* Arrowhead Research Corp.	16,231	236
* BioCryst Pharmaceuticals Inc.	17,409	235
* Intrexon Corp.	11,152	226
* Luminex Corp.	11,734	221
* Orexigen Therapeutics Inc.	38,377	219
* Wright Medical Group Inc.	7,324	219
* Insmed Inc.	15,509	216
* Raptor Pharmaceutical Corp.	19,593	216
* Chimerix Inc.	8,435	215
Computer Programs & Systems Inc.	3,493	215
* Horizon Pharma Inc.	20,648	213
* Quidel Corp.	8,919	210
* Cambrex Corp.	9,581	210
* BioDelivery Sciences International Inc.	13,094	210
* Capital Senior Living Corp.	9,080	208
* Bio-Reference Laboratories Inc.	7,147	208
* MiMedx Group Inc.	29,130	205

62

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	KYTHERA Biopharmaceuticals Inc.	5,444	205
*	Theravance Biopharma Inc.	6,957	204
	Ensign Group Inc.	5,803	203
*	Merrimack Pharmaceuticals Inc.	28,999	202
*	Volcano Corp.	16,027	199
*	Agios Pharmaceuticals Inc.	4,247	196
*	Accuray Inc.	24,019	196
*	PTC Therapeutics Inc.	6,058	192
*	Zeltiq Aesthetics Inc.	9,097	191
*	Repligen Corp.	10,024	191
*	Anika Therapeutics Inc.	4,512	190
*	TherapeuticsMD Inc.	33,748	187
*	TESARO Inc.	6,031	178
*	Gentiva Health Services Inc.	9,851	178
*	Momenta Pharmaceuticals Inc.	15,030	177
*,^	Inovio Pharmaceuticals Inc.	16,733	177
*	NewLink Genetics Corp.	6,328	175
*	Infinity Pharmaceuticals Inc.	15,187	172
*	Ophthotech Corp.	4,342	169
*	Providence Service Corp.	3,605	164
*	Integra LifeSciences Holdings Corp.	3,196	160
*	Repros Therapeutics Inc.	7,226	158
*	Genomic Health Inc.	5,221	155
	Atrion Corp.	481	154
*	Karyopharm Therapeutics Inc.	4,265	154
*	Amsurg Corp.	2,851	153
*	Sagent Pharmaceuticals Inc.	5,483	153
*,^	Organovo Holdings Inc.	19,552	152
*	IPC The Hospitalist Co. Inc.	3,081	149
*	Omeros Corp.	9,900	148
*	Accelerate Diagnostics Inc.	7,104	144
*	CorVel Corp.	3,468	142
*	LDR Holding Corp.	5,199	141
*	GenMark Diagnostics Inc.	13,019	140
*	Acceleron Pharma Inc.	5,147	138
*	STAAR Surgical Co.	12,014	138
*	Epizyme Inc.	4,008	138
*	Vanda Pharmaceuticals Inc.	10,598	137
	US Physical Therapy Inc.	3,820	136
*	Enanta Pharmaceuticals Inc.	3,235	136
*	Sequenom Inc.	36,419	135
*	Relypsa Inc.	5,290	134
*	MacroGenics Inc.	6,252	134
*	Vascular Solutions Inc.	5,517	132
*	Array BioPharma Inc.	31,735	125
*	VIVUS Inc.	28,133	121
*	Ultragenyx Pharmaceutical Inc.	2,198	117
*	Sunesis Pharmaceuticals Inc.	15,481	116
*	Synergy Pharmaceuticals Inc.	29,318	114
*	Surgical Care Affiliates Inc.	3,726	111
*	Insys Therapeutics Inc.	3,126	110
	Landauer Inc.	2,989	109
*	CTI BioPharma Corp.	41,967	107
*	Pacific Biosciences of California Inc.	17,997	105
*	AMAG Pharmaceuticals Inc.	4,634	105
*	Impax Laboratories Inc.	4,253	105
*	Foundation Medicine Inc.	4,370	102
*	AtriCure Inc.	6,326	98
*	Lexicon Pharmaceuticals Inc.	64,281	98
*	XOMA Corp.	21,543	94
*	Chindex International Inc.	3,886	93
*	Retrophin Inc.	6,655	91
*	Pernix Therapeutics Holdings Inc.	10,408	90
*	Tetraphase Pharmaceuticals Inc.	6,898	90

63

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Healthways Inc.	5,133	90
*	Aratana Therapeutics Inc.	7,644	89
*	Endocyte Inc.	12,030	89
	Phibro Animal Health Corp. Class A	4,586	88
*	Hyperion Therapeutics Inc.	3,392	88
*	Neuralstem Inc.	21,511	88
*	Galena Biopharma Inc.	36,929	87
*	Anacor Pharmaceuticals Inc.	3,741	87
*	Antares Pharma Inc.	36,526	86
*	Cerus Corp.	22,690	85
*	Peregrine Pharmaceuticals Inc.	51,351	85
*	Supernus Pharmaceuticals Inc.	9,163	83
*	ZIOPHARM Oncology Inc.	25,401	82
*	Synta Pharmaceuticals Corp.	20,319	81
*	Osiris Therapeutics Inc.	5,649	81
*	OncoMed Pharmaceuticals Inc.	3,954	80
*	Immunomedics Inc.	23,776	79
*	Durata Therapeutics Inc.	4,863	77
*	Intra-Cellular Therapies Inc.	5,353	76
*	Cempra Inc.	7,153	76
*	Achillion Pharmaceuticals Inc.	6,329	73
	POZEN Inc.	8,550	71
*	IGI Laboratories Inc.	10,071	69
*	Heron Therapeutics Inc.	7,345	69
*	WellCare Health Plans Inc.	1,043	69
*	Dendreon Corp.	50,053	68
*	Threshold Pharmaceuticals Inc.	16,359	68
*	SciClone Pharmaceuticals Inc.	9,909	68
*	Unilife Corp.	26,570	68
*	Auspex Pharmaceuticals Inc.	2,928	67
*	Northwest Biotherapeutics Inc.	11,119	65
*	RadNet Inc.	9,647	64
	Utah Medical Products Inc.	1,223	64
*	Enzo Biochem Inc.	10,690	64
*	ANI Pharmaceuticals Inc.	2,151	63
*	Five Prime Therapeutics Inc.	5,395	63
*	TG Therapeutics Inc.	7,348	62
*	Ampio Pharmaceuticals Inc.	13,285	62
*	Merge Healthcare Inc.	22,884	59
*	Oxford Immunotec Global plc	4,068	57
*	AcelRx Pharmaceuticals Inc.	7,929	57
*	Akebia Therapeutics Inc.	2,452	55
*	Ohr Pharmaceutical Inc.	6,582	54
*	Cynosure Inc. Class A	2,401	54
*,^	Navidea Biopharmaceuticals Inc.	37,750	54
*	Aerie Pharmaceuticals Inc.	3,288	54
*	Bio-Path Holdings Inc.	22,962	53
*	Zogenix Inc.	38,438	52
*	Oncothyreon Inc.	22,139	52
*	Alimera Sciences Inc.	8,205	52
*	BioTime Inc.	16,284	51
*	Prothena Corp. plc	2,202	50
*	Pain Therapeutics Inc.	11,904	50
*	Haemonetics Corp.	1,399	50
*	Xencor Inc.	4,667	50
*	Versartis Inc.	2,169	50
*	Idera Pharmaceuticals Inc.	17,183	50
*	Affymetrix Inc.	5,692	49
*	NanoViricides Inc.	12,545	49
*	Agenus Inc.	15,404	48
*	Mirati Therapeutics Inc.	2,245	46
*	Corcept Therapeutics Inc.	16,691	46
*	Alder Biopharmaceuticals Inc.	2,504	43
*	Stemline Therapeutics Inc.	3,615	41

64

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Castlight Health Inc. Class B	3,333	40
* Spectrum Pharmaceuticals Inc.	4,883	40
* Revance Therapeutics Inc.	1,681	39
* K2M Group Holdings Inc.	2,762	39
* Vital Therapies Inc.	1,620	39
* Actinium Pharmaceuticals Inc.	6,183	38
* Sucampo Pharmaceuticals Inc. Class A	5,550	38
* Tandem Diabetes Care Inc.	2,670	38
* Kindred Biosciences Inc.	3,284	36
* BioTelemetry Inc.	4,891	36
* BioSpecifics Technologies Corp.	1,139	36
* Galectin Therapeutics Inc.	5,637	35
* NanoString Technologies Inc.	3,144	35
* TriVascular Technologies Inc.	2,324	33
* Inogen Inc.	1,601	33
* Cellular Dynamics International Inc.	2,856	33
* National Research Corp. Class A	2,298	32
* Applied Genetic Technologies Corp.	1,768	30
* Emergent Biosolutions Inc.	1,198	30
* Regulus Therapeutics Inc.	4,295	30
* Progenics Pharmaceuticals Inc.	5,092	28
* Veracyte Inc.	2,035	26
* Skilled Healthcare Group Inc.	3,371	25
* Esperion Therapeutics Inc.	1,582	25
* Cytori Therapeutics Inc.	15,918	22
* Achaogen Inc.	2,158	21
* NeoStem Inc.	3,361	19
* Flexion Therapeutics Inc.	1,313	18
* CytRx Corp.	4,955	16
* National Research Corp. Class B	425	16
* Cara Therapeutics Inc.	1,567	16
* Adamas Pharmaceuticals Inc.	846	16
* Rockwell Medical Inc.	1,570	15
* Eleven Biotherapeutics Inc.	1,324	15
* SurModics Inc.	710	14
* Genocea Biosciences Inc.	1,128	14
* XenoPort Inc.	2,779	14
* Dicerna Pharmaceuticals Inc.	1,021	14
* Alliance HealthCare Services Inc.	445	13
* Egalet Corp.	1,284	12
* OraSure Technologies Inc.	1,136	9
* Verastem Inc.	761	7
* Accretive Health Inc.	681	6
* Regado Biosciences Inc.	4,834	5
* Addus HomeCare Corp.	173	4
* TransEnterix Inc.	818	3
		60,516
Materials & Processing (7.8%)
* Graphic Packaging Holding Co.	102,457	1,310
US Silica Holdings Inc.	16,846	1,210
PolyOne Corp.	29,496	1,157
Belden Inc.	13,664	998
* KapStone Paper and Packaging Corp.	26,503	815
Watsco Inc.	8,095	749
HB Fuller Co.	15,699	738
* Chemtura Corp.	28,367	700
* Rexnord Corp.	23,530	687
* Stillwater Mining Co.	35,177	653
Worthington Industries Inc.	16,118	652
* Polypore International Inc.	14,117	633
Balchem Corp.	9,597	494
Mueller Water Products Inc. Class A	49,897	461
RBC Bearings Inc.	7,339	454
* Clearwater Paper Corp.	6,395	443

65

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Globe Specialty Metals Inc.	20,175	414
* Trex Co. Inc.	10,521	396
* Berry Plastics Group Inc.	16,079	388
* Boise Cascade Co.	12,341	371
Interface Inc. Class A	21,017	358
* Calgon Carbon Corp.	16,851	358
Mueller Industries Inc.	11,705	342
* Ferro Corp.	22,461	303
* Headwaters Inc.	23,298	303
* Cabot Microelectronics Corp.	6,407	275
AAON Inc.	13,407	250
* Nortek Inc.	2,854	238
Koppers Holdings Inc.	6,399	237
Innophos Holdings Inc.	3,981	231
Deltic Timber Corp.	3,477	230
Quaker Chemical Corp.	2,874	224
Apogee Enterprises Inc.	5,382	197
Minerals Technologies Inc.	2,999	188
* Taminco Corp.	7,439	178
* NCI Building Systems Inc.	8,782	175
Myers Industries Inc.	8,642	170
* Rentech Inc.	71,244	160
* PGT Inc.	14,782	154
NN Inc.	5,161	151
Neenah Paper Inc.	2,669	146
Stepan Co.	2,760	133
PH Glatfelter Co.	5,039	126
* OMNOVA Solutions Inc.	14,818	124
Insteel Industries Inc.	5,192	122
* US Concrete Inc.	4,437	113
Wausau Paper Corp.	12,256	112
* Senomyx Inc.	13,304	108
* Patrick Industries Inc.	2,553	106
* Builders FirstSource Inc.	14,288	99
* Beacon Roofing Supply Inc.	3,347	95
Global Brass & Copper Holdings Inc.	5,964	92
A Schulman Inc.	2,138	83
Materion Corp.	2,533	83
* Stock Building Supply Holdings Inc.	4,563	78
Gold Resource Corp.	12,216	76
* Masonite International Corp.	1,226	70
* Coeur Mining Inc.	8,842	70
Chase Corp.	1,894	67
Innospec Inc.	1,584	67
* Ply Gem Holdings Inc.	5,652	67
Schweitzer-Mauduit International Inc.	1,448	62
* Continental Building Products Inc.	3,666	59
Sensient Technologies Corp.	898	50
* AEP Industries Inc.	1,140	48
* Horsehead Holding Corp.	2,189	44
* Shiloh Industries Inc.	2,452	41
United States Lime & Minerals Inc.	608	38
* Installed Building Products Inc.	2,681	36
* Dixie Group Inc.	3,617	35
Comfort Systems USA Inc.	2,238	34
Griffon Corp.	2,632	33
Zep Inc.	1,979	31
Simpson Manufacturing Co. Inc.	866	28
Aceto Corp.	1,348	26
* Marrone Bio Innovations Inc.	4,389	25
Hawkins Inc.	518	19
Omega Flex Inc.	985	17
* RTI International Metals Inc.	585	17
FutureFuel Corp.	1,211	17

66

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	Quanex Building Products Corp.	798	14
	Olympic Steel Inc.	541	13
	Kronos Worldwide Inc.	798	13
	Oil-Dri Corp. of America	347	10
	Haynes International Inc.	206	10
	Culp Inc.	365	7
	Dynamic Materials Corp.	258	5
*	Handy & Harman Ltd.	195	5
			21,219
Other (0.2%)[2]
*,^	GoPro Inc. Class A	1,457	75
*	Catalent Inc.	2,397	52
*	TerraForm Power Inc. Class A	950	30
*	Memorial Resource Development Corp.	960	28
*	Aspen Aerogels Inc.	2,400	26
*	Furiex Pharmaceuticals Inc. CVR	2,460	24
*	Eclipse Resources Corp.	1,313	24
*	Otonomy Inc.	594	12
*	HealthEquity Inc.	593	12
*	Leap Wireless International Inc. CVR	4,245	11
*	MobileIron Inc.	900	10
*	Adeptus Health Inc. Class A	360	10
*	Kite Pharma Inc.	350	10
*,^	El Pollo Loco Holdings Inc.	302	10
*	Ardelyx Inc.	599	9
*	Imprivata Inc.	600	9
*	Sage Therapeutics Inc.	292	8
*	Arista Networks Inc.	85	7
*	Avalanche Biotechnologies Inc.	178	5
*	Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	27,975	3
*	Ocular Therapeutix Inc.	180	3
*	Cubist Pharmaceuticals, Inc. CVR	13,027	2
*	Omthera Pharmaceuticals Inc. CVR	2,001	1
*	Energy Transfer Partners LP	20	1
			382
Producer Durables (13.4%)
	HEICO Corp.	20,839	1,080
*	Generac Holdings Inc.	21,570	1,003
	CLARCOR Inc.	14,899	942
	MAXIMUS Inc.	21,215	874
	Woodward Inc.	13,879	725
	Corporate Executive Board Co.	10,591	698
*	Electronics For Imaging Inc.	14,598	643
*	Chart Industries Inc.	9,549	639
*	MasTec Inc.	20,493	625
	Greenbrier Cos. Inc.	8,639	618
	Harsco Corp.	25,287	612
	Healthcare Services Group Inc.	22,007	601
*	Advisory Board Co.	11,540	572
*	Swift Transportation Co.	26,810	568
	Littelfuse Inc.	6,090	560
	Herman Miller Inc.	18,677	555
*	Proto Labs Inc.	7,136	537
	Allegiant Travel Co. Class A	4,353	535
	Franklin Electric Co. Inc.	13,928	529
	MSA Safety Inc.	9,311	515
*	On Assignment Inc.	17,130	506
*	Hub Group Inc. Class A	11,596	504
	HNI Corp.	13,132	498
*	EnPro Industries Inc.	7,165	487
	Deluxe Corp.	8,135	484
	Knight Transportation Inc.	18,853	478

67

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* WageWorks Inc.	11,082	457
Forward Air Corp.	9,849	456
* Measurement Specialties Inc.	5,046	433
Steelcase Inc. Class A	26,123	410
Tennant Co.	5,819	406
Heartland Express Inc.	17,192	403
H&E Equipment Services Inc.	9,797	401
* TriMas Corp.	12,620	400
AZZ Inc.	8,089	375
* Saia Inc.	7,805	371
CIRCOR International Inc.	5,021	357
* TrueBlue Inc.	13,067	355
* GenCorp Inc.	18,927	349
Primoris Services Corp.	11,907	346
MTS Systems Corp.	4,797	341
* Rush Enterprises Inc. Class A	8,994	330
* DXP Enterprises Inc.	4,055	325
* Wabash National Corp.	21,863	309
* Astronics Corp.	4,914	308
Raven Industries Inc.	11,533	307
Exponent Inc.	4,156	304
* Dycom Industries Inc.	9,589	299
US Ecology Inc.	6,827	292
Altra Industrial Motion Corp.	8,581	285
Sun Hydraulics Corp.	7,064	283
Curtiss-Wright Corp.	3,905	281
Knoll Inc.	15,155	277
ArcBest Corp.	7,580	272
* FARO Technologies Inc.	4,685	272
* Thermon Group Holdings Inc.	9,993	271
Lindsay Corp.	3,444	268
John Bean Technologies Corp.	9,117	265
* Taser International Inc.	16,853	264
* Teledyne Technologies Inc.	2,665	259
* Team Inc.	6,396	255
Hyster-Yale Materials Handling Inc.	3,261	251
* Blount International Inc.	15,475	247
* Korn/Ferry International	7,983	242
Badger Meter Inc.	4,518	235
Applied Industrial Technologies Inc.	4,744	231
EnerSys	3,509	226
* Advanced Energy Industries Inc.	11,704	225
American Railcar Industries Inc.	2,762	220
* Hawaiian Holdings Inc.	14,099	220
Standex International Corp.	2,867	214
Insperity Inc.	7,095	209
Encore Wire Corp.	4,925	209
* Darling Ingredients Inc.	10,145	196
* Echo Global Logistics Inc.	7,350	191
Gorman-Rupp Co.	5,896	183
Kaman Corp.	4,412	179
Kforce Inc.	8,551	172
TAL International Group Inc.	3,658	162
Park-Ohio Holdings Corp.	2,744	159
* Advanced Emissions Solutions Inc.	6,452	141
* JetBlue Airways Corp.	10,967	134
Barrett Business Services Inc.	2,245	133
Forrester Research Inc.	3,414	133
* Lydall Inc.	4,595	127
Matson Inc.	4,638	125
Douglas Dynamics Inc.	6,138	122
* ExlService Holdings Inc.	4,333	118
Aircastle Ltd.	6,026	115
* Mistras Group Inc.	5,122	110

68

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Furmanite Corp.	11,767	107
*	Aerovironment Inc.	3,255	103
*	XPO Logistics Inc.	3,236	100
*	OSI Systems Inc.	1,410	98
*	SP Plus Corp.	4,504	98
	Graham Corp.	3,152	96
*	Maxwell Technologies Inc.	9,364	96
*	Power Solutions International Inc.	1,403	96
*,^	ExOne Co.	3,105	91
	Multi-Color Corp.	1,828	85
*	Performant Financial Corp.	8,813	85
*	GP Strategies Corp.	3,185	80
*	Roadrunner Transportation Systems Inc.	3,148	79
*	TeleTech Holdings Inc.	2,827	76
*	Moog Inc. Class A	1,031	73
	Werner Enterprises Inc.	2,909	72
*	Commercial Vehicle Group Inc.	8,278	66
	Mesa Laboratories Inc.	916	65
	GasLog Ltd.	2,478	63
	Argan Inc.	1,540	62
*	Modine Manufacturing Co.	4,324	62
	Marten Transport Ltd.	3,089	61
	Twin Disc Inc.	1,870	61
*	Manitex International Inc.	4,324	58
	Textainer Group Holdings Ltd.	1,648	58
*	Xerium Technologies Inc.	3,617	54
*	Control4 Corp.	3,576	53
*	Accuride Corp.	10,932	50
*	Wesco Aircraft Holdings Inc.	2,641	48
*	Casella Waste Systems Inc. Class A	10,532	47
*	Huron Consulting Group Inc.	751	45
	Mobile Mini Inc.	1,152	45
*	Heritage-Crystal Clean Inc.	2,630	42
*	Ducommun Inc.	1,308	41
*	TriNet Group Inc.	1,509	40
*	YRC Worldwide Inc.	1,663	39
	Albany International Corp.	1,021	38
	Watts Water Technologies Inc. Class A	554	35
*	Vertex Energy Inc.	3,677	34
*	Dice Holdings Inc.	3,902	33
*	Hill International Inc.	7,448	33
*	Quality Distribution Inc.	2,328	33
	Tetra Tech Inc.	1,280	33
	Universal Truckload Services Inc.	1,284	32
*	CUI Global Inc.	4,222	31
*	General Finance Corp.	3,464	30
*	Aegion Corp. Class A	1,093	27
*	RPX Corp.	1,774	27
*	Sykes Enterprises Inc.	1,098	23
*	ARC Group Worldwide Inc.	961	19
	Kadant Inc.	483	19
*	Paylocity Holding Corp.	805	18
*	Energy Recovery Inc.	3,817	18
	Columbus McKinnon Corp.	683	17
	Cubic Corp.	364	16
*	Quest Resource Holding Corp.	3,987	16
	Hackett Group Inc.	2,310	15
*	Great Lakes Dredge & Dock Corp.	1,571	12
*	Titan Machinery Inc.	856	11
*	Corporate Resource Services Inc.	5,494	10
*	PHI Inc.	235	10
	Celadon Group Inc.	421	9
*	PAM Transportation Services Inc.	190	7
*	Vicor Corp.	799	7

69

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	InnerWorkings Inc.	646	6
	Electro Rent Corp.	367	6
	SIFCO Industries Inc.	160	4
*	Global Sources Ltd.	592	4
	Miller Industries Inc.	205	4
	Preformed Line Products Co.	66	4
*	Sterling Construction Co. Inc.	408	3
			36,342
Technology (19.7%)
*	Ultimate Software Group Inc.	8,883	1,306
*	Aspen Technology Inc.	28,853	1,186
*	Cognex Corp.	27,213	1,142
*	RF Micro Devices Inc.	89,674	1,118
	FEI Co.	13,242	1,113
*	TriQuint Semiconductor Inc.	53,692	1,110
*	Guidewire Software Inc.	21,292	970
*	SS&C Technologies Holdings Inc.	21,347	966
*	Cavium Inc.	16,557	930
*	Synaptics Inc.	11,288	927
*	Tyler Technologies Inc.	10,344	921
*	Verint Systems Inc.	17,776	891
*	CommVault Systems Inc.	14,788	815
*	Qlik Technologies Inc.	28,090	793
*	ViaSat Inc.	12,964	738
*	Aruba Networks Inc.	33,439	714
*	ACI Worldwide Inc.	35,633	694
*	Manhattan Associates Inc.	23,750	686
*	Ciena Corp.	32,893	681
*	Trulia Inc.	10,761	663
*	Dealertrack Technologies Inc.	14,061	629
*	Cornerstone OnDemand Inc.	16,655	624
	Science Applications International Corp.	13,163	607
*	Finisar Corp.	28,648	582
	Monolithic Power Systems Inc.	12,173	582
*,^	InvenSense Inc.	22,407	579
	Power Integrations Inc.	9,591	573
	InterDigital Inc.	12,755	566
	Plantronics Inc.	11,833	565
	Blackbaud Inc.	14,456	562
*	Semtech Corp.	21,196	552
	Cypress Semiconductor Corp.	49,726	550
*	Microsemi Corp.	20,300	541
*	NetScout Systems Inc.	11,494	530
*	Sapient Corp.	36,132	524
*	Integrated Device Technology Inc.	30,943	509
*	Demandware Inc.	9,472	503
*	Envestnet Inc.	10,742	494
*	NeuStar Inc. Class A	16,635	491
*	Synchronoss Technologies Inc.	11,056	488
*	Proofpoint Inc.	11,585	462
*	Rambus Inc.	35,880	445
*	Universal Display Corp.	12,698	441
*	Syntel Inc.	4,900	438
*	iGATE Corp.	11,617	435
*	Silicon Laboratories Inc.	9,438	428
*	Spansion Inc. Class A	19,070	425
*	EPAM Systems Inc.	11,245	423
*	Ubiquiti Networks Inc.	9,307	422
*	comScore Inc.	10,952	420
	Methode Electronics Inc.	11,985	404
*	MicroStrategy Inc. Class A	2,867	398
*	FleetMatics Group plc	11,816	388
	NIC Inc.	20,425	383
	Monotype Imaging Holdings Inc.	12,510	368

70

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Cray Inc.	12,870	363
*	Infinera Corp.	32,531	344
	Anixter International Inc.	3,842	343
*	LogMeIn Inc.	7,698	325
*	Ellie Mae Inc.	8,794	315
*	Loral Space & Communications Inc.	4,156	311
*	Web.com Group Inc.	16,353	310
*,^	Ambarella Inc.	9,012	309
*,^	iRobot Corp.	9,332	303
*	Entegris Inc.	24,382	296
*	Bottomline Technologies de Inc.	10,476	295
*	Sonus Networks Inc.	77,868	294
	Tessera Technologies Inc.	9,787	289
*	SPS Commerce Inc.	5,143	288
*	Ruckus Wireless Inc.	20,285	282
*	Lattice Semiconductor Corp.	37,329	280
*	Virtusa Corp.	8,136	277
*	Super Micro Computer Inc.	10,952	268
*	RealPage Inc.	16,450	265
*	Polycom Inc.	19,756	262
	Pegasystems Inc.	11,089	246
*	Marketo Inc.	8,022	235
*	Interactive Intelligence Group Inc.	5,319	228
*	Unisys Corp.	9,661	226
*	LivePerson Inc.	16,958	219
*	CalAmp Corp.	11,243	217
*	BroadSoft Inc.	8,943	213
	ADTRAN Inc.	9,089	210
*	Newport Corp.	11,112	210
*	Applied Micro Circuits Corp.	24,625	209
*	Imperva Inc.	6,919	201
*	Diodes Inc.	7,789	198
*,^	VirnetX Holding Corp.	13,307	196
*	Infoblox Inc.	14,581	196
*	AVG Technologies NV	10,903	191
*	PDF Solutions Inc.	9,551	191
*	PROS Holdings Inc.	7,356	188
*	Kofax Ltd.	23,215	184
*	RetailMeNot Inc.	9,634	180
	Micrel Inc.	13,958	175
*	Comverse Inc.	7,012	173
*	Tangoe Inc.	12,104	169
*	Textura Corp.	5,834	168
*	Callidus Software Inc.	14,380	165
*	Qualys Inc.	6,293	153
*	Plexus Corp.	3,672	151
*	Inphi Corp.	9,798	147
*	Amkor Technology Inc.	13,885	144
*	Cvent Inc.	5,613	141
*	Cirrus Logic Inc.	5,766	139
*	SciQuest Inc.	8,554	137
*	VASCO Data Security International Inc.	9,213	136
*	Glu Mobile Inc.	25,539	132
*	ShoreTel Inc.	19,565	131
*	Endurance International Group Holdings Inc.	9,432	127
*	PMC-Sierra Inc.	17,032	126
	CSG Systems International Inc.	4,404	122
*	Perficient Inc.	7,052	121
*	RingCentral Inc. Class A	8,768	118
*	Global Eagle Entertainment Inc.	9,019	114
*	Extreme Networks Inc.	20,653	110
	Daktronics Inc.	8,330	110
*	E2open Inc.	7,254	110
*	GrubHub Inc.	2,795	107

71

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Silver Spring Networks Inc.	10,287	107
*	Silicon Graphics International Corp.	10,811	106
*	Violin Memory Inc.	25,083	106
*	ChannelAdvisor Corp.	6,478	105
*	ARC Document Solutions Inc.	12,858	104
*	Applied Optoelectronics Inc.	4,627	98
*	Rogers Corp.	1,598	96
*	Immersion Corp.	9,054	95
*	Lionbridge Technologies Inc.	20,225	94
*	Rocket Fuel Inc.	5,743	94
*	Jive Software Inc.	13,315	93
*	Sparton Corp.	3,169	91
*	Rally Software Development Corp.	7,778	90
*	M/A-COM Technology Solutions Holdings Inc.	3,764	89
*	Luxoft Holding Inc. Class A	2,453	88
*	Zendesk Inc.	3,246	88
*	Gigamon Inc.	7,569	82
*	MaxLinear Inc.	8,716	81
*	Nimble Storage Inc.	2,898	78
*	Wix.com Ltd.	4,339	71
*	Zix Corp.	18,541	71
	American Software Inc. Class A	7,708	71
*	Nanometrics Inc.	4,134	69
*	Marin Software Inc.	8,242	69
*	SYNNEX Corp.	982	69
*	Dot Hill Systems Corp.	18,770	68
*	Unwired Planet Inc.	31,592	66
*	Aeroflex Holding Corp.	6,185	65
*	Silicon Image Inc.	12,598	64
*	Xcerra Corp.	6,083	64
*	Vocera Communications Inc.	7,066	62
*	Barracuda Networks Inc.	2,481	62
*	Brightcove Inc.	10,041	61
	Alliance Fiber Optic Products Inc.	4,073	60
*	Carbonite Inc.	5,539	59
*,^	QuickLogic Corp.	16,237	55
*	Vitesse Semiconductor Corp.	16,443	55
*	GTT Communications Inc.	4,407	54
	Digimarc Corp.	2,162	52
*	Benefitfocus Inc.	1,530	51
*	TrueCar Inc.	2,433	50
*	Bazaarvoice Inc.	6,567	48
*	Clearfield Inc.	3,567	48
*	KVH Industries Inc.	3,840	48
*	Take-Two Interactive Software Inc.	2,012	47
*	Guidance Software Inc.	5,829	46
*	NVE Corp.	635	44
*	Numerex Corp. Class A	3,765	43
*	A10 Networks Inc.	3,633	42
*	Q2 Holdings Inc.	2,827	42
*	Ultratech Inc.	1,606	42
*	Mavenir Systems Inc.	3,620	41
*	Travelzoo Inc.	2,308	39
*	Model N Inc.	4,241	39
*	Amber Road Inc.	2,552	38
*,^	ParkerVision Inc.	29,601	37
*	Varonis Systems Inc.	1,523	36
*	Coherent Inc.	561	36
	QAD Inc. Class A	1,743	36
*	DTS Inc.	1,479	35
*	Quantum Corp.	27,931	35
*	OPOWER Inc.	2,220	35
*	Cyan Inc.	8,602	32
*	Everyday Health Inc.	2,161	31

72

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Park City Group Inc.	2,986	31
*	Ultra Clean Holdings Inc.	2,912	28
*	Bankrate Inc.	1,972	28
*	Harmonic Inc.	4,062	27
*	Borderfree Inc.	1,708	24
*	Rubicon Project Inc.	2,262	22
*	Five9 Inc.	3,485	20
*	Ixia	2,072	20
*	Vringo Inc.	19,293	20
*,^	Revolution Lighting Technologies Inc.	9,300	19
*	Exar Corp.	1,717	17
	American Science & Engineering Inc.	294	17
	Brooks Automation Inc.	1,484	17
*	Turtle Beach Corp.	2,196	16
*	Rudolph Technologies Inc.	1,340	13
*	Aerohive Networks Inc.	1,393	11
*	Cinedigm Corp. Class A	5,434	10
*	Procera Networks Inc.	905	9
	Epiq Systems Inc.	570	8
*	Sapiens International Corp. NV	856	7
*	Rubicon Technology Inc.	946	6
*	Entropic Communications Inc.	1,862	5
*	ePlus Inc.	68	4
	Reis Inc.	154	4
	Tessco Technologies Inc.	105	3
*	Cascade Microtech Inc.	254	3
*	Viasystems Group Inc.	80	1
*	Covisint Corp.	121	1
			53,542
Utilities (1.4%)
	j2 Global Inc.	14,902	797
	Cogent Communications Holdings Inc.	14,696	509
	Pattern Energy Group Inc. Class A	12,467	402
*	Gogo Inc.	17,726	300
	Consolidated Communications Holdings Inc.	7,901	193
	West Corp.	6,336	188
	Shenandoah Telecommunications Co.	6,424	177
*	inContact Inc.	17,155	157
*	General Communication Inc. Class A	11,238	126
	Inteliquent Inc.	10,151	124
*	FairPoint Communications Inc.	5,107	83
	IDT Corp. Class B	4,918	77
	Enventis Corp.	4,271	76
	Lumos Networks Corp.	4,978	73
*	8x8 Inc.	8,894	69
*	magicJack VocalTec Ltd.	5,184	65
	Ormat Technologies Inc.	2,120	58
*	Cincinnati Bell Inc.	15,437	57
	York Water Co.	2,523	51
*	Intelsat SA	2,207	39
	NTELOS Holdings Corp.	2,333	31
*	Premiere Global Services Inc.	2,235	29
	American States Water Co.	837	27
	SJW Corp.	985	27
			3,735
Total Common Stocks (Cost $245,402)			270,623

73

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2014

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.9%)
3,4 Vanguard Market Liquidity Fund	0.113%		2,442,901	2,443

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6 Federal Home Loan Bank Discount Notes	0.070%	9/5/14	100	100
Total Temporary Cash Investments (Cost $2,543)				2,543
Total Investments (100.7%) (Cost $247,945)				273,166
Other Assets and Liabilities—Net (-0.7%)[4]				(1,873)
Net Assets (100%)				271,293

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,246,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 0.8%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,443,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

74

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18510 102014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (the "Funds") at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

October 15, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Common Stocks (99.0%)[1]
Consumer Discretionary (13.8%)
Walt Disney Co.	55,605	4,998
Comcast Corp. Class A	83,170	4,552
Home Depot Inc.	43,912	4,106
* Amazon.com Inc.	12,063	4,090
Wal-Mart Stores Inc.	51,155	3,862
McDonald's Corp.	31,736	2,974
* eBay Inc.	40,692	2,258
Time Warner Inc.	28,322	2,182
Ford Motor Co.	124,688	2,171
Twenty-First Century Fox Inc. Class A	61,142	2,166
* Priceline Group Inc.	1,656	2,061
Starbucks Corp.	24,171	1,881
General Motors Co.	51,492	1,792
NIKE Inc. Class B	22,427	1,762
Lowe's Cos. Inc.	32,710	1,718
Costco Wholesale Corp.	14,124	1,710
TJX Cos. Inc.	22,486	1,340
Time Warner Cable Inc.	8,946	1,323
* DIRECTV	15,019	1,298
Target Corp.	20,347	1,222
Viacom Inc. Class B	13,801	1,120
Johnson Controls Inc.	21,325	1,041
Yum! Brands Inc.	14,172	1,027
CBS Corp. Class B	16,811	997
* Netflix Inc.	1,925	919
* Tesla Motors Inc.	3,052	823
Las Vegas Sands Corp.	12,074	803
Macy's Inc.	11,617	724
VF Corp.	11,078	710
* Chipotle Mexican Grill Inc. Class A	999	678
* Dollar General Corp.	9,953	637
Omnicom Group Inc.	8,299	598
Estee Lauder Cos. Inc. Class A	7,364	566
* AutoZone Inc.	1,048	565
* O'Reilly Automotive Inc.	3,406	531
* Michael Kors Holdings Ltd.	6,560	526
Starwood Hotels & Resorts Worldwide Inc.	6,165	521
Ross Stores Inc.	6,820	514
Carnival Corp.	13,465	510
Wynn Resorts Ltd.	2,603	502
L Brands Inc.	7,804	498
Marriott International Inc. Class A	7,113	494
* Liberty Interactive Corp. Class A	15,759	465
BorgWarner Inc.	7,341	457
Harley-Davidson Inc.	7,012	446
* DISH Network Corp. Class A	6,848	444
Genuine Parts Co.	4,933	433
Nielsen NV	9,049	425
* Hertz Global Holdings Inc.	14,375	425
* Bed Bath & Beyond Inc.	6,556	421
* Charter Communications Inc. Class A	2,552	400
Kohl's Corp.	6,707	394
Gap Inc.	8,519	393
Whirlpool Corp.	2,502	383
* Under Armour Inc. Class A	5,565	380
Mattel Inc.	10,915	376
* CarMax Inc.	7,099	372
Tiffany & Co.	3,634	367
* Dollar Tree Inc.	6,659	357
* TripAdvisor Inc.	3,590	356
* TRW Automotive Holdings Corp.	3,569	344

1

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Royal Caribbean Cruises Ltd.	5,355	341
Wyndham Worldwide Corp.	4,108	333
Hanesbrands Inc.	3,214	330
Coach Inc.	8,845	326
* Discovery Communications Inc. Class A	7,404	324
* Sirius XM Holdings Inc.	89,017	323
Ralph Lauren Corp. Class A	1,907	323
Advance Auto Parts Inc.	2,355	321
* Discovery Communications Inc.	7,409	318
PVH Corp.	2,657	310
Nordstrom Inc.	4,479	310
Polaris Industries Inc.	2,128	309
Signet Jewelers Ltd.	2,601	307
Tractor Supply Co.	4,481	300
Newell Rubbermaid Inc.	8,942	300
* Liberty Media Corp.	6,133	297
H&R Block Inc.	8,863	297
Best Buy Co. Inc.	9,287	296
* MGM Resorts International	12,049	295
* Mohawk Industries Inc.	1,987	290
* News Corp. Class A	16,095	284
Expedia Inc.	3,275	281
* LKQ Corp.	9,780	278
Scripps Networks Interactive Inc. Class A	3,421	273
Interpublic Group of Cos. Inc.	13,718	268
Lear Corp.	2,636	267
Foot Locker Inc.	4,638	260
Harman International Industries Inc.	2,209	254
* Jarden Corp.	4,191	251
Gannett Co. Inc.	7,358	248
Family Dollar Stores Inc.	3,107	248
Staples Inc.	21,008	245
PulteGroup Inc.	12,320	237
PetSmart Inc.	3,228	231
Fortune Brands Home & Security Inc.	5,302	229
DR Horton Inc.	10,478	227
Lennar Corp. Class A	5,789	227
* Avis Budget Group Inc.	3,353	226
Garmin Ltd.	3,882	211
Goodyear Tire & Rubber Co.	7,882	205
* Toll Brothers Inc.	5,725	204
* Ulta Salon Cosmetics & Fragrance Inc.	2,056	200
Williams-Sonoma Inc.	3,030	199
Darden Restaurants Inc.	4,193	198
Avon Products Inc.	13,958	196
Hasbro Inc.	3,704	195
* WABCO Holdings Inc.	1,826	188
* Pandora Media Inc.	6,628	179
* NVR Inc.	145	170
* Visteon Corp.	1,579	160
Leggett & Platt Inc.	4,532	159
GameStop Corp. Class A	3,630	153
* Liberty Media Corp. Class A	3,055	150
Service Corp. International	6,763	150
* Fossil Group Inc.	1,476	150
Dunkin' Brands Group Inc.	3,406	148
* Sally Beauty Holdings Inc.	5,214	145
Carter's Inc.	1,744	144
Dick's Sporting Goods Inc.	3,158	142
* Urban Outfitters Inc.	3,473	138
Domino's Pizza Inc.	1,807	136
Gentex Corp.	4,610	136
International Game Technology	7,953	134
KAR Auction Services Inc.	4,441	134

2

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Lamar Advertising Co. Class A	2,538	133
* Madison Square Garden Co. Class A	1,985	133
Cinemark Holdings Inc.	3,725	131
* Kate Spade & Co.	4,010	130
CBS Outdoor Americas Inc.	3,764	129
Brunswick Corp.	2,937	126
* Tenneco Inc.	1,967	126
* AutoNation Inc.	2,316	126
* AMC Networks Inc. Class A	1,949	122
Tupperware Brands Corp.	1,628	119
Dana Holding Corp.	5,132	119
Cablevision Systems Corp. Class A	6,335	117
* Panera Bread Co. Class A	774	116
* Tempur Sealy International Inc.	1,973	115
* Hilton Worldwide Holdings Inc.	4,435	112
Burger King Worldwide Inc.	3,384	108
Graham Holdings Co. Class B	146	105
* Deckers Outdoor Corp.	1,137	105
* Bally Technologies Inc.	1,299	103
* Live Nation Entertainment Inc.	4,645	102
* HomeAway Inc.	3,066	102
Brinker International Inc.	2,070	101
* Norwegian Cruise Line Holdings Ltd.	2,979	99
* Cabela's Inc.	1,591	97
Dillard's Inc. Class A	846	97
Abercrombie & Fitch Co.	2,301	96
* Liberty Ventures Class A	2,399	91
* Starz	2,913	91
Vail Resorts Inc.	1,128	90
* Buffalo Wild Wings Inc.	591	87
American Eagle Outfitters Inc.	6,187	87
* Office Depot Inc.	16,999	87
Nu Skin Enterprises Inc. Class A	1,930	86
* Liberty TripAdvisor Holdings Inc. Class A	2,399	86
John Wiley & Sons Inc. Class A	1,431	86
Big Lots Inc.	1,846	86
DeVry Education Group Inc.	1,985	85
* Apollo Education Group Inc.	3,064	85
Wolverine World Wide Inc.	3,180	84
Six Flags Entertainment Corp.	2,308	84
Pool Corp.	1,469	83
Lions Gate Entertainment Corp.	2,555	83
* Murphy USA Inc.	1,519	83
CST Brands Inc.	2,366	82
* Restoration Hardware Holdings Inc.	975	82
* Time Inc.	3,482	82
Sotheby's	2,001	82
Thor Industries Inc.	1,520	82
Men's Wearhouse Inc.	1,502	81
* Hyatt Hotels Corp. Class A	1,310	80
Jack in the Box Inc.	1,327	79
DSW Inc. Class A	2,516	78
Chico's FAS Inc.	4,848	77
Wendy's Co.	9,159	75
* Skechers U.S.A. Inc. Class A	1,241	72
Cheesecake Factory Inc.	1,599	72
* Ascena Retail Group Inc.	4,104	71
* Five Below Inc.	1,731	70
* TRI Pointe Homes Inc.	4,710	70
* Asbury Automotive Group Inc.	998	70
Hillenbrand Inc.	2,059	69
* Houghton Mifflin Harcourt Co.	3,495	67
HSN Inc.	1,097	67
* Steven Madden Ltd.	1,939	66

3

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
AMERCO	237	66
Penske Automotive Group Inc.	1,360	65
* JC Penney Co. Inc.	5,960	64
Group 1 Automotive Inc.	797	64
* ANN Inc.	1,539	64
Cracker Barrel Old Country Store Inc.	635	64
Cooper Tire & Rubber Co.	2,059	64
Sinclair Broadcast Group Inc. Class A	2,180	63
* Shutterfly Inc.	1,236	63
* Grand Canyon Education Inc.	1,451	63
Choice Hotels International Inc.	1,158	63
Lithia Motors Inc. Class A	713	62
* Genesco Inc.	779	62
Texas Roadhouse Inc. Class A	2,299	61
* Conversant Inc.	2,189	60
* Iconix Brand Group Inc.	1,417	59
* Life Time Fitness Inc.	1,258	58
New York Times Co. Class A	4,674	58
Regal Entertainment Group Class A	2,714	57
* Gentherm Inc.	1,167	57
* Marriott Vacations Worldwide Corp.	952	57
Ryland Group Inc.	1,522	56
PriceSmart Inc.	620	56
Meredith Corp.	1,173	55
* Helen of Troy Ltd.	935	54
Aaron's Inc.	2,110	54
* Vistaprint NV	1,113	54
* DreamWorks Animation SKG Inc. Class A	2,458	54
Monro Muffler Brake Inc.	1,029	53
* Meritage Homes Corp.	1,288	53
* G-III Apparel Group Ltd.	636	53
* Lumber Liquidators Holdings Inc.	912	52
* TiVo Inc.	3,701	52
Pier 1 Imports Inc.	3,215	51
* Express Inc.	2,898	50
KB Home	2,814	50
Rent-A-Center Inc.	1,792	50
* Pinnacle Entertainment Inc.	1,975	49
Finish Line Inc. Class A	1,646	49
Matthews International Corp. Class A	1,019	47
Buckle Inc.	947	47
DineEquity Inc.	557	46
Guess? Inc.	1,957	46
* Crocs Inc.	2,948	46
SeaWorld Entertainment Inc.	2,184	45
* Meritor Inc.	3,315	45
* Fiesta Restaurant Group Inc.	919	45
Nexstar Broadcasting Group Inc. Class A	979	45
Brown Shoe Co. Inc.	1,470	44
Churchill Downs Inc.	465	44
* Conn's Inc.	960	43
* Bloomin' Brands Inc.	2,540	42
* Belmond Ltd. Class A	3,305	42
* Bright Horizons Family Solutions Inc.	1,032	42
* American Axle & Manufacturing Holdings Inc.	2,303	42
* Outerwall Inc.	705	42
Coty Inc. Class A	2,414	42
* LifeLock Inc.	2,799	42
* Vitamin Shoppe Inc.	1,026	40
* Hibbett Sports Inc.	870	40
MDC Holdings Inc.	1,359	39
* Krispy Kreme Doughnuts Inc.	2,278	39
La-Z-Boy Inc.	1,810	39
* Dorman Products Inc.	859	39

4

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Tumi Holdings Inc.	1,707	38
Aramark	1,457	38
Papa John's International Inc.	937	37
Bob Evans Farms Inc.	848	37
* Shutterstock Inc.	520	37
* Select Comfort Corp.	1,626	36
Children's Place Inc.	676	36
* Standard Pacific Corp.	4,335	36
* Burlington Stores Inc.	1,006	36
Drew Industries Inc.	801	36
* Sonic Corp.	1,641	35
Sonic Automotive Inc. Class A	1,396	35
* Barnes & Noble Inc.	1,444	34
Sturm Ruger & Co. Inc.	682	34
Columbia Sportswear Co.	449	34
* Constant Contact Inc.	1,088	34
* Sears Holdings Corp.	931	32
* Cooper-Standard Holding Inc.	488	32
MDC Partners Inc. Class A	1,437	32
Oxford Industries Inc.	496	30
* Mattress Firm Holding Corp.	519	30
* Multimedia Games Holding Co. Inc.	1,065	30
* Media General Inc.	1,889	29
* Carmike Cinemas Inc.	848	29
* Penn National Gaming Inc.	2,506	28
* Popeyes Louisiana Kitchen Inc.	697	28
Cato Corp. Class A	803	28
* Boyd Gaming Corp.	2,569	27
International Speedway Corp. Class A	813	27
Scholastic Corp.	772	27
* BJ's Restaurants Inc.	721	27
* Universal Electronics Inc.	474	26
National CineMedia Inc.	1,760	26
* Diamond Resorts International Inc.	1,023	26
* La Quinta Holdings Inc.	1,282	25
Interval Leisure Group Inc.	1,149	25
Movado Group Inc.	659	25
* Red Robin Gourmet Burgers Inc.	414	22
* Tuesday Morning Corp.	1,250	22
Standard Motor Products Inc.	578	22
* Caesars Entertainment Corp.	1,606	22
Regis Corp.	1,392	21
Capella Education Co.	322	21
* HealthStream Inc.	790	21
* Winnebago Industries Inc.	821	20
* K12 Inc.	1,064	20
* Tower International Inc.	595	20
* Zumiez Inc.	615	20
* Cavco Industries Inc.	275	20
* Move Inc.	1,214	19
* Strayer Education Inc.	316	19
* Lands' End Inc.	538	19
* Steiner Leisure Ltd.	434	18
* Taylor Morrison Home Corp. Class A	927	18
* Denny's Corp.	2,682	18
* American Woodmark Corp.	467	18
Ethan Allen Interiors Inc.	725	18
* Cumulus Media Inc. Class A	3,952	18
* Smith & Wesson Holding Corp.	1,631	18
Callaway Golf Co.	2,298	18
* FTD Cos. Inc.	528	18
* EW Scripps Co. Class A	914	17
* Pep Boys-Manny Moe & Jack	1,554	17
* Libbey Inc.	612	17

5

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Stage Stores Inc.	957	17
* M/I Homes Inc.	705	16
* Rentrak Corp.	306	16
* American Public Education Inc.	514	16
* William Lyon Homes Class A	607	16
Fred's Inc. Class A	1,072	15
New Media Investment Group Inc.	871	15
* Del Frisco's Restaurant Group Inc.	683	15
* Career Education Corp.	2,736	15
* Federal-Mogul Holdings Corp.	868	15
* Biglari Holdings Inc.	41	15
* Chegg Inc.	2,131	15
Inter Parfums Inc.	478	15
* Caesars Acquisition Co. Class A	1,323	14
* Scientific Games Corp. Class A	1,419	14
AMC Entertainment Holdings Inc.	603	14
Arctic Cat Inc.	385	14
* Hovnanian Enterprises Inc. Class A	3,370	14
* Beazer Homes USA Inc.	734	14
Nutrisystem Inc.	835	14
Haverty Furniture Cos. Inc.	576	13
* Motorcar Parts of America Inc.	437	13
* Stamps.com Inc.	392	13
Superior Industries International Inc.	678	13
Viad Corp.	593	13
* Vera Bradley Inc.	631	13
* Journal Communications Inc. Class A	1,288	13
* zulily Inc. Class A	387	13
* Orbitz Worldwide Inc.	1,525	13
* Chuy's Holdings Inc.	474	12
* MarineMax Inc.	718	12
World Wrestling Entertainment Inc. Class A	841	12
* Vince Holding Corp.	334	12
* LeapFrog Enterprises Inc.	1,864	12
* Gray Television Inc.	1,200	12
* Eastman Kodak Co.	511	12
Ruth's Hospitality Group Inc.	1,045	12
ClubCorp Holdings Inc.	605	11
* Revlon Inc. Class A	330	11
* Carrols Restaurant Group Inc.	1,535	11
* Central Garden and Pet Co. Class A	1,225	11
* RealD Inc.	1,182	11
* Ruby Tuesday Inc.	1,782	11
* Nautilus Inc.	907	11
* LGI Homes Inc.	551	11
Marchex Inc. Class B	1,226	11
* Citi Trends Inc.	452	11
* Stoneridge Inc.	832	10
* Blue Nile Inc.	361	10
* Christopher & Banks Corp.	1,062	10
* SFX Entertainment Inc.	1,430	10
Stein Mart Inc.	808	10
* WCI Communities Inc.	502	10
* America's Car-Mart Inc.	235	10
Marcus Corp.	541	10
Shoe Carnival Inc.	438	9
* Eros International plc	567	9
National Presto Industries Inc.	140	9
* XO Group Inc.	781	9
Remy International Inc.	409	9
* 2U Inc.	478	9
Harte-Hanks Inc.	1,255	9
Clear Channel Outdoor Holdings Inc. Class A	1,238	9
Carriage Services Inc. Class A	459	9

6

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Rosetta Stone Inc.	974	9
* Bravo Brio Restaurant Group Inc.	572	8
Strattec Security Corp.	102	8
* McClatchy Co. Class A	1,776	8
* Noodles & Co. Class A	393	8
Destination Maternity Corp.	394	8
Entravision Communications Corp. Class A	1,608	7
* Tile Shop Holdings Inc.	627	7
* Kirkland's Inc.	406	7
* Perry Ellis International Inc.	360	7
* Jamba Inc.	488	7
Universal Technical Institute Inc.	626	7
* Zoe's Kitchen Inc.	239	7
* Sequential Brands Group Inc.	488	7
* Potbelly Corp.	537	7
* Entercom Communications Corp. Class A	698	6
AH Belo Corp. Class A	552	6
Speedway Motorsports Inc.	339	6
* Container Store Group Inc.	296	6
CSS Industries Inc.	247	6
* Sizmek Inc.	709	6
* Lee Enterprises Inc.	1,531	6
* Morgans Hotel Group Co.	818	6
* Destination XL Group Inc.	1,236	6
* Intrawest Resorts Holdings Inc.	516	6
* Overstock.com Inc.	327	6
* Dex Media Inc.	503	6
* Black Diamond Inc.	663	6
RG Barry Corp.	291	6
* Bridgepoint Education Inc.	436	6
* West Marine Inc.	498	5
* VOXX International Corp. Class A	546	5
Saga Communications Inc. Class A	142	5
* ValueVision Media Inc. Class A	1,147	5
* Daily Journal Corp.	28	5
Lifetime Brands Inc.	299	5
Weyco Group Inc.	190	5
* Isle of Capri Casinos Inc.	619	5
* Franklin Covey Co.	268	5
Flexsteel Industries Inc.	144	5
* Malibu Boats Inc. Class A	240	5
Big 5 Sporting Goods Corp.	488	5
* Cenveo Inc.	1,574	5
Winmark Corp.	66	5
* Build-A-Bear Workshop Inc.	357	5
* Systemax Inc.	318	5
* Liberty Tax Inc.	134	5
* Nathan's Famous Inc.	80	4
* Reading International Inc. Class A	510	4
* Skullcandy Inc.	527	4
* Fox Factory Holding Corp.	286	4
* Speed Commerce Inc.	1,313	4
Bon-Ton Stores Inc.	395	4
* Fuel Systems Solutions Inc.	410	4
Escalade Inc.	287	4
Collectors Universe Inc.	200	4
* 1-800-Flowers.com Inc. Class A	755	4
Johnson Outdoors Inc. Class A	145	4
* Famous Dave's of America Inc.	136	4
* Norcraft Cos. Inc.	215	4
* Crown Media Holdings Inc. Class A	1,017	4
* New Home Co. Inc.	245	4
* Gaiam Inc. Class A	437	3
* Monarch Casino & Resort Inc.	251	3

7

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Martha Stewart Living Omnimedia Inc. Class A	710	3
* Hemisphere Media Group Inc.	253	3
* New York & Co. Inc.	843	3
* Pacific Sunwear of California Inc.	1,340	3
Einstein Noah Restaurant Group Inc.	185	3
Marine Products Corp.	309	3
* Tilly's Inc. Class A	289	2
Salem Communications Corp. Class A	274	2
* hhgregg Inc.	311	2
* Radio One Inc.	668	2
* Empire Resorts Inc.	437	2
* Care.com Inc.	192	2
* Sportsman's Warehouse Holdings Inc.	281	2
* Papa Murphy's Holdings Inc.	170	2
* Quiksilver Inc.	472	1
Weight Watchers International Inc.	55	1
* Francesca's Holdings Corp.	67	1
* Biglari Holdings Inc Rights Exp. 09/12/2014	40	1
* Elizabeth Arden Inc.	37	1
* Aeropostale Inc.	134	1
* Angie's List Inc.	64	1
* Coupons.com Inc.	27	—
* Sears Hometown and Outlet Stores Inc.	20	—
* ITT Educational Services Inc.	38	—
* Central European Media Enterprises Ltd. Class A	118	—
* QuinStreet Inc.	54	—
* JAKKS Pacific Inc.	31	—
bebe stores inc	51	—
* ReachLocal Inc.	21	—
* Ignite Restaurant Group Inc.	11	—
* Education Management Corp.	39	—
		99,695
Consumer Staples (7.2%)
Procter & Gamble Co.	86,882	7,221
Coca-Cola Co.	127,485	5,319
PepsiCo Inc.	48,678	4,502
Philip Morris International Inc.	50,501	4,322
CVS Caremark Corp.	37,054	2,944
Altria Group Inc.	63,780	2,748
Mondelez International Inc. Class A	54,310	1,965
Colgate-Palmolive Co.	29,391	1,902
Walgreen Co.	30,642	1,854
Kimberly-Clark Corp.	12,098	1,306
Kraft Foods Group Inc.	19,114	1,126
General Mills Inc.	19,730	1,053
Archer-Daniels-Midland Co.	21,014	1,048
Kroger Co.	16,361	834
Sysco Corp.	18,770	710
Lorillard Inc.	11,641	695
Mead Johnson Nutrition Co.	6,489	620
Keurig Green Mountain Inc.	4,541	605
Reynolds American Inc.	9,913	580
Kellogg Co.	8,246	536
Whole Foods Market Inc.	11,802	462
Brown-Forman Corp. Class B	4,940	458
* Constellation Brands Inc. Class A	5,152	449
Hershey Co.	4,801	439
ConAgra Foods Inc.	13,525	435
* Monster Beverage Corp.	4,603	407
Bunge Ltd.	4,735	401
Dr Pepper Snapple Group Inc.	6,318	397
Coca-Cola Enterprises Inc.	8,089	386
Clorox Co.	4,141	367
JM Smucker Co.	3,343	343

8

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Tyson Foods Inc. Class A	8,659	329
Molson Coors Brewing Co. Class B	4,386	324
Church & Dwight Co. Inc.	4,394	300
McCormick & Co. Inc.	4,220	294
Safeway Inc.	7,467	260
Campbell Soup Co.	5,638	253
Energizer Holdings Inc.	2,005	244
Hormel Foods Corp.	4,300	218
* WhiteWave Foods Co. Class A	5,597	196
* Rite Aid Corp.	30,977	193
Ingredion Inc.	2,360	188
* Hain Celestial Group Inc.	1,592	157
Herbalife Ltd.	2,583	132
GNC Holdings Inc. Class A	3,008	114
* TreeHouse Foods Inc.	1,370	113
Flowers Foods Inc.	5,611	110
* United Natural Foods Inc.	1,636	105
* Sprouts Farmers Market Inc.	3,222	100
Casey's General Stores Inc.	1,209	87
Sanderson Farms Inc.	735	69
Andersons Inc.	928	64
* SUPERVALU Inc.	6,568	63
Spectrum Brands Holdings Inc.	700	61
* Boston Beer Co. Inc. Class A	268	59
* Pilgrim's Pride Corp.	1,964	59
Pinnacle Foods Inc.	1,773	57
Lancaster Colony Corp.	604	53
B&G Foods Inc.	1,755	53
* Post Holdings Inc.	1,417	52
Vector Group Ltd.	2,139	51
Dean Foods Co.	3,138	51
J&J Snack Foods Corp.	507	48
* Fresh Market Inc.	1,393	46
Snyder's-Lance Inc.	1,625	44
Universal Corp.	792	42
Cal-Maine Foods Inc.	515	41
Core-Mark Holding Co. Inc.	793	38
Fresh Del Monte Produce Inc.	1,106	35
* Seaboard Corp.	11	32
WD-40 Co.	446	31
* Boulder Brands Inc.	2,181	29
SpartanNash Co.	1,338	29
Calavo Growers Inc.	515	20
* Chiquita Brands International Inc.	1,360	19
* Annie's Inc.	583	19
* Diamond Foods Inc.	649	18
Tootsie Roll Industries Inc.	589	17
* Pantry Inc.	686	14
Weis Markets Inc.	320	14
* Medifast Inc.	384	13
* USANA Health Sciences Inc.	174	13
Coca-Cola Bottling Co. Consolidated	135	10
* Chefs' Warehouse Inc.	483	9
* Omega Protein Corp.	581	9
Ingles Markets Inc. Class A	346	9
PetMed Express Inc.	588	8
John B Sanfilippo & Son Inc.	240	7
* Seneca Foods Corp. Class A	238	7
Limoneira Co.	290	7
* National Beverage Corp.	331	6
* Nutraceutical International Corp.	250	6
* Alliance One International Inc.	2,564	6
Nature's Sunshine Products Inc.	318	5
* Natural Grocers by Vitamin Cottage Inc.	278	5

9

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Inventure Foods Inc.	411	5
Orchids Paper Products Co.	172	5
Village Super Market Inc. Class A	184	4
* Craft Brew Alliance Inc.	307	4
* Farmer Bros Co.	172	4
* 22nd Century Group Inc.	1,188	4
Alico Inc.	85	3
* PhotoMedex Inc.	388	3
* Synutra International Inc.	506	3
Liberator Medical Holdings Inc.	913	3
* Lifeway Foods Inc.	137	2
Roundy's Inc.	64	—
Female Health Co.	35	—
* Fairway Group Holdings Corp.	27	—
		51,539
Energy (9.4%)
Exxon Mobil Corp.	137,882	13,714
Chevron Corp.	61,122	7,912
Schlumberger Ltd.	41,758	4,578
ConocoPhillips	39,419	3,202
Occidental Petroleum Corp.	25,224	2,616
EOG Resources Inc.	17,548	1,928
Halliburton Co.	27,116	1,833
Anadarko Petroleum Corp.	16,216	1,827
Phillips 66	18,169	1,581
Williams Cos. Inc.	23,984	1,426
Apache Corp.	12,385	1,261
National Oilwell Varco Inc.	13,776	1,191
Devon Energy Corp.	13,097	988
Baker Hughes Inc.	13,999	968
Pioneer Natural Resources Co.	4,594	959
Valero Energy Corp.	17,134	928
Marathon Oil Corp.	21,708	905
Hess Corp.	8,923	902
Spectra Energy Corp.	21,534	897
Kinder Morgan Inc.	21,091	849
Noble Energy Inc.	11,583	836
Marathon Petroleum Corp.	8,074	735
* Cheniere Energy Inc.	7,639	613
* Concho Resources Inc.	3,619	514
* Cameron International Corp.	6,556	487
EQT Corp.	4,873	483
ONEOK Inc.	6,675	469
* FMC Technologies Inc.	7,552	467
* Southwestern Energy Co.	11,337	467
Chesapeake Energy Corp.	16,911	460
Cabot Oil & Gas Corp.	13,399	449
Seadrill Ltd.	11,345	423
Range Resources Corp.	5,268	414
Cimarex Energy Co.	2,801	407
Murphy Oil Corp.	5,783	361
* Whiting Petroleum Corp.	3,837	356
Helmerich & Payne Inc.	3,120	328
HollyFrontier Corp.	6,411	321
CONSOL Energy Inc.	7,434	299
Tesoro Corp.	4,189	271
Nabors Industries Ltd.	9,653	263
Oceaneering International Inc.	3,511	244
* Continental Resources Inc.	1,370	221
QEP Resources Inc.	5,765	205
* Newfield Exploration Co.	4,395	197
Denbury Resources Inc.	11,324	195
SM Energy Co.	2,163	193
Superior Energy Services Inc.	5,018	180

10

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	Cobalt International Energy Inc.	11,324	174
	Targa Resources Corp.	1,226	171
*	WPX Energy Inc.	6,402	170
*	Dresser-Rand Group Inc.	2,425	168
*	Oasis Petroleum Inc.	3,285	162
	Patterson-UTI Energy Inc.	4,638	160
*	First Solar Inc.	2,290	160
*	Gulfport Energy Corp.	2,707	158
*	Kodiak Oil & Gas Corp.	8,518	139
*	Dril-Quip Inc.	1,303	132
*	Ultra Petroleum Corp.	4,974	132
	Rowan Cos. plc Class A	4,031	122
	SemGroup Corp. Class A	1,380	121
*	Diamondback Energy Inc.	1,363	118
*	NOW Inc.	3,496	115
*	Unit Corp.	1,615	106
	Golar LNG Ltd.	1,657	104
*	Rosetta Resources Inc.	2,020	101
*	Antero Resources Corp.	1,741	101
*	Atwood Oceanics Inc.	2,026	100
*	Oil States International Inc.	1,547	100
	World Fuel Services Corp.	2,249	100
*	SolarCity Corp.	1,392	96
	Diamond Offshore Drilling Inc.	2,144	94
*	Helix Energy Solutions Group Inc.	3,324	91
*	Carrizo Oil & Gas Inc.	1,421	89
	Exterran Holdings Inc.	1,821	85
*,^	SandRidge Energy Inc.	15,423	81
	Western Refining Inc.	1,720	80
*	GT Advanced Technologies Inc.	4,307	77
	Civeo Corp.	2,974	76
*	Athlon Energy Inc.	1,604	75
*	PDC Energy Inc.	1,151	69
	Delek US Holdings Inc.	1,922	67
	CARBO Ceramics Inc.	620	67
*	Bonanza Creek Energy Inc.	1,073	66
*	Matador Resources Co.	2,389	65
*	Forum Energy Technologies Inc.	1,898	65
	PBF Energy Inc. Class A	2,222	63
*	Stone Energy Corp.	1,774	62
*	SunPower Corp. Class A	1,539	59
*	Laredo Petroleum Inc.	2,459	58
*	McDermott International Inc.	7,706	55
	Green Plains Inc.	1,238	55
*	SunCoke Energy Inc.	2,301	55
*	SEACOR Holdings Inc.	664	54
*	Sanchez Energy Corp.	1,563	52
*	Hornbeck Offshore Services Inc.	1,186	52
*	Flotek Industries Inc.	1,805	50
*	Rice Energy Inc.	1,689	49
*	Halcon Resources Corp.	8,863	49
	Energy XXI Bermuda Ltd.	2,932	48
	RPC Inc.	2,114	48
*	Magnum Hunter Resources Corp.	6,779	47
*	C&J Energy Services Inc.	1,500	43
	Comstock Resources Inc.	1,660	40
*	Bill Barrett Corp.	1,661	38
*	Parsley Energy Inc. Class A	1,705	37
*	Newpark Resources Inc.	2,961	37
*	Kosmos Energy Ltd.	3,559	36
*	Pioneer Energy Services Corp.	2,224	34
*	Northern Oil and Gas Inc.	1,867	31
*	Penn Virginia Corp.	2,000	30
*	Triangle Petroleum Corp.	2,504	30

11

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Key Energy Services Inc.	4,470	28
* Cloud Peak Energy Inc.	1,777	28
* TETRA Technologies Inc.	2,288	27
* Rex Energy Corp.	1,753	27
* Basic Energy Services Inc.	1,106	27
* Synergy Resources Corp.	1,969	26
* Goodrich Petroleum Corp.	1,171	26
* Seventy Seven Energy Inc.	1,087	26
Tesco Corp.	1,170	25
* REX American Resources Corp.	225	24
* Approach Resources Inc.	1,302	23
* Contango Oil & Gas Co.	580	23
CVR Energy Inc.	458	23
North Atlantic Drilling Ltd.	2,047	22
* Resolute Energy Corp.	2,724	22
* Parker Drilling Co.	3,481	22
* Matrix Service Co.	761	21
* FuelCell Energy Inc.	8,325	21
* Abraxas Petroleum Corp.	3,575	21
* Solazyme Inc.	2,246	21
* Clayton Williams Energy Inc.	172	20
Frank's International NV	1,009	20
* Westmoreland Coal Co.	480	20
* Clean Energy Fuels Corp.	1,992	20
Peabody Energy Corp.	1,243	20
* EP Energy Corp. Class A	1,009	20
* RSP Permian Inc.	660	19
* RigNet Inc.	345	16
* VAALCO Energy Inc.	1,700	16
W&T Offshore Inc.	1,014	15
* EnerNOC Inc.	767	15
* Era Group Inc.	587	15
* Swift Energy Co.	1,266	14
* Emerald Oil Inc.	1,656	14
* Renewable Energy Group Inc.	1,143	14
* Pacific Ethanol Inc.	587	14
* Warren Resources Inc.	2,098	14
* Willbros Group Inc.	1,168	13
* Gastar Exploration Inc.	1,623	13
* Callon Petroleum Co.	1,167	13
Panhandle Oil and Gas Inc. Class A	203	12
Alon USA Energy Inc.	678	11
* Capstone Turbine Corp.	8,901	11
* PetroQuest Energy Inc.	1,669	11
* Natural Gas Services Group Inc.	361	11
* Vantage Drilling Co.	5,871	10
* Ring Energy Inc.	538	9
Gulf Island Fabrication Inc.	421	9
* BPZ Resources Inc.	3,445	8
* Trecora Resources	582	8
* TransAtlantic Petroleum Ltd.	656	7
* PowerSecure International Inc.	633	7
* Midstates Petroleum Co. Inc.	967	7
* Enphase Energy Inc.	464	7
* Jones Energy Inc.	325	6
* Harvest Natural Resources Inc.	1,221	6
* FX Energy Inc.	1,559	5
Dawson Geophysical Co.	235	5
Evolution Petroleum Corp.	494	5
* Mitcham Industries Inc.	375	5
* Ameresco Inc. Class A	572	5
* Miller Energy Resources Inc.	897	5
* American Eagle Energy Corp.	880	5
Adams Resources & Energy Inc.	62	4

12

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Isramco Inc.	28	4
Hallador Energy Co.	254	3
* Amyris Inc.	603	3
* Glori Energy Inc.	354	2
* Profire Energy Inc.	386	2
* Alpha Natural Resources Inc.	377	1
EXCO Resources Inc.	254	1
* Geospace Technologies Corp.	28	1
Arch Coal Inc.	350	1
* Apco Oil and Gas International Inc.	67	1
* Hercules Offshore Inc.	266	1
* ION Geophysical Corp.	209	1
Walter Energy Inc.	108	1
* Nuverra Environmental Solutions Inc.	27	—
* Forest Oil Corp.	198	—
* Quicksilver Resources Inc.	213	—
		67,701
Financial Services (18.6%)
* Berkshire Hathaway Inc. Class B	58,764	8,065
Wells Fargo & Co.	153,333	7,887
JPMorgan Chase & Co.	121,518	7,224
Bank of America Corp.	333,251	5,362
Citigroup Inc.	97,536	5,038
Visa Inc. Class A	15,891	3,377
American Express Co.	29,127	2,608
American International Group Inc.	46,449	2,604
Goldman Sachs Group Inc.	14,358	2,572
MasterCard Inc. Class A	31,860	2,415
US Bancorp	55,156	2,332
Simon Property Group Inc.	9,975	1,696
Morgan Stanley	49,247	1,690
MetLife Inc.	30,042	1,645
Capital One Financial Corp.	18,352	1,506
PNC Financial Services Group Inc.	17,151	1,454
Bank of New York Mellon Corp.	36,615	1,435
BlackRock Inc.	4,094	1,353
Prudential Financial Inc.	14,771	1,325
American Tower Corporation	12,707	1,253
ACE Ltd.	10,844	1,153
Travelers Cos. Inc.	11,157	1,057
Charles Schwab Corp.	36,094	1,029
State Street Corp.	13,820	995
Marsh & McLennan Cos. Inc.	17,647	937
Discover Financial Services	14,971	934
Aflac Inc.	14,582	893
BB&T Corp.	23,069	861
Allstate Corp.	13,935	857
Crown Castle International Corp.	10,718	852
Aon plc	9,527	830
Public Storage	4,612	808
CME Group Inc.	10,237	784
Equity Residential	11,597	771
Ameriprise Financial Inc.	6,097	767
Chubb Corp.	7,850	722
Franklin Resources Inc.	12,739	720
McGraw Hill Financial Inc.	8,740	709
Intercontinental Exchange Inc.	3,698	699
T. Rowe Price Group Inc.	8,436	683
Health Care REIT Inc.	9,863	667
Prologis Inc.	16,044	657
SunTrust Banks Inc.	17,109	652
AvalonBay Communities Inc.	4,162	641
HCP Inc.	14,712	637
Vornado Realty Trust	6,018	637

13

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Ventas Inc.	9,451	622
Boston Properties Inc.	4,915	597
Weyerhaeuser Co.	16,895	574
Moody's Corp.	6,071	568
Invesco Ltd.	13,892	567
Fifth Third Bancorp	27,308	557
Host Hotels & Resorts Inc.	24,304	555
Hartford Financial Services Group Inc.	14,439	535
Northern Trust Corp.	7,594	527
Fidelity National Information Services Inc.	9,241	524
M&T Bank Corp.	4,223	522
* Fiserv Inc.	8,003	516
Principal Financial Group Inc.	9,448	513
Progressive Corp.	19,009	476
Lincoln National Corp.	8,469	466
* Alliance Data Systems Corp.	1,741	461
Loews Corp.	10,457	457
Regions Financial Corp.	44,276	449
General Growth Properties Inc.	18,205	447
Thomson Reuters Corp.	11,414	433
Essex Property Trust Inc.	2,012	389
KeyCorp	28,420	387
American Realty Capital Properties Inc.	29,211	384
* FleetCor Technologies Inc.	2,668	383
* Affiliated Managers Group Inc.	1,781	376
Annaly Capital Management Inc.	30,512	363
SL Green Realty Corp.	3,078	337
Realty Income Corp.	7,145	320
Kimco Realty Corp.	13,254	311
Equifax Inc.	3,942	310
Western Union Co.	17,406	304
Unum Group	8,323	302
XL Group plc Class A	8,778	300
CIT Group Inc.	6,251	300
* Markel Corp.	453	299
Leucadia National Corp.	11,914	297
Macerich Co.	4,548	297
Comerica Inc.	5,875	296
TD Ameritrade Holding Corp.	8,698	288
* CBRE Group Inc. Class A	9,061	288
Digital Realty Trust Inc.	4,376	286
Federal Realty Investment Trust	2,179	272
American Capital Agency Corp.	11,429	270
Huntington Bancshares Inc.	26,832	264
Cincinnati Financial Corp.	5,304	255
* FNF Group	8,869	251
Navient Corp.	13,731	246
Everest Re Group Ltd.	1,499	246
UDR Inc.	8,164	244
* Arch Capital Group Ltd.	4,356	242
Arthur J Gallagher & Co.	5,104	241
Plum Creek Timber Co. Inc.	5,755	234
New York Community Bancorp Inc.	14,407	230
* Genworth Financial Inc. Class A	16,153	229
Torchmark Corp.	4,187	228
* Alleghany Corp.	522	225
Lazard Ltd. Class A	3,975	217
Raymond James Financial Inc.	3,956	216
WP Carey Inc.	3,150	215
First Republic Bank	4,368	214
* Ally Financial Inc.	8,604	212
* E*TRADE Financial Corp.	9,231	205
Camden Property Trust	2,726	204
* Howard Hughes Corp.	1,278	202

14

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Duke Realty Corp.	10,458	195
Extra Space Storage Inc.	3,679	194
* Realogy Holdings Corp.	4,705	192
Jones Lang LaSalle Inc.	1,428	191
* Signature Bank	1,598	189
Alexandria Real Estate Equities Inc.	2,316	183
* SVB Financial Group	1,642	183
Reinsurance Group of America Inc. Class A	2,193	182
Voya Financial Inc.	4,643	182
PartnerRe Ltd.	1,611	180
Protective Life Corp.	2,555	177
DDR Corp.	9,700	177
Mid-America Apartment Communities Inc.	2,426	175
Zions Bancorporation	6,007	175
* MSCI Inc. Class A	3,789	175
Regency Centers Corp.	2,999	171
FactSet Research Systems Inc.	1,342	171
Liberty Property Trust	4,774	169
Kilroy Realty Corp.	2,669	169
Total System Services Inc.	5,342	168
Starwood Property Trust Inc.	7,011	167
Global Payments Inc.	2,275	165
Hudson City Bancorp Inc.	16,745	165
Axis Capital Holdings Ltd.	3,415	165
Broadridge Financial Solutions Inc.	3,856	164
NASDAQ OMX Group Inc.	3,738	163
Legg Mason Inc.	3,288	162
East West Bancorp Inc.	4,641	162
HCC Insurance Holdings Inc.	3,198	160
SEI Investments Co.	4,206	159
Apartment Investment & Management Co. Class A	4,627	159
Jack Henry & Associates Inc.	2,729	158
WR Berkley Corp.	3,258	158
Taubman Centers Inc.	2,027	154
Assurant Inc.	2,310	154
Omega Healthcare Investors Inc.	4,057	153
Senior Housing Properties Trust	6,474	151
Spirit Realty Capital Inc.	12,778	151
Eaton Vance Corp.	3,839	150
Waddell & Reed Financial Inc. Class A	2,745	150
CBOE Holdings Inc.	2,794	148
National Retail Properties Inc.	3,977	148
People's United Financial Inc.	9,865	147
* Zillow Inc. Class A	991	142
* WEX Inc.	1,247	142
Hospitality Properties Trust	4,815	142
Dun & Bradstreet Corp.	1,204	141
Assured Guaranty Ltd.	5,826	141
BioMed Realty Trust Inc.	6,249	140
PacWest Bancorp	3,305	139
American Financial Group Inc.	2,305	138
Rayonier Inc.	4,026	138
LPL Financial Holdings Inc.	2,783	136
Prosperity Bancshares Inc.	2,222	134
Weingarten Realty Investors	3,919	134
American Campus Communities Inc.	3,367	133
Corrections Corp. of America	3,730	133
Cullen/Frost Bankers Inc.	1,675	132
Douglas Emmett Inc.	4,589	131
RenaissanceRe Holdings Ltd.	1,279	131
Old Republic International Corp.	8,361	128
Two Harbors Investment Corp.	11,856	127
RLJ Lodging Trust	4,250	127
White Mountains Insurance Group Ltd.	199	126

15

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Brown & Brown Inc.	3,838	125
* Vantiv Inc. Class A	3,969	124
Highwoods Properties Inc.	2,915	124
Equity Lifestyle Properties Inc.	2,707	124
LaSalle Hotel Properties	3,380	124
CNO Financial Group Inc.	6,856	122
Investors Bancorp Inc.	11,501	122
Commerce Bancshares Inc.	2,627	121
Retail Properties of America Inc.	7,636	121
SLM Corp.	13,624	121
Allied World Assurance Co. Holdings AG	3,215	119
Home Properties Inc.	1,846	119
City National Corp.	1,524	116
Validus Holdings Ltd.	2,896	113
* Equity Commonwealth	4,184	112
NorthStar Realty Finance Corp.	6,063	112
* NorthStar Asset Management Group Inc.	6,020	111
Synovus Financial Corp.	4,581	111
* Forest City Enterprises Inc. Class A	5,221	109
Chimera Investment Corp.	32,334	107
* Popular Inc.	3,398	105
Columbia Property Trust Inc.	4,087	105
BankUnited Inc.	3,325	105
Tanger Factory Outlet Centers Inc.	2,940	103
CBL & Associates Properties Inc.	5,401	103
First Niagara Financial Group Inc.	11,726	102
* Stifel Financial Corp.	2,119	101
MFA Financial Inc.	12,009	101
Washington Prime Group Inc.	5,134	100
EPR Properties	1,726	98
Sunstone Hotel Investors Inc.	6,726	98
Healthcare Trust of America Inc. Class A	7,846	98
* Strategic Hotels & Resorts Inc.	8,165	97
First American Financial Corp.	3,383	96
Piedmont Office Realty Trust Inc. Class A	4,911	96
Associated Banc-Corp	5,245	95
* Ocwen Financial Corp.	3,367	94
Post Properties Inc.	1,701	94
Gaming and Leisure Properties Inc.	2,796	93
* MGIC Investment Corp.	11,034	93
Umpqua Holdings Corp.	5,284	92
First Horizon National Corp.	7,558	92
StanCorp Financial Group Inc.	1,394	91
* Euronet Worldwide Inc.	1,693	90
Primerica Inc.	1,786	90
ProAssurance Corp.	1,945	90
* Portfolio Recovery Associates Inc.	1,581	90
Federated Investors Inc. Class B	2,917	90
FirstMerit Corp.	5,176	89
Aspen Insurance Holdings Ltd.	2,085	89
Hancock Holding Co.	2,667	89
CubeSmart	4,750	88
Radian Group Inc.	6,052	88
Hanover Insurance Group Inc.	1,387	88
TCF Financial Corp.	5,547	88
Endurance Specialty Holdings Ltd.	1,475	86
DCT Industrial Trust Inc.	10,747	85
* CoreLogic Inc.	3,017	85
Geo Group Inc.	2,264	85
Webster Financial Corp.	2,846	84
DiamondRock Hospitality Co.	6,187	82
Bank of Hawaii Corp.	1,417	82
Pebblebrook Hotel Trust	2,114	82
Sovran Self Storage Inc.	1,043	81

16

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Colony Financial Inc.	3,563	80
Bank of the Ozarks Inc.	2,493	80
Brandywine Realty Trust	4,951	79
Cousins Properties Inc.	6,227	79
American Homes 4 Rent Class A	4,368	78
Medical Properties Trust Inc.	5,479	77
Corporate Office Properties Trust	2,713	77
Healthcare Realty Trust Inc.	3,043	76
United Bankshares Inc.	2,275	75
* Texas Capital Bancshares Inc.	1,369	74
Washington Federal Inc.	3,335	73
UMB Financial Corp.	1,248	72
Fulton Financial Corp.	6,246	72
Lexington Realty Trust	6,620	72
MarketAxess Holdings Inc.	1,204	71
Wintrust Financial Corp.	1,515	71
Ryman Hospitality Properties Inc.	1,416	70
Invesco Mortgage Capital Inc.	3,993	70
National Health Investors Inc.	1,075	69
Sun Communities Inc.	1,293	69
Iberiabank Corp.	1,057	69
PrivateBancorp Inc.	2,330	69
FNB Corp.	5,526	68
Fair Isaac Corp.	1,156	67
Cathay General Bancorp	2,538	66
Alexander & Baldwin Inc.	1,592	65
BancorpSouth Inc.	3,061	65
Valley National Bancorp	6,445	64
Hatteras Financial Corp.	3,205	64
EastGroup Properties Inc.	975	63
Glacier Bancorp Inc.	2,320	63
First Industrial Realty Trust Inc.	3,439	63
Susquehanna Bancshares Inc.	6,034	62
Kennedy-Wilson Holdings Inc.	2,376	62
Erie Indemnity Co. Class A	808	62
American Equity Investment Life Holding Co.	2,496	62
RLI Corp.	1,381	62
MB Financial Inc.	2,156	61
Mack-Cali Realty Corp.	2,849	60
First Financial Bankshares Inc.	2,044	60
Washington REIT	2,162	60
American Realty Capital Healthcare Trust Inc.	5,460	60
Chambers Street Properties	7,677	60
Janus Capital Group Inc.	4,859	59
New York REIT Inc.	5,658	58
BOK Financial Corp.	862	58
Symetra Financial Corp.	2,386	58
New Residential Investment Corp.	9,233	58
DuPont Fabros Technology Inc.	2,035	57
* Western Alliance Bancorp	2,417	57
First Citizens BancShares Inc. Class A	248	57
EverBank Financial Corp.	3,016	57
Heartland Payment Systems Inc.	1,191	57
Financial Engines Inc.	1,585	57
Kemper Corp.	1,563	57
Potlatch Corp.	1,328	57
Platinum Underwriters Holdings Ltd.	902	56
* First Cash Financial Services Inc.	956	55
CVB Financial Corp.	3,530	55
Advent Software Inc.	1,671	54
Capitol Federal Financial Inc.	4,362	54
Glimcher Realty Trust	4,777	54
Home BancShares Inc.	1,799	54
Santander Consumer USA Holdings Inc.	2,837	53

17

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Evercore Partners Inc. Class A	1,031	53
Trustmark Corp.	2,222	53
Redwood Trust Inc.	2,715	53
Acadia Realty Trust	1,816	52
* Cardtronics Inc.	1,472	52
PS Business Parks Inc.	640	52
PennyMac Mortgage Investment Trust	2,341	52
Home Loan Servicing Solutions Ltd.	2,366	52
CYS Investments Inc.	5,387	51
Virtus Investment Partners Inc.	226	51
Artisan Partners Asset Management Inc. Class A	907	50
Government Properties Income Trust	2,093	50
EVERTEC Inc.	2,165	50
Chesapeake Lodging Trust	1,616	50
Parkway Properties Inc.	2,399	50
* MBIA Inc.	4,725	49
LTC Properties Inc.	1,172	48
Equity One Inc.	2,011	47
* Hilltop Holdings Inc.	2,239	47
* Altisource Portfolio Solutions SA	473	47
Community Bank System Inc.	1,336	47
International Bancshares Corp.	1,787	47
South State Corp.	804	47
Greenhill & Co. Inc.	954	47
Mercury General Corp.	912	47
Education Realty Trust Inc.	4,277	47
Pennsylvania REIT	2,301	46
ARMOUR Residential REIT Inc.	10,949	46
Hersha Hospitality Trust Class A	6,809	46
Altisource Residential Corp.	1,881	46
Old National Bancorp	3,525	46
Sabra Health Care REIT Inc.	1,601	46
Empire State Realty Trust Inc.	2,759	45
Hudson Pacific Properties Inc.	1,688	45
Selective Insurance Group Inc.	1,882	45
* FNFV Group	3,003	45
Columbia Banking System Inc.	1,722	45
BGC Partners Inc. Class A	5,819	44
Retail Opportunity Investments Corp.	2,768	44
First Midwest Bancorp Inc.	2,568	43
* iStar Financial Inc.	2,902	43
Capstead Mortgage Corp.	3,261	43
Cash America International Inc.	963	43
FelCor Lodging Trust Inc.	4,150	43
* St. Joe Co.	1,973	43
Pinnacle Financial Partners Inc.	1,182	42
STAG Industrial Inc.	1,790	42
Morningstar Inc.	605	42
Argo Group International Holdings Ltd.	788	41
* Blackhawk Network Holdings Inc. Class B	1,492	41
* WisdomTree Investments Inc.	3,461	41
Horace Mann Educators Corp.	1,367	41
Northwest Bancshares Inc.	3,227	41
American Assets Trust Inc.	1,148	40
National Penn Bancshares Inc.	4,011	40
AmTrust Financial Services Inc.	907	40
BBCN Bancorp Inc.	2,713	40
* Enstar Group Ltd.	278	39
Ramco-Gershenson Properties Trust	2,302	39
Brixmor Property Group Inc.	1,647	39
* Encore Capital Group Inc.	877	39
Interactive Brokers Group Inc.	1,631	38
Westamerica Bancorporation	788	38
Franklin Street Properties Corp.	3,123	38

18

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Montpelier Re Holdings Ltd.	1,206	38
* Starwood Waypoint Residential Trust	1,363	38
* Harbinger Group Inc.	2,909	38
Associated Estates Realty Corp.	2,005	37
Sterling Bancorp	2,925	37
NBT Bancorp Inc.	1,534	37
ViewPoint Financial Group Inc.	1,401	37
* Altisource Asset Management Corp.	49	36
CNA Financial Corp.	928	36
Provident Financial Services Inc.	2,098	36
Union Bankshares Corp.	1,476	35
Boston Private Financial Holdings Inc.	2,821	34
* Walter Investment Management Corp.	1,292	34
Astoria Financial Corp.	2,582	34
* BofI Holding Inc.	437	34
Banco Latinoamericano de Comercio Exterior SA	1,042	33
* TFS Financial Corp.	2,307	33
* Ambac Financial Group Inc.	1,350	33
Park National Corp.	416	32
Renasant Corp.	1,110	32
Inland Real Estate Corp.	3,078	32
Summit Hotel Properties Inc.	2,911	32
American Capital Mortgage Investment Corp.	1,548	32
Chemical Financial Corp.	1,076	31
Select Income REIT	1,088	30
Nelnet Inc. Class A	671	30
HFF Inc. Class A	977	29
Ashford Hospitality Trust Inc.	2,482	29
* Greenlight Capital Re Ltd. Class A	836	29
First Financial Bancorp	1,691	28
United Community Banks Inc.	1,626	28
National Bank Holdings Corp. Class A	1,333	27
Investors Real Estate Trust	3,114	27
CyrusOne Inc.	1,004	26
* Credit Acceptance Corp.	208	26
Independent Bank Corp.	692	25
* Essent Group Ltd.	1,205	25
First Commonwealth Financial Corp.	2,864	25
* Third Point Reinsurance Ltd.	1,643	25
* Piper Jaffray Cos.	470	25
* KCG Holdings Inc. Class A	2,091	24
Cohen & Steers Inc.	560	24
* Kite Realty Group Trust	946	24
American National Insurance Co.	213	24
Excel Trust Inc.	1,873	24
Alexander's Inc.	61	24
Gramercy Property Trust Inc.	3,851	24
* Springleaf Holdings Inc.	708	24
WesBanco Inc.	755	23
WSFS Financial Corp.	311	23
Infinity Property & Casualty Corp.	336	23
First Potomac Realty Trust	1,716	23
Apollo Commercial Real Estate Finance Inc.	1,349	23
Banner Corp.	568	22
Northfield Bancorp Inc.	1,701	22
FXCM Inc. Class A	1,513	22
* Nationstar Mortgage Holdings Inc.	625	22
* Eagle Bancorp Inc.	649	22
S&T Bancorp Inc.	869	22
* Green Dot Corp. Class A	1,132	21
OFG Bancorp	1,341	21
Monmouth Real Estate Investment Corp.	1,969	21
CoreSite Realty Corp.	605	21
New York Mortgage Trust Inc.	2,647	21

19

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
First Merchants Corp.	1,021	21
Safety Insurance Group Inc.	376	21
Anworth Mortgage Asset Corp.	3,976	21
* Xoom Corp.	894	20
AMERISAFE Inc.	540	20
Oritani Financial Corp.	1,357	20
Stewart Information Services Corp.	621	20
Cass Information Systems Inc.	426	20
Resource Capital Corp.	3,708	20
* Forestar Group Inc.	999	20
* World Acceptance Corp.	255	20
City Holding Co.	457	20
* Navigators Group Inc.	302	19
Employers Holdings Inc.	905	19
TrustCo Bank Corp. NY	2,753	19
Tompkins Financial Corp.	422	19
Wilshire Bancorp Inc.	1,977	19
RAIT Financial Trust	2,380	19
Physicians Realty Trust	1,300	19
Simmons First National Corp. Class A	482	19
National General Holdings Corp.	1,026	19
Rouse Properties Inc.	1,097	19
United Financial Bancorp Inc.	1,531	19
Hanmi Financial Corp.	922	19
Terreno Realty Corp.	935	19
Southside Bancshares Inc.	547	19
Brookline Bancorp Inc.	2,049	19
Lakeland Financial Corp.	479	19
Silver Bay Realty Trust Corp.	1,113	19
* Investment Technology Group Inc.	1,088	19
Aviv REIT Inc.	633	19
Berkshire Hills Bancorp Inc.	733	18
Chatham Lodging Trust	768	18
* Customers Bancorp Inc.	954	18
Maiden Holdings Ltd.	1,456	18
* American Residential Properties Inc.	932	18
Western Asset Mortgage Capital Corp.	1,163	18
Sandy Spring Bancorp Inc.	728	18
United Fire Group Inc.	599	18
* Cowen Group Inc. Class A	4,281	18
Saul Centers Inc.	350	17
Flushing Financial Corp.	900	17
Universal Insurance Holdings Inc.	1,250	17
Ameris Bancorp	744	17
* Capital Bank Financial Corp.	686	17
* First BanCorp	3,208	17
Cardinal Financial Corp.	932	17
AG Mortgage Investment Trust Inc.	815	16
National Western Life Insurance Co. Class A	64	16
Community Trust Bancorp Inc.	451	16
Apollo Residential Mortgage Inc.	936	16
Arlington Asset Investment Corp. Class A	554	16
State Bank Financial Corp.	932	16
Campus Crest Communities Inc.	1,887	16
Urstadt Biddle Properties Inc. Class A	727	16
Universal Health Realty Income Trust	347	15
ConnectOne Bancorp Inc.	782	15
* Global Cash Access Holdings Inc.	1,938	15
Washington Trust Bancorp Inc.	422	15
* PICO Holdings Inc.	664	15
Dime Community Bancshares Inc.	927	14
* NMI Holdings Inc. Class A	1,463	14
* MoneyGram International Inc.	1,005	14
Ashford Hospitality Prime Inc.	870	14

20

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Getty Realty Corp.	747	14
* First NBC Bank Holding Co.	433	14
Heritage Financial Corp.	843	14
GAMCO Investors Inc.	176	14
Ares Commercial Real Estate Corp.	1,093	14
Independent Bank Group Inc.	271	14
Dynex Capital Inc.	1,564	14
Cedar Realty Trust Inc.	2,115	14
First Interstate BancSystem Inc.	510	14
Rexford Industrial Realty Inc.	910	13
AmREIT Inc.	572	13
1st Source Corp.	441	13
* eHealth Inc.	537	13
BancFirst Corp.	206	13
* Beneficial Mutual Bancorp Inc.	936	13
Agree Realty Corp.	434	13
QTS Realty Trust Inc. Class A	412	12
Hannon Armstrong Sustainable Infrastructure Capital Inc.	853	12
Banc of California Inc.	1,027	12
Stock Yards Bancorp Inc.	407	12
First Busey Corp.	2,117	12
FBL Financial Group Inc. Class A	259	12
Westwood Holdings Group Inc.	203	12
HCI Group Inc.	285	12
* Safeguard Scientifics Inc.	612	12
CoBiz Financial Inc.	1,037	12
Bryn Mawr Bank Corp.	402	12
Waterstone Financial Inc.	1,016	12
* Tejon Ranch Co.	406	11
Lakeland Bancorp Inc.	1,097	11
Central Pacific Financial Corp.	640	11
Towne Bank	767	11
Peoples Financial Services Corp.	219	11
* Ladenburg Thalmann Financial Services Inc.	3,011	11
Diamond Hill Investment Group Inc.	82	11
First Financial Corp.	328	11
OneBeacon Insurance Group Ltd. Class A	661	11
Mercantile Bank Corp.	556	11
* Phoenix Cos. Inc.	170	10
Trico Bancshares	467	10
Heartland Financial USA Inc.	430	10
MainSource Financial Group Inc.	596	10
RE/MAX Holdings Inc.	338	10
* Stonegate Mortgage Corp.	703	10
First Bancorp	574	10
CatchMark Timber Trust Inc. Class A	843	10
* Flagstar Bancorp Inc.	580	10
RCS Capital Corp. Class A	453	10
German American Bancorp Inc.	370	10
Consolidated-Tomoka Land Co.	171	10
Federal Agricultural Mortgage Corp.	302	10
* Yadkin Financial Corp.	529	10
* CareTrust REIT Inc.	568	10
Clifton Bancorp Inc.	782	10
Enterprise Financial Services Corp.	562	10
Financial Institutions Inc.	402	10
Whitestone REIT	633	10
* Metro Bancorp Inc.	412	10
Great Southern Bancorp Inc.	301	10
Southwest Bancorp Inc.	574	9
State Auto Financial Corp.	436	9
* Bancorp Inc.	959	9
Univest Corp. of Pennsylvania	487	9
GFI Group Inc.	2,029	9

21

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	HomeTrust Bancshares Inc.	607	9
	Centerstate Banks Inc.	875	9
	BNC Bancorp	535	9
*	Citizens Inc. Class A	1,270	9
	Meadowbrook Insurance Group Inc.	1,457	9
*	Regional Management Corp.	528	9
	Bank Mutual Corp.	1,358	9
	Park Sterling Corp.	1,307	9
*	NewStar Financial Inc.	767	9
	OmniAmerican Bancorp Inc.	333	9
	Hudson Valley Holding Corp.	481	9
	Bank of Marin Bancorp	171	8
	Gladstone Commercial Corp.	455	8
	Arrow Financial Corp.	311	8
*	Preferred Bank	340	8
	Camden National Corp.	223	8
*	Ladder Capital Corp. Class A	436	8
	Bridge Bancorp Inc.	325	8
	Federated National Holding Co.	327	8
	First Community Bancshares Inc.	493	8
	Independent Bank Corp.	662	8
	First of Long Island Corp.	230	8
	First Defiance Financial Corp.	285	8
*	INTL. FCStone Inc.	410	8
	Stonegate Bank	288	8
	Moelis & Co.	214	8
	United Insurance Holdings Corp.	481	8
	1st United Bancorp Inc.	875	8
	First Connecticut Bancorp Inc.	496	8
	Peoples Bancorp Inc.	314	8
	Talmer Bancorp Inc. Class A	512	8
	Calamos Asset Management Inc. Class A	579	7
	One Liberty Properties Inc.	342	7
	Fidelity & Guaranty Life	327	7
	Manning & Napier Inc.	397	7
	Gain Capital Holdings Inc.	1,166	7
	CorEnergy Infrastructure Trust Inc.	916	7
*	Pacific Premier Bancorp Inc.	486	7
	Charter Financial Corp.	664	7
*	Square 1 Financial Inc. Class A	372	7
	Citizens & Northern Corp.	360	7
	CNB Financial Corp.	419	7
	Pacific Continental Corp.	522	7
	Suffolk Bancorp	337	7
	Oppenheimer Holdings Inc. Class A	289	7
	Baldwin & Lyons Inc.	269	7
	Crawford & Co. Class B	767	7
	HomeStreet Inc.	376	7
*	Walker & Dunlop Inc.	476	7
	BankFinancial Corp.	618	7
*,^	FBR & Co.	233	7
*	Global Indemnity plc	246	7
	United Community Financial Corp.	1,443	7
	OceanFirst Financial Corp.	402	7
	Peapack Gladstone Financial Corp.	351	7
	Bank of Kentucky Financial Corp.	179	7
	Meta Financial Group Inc.	173	7
*	Kearny Financial Corp.	419	7
	Republic Bancorp Inc. Class A	282	6
	Penns Woods Bancorp Inc.	140	6
*	SWS Group Inc.	847	6
	Ames National Corp.	274	6
*	Meridian Bancorp Inc.	595	6
*	Bridge Capital Holdings	281	6

22

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
West Bancorporation Inc.	417	6
* Franklin Financial Corp.	315	6
* TriState Capital Holdings Inc.	652	6
Sierra Bancorp	356	6
* Marcus & Millichap Inc.	201	6
Fox Chase Bancorp Inc.	356	6
Territorial Bancorp Inc.	294	6
* Tree.com Inc.	188	6
Guaranty Bancorp	430	6
Fidelity Southern Corp.	426	6
National Bankshares Inc.	202	6
* PennyMac Financial Services Inc. Class A	372	6
Horizon Bancorp	253	6
* NewBridge Bancorp	734	5
National Interstate Corp.	194	5
Armada Hoffler Properties Inc.	557	5
UMH Properties Inc.	522	5
Kansas City Life Insurance Co.	115	5
First Business Financial Services Inc.	114	5
Capital City Bank Group Inc.	367	5
* CU Bancorp	275	5
American National Bankshares Inc.	230	5
Seacoast Banking Corp. of Florida	485	5
Heritage Commerce Corp.	609	5
Owens Realty Mortgage Inc.	313	5
Merchants Bancshares Inc.	164	5
* Atlas Financial Holdings Inc.	333	5
First Financial Northwest Inc.	443	5
ESB Financial Corp.	375	5
* Opus Bank	149	5
First Bancorp Inc.	279	5
MidWestOne Financial Group Inc.	198	5
* Cascade Bancorp	907	5
Northrim BanCorp Inc.	190	5
MidSouth Bancorp Inc.	241	5
Heritage Oaks Bancorp	638	5
* JGWPT Holdings Inc. Class A	328	4
* Sun Bancorp Inc.	235	4
* AV Homes Inc.	274	4
Enterprise Bancorp Inc.	212	4
EMC Insurance Group Inc.	132	4
* Information Services Group Inc.	944	4
* Republic First Bancorp Inc.	894	4
* Hallmark Financial Services Inc.	416	4
* BBX Capital Corp.	209	4
Nicholas Financial Inc.	301	4
Trade Street Residential Inc.	537	4
* Consumer Portfolio Services Inc.	527	4
Old Line Bancshares Inc.	244	4
Century Bancorp Inc. Class A	100	4
Macatawa Bank Corp.	692	4
Donegal Group Inc. Class A	217	3
Pzena Investment Management Inc. Class A	331	3
Resource America Inc. Class A	354	3
Independence Holding Co.	231	3
NASB Financial Inc.	125	3
* Heritage Insurance Holdings Inc.	200	3
* CommunityOne Bancorp	306	3
* UCP Inc.	200	3
Silvercrest Asset Management Group Inc. Class A	143	2
CIFC Corp.	203	2
ServisFirst Bancshares Inc.	58	2
* Tiptree Financial Inc. Class A	227	2
Palmetto Bancshares Inc.	107	2

23

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Hampton Roads Bankshares Inc.	795	1
* Ezcorp Inc. Class A	82	1
* Higher One Holdings Inc.	56	—
* Tejon Ranch Co. Warrants Exp. 08/31/2016	64	—
		134,288
Health Care (13.0%)
Johnson & Johnson	90,836	9,422
Pfizer Inc.	204,805	6,019
Merck & Co. Inc.	93,830	5,640
* Gilead Sciences Inc.	49,308	5,305
Amgen Inc.	24,306	3,388
AbbVie Inc.	51,053	2,822
UnitedHealth Group Inc.	31,461	2,727
Bristol-Myers Squibb Co.	53,208	2,695
* Biogen Idec Inc.	7,617	2,613
* Celgene Corp.	25,714	2,443
Abbott Laboratories	48,224	2,037
Medtronic Inc.	31,660	2,021
Eli Lilly & Co.	31,589	2,008
* Actavis plc	8,154	1,851
* Express Scripts Holding Co.	24,838	1,836
Allergan Inc.	9,430	1,543
Thermo Fisher Scientific Inc.	12,809	1,540
McKesson Corp.	7,404	1,444
Baxter International Inc.	17,422	1,306
Covidien plc	14,289	1,241
* Alexion Pharmaceuticals Inc.	6,351	1,075
WellPoint Inc.	8,981	1,046
Aetna Inc.	11,476	943
Stryker Corp.	10,794	899
* Regeneron Pharmaceuticals Inc.	2,533	888
Cigna Corp.	8,626	816
Cardinal Health Inc.	10,924	805
* Illumina Inc.	4,123	739
Becton Dickinson and Co.	6,203	727
* HCA Holdings Inc.	10,346	722
* Vertex Pharmaceuticals Inc.	7,584	710
Humana Inc.	4,970	640
Perrigo Co. plc	4,297	639
St. Jude Medical Inc.	9,126	599
* Mylan Inc.	12,000	583
Zoetis Inc.	16,087	570
AmerisourceBergen Corp. Class A	7,252	561
* Cerner Corp.	9,567	552
* Intuitive Surgical Inc.	1,155	543
* Boston Scientific Corp.	42,468	538
Zimmer Holdings Inc.	5,389	535
* DaVita HealthCare Partners Inc.	5,711	426
CR Bard Inc.	2,456	365
* Edwards Lifesciences Corp.	3,404	338
* BioMarin Pharmaceutical Inc.	4,707	335
* Henry Schein Inc.	2,754	330
Universal Health Services Inc. Class B	2,868	328
* Salix Pharmaceuticals Ltd.	2,047	326
* Catamaran Corp.	6,678	315
* Endo International plc	4,917	313
* Jazz Pharmaceuticals plc	1,920	313
* CareFusion Corp.	6,699	308
* Mallinckrodt plc	3,651	298
Quest Diagnostics Inc.	4,672	295
* Laboratory Corp. of America Holdings	2,742	294
* Hospira Inc.	5,404	290
* Varian Medical Systems Inc.	3,364	286
* Incyte Corp.	4,697	255

24

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Cooper Cos. Inc.	1,554	253
* Pharmacyclics Inc.	1,978	246
ResMed Inc.	4,560	242
* InterMune Inc.	3,138	230
* Medivation Inc.	2,432	222
DENTSPLY International Inc.	4,617	220
* Alkermes plc	4,588	205
* IDEXX Laboratories Inc.	1,640	203
Omnicare Inc.	3,183	203
* Community Health Systems Inc.	3,668	199
* Tenet Healthcare Corp.	3,171	194
* Puma Biotechnology Inc.	736	192
* Hologic Inc.	7,618	189
* United Therapeutics Corp.	1,556	183
* QIAGEN NV	7,571	183
* MEDNAX Inc.	3,174	182
* Brookdale Senior Living Inc.	5,198	182
* athenahealth Inc.	1,214	175
* Cubist Pharmaceuticals Inc.	2,465	170
PerkinElmer Inc.	3,664	164
* Isis Pharmaceuticals Inc.	3,849	157
* Covance Inc.	1,843	153
* Sirona Dental Systems Inc.	1,854	151
* Alnylam Pharmaceuticals Inc.	2,136	149
* Centene Corp.	1,869	146
Teleflex Inc.	1,316	144
* Seattle Genetics Inc.	3,262	144
* Align Technology Inc.	2,586	141
* Team Health Holdings Inc.	2,232	131
* Pacira Pharmaceuticals Inc.	1,163	126
* Health Net Inc.	2,601	123
* VCA Inc.	2,902	118
* Intercept Pharmaceuticals Inc.	408	118
Techne Corp.	1,207	115
HealthSouth Corp.	2,862	113
STERIS Corp.	1,951	110
* LifePoint Hospitals Inc.	1,464	110
Patterson Cos. Inc.	2,709	109
* PAREXEL International Corp.	1,875	106
* DexCom Inc.	2,379	105
* Quintiles Transnational Holdings Inc.	1,853	104
* NPS Pharmaceuticals Inc.	3,348	101
West Pharmaceutical Services Inc.	2,319	101
* Envision Healthcare Holdings Inc.	2,681	98
* Alere Inc.	2,700	96
* WellCare Health Plans Inc.	1,444	95
* Charles River Laboratories International Inc.	1,542	91
* Cepheid	2,235	89
* Myriad Genetics Inc.	2,347	85
Hill-Rom Holdings Inc.	1,887	83
* Allscripts Healthcare Solutions Inc.	5,572	82
* Akorn Inc.	2,055	80
* Medidata Solutions Inc.	1,683	78
* Bio-Rad Laboratories Inc. Class A	649	78
* Amsurg Corp.	1,380	74
* Air Methods Corp.	1,255	74
* Acadia Healthcare Co. Inc.	1,432	73
Owens & Minor Inc.	2,030	70
* Bruker Corp.	3,453	69
* HMS Holdings Corp.	2,884	66
Theravance Inc.	2,778	65
* Insulet Corp.	1,720	62
* ACADIA Pharmaceuticals Inc.	2,537	61
Chemed Corp.	575	61

25

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
*	WebMD Health Corp.	1,242	60
*	Nektar Therapeutics	4,197	60
*	Haemonetics Corp.	1,657	59
*	MWI Veterinary Supply Inc.	412	59
*	Prestige Brands Holdings Inc.	1,681	58
*	Exact Sciences Corp.	2,756	57
*	Impax Laboratories Inc.	2,259	56
*,^	OPKO Health Inc.	6,196	55
*	Keryx Biopharmaceuticals Inc.	2,997	55
*	MannKind Corp.	7,292	54
	PDL BioPharma Inc.	5,320	54
*	NuVasive Inc.	1,517	53
*	Medicines Co.	2,071	53
*	Cyberonics Inc.	906	52
*	Ironwood Pharmaceuticals Inc. Class A	3,964	51
*	Wright Medical Group Inc.	1,674	50
*	Magellan Health Inc.	894	50
*	Neogen Corp.	1,182	50
*	Synageva BioPharma Corp.	684	49
*	Celldex Therapeutics Inc.	3,058	49
*	MedAssets Inc.	2,064	47
*	Thoratec Corp.	1,854	46
*	Molina Healthcare Inc.	960	46
*	Dyax Corp.	4,496	46
*	Acorda Therapeutics Inc.	1,387	45
*	HeartWare International Inc.	543	44
*	Neurocrine Biosciences Inc.	2,608	43
	Cantel Medical Corp.	1,133	41
*	Globus Medical Inc.	2,265	41
	Kindred Healthcare Inc.	1,979	41
*	Spectranetics Corp.	1,406	40
*	Integra LifeSciences Holdings Corp.	795	40
*	Novavax Inc.	8,170	38
*	Greatbatch Inc.	823	37
*	Masimo Corp.	1,668	37
	Select Medical Holdings Corp.	2,659	37
	Abaxis Inc.	775	37
*	ExamWorks Group Inc.	1,123	37
*	Portola Pharmaceuticals Inc.	1,300	36
*	Omnicell Inc.	1,282	36
*	ImmunoGen Inc.	2,996	35
*	ABIOMED Inc.	1,354	35
*	Clovis Oncology Inc.	729	35
*	Sangamo BioSciences Inc.	2,399	34
*	AVANIR Pharmaceuticals Inc.	5,482	34
*	BioCryst Pharmaceuticals Inc.	2,487	34
*	Halozyme Therapeutics Inc.	3,465	33
*	Veeva Systems Inc. Class A	1,095	33
*	Ligand Pharmaceuticals Inc.	629	33
*	Achillion Pharmaceuticals Inc.	2,823	33
*	Auxilium Pharmaceuticals Inc.	1,746	32
	Analogic Corp.	442	32
	CONMED Corp.	806	32
*	Depomed Inc.	2,058	32
*	Aegerion Pharmaceuticals Inc.	1,028	31
*	Endologix Inc.	2,268	31
*	Receptos Inc.	599	31
*	ICU Medical Inc.	482	30
*	Lannett Co. Inc.	761	30
*	Premier Inc. Class A	945	30
*	IPC The Hospitalist Co. Inc.	615	30
*	Sarepta Therapeutics Inc.	1,281	29
*	Bluebird Bio Inc.	726	29
*	NxStage Medical Inc.	2,199	29

26

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Cardiovascular Systems Inc.	981	28
* Hanger Inc.	1,212	27
* Emergent Biosolutions Inc.	1,060	26
* Natus Medical Inc.	938	26
* Fluidigm Corp.	942	26
* Anacor Pharmaceuticals Inc.	1,097	26
* Theravance Biopharma Inc.	859	25
* Raptor Pharmaceutical Corp.	2,233	25
Quality Systems Inc.	1,561	24
* BioDelivery Sciences International Inc.	1,514	24
Meridian Bioscience Inc.	1,211	24
* Exelixis Inc.	5,679	24
* Tornier NV	1,051	23
* Arrowhead Research Corp.	1,500	22
* PharMerica Corp.	866	22
* Sagent Pharmaceuticals Inc.	773	21
* BioScrip Inc.	2,485	21
* Horizon Pharma Inc.	2,034	21
* Intrexon Corp.	1,030	21
* PTC Therapeutics Inc.	656	21
* Bio-Reference Laboratories Inc.	713	21
* Luminex Corp.	1,091	21
* TherapeuticsMD Inc.	3,686	20
* AMN Healthcare Services Inc.	1,345	20
* Chimerix Inc.	780	20
Ensign Group Inc.	568	20
* Anika Therapeutics Inc.	473	20
* KYTHERA Biopharmaceuticals Inc.	527	20
Computer Programs & Systems Inc.	322	20
* Merrimack Pharmaceuticals Inc.	2,822	20
* Capital Senior Living Corp.	850	19
* Amedisys Inc.	923	19
* Cambrex Corp.	876	19
* Quidel Corp.	813	19
* Zeltiq Aesthetics Inc.	897	19
* TESARO Inc.	637	19
* Insmed Inc.	1,344	19
* MiMedx Group Inc.	2,653	19
* Orexigen Therapeutics Inc.	3,257	19
* Agios Pharmaceuticals Inc.	401	19
* Cynosure Inc. Class A	822	19
* Inovio Pharmaceuticals Inc.	1,742	18
* Affymetrix Inc.	2,077	18
National Healthcare Corp.	314	18
* Orthofix International NV	530	18
* Accuray Inc.	2,165	18
* Repligen Corp.	918	17
* Healthways Inc.	993	17
* GenMark Diagnostics Inc.	1,587	17
* Prothena Corp. plc	726	17
* Gentiva Health Services Inc.	914	17
* Ophthotech Corp.	410	16
* Infinity Pharmaceuticals Inc.	1,399	16
* Momenta Pharmaceuticals Inc.	1,336	16
* Merit Medical Systems Inc.	1,242	16
* Spectrum Pharmaceuticals Inc.	1,848	15
* NewLink Genetics Corp.	535	15
* Omeros Corp.	989	15
* Sunesis Pharmaceuticals Inc.	1,951	15
* Insys Therapeutics Inc.	411	15
* Genomic Health Inc.	488	14
Atrion Corp.	45	14
Invacare Corp.	935	14
* Array BioPharma Inc.	3,616	14

27

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* AMAG Pharmaceuticals Inc.	630	14
* Providence Service Corp.	310	14
* Organovo Holdings Inc.	1,809	14
* Karyopharm Therapeutics Inc.	390	14
* Repros Therapeutics Inc.	639	14
* Epizyme Inc.	401	14
* CorVel Corp.	332	14
* OraSure Technologies Inc.	1,623	14
* Albany Molecular Research Inc.	679	13
* Accelerate Diagnostics Inc.	659	13
* LDR Holding Corp.	491	13
* Triple-S Management Corp. Class B	692	13
* Acceleron Pharma Inc.	486	13
* Enanta Pharmaceuticals Inc.	305	13
* Hyperion Therapeutics Inc.	491	13
* Relypsa Inc.	500	13
US Physical Therapy Inc.	352	13
* Sequenom Inc.	3,368	12
* Tetraphase Pharmaceuticals Inc.	951	12
* STAAR Surgical Co.	1,070	12
* Vanda Pharmaceuticals Inc.	948	12
* Vascular Solutions Inc.	481	11
* Progenics Pharmaceuticals Inc.	2,001	11
* Supernus Pharmaceuticals Inc.	1,214	11
* Rockwell Medical Inc.	1,145	11
* AtriCure Inc.	703	11
* SciClone Pharmaceuticals Inc.	1,583	11
* Geron Corp.	4,532	11
* Pernix Therapeutics Holdings Inc.	1,216	11
* Lexicon Pharmaceuticals Inc.	6,863	10
* AngioDynamics Inc.	720	10
Landauer Inc.	278	10
* Ultragenyx Pharmaceutical Inc.	189	10
* Symmetry Medical Inc.	1,089	10
* MacroGenics Inc.	470	10
* XOMA Corp.	2,253	10
* CTI BioPharma Corp.	3,793	10
* Surgical Care Affiliates Inc.	326	10
* Foundation Medicine Inc.	413	10
* LHC Group Inc.	373	10
* Universal American Corp.	1,121	10
* Synergy Pharmaceuticals Inc.	2,344	9
* Pacific Biosciences of California Inc.	1,505	9
* Chindex International Inc.	365	9
* RTI Surgical Inc.	1,643	9
* Peregrine Pharmaceuticals Inc.	5,160	9
* Aratana Therapeutics Inc.	722	8
* OncoMed Pharmaceuticals Inc.	406	8
* Arena Pharmaceuticals Inc.	1,993	8
* SurModics Inc.	400	8
* Galena Biopharma Inc.	3,447	8
Phibro Animal Health Corp. Class A	424	8
* Neuralstem Inc.	1,989	8
* XenoPort Inc.	1,586	8
CryoLife Inc.	799	8
* Cerus Corp.	2,112	8
* Unilife Corp.	3,001	8
* ZIOPHARM Oncology Inc.	2,351	8
* Oxford Immunotec Global plc	539	8
* Retrophin Inc.	542	7
* Immunomedics Inc.	2,141	7
* Intra-Cellular Therapies Inc.	495	7
* Osiris Therapeutics Inc.	482	7
* Almost Family Inc.	241	7

28

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Five Prime Therapeutics Inc.	575	7
* Cellular Dynamics International Inc.	582	7
POZEN Inc.	788	7
* Exactech Inc.	273	7
* Akebia Therapeutics Inc.	285	6
* RadNet Inc.	946	6
* Cross Country Healthcare Inc.	790	6
* Cempra Inc.	576	6
* Durata Therapeutics Inc.	381	6
* Northwest Biotherapeutics Inc.	1,028	6
* Enzo Biochem Inc.	991	6
* ANI Pharmaceuticals Inc.	199	6
* Five Star Quality Care Inc.	1,255	6
* IGI Laboratories Inc.	831	6
* Threshold Pharmaceuticals Inc.	1,372	6
* Agenus Inc.	1,798	6
* BioTelemetry Inc.	764	6
* Versartis Inc.	237	5
* Ampio Pharmaceuticals Inc.	1,159	5
* CytRx Corp.	1,614	5
* Auspex Pharmaceuticals Inc.	231	5
* Heron Therapeutics Inc.	562	5
* Idera Pharmaceuticals Inc.	1,744	5
Utah Medical Products Inc.	96	5
* Ohr Pharmaceutical Inc.	608	5
* Merge Healthcare Inc.	1,901	5
* Castlight Health Inc. Class B	414	5
* Bio-Path Holdings Inc.	2,125	5
* AcelRx Pharmaceuticals Inc.	682	5
* Oncothyreon Inc.	2,047	5
* Derma Sciences Inc.	554	5
* OvaScience Inc.	345	5
* Pain Therapeutics Inc.	1,104	5
* Revance Therapeutics Inc.	197	5
* Xencor Inc.	427	5
* NanoViricides Inc.	1,159	5
* TG Therapeutics Inc.	522	4
* Corcept Therapeutics Inc.	1,556	4
* Mirati Therapeutics Inc.	208	4
* Skilled Healthcare Group Inc.	566	4
* Alliance HealthCare Services Inc.	146	4
* Alimera Sciences Inc.	630	4
* Alder Biopharmaceuticals Inc.	232	4
* NeoStem Inc.	684	4
* National Research Corp. Class A	264	4
* Aerie Pharmaceuticals Inc.	224	4
* K2M Group Holdings Inc.	255	4
* Vital Therapies Inc.	150	4
* Addus HomeCare Corp.	158	3
* BioTime Inc.	1,066	3
* BioSpecifics Technologies Corp.	105	3
* TransEnterix Inc.	830	3
* NanoString Technologies Inc.	291	3
* TriVascular Technologies Inc.	215	3
* Inogen Inc.	149	3
* Sucampo Pharmaceuticals Inc. Class A	399	3
* Applied Genetic Technologies Corp.	141	2
* Actinium Pharmaceuticals Inc.	349	2
* Esperion Therapeutics Inc.	118	2
* Veracyte Inc.	146	2
* Flexion Therapeutics Inc.	132	2
* ARIAD Pharmaceuticals Inc.	288	2
* Cara Therapeutics Inc.	158	2
* Adamas Pharmaceuticals Inc.	85	2

29

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Regulus Therapeutics Inc.	230	2
* Eleven Biotherapeutics Inc.	133	1
* Genocea Biosciences Inc.	113	1
* Dicerna Pharmaceuticals Inc.	103	1
* Achaogen Inc.	127	1
* Volcano Corp.	76	1
* Egalet Corp.	97	1
* National Research Corp. Class B	23	1
* Verastem Inc.	85	1
* Dynavax Technologies Corp.	439	1
* VIVUS Inc.	145	1
* Antares Pharma Inc.	203	—
* Endocyte Inc.	64	—
* Rigel Pharmaceuticals Inc.	149	—
* Synta Pharmaceuticals Corp.	95	—
* Dendreon Corp.	267	—
* Navidea Biopharmaceuticals Inc.	249	—
* Stemline Therapeutics Inc.	29	—
* Zogenix Inc.	201	—
* Tandem Diabetes Care Inc.	18	—
* Cytokinetics Inc.	54	—
* Accretive Health Inc.	24	—
* ChemoCentryx Inc.	37	—
* Kindred Biosciences Inc.	14	—
* Galectin Therapeutics Inc.	24	—
* Cytori Therapeutics Inc.	103	—
* Regado Biosciences Inc.	27	—
		93,882
Materials & Processing (4.4%)
Dow Chemical Co.	38,660	2,070
EI du Pont de Nemours & Co.	29,487	1,949
Monsanto Co.	16,830	1,946
LyondellBasell Industries NV Class A	14,158	1,619
Praxair Inc.	9,406	1,237
Freeport-McMoRan Inc.	33,351	1,213
Precision Castparts Corp.	4,648	1,134
Ecolab Inc.	8,559	983
PPG Industries Inc.	4,440	914
Air Products & Chemicals Inc.	6,816	908
International Paper Co.	13,909	674
Alcoa Inc.	37,639	625
Sherwin-Williams Co.	2,765	603
Nucor Corp.	10,226	555
Ingersoll-Rand plc	8,682	523
Mosaic Co.	10,744	513
Newmont Mining Corp.	16,013	434
Fastenal Co.	9,532	432
CF Industries Holdings Inc.	1,674	431
Eastman Chemical Co.	4,832	398
Sigma-Aldrich Corp.	3,823	398
Celanese Corp. Class A	5,036	315
Ball Corp.	4,510	289
FMC Corp.	4,308	285
Masco Corp.	11,559	271
Ashland Inc.	2,525	271
Vulcan Materials Co.	4,238	269
International Flavors & Fragrances Inc.	2,635	268
Airgas Inc.	2,408	266
Martin Marietta Materials Inc.	2,004	262
Sealed Air Corp.	7,007	253
* WR Grace & Co.	2,478	245
MeadWestvaco Corp.	5,459	235
Rock-Tenn Co. Class A	4,582	225
Valspar Corp.	2,709	219

30

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Crown Holdings Inc.	4,468	216
Packaging Corp. of America	3,142	214
RPM International Inc.	4,273	201
Rockwood Holdings Inc.	2,306	187
United States Steel Corp.	4,619	179
Reliance Steel & Aluminum Co.	2,496	175
Acuity Brands Inc.	1,408	174
Huntsman Corp.	6,422	173
Eagle Materials Inc.	1,636	167
* Owens-Illinois Inc.	5,362	165
Steel Dynamics Inc.	7,075	164
Albemarle Corp.	2,569	163
Royal Gold Inc.	2,041	159
Southern Copper Corp.	4,770	156
Allegheny Technologies Inc.	3,454	146
Owens Corning	3,826	138
AptarGroup Inc.	2,142	137
Lennox International Inc.	1,613	135
Bemis Co. Inc.	3,313	135
Sonoco Products Co.	3,262	134
* Graphic Packaging Holding Co.	10,483	134
Westlake Chemical Corp.	1,328	129
* Hexcel Corp.	3,093	127
US Silica Holdings Inc.	1,759	126
Valmont Industries Inc.	864	122
PolyOne Corp.	3,062	120
NewMarket Corp.	292	119
Timken Co.	2,614	118
Cytec Industries Inc.	1,124	116
Cabot Corp.	2,083	114
Belden Inc.	1,371	100
Compass Minerals International Inc.	1,109	99
Carpenter Technology Corp.	1,756	96
Axiall Corp.	2,185	91
Sensient Technologies Corp.	1,573	88
* KapStone Paper and Packaging Corp.	2,787	86
Scotts Miracle-Gro Co. Class A	1,471	85
* USG Corp.	2,920	85
* Armstrong World Industries Inc.	1,433	83
* MRC Global Inc.	3,172	79
Domtar Corp.	2,097	78
* Chemtura Corp.	3,128	77
HB Fuller Co.	1,600	75
Watsco Inc.	804	74
* Platform Specialty Products Corp.	2,706	74
Silgan Holdings Inc.	1,416	71
Minerals Technologies Inc.	1,124	70
Olin Corp.	2,572	70
* Stillwater Mining Co.	3,763	70
* Rexnord Corp.	2,391	70
* Tahoe Resources Inc.	2,711	69
Worthington Industries Inc.	1,698	69
* Berry Plastics Group Inc.	2,846	69
* Polypore International Inc.	1,504	67
Commercial Metals Co.	3,755	65
* Louisiana-Pacific Corp.	4,507	64
TimkenSteel Corp.	1,321	63
Tronox Ltd. Class A	2,006	61
* Masonite International Corp.	971	56
Mueller Industries Inc.	1,853	54
* AK Steel Holding Corp.	4,631	51
Balchem Corp.	983	51
Greif Inc. Class A	1,038	50
Mueller Water Products Inc. Class A	5,304	49

31

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Clearwater Paper Corp.	700	48
RBC Bearings Inc.	772	48
* Beacon Roofing Supply Inc.	1,638	47
* Rayonier Advanced Materials Inc.	1,403	47
Globe Specialty Metals Inc.	2,196	45
Schweitzer-Mauduit International Inc.	1,049	45
Kaiser Aluminum Corp.	555	45
Simpson Manufacturing Co. Inc.	1,377	45
* Century Aluminum Co.	1,771	44
Innophos Holdings Inc.	741	43
* Boise Cascade Co.	1,349	41
A Schulman Inc.	1,009	39
Hecla Mining Co.	11,561	38
* Trex Co. Inc.	1,004	38
PH Glatfelter Co.	1,501	37
Apogee Enterprises Inc.	1,014	37
Quaker Chemical Corp.	465	36
* Horsehead Holding Corp.	1,773	36
Innospec Inc.	835	35
* Resolute Forest Products Inc.	2,043	35
Interface Inc. Class A	2,055	35
* Calgon Carbon Corp.	1,582	34
Universal Forest Products Inc.	707	33
Stepan Co.	673	32
Neenah Paper Inc.	585	32
* Cabot Microelectronics Corp.	714	31
* Intrepid Potash Inc.	1,982	30
* Ferro Corp.	2,118	29
* Headwaters Inc.	2,133	28
* RTI International Metals Inc.	916	27
OM Group Inc.	935	25
AAON Inc.	1,210	23
Koppers Holdings Inc.	607	23
* LSB Industries Inc.	557	22
Deltic Timber Corp.	331	22
* Nortek Inc.	263	22
Schnitzer Steel Industries Inc.	761	21
* Taminco Corp.	843	20
* Kraton Performance Polymers Inc.	964	20
Materion Corp.	598	20
Quanex Building Products Corp.	1,079	19
* NCI Building Systems Inc.	912	18
Haynes International Inc.	360	18
* PGT Inc.	1,694	18
Comfort Systems USA Inc.	1,085	16
Myers Industries Inc.	826	16
LB Foster Co. Class A	296	16
Aceto Corp.	797	15
Griffon Corp.	1,193	15
Tredegar Corp.	714	15
* Rentech Inc.	6,604	15
NN Inc.	500	15
* Gibraltar Industries Inc.	896	14
Wausau Paper Corp.	1,448	13
* Unifi Inc.	435	12
Insteel Industries Inc.	526	12
* OMNOVA Solutions Inc.	1,374	12
* Veritiv Corp.	240	11
* US Concrete Inc.	413	10
Zep Inc.	659	10
* Northwest Pipe Co.	275	10
Hawkins Inc.	274	10
* Senomyx Inc.	1,231	10
* Stock Building Supply Holdings Inc.	586	10

32

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Landec Corp.	757	10
Global Brass & Copper Holdings Inc.	631	10
Kronos Worldwide Inc.	607	10
* Builders FirstSource Inc.	1,306	9
FutureFuel Corp.	634	9
* Patrick Industries Inc.	195	8
Dynamic Materials Corp.	399	8
Chase Corp.	188	7
* Universal Stainless & Alloy Products Inc.	201	6
Olympic Steel Inc.	265	6
* Continental Building Products Inc.	390	6
* AEP Industries Inc.	128	5
Ampco-Pittsburgh Corp.	249	5
LSI Industries Inc.	632	4
Culp Inc.	237	4
Oil-Dri Corp. of America	141	4
* Handy & Harman Ltd.	160	4
* Dixie Group Inc.	434	4
KMG Chemicals Inc.	238	4
Cliffs Natural Resources Inc.	252	4
* UFP Technologies Inc.	162	4
United States Lime & Minerals Inc.	57	4
* Installed Building Products Inc.	249	3
* Shiloh Industries Inc.	178	3
Noranda Aluminum Holding Corp.	499	2
NL Industries Inc.	197	2
Omega Flex Inc.	91	2
* Coeur Mining Inc.	171	1
* Allied Nevada Gold Corp.	178	1
American Vanguard Corp.	47	1
* Molycorp Inc.	302	1
* Ply Gem Holdings Inc.	38	—
Gold Resource Corp.	62	—
* Marrone Bio Innovations Inc.	21	—
		32,073
Other (0.0%)
* Synchrony Financial	1,660	43
* Catalent Inc.	463	10
* Leap Wireless International Inc CVR	1,738	4
* TerraForm Power Inc. Class A	100	3
* Furiex Pharmaceuticals Inc. CVR	213	2
* Otonomy Inc.	63	1
* HealthEquity Inc.	56	1
* El Pollo Loco Holdings Inc.	23	1
* Sage Therapeutics Inc.	21	1
* Avalanche Biotechnologies Inc.	19	1
* Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	2,322	—
* Ocular Therapeutix Inc.	10	—
* Cubist Pharmaceuticals, Inc. CVR	1,151	—
* Omthera Pharmaceuticals Inc. CVR	152	—
		67
Producer Durables (11.3%)
General Electric Co.	321,966	8,365
United Technologies Corp.	29,435	3,178
Union Pacific Corp.	29,084	3,062
3M Co.	21,008	3,025
Boeing Co.	23,414	2,969
Honeywell International Inc.	25,144	2,394
United Parcel Service Inc. Class B	22,728	2,212
Caterpillar Inc.	20,043	2,186
Accenture plc Class A	20,311	1,646

33

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Lockheed Martin Corp.	8,701	1,514
Danaher Corp.	19,508	1,495
Emerson Electric Co.	22,531	1,442
FedEx Corp.	9,489	1,403
Automatic Data Processing Inc.	15,480	1,292
General Dynamics Corp.	9,819	1,210
Delta Air Lines Inc.	27,225	1,078
Eaton Corp. plc	15,307	1,069
Norfolk Southern Corp.	9,942	1,064
CSX Corp.	32,248	997
Deere & Co.	11,681	982
Raytheon Co.	10,045	968
Illinois Tool Works Inc.	10,966	967
American Airlines Group Inc.	23,124	900
Northrop Grumman Corp.	6,876	875
Cummins Inc.	5,905	857
PACCAR Inc.	11,389	715
Southwest Airlines Co.	22,214	711
Waste Management Inc.	14,942	702
Tyco International Ltd.	14,811	661
Agilent Technologies Inc.	10,706	612
* United Continental Holdings Inc.	11,993	571
Parker-Hannifin Corp.	4,782	552
Rockwell Automation Inc.	4,446	518
Xerox Corp.	37,480	518
Roper Industries Inc.	3,205	483
Dover Corp.	5,346	470
WW Grainger Inc.	1,872	461
Stanley Black & Decker Inc.	5,011	459
Paychex Inc.	10,452	435
Pentair plc	6,216	423
AMETEK Inc.	7,882	417
Kansas City Southern	3,548	409
Fluor Corp.	5,120	378
* United Rentals Inc.	3,133	369
* Verisk Analytics Inc. Class A	5,365	344
Textron Inc.	8,995	342
Republic Services Inc. Class A	8,563	337
Rockwell Collins Inc.	4,369	336
Flowserve Corp.	4,428	336
CH Robinson Worldwide Inc.	4,789	327
* Stericycle Inc.	2,733	325
TransDigm Group Inc.	1,710	321
* IHS Inc. Class A	2,198	313
L-3 Communications Holdings Inc.	2,786	306
Pall Corp.	3,551	300
* B/E Aerospace Inc.	3,406	289
* Waters Corp.	2,744	284
* Trimble Navigation Ltd.	8,440	281
Expeditors International of Washington Inc.	6,397	264
Wabtec Corp.	3,126	261
* Quanta Services Inc.	6,931	252
* Mettler-Toledo International Inc.	929	251
Trinity Industries Inc.	5,036	244
* Jacobs Engineering Group Inc.	4,301	232
Snap-on Inc.	1,848	231
Hubbell Inc. Class B	1,884	228
Towers Watson & Co. Class A	2,075	227
JB Hunt Transport Services Inc.	2,993	226
Robert Half International Inc.	4,474	225
Xylem Inc.	5,979	223
* Kirby Corp.	1,810	216
Cintas Corp.	3,205	212
ADT Corp.	5,569	205

34

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Joy Global Inc.	3,224	204
Alaska Air Group Inc.	4,388	203
Chicago Bridge & Iron Co. NV	3,145	199
Iron Mountain Inc.	5,508	198
IDEX Corp.	2,564	197
Manpowergroup Inc.	2,526	196
Waste Connections Inc.	3,984	195
* Colfax Corp.	3,032	193
Donaldson Co. Inc.	4,598	192
Lincoln Electric Holdings Inc.	2,548	181
Pitney Bowes Inc.	6,544	177
Carlisle Cos. Inc.	2,074	172
* Spirit Airlines Inc.	2,374	167
* Genesee & Wyoming Inc. Class A	1,687	166
Nordson Corp.	2,039	165
Huntington Ingalls Industries Inc.	1,590	162
Allegion plc	3,138	161
* Middleby Corp.	1,810	156
Ryder System Inc.	1,723	156
FLIR Systems Inc.	4,531	153
Graco Inc.	1,955	150
* CoStar Group Inc.	1,034	150
SPX Corp.	1,421	148
* Spirit AeroSystems Holdings Inc. Class A	3,833	147
Avery Dennison Corp.	3,043	146
AGCO Corp.	2,974	145
ITT Corp.	3,004	144
MSC Industrial Direct Co. Inc. Class A	1,520	137
* Old Dominion Freight Line Inc.	2,028	135
URS Corp.	2,224	135
Oshkosh Corp.	2,706	134
Terex Corp.	3,579	134
Allison Transmission Holdings Inc.	4,303	132
Alliant Techsystems Inc.	1,034	130
Copa Holdings SA Class A	1,051	129
* Zebra Technologies Corp.	1,641	128
Manitowoc Co. Inc.	4,311	127
Air Lease Corp. Class A	3,284	124
* Copart Inc.	3,610	124
* AECOM Technology Corp.	3,193	121
* WESCO International Inc.	1,437	121
* Esterline Technologies Corp.	1,021	120
* Clean Harbors Inc.	1,975	120
* Teledyne Technologies Inc.	1,222	119
Triumph Group Inc.	1,693	117
AO Smith Corp.	2,390	117
Kennametal Inc.	2,572	115
HEICO Corp.	2,176	113
RR Donnelley & Sons Co.	6,376	113
Curtiss-Wright Corp.	1,555	112
Woodward Inc.	2,131	111
Crane Co.	1,591	111
Toro Co.	1,797	111
KBR Inc.	4,866	107
Exelis Inc.	6,198	107
National Instruments Corp.	3,189	106
Regal-Beloit Corp.	1,485	106
* Generac Holdings Inc.	2,255	105
Foster Wheeler AG	3,209	105
CLARCOR Inc.	1,651	104
* Darling Ingredients Inc.	5,368	104
Babcock & Wilcox Co.	3,470	101
* Moog Inc. Class A	1,416	100
* JetBlue Airways Corp.	8,151	100

35

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Lexmark International Inc. Class A	1,964	99
Landstar System Inc.	1,453	99
GATX Corp.	1,461	97
Con-way Inc.	1,885	97
EnerSys	1,500	96
Deluxe Corp.	1,593	95
* Genpact Ltd.	5,278	92
* HD Supply Holdings Inc.	3,303	92
EMCOR Group Inc.	2,106	91
MAXIMUS Inc.	2,139	88
Teekay Corp.	1,424	87
Bristow Group Inc.	1,139	83
Tidewater Inc.	1,569	80
Actuant Corp. Class A	2,328	79
Covanta Holding Corp.	3,392	71
Corporate Executive Board Co.	1,076	71
* Navistar International Corp.	1,805	68
Applied Industrial Technologies Inc.	1,354	66
Littelfuse Inc.	715	66
* Electronics For Imaging Inc.	1,488	66
Greenbrier Cos. Inc.	912	65
Convergys Corp.	3,388	65
* Chart Industries Inc.	963	64
Harsco Corp.	2,583	63
Rollins Inc.	2,071	62
Healthcare Services Group Inc.	2,226	61
Barnes Group Inc.	1,737	59
Watts Water Technologies Inc. Class A	939	59
* MasTec Inc.	1,936	59
Franklin Electric Co. Inc.	1,542	59
Mobile Mini Inc.	1,492	58
* Swift Transportation Co.	2,737	58
* Advisory Board Co.	1,156	57
Scorpio Tankers Inc.	5,992	57
Herman Miller Inc.	1,918	57
HNI Corp.	1,494	57
* Itron Inc.	1,309	55
* Proto Labs Inc.	729	55
United Stationers Inc.	1,333	54
Tetra Tech Inc.	2,123	54
Allegiant Travel Co. Class A	438	54
Booz Allen Hamilton Holding Corp. Class A	2,419	54
* On Assignment Inc.	1,814	54
* Orbital Sciences Corp.	1,986	53
* XPO Logistics Inc.	1,716	53
* Hub Group Inc. Class A	1,208	53
MSA Safety Inc.	928	51
* EnPro Industries Inc.	756	51
* FTI Consulting Inc.	1,342	50
Knight Transportation Inc.	1,963	50
TAL International Group Inc.	1,122	50
* Korn/Ferry International	1,620	49
ABM Industries Inc.	1,838	49
* WageWorks Inc.	1,154	48
UniFirst Corp.	488	47
* TriMas Corp.	1,491	47
* Huron Consulting Group Inc.	777	47
Forward Air Corp.	1,014	47
* OSI Systems Inc.	671	47
Granite Construction Inc.	1,313	46
* PHH Corp.	1,924	46
Brink's Co.	1,644	45
Steelcase Inc. Class A	2,848	45
* Measurement Specialties Inc.	516	44

36

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

			Market
			Value
		Shares	($000)
	Heartland Express Inc.	1,864	44
*	Rush Enterprises Inc. Class A	1,182	43
	Tennant Co.	620	43
	CIRCOR International Inc.	603	43
	Brady Corp. Class A	1,577	42
	H&E Equipment Services Inc.	1,026	42
	AZZ Inc.	879	41
*	Saia Inc.	840	40
	Matson Inc.	1,472	40
	G&K Services Inc. Class A	695	39
*	Tutor Perini Corp.	1,295	39
*	TrueBlue Inc.	1,419	39
	AAR Corp.	1,385	38
	Kaman Corp.	942	38
	Ship Finance International Ltd.	1,933	38
	Aircastle Ltd.	1,985	38
	Gulfmark Offshore Inc.	937	38
	Primoris Services Corp.	1,275	37
*	Scorpio Bulkers Inc.	4,619	37
	Albany International Corp.	979	37
*	Dycom Industries Inc.	1,177	37
*	GrafTech International Ltd.	4,112	36
*	FARO Technologies Inc.	606	35
*	Wabash National Corp.	2,426	34
*	Astronics Corp.	540	34
	McGrath RentCorp	904	33
	Werner Enterprises Inc.	1,336	33
	MTS Systems Corp.	463	33
	ArcBest Corp.	916	33
*,^	Plug Power Inc.	5,861	33
*	GenCorp Inc.	1,769	33
	Cubic Corp.	725	32
	Sun Hydraulics Corp.	792	32
	GasLog Ltd.	1,244	31
	General Cable Corp.	1,455	31
*	DXP Enterprises Inc.	382	31
*	Taser International Inc.	1,895	30
	Lindsay Corp.	376	29
*	Advanced Energy Industries Inc.	1,491	29
	Raven Industries Inc.	1,073	29
*	Wesco Aircraft Holdings Inc.	1,550	28
	Briggs & Stratton Corp.	1,411	28
	Exponent Inc.	388	28
*	Aegion Corp. Class A	1,144	28
*	Thermon Group Holdings Inc.	1,032	28
	ESCO Technologies Inc.	771	28
	Standex International Corp.	370	28
	Federal Signal Corp.	1,857	27
	US Ecology Inc.	629	27
	Altra Industrial Motion Corp.	783	26
*	ExlService Holdings Inc.	952	26
	Knoll Inc.	1,409	26
*	Ascent Capital Group Inc. Class A	412	26
	Encore Wire Corp.	603	26
*	ACCO Brands Corp.	3,280	25
*	Atlas Air Worldwide Holdings Inc.	757	25
	Astec Industries Inc.	603	25
	John Bean Technologies Corp.	845	25
*	UTi Worldwide Inc.	2,652	24
*	Team Inc.	605	24
*	Navigant Consulting Inc.	1,475	24
*	Sykes Enterprises Inc.	1,147	24
	Hyster-Yale Materials Handling Inc.	310	24
*	Hawaiian Holdings Inc.	1,525	24

37

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Nordic American Tankers Ltd.	2,607	24
* RPX Corp.	1,535	23
* Blount International Inc.	1,437	23
Quad/Graphics Inc.	1,020	23
Titan International Inc.	1,572	23
American Railcar Industries Inc.	276	22
Textainer Group Holdings Ltd.	621	22
Badger Meter Inc.	419	22
Navios Maritime Holdings Inc.	2,296	22
* YRC Worldwide Inc.	914	21
* Echo Global Logistics Inc.	815	21
* Roadrunner Transportation Systems Inc.	825	21
* Modine Manufacturing Co.	1,396	20
* ICF International Inc.	575	19
Insperity Inc.	658	19
* Engility Holdings Inc.	501	18
Resources Connection Inc.	1,131	17
* Aerovironment Inc.	541	17
Gorman-Rupp Co.	549	17
Multi-Color Corp.	357	17
Argan Inc.	409	16
* Monster Worldwide Inc.	2,806	16
Kforce Inc.	791	16
* PHI Inc.	368	16
* TeleTech Holdings Inc.	584	16
Kimball International Inc. Class B	947	15
Park-Ohio Holdings Corp.	252	15
Powell Industries Inc.	275	15
* Republic Airways Holdings Inc.	1,420	14
* MYR Group Inc.	613	14
Columbus McKinnon Corp.	570	14
* Quality Distribution Inc.	1,007	14
DHT Holdings Inc.	2,010	14
* Lydall Inc.	497	14
* Advanced Emissions Solutions Inc.	627	14
SkyWest Inc.	1,518	14
Marten Transport Ltd.	684	14
* Great Lakes Dredge & Dock Corp.	1,735	13
Forrester Research Inc.	339	13
Kelly Services Inc. Class A	786	13
Kadant Inc.	326	13
Douglas Dynamics Inc.	648	13
* Air Transport Services Group Inc.	1,514	12
Celadon Group Inc.	585	12
* TriNet Group Inc.	454	12
Barrett Business Services Inc.	205	12
Heidrick & Struggles International Inc.	526	11
Ennis Inc.	764	11
* InnerWorkings Inc.	1,269	11
Knightsbridge Tankers Ltd.	887	11
* GP Strategies Corp.	428	11
* ExOne Co.	368	11
* Power Solutions International Inc.	157	11
FreightCar America Inc.	350	10
Alamo Group Inc.	206	10
* Mistras Group Inc.	463	10
* Furmanite Corp.	1,091	10
Safe Bulkers Inc.	1,125	10
* SP Plus Corp.	451	10
* CAI International Inc.	501	10
* Kratos Defense & Security Solutions Inc.	1,282	10
* Ducommun Inc.	308	10
* Dice Holdings Inc.	1,117	9
* CBIZ Inc.	1,041	9

38

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Graham Corp.	292	9
* Maxwell Technologies Inc.	853	9
Baltic Trading Ltd.	1,426	8
Global Power Equipment Group Inc.	496	8
Electro Rent Corp.	549	8
Navios Maritime Acquisition Corp.	2,384	8
* Orion Marine Group Inc.	795	8
* CRA International Inc.	298	8
Twin Disc Inc.	244	8
Teekay Tankers Ltd. Class A	1,818	8
VSE Corp.	121	7
NACCO Industries Inc. Class A	137	7
* CHC Group Ltd.	1,021	7
Ceco Environmental Corp.	493	7
Ardmore Shipping Corp.	524	7
Houston Wire & Cable Co.	523	7
* Paylocity Holding Corp.	293	7
* Performant Financial Corp.	691	7
* Patriot Transportation Holding Inc.	191	7
* Control4 Corp.	439	7
CDI Corp.	412	6
Hurco Cos. Inc.	188	6
Miller Industries Inc.	328	6
* Energy Recovery Inc.	1,297	6
* Commercial Vehicle Group Inc.	698	6
Mesa Laboratories Inc.	78	6
* Vishay Precision Group Inc.	361	6
* Manitex International Inc.	402	5
* Accuride Corp.	1,172	5
* PRGX Global Inc.	845	5
Spartan Motors Inc.	997	5
* Casella Waste Systems Inc. Class A	1,129	5
* AM Castle & Co.	511	5
Marlin Business Services Corp.	242	5
* Xerium Technologies Inc.	318	5
Hackett Group Inc.	758	5
* LMI Aerospace Inc.	303	5
* CUI Global Inc.	596	4
Preformed Line Products Co.	76	4
* Vicor Corp.	517	4
* Dorian LPG Ltd.	212	4
* Sterling Construction Co. Inc.	485	4
* Heritage-Crystal Clean Inc.	258	4
Universal Truckload Services Inc.	156	4
* PAM Transportation Services Inc.	94	3
* Frontline Ltd.	1,678	3
* USA Truck Inc.	181	3
* Global Sources Ltd.	470	3
International Shipholding Corp.	164	3
* Vertex Energy Inc.	341	3
* Hill International Inc.	699	3
* General Finance Corp.	320	3
SIFCO Industries Inc.	74	2
* ARC Group Worldwide Inc.	90	2
* Ultrapetrol Bahamas Ltd.	515	2
* Quest Resource Holding Corp.	372	1
* Liquidity Services Inc.	94	1
* Erickson Inc.	88	1
* Corporate Resource Services Inc.	504	1
* ServiceSource International Inc.	121	—
* Layne Christensen Co.	29	—
* Titan Machinery Inc.	24	—
		81,285

39

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Technology (16.1%)
Apple Inc.	193,598	19,844
Microsoft Corp.	265,221	12,049
International Business Machines Corp.	30,373	5,841
Intel Corp.	159,832	5,581
* Google Inc. Class A	9,013	5,249
* Google Inc. Class C	9,119	5,212
* Facebook Inc. Class A	63,397	4,743
Oracle Corp.	105,458	4,380
QUALCOMM Inc.	54,194	4,124
Cisco Systems Inc.	164,477	4,110
Hewlett-Packard Co.	60,848	2,312
EMC Corp.	65,734	1,941
Texas Instruments Inc.	34,656	1,670
* Yahoo! Inc.	32,326	1,245
* salesforce.com inc	19,715	1,165
* Adobe Systems Inc.	15,981	1,149
* Micron Technology Inc.	34,368	1,120
Applied Materials Inc.	39,088	903
* Cognizant Technology Solutions Corp. Class A	19,536	893
Corning Inc.	42,012	876
* Twitter Inc.	15,385	765
Intuit Inc.	9,115	758
* LinkedIn Corp. Class A	3,349	756
Western Digital Corp.	7,148	736
SanDisk Corp.	7,263	712
Broadcom Corp. Class A	17,175	676
Avago Technologies Ltd. Class A	8,022	659
Symantec Corp.	22,209	539
Amphenol Corp. Class A	5,045	520
Analog Devices Inc.	10,087	516
* SBA Communications Corp. Class A	4,137	456
NetApp Inc.	10,638	449
Motorola Solutions Inc.	7,210	428
KLA-Tencor Corp.	5,333	408
* Autodesk Inc.	7,317	393
* Electronic Arts Inc.	10,121	383
Activision Blizzard Inc.	15,949	375
Lam Research Corp.	5,220	375
* Red Hat Inc.	6,095	371
* Citrix Systems Inc.	5,277	371
Xilinx Inc.	8,638	365
Altera Corp.	10,094	357
Juniper Networks Inc.	15,256	354
* Equinix Inc.	1,619	353
NVIDIA Corp.	17,982	350
* Akamai Technologies Inc.	5,736	347
Skyworks Solutions Inc.	6,112	346
Linear Technology Corp.	7,624	344
Microchip Technology Inc.	6,470	316
* F5 Networks Inc.	2,448	304
CA Inc.	10,344	292
* ServiceNow Inc.	4,667	285
Maxim Integrated Products Inc.	9,147	283
Computer Sciences Corp.	4,688	280
* VMware Inc. Class A	2,832	279
* Workday Inc. Class A	3,034	276
Harris Corp.	3,463	247
* ANSYS Inc.	2,957	240
Amdocs Ltd.	5,087	240
* Teradata Corp.	5,054	231
* Gartner Inc.	2,940	219
* VeriSign Inc.	3,830	219
* Splunk Inc.	3,775	204

40

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Synopsys Inc.	4,966	203
* Arrow Electronics Inc.	3,190	199
Avnet Inc.	4,420	197
* Stratasys Ltd.	1,600	192
* SunEdison Inc.	8,643	190
* 3D Systems Corp.	3,522	188
* NCR Corp.	5,359	183
Marvell Technology Group Ltd.	12,929	180
* Cree Inc.	3,871	176
IAC/InterActiveCorp	2,383	166
* Cadence Design Systems Inc.	9,315	164
* MICROS Systems Inc.	2,394	163
* Concur Technologies Inc.	1,550	156
Brocade Communications Systems Inc.	14,232	150
* PTC Inc.	3,818	148
* Ingram Micro Inc.	5,072	146
* Nuance Communications Inc.	8,319	142
* Palo Alto Networks Inc.	1,653	141
Jabil Circuit Inc.	6,509	140
* Yelp Inc. Class A	1,648	136
* ON Semiconductor Corp.	13,867	135
Solera Holdings Inc.	2,209	135
* Ultimate Software Group Inc.	900	132
Teradyne Inc.	6,198	128
* Rackspace Hosting Inc.	3,682	127
* ARRIS Group Inc.	4,089	125
* Aspen Technology Inc.	3,013	124
* VeriFone Systems Inc.	3,515	123
* Informatica Corp.	3,523	120
* Cognex Corp.	2,827	119
* NetSuite Inc.	1,350	118
* Atmel Corp.	13,242	117
* RF Micro Devices Inc.	9,324	116
* Fortinet Inc.	4,460	115
FEI Co.	1,362	114
* TriQuint Semiconductor Inc.	5,454	113
* AOL Inc.	2,563	111
* Groupon Inc. Class A	15,823	108
* TIBCO Software Inc.	5,101	106
* Guidewire Software Inc.	2,247	102
* SS&C Technologies Holdings Inc.	2,242	101
* Verint Systems Inc.	1,962	98
* Cavium Inc.	1,733	97
* Riverbed Technology Inc.	5,105	96
* Synaptics Inc.	1,145	94
* Tyler Technologies Inc.	1,054	94
DST Systems Inc.	1,003	93
CDW Corp.	2,707	89
* Knowles Corp.	2,708	89
* FireEye Inc.	2,862	89
* International Rectifier Corp.	2,260	89
* SolarWinds Inc.	2,056	88
* JDS Uniphase Corp.	7,307	84
* CommVault Systems Inc.	1,476	81
* Tech Data Corp.	1,196	81
Leidos Holdings Inc.	2,136	80
* Advanced Micro Devices Inc.	19,273	80
* Qlik Technologies Inc.	2,808	79
* Microsemi Corp.	2,952	79
* ViaSat Inc.	1,377	78
* Tableau Software Inc. Class A	1,191	78
Diebold Inc.	2,025	77
Anixter International Inc.	859	77
* Dealertrack Technologies Inc.	1,705	76

41

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Dolby Laboratories Inc. Class A	1,595	74
* ACI Worldwide Inc.	3,795	74
* Aruba Networks Inc.	3,451	74
* Take-Two Interactive Software Inc.	3,125	73
* DigitalGlobe Inc.	2,402	73
* Fairchild Semiconductor International Inc. Class A	4,117	72
* Trulia Inc.	1,165	72
* IPG Photonics Corp.	1,042	72
* Manhattan Associates Inc.	2,477	72
* Rovi Corp.	3,092	72
* EchoStar Corp. Class A	1,417	71
* Freescale Semiconductor Ltd.	3,339	70
* Integrated Device Technology Inc.	4,257	70
* Zynga Inc. Class A	23,467	68
Vishay Intertechnology Inc.	4,240	68
* Ciena Corp.	3,263	68
Mentor Graphics Corp.	3,077	67
* IMS Health Holdings Inc.	2,391	67
* SYNNEX Corp.	953	66
Plantronics Inc.	1,392	66
Compuware Corp.	6,865	64
Science Applications International Corp.	1,367	63
* Sanmina Corp.	2,675	63
* Silicon Laboratories Inc.	1,384	63
* Cornerstone OnDemand Inc.	1,674	63
Intersil Corp. Class A	4,146	62
* Finisar Corp.	3,029	62
Monolithic Power Systems Inc.	1,273	61
* InvenSense Inc.	2,349	61
InterDigital Inc.	1,338	59
* Polycom Inc.	4,450	59
MKS Instruments Inc.	1,736	59
Blackbaud Inc.	1,503	58
* Semtech Corp.	2,235	58
Cypress Semiconductor Corp.	5,170	57
Power Integrations Inc.	953	57
* Entegris Inc.	4,589	56
* NetScout Systems Inc.	1,192	55
* CACI International Inc. Class A	759	55
* Synchronoss Technologies Inc.	1,199	53
* CommScope Holding Co. Inc.	2,053	53
* NeuStar Inc. Class A	1,790	53
Tessera Technologies Inc.	1,775	53
* Sapient Corp.	3,612	52
* Coherent Inc.	812	52
* Envestnet Inc.	1,117	51
* Demandware Inc.	966	51
* Cirrus Logic Inc.	2,102	51
* OmniVision Technologies Inc.	1,839	50
* Proofpoint Inc.	1,247	50
* Plexus Corp.	1,145	47
* Universal Display Corp.	1,352	47
* Rambus Inc.	3,765	47
* Spansion Inc. Class A	2,090	47
* Syntel Inc.	520	46
* Veeco Instruments Inc.	1,311	46
* Acxiom Corp.	2,482	46
* Ubiquiti Networks Inc.	1,014	46
* Benchmark Electronics Inc.	1,837	45
* EPAM Systems Inc.	1,181	44
* PMC-Sierra Inc.	5,986	44
* iGATE Corp.	1,165	44
Methode Electronics Inc.	1,259	42
* MicroStrategy Inc. Class A	305	42

42

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
NIC Inc.	2,246	42
* FleetMatics Group plc	1,274	42
* NETGEAR Inc.	1,250	42
* Unisys Corp.	1,772	42
* Progress Software Corp.	1,778	41
ADTRAN Inc.	1,737	40
* comScore Inc.	1,045	40
* Cray Inc.	1,372	39
Monotype Imaging Holdings Inc.	1,316	39
* Infinera Corp.	3,622	38
* Rogers Corp.	629	38
* ScanSource Inc.	979	38
* Bottomline Technologies de Inc.	1,316	37
* Ellie Mae Inc.	989	35
* Loral Space & Communications Inc.	461	35
* iRobot Corp.	1,007	33
* Diodes Inc.	1,276	32
* Bankrate Inc.	2,303	32
* LogMeIn Inc.	752	32
Acacia Research Corp.	1,786	32
* Insight Enterprises Inc.	1,208	32
* Lattice Semiconductor Corp.	4,200	32
* Ambarella Inc.	852	29
* Web.com Group Inc.	1,530	29
* Virtusa Corp.	844	29
* Super Micro Computer Inc.	1,155	28
CSG Systems International Inc.	993	28
* Sonus Networks Inc.	7,264	27
* Amkor Technology Inc.	2,587	27
* Ruckus Wireless Inc.	1,916	27
* SPS Commerce Inc.	472	26
* RealPage Inc.	1,632	26
* ICG Group Inc.	1,469	26
* Interactive Intelligence Group Inc.	582	25
* Applied Micro Circuits Corp.	2,851	24
Sabre Corp.	1,307	24
* Imperva Inc.	811	24
* QLogic Corp.	2,605	24
Pegasystems Inc.	1,015	23
Brooks Automation Inc.	1,970	22
* Marketo Inc.	741	22
* Newport Corp.	1,140	22
* Ultratech Inc.	809	21
* II-VI Inc.	1,490	21
* LivePerson Inc.	1,609	21
* PDF Solutions Inc.	1,016	20
ManTech International Corp. Class A	696	20
* Rofin-Sinar Technologies Inc.	825	20
* CalAmp Corp.	1,023	20
* Callidus Software Inc.	1,709	20
* BroadSoft Inc.	810	19
AVX Corp.	1,383	19
* Tangoe Inc.	1,347	19
* Blucora Inc.	1,197	19
* Harmonic Inc.	2,801	18
* Fabrinet	1,131	18
* AVG Technologies NV	1,030	18
* Global Eagle Entertainment Inc.	1,424	18
* PROS Holdings Inc.	694	18
* Inphi Corp.	1,180	18
CTS Corp.	978	17
Park Electrochemical Corp.	607	17
Micrel Inc.	1,362	17
Comtech Telecommunications Corp.	448	17

43

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Kofax Ltd.	2,146	17
* Perficient Inc.	977	17
* RetailMeNot Inc.	891	17
* Checkpoint Systems Inc.	1,199	17
* Qualys Inc.	679	17
* Photronics Inc.	1,828	16
* Comverse Inc.	647	16
* Textura Corp.	551	16
* Ixia	1,632	16
* Digital River Inc.	976	15
* Xcerra Corp.	1,389	15
* Extreme Networks Inc.	2,714	14
* Glu Mobile Inc.	2,774	14
* Endurance International Group Holdings Inc.	1,058	14
Daktronics Inc.	1,067	14
Ebix Inc.	907	14
American Science & Engineering Inc.	239	14
Epiq Systems Inc.	918	13
* Cvent Inc.	530	13
* E2open Inc.	855	13
* Emulex Corp.	2,354	13
Integrated Silicon Solution Inc.	868	13
* ePlus Inc.	214	13
* VASCO Data Security International Inc.	844	12
EarthLink Holdings Corp.	3,010	12
* Calix Inc.	1,170	12
* DTS Inc.	507	12
* SciQuest Inc.	746	12
* TTM Technologies Inc.	1,548	12
* ShoreTel Inc.	1,721	12
* Silicon Image Inc.	2,255	11
* GSI Group Inc.	885	11
* Nanometrics Inc.	674	11
Black Box Corp.	473	11
* RingCentral Inc. Class A	830	11
* Exar Corp.	1,117	11
* FormFactor Inc.	1,575	11
* KEYW Holding Corp.	929	11
* Bazaarvoice Inc.	1,483	11
Oplink Communications Inc.	555	11
* Internap Network Services Corp.	1,564	11
* Mercury Systems Inc.	943	11
* Silver Spring Networks Inc.	1,013	11
* Luxoft Holding Inc. Class A	286	10
* GrubHub Inc.	264	10
* Violin Memory Inc.	2,371	10
* CEVA Inc.	647	10
* NVE Corp.	142	10
* ChannelAdvisor Corp.	598	10
* Silicon Graphics International Corp.	988	10
* Peregrine Semiconductor Corp.	771	10
* Wix.com Ltd.	570	9
* Applied Optoelectronics Inc.	437	9
* Rudolph Technologies Inc.	953	9
* Rally Software Development Corp.	778	9
* ARC Document Solutions Inc.	1,101	9
* Zendesk Inc.	328	9
Cohu Inc.	723	9
* Intralinks Holdings Inc.	1,124	9
* Sparton Corp.	299	9
* Immersion Corp.	814	9
IXYS Corp.	707	8
* Ciber Inc.	2,181	8
* Lionbridge Technologies Inc.	1,697	8

44

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Quantum Corp.	6,202	8
* Kopin Corp.	1,939	8
* Barracuda Networks Inc.	305	8
* Model N Inc.	798	7
* Seachange International Inc.	955	7
* M/A-COM Technology Solutions Holdings Inc.	306	7
* Nimble Storage Inc.	263	7
* Ultra Clean Holdings Inc.	734	7
* Zix Corp.	1,813	7
* Datalink Corp.	560	7
* Q2 Holdings Inc.	466	7
Bel Fuse Inc. Class B	288	7
* A10 Networks Inc.	573	7
* Marin Software Inc.	800	7
* Kemet Corp.	1,313	7
* Pericom Semiconductor Corp.	672	7
* MaxLinear Inc.	708	7
American Software Inc. Class A	701	6
* Cyan Inc.	1,700	6
* Axcelis Technologies Inc.	3,167	6
* Amber Road Inc.	423	6
* Digi International Inc.	757	6
* Dot Hill Systems Corp.	1,734	6
PC Connection Inc.	273	6
* Actuate Corp.	1,384	6
* Unwired Planet Inc.	2,890	6
* Aeroflex Holding Corp.	574	6
* OPOWER Inc.	386	6
* YuMe Inc.	1,122	6
Computer Task Group Inc.	453	6
Reis Inc.	244	6
* KVH Industries Inc.	452	6
* Everyday Health Inc.	376	5
* QuickLogic Corp.	1,594	5
* DSP Group Inc.	577	5
* Agilysys Inc.	415	5
Electro Scientific Industries Inc.	697	5
Tessco Technologies Inc.	160	5
* Tremor Video Inc.	1,706	5
* RealNetworks Inc.	655	5
* GTT Communications Inc.	407	5
Alliance Fiber Optic Products Inc.	336	5
* Intevac Inc.	691	5
* Oclaro Inc.	2,710	5
* Brightcove Inc.	775	5
* Sapiens International Corp. NV	570	5
* Numerex Corp. Class A	408	5
* TrueCar Inc.	226	5
* Vitesse Semiconductor Corp.	1,392	5
* Alpha & Omega Semiconductor Ltd.	504	5
* ModusLink Global Solutions Inc.	1,086	4
* Clearfield Inc.	330	4
Digimarc Corp.	183	4
* TeleCommunication Systems Inc. Class A	1,390	4
* Cinedigm Corp. Class A	2,214	4
* Cascade Microtech Inc.	370	4
* Travelzoo Inc.	232	4
* Carbonite Inc.	350	4
* Limelight Networks Inc.	1,556	4
* Varonis Systems Inc.	154	4
* Telenav Inc.	514	4
QAD Inc. Class A	171	4
* Paycom Software Inc.	188	3
* TechTarget Inc.	337	3

45

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
* Park City Group Inc.	276	3
* Audience Inc.	295	3
* Guidance Software Inc.	293	2
* Rubicon Project Inc.	230	2
* Five9 Inc.	353	2
* Demand Media Inc.	211	2
* Mavenir Systems Inc.	160	2
* Aerohive Networks Inc.	193	2
* Turtle Beach Corp.	203	1
* Procera Networks Inc.	140	1
* Infoblox Inc.	97	1
* VirnetX Holding Corp.	72	1
* Viasystems Group Inc.	81	1
* Rubicon Technology Inc.	97	1
* Rocket Fuel Inc.	30	1
* Jive Software Inc.	70	1
* Gigamon Inc.	44	—
* Entropic Communications Inc.	150	—
* Vocera Communications Inc.	36	—
* Benefitfocus Inc.	9	—
* Millennial Media Inc.	117	—
* ParkerVision Inc.	159	—
* Multi-Fineline Electronix Inc.	16	—
* Borderfree Inc.	9	—
* Vringo Inc.	123	—
* Rightside Group Ltd.	10	—
* Revolution Lighting Technologies Inc.	53	—
* Covisint Corp.	11	—
		116,229
Utilities (5.2%)
Verizon Communications Inc.	132,962	6,624
AT&T Inc.	166,654	5,826
Duke Energy Corp.	22,708	1,680
NextEra Energy Inc.	14,004	1,379
Dominion Resources Inc.	18,674	1,311
Southern Co.	28,623	1,271
Exelon Corp.	27,572	921
American Electric Power Co. Inc.	15,671	842
Sempra Energy	7,880	835
CenturyLink Inc.	18,390	754
PPL Corp.	20,284	702
PG&E Corp.	14,923	694
Edison International	10,462	619
Public Service Enterprise Group Inc.	16,245	607
Consolidated Edison Inc.	9,405	544
Xcel Energy Inc.	16,117	517
FirstEnergy Corp.	13,483	462
Northeast Utilities	10,014	460
Entergy Corp.	5,762	446
DTE Energy Co.	5,685	445
NiSource Inc.	10,127	402
AES Corp.	23,369	355
CenterPoint Energy Inc.	13,853	344
NRG Energy Inc.	10,881	335
Wisconsin Energy Corp.	7,278	330
* Calpine Corp.	13,674	325
Ameren Corp.	7,837	313
American Water Works Co. Inc.	5,791	293
CMS Energy Corp.	8,735	267
* Level 3 Communications Inc.	5,847	263
* T-Mobile US Inc.	8,612	259
OGE Energy Corp.	6,471	243
SCANA Corp.	4,602	239
Pepco Holdings Inc.	8,170	225

46

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

		Market
		Value
	Shares	($000)
Windstream Holdings Inc.	19,620	222
Frontier Communications Corp.	32,063	218
Alliant Energy Corp.	3,560	208
National Fuel Gas Co.	2,687	205
AGL Resources Inc.	3,799	203
Pinnacle West Capital Corp.	3,543	202
UGI Corp.	3,694	196
MDU Resources Group Inc.	6,089	191
ITC Holdings Corp.	5,091	190
Energen Corp.	2,327	187
* tw telecom inc Class A	4,411	181
Integrys Energy Group Inc.	2,585	175
Atmos Energy Corp.	3,251	164
Westar Energy Inc. Class A	4,204	155
Aqua America Inc.	5,634	141
TECO Energy Inc.	7,517	136
Questar Corp.	5,660	133
* Sprint Corp.	23,606	132
Great Plains Energy Inc.	4,980	128
Cleco Corp.	1,983	112
Vectren Corp.	2,711	112
* Dynegy Inc. Class A	3,149	103
Piedmont Natural Gas Co. Inc.	2,547	95
IDACORP Inc.	1,577	89
Portland General Electric Co.	2,573	89
Hawaiian Electric Industries Inc.	3,369	86
j2 Global Inc.	1,576	84
Southwest Gas Corp.	1,474	77
Black Hills Corp.	1,409	76
Telephone & Data Systems Inc.	2,761	73
WGL Holdings Inc.	1,661	72
Laclede Group Inc.	1,413	70
New Jersey Resources Corp.	1,333	70
UIL Holdings Corp.	1,832	68
PNM Resources Inc.	2,556	67
ALLETE Inc.	1,362	66
Avista Corp.	1,943	63
ONE Gas Inc.	1,664	62
South Jersey Industries Inc.	1,042	60
NorthWestern Corp.	1,228	59
Cogent Communications Holdings Inc.	1,553	54
El Paso Electric Co.	1,338	53
MGE Energy Inc.	1,170	47
Pattern Energy Group Inc. Class A	1,339	43
American States Water Co.	1,321	43
Northwest Natural Gas Co.	929	42
California Water Service Group	1,649	40
West Corp.	1,341	40
Empire District Electric Co.	1,495	39
* Globalstar Inc.	9,541	38
Otter Tail Corp.	1,276	36
NRG Yield Inc. Class A	659	36
Consolidated Communications Holdings Inc.	1,423	35
* Gogo Inc.	1,975	33
* Iridium Communications Inc.	2,626	25
* Cincinnati Bell Inc.	6,078	22
* Vonage Holdings Corp.	6,088	21
* inContact Inc.	2,287	21
* 8x8 Inc.	2,559	20
Shenandoah Telecommunications Co.	700	19
Chesapeake Utilities Corp.	280	19
* Premiere Global Services Inc.	1,405	18
* Intelsat SA	960	17
Atlantic Tele-Network Inc.	281	16

47

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2014

					Market
					Value
				Shares	($000)
	Ormat Technologies Inc.			515	14
*	United States Cellular Corp.			371	14
	Unitil Corp.			402	13
	SJW Corp.			450	12
	Inteliquent Inc.			951	12
	Connecticut Water Service Inc.			315	10
*	General Communication Inc. Class A			916	10
*	FairPoint Communications Inc.			606	10
	Middlesex Water Co.			462	9
	Spok Holdings Inc.			631	9
*	Pike Corp.			775	9
*	Hawaiian Telcom Holdco Inc.			301	8
	York Water Co.			378	8
*	ORBCOMM Inc.			1,213	8
*	Pendrell Corp.			4,896	8
	Enventis Corp.			397	7
	IDT Corp. Class B			447	7
*	magicJack VocalTec Ltd.			543	7
	Lumos Networks Corp.			447	7
	NTELOS Holdings Corp.			444	6
	Artesian Resources Corp. Class A			222	5
*	Boingo Wireless Inc.			539	4
	Atlantic Power Corp.			200	1
					37,127
Total Common Stocks (Cost $570,295)					713,886

		Coupon
Temporary Cash Investments (0.7%)[1]
Money Market Fund (0.6%)
2,3	Vanguard Market Liquidity Fund	0.113%		4,418,897	4,419

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
4,5	Federal Home Loan Bank Discount Notes	0.081%	9/12/14	100	100
4,5	Federal Home Loan Bank Discount Notes	0.100%	2/4/15	200	200
					300
Total Temporary Cash Investments (Cost $4,719)					4,719
Total Investments (99.7%) (Cost $575,014)					718,605
Other Assets and Liabilities—Net (0.3%)[3]					2,239
Net Assets (100%)					720,844

Securities with a market value of less than $500 are displayed with a dash.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $66,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $74,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

48

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18540 102014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 3000 Index Fund (the "Fund") at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

October 15, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: October 22, 2014
VANGUARD SCOTTSDALE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 22, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.